UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22061

Name of Fund: BlackRock Funds II

BlackRock Aggressive Growth Prepared Portfolio

BlackRock Bond Portfolio

BlackRock Conservative Prepared Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock GNMA Portfolio

BlackRock Government Income Portfolio

BlackRock Growth Prepared Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Intermediate Government Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Managed Income Portfolio

BlackRock Moderate Prepared Portfolio

BlackRock Multi-Sector Bond Portfolio

BlackRock Total Return Portfolio II

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2011

Date of reporting period: 03/31/2011

Item 1	–	Report to Stockholders

March 31, 2011

Semi-Annual Report (Unaudited)

BlackRock Funds II

▶	BlackRock Bond Portfolio
▶	BlackRock GNMA Portfolio
▶	BlackRock Inflation Protected Bond Portfolio
▶	BlackRock Intermediate Government Bond Portfolio
▶	BlackRock Long Duration Bond Portfolio
▶	BlackRock Managed Income Portfolio
▶	BlackRock Multi-Sector Bond Portfolio

Not FDIC Insured ¡ No Bank Guarantee ¡ May Lose Value

2	BLACKROCK FUNDS II	MARCH 31, 2011

Dear Shareholder

Over the past 12 months, we have seen a sluggish, stimulus-driven economic recovery at long last gain real traction, accelerate, and transition into a consumption-driven expansion. For the most part, 2010 was plagued with widely fluctuating economic data, but as the year drew to a close, it became clear that cyclical stimulus had beaten out structural problems as economic data releases generally became more positive and financial markets showed signs of continuing improvement. Although the sovereign debt crises and emerging market inflation that troubled the global economy in 2010 remain a challenge today, overall investor sentiment had improved considerably. In the first quarter of 2011, significant global events gave rise to new concerns about the future of the global economy. Political turmoil spread across the Middle East/North Africa (“MENA”) region, oil and other commodity prices soared, and markets recoiled as the nuclear crisis unfolded in the wake of a 9.0-magnitude earthquake and tsunami that struck Japan in March. These events shook investor confidence, but the global economic recovery would not be derailed.

In the United States, strength from the corporate sector and increasing consumer spending have been key drivers of economic growth, while the housing and labor markets have been the heaviest burdens. While housing has yet to show any meaningful sign of improvement, labor statistics have become increasingly positive in recent months.

Global equity markets experienced uneven growth and high volatility over the course of 2010, but ended the year strong. Following a strong start to 2011, the aforementioned headwinds brought high volatility back to equity markets. A pick up in inflationary pressures caused emerging market equities to underperform developed markets, where threats of inflation remained relatively subdued. Overall, equities posted strong returns for the 12-month period. US stocks outpaced most international markets and small cap stocks outperformed large caps as investors moved into higher-risk assets.

Fixed income markets saw yields trend lower over most of 2010, until the fourth quarter brought an abrupt reversal in sentiment and risk tolerance that drove yields sharply upward (pushing bond prices down) through year end. Improving economic data continued to pressure fixed income yields in 2011; however, escalating geopolitical risks have acted as a counterweight, restoring relative stability to yield movements. Global credit markets were surprisingly resilient in the face of major headwinds during the first quarter. Yield curves globally remained steep by historical standards and higher-risk sectors continued to outperform higher-quality assets.

The tax-exempt municipal market enjoyed a powerful rally during the period of low interest rates in 2010; however, when the yield trend reversed, the market was dealt an additional blow as it became evident that the Build America Bond program would expire at year end. In addition, negative headlines regarding fiscal challenges faced by state and local governments damaged investor confidence and further heightened volatility in the municipal market. Tax-exempt mutual funds experienced heavy outflows, resulting in wider quality spreads and further downward pressure on municipal bond prices. These headwinds began to abate in 2011 and the tax-exempt municipal market staged a mild rebound in the first quarter.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Total Returns as of March 31, 2011	6-month	12-month
US large cap equities (S&P 500 Index)	17.31%	15.65%
US small cap equities (Russell 2000 Index)	25.48	25.79
International equities (MSCI Europe, Australasia, Far East Index)	10.20	10.42
3-month Treasury bill (BofA Merrill Lynch 3-month Treasury Bill Index)	0.09	0.16
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(5.90)	6.52
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	(0.88)	5.12
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	(3.68)	1.63
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	7.24	14.26

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

While no one can peer into a crystal ball and eliminate the uncertainties presented by the economic landscape and financial markets, BlackRock can offer investors the next best thing: partnership with the world’s largest asset management firm and a unique global perspective that allows us to identify trends early and capitalize on market opportunities. For additional market perspective and investment insight, visit www.blackrock.com/ shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	MARCH 31, 2011	3

Fund Summary as of March 31, 2011	BlackRock Bond Portfolio

Investment Objective

BlackRock Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	The Fund underperformed its benchmark, the Barclays Capital Intermediate Government/Credit Index, for the six-month period ended March 31, 2011.

What factors influenced performance?

•

During the first half of the period, the Fund’s tactical positioning in agency mortgage-backed securities (MBS) detracted from performance relative to the benchmark. During the latter half of the period, the Fund’s duration (sensitivity to interest rates) and yield curve positioning detracted from performance.

•

The Fund held positions outside of the benchmark index in high-quality structured product, such as commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS). In addition, the Fund continued to overweight the investment grade corporate sector relative to its benchmark. Spread sectors broadly outperformed government-related sectors during the period due to improving economic fundamentals and accommodative monetary and fiscal policy.

•	The Fund’s cash position resulting from trading activity did not have a material impact on performance during the period.

Describe recent portfolio activity.

•

During the first half of the period, the Fund tactically traded its agency MBS exposure to capitalize on volatility in the market driven by rising interest rates and uncertainty surrounding government policy. In credit sectors, the Fund added exposure to corporate credits issued by financial companies, while reducing exposure to sovereign credits. During the second half of the period, the Fund reduced exposure to investment- grade corporate debt, where spreads have tightened significantly, but added exposure to the agency MBS and ABS sectors.

Describe Fund positioning at period end.

•

At period end, the Fund was generally underweight in government owned/government-related sectors in favor of non-government spread sectors. Within the government related sectors, the Fund was under weight in agency debentures and FDIC-guaranteed debt, while it was overweight in foreign government guaranteed debt. Within nongovernment sectors, the Fund held out-of-index allocations to agency MBS, non-agency residential MBS, CMBS and ABS. The Fund’s exposure to investment grade corporate bonds was slightly underweight relative to the benchmark, and included holdings in industrial, financial and taxable municipal issuers. The Fund ended the period with a shorter duration relative to the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Treasury Obligations	32%
U.S. Government Sponsored Agency Securities	23
Corporate Bonds	23
Non-Agency Mortgage-Backed Securities	9
Asset-Backed Securities	7
Foreign Agency Obligations	4
Taxable Municipal Bonds	1
Preferred Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	70%
AA/Aa	7
A	12
BBB/Baa	10
Less than BBB/Baa	1

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investor Service (“Moody’s”) rating.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

4	BLACKROCK FUNDS II	MARCH 31, 2011

BlackRock Bond Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

The Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Intermediate Government/Credit Index (the benchmark).

[3]

An unmanaged index comprised of US government securities or investment grade credit securities from the more comprehensive Barclays Capital US Aggregate Bond Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Performance Summary for the Period Ended March 31, 2011

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	2.53%	(1.92)%	3.66%	N/A	5.15%	N/A	5.04%	N/A
Institutional	2.44	(2.06)	3.57	N/A	5.07	N/A	4.93	N/A
Service	2.11	(2.22)	3.24	N/A	4.74	N/A	4.61	N/A
Investor A	2.01	(2.10)	3.36	(0.80)%	4.72	3.87%	4.57	4.14%
Investor B	1.31	(2.62)	2.44	(2.03)	3.88	3.53	4.00	4.00
Investor C	1.38	(2.57)	2.49	1.50	3.92	3.92	3.78	3.78
Barclays Capital Intermediate Government/Credit Index.	–	(1.11)	4.63	N/A	5.68	N/A	5.20	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 18 for a detailed description of share classes, including any related sales charges and fees.

N/A – Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expenses	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[5]	Ending Account Value March 31, 2011	Expense Paid During the Period[6]
BlackRock	$1,000.00	$980.80	$2.42	$2.32	$1,000.00	$1,022.49	$2.47	$1,022.59	$2.37
Institutional	$1,000.00	$979.40	$2.86	$2.76	$1,000.00	$1,022.04	$2.92	$1,022.14	$2.82
Service	$1,000.00	$977.80	$4.49	$4.39	$1,000.00	$1,020.39	$4.58	$1,020.49	$4.48
Investor A	$1,000.00	$979.00	$4.19	$4.14	$1,000.00	$1,020.69	$4.28	$1,020.74	$4.23
Investor B	$1,000.00	$973.80	$8.46	$8.37	$1,000.00	$1,016.36	$8.65	$1,016.45	$8.55
Investor C	$1,000.00	$974.30	$7.97	$7.88	$1,000.00	$1,016.85	$8.15	$1,016.95	$8.05

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.49% for BlackRock, 0.58% for Institutional, 0.91% for Service, 0.85% for Investor A, 1.72% for Investor B and 1.62% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.47% for BlackRock, 0.56% for Institutional, 0.89% for Service, 0.84% for Investor A, 1.70% for Investor B and 1.60% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 18 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2011	5

Fund Summary as of March 31, 2011	BlackRock GNMA Portfolio

Investment Objective

Black Rock GNMA Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

The Fund’s Institutional, BlackRock, Service and Investor A Shares outperformed its benchmark, Barclays Capital GNMA MBS Index, for the sixmonth period ended March 31, 2011, while Investor B and Investor C Shares underperformed the index.

What factors influenced performance?

•

Security selection within the agency mortgage-backed securities (MBS) sector was the largest contributor to Fund performance relative to the benchmark. Specifically, the Fund’s bias toward higher-coupon MBS during the fourth quarter of 2010 benefited performance as prepayments slowed dramatically on these issues and the threat of a government refinancing program was abated. Our move into select lower- and middle-coupon issues during the first quarter of 2011 also positively impacted performance. Finally, the Fund’s exposure outside of the benchmark index in interest-only mortgage securities (IOs) added to performance.

•

An out-of-index exposure to US Treasuries was the largest detractor from Fund performance for the period. In addition, duration (sensitivity to interest rates) management during the month of December slightly detracted from overall performance. Finally, increased exposure to agency MBS during the month of January slightly detracted, as demand failed to materialize for the sector.

Describe recent portfolio activity.

•

During the period, we closed the Fund’s overweight in higher-coupon issues, generally in favor of middle- and lower-coupon issues. We also moved the Fund to an underweight position in 4%-coupon issues in favor of corresponding overweights in 3.5% and 4.5% issues, as we felt these coupons offered more attractive carry (income) and better overall value. We also purchased select low-coupon IOs that were priced attractively.

Describe Fund positioning at period end.

•

We continue to find the agency MBS space attractive and we have conviction in our overweights in lower- and middle-coupon issues. The carry profile for the sector remains strong given a continued lack of supply in the market and lower prepayment speeds. We will continue to manage risk in the Fund and trade actively as opportunities arise and as volatility within the sector increases. At period end, the Fund had a neutral duration relative to the benchmark with a yield-curve-flattening bias.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	98%
U.S. Treasury Obligations	2

Credit Quality Allocation	Percent of Long-Term Investments
AAA/Aaa[1]	100%

[1]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

6	BLACKROCK FUNDS II	MARCH 31, 2011

BlackRock GNMA Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund normally invests at least 80% of its assets in Ginnie Mae securities.
[3]	An unmanaged index comprised of mortgage-backed pass through securities of Ginnie Mae.

Performance Summary for the Period Ended March 31, 2011

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	2.50%	1.45%	5.65%	N/A	6.84%	N/A	5.96%	N/A
Institutional	2.47	1.43	5.51	N/A	6.82	N/A	5.89	N/A
Service	2.12	1.26	5.15	N/A	6.50	N/A	5.57	N/A
Investor A	2.00	1.34	5.22	0.98%	6.43	5.56%	5.48	5.05%
Investor B	1.30	0.84	4.30	(0.15)	5.59	5.27	4.94	4.94
Investor C	1.33	0.88	4.35	3.36	5.65	5.65	4.71	4.71
Barclays Capital GNMA MBS Index	–	0.94	5.35	N/A	6.45	N/A	5.65	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 18 for a detailed description of share classes, including any related sales charges and fees.

N/A – Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[5]	Annualized Expense Ratio
BlackRock	$1,000.00	$1,014.50	$2.61	$1,000.00	$1,022.34	$2.62	0.52%
Institutional	$1,000.00	$1,014.30	$2.76	$1,000.00	$1,022.19	$2.77	0.55%
Service	$1,000.00	$1,012.60	$4.52	$1,000.00	$1,020.44	$4.53	0.90%
Investor A	$1,000.00	$1,013.40	$4.57	$1,000.00	$1,020.39	$4.58	0.91%
Investor B	$1,000.00	$1,008.40	$8.71	$1,000.00	$1,016.26	$8.75	1.74%
Investor C	$1,000.00	$1,008.80	$8.31	$1,000.00	$1,016.65	$8.35	1.66%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 18 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2011	7

Fund Summary as of March 31, 2011	BlackRock Inflation Protected Bond Portfolio

Investment Objective

BlackRock Inflation Protected Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	The Fund underperformed its benchmark, the Barclays Capital Global Real: US Treasury Inflation-Protected Securities (TIPS) Index, for the six-month period ended March 31, 2011.

What factors influenced performance?

•

Detracting from the Fund’s performance relative to the benchmark was its short position in real yields early in the fourth quarter of 2010. Although the Federal Reserve’s (Fed) Treasury bond purchase program (QE2) kept yields lower in light of stronger economic data, we quickly covered the Fund’s short position and were able to limit underperformance. The Fund’s cash position also detracted from relative returns.

•	Contributing positively to performance was the Fund’s slightly longer duration (higher sensitivity to interest rates) in its US holdings relative to the benchmark.

•

The Fund uses interest rate derivatives, including futures contracts, options, swaps and swaptions, mainly for the purpose of managing risks related to duration and yield curve positioning. As interest rates rose during the period, the Fund’s futures contracts, options and swaptions had a positive impact on performance, while the swaps detracted.

Describe recent portfolio activity.

•

We maintained the Fund’s real-rate curve-flattening bias in the United States throughout the six-month period. However, the Fund moved to an underweight in short-end nominal rates in the United States as oil prices continued their climb and there was a change in the Fed’s statement regarding growing inflation expectations, specifically in the first quarter of 2011. The Fund also moved to a small short position in the yen as the Japanese economy braces for potentially lower rates and much more monetary and fiscal stimulus after the earthquake. As inflation expectations rose and real rates fell, cash allocation was increased for defensive purposes. The Fund’s cash position at period end was approximately 10.4% of the Fund’s net asset value.

Describe Fund positioning at period end.

•

At period end, the Fund’s duration was 7.37 years, which was slightly shorter than the benchmark. The Fund was positioned to benefit from a flattening in the real-rate curve, held a short position in short-term nominal rates, and held a small short position in the yen. The Fund was overweight in the long end of the real-rate curve as we find it cheap when compared to the steepness of the nominal curve. The Fund was underweight in the seven-year portion of the real-rate curve, as upward revisions to economic growth expectations are likely to pressure this space.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Treasury Obligations	100%

Credit Quality Allocation	Percent of Long-Term Investments
AAA/Aaa[1]	100%

[1]	US Treasury Obligations are deemed AAA/Aaa by the investment advisor.

8	BLACKROCK FUNDS II	MARCH 31, 2011

BlackRock Inflation Protected Bond Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

The Fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the US and non-US governments, their agencies or instrumentalities, and US and non-US corporations.

[3]	An unmanaged market index made up of US Treasury Inflation Linked Indexed securities.
[4]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2011

			Average Annual Total Returns[5]
			1 Year		5 Years		Since Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	4.96%	1.27%	7.86%	N/A	6.81%	N/A	6.55%	N/A
Institutional	4.84	1.21	7.63	N/A	6.71	N/A	6.49	N/A
Service	4.56	1.07	7.37	N/A	6.41	N/A	5.97	N/A
Investor A	4.33	1.05	7.29	2.97%	6.40	5.53%	6.15	5.51%
Investor B	3.75	0.68	6.59	2.09	5.55	5.22	5.37	5.37
Investor C	3.82	0.71	6.59	5.59	5.60	5.60	5.45	5.45
Barclays Capital Global Real: US TIPS Index	—	1.42	7.91	N/A	6.25	N/A	5.82	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 18 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on June 28, 2004.

N/A – Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[7]	Annualized Expense Ratio
BlackRock	$1,000.00	$1,012.70	$1.61	$1,000.00	$1,023.34	$1.61	0.32%
Institutional	$1,000.00	$1,012.10	$2.16	$1,000.00	$1,022.79	$2.17	0.43%
Service	$1,000.00	$1,010.70	$3.56	$1,000.00	$1,021.39	$3.58	0.71%
Investor A	$1,000.00	$1,010.50	$3.81	$1,000.00	$1,021.14	$3.83	0.76%
Investor B	$1,000.00	$1,006.80	$7.55	$1,000.00	$1,017.40	$7.59	1.51%
Investor C	$1,000.00	$1,007.10	$7.21	$1,000.00	$1,017.75	$7.24	1.44%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[8]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 18 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2011	9

Fund Summary as of March 31, 2011	BlackRock Intermediate Government Bond Portfolio

Investment Objective

BlackRock Intermediate Government Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	The Fund underperformed its benchmark, the Barclays Capital Intermediate Government Index, for the six-month period ended March 31, 2011.

What factors influenced performance?

•

Duration (sensitivity to interest rates) and yield curve management activities in the Fund were the largest detractors from performance for the period. Security selection within US Treasuries also detracted from performance.

•

Overall, Fund exposure outside of the benchmark index in agency mortgage-backed securities (MBS) was the largest contributor to performance, as the sector performed well due to improving economic conditions and declining prepayments. In addition, the Fund had out-of-index exposure to interest-only agency mortgage securities (IOs) and modest out-of-index exposure to non-agency residential MBS, both of which added to performance.

Describe recent portfolio activity.

•

We initially reduced Fund exposure to intermediate-dated US Treasuries, bringing the allocation to a neutral level versus the benchmark. We also took profits on positions in non-agency residential MBS and commercial mortgage-backed securities (CMBS), and we increased exposure to agency MBS as we continued to manage risk in the portfolio. Within the agency MBS space specifically, we purchased select lower- and middle-coupon issues, as we felt they offered attractive carry (income) and relative value. We also shortened the duration of the portfolio to protect against rising interest rates.

Describe Fund positioning at period end.

•

Within government-related sectors, at period end the Fund was underweight relative to the benchmark in agency debentures, FDIC-guaranteed paper and US Treasuries. The Fund continued to hold out-of-index exposure to agency MBS, as we find valuations within the sector attractive, particularly alongside supportive monetary policy. However, we remain cautious given the possibility of rising rates and concurrent sales of agency MBS from the Fed’s balance sheet. Additionally, the Fund held modest out-of-index exposures to non-government spread sectors, namely CMBS and student loan asset-backed securities (ABS). The Fund ended the period with a modestly short duration versus the benchmark.

•

On March 18, 2011, the Board of Trustees approved a plan of reorganization whereby the Fund will acquire substantially all of the assets and assume certain stated liabilities of BlackRock Government Income Portfolio in exchange for newly issued shares of the Fund. Upon closing of the reorganization, the Fund will be renamed the “BlackRock U.S. Government Bond Portfolio”.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	86%
U.S. Treasury Obligations	12
Non-Agency Mortgage-Backed Securities	1
Asset-Backed Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	100%

[1]	Using the higher of S&P’s or Moody’s rating.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

10	BLACKROCK FUNDS II	MARCH 31, 2011

BlackRock Intermediate Government Income Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

The Fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the US government and its agencies and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Intermediate Government Index (the benchmark).

[3]

An unmanaged index comprised of all publically issued, non-convertible domestic debt of the US government or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the US government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year and a maximum maturity of ten years are included.

Performance Summary for the Period Ended March 31, 2011

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.54%	(2.14)%	4.39%	N/A	5.33%	N/A	4.70%	N/A
Service	1.23	(2.29)	3.98	N/A	5.02	N/A	4.39	N/A
Investor A	1.08	(2.33)	3.87	(0.30)%	4.89	4.03%	4.26	3.83%
Investor B	0.13	(2.74)	3.09	(1.37)	4.05	3.71	3.69	3.69
Investor C	0.34	(2.81)	3.05	2.06	4.06	4.06	3.46	3.46
Barclays Capital Intermediate Government Index	—	(1.53)	3.83	N/A	5.48	N/A	4.81	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 18 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[5]	Ending Account Value March 31, 2011	Expenses Paid During the Period[6]
Institutional	$1,000.00	$978.60	$3.16	$3.06	$1,000.00	$1,021.74	$3.23	$1,021.84	$3.13
Service	$1,000.00	$977.10	$4.63	$4.53	$1,000.00	$1,020.24	$4.73	$1,020.34	$4.63
Investor A	$1,000.00	$976.70	$5.17	$5.03	$1,000.00	$1,019.70	$5.29	$1,019.85	$5.14
Investor B	$1,000.00	$972.60	$9.34	$9.25	$1,000.00	$1,015.46	$9.55	$1,015.56	$9.45
Investor C	$1,000.00	$971.90	$9.05	$8.95	$1,000.00	$1,015.76	$9.25	$1,015.86	$9.15

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.64% for Institutional, 0.94% for Service, 1.05% for Investor A, 1.90% for Investor B and 1.84% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.62% for Institutional, 0.92% for Service, 1.02% for Investor A, 1.88% for Investor B and 1.82% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 18 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2011	11

Fund Summary as of March 31, 2011	BlackRock Long Duration Bond Portfolio

Investment Objective

BlackRock Long Duration Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

The Fund’s BlackRock and Institutional Shares outperformed its benchmark, the Barclays Capital Long Government/Credit Index, for the sixmonth period ended March 31, 2011, while Investor A Shares lagged the benchmark.

What factors influenced performance?

•

Adding to performance was the Fund’s exposure outside the benchmark index to non-government spread sectors including commercial mortgagebacked securities (CMBS), non-agency residential mortgage-backed securities (MBS), high-yield corporate bonds and, to a lesser extent, asset-backed securities (ABS). Spread sectors were volatile due to a deteriorating situation in the European peripheral sovereigns, natural disasters in Japan and growing tension in the Middle East. However, these sectors showed resiliency as they rallied once again in late March, emphasizing investors’ strong risk appetite for yield.

•	Conversely, active management of the Fund’s duration (sensitivity to interest rates) during the six-month period was a net detractor from performance.

Describe recent portfolio activity.

•

During the period, the Fund trimmed exposure to financial and industrial corporate credits with the highest market volatility, but maintained an overweight position in investment-grade corporate credit within these sectors. The Fund added exposure to long-dated Treasury Inflation- Protected Securities (TIPS) and financial capital securities, which were both a net positive. The Fund also moved to a higher-quality bias among its holdings in corporate bonds and sought to decrease the degree of spread duration risk in the Fund.

Describe Fund positioning at period end.

•

At the end of the period, the Fund was underweight in governmentrelated sectors in favor of non-government spread sectors. Within the non-government spread sectors, the Fund held an overweight position in investment-grade credit as well as out-of-index exposure to ABS, CMBS, both agency and non-agency residential MBS and high yield corporate credit. The Fund remained overweight in financials and industrials, particularly cable, telecom, media and technology, and underweight in European financials.

•	At period end, the Fund’s duration was slightly shorter than that of the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	48%
U.S. Treasury Obligations	25
U.S. Government Sponsored Agency Securities	8
Taxable Municipal Bonds	5
Non-Agency Mortgage-Backed Securities	4
Preferred Securities	3
Asset-Backed Securities	3
Foreign Agency Obligations	2
Foreign Government Obligations	2

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	39%
AA/Aa	10
A	22
BBB/Baa	25
Less than BBB/Baa	4

[1]	Using the higher of S&P’s or Moody’s rating.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

12	BLACKROCK FUNDS II	MARCH 31, 2011

BlackRock Long Duration Bond Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

The Fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Long Government/ Credit Index (the benchmark).

[3]

An unmanaged index comprised of US government securities or investment grade credit securities from the more comprehensive Barclays Capital US Aggregate Bond Index. This index concentrates on long maturity bonds and thus excludes all maturities from the broader index that are less than 10 years.

[4]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2011

			Average Annual Total Returns[5]
			1 Year		Since Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	4.73%	(5.50)%	8.65%	N/A	6.97%	N/A
Institutional	4.63	(5.56)	8.46	N/A	6.85	N/A
Investor A	4.08	(5.71)	8.18	3.90%	6.57	5.31%
Barclays Capital Long Government/Credit Index	–	(5.62)	8.45	N/A	6.37	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 18 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on October 19, 2007.

N/A – Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[9]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[7]	Expenses Paid During the Period[8]	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[7]	Ending Account Value March 31, 2011	Expenses Paid During the Period[8]
BlackRock	$1,000.00	$945.00	$2.23	$2.18	$1,000.00	$1,022.64	$2.32	$1,022.69	$2.27
Institutional	$1,000.00	$944.40	$2.71	$2.67	$1,000.00	$1,022.14	$2.82	$1,022.19	$2.77
Investor A	$1,000.00	$942.90	$4.41	$4.36	$1,000.00	$1,020.39	$4.58	$1,020.44	$4.53

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.46% for BlackRock, 0.56% for Institutional and 0.91% for Investor A), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for BlackRock, 0.55% for Institutional and 0.90% for Investor A), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[9]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 18 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2011	13

Fund Summary as of March 31, 2011	BlackRock Managed Income Portfolio

Investment Objective

Black Rock Managed Income Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	The Fund underperformed its benchmark, the Barclays Capital US Aggregate Bond Index, for the six-month period ended March 31, 2011.

What factors influenced performance?

•

During the first half of the period, the Fund’s tactical positioning in agency mortgage-backed securities (MBS) detracted from performance relative to the benchmark. During the latter half of the period, the Fund’s duration (sensitivity to interest rates) and yield curve positioning detracted from performance.

•

The Fund benefited from overweights in non-government spread sectors, including investment grade credit, commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS). The Fund also benefited from an allocation outside of the benchmark index in non-agency residential MBS. Spread sectors broadly outperformed government-related sectors during the period due to improving economic fundamentals and accommodative monetary and fiscal policy.

Describe recent portfolio activity.

•

During the first half of the period, the Fund tactically traded its agency MBS exposure to capitalize on volatility in the market driven by rising interest rates and uncertainty surrounding government policy. In credit sectors, the Fund added exposure to corporate credits issued by financial companies, while reducing exposure to sovereign credits. During the second half of the period, the Fund maintained exposure to investment grade corporate debt but increased exposure to the agency MBS and ABS sectors. Within ABS, the Fund added exposure to the sub-prime automotive and student loan sectors. Finally, the Fund reduced exposure to US Treasuries and gradually reduced duration, relative to the benchmark, during the reporting period.

Describe Fund positioning at period end.

•

At period end, the Fund was generally underweight in government owned/government-related sectors in favor of non-government spread sectors. Within the government-related sectors, the Fund held underweights in US Treasuries, agency debentures and FDIC-guaranteed debt, and an overweight in agency MBS. Within non-government sectors, the Fund held overweights in investment-grade corporate debt, CMBS and ABS. The Fund also held an out-of-index allocation to non-agency MBS. The Fund ended the period with a shorter duration relative to the benchmark.

•

On March 18, 2011, the Board of Trustees approved a plan or reorganization, subject to shareholder approval and certain other conditions, whereby BlackRock Total Return Portfolio II will acquire substantially all of the assets and assume certain stated liabilities of the Fund in exchange for newly issued shares of BlackRock Total Return Portfolio II.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	49%
U.S. Treasury Obligations	17
Corporate Bonds	14
Non-Agency Mortgage-Backed Securities	10
Asset-Backed Securities	6
Foreign Agency Obligations	2
Taxable Municipal Bonds	1
Foreign Government Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	73%
AA/Aa	7
A	8
BBB/Baa	8
Less than BBB/Baa	4

[1]	Using the higher of S&P’s or Moody’s rating.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

14	BLACKROCK FUNDS II	MARCH 31, 2011

BlackRock Managed Income Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the Barclays Capital US Aggregate Bond Index.
[3]	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

Performance Summary for the Period Ended March 31, 2011

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.00%	(1.78)%	5.49%	N/A	5.08%	N/A	5.08%	N/A
Service	3.70	(1.93)	5.18	N/A	4.77	N/A	4.77	N/A
Investor A	3.43	(1.88)	5.18	0.95%	4.71	3.87%	4.66	4.23%
Investor B	2.65	(2.36)	4.28	(0.22)	3.86	3.51	4.11	4.11
Investor C	2.84	(2.25)	4.40	3.40	3.88	3.88	3.87	3.87
Barclays Capital US Aggregate Bond Index.	—	(0.88)	5.12	N/A	6.03	N/A	5.56	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 18 for a detailed description of share classes, including any related sales charges and fees.

N/A – Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[5]	Ending Account Value March 31, 2011	Expenses Paid During the Period[6]
Institutional	$1,000.00	$982.20	$3.46	$3.21	$1,000.00	$1,021.44	$3.53	$1,021.69	$3.28
Service	$1,000.00	$980.70	$4.94	$4.69	$1,000.00	$1,019.95	$5.04	$1,020.19	$4.78
Investor A	$1,000.00	$981.20	$5.48	$5.24	$1,000.00	$1,019.40	$5.59	$1,019.65	$5.34
Investor B	$1,000.00	$976.40	$9.46	$9.21	$1,000.00	$1,015.36	$9.65	$1,015.61	$9.40
Investor C	$1,000.00	$977.50	$9.17	$8.92	$1,000.00	$1,015.66	$9.35	$1,015.91	$9.10

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.70% for Institutional, 1.00% for Service, 1.11% for Investor A, 1.92% for Investor B and 1.86% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.65% for Institutional, 0.95% for Service, 1.06% for Investor A, 1.87% for Investor B and 1.81% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 18 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2011	15

Fund Summary as of March 31, 2011	Black Rock Multi-Sector Bond Portfolio

Investment Objective

Black Rock Multi-Sector Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

The Fund’s Institutional and Investor A Shares outperformed its benchmark, the Barclays Capital US Universal Index, for the six-month period ended March 31, 2011, while Investor C Shares performed in line with the benchmark.

What factors influenced performance?

•

The Fund’s performance relative to the benchmark benefited from holding an overweight exposure to spread sectors and a corresponding underweight in government sectors during the six-month period. The outperformance of spread sectors compared to government-related sectors was driven by strengthening economic data pointing toward continued improvement in the US economy and the Fed’s continued accommodative monetary policy. In addition, the Fund benefited from a short duration (sensitivity to interest rates) versus the benchmark as rates moved higher.

•	Conversely, the Fund’s duration and yield-curve positioning slightly detracted from performance during the latter half of the period.

•

The Fund uses interest rate derivatives, including futures contracts, options, swaps and swaptions, mainly for the purpose of managing risks relating to portfolio duration and yield curve positioning. As interest rates rose during the period, the Fund’s interest rate futures had a negative impact on performance, while the interest rate options, swaps and swaptions contributed positively. The Fund also uses credit default swaps against both individual names and broad indices to manage credit risk in the portfolio. Credit default swaps against indices help to manage market risk as well. During the period, the Fund’s credit default swaps detracted from performance. In addition, the Fund trades foreign currency exchange contracts and uses foreign currency derivatives to manage currency risk in the portfolio. The exchange contracts and options on foreign currencies had an overall negative impact on returns for the period.

Describe recent portfolio activity.

•

During the period, the Fund progressively reduced duration risk in light of the upward pressure on rates driven by accommodative monetary and fiscal policy and broadly improving economic indicators. From a credit risk perspective, the Fund reduced exposure to investment-grade credit, where spreads have tightened and are less attractive on a relative value basis. The Fund reallocated risk into higher-beta sectors of the market (those with higher sensitivity to market volatility), including commercial mortgage-backed securities (CMBS), non-agency residential mortgage-backed securities (MBS), high-yield credit and emerging market debt. In addition, the Fund increased exposure to agency MBS, which provides an attractive carry (income) when compared to investment-grade corporate credit, given low pre-payment speeds.

Describe Fund positioning at period end.

•

At the end of the period, the Fund was generally underweight relative to the benchmark in government-related sectors in favor of non-government spread sectors, including investment-grade credit, high-yield credit, ABS, non-agency residential MBS and CMBS. We are finding that valuations are becoming less attractive and have been reducing risk in areas where upside is limited. We have been positioning the portfolio in light of the expected tightening that will take place with the scheduled end of the Fed’s QE2 program. The Fund ended the quarter with a shorter duration compared to the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	53%
Corporate Bonds	17
Non-Agency Mortgage-Backed Securities	11
U.S. Treasury Obligations	9
Asset-Backed Securities	6
Foreign Agency Obligations	1
Foreign Government Obligations	1
Taxable Municipal Bonds	1
Preferred Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	50%
AA/Aa.	3
A	12
BBB/Baa	14
Less than BBB/Baa	21

[1]	Using the higher of S&P’s or Moody’s rating.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

16	BLACKROCK FUNDS II	MARCH 31, 2011

BlackRock Multi-Sector Bond Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

The Fund normally invests at least 80% of its assets in bonds of any duration or maturity from several sectors including: corporate bonds, commercial and residential mortgage backed securities, collateralized mortgage obligations, asset-backed securities, US government mortgage related securities and US Treasury and agency securities.

[3]

An unmanaged, market value weighted index of fixed income securities issued in US dollars, including US government and investment grade debt, noninvestment grade debt, asset- backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

[4]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2011

			Average Annual Total Returns[5]
			1 Year		Since Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.83%	0.05%	7.10%	N/A	6.36%	N/A
Investor A	4.39	0.02	6.83	2.51%	6.10	2.17%
Investor C	3.82	(0.36)	6.12	5.12	5.41	5.41
Barclays Capital US Universal Index	—	(0.37)	5.73	N/A	5.34	N/A

[5]

Assuming maximum sales charges, if any. Total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 18 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on February 26, 2010.

N/A – Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[9]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[7]	Expenses Paid During the Period[8]	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[7]	Ending Account Value March 31, 2011	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,000.50	$4.59	$3.49	$1,000.00	$1,020.34	$4.63	$1,021.44	$3.53
Investor A	$1,000.00	$1,000.20	$5.83	$4.74	$1,000.00	$1,019.10	$5.89	$1,020.19	$4.78
Investor C	$1,000.00	$996.40	$9.56	$8.46	$1,000.00	$1,015.36	$9.65	$1,016.45	$8.55

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.92% for Institutional, 1.17% for Investor A and 1.92% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.70% for Institutional, 0.95% for Investor A and 1.70% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 18 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2011	17

About Fund Performance

•

BlackRock and Institutional Shares are not subject to any sales charge. BlackRock and Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to December 20, 2002, GNMA Portfolio’s BlackRock Shares’ performance results are those of the Fund’s Institutional Shares (which have no distribution or service fees) restated to reflect BlackRock Shares’ fees.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than seven years reflect this conversion. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Funds’ investment advisor waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after February 1, 2012. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2010 and held through March 31, 2011) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

18	BLACKROCK FUNDS II	MARCH 31, 2011

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance their yields and net asset values (“NAVs”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage through entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve become negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if a Fund had not used leverage.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on the Funds’ performance from leverage.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including options, foreign currency exchange contracts, financial futures contracts and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument.

A Fund’s ability to use a derivative instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Funds can realize on an investment, may result in lower dividends paid to shareholders or may cause the Funds to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	19

Schedule of Investments March 31, 2011 (Unaudited)	BlackRock Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
321 Henderson Receivables I LLC:
Series 2010-1A, Class A, 5.56%,
8/15/35 (a)	USD	3,275	$3,435,236
Series 2010-3A, Class A, 3.82%,
12/15/48 (a)		3,080	2,976,192
AmeriCredit Automobile Receivables Trust:
Series 2010-4, Class B, 1.99%,
10/08/15		3,050	3,036,428
Series 2011-1, Class B, 2.19%,
2/08/16		3,185	3,187,322
Series 2011-1, Class C, 2.85%,
8/08/16		1,590	1,591,086
Bear Stearns Asset-Backed Securities Trust,
Series 2006-3, Class A1, 0.40%,
8/25/36 (b)		508	504,402
Capital One Multi-Asset Execution Trust,
Series 2007-C2, Class C2, 0.56%,
11/17/14 (b)		3,340	3,319,571
Citibank Omni Master Trust:
Series 2009-A12, Class A12, 3.35%,
8/15/16 (a)		1,955	2,006,426
Series 2009-A14A, Class A14, 3.01%,
8/15/14 (a)(b)		2,590	2,742,811
Series 2009-A17, Class A17, 4.90%,
11/15/18 (a)		2,640	2,823,398
Series 2009-A8, Class A8, 2.36%,
5/16/16 (a)(b)		3,640	3,694,966
Conseco Financial Corp., Series 1996-7,
Class A6, 7.65%, 10/15/27 (b)		196	204,023
Countrywide Asset-Backed Certificates,
Series 2007-12, Class 2A1, 0.60%,
5/25/29 (b)		2,481	2,338,365
Credit Acceptance Auto Loan Trust,
Series 2010-1, Class A, 2.06%,
4/16/18 (a)		3,530	3,512,464
Ford Credit Floorplan Master Owner Trust,
Series 2009-2, Class A, 1.81%,
9/15/14 (b)		6,640	6,729,406
Globaldrive BV, Series 2008-2, Class A, 4.00%,
10/20/16	EUR	1,512	2,158,372
GSAA Trust, Series 2004-8, Class A3A, 0.62%,
9/25/34 (b)	USD	178	142,887
IFC SBA Loan-Backed Adjustable Rate
Certificate, Series 1997-1, Class A, 1.25%,
1/15/24 (a)(b)		189	139,994
PMC Capital LP, Series 1998-1, Class A, 2.25%,
4/01/21 (a)(b)		461	322,680
Santander Consumer Acquired Receivables Trust:
Series 2011-S1A, Class B, 1.66%,
8/15/16 (a)		6,000	5,999,435
Series 2011-S1A, Class C, 2.01%,
8/15/16 (a)		1,990	1,989,929
Series 2011-WO, Class B, 2.32%,
4/15/15 (a)		5,880	5,885,880
Series 2011-WO, Class C, 3.19%,
10/15/15 (a)		1,955	1,974,550
Santander Drive Auto Receivables Trust:
Series 2010-3, Class B, 2.05%,
5/15/15		3,220	3,213,961
Series 2010-B, Class B, 2.10%,
9/15/14 (a)		2,470	2,472,685
Series 2010-B, Class C, 3.02%,
10/17/16 (a)		2,545	2,543,867
Series 2011-S1A, Class B, 1.48%,
7/15/13 (a)		1,851	1,851,198
Series 2011-S1A, Class D, 3.10%,
3/15/13 (a)		3,472	3,471,549
Scholar Funding Trust, Series 2011-A, Class A,
1.21%, 10/28/43 (a)(b)		3,745	3,646,132
SLM Student Loan Trust:
Series 2003-B, Class A2, 0.71%,
3/15/22 (b)		2,247	2,141,535
Series 2004-B, Class A2, 0.51%,
6/15/21 (b)		1,799	1,722,395
Series 2005-8, Class A4, 1.05%,
1/25/28 (b)		7,725	7,574,821
Series 2008-5, Class A3, 1.60%,
1/25/18 (b)		3,040	3,123,947
Series 2008-5, Class A4, 2.00%,
7/25/23 (b)		11,090	11,594,713
Series 2010-C, Class A1, 1.91%,
12/15/17 (a)(b)		2,277	2,293,642
Structured Asset Receivables Trust Certificates,
Series 2003-2A, 1.99%, 1/21/11 (a)		2	1,767
Structured Asset Securities Corp.,
Series 2003-AL1, Class A, 3.36%,
4/25/31 (a)		1,566	1,506,602
Structured Receivables Finance LLC,
Series 2010-B, Class A, 3.73%, 8/15/36 (a)		1,872	1,835,025

Total Asset-Backed Securities – 9.3%			109,709,662

Corporate Bonds
Auto Components – 0.1%
BorgWarner, Inc., 4.63%, 9/15/20		915	914,629

Automobiles – 0.2%
Daimler Finance North America LLC, 5.75%,
9/08/11		2,300	2,350,043

Beverages – 0.8%
Anheuser-Busch InBev Worldwide, Inc., 3.00%,
10/15/12		8,715	8,964,650

Portfolios Abbreviations

To simplify the listings of Funds’ holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AGM	Assurance Guaranty Municipal Corp.	JPY	Japanese Yen
			KRW	South Korean Won
	AUD	Australian Dollar	LIBOR	London InterBank Offered Rate
	CAD	Canadian Dollar	MXN	Mexican Peso
	CHF	Swiss Franc	MYR	Malaysian Ringgit
	CLP	Chilean Peso	NOK	Norwegian Krone
	CNY	Chinese Yuan	NZD	New Zealand Dollar
	CZK	Czech Koruna	PLN	Polish Zloty
	EUR	Euro	RB	Revenue Bond
	GBP	British Pound	RUB	Russian Rouble
	GO	General Obligation	SEK	Swedish Krona
	HKD	Hong Kong Dollar	TBA	To-Be-Announced
	HUF	Hungarian Forint	TRY	Turkish Lira
	IDR	Indonesian Rupiah	USD	United States Dollar
	ILS	Israeli Shekel	ZAR	South African Rand

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Capital Markets – 3.0%
Credit Suisse AG, 5.40%, 1/14/20	USD	820	$828,180
The Goldman Sachs Group, Inc.:
5.25%, 10/15/13		5,075	5,449,753
3.70%, 8/01/15		8,180	8,240,360
3.63%, 2/07/16		985	975,693
5.38%, 3/15/20		4,905	4,980,218
6.00%, 6/15/20		2,195	2,320,389
6.25%, 2/01/41		1,160	1,155,195
Lehman Brothers Holdings, Inc., 6.75%, 12/28/17 (c)(d)		2,550	255
Morgan Stanley:
4.20%, 11/20/14		2,326	2,401,369
4.00%, 7/24/15		1,090	1,107,745
6.25%, 8/28/17		2,875	3,124,794
UBS AG, 2.25%, 8/12/13		5,350	5,401,793

			35,985,744

Chemicals – 0.1%
The Dow Chemical Co., 4.25%, 11/15/20		1,470	1,403,899

Commercial Banks – 5.8%
Bank of Nova Scotia, 1.65%, 10/29/15 (a)		12,815	12,256,109
BNP Paribas Home Loan Covered Bonds SA, 2.20%, 11/02/15 (a)		8,485	8,154,136
Canadian Imperial Bank of Commerce, 2.75%, 1/27/16 (a)		5,030	5,036,428
Deutsche Bank AG, 5.38%, 10/12/12		3,175	3,368,777
DnB NOR Boligkreditt:
2.10%, 10/14/15 (a)		11,980	11,594,723
2.90%, 3/29/16 (a)		8,500	8,448,830
Royal Bank of Canada, 3.13%, 4/14/15 (a)		13,485	13,826,076
Sparebank 1 Boligkreditt AS, 1.25%, 10/25/13 (a)		5,550	5,493,140

			68,178,219

Consumer Finance – 1.0%
American Express Credit Corp., 2.75%, 9/15/15		2,000	1,963,864
Discover Bank:
8.70%, 11/18/19		2,578	3,088,606
7.00%, 4/15/20		260	286,053
SLM Corp.:
3.62%, 1/31/14 (b)		3,850	3,771,537
6.25%, 1/25/16		2,228	2,322,690

			11,432,750

Diversified Financial Services – 5.1%
AngloGold Ashanti Holdings Plc, 6.50%, 4/15/40		500	500,766
Bank of America Corp.:
3.63%, 3/17/16		985	971,129
6.00%, 9/01/17		2,400	2,572,315
5.75%, 12/01/17		560	590,022
5.63%, 7/01/20		3,745	3,844,902
The Bear Stearns Cos. LLC:
5.50%, 8/15/11		1,850	1,884,207
6.95%, 8/10/12		3,575	3,848,859
BP Capital Markets Plc:
3.13%, 3/10/12		4,175	4,266,758
5.25%, 11/07/13		1,200	1,297,756
3.13%, 10/01/15		1,060	1,065,926
Cie de Financement Foncier, 2.25%, 3/07/14 (a)		2,200	2,199,921
Citigroup, Inc.:
4.75%, 5/19/15		3,610	3,784,016
4.59%, 12/15/15		1,880	1,944,012
5.38%, 8/09/20		680	700,028
Crown Castle Towers LLC, 6.11%, 1/15/20 (a)		4,700	5,094,109
General Electric Capital Corp.:
0.42%, 4/10/12 (b)		1,025	1,025,962
5.50%, 1/08/20		5,650	5,977,802
5.30%, 2/11/21		1,230	1,249,273
JPMorgan Chase & Co.:
2.60%, 1/15/16		2,430	2,346,034
3.45%, 3/01/16		1,060	1,056,215
4.40%, 7/22/20		2,100	2,029,341
JPMorgan Chase Bank, N.A.:
6.00%, 7/05/17		3,575	3,926,680
6.00%, 10/01/17		930	1,017,204
Novus USA Trust, Series 2010-1, 1.56%, 11/18/11 (a)(b)		3,030	3,016,041
TIAA Global Markets, Inc., 5.13%, 10/10/12 (a)		3,925	4,156,289

			60,365,567

Diversified Telecommunication Services – 2.2%
Telecom Italia Capital SA:
6.20%, 7/18/11		3,875	3,933,524
5.25%, 11/15/13		3,670	3,875,307
Telefonica Emisiones SAU:
5.86%, 2/04/13		1,875	1,998,804
6.42%, 6/20/16		2,275	2,527,975
Verizon Communications, Inc.:
8.75%, 11/01/18 (e)		3,950	5,053,812
6.40%, 2/15/38		2,560	2,682,184
Verizon New Jersey, Inc., 5.88%, 1/17/12		5,215	5,419,965

			25,491,571

Electric Utilities – 1.0%
American Transmission Systems, Inc., 5.25%, 1/15/22 (a)		1,865	1,937,383
Carolina Power & Light Co., 5.30%, 1/15/19		2,425	2,650,055
Duke Energy Carolinas LLC, 5.25%, 1/15/18		925	1,015,784
Florida Power & Light Co., 5.69%, 3/01/40		400	415,776
PacifiCorp:
5.50%, 1/15/19		3,600	3,994,733
6.25%, 10/15/37		500	552,903
Trans-Allegheny Interstate Line Co., 4.00%, 1/15/15 (a)		820	843,696

			11,410,330

Energy Equipment & Services – 0.1%
Ensco Plc:
3.25%, 3/15/16		550	547,977
4.70%, 3/15/21		1,142	1,133,556

			1,681,533

Food & Staples Retailing – 0.1%
Wal-Mart Stores, Inc., 5.63%, 4/01/40		1,177	1,199,911

Food Products – 0.9%
Kraft Foods, Inc.:
6.50%, 8/11/17		4,400	5,017,549
5.38%, 2/10/20		4,861	5,131,981
6.50%, 2/09/40		685	731,639

			10,881,169

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	21

Schedule of Investments (continued)	BlackRock Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Independent Power Producers & Energy Traders – 0.0%
Constellation Energy Group, Inc., 7.60%, 4/01/32	USD	500	$567,624

Insurance – 3.2%
Hartford Life Global Funding Trusts, 0.49%, 6/16/14 (b)		5,100	4,962,876
Manulife Financial Corp., 3.40%, 9/17/15		5,800	5,818,978
MetLife, Inc.:
7.72%, 2/15/19		2,800	3,403,610
4.75%, 2/08/21		3,183	3,190,257
Metropolitan Life Global Funding I:
2.88%, 9/17/12 (a)		1,100	1,121,712
5.13%, 6/10/14 (a)		3,625	3,928,742
New York Life Global Funding, 5.25%, 10/16/12 (a)		4,825	5,138,975
Pricoa Global Funding I, 5.40%, 10/18/12 (a)		3,950	4,191,041
Prudential Financial, Inc.:
5.80%, 6/15/12		2,250	2,364,140
5.38%, 6/21/20		1,620	1,686,903
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (a)		1,640	1,849,144

			37,656,378

Life Sciences Tools & Services – 0.2%
Life Technologies Corp., 5.00%, 1/15/21		2,375	2,374,679

Media – 2.7%
CBS Corp.:
8.88%, 5/15/19		1,785	2,241,430
5.75%, 4/15/20		820	867,281
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22		2,050	2,774,076
Comcast Corp., 5.88%, 2/15/18		526	579,862
COX Communications, Inc., 8.38%, 3/01/39 (a)		2,050	2,602,172
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.13%, 2/15/16		5,397	5,318,733
Discovery Communications LLC, 3.70%, 6/01/15		1,310	1,353,310
NBCUniversal Media LLC:
5.15%, 4/30/20 (a)		2,869	2,956,932
4.38%, 4/01/21 (a)		2,695	2,580,166
News America, Inc.:
4.50%, 2/15/21 (a)		2,075	2,032,942
8.50%, 2/23/25		675	823,014
6.15%, 2/15/41 (a)		2,490	2,469,194
Time Warner Cable, Inc.:
5.00%, 2/01/20		950	960,473
5.88%, 11/15/40		1,625	1,526,930
Time Warner, Inc.:
4.70%, 1/15/21		570	567,576
6.10%, 7/15/40		380	371,941
Virgin Media Secured Finance Plc, 6.50%, 1/15/18		1,695	1,851,788

			31,877,820

Metals & Mining – 0.2%
Cliffs Natural Resources, Inc.:
4.80%, 10/01/20		745	735,506
4.88%, 4/01/21		820	808,824
6.25%, 10/01/40		770	764,862

			2,309,192

Multi-Utilities – 0.1%
CenterPoint Energy, Inc., 6.50%, 5/01/18		1,500	1,684,379

Oil, Gas & Consumable Fuels – 1.1%
Anadarko Petroleum Corp., 5.95%, 9/15/16		1,060	1,152,628
Enterprise Products Operating LLC:
5.20%, 9/01/20		1,478	1,524,517
6.13%, 10/15/39		1,225	1,219,243
Kinder Morgan Energy Partners LP, 6.38%, 3/01/41		340	342,935
Marathon Petroleum Corp., 6.50%, 3/01/41 (a)		2,487	2,512,773
Nexen, Inc., 7.50%, 7/30/39		2,935	3,304,878
Rockies Express Pipeline LLC, 3.90%, 4/15/15 (a)		1,825	1,806,883
Valero Energy Corp.:
6.13%, 2/01/20		820	886,887
6.63%, 6/15/37		289	291,299

			13,042,043

Paper & Forest Products – 0.2%
International Paper Co.:
5.30%, 4/01/15		136	146,562
7.30%, 11/15/39		975	1,090,793
Inversiones CMPC SA, 4.75%, 1/19/18 (a)		765	752,711

			1,990,066

Pharmaceuticals – 0.2%
Abbott Laboratories, 5.60%, 5/15/11 (e)		1,315	1,323,091
Teva Pharmaceutical Finance Co. LLC, 6.15%, 2/01/36		400	436,201

			1,759,292

Software – 0.1%
Oracle Corp., 5.38%, 7/15/40 (a)		1,495	1,455,107

Tobacco – 0.4%
Philip Morris International, Inc.:
4.88%, 5/16/13		2,965	3,179,414
4.50%, 3/26/20		1,700	1,746,755

			4,926,169

Wireless Telecommunication Services – 0.7%
Rogers Communications, Inc., 6.25%, 6/15/13		2,625	2,892,805
Vodafone Group Plc, 4.15%, 6/10/14		5,125	5,433,320

			8,326,125

Total Corporate Bonds – 29.5%			348,228,889

Foreign Agency Obligations
Bank Nederlandse Gemeenten, 1.50%, 3/28/14 (a)		7,870	7,816,799
CDP Financial, Inc., 3.00%, 11/25/14 (a)		6,185	6,304,575
Corporacion Nacional del Cobre de Chile, 3.75%, 11/04/20 (a)		915	854,275
Eksportfinans ASA:
0.50%, 4/05/13 (b)		2,125	2,125,000
2.00%, 9/15/15		6,515	6,373,090
5.50%, 5/25/16		3,150	3,536,527
FIH Erhvervsbank A/S, 2.45%, 8/17/12 (a)		9,230	9,397,866
Hydro Quebec, 8.40%, 1/15/22		2,395	3,246,051
Japan Finance Corp., 2.00%, 6/24/11		2,775	2,783,777
Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13		1,795	1,807,886

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Bond Portfolio
(Percentages shown are based on Net Assets)

Foreign Agency Obligations		Par (000)	Value
Petrobras International Finance Co.:
3.88%, 1/27/16	USD	4,928	$4,960,944
5.88%, 3/01/18		1,060	1,122,804
5.75%, 1/20/20		5,480	5,653,354

Total Foreign Agency Obligations – 4.7%			55,982,948

Foreign Government Obligations
Mexico – 0.2%
United Mexican States:
5.63%, 1/15/17		1,360	1,500,080
5.13%, 1/15/20		530	554,380
7.50%, 4/08/33		200	244,900

			2,299,360

Total Foreign Government Obligations – 0.2%			2,299,360

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations – 3.9%
Arkle Master Issuer Plc, Series 2010-1A,		3,900	3,891,724
Class 2A, 1.46%, 2/17/15 (a)(b)
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-7, Class 4A, 3.04%, 10/25/34 (b)		1,050	956,414
Bear Stearns Alt-A Trust, Series 2004-12,
Class 1A1, 0.60%, 1/25/35 (b)		1,529	1,288,367
Countrywide Alternative Loan Trust:
Series 2005-21CB, Class A17, 6.00%,
6/25/35		4,300	4,004,085
Series 2006-OA21, Class A1, 0.44%,
3/20/47 (b)		2,322	1,356,077
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2004-29, Class 1A1, 0.79%,
2/25/35 (b)		1,039	880,806
Series 2006-OA5, Class 2A1, 0.45%,
4/25/46 (b)		948	578,404
Credit Suisse Mortgage Capital Certificates:
Series 2006-8, Class 3A1, 6.00%,
10/25/21		876	728,278
Series 2011-4R, Class 1A1, 6.25%,
9/27/37 (a)(b)		3,005	2,676,343
Series 2011-4R, Class 2A1, 5.17%,
8/27/37 (a)(b)		3,737	3,401,083
Series 2011-4R, Class 5A1, 5.66%,
5/27/36 (a)(b)		6,285	5,797,913
Series 2011-4R, Class 6A1, 5.78%,
5/27/36 (a)(b)		3,420	3,060,900
Deutsche Alt-A Securities, Inc.,
Series 2006-OA1, Class A1, 0.45%, 2/25/47 (b)		716	478,194
First Horizon Alternative Mortgage Securities,
Series 2004-AA4, Class A1, 2.43%, 10/25/34 (b)		2,329	2,080,102
GSR Mortgage Loan Trust, Series 2005-AR1,		3,410	3,359,453
Class 2A1, 2.94%, 1/25/35 (b)
Homebanc Mortgage Trust, Series 2006-2,		1,790	1,372,519
Class A1, 0.43%, 12/25/36 (b)
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2, 5.88%,
7/25/36		375	368,629
Series 2007-S1, Class 1A2, 5.50%,
3/25/22		294	286,926
MortgageIT Trust, Series 2004-1,
Class A1, 0.64%, 11/25/34 (b)		2,539	2,264,156
Structured Adjustable Rate Mortgage Loan Trust:
Series 2004-16, Class 3A1, 2.71%,
11/25/34 (b)		2,488	2,165,354
Series 2004-6, Class 4A1, 4.84%,
6/25/34 (b)		4,935	4,513,463
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA4, Class 1A, 1.08%, 5/25/47 (b)		1,099	767,327

			46,276,517

Commercial Mortgage-Backed Securities – 8.1%
Banc of America Commercial Mortgage, Inc.:
Series 2006-4, Class A4, 5.63%,
7/10/46		3,000	3,231,368
Series 2007-1, Class A4, 5.45%,
1/15/49		2,560	2,693,861
Series 2007-2, Class A4, 5.69%,
4/10/49 (b)		4,870	5,168,975
Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR9, Class A4A, 4.87%, 9/11/42		2,635	2,791,052
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2006-CD3, Class AJ, 5.69%,
10/15/48		1,370	1,219,462
Series 2007-CD4, Class A4, 5.32%,
12/11/49		3,020	3,174,263
Series 2007-CD5, Class A4, 5.89%,
8/15/17 (b)		893	966,023
Commercial Mortgage Loan Trust,
Series 2008-LS1, Class A4B, 6.01%, 9/10/17 (b)		3,730	4,020,899
Commercial Mortgage Pass-Through Certificates:
Series 2004-LB3A, Class A3, 5.09%,
7/10/37 (b)		2,385	2,392,818
Series 2006-C8, Class A4, 5.31%,
12/10/46		2,500	2,635,822
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-C3, Class AJ, 4.77%, 7/15/37		2,310	2,262,721
Credit Suisse Mortgage Capital Certificates,
Series 2010-RR2, Class 2A, 5.80%, 6/15/17 (a)(b)		3,370	3,571,230
CW Capital Cobalt Ltd., Series 2006-C1,
Class A4, 5.22%, 8/15/48		1,950	2,022,747
Extended Stay America Trust:
Series 2010-ESHA, Class A, 2.95%,
11/05/27 (a)		8,897	8,751,525
Series 2010-ESHA, Class D, 5.50%,
11/05/27 (a)		2,300	2,326,299
First Union National Bank Commercial Mortgage,
Series 2001-C3, Class A3, 6.42%, 6/15/11		1,902	1,904,088
GE Capital Commercial Mortgage Corp.,
Series 2002-1A, Class A3, 6.27%, 12/10/35		4,662	4,809,725
GMAC Commercial Mortgage Securities, Inc.:
Series 2003-C2, Class A2, 5.47%,
5/10/40 (b)		5,830	6,229,832
Series 2004-C3, Class A3, 4.21%,
12/10/41		1,331	1,331,257
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2004-CB8, Class A1A, 4.16%,
4/12/14 (a)		1,730	1,750,340
See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	23

Schedule of Investments (continued)	BlackRock Bond Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Series 2004-CB9, Class A2, 5.11%,
5/12/11 (b)	USD	5,859	$5,869,768
Series 2006-CB14, Class AM, 5.44%,
12/12/44 (b)		1,120	1,130,298
Series 2006-CB17, Class AM,
5.46%, 12/12/43		550	553,997
Series 2007-CB19, Class A4, 5.74%,
4/12/17 (b)		2,055	2,200,741
LB-UBS Commercial Mortgage Trust:
Series 2001-C3, Class A2, 6.37%,
12/15/28		3,873	3,882,780
Series 2007-C6, Class A4, 5.86%,
7/15/40 (b)		2,915	3,102,588
Series 2007-C7, Class A3, 5.87%,
9/15/45 (b)		4,825	5,164,634
Merrill Lynch Mortgage Trust, Series 2007-C1,
Class A4, 5.83%, 6/12/17 (b)		1,750	1,877,557
Morgan Stanley Capital I, Series 2004-HQ4,
Class A7, 4.97%, 4/14/40		2,500	2,656,123
RBSCF Trust, Series 2010-RR3, Class WBTA, 5.90%, 4/16/17 (a)(b)		4,200	4,600,176
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C21, Class A3, 5.21%,
10/15/44 (b)		390	396,044

			94,689,013

Interest Only Commercial Mortgage-Backed Securities – 0.0%
WaMu Commercial Mortgage Securities Trust,
Series 2005-C1A, Class X, 1.49%,
5/25/36 (a)(b)		11,605	220,307

Total Non-Agency Mortgage-Backed Securities – 12.0%			141,185,837

Preferred Securities
Capital Trusts
Capital Markets – 0.8%
Credit Suisse AG/Guernsey, 5.86% (b)(f)		4,610	4,471,700
State Street Capital Trust III, 5.30%, 3/15/42 (b)		4,220	4,225,486
State Street Capital Trust IV, 1.31%, 6/15/37 (b)		220	181,532

			8,878,718

Commercial Banks – 0.1%
Barclays Bank Plc, 5.93%, 9/29/49 (a)(b)		220	204,600
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (b)		370	360,288
SunTrust Capital VIII, 6.10%, 12/15/66 (b)		180	175,500
UBS Preferred Funding Trust V, 6.24% (b)(f)		190	187,625
Wachovia Capital Trust III, 5.57% (b)(f)		185	169,738

			1,097,751

Diversified Financial Services – 0.3%
General Electric Capital Corp., 6.38%, 11/15/67 (b)		75	77,063
JPMorgan Chase & Co., 7.90% (b)(f)		3,000	3,282,330
JPMorgan Chase Capital XXIII, 1.31%, 5/15/47 (b)		220	182,095

			3,541,488

Insurance – 0.1%
American International Group, Inc., 8.18%, 5/15/68 (b)		370	398,213
Swiss Re Capital I LP, 6.85% (a)(b)(f)		370	362,060
XL Group Plc, 6.50% (b)(f)		555	509,213

			1,269,486

Total Preferred Securities – 1.3%			14,787,443

Project Loans – 0.0%
Federal Housing Authority, USGI Project,
Series 56, 7.46%, 1/01/23		92	92,434

Taxable Municipal Bonds
Chicago O’Hare International Airport RB, 6.40%, 1/01/40		650	623,974
New York City Municipal Water Finance Authority RB:
5.38%, 6/15/43		1,310	1,322,222
5.50%, 6/15/43		1,570	1,612,641
New York State Dormitory Authority RB, Series F, 5.63%, 3/15/39		1,750	1,713,408
Port Authority of New York & New Jersey RB, 6.04%, 12/01/29		1,190	1,215,359
State of California GO, 5.45%, 4/01/15		7,625	8,131,529
State of Wisconsin RB (AGM Insured), Series A, 4.80%, 5/01/13		1,910	2,029,222
University of California RB, 5.95%, 5/15/45		1,185	1,071,287

Total Taxable Municipal Bonds – 1.5%			17,719,642

U.S. Government Sponsored Agency Securities
Agency Obligations – 4.3%
Fannie Mae:
5.25%, 8/01/12 (g)		3,225	3,411,186
4.63%, 5/01/13 (g)		2,065	2,199,795
6.63%, 11/15/30		1,500	1,893,906
Federal Farm Credit Bank, 2.63%, 4/17/14		14,000	14,512,470
Federal Home Loan Bank, 5.63%, 6/13/16		4,550	4,988,620
Freddie Mac:
5.50%, 8/23/17		3,500	4,017,538
3.75%, 3/27/19		10,765	11,096,594
3.53%, 9/30/19		2,690	2,653,994
Small Business Administration,
Series 2001-P10B, Class 1, 6.34%,
8/01/11		39	39,520
Small Business Administration Participation Certificates:
Series 1992-20H, 7.40%, 8/01/12		77	79,687
Series 1996-20H, 7.25%, 8/01/16		411	443,779
Tennessee Valley Authority, 5.25%, 9/15/39		5,425	5,689,697

			51,026,786

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Bond Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value
Collateralized Mortgage Obligations – 1.0%
Fannie Mae:
Series 2002-T6, Class A1, 3.31%,
2/25/32	USD	894	$893,113
Series 2005-29, Class AT, 4.50%,
4/25/35		784	823,334
Series 2005-29, Class WB, 4.75%,
4/25/35		2,788	2,941,623
Series 2005-62, Class CQ, 4.75%,
7/25/35		3,845	4,052,498
Freddie Mac, Series 3207, Class NB, 6.00%,
11/15/30		57	56,709
FREMF Mortgage Trust, Series 2010-K6, Class B,
5.36%, 12/26/46 (a)(b)		3,190	3,235,992

			12,003,269

Federal Deposit Insurance Corporation Guaranteed – 0.7%
General Electric Capital Corp.:
2.00%, 9/28/12		5,700	5,817,329
2.13%, 12/21/12		2,255	2,308,272

			8,125,601

Mortgage-Backed Securities – 24.1%
Fannie Mae Mortgage-Backed Securities:
6.00%, 5/01/16-4/01/41 (e)(h)		22,178	24,213,992
4.00%, 4/01/26-4/01/41 (h)		108,700	107,426,188
5.00%, 4/01/26-4/01/41 (h)		59,500	62,154,531
5.50%, 4/01/26-4/01/41 (h)		26,400	28,293,375
4.50%, 4/01/41 (h)		61,200	62,117,344
Ginnie Mae Mortgage-Backed Securities,
6.00%, 4/01/41 (h)		100	110,063

			284,315,493

Principal Only Collateralized Mortgage Obligations – 0.0%
Fannie Mae, Series 1989-16, Class B, 0.00%,
3/25/19 (i)		37	34,884

Total U.S. Government Sponsored Agency Securities – 30.1%			355,506,033

U.S. Treasury Obligations
U.S. Treasury Bonds:
8.13%, 5/15/21-8/15/21 (e)(g)		15,835	22,203,600
6.25%, 8/15/23 (e)(g)		8,120	10,084,025
4.38%, 5/15/40 (j)		28,080	27,452,693
3.88%, 8/15/40 (j)		1,440	1,288,575
4.25%, 11/15/40		5,860	5,604,258
4.75%, 2/15/41 (j)		19,285	20,044,347
U.S. Treasury Notes:
0.88%, 2/29/12 (j)		28,000	28,146,440
0.63%, 1/31/13		108,815	108,619,459
1.25%, 3/15/14 (j)		60,420	60,401,270
2.13%, 2/29/16		76,555	76,315,766
1.88%, 9/30/17		14,000	13,243,132
2.75%, 2/28/18 (j)		46,345	45,993,798
2.63%, 8/15/20		2,975	2,790,922
3.63%, 2/15/21		77,015	78,110,076

Total U.S. Treasury Obligations – 42.4%			500,298,361

Total Long-Term Investments (Cost – $1,541,839,540) – 131.0%			1,545,810,609

Short-Term Securities	Par (000)/ Shares
Borrowed Bond Agreements – 0.0%
Deutsche Bank AG, 0.21%, 4/15/11	USD	295	294,706
Money Market Funds – 13.7%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (k)(l)		161,532,015	161,532,015

Total Short-Term Securities (Cost – $161,826,721) – 13.7%			161,826,721

Options Purchased	Contracts
Exchange-Traded Call Options Purchased – 0.0%
U.S. Treasury Notes (10 Year), Strike Price USD 119.50, Expires 5/20/11		32	5,500
U.S. Treasury Notes (10 Year), Strike Price USD 120, Expires 5/20/11		386	307,594

			313,094

Exchange-Traded Put Options Purchased – 0.1%
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 98.25, Expires 9/16/11		1,340	971,500
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 98.50, Expires 9/16/11		546	484,575
U.S. Treasury Notes (10 Year), Strike Price USD 119.50, Expires 5/20/11		32	20,500

			1,476,575

Over-the-Counter Call Options Purchased – 0.1%
USD Currency, Strike Price JPY 84, Expires 6/27/11, Broker Morgan Stanley Capital Services, Inc.		1,781	284,960
USD Currency, Strike Price JPY 84, Expires 6/27/11, Broker UBS AG		890	142,480
USD Currency, Strike Price JPY 86, Expires 5/20/11, Broker Citibank, N.A.		969	40,117
USD Currency, Strike Price JPY 86, Expires 5/20/11, Broker Deutsche Bank AG		969	40,116
USD Currency, Strike Price JPY 86, Expires 5/20/11, Broker Royal Bank of Scotland Plc		1,420	58,767
USD Currency, Strike Price JPY 86, Expires 6/27/11, Broker Citibank, N.A.		764	65,780
USD Currency, Strike Price JPY 86, Expires 6/27/11, Broker Deutsche Bank AG		1,908	164,236

			796,456

Over-the-Counter Put Options Purchased – 0.0%
EUR Currency, Strike Price USD 1.32, Expires 5/19/11, Broker Deutsche Bank AG		2,114	27,563
EUR Currency, Strike Price USD 1.32, Expires 5/19/11, Broker Royal Bank of Scotland Plc		2,114	27,563

			55,126

	Notional Amount (000)
Over-the-Counter Call Swaptions Purchased – 0.7%
Receive a fixed rate of 1.758% and pay a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG	USD	31,500	197,664
Receive a fixed rate of 3.000% and pay a floating rate based on 3-month LIBOR, Expires 9/02/11, Broker UBS AG		13,300	46,073

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	25

Schedule of Investments (continued)	BlackRock Bond Portfolio
(Percentages shown are based on Net Assets)

Options Purchased	Notional Amount (000)		Value
Over-the-Counter Call Swaptions Purchased (continued)
Receive a fixed rate of 3.115% and pay a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG	USD	10,400	$68,253
Receive a fixed rate of 3.300% and pay a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker JPMorgan Chase Bank, N.A.		6,300	87,332
Receive a fixed rate of 3.455% and pay a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker UBS AG		19,600	337,091
Receive a fixed rate of 3.535% and pay a floating rate based on 3-month LIBOR, Expires 12/01/11, Broker Citibank, N.A.		22,700	378,836
Receive a fixed rate of 3.630% and pay a floating rate based on 3-month LIBOR, Expires 12/02/11, Broker Deutsche Bank AG		11,100	219,705
Receive a fixed rate of 3.703% and pay a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International		12,800	300,438
Receive a fixed rate of 3.750% and pay a floating rate based on 3-month LIBOR, Expires 9/26/11, Broker Goldman Sachs Bank USA		15,000	354,793
Receive a fixed rate of 3.805% and pay a floating rate based on 3-month LIBOR, Expires 9/17/13, Broker Citibank, N.A.		3,900	105,083
Receive a fixed rate of 3.855% and pay a floating rate based on 3-month LIBOR, Expires 5/19/11, Broker JPMorgan Chase Bank, N.A.		44,200	1,136,509
Receive a fixed rate of 3.880% and pay a floating rate based on 3-month LIBOR, Expires 10/28/13, Broker Deutsche Bank AG		5,500	159,563
Receive a fixed rate of 3.885% and pay a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker Goldman Sachs Bank USA		11,300	334,170
Receive a fixed rate of 3.925% and pay a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker Goldman Sachs Bank USA		12,700	393,652
Receive a fixed rate of 3.990% and pay a floating rate based on 3-month LIBOR, Expires 1/12/12, Broker UBS AG		5,700	195,963
Receive a fixed rate of 4.000% and pay a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker BNP Paribas		16,500	590,917
Receive a fixed rate of 4.070% and pay a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Bank of America, N.A.		10,400	390,926
Receive a fixed rate of 4.073% and pay a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Royal Bank of Scotland Plc		8,500	320,460
Receive a fixed rate of 4.290% and pay a floating rate based on 3-month LIBOR, Expires 2/06/12, Broker UBS AG		7,600	374,578
Receive a fixed rate of 4.330% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker UBS AG		7,400	380,764
Receive a fixed rate of 4.388% and pay a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank, N.A.		6,400	335,606
Receive a fixed rate of 5.200% and pay a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker Citibank, N.A.		25,300	1,835,795

			8,544,171

Over-the-Counter Put Swaptions Purchased – 1.1%
Pay a fixed rate of 1.758% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		31,500	255,932
Pay a fixed rate of 2.500% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		14,700	60,097
Pay a fixed rate of 3.000% and receive a floating rate based on 3-month LIBOR, Expires 9/02/11, Broker UBS AG		13,300	923,352
Pay a fixed rate of 3.115% and receive a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG		10,400	727,272
Pay a fixed rate of 3.300% and receive a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker JPMorgan Chase Bank, N.A.		6,300	607,939
Pay a fixed rate of 3.455% and receive a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker UBS AG		19,600	1,709,831
Pay a fixed rate of 3.535% and receive a floating rate based on 3-month LIBOR, Expires 12/01/11, Broker Citibank, N.A.		22,700	1,077,148
Pay a fixed rate of 3.630% and receive a floating rate based on 3-month LIBOR, Expires 12/02/11, Broker Deutsche Bank AG		11,100	473,154
Pay a fixed rate of 3.703% and receive a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International		12,800	849,676
Pay a fixed rate of 3.750% and receive a floating rate based on 3-month LIBOR, Expires 9/26/11, Broker Goldman Sachs Bank USA		15,000	423,576
Pay a fixed rate of 3.805% and receive a floating rate based on 3-month LIBOR, Expires 9/17/13, Broker Citibank, N.A.		3,900	357,059
Pay a fixed rate of 3.855% and receive a floating rate based on 3-month LIBOR, Expires 5/19/11, Broker JPMorgan Chase Bank, N.A.		44,200	261,073
Pay a fixed rate of 3.880% and receive a floating rate based on 3-month LIBOR, Expires 10/28/13, Broker Deutsche Bank AG		5,500	494,853
Pay a fixed rate of 3.885% and receive a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker Goldman Sachs Bank USA		11,300	619,614
Pay a fixed rate of 3.925% and receive a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker Goldman Sachs Bank USA		12,700	681,490
Pay a fixed rate of 3.990% and receive a floating rate based on 3-month LIBOR, Expires 1/12/12, Broker UBS AG		5,700	180,543
Pay a fixed rate of 4.000% and receive a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker BNP Paribas		16,500	47,436

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Bond Portfolio
(Percentages shown are based on Net Assets)

Options Purchased	Notional Amount (000)		Value
Over-the-Counter Put Swaptions Purchased (concluded)
Pay a fixed rate of 4.070% and receive a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Bank of America, N.A.	USD	10,400	$384,100
Pay a fixed rate of 4.073% and receive a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Royal Bank of Scotland Plc		8,500	313,111
Pay a fixed rate of 4.290% and receive a floating rate based on 3-month LIBOR, Expires 2/06/12, Broker UBS AG		7,600	182,972
Pay a fixed rate of 4.330% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker UBS AG		7,400	170,286
Pay a fixed rate of 4.388% and receive a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank, N.A.		6,400	189,299
Pay a fixed rate of 5.200% and receive a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker Citibank, N.A.		25,300	1,451,241

			12,441,054

Total Options Purchased (Cost – $27,629,362) – 2.0%			23,626,476

Total Investments Before TBA Sale Commitments, Options Written and Borrowed Bonds (Cost – $1,731,295,623*) – 146.7%			1,731,263,806

TBA Sale Commitments (h)	Par (000)
Fannie Mae Mortgage-Backed Securities:
4.00%, 4/01/41		72,000	(70,830,000)
4.50%, 4/01/41		16,500	(16,788,750)
5.00%, 4/01/41		47,700	(49,851,000)
5.50%, 4/01/41		22,000	(23,533,125)
6.00%, 4/01/41		22,000	(23,925,000)

Total TBA Sale Commitments (Proceeds – $184,340,359) – (15.7)%			(184,927,875)

Options Written	Contracts
Exchange-Traded Call Options Written – 0.0%
U.S. Treasury Notes (10 Year), Strike Price USD 121, Expires 5/20/11		386	(186,969)
U.S. Treasury Notes (10 Year), Strike Price USD 122, Expires 5/20/11		386	(102,531)

			(289,500)

Exchange-Traded Put Options Written – (0.1)%
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 97.75, Expires 9/16/11		1,340	(485,750)
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 98, Expires 9/16/11		546	(286,650)

			(772,400)

Over-the-Counter Call Options Written – (0.1)%
USD Currency, Strike Price JPY 84, Expires 6/27/11, Broker Citibank, N.A.		764	(122,240)
USD Currency, Strike Price JPY 84, Expires 6/27/11, Broker Deutsche Bank AG		1,908	(305,200)

			(427,440)

Options Written	Notional Amount (000)
Over-the-Counter Call Swaptions Written – (1.4)%
Pay a fixed rate of 2.080% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		30,900	$(312,864)
Pay a fixed rate of 3.440% and receive a floating rate based on 3-month LIBOR, Expires 10/21/13, Broker Deutsche Bank AG	EUR	4,700	(122,072)
Pay a fixed rate of 3.773% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG	USD	11,600	(297,699)
Pay a fixed rate of 3.825% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank, N.A.		8,100	(221,467)
Pay a fixed rate of 3.830% and receive a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker Citibank, N.A.		8,400	(231,900)
Pay a fixed rate of 3.853% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG		4,400	(125,479)
Pay a fixed rate of 3.855% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker Deutsche Bank AG		16,100	(454,125)
Pay a fixed rate of 3.860% and receive a floating rate based on 3-month LIBOR, Expires 6/02/11, Broker UBS AG		16,500	(434,582)
Pay a fixed rate of 3.896% and receive a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker UBS AG		18,000	(546,521)
Pay a fixed rate of 3.950% and receive a floating rate based on 3-month LIBOR, Expires 12/13/11, Broker Goldman Sachs Bank USA		14,000	(459,428)
Pay a fixed rate of 4.000% and receive a floating rate based on 3-month LIBOR, Expires 1/05/12, Broker JPMorgan Chase Bank, N.A.		8,700	(303,747)
Pay a fixed rate of 4.015% and receive a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker Goldman Sachs Bank USA		9,500	(336,857)
Pay a fixed rate of 4.015% and receive a floating rate based on 3-month LIBOR, Expires 3/26/12, Broker UBS AG		8,000	(282,270)
Pay a fixed rate of 4.020% and receive a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG		11,800	(421,109)
Pay a fixed rate of 4.030% and receive a floating rate based on 3-month LIBOR, Expires 12/06/12, Broker UBS AG		7,500	(255,507)
Pay a fixed rate of 4.050% and receive a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Deutsche Bank AG		9,500	(342,360)
Pay a fixed rate of 4.060% and receive a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker BNP Paribas		9,700	(389,638)
Pay a fixed rate of 4.063% and receive a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker Royal Bank of Scotland Plc		18,600	(751,059)
Pay a fixed rate of 4.070% and receive a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker Deutsche Bank AG		4,700	(163,349)
Pay a fixed rate of 4.140% and receive a floating rate based on 3-month LIBOR, Expires 6/15/12, Broker Deutsche Bank AG		9,700	(385,914)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	27

Schedule of Investments (continued)	BlackRock Bond Portfolio
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)		Value
Over-the-Counter Call Swaptions Written (concluded)
Pay a fixed rate of 4.315% and receive a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker Royal Bank of Scotland Plc	USD	2,200	$(95,932)
Pay a fixed rate of 4.520% and receive a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG		7,500	(396,670)
Pay a fixed rate of 4.763% and receive a floating rate based on 3-month LIBOR, Expires 1/27/14, Broker Royal Bank of Scotland Plc		3,500	(206,950)
Pay a fixed rate of 4.890% and receive a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker Deutsche Bank AG		9,500	(581,865)
Pay a fixed rate of 4.895% and receive a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG		15,500	(1,097,812)
Pay a fixed rate of 4.920% and receive a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker Deutsche Bank AG		20,000	(1,441,797)
Pay a fixed rate of 5.000% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank, N.A.		16,700	(1,252,725)
Pay a fixed rate of 5.050% and receive a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker Citibank, N.A.		22,000	(2,714,718)
Pay a fixed rate of 5.080% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Bank of America, N.A.		11,600	(844,267)
Pay a fixed rate of 5.090% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Goldman Sachs Bank USA		12,700	(930,205)

			(16,400,888)

Over-the-Counter Put Swaptions Written – (1.1)%
Receive a fixed rate of 2.080% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		30,900	(195,805)
Receive a fixed rate of 2.150% and pay a floating rate based on 3-month LIBOR, Expires 4/26/11, Broker Deutsche Bank AG		13,000	(215,957)
Receive a fixed rate of 3.440% and pay a floating rate based on 3-month LIBOR, Expires 10/21/13, Broker Deutsche Bank AG	EUR	4,700	(516,518)
Receive a fixed rate of 3.773% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG	USD	11,600	(844,282)
Receive a fixed rate of 3.825% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank, N.A.		8,100	(280,778)
Receive a fixed rate of 3.830% and pay a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker Citibank, N.A.		8,400	(499,370)
Receive a fixed rate of 3.853% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG		4,400	(147,316)
Receive a fixed rate of 3.855% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker Deutsche Bank AG		16,100	(1,105,195)
Receive a fixed rate of 3.860% and pay a floating rate based on 3-month LIBOR, Expires 6/02/11, Broker UBS AG		16,500	(128,810)
Receive a fixed rate of 3.896% and pay a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker UBS AG		18,000	(770,899)
Receive a fixed rate of 3.950% and pay a floating rate based on 3-month LIBOR, Expires 12/13/11, Broker Goldman Sachs Bank USA		14,000	(416,123)
Receive a fixed rate of 4.000% and pay a floating rate based on 3-month LIBOR, Expires 1/05/12, Broker JPMorgan Chase Bank, N.A.		8,700	(265,568)
Receive a fixed rate of 4.015% and pay a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker Goldman Sachs Bank USA		9,500	(314,164)
Receive a fixed rate of 4.015% and pay a floating rate based on 3-month LIBOR, Expires 3/26/12, Broker UBS AG		8,000	(309,036)
Receive a fixed rate of 4.020% and pay a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG		11,800	(387,978)
Receive a fixed rate of 4.030% and pay a floating rate based on 3-month LIBOR, Expires 12/06/12, Broker UBS AG		7,500	(461,136)
Receive a fixed rate of 4.050% and pay a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Deutsche Bank AG		9,500	(432,936)
Receive a fixed rate of 4.060% and pay a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker BNP Paribas		9,700	(18,788)
Receive a fixed rate of 4.063% and pay a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker Royal Bank of Scotland Plc		18,600	(34,026)
Receive a fixed rate of 4.070% and pay a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker Deutsche Bank AG		4,700	(350,124)
Receive a fixed rate of 4.140% and pay a floating rate based on 3-month LIBOR, Expires 6/15/12, Broker Deutsche Bank AG		9,700	(405,545)
Receive a fixed rate of 4.315% and pay a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker Royal Bank of Scotland Plc		2,200	(134,796)
Receive a fixed rate of 4.468% and pay a floating rate based on 3-month LIBOR, Expires 8/05/15, Broker JPMorgan Chase Bank, N.A.		21,200	(962,881)
Receive a fixed rate of 4.520% and pay a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG		7,500	(358,705)
Receive a fixed rate of 4.763% and pay a floating rate based on 3-month LIBOR, Expires 1/27/14, Broker Royal Bank of Scotland Plc		3,500	(199,414)
Receive a fixed rate of 4.890% and pay a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker Deutsche Bank AG		9,500	(607,284)
Receive a fixed rate of 4.895% and pay a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG		15,500	(555,567)

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Bond Portfolio
(Percentages shown are based on Net Assets)

Options Written		Notional Amount (000)	Value
Over-the-Counter Put Swaptions Written (concluded)
Receive a fixed rate of 4.920% and pay a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker Deutsche Bank AG	USD	20,000	$(703,813)
Receive a fixed rate of 5.000% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank, N.A.		16,700	(595,058)
Receive a fixed rate of 5.050% and pay a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker Citibank, N.A.		22,000	(104)
Receive a fixed rate of 5.080% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Bank of America, N.A.		11,600	(547,133)
Receive a fixed rate of 5.090% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Goldman Sachs Bank USA		12,700	(595,169)

			(13,360,278)

Total Options Written
(Premiums Received – $34,029,959) – (2.7)%			(31,250,506)

Borrowed Bonds		Par (000)
U.S. Treasury Bonds,
4.25%, 11/15/40		295	(281,859)

Total Borrowed Bonds (Proceeds – $281,076) – (0.0)%			(281,859)

Total Investments Net of TBA Sale Commitments, Options Written and Borrowed Bonds – 128.3%			1,514,803,566
Liabilities in Excess of Other Assets – (28.3)%			(334,544,704)

Net Assets – 100.0%			$1,180,258,862

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,734,345,362

Gross unrealized appreciation.	$25,827,430
Gross unrealized depreciation.	(28,908,986)

Net unrealized depreciation	$(3,081,556)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Non-income producing security.
(d)	Issuer filed for bankruptcy and/or is in default of interest payments.
(e)	Security, or a portion thereof, has been pledged as collateral for swap contracts.
(f)	Security is perpetual in nature and has no stated maturity date.
(g)	All or a portion of security pledged as collateral in connection with open financial futures contracts.
(h)	Represents or includes a TBA transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
BNP Paribas	$23,533,125	$82,500
Citibank, N.A.	$(35,415,000)	$(135,000)
Credit Suisse International	$(43,666,875)	$(121,500)
Deutsche Bank AG	$(56,303,500)	$(320,390)
Goldman Sachs Bank USA	$41,466,500	$161,922
JPMorgan Chase Bank, N.A.	$71,891,344	$(135,000)
Morgan Stanley Capital Services, Inc.	$36,218,531	$57,715
Nomura Securities International, Inc.	$35,415,000	$140,625
Royal Bank of Scotland Plc	$6,003,250	$26,734
UBS AG	$106,281	$234
Wells Fargo & Co.	$12,237,469	$89,578

(i)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(j)	All or a portion of security pledged as collateral for reverse repurchase agreements.
(k)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2010	Net Activity	Shares Held at March 31, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	–	161,532,015	161,532,015	$41,261

(l)	Represents the current yield as of report date.

•	Reverse repurchase agreements outstanding as of March 31, 2011 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Deutsche Bank AG	0.21%	3/15/11	4/15/11	$28,180,095	$28,175,000
Deutsche Bank AG	0.21%	3/15/11	4/15/11	$34,649,915	34,643,650
Bank of America, N.A.	(0.12%)	3/31/11	4/01/11	$60,419,798	60,420,000
Credit Suisse International	0.01%	3/31/11	4/01/11	$71,349,020	71,349,000
Credit Suisse International	0.13%	3/31/11	4/01/11	$7,040,275	7,040,250
Credit Suisse International	0.14%	3/31/11	4/01/11	$46,171,386	46,171,206
Credit Suisse International	0.16%	3/31/11	4/01/11	$3,138,933	3,138,919
Credit Suisse International	0.16%	3/31/11	4/01/11	$20,201,127	20,201,038

Total					$271,139,063

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	29

Schedule of Investments (continued)	BlackRock Bond Portfolio

•	Foreign currency exchange contracts as of March 31, 2011 were as follows:

Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,006,221	EUR 1,466,000	Citibank, N.A.	4/27/11	$ (70,352)
EUR	3,652,500	USD 5,006,412	Citibank, N.A.	5/06/11	166,377
USD	4,922,624	EUR 3,652,500	UBS AG	5/06/11	(250,165)
EUR	855,000	JPY 97,671,694	Citibank, N.A.	5/11/11	36,246
EUR	1,235,000	JPY 141,848,271	Deutsche Bank AG	5/11/11	43,133
JPY	139,616,750	EUR 1,235,000	Citibank, N.A.	5/11/11	(69,967)
JPY	95,330,533	EUR 855,000	Citibank, N.A.	5/11/11	(64,398)
JPY	236,333,350	USD 2,950,000	HSBC Securities, Inc.	5/16/11	(107,986)
USD	2,950,000	JPY 230,669,350	BNP Paribas	5/16/11	176,098

Total	$ (141,014)

•	Financial futures contracts purchased as of March 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
1,021	U.S. Treasury Notes (5 Year)	Chicago Board Options	June 2011	$119,241,633	$ 147,608
8	Euro Dollar Futures	Chicago Mercantile	June 2011	$1,992,800	3,022
8	Euro Dollar Futures	Chicago Mercantile	September 2011	$1,990,800	3,622
6	Euro Dollar Futures	Chicago Mercantile	March 2012	$1,487,175	4,142
6	Euro Dollar Futures	Chicago Mercantile	June 2012	$1,481,925	2,867
6	Euro Dollar Futures	Chicago Mercantile	September 2012	$1,476,150	1,142
6	Euro Dollar Futures	Chicago Mercantile	December 2012	$1,470,750	(283)
4	Euro Dollar Futures	Chicago Mercantile	March 2013	$977,550	(539)
4	Euro Dollar Futures	Chicago Mercantile	June 2013	$974,850	(489)
4	Euro Dollar Futures	Chicago Mercantile	September 2013	$972,350	(339)
4	Euro Dollar Futures	Chicago Mercantile	December 2013	$969,950	(89)
516	Euro-Schatz	Eurex	June 2011	$78,377,710	(170,125)

Total	$ (9,461)

•	Financial futures contracts sold as of March 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
1,125	U.S. Treasury Notes (2 Year)	Chicago Board Options	June 2011	$ 245,390,625	$ 158,847
920	U.S. Treasury Notes (10 Year)	Chicago Board Options	June 2011	$ 109,508,750	$(62,675)
336	U.S. Treasury Bonds (30 Year)	Chicago Board Options	June 2011	$ 40,383,000	115,622
599	Ultra Treasury Bonds	Chicago Board Options	June 2011	$ 74,013,938	(386,628)
163	Euro Dollar Futures	Chicago Mercantile	December 2011	$ 40,503,462	(197,224)
7	Euro-Bund	Eurex	June 2011	$ 1,203,141	12,112

Total	$ (359,946)

•	Interest rate swaps outstanding as of March 31, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.63%(a)	3-month LIBOR	Credit Suisse International	11/26/12	USD	70,900	$ 6,978
2.38%(a)	3-month LIBOR	Citibank, N.A.	3/11/16	USD	900	(316)
2.27%(a)	3-month LIBOR	Citibank, N.A.	3/25/16	USD	4,100	26,364
2.33%(a)	3-month LIBOR	Deutsche Bank AG	3/29/16	USD	13,600	50,548
2.77%(a)	3-month LIBOR	Deutsche Bank AG	9/14/20	USD	5,800	334,085
3.46%(b)	3-month LIBOR	Deutsche Bank AG	1/28/21	USD	7,400	(5,822)
3.64%(b)	3-month LIBOR	Citibank, N.A.	2/07/21	USD	12,000	166,618
2.80%(b)	3-month LIBOR	Deutsche Bank AG	2/10/21	USD	7,200	(307,678)
3.77%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	2/15/21	USD	4,400	106,054
3.67%(b)	3-month LIBOR	Credit Suisse International	2/22/21	USD	7,500	107,099
3.57%(b)	3-month LIBOR	Citibank, N.A.	2/25/21	USD	800	4,705
5.21%(b)	3-month LIBOR	Goldman Sachs Bank USA	3/07/21	USD	9,500	866,420
3.62%(b)	3-month LIBOR	Citibank, N.A.	3/09/21	USD	1,700	14,756
3.60%(b)	3-month LIBOR	Royal Bank of Scotland Plc	3/09/21	USD	2,700	17,579
3.66%(b)	3-month LIBOR	UBS AG	3/09/21	USD	2,000	24,301

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Bond Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
3.62%(b)	3-month LIBOR	Citibank, N.A.	3/11/21	USD	14,900	$120,996
3.58%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	3/30/21	USD	2,800	(8,563)
3.57%(b)	3-month LIBOR	Citibank, N.A.	3/31/21	USD	4,100	8,187
3.52%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	4/04/21	USD	1,800	(6,626)
4.47%(a)	3-month LIBOR	Barclays Bank Plc	2/15/41	USD	2,000	(76,396)

Total						$1,449,289

(a)	Fund pays fixed interest rate and receives floating rate. (b) Fund pays floating interest rate and receives fixed rate.

•	Credit default swaps on single-name issues - sold protection outstanding as of March 31, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
Rogers Cable, Inc.	1.02%	Morgan Stanley Capital Services, Inc.	12/20/14	BBB	USD 1,900	$22,911

[1]	Using S&P’s rating.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	Credit default swaps on traded indexes - sold protection outstanding as of March 31, 2011 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Average Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
CDX.NA.IG Series 16 Version 1	1.00%	Morgan Stanley Capital Services, Inc.	6/20/16	BBB+	USD 22,330	$9,143

[1]	Using S&P’s rating of the underlying securities.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$84,471,986	$25,237,676	$109,709,662
Corporate Bonds	–	348,228,889	–	348,228,889
Foreign Agency Obligations	–	55,982,948	–	55,982,948
Foreign Government Obligations	–	2,299,360	–	2,299,360
Non-Agency Mortgage-Backed Securities	–	126,249,598	14,936,239	141,185,837
Preferred Securities	–	14,787,443	–	14,787,443
Project Loans	–	–	92,434	92,434
Taxable Municipal Bonds	–	17,719,642	–	17,719,642
U.S. Government Sponsored Agency Securities	–	355,506,033	–	355,506,033
U.S. Treasury Obligations	–	500,298,361	–	500,298,361
Short-Term Securities	$161,532,015	294,706	–	161,826,721
Liabilities:
Investments in Securities:
Borrowed Bonds	–	(281,859)	–	(281,859)
TBA Sale Commitments	–	(184,927,875)	–	(184,927,875)

Total	$161,532,015	$1,320,629,232	$40,266,349	$1,522,427,596

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	31

Schedule of Investments (concluded)	BlackRock Bond Portfolio

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$32,054	–	$32,054
Foreign currency exchange contracts	–	1,273,436	–	1,273,436
Interest rate contracts.	$2,238,653	22,839,915	–	25,078,568
Liabilities:
Foreign currency exchange contracts	–	(990,308)	–	(990,308)
Interest rate contracts.	(1,880,291)	(30,166,567)	–	(32,046,858)

Total	$358,362	$(7,011,470)	–	$(6,653,108)

[1]

Derivative financial instruments are options purchased, options written, foreign currency exchange contracts, financial futures contracts and swaps. Foreign currency exchange contracts, financial futures contracts and swaps are valued at the unrealized appreciation/depreciation on the instrument and options purchased and options written are shown at value.

The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	Project Loans	Total
Assets:
Balance, as of September 30, 2010	$1,165,715	$8,479,219	$94,737	$9,739,671
Accrued discounts/premiums	164	5,385	22	5,571
Net realized gain (loss).	(244,887)	13,276	–	(231,611)
Net change inunrealized appreciation/depreciation[2]	17,639	(18,647)	(1,795)	(2,803)
Purchases	25,353,112	15,070,491	–	40,423,603
Sales	(1,054,067)	(134,266)	(530)	(1,188,863)
Transfers in3	–	–	–	–
Transfers out[3]	–	(8,479,219)	–	(8,479,219)

Balance, as of March 31, 2011	$25,237,676	$14,936,239	$92,434	$40,266,349

[2]

Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held at March 31, 2011 was $(276,992).

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments March 31, 2011 (Unaudited)	BlackRock GNMA Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities – 0.0%	Par (000)	Value
Structured Asset Receivables Trust Certificates,
Series 2003-2A, 1.99%, 1/21/11 (a)	$1	$536

Project Loans – 0.0%
Federal Housing Authority, Merrill Lynch Project,
Pool 42, 7.43%, 9/25/22	3	2,593

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations – 15.8%
Fannie Mae:
Series 1996-48, Class Z, 7.00%,
11/25/26	1,326	1,466,878
Series 2002-70, Class QG, 5.50%,
6/25/31	10,523	10,756,421
Series 2003-9, Class EA, 4.50%,
10/25/17	7,693	8,026,478
Series 2010-64, Class AF, 0.75%,
6/25/40 (b)	14,467	14,491,968
Series 2010-84, Class FB, 0.69%,
8/25/40 (b)	44,350	44,375,125
Freddie Mac:
Series 3033, Class HE, 4.50%,	7,404	7,577,728
9/15/18
Series 3373, Class FA, 0.82%,
10/15/37 (b)	15,364	15,401,845
Series 3672, Class FC, 0.71%,
5/15/40 (b)	51,759	51,775,684
Ginnie Mae:
Series 2002-45, Class PG, 6.00%,
3/17/32	5,258	5,596,668
Series 2004-28, Class FW, 0.67%,
4/20/34 (b)	8,400	8,387,115
Series 2004-83, Class CD, 11.65%,
10/20/34 (b)	207	215,647
Series 2005-91, Class UP, 13.79%,
9/16/31 (b)	2,986	3,504,852
Series 2010-75, Class FA, 0.70%,
9/20/35 (b)	4,379	4,331,549

		175,907,958

Interest Only Collateralized Mortgage Obligations – 0.9%
Ginnie Mae:
Series 2007-35, Class KY, 6.20%,
6/16/37 (b)	20,765	2,587,671
Series 2010-103, Class IN, 4.50%,
2/20/39	10,436	1,744,684
Series 2010-98, Class HI, 5.00%,
3/20/38	18,038	3,131,506
Series 2011-25, Class IO, 5.00%,
3/20/38	6,168	1,019,881
Series 2011-25, Class NI, 0.00%,
12/16/37-1/16/38	12,596	1,746,710

		10,230,452

Mortgage-Backed Securities – 151.2%
Fannie Mae Mortgage-Backed Securities:
8.00%, 8/01/14	17	18,509
8.50%, 1/20/18	1,901	2,153,449
5.00%, 1/01/21-4/01/41 (c)	162	171,289
4.50%, 4/01/26-4/01/41 (c)	64,900	66,093,937
5.50%, 12/01/32-4/01/41 (c)	62,210	66,463,102
4.70%, 6/01/35-5/01/36	181	192,267
5.30%, 8/01/35-3/01/37	6,202	6,748,851
6.00%, 7/01/38-4/01/41 (c)	6,324	6,907,414
4.00%, 4/01/41 (c)	88,500	87,061,875
Freddie Mac Mortgage-Backed Securities:
6.00%, 11/01/13-8/01/16	16	17,624
9.00%, 12/01/19 (d)	0	317
7.50%, 2/01/27-3/01/27	6	6,397
8.00%, 10/17/30-3/17/32	8,205	9,465,174
4.50%, 10/01/35	76	77,633
5.60%, 7/01/37-9/01/38	9,612	10,508,991
Ginnie Mae Mortgage-Backed Securities:
17.00%, 12/15/11	1	676
16.00%, 3/15/12-4/15/12	4	4,417
12.00%, 2/15/13-6/15/15	10	9,613
11.50%, 4/15/13-12/15/15	16	16,174
14.50%, 4/15/13	5	5,217
15.00%, 6/15/13	8	7,509
10.00%, 2/15/16-6/15/18	132	137,416
9.50%, 3/15/16-9/15/22	411	477,707
9.00%, 4/15/16-10/15/21	201	222,627
6.50%, 5/15/16-4/01/41 (c)	99,595	112,454,135
8.50%, 6/15/16-2/15/25	159	183,462
5.50%, 7/15/16-4/01/41 (c)	95,645	103,739,884
6.00%, 7/15/16-11/15/38	176,067	195,846,257
8.00%, 1/15/17-5/15/30	351	403,609
7.00%, 9/15/17-5/15/32	2,195	2,525,539
7.50%, 2/15/22-9/15/30	1,077	1,248,498
5.00%, 11/15/32-4/01/41 (c)	286,157	303,876,100
4.50%, 12/15/34-4/01/41 (c)(e)	536,578	554,335,203
5.30%, 12/20/35-2/20/37	4,024	4,370,321
4.70%, 2/20/36-3/20/37	722	770,630
5.60%, 7/20/37-9/20/38	5,065	5,491,196
4.63%, 3/20/40-6/20/40	10,354	11,019,148
3.50%, 4/01/41 (c)	134,300	128,046,656

		1,681,078,823

Total U.S. Government Sponsored Agency Securities – 167.9%		1,867,217,233

U.S. Treasury Obligations
U.S. Treasury Notes:
0.63%, 1/31/13	25,500	25,454,176
1.25%, 10/31/15	6,400	6,175,501

Total U.S. Treasury Obligations – 2.9%		31,629,677

Total Long-Term Investments (Cost – $1,889,171,319) – 170.8%		1,898,850,039

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (f)(g)	89,869,213	89,869,213

Total Short-Term Securities (Cost – $89,869,213) – 8.1%		89,869,213

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	33

Schedule of Investments (continued)	BlackRock GNMA Portfolio
(Percentages shown are based on Net Assets)

Options Purchased	Contracts	Value
Exchange-Traded Put Options Purchased – 0.0%
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 98.25, Expires 9/16/11	15	$10,875
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 98.50, Expires 9/16/11	685	607,937

		618,812

	Notional Amount (000)
Over-the-Counter Call Swaptions Purchased – 0.2%
Receive a fixed rate of 1.758% and pay a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG	$31,600	198,292
Receive a fixed rate of 3.630% and pay a floating rate based on 3-month LIBOR, Expires 12/02/11, Broker Deutsche Bank AG	11,300	223,663
Receive a fixed rate of 4.070% and pay a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Bank of America, N.A.	9,800	368,373
Receive a fixed rate of 4.073% and pay a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Royal Bank of Scotland Plc	8,100	305,379
Receive a fixed rate of 4.290% and pay a floating rate based on 3-month LIBOR, Expires 2/06/12, Broker UBS AG	7,600	374,578
Receive a fixed rate of 4.330% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker UBS AG	7,600	391,055
Receive a fixed rate of 4.388% and pay a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank, N.A.	10,000	524,385

		2,385,725

Over-the-Counter Put Swaptions Purchased – 0.2%
Pay a fixed rate of 1.758% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG	31,600	256,744
Pay a fixed rate of 2.500% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG	14,400	58,871
Pay a fixed rate of 3.630% and receive a floating rate based on 3-month LIBOR, Expires 12/02/11, Broker Deutsche Bank AG	11,300	481,679
Pay a fixed rate of 4.070% and receive a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Bank of America, N.A.	9,800	361,940
Pay a fixed rate of 4.073% and receive a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Royal Bank of Scotland Plc	8,100	298,377
Pay a fixed rate of 4.290% and receive a floating rate based on 3-month LIBOR, Expires 2/06/12, Broker UBS AG	7,600	182,972
Pay a fixed rate of 4.330% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker UBS AG	7,600	174,889
Pay a fixed rate of 4.388% and receive a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank, N.A.	10,000	295,779

		2,111,251

Total Options Purchased (Cost – $5,596,555) – 0.4%		5,115,788

Total Investments Before TBA Sale Commitments and Options Written (Cost – $1,984,637,087*) – 179.3%		1,993,835,040

TBA Sale Commitments (c)	Par (000)
Fannie Mae Mortgage-Backed Securities:
4.00%, 4/01/41	$48,400	(47,613,500)
4.50%, 4/01/41	63,000	(64,102,500)
5.50%, 4/01/41	62,000	(66,223,751)
6.00%, 4/01/41	6,300	(6,851,250)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 4/01/41	29,000	(27,649,687)
4.50%, 4/01/41	89,800	(92,718,500)
5.50%, 4/01/41	50,000	(54,187,500)
6.00%, 4/01/41	80,700	(88,820,546)

Total TBA Sale Commitments (Proceeds – $447,733,043) – (40.3)%		(448,167,234)

Options Written	Contracts
Exchange-Traded Put Options Written – (0.0)%
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 97.75, Expires 9/16/11	15	(5,437)
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 98, Expires 9/16/11	685	(359,625)

		(365,062)

	Notional Amount (000)
Over-the-Counter Call Swaptions Written – (0.7)%
Pay a fixed rate of 2.080% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA	$30,400	(307,801)
Pay a fixed rate of 3.773% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG	11,800	(302,832)
Pay a fixed rate of 3.825% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank, N.A.	8,400	(229,670)
Pay a fixed rate of 3.853% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG	13,500	(384,992)
Pay a fixed rate of 3.860% and receive a floating rate based on 3-month LIBOR, Expires 6/02/11, Broker UBS AG	26,500	(697,965)
Pay a fixed rate of 3.896% and receive a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker UBS AG	20,000	(607,245)
Pay a fixed rate of 3.950% and receive a floating rate based on 3-month LIBOR, Expires 12/13/11, Broker Goldman Sachs Bank USA	11,200	(367,543)
Pay a fixed rate of 4.015% and receive a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker Goldman Sachs Bank USA	9,300	(329,766)
Pay a fixed rate of 4.020% and receive a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG	11,600	(413,972)

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock GNMA Portfolio
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)	Value
Over-the-Counter Call Swaptions Written (concluded)
Pay a fixed rate of 4.025% and receive a floating rate based on 3-month LIBOR, Expires 12/03/12, Broker Deutsche Bank AG	$34,200	$(1,161,699)
Pay a fixed rate of 4.520% and receive a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG	7,200	(380,803)
Pay a fixed rate of 4.935% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Barclays Bank Plc	14,600	(835,547)
Pay a fixed rate of 5.080% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Bank of America, N.A.	11,400	(829,711)
Pay a fixed rate of 5.250% and receive a floating rate based on 3-month LIBOR, Expires 1/27/15, Broker Citibank, N.A.	8,600	(650,179)

		(7,499,725)

Over-the-Counter Put Swaptions Written – (0.7)%
Receive a fixed rate of 2.080% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA	30,400	(192,637)
Receive a fixed rate of 2.150% and pay a floating rate based on 3-month LIBOR, Expires 4/26/11, Broker Deutsche Bank AG	13,100	(217,618)
Receive a fixed rate of 3.773% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG	11,800	(858,839)
Receive a fixed rate of 3.825% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank, N.A.	8,400	(291,178)
Receive a fixed rate of 3.853% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG	13,500	(451,991)
Receive a fixed rate of 3.860% and pay a floating rate based on 3-month LIBOR, Expires 6/02/11, Broker UBS AG	26,500	(206,876)
Receive a fixed rate of 3.896% and pay a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker UBS AG	20,000	(856,555)
Receive a fixed rate of 3.950% and pay a floating rate based on 3-month LIBOR, Expires 12/13/11, Broker Goldman Sachs Bank USA	11,200	(332,899)
Receive a fixed rate of 4.015% and pay a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker Goldman Sachs Bank USA	9,300	(307,550)
Receive a fixed rate of 4.020% and pay a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG	11,600	(381,402)
Receive a fixed rate of 4.025% and pay a floating rate based on 3-month LIBOR, Expires 12/03/12, Broker Deutsche Bank AG	34,200	(2,097,190)
Receive a fixed rate of 4.520% and pay a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG	7,200	(344,357)
Receive a fixed rate of 4.935% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Barclays Bank Plc	14,600	(521,994)
Receive a fixed rate of 5.080% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Bank of America, N.A.	11,400	(537,699)
Receive a fixed rate of 5.250% and pay a floating rate based on 3-month LIBOR, Expires 1/27/15, Broker Citibank, N.A.	8,600	(462,267)

		(8,061,052)

Total Options Written
(Premiums Received – $17,879,105) – (1.4)%		(15,925,839)

Total Investments Net of TBA Sale Commitments and Options Written – 137.6%		1,529,741,967
Liabilities in Excess of Other Assets – (37.6)%		(417,784,185)

Net Assets – 100.0%		$1,111,957,782

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,984,950,407

Gross unrealized appreciation.	$24,486,785
Gross unrealized depreciation.	(15,602,152)

Net unrealized appreciation	$8,884,633

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Represents or includes a TBA transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
BNP Paribas	$123,343,344	$718,500
Citibank, N.A.	$109,820,767	$(1,803,234)
Credit Suisse International	$(55,489,188)	$238,516
Deutsche Bank AG	$108,487,188	$(166,563)
Goldman Sachs Bank USA	$(73,518,563)	$178,328
JPMorgan Chase Bank, N.A.	$49,335,750	$211,059
Morgan Stanley Capital Services, Inc.	$(34,538,000)	$75,875
Nomura Securities International, Inc.	$111,911,250	$(230,078)
Royal Bank of Scotland Plc	$7,044,375	$(5,078)
UBS AG	$79,593,750	$(82,031)

(d)	Par is less than $500.
(e)	Security, or a portion thereof, has been pledged as collateral for swap contracts.
(f)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	35

Schedule of Investments (continued)	BlackRock GNMA Portfolio

Affiliate	Shares Held at September 30, 2010	Net Activity	Shares Held at March 31, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	327,656,088	(237,786,875)	89,869,213	$212	$185,783

(g)	Represents the current yield as of report date.
(h)	One contract represents a notional amount of $10,000.

•	Financial futures contracts sold as of March 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
350	U.S. Treasury Notes (2 Year)	Chicago Board Options	June 2011	$76,343,750	$ 253,720
9	U.S. Treasury Notes (5 Year)	Chicago Board Options	June 2011	$1,051,102	7,841
202	U.S. Treasury Notes (10 Year)	Chicago Board Options	June 2011	$24,044,313	(37,571)
36	Euro Dollar Futures	Chicago Mercantile	June 2011	$8,967,600	(3,057)
17	Euro Dollar Futures	Chicago Mercantile	September 2011	$4,230,450	(1,444)
17	Euro Dollar Futures	Chicago Mercantile	December 2011	$4,224,288	(3,014)
11	Euro Dollar Futures	Chicago Mercantile	March 2012	$2,726,487	54
11	Euro Dollar Futures	Chicago Mercantile	June 2012	$2,716,862	(2,997)
11	Euro Dollar Futures	Chicago Mercantile	September 2012	$2,706,275	(2,172)
11	Euro Dollar Futures	Chicago Mercantile	December 2012	$2,696,375	(1,072)
8	Euro Dollar Futures	Chicago Mercantile	March 2013	$1,955,100	(280)
8	Euro Dollar Futures	Chicago Mercantile	June 2013	$1,949,700	(79)
8	Euro Dollar Futures	Chicago Mercantile	September 2013	$1,944,700	121
8	Euro Dollar Futures	Chicago Mercantile	December 2013	$1,939,900	221

Total	$ 210,271

•	Interest rate swaps outstanding as of March 31, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.82%(a)	3-month LIBOR	Citibank, N.A.	1/18/13	USD	75,500	$(57,692)
0.96%(a)	3-month LIBOR	Deutsche Bank AG	2/08/13	USD	45,000	(118,770)
0.91%(a)	3-month LIBOR	Deutsche Bank AG	3/01/13	USD	12,000	(7,412)
2.35%(a)	3-month LIBOR	Deutsche Bank AG	12/20/15	USD	13,300	(108,509)
2.33%(a)	3-month LIBOR	Deutsche Bank AG	3/29/16	USD	12,900	47,947
3.54%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	3/03/21	USD	8,800	21,533
3.60%(b)	3-month LIBOR	Royal Bank of Scotland Plc	3/09/21	USD	9,800	63,805
3.41%(b)	3-month LIBOR	Citibank, N.A.	3/18/21	USD	10,500	(112,100)
3.41%(b)	3-month LIBOR	Deutsche Bank AG	3/18/21	USD	3,300	(36,004)
3.36%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	3/21/21	USD	7,000	(107,147)
3.46%(b)	3-month LIBOR	Citibank, N.A.	3/23/21	USD	14,100	(94,825)
3.51%(a)	3-month LIBOR	Citibank, N.A.	3/29/21	USD	5,500	19,383
3.58%(a)	3-month LIBOR	Citibank, N.A.	3/30/21	USD	4,200	(12,844)
3.57%(a)	3-month LIBOR	Credit Suisse International	3/30/21	USD	14,000	(26,200)
3.58%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	3/30/21	USD	2,700	(8,257)

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (concluded)	BlackRock GNMA Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
3.56%(a)	3-month LIBOR	Credit Suisse International	3/31/21	USD	6,000	$ (3,097)
3.55%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	3/31/21	USD	4,000	(541)
3.60%(a)	3-month LIBOR	Deutsche Bank AG	4/01/21	USD	2,700	(11,730)
3.29%(a)	3-month LIBOR	Goldman Sachs Bank USA	9/09/40	USD	33,900	5,711,320
3.88%(b)	3-month LIBOR	Citibank, N.A.	12/01/40	USD	1,200	(68,191)
3.87%(b)	3-month LIBOR	Deutsche Bank AG	12/01/40	USD	13,000	(753,547)
4.18%(b)	3-month LIBOR	Citibank, N.A.	12/15/40	USD	7,900	(42,185)
4.14%(b)	3-month LIBOR	Deutsche Bank AG	12/23/40	USD	7,900	(105,073)
4.30%(a)	3-month LIBOR	Deutsche Bank AG	1/07/41	USD	4,000	(50,115)
4.47%(b)	3-month LIBOR	Citibank, N.A.	2/10/41	USD	3,800	145,287

Total	$ 4,285,036

(a)	Fund pays fixed interest rate and receives floating rate.
(b)	Fund pays floating interest rate and receives fixed rate.

•	Total return swaps outstanding as of March 31, 2011 were as follows:

Interest Payable Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
5.00%	Deutsche Bank AG	1/12/40	USD	54,750	$ 396,192[1]
5.00%	Morgan Stanley Capital Services, Inc.	1/12/40	USD	56,379	(1,138,270)[1]

Total	$ (742,078)

[1]	Based on the change in the return of the Markit IOS Index referencing the interest component of the 5.00% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	–	$536	$536
Project Loans	–	–	2,593	2,593
U.S. Government Sponsored Agency Securities	–	$1,867,217,233	–	1,867,217,233
U.S. Treasury Obligations	–	31,629,677	–	31,629,677
Short-Term Securities	$89,869,213	–	–	89,869,213
Liabilities:
Investments in Securities:
TBA Sale Commitments	–	(448,167,234)	–	(448,167,234)

Total	$89,869,213	$1,450,679,676	$3,129	$1,540,552,018

	Derivative Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Interest rate contracts	$880,769	$10,902,443	–	$11,783,212
Liabilities:
Interest rate contracts	(416,748)	(18,423,286)	–	(18,840,034)

Total	$464,021	$(7,520,843)	–	$(7,056,822)

[1]

Derivative financial instruments are financial futures contracts, swaps, options purchased and options written. Financial futures contracts and swaps are valued at the unrealized appreciation/depreciation on the instrument and options purchased and options written are shown at value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	37

Schedule of Investments March 31, 2011 (Unaudited)	BlackRock Inflation Protected Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Bear Stearns Asset-Backed Securities Trust,
Series 2007-2, Class A1, 0.44%,
1/25/47 (a)	USD	182	$172,338
Structured Asset Securities Corp.:
Series 2006-BC3, Class A2, 0.30%,
10/25/36 (a)		32	32,344
Series 2007-WF2, Class A2, 0.95%,
8/25/37 (a)		50	49,486

Total Asset-Backed Securities – 0.0%			254,168

Corporate Bonds
Banks – 0.0%
International Bank for Reconstruction & Development, 2.09%, 12/10/13 (a)		265	276,416

Diversified Financial Services – 0.3%
Ally Financial, Inc., 6.88%, 9/15/11		5,000	5,093,750
The Bear Stearns Cos. LLC, 3.30%, 3/10/14 (a)		340	339,164
Citigroup Funding, Inc., 2.45%, 5/28/13 (a)		5,491	5,553,597

			10,986,511

Total Corporate Bonds – 0.3%			11,262,927

Foreign Government Obligations Greece – 0.3%
Hellenic Republic, 2.30%, 7/25/30	EUR	12,990	9,015,387

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities – 0.0%
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2002-CIB4, Class A3, 6.16%,
5/12/34	USD	435	447,944
LB-UBS Commercial Mortgage Trust,
Series 2003-C5, Class A3, 4.25%,
7/15/27		709	733,249

Total Non-Agency Mortgage-Backed Securities – 0.0%			1,181,193

U.S. Government Sponsored Agency Securities
Mortgage-Backed Securities – 0.0%
Fannie Mae Mortgage-Backed Securities,
2.62%, 6/01/34 (a)		132	138,346

U.S. Treasury Obligations
U.S. Treasury Bonds:
5.25%, 2/15/29 (b)		57,565	64,832,581
4.38%, 5/15/40 (b)		7,995	7,816,392
3.88%, 8/15/40 (c)		16,580	14,836,513
4.75%, 2/15/41		33,170	34,476,069
U.S. Treasury Inflation Indexed Bonds:
2.38%, 1/15/25-1/15/27 (b)		232,565	260,679,758
2.00%, 1/15/26		18,283	19,513,980
1.75%, 1/15/28		99,607	101,521,409
3.63%, 4/15/28 (b)(c)		68,874	88,825,424
2.50%, 1/15/29		178,758	202,485,125
3.88%, 4/15/29 (b)		102,951	137,761,402
3.38%, 4/15/32 (b)		8,725	11,234,712
2.13%, 2/15/40-2/15/41 (b)		375,132	397,217,340
U.S. Treasury Inflation Indexed Notes:
2.38%, 4/15/11-1/15/17 (b)(c)		120,780	123,201,875
2.00%, 4/15/12-1/15/16 (c)		417,644	451,175,042
0.63%, 4/15/13		3,034	3,174,795
1.88%, 7/15/13-7/15/19		360,560	393,180,113
1.25%, 4/15/14-7/15/20		240,333	252,856,853
1.63%, 1/15/15-1/15/18		58,725	63,526,704
0.50%, 4/15/15		211,594	219,627,789
2.50%, 7/15/16		197,151	223,766,322
2.63%, 7/15/17		7,276	8,357,036
1.38%, 7/15/18-1/15/20		238,494	251,285,992
2.13%, 1/15/19		21,509	24,001,094
U.S. Treasury Notes:
0.63%, 1/31/13		2,900	2,894,789
2.13%, 12/31/15		30,300	30,307,090
2.63%, 11/15/20		46,050	42,970,406
3.63%, 2/15/21		39,150	39,706,674

Total U.S. Treasury Obligations – 91.5%			3,471,233,279

Total Long-Term Investments (Cost – $3,399,228,009) – 92.1%			3,493,085,300

Short-Term Securities	Shares
Money Market Funds – 7.9%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (d)(e)		301,434,909	301,434,909

Total Short-Term Securities (Cost – $301,434,909) – 7.9%			301,434,909

Options Purchased	Contracts
Exchange-Traded Put Options Purchased – 0.1%
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 98.25, Expires 9/16/11		5,026	3,643,850
U.S. Treasury Notes (5 Year), Strike Price USD 117, Expires 5/20/11		1,140	1,059,844

			4,703,694

	Notional Amount (000)
Over-the-Counter Call Swaptions Purchased – 0.6%
Receive a fixed rate of 1.758% and pay a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG	USD	93,800	588,600
Receive a fixed rate of 3.115% and pay a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG		28,300	185,726
Receive a fixed rate of 3.630% and pay a floating rate based on 3-month LIBOR, Expires 12/02/11, Broker Deutsche Bank AG		30,900	611,610
Receive a fixed rate of 3.703% and pay a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International		39,000	915,398
Receive a fixed rate of 3.715% and pay a floating rate based on 3-month LIBOR, Expires 8/06/12, Broker Deutsche Bank AG		40,000	956,461

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio
(Percentages shown are based on Net Assets)

Options Purchased	Notional Amount (000)		Value
Over-the-Counter Call Swaptions Purchased (concluded)
Receive a fixed rate of 3.750% and pay a floating rate based on 3-month LIBOR, Expires 9/26/11, Broker Goldman Sachs Bank USA	USD	48,900	$1,156,624
Receive a fixed rate of 3.885% and pay a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker Goldman Sachs Bank USA		35,000	1,035,039
Receive a fixed rate of 3.925% and pay a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker Goldman Sachs Bank USA		41,600	1,289,444
Receive a fixed rate of 4.215% and pay a floating rate based on 3-month LIBOR, Expires 4/28/11, Broker Credit Suisse International		44,700	2,391,479
Receive a fixed rate of 4.290% and pay a floating rate based on 3-month LIBOR, Expires 2/06/12, Broker UBS AG		20,100	990,661
Receive a fixed rate of 4.305% and pay a floating rate based on 3-month LIBOR, Expires 1/14/13, Broker Citibank, N.A.		53,300	2,368,431
Receive a fixed rate of 4.330% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker UBS AG		20,800	1,070,256
Receive a fixed rate of 4.340% and pay a floating rate based on 3-month LIBOR, Expires 2/10/12, Broker JPMorgan Chase Bank, N.A.		10,000	517,933
Receive a fixed rate of 4.388% and pay a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank, N.A.		19,800	1,038,282
Receive a fixed rate of 4.393% and pay a floating rate based on 3-month LIBOR, Expires 7/15/15, Broker Deutsche Bank AG		13,100	567,554
Receive a fixed rate of 5.200% and pay a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker Citibank, N.A.		77,400	5,616,226

			21,299,724

Over-the-Counter Put Swaptions Purchased – 0.7%
Pay a fixed rate of 1.758% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		93,800	762,108
Pay a fixed rate of 2.500% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		42,900	175,386
Pay a fixed rate of 3.115% and receive a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG		28,300	1,979,020
Pay a fixed rate of 3.630% and receive a floating rate based on 3-month LIBOR, Expires 12/02/11, Broker Deutsche Bank AG		30,900	1,317,157
Pay a fixed rate of 3.703% and receive a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International		39,000	2,588,857
Pay a fixed rate of 3.715% and receive a floating rate based on 3-month LIBOR, Expires 8/06/12, Broker Deutsche Bank AG		40,000	2,634,502
Pay a fixed rate of 3.750% and receive a floating rate based on 3-month LIBOR, Expires 9/26/11, Broker Goldman Sachs Bank USA		48,900	1,380,857
Pay a fixed rate of 3.885% and receive a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker Goldman Sachs Bank USA		35,000	1,919,160
Pay a fixed rate of 3.925% and receive a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker Goldman Sachs Bank USA		41,600	2,232,283
Pay a fixed rate of 4.215% and receive a floating rate based on 3-month LIBOR, Expires 4/28/11, Broker Credit Suisse International		44,700	12,219
Pay a fixed rate of 4.290% and receive a floating rate based on 3-month LIBOR, Expires 2/06/12, Broker UBS AG		20,100	483,912
Pay a fixed rate of 4.305% and receive a floating rate based on 3-month LIBOR, Expires 1/14/13, Broker Citibank, N.A.		53,300	2,806,445
Pay a fixed rate of 4.330% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker UBS AG		20,800	478,642
Pay a fixed rate of 4.340% and receive a floating rate based on 3-month LIBOR, Expires 2/10/12, Broker JPMorgan Chase Bank, N.A.		10,000	231,092
Pay a fixed rate of 4.388% and receive a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank, N.A.		19,800	585,643
Pay a fixed rate of 4.393% and receive a floating rate based on 3-month LIBOR, Expires 7/15/15, Broker Deutsche Bank AG		13,100	1,156,785
Pay a fixed rate of 5.200% and receive a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker Citibank, N.A.		77,400	4,439,764

			25,183,832

Total Options Purchased (Cost – $54,143,071) – 1.4%			51,187,250

Total Investments Before Options Written (Cost – $3,754,805,989*) – 101.4%			3,845,707,459

Options Written	Contracts
Exchange-Traded Put Options Written – (0.1)%
Euro Dollar (1 Year) Mid-Curve, Strike Price USD
97.75, Expires 9/16/11		5,026	(1,821,925)
U.S. Treasury Notes (5 Year), Strike Price USD
115.50, Expires 5/20/11		2,280	(819,375)

			(2,641,300)

	Notional Amount (000)
Over-the-Counter Call Swaptions Written – (0.9)%
Pay a fixed rate of 2.080% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA	USD	92,300	(934,541)
Pay a fixed rate of 3.440% and receive a floating rate based on 3-month LIBOR, Expires 10/21/13, Broker Deutsche Bank AGEUR	EUR	12,700	(329,854)
Pay a fixed rate of 3.770% and receive a floating rate based on 3-month LIBOR, Expires 5/27/11, Broker Royal Bank of Scotland Plc	USD	92,000	(1,921,637)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	39

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)		Value
Over-the-Counter Call Swaptions Written (continued)
Pay a fixed rate of 3.773% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG	USD	32,000	$(821,239)
Pay a fixed rate of 3.825% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank, N.A.		23,000	(628,858)
Pay a fixed rate of 3.853% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG		36,900	(1,052,312)
Pay a fixed rate of 3.855% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker Deutsche Bank AG		44,400	(1,252,368)
Pay a fixed rate of 3.865% and receive a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker Barclays Bank Plc		25,000	(728,249)
Pay a fixed rate of 3.896% and receive a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker UBS AG		50,000	(1,518,112)
Pay a fixed rate of 3.900% and receive a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker Credit Suisse International		1,500	(45,765)
Pay a fixed rate of 4.015% and receive a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker Goldman Sachs Bank USA		28,300	(1,003,480)
Pay a fixed rate of 4.015% and receive a floating rate based on 3-month LIBOR, Expires 3/26/12, Broker UBS AG		25,500	(899,735)
Pay a fixed rate of 4.020% and receive a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG		35,100	(1,252,621)
Pay a fixed rate of 4.030% and receive a floating rate based on 3-month LIBOR, Expires 12/06/12, Broker UBS AG		19,300	(657,505)
Pay a fixed rate of 4.060% and receive a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker BNP Paribas		30,700	(1,233,185)
Pay a fixed rate of 4.060% and receive a floating rate based on 3-month LIBOR, Expires 7/15/13, Broker Deutsche Bank AG		15,200	(523,105)
Pay a fixed rate of 4.063% and receive a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker Royal Bank of Scotland Plc		58,100	(2,346,048)
Pay a fixed rate of 4.070% and receive a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker Deutsche Bank AG		30,000	(1,042,654)
Pay a fixed rate of 4.520% and receive a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG		24,500	(1,295,790)
Pay a fixed rate of 4.895% and receive a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG		35,000	(2,478,931)
Pay a fixed rate of 4.950% and receive a floating rate based on 3-month LIBOR, Expires 12/08/14, Broker Deutsche Bank AG		20,000	(1,271,353)
Pay a fixed rate of 5.000% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank, N.A.		50,100	(3,758,175)
Pay a fixed rate of 5.080% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Bank of America, N.A.		34,800	(2,532,801)
Pay a fixed rate of 5.105% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Citibank, N.A.		38,000	(2,809,788)
Pay a fixed rate of 5.390% and receive a floating rate based on 3-month LIBOR, Expires 1/06/15, Broker Deutsche Bank AG		15,000	(1,230,740)

			(33,568,846)

Over-the-Counter Put Swaptions Written – (0.9)%
Receive a fixed rate of 2.080% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		92,300	(584,881)
Receive a fixed rate of 2.150% and pay a floating rate based on 3-month LIBOR, Expires 4/26/11, Broker Deutsche Bank AG		35,500	(589,729)
Receive a fixed rate of 3.440% and pay a floating rate based on 3-month LIBOR, Expires 10/21/13, Broker Deutsche Bank AG	EUR	12,700	(1,395,697)
Receive a fixed rate of 3.770% and pay a floating rate based on 3-month LIBOR, Expires 5/27/11, Broker Royal Bank of Scotland Plc	USD	92,000	(870,087)
Receive a fixed rate of 3.773% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG		32,000	(2,329,055)
Receive a fixed rate of 3.825% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank, N.A.		23,000	(797,272)
Receive a fixed rate of 3.853% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG		36,900	(1,235,443)
Receive a fixed rate of 3.855% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker Deutsche Bank AG		44,400	(3,047,867)
Receive a fixed rate of 3.865% and pay a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker Barclays Bank Plc		25,000	(1,105,108)
Receive a fixed rate of 3.896% and pay a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker UBS AG		50,000	(2,141,388)
Receive a fixed rate of 3.900% and pay a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker Credit Suisse International		1,500	(64,001)
Receive a fixed rate of 4.015% and pay a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker Goldman Sachs Bank USA		28,300	(935,877)
Receive a fixed rate of 4.015% and pay a floating rate based on 3-month LIBOR, Expires 3/26/12, Broker UBS AG		25,500	(985,052)
Receive a fixed rate of 4.020% and pay a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG		35,100	(1,154,070)
Receive a fixed rate of 4.030% and pay a floating rate based on 3-month LIBOR, Expires 12/06/12, Broker UBS AG		19,300	(1,186,656)
Receive a fixed rate of 4.060% and pay a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker BNP Paribas		30,700	(59,463)
Receive a fixed rate of 4.060% and pay a floating rate based on 3-month LIBOR, Expires 7/15/13, Broker Deutsche Bank AG		15,200	(1,145,901)

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)		Value
Over-the-Counter Put Swaptions Written (concluded)
Receive a fixed rate of 4.063% and pay a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker Royal Bank of Scotland Plc	USD	58,100	$(106,286)
Receive a fixed rate of 4.070% and pay a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker Deutsche Bank AG		30,000	(2,234,838)
Receive a fixed rate of 4.468% and pay a floating rate based on 3-month LIBOR, Expires 8/05/15, Broker JPMorgan Chase Bank, N.A.		71,400	(3,242,911)
Receive a fixed rate of 4.520% and pay a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG		24,500	(1,171,769)
Receive a fixed rate of 4.895% and pay a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG		35,000	(1,254,505)
Receive a fixed rate of 4.950% and pay a floating rate based on 3-month LIBOR, Expires 12/08/14, Broker Deutsche Bank AG		20,000	(1,240,197)
Receive a fixed rate of 5.000% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank, N.A.		50,100	(1,785,174)
Receive a fixed rate of 5.080% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Bank of America, N.A.		34,800	(1,641,398)
Receive a fixed rate of 5.105% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Citibank, N.A.		38,000	(1,763,668)
Receive a fixed rate of 5.390% and pay a floating rate based on 3-month LIBOR, Expires 1/06/15, Broker Deutsche Bank AG		15,000	(738,542)

			(34,806,835)

Total Options Written
(Premiums Received – $79,225,422) – (1.9)%			(71,016,981)

Total Investments Net of Options Written – 99.5%			3,774,690,478
Other Assets Less Liabilities – 0.5%			17,518,737

Net Assets – 100.0%			$3,792,209,215

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$3,760,705,843

Gross unrealized appreciation	$154,228,485
Gross unrealized depreciation	(69,226,869)

Net unrealized appreciation	$85,001,616

(a)	Variable rate security. Rate shown is as of report date.
(b)	Security, or a portion thereof, has been pledged as collateral for swap contracts.
(c)	All or a portion of security pledged as collateral in connection with open financial futures contracts.
(d)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2010	Net Activity	Shares Held at March 31, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	70,882	301,364,027	301,434,909	$344	$60,378

(e)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of March 31, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	26,455,000	USD	36,970,333	BNP Paribas	4/06/11	$ 517,374
JPY	1,496,679,880	USD	18,320,000	BNP Paribas	4/06/11	(326,128)
USD	36,665,043	EUR	26,455,000	UBS AG	4/06/11	(822,665)
USD	18,080,000	JPY	1,505,232,681	BNP Paribas	4/06/11	(16,698)
USD	36,655,000	JPY	3,034,630,795	BNP Paribas	4/06/11	171,074
USD	17,860,000	JPY	1,458,402,950	Citibank, N.A.	4/06/11	326,314
USD	36,800,000	JPY	2,853,913,600	Citibank, N.A.	4/06/11	2,488,751
JPY	2,921,125,120	USD	36,800,000	Citibank, N.A.	4/11/11	(1,680,699)
USD	9,469,336	EUR	6,919,500	Citibank, N.A.	4/27/11	(332,058)
JPY	1,520,514,200	USD	18,320,000	Citibank, N.A.	6/15/11	(39,580)

Total	$ 285,685

•	Financial futures contracts purchased as of March 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Depreciation
1,884	U.S. Treasury Notes (5 Year)	Chicago Board Options	June 2011	$220,030,595	$ (143,557)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	41

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

•	Financial futures contracts sold as of March 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
328	U.S. Treasury Notes (2 Year)	Chicago Board Options	June 2011	$71,545,000	$ 118,500
1,491	U.S. Treasury Notes (10 Year)	Chicago Board Options	June 2011	$177,475,594	1,765,195
751	U.S. Treasury Bonds (30 Year)	Chicago Board Options	June 2011	$90,260,812	(827,819)
495	Ultra Treasury Bonds	Chicago Board Options	June 2011	$61,163,437	(117,566)

Total	$ 938,310

•	Interest rate swaps outstanding as of March 31, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.94%(a)	3-month LIBOR	Deutsche Bank AG	12/20/12	USD	26,300	$ (135,400)
0.96%(a)	3-month LIBOR	Deutsche Bank AG	2/08/13	USD	136,300	(359,740)
1.84%(a)	US CPI Urban Consumers Index	Morgan Stanley Capital Services, Inc.	10/25/15	USD	49,555	1,460,237
2.18%(a)	3-month LIBOR	Citibank, N.A.	1/12/16	USD	5,000	14,992
2.19%(a)	3-month LIBOR	Deutsche Bank AG	1/20/16	USD	56,800	189,201
2.33%(a)	3-month LIBOR	Deutsche Bank AG	3/29/16	USD	43,300	160,936
2.47%(b)	US CPI Urban Consumers Index	Morgan Stanley Capital Services, Inc.	10/25/20	USD	26,130	(552,623)
2.80%(b)	3-month LIBOR	Deutsche Bank AG	2/10/21	USD	19,700	(841,842)
3.67%(b)	3-month LIBOR	Credit Suisse International	2/22/21	USD	30,500	435,533
3.64%(b)	3-month LIBOR	Deutsche Bank AG	2/24/21	USD	31,800	370,252
3.54%(b)	3-month LIBOR	Deutsche Bank AG	3/03/21	USD	44,200	125,807
3.60%(b)	3-month LIBOR	Royal Bank of Scotland Plc	3/09/21	USD	32,000	208,340
3.41%(b)	3-month LIBOR	Deutsche Bank AG	3/18/21	USD	17,700	(193,111)
3.46%(b)	3-month LIBOR	Citibank, N.A.	3/23/21	USD	41,900	(281,783)
3.51%(a)	3-month LIBOR	Citibank, N.A.	3/29/21	USD	18,700	65,901
3.58%(a)	3-month LIBOR	Citibank, N.A.	3/30/21	USD	14,000	(42,815)
3.57%(a)	3-month LIBOR	Deutsche Bank AG	3/30/21	USD	20,000	$ (41,239)
3.58%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	3/30/21	USD	9,000	(27,524)
3.55%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	3/31/21	USD	30,000	(4,055)
3.60%(a)	3-month LIBOR	Deutsche Bank AG	4/01/21	USD	15,000	(65,169)
3.41%(a)	3-month LIBOR	Credit Suisse International	10/05/40	USD	2,800	373,145
4.29%(a)	3-month LIBOR	Deutsche Bank AG	1/11/41	USD	5,900	(54,937)
4.47%(b)	3-month LIBOR	Citibank, N.A.	2/10/41	USD	6,000	229,401
4.41%(a)	3-month LIBOR	Deutsche Bank AG	2/24/41	USD	13,700	(355,975)
4.29%(b)	3-month LIBOR	Deutsche Bank AG	3/04/41	USD	2,200	8,587

Total						$ 686,119

(a)	Fund pays fixed interest rate and receives floating rate. (b) Fund pays floating interest rate and receives fixed rate.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (concluded)	BlackRock Inflation Protected Bond Portfolio

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$254,168	–	$254,168
Corporate Bonds	–	11,262,927	–	11,262,927
Foreign Government Obligations	–	9,015,387	–	9,015,387
Non-Agency Mortgage-Backed Securities	–	1,181,193	–	1,181,193
U.S. Government Sponsored Agency Securities	–	138,346	–	138,346
U.S. Treasury Obligations	–	3,471,233,279	–	3,471,233,279
Short-Term Securities	$301,434,909	–	–	301,434,909
Liabilities:
Investments in Securities:

Total	$301,434,909	$3,493,085,300	–	$3,794,520,209

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	–	$3,503,513	–	$3,503,513
Interest rate contracts	$6,587,389	50,125,888	–	56,713,277
Liabilities:
Foreign currency exchange contracts	–	(3,217,828)	–	(3,217,828)
Interest rate contracts	(3,730,242)	(70,779,271)	$(552,623)	(75,062,136)

Total	$2,857,147	$(20,367,698)	$(552,623)	$(18,063,174)

[1]

Derivative financial instruments are options purchased, options written, foreign currency exchange contracts, financial futures contracts and swaps. Foreign currency exchange contracts, financial futures contracts and swaps are valued at the unrealized appreciation/depreciation on the instrument and options purchased and options written are shown at value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	43

Schedule of Investments March 31, 2011 (Unaudited)	BlackRock Intermediate Government Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Conseco Financial Corp., Series 1997-5,
Class A7, 7.13%, 5/15/29 (a)	USD	603	$619,031
SLM Student Loan Trust:
Series 2008-5, Class A2, 1.40%,
10/25/16 (a)		3,902	3,947,245
Series 2008-5, Class A3, 1.60%,
1/25/18 (a)		1,130	1,161,204
Series 2008-5, Class A4, 2.00%,
7/25/23 (a)		3,040	3,178,352
Structured Asset Receivables Trust Certificates,
Series 2003-2A, 1.99%, 1/21/11 (b)		1	852

Total Asset-Backed Securities – 2.0%			8,906,684

Corporate Bonds
Oil, Gas & Consumable Fuels – 0.3%
ENSCO Offshore Co., 6.36%, 12/01/15		1,158	1,267,605

Foreign Agency Obligations
FIH Erhvervsbank A/S, 2.45%, 8/17/12 (b)		4,770	4,856,752
Japan Finance Corp., 2.00%, 6/24/11		90	90,285

Total Foreign Agency Obligations – 1.1%			4,947,037

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities – 3.0%
Banc of America Commercial Mortgage, Inc.,
Series 2002-PB2, Class A4, 6.19%,
1/11/12		3,143	3,222,019
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2002-CKS4, Class A2, 5.18%,
11/15/36		2,677	2,774,181
GE Capital Commercial Mortgage Corp.,
Series 2002-1A, Class A3, 6.27%,
12/10/35		3,403	3,510,604
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2001-C1, Class A3, 5.86%,
10/12/11		2,938	2,960,308
LB-UBS Commercial Mortgage Trust,
Series 2001-C7, Class A3, 5.64%,
4/15/11		30	30,085
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C5, Class A1, 2.99%,
6/15/35		604	604,059

			13,101,256

Interest Only Commercial Mortgage-Backed Securities – 0.0%
WaMu Commercial Mortgage Securities Trust,
Series 2005-C1A, Class X, 1.49%,
5/25/36 (a)(b)		7,668	145,572

Total Non-Agency Mortgage-Backed Securities – 3.0%			13,246,828

Project Loans
Federal Housing Authority:
Merrill Lynch Project, Series 29, Class 1A1,
7.43%, 6/01/22		117	116,699
USGI Project, Series 56, 7.46%, 1/01/23		95	94,536

Total Project Loans – 0.0%			211,235

U.S. Government Sponsored Agency Securities
Agency Obligations – 6.4%
Fannie Mae:
3.63%, 8/15/11		800	810,491
1.75%, 5/07/13		865	878,923
4.13%, 4/15/14		800	862,894
5.00%, 5/11/17 (c)		3,025	3,385,964
6.63%, 11/15/30 (d)		1,300	1,641,385
Federal Home Loan Bank:
1.63%, 7/27/11		3,100	3,115,224
1.00%, 12/28/11		1,100	1,105,622
4.00%, 9/06/13		3,000	3,200,085
3.63%, 10/18/13		3,550	3,760,621
Freddie Mac:
2.13%, 3/23/12-9/21/12		1,900	1,939,336
2.50%, 4/23/14		550	567,364
4.38%, 7/17/15		2,000	2,187,160
4.88%, 6/13/18		1,100	1,223,088
3.75%, 3/27/19		1,100	1,133,883
3.53%, 9/30/19		1,050	1,035,946
Small Business Administration Participation
Certificates:
Series 1996-20H, 7.25%, 8/01/16		360	389,160
Series 1996-20J, 7.20%, 10/01/16		339	361,936
Series 1998-20J, Class 1, 5.50%, 10/01/18		789	850,515

			28,449,597

Collateralized Mortgage Obligations – 0.2%
Fannie Mae:
Series 2002-T6, Class A1, 3.31%,
2/25/32		347	346,357
Series 2006-54, Class OA, 6.00%,
3/25/27		180	180,109
Freddie Mac, Series 3143, Class NA, 5.50%,
7/15/26		153	152,938

			679,404

Interest Only Collateralized Mortgage Obligations – 1.8%
Ginnie Mae:
Series 2010-120, Class AI, 4.50%,
1/20/38		7,745	1,437,763
Series 2010-158, Class MI, 4.50%,
11/16/39		9,227	1,647,778
Series 2010-165, Class IP, 4.00%,
4/20/38		6,635	1,203,092
Series 2010-87, Class HI, 4.50%,
11/20/38		9,448	1,724,261
Series 2010-98, Class HI, 5.00%,
3/20/38		3,422	594,010
Series 2011-25, Class IO, 5.00%,
3/20/38		3,979	657,988
Series 2011-7, Class DI, 4.50%,
12/20/40		6,444	1,001,674

			8,266,566

Mortgage-Backed Securities – 264.4%
Fannie Mae Mortgage-Backed Securities:
3.50%, 1/01/26-4/01/26 (e)		17,966	18,035,019
4.00%, 4/01/26-4/01/41 (e)		274,775	270,896,644
4.50%, 4/01/26-4/01/41 (e)		258,860	263,659,524

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Intermediate Government Bond Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value
Mortgage-Backed Securities (concluded)
5.00%, 4/01/26-4/01/41 (c)(e)	USD	93,063	$97,486,736
5.50%, 5/01/33-4/01/41 (e)		261,770	280,282,423
6.00%, 4/01/35-4/01/41 (e)		52,087	56,690,151
3.32%, 12/01/40 (a)		1,239	1,258,482
3.05%, 3/01/41 (a)		798	813,833
3.15%, 3/01/41 (a)		1,095	1,116,288
6.50%, 4/01/41 (e)		9,200	10,312,625
Freddie Mac Mortgage-Backed Securities:
5.00%, 7/01/35-4/01/41 (e)		68,061	71,174,740
4.50%, 12/01/40-4/01/41 (c)(e)		50,046	50,871,163
3.06%, 2/01/41 (a)		1,200	1,224,173
5.50%, 4/01/41 (e)		16,500	17,598,281
Ginnie Mae Mortgage-Backed Securities:
4.50%, 4/01/41 (e)		17,100	17,655,750
5.00%, 4/01/41 (e)		12,100	12,841,125
5.50%, 4/01/41 (e)		10,500	11,379,375

			1,183,296,332

Total U.S. Government Sponsored Agency Securities – 272.8%			1,220,691,899

U.S. Treasury Obligations
U.S. Treasury Bonds:
7.25%, 5/15/16		1,700	2,113,313
8.75%, 5/15/17 (c)(d)		2,050	2,769,583
8.13%, 5/15/21 (c)		2,300	3,222,875
8.00%, 11/15/21 (c)(d)		1,850	2,583,640
6.25%, 8/15/23		1,400	1,738,625
7.63%, 2/15/25 (c)		1,900	2,653,171
6.13%, 11/15/27		3,100	3,829,467
5.38%, 2/15/31		750	857,696
4.50%, 2/15/36		1,900	1,918,407
3.50%, 2/15/39		5,850	4,904,862
4.38%, 11/15/39-5/15/40		5,110	4,998,544
4.25%, 11/15/40		795	760,343
4.75%, 2/15/41		6,473	6,727,874
U.S. Treasury Notes:
1.38%, 1/15/13-5/15/13		16,830	17,024,245
0.75%, 3/31/13		20,820	20,803,760
3.38%, 6/30/13-11/15/19		6,170	6,405,812
1.00%, 7/15/13		5,000	5,007,800
2.38%, 8/31/14-7/31/17		20,200	20,706,114
4.25%, 11/15/14-8/15/15		12,000	13,157,595
2.50%, 4/30/15		2,495	2,563,029
2.13%, 2/29/16		2,430	2,422,406
5.13%, 5/15/16		1,100	1,253,227
4.88%, 8/15/16		4,800	5,418,000
2.75%, 11/30/16-2/28/18		14,055	14,116,339
3.13%, 4/30/17		2,500	2,569,530
4.50%, 5/15/17		6,950	7,691,697
2.63%, 8/15/20		1,535	1,440,022
3.63%, 2/15/21		4,865	4,934,175

Total U.S. Treasury Obligations – 36.8%			164,592,151

Total Long-Term Investments (Cost – $1,410,773,932) – 316.0%			1,413,863,439

Short-Term Securities	Shares
Money Market Funds – 10.6%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (f)(g)		47,456,318	47,456,318

Total Short-Term Securities (Cost – $47,456,318) – 10.6%			47,456,318

Options Purchased	Contracts
Exchange-Traded Call Options Purchased – 0.0%
U.S. Treasury Notes (10 Year), Strike Price USD
119.50, Expires 5/20/11		12	2,062
U.S. Treasury Notes (10 Year), Strike Price USD
120, Expires 5/20/11		148	117,938

			120,000

Exchange-Traded Put Options Purchased – 0.2%
Euro Dollar (1 Year) Mid-Curve, Strike Price USD
98.25, Expires 9/16/11		516	374,100
Euro Dollar (1 Year) Mid-Curve, Strike Price USD
98.50, Expires 9/16/11		213	189,037
U.S. Treasury Notes (10 Year), Strike Price USD
119.50, Expires 5/20/11		12	7,687
U.S. Treasury Notes (5 Year), Strike Price USD
117, Expires 5/20/11		48	44,625

			615,449

Over-the-Counter Call Options Purchased – 0.0%
USD Currency, Strike Price JPY 86, Expires
5/20/11, Broker Citibank, N.A.		377	15,608
USD Currency, Strike Price JPY 86, Expires
5/20/11, Broker Deutsche Bank AG		377	15,608
USD Currency, Strike Price JPY 86, Expires
5/20/11, Broker Royal Bank of Scotland Plc		550	22,770

			53,986

Over-the-Counter Put Options Purchased – 0.0%
EUR Currency, Strike Price USD 1.32, Expires
5/19/11, Broker Deutsche Bank AG		820	10,698
EUR Currency, Strike Price USD 1.32, Expires
5/19/11, Broker Royal Bank of Scotland Plc		820	10,698

			21,396

	Notional Amount (000)
Over-the-Counter Call Swaptions Purchased – 0.6%
Receive a fixed rate of 1.758% and pay a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG	USD	12,400	77,811
Receive a fixed rate of 2.500% and pay a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker Royal Bank of Scotland Plc		7,500	18
Receive a fixed rate of 3.000% and pay a floating rate based on 3-month LIBOR, Expires 9/02/11, Broker UBS AG		6,800	23,556
Receive a fixed rate of 3.115% and pay a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG		4,100	26,907

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	45

Schedule of Investments (continued)	BlackRock Intermediate Government Bond Portfolio
(Percentages shown are based on Net Assets)

Options Purchased	Notional Amount (000)		Value
Over-the-Counter Call Swaptions Purchased (concluded)
Receive a fixed rate of 3.340% and pay a floating rate based on 3-month LIBOR, Expires 8/17/12, Broker Citibank, N.A.	USD	25,000	$356,658
Receive a fixed rate of 3.360% and pay a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker UBS AG		4,500	67,925
Receive a fixed rate of 3.455% and pay a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker UBS AG		7,600	130,709
Receive a fixed rate of 3.540% and pay a floating rate based on 3-month LIBOR, Expires 12/01/11, Broker UBS AG		9,000	151,584
Receive a fixed rate of 3.630% and pay a floating rate based on 3-month LIBOR, Expires 12/02/11, Broker Deutsche Bank AG		4,400	87,090
Receive a fixed rate of 3.750% and pay a floating rate based on 3-month LIBOR, Expires 9/26/11, Broker Goldman Sachs Bank USA		5,900	139,552
Receive a fixed rate of 3.765% and pay a floating rate based on 3-month LIBOR, Expires 9/26/11, Broker Bank of America, N.A.		1,500	36,440
Receive a fixed rate of 3.790% and pay a floating rate based on 3-month LIBOR, Expires 7/02/12, Broker Deutsche Bank AG		10,000	262,692
Receive a fixed rate of 3.805% and pay a floating rate based on 3-month LIBOR, Expires 9/17/13, Broker Citibank, N.A.		2,000	53,889
Receive a fixed rate of 3.853% and pay a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker Morgan Stanley Capital Services, Inc.		6,600	187,597
Receive a fixed rate of 3.930% and pay a floating rate based on 3-month LIBOR, Expires 1/13/12, Broker Deutsche Bank AG		3,400	107,732
Receive a fixed rate of 3.950% and pay a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker Deutsche Bank AG		9,000	290,078
Receive a fixed rate of 4.070% and pay a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Bank of America, N.A.		4,000	150,356
Receive a fixed rate of 4.073% and pay a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Royal Bank of Scotland Plc		3,300	124,414
Receive a fixed rate of 4.190% and pay a floating rate based on 3-month LIBOR, Expires 3/05/12, Broker Credit Suisse International		5,000	218,151
Receive a fixed rate of 4.290% and pay a floating rate based on 3-month LIBOR, Expires 2/06/12, Broker UBS AG		2,900	142,931
Receive a fixed rate of 4.330% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker UBS AG		2,900	149,218
Receive a fixed rate of 4.340% and pay a floating rate based on 3-month LIBOR, Expires 2/10/12, Broker JPMorgan Chase Bank, N.A.		1,600	82,869

			2,868,177

Over-the-Counter Put Swaptions Purchased – 1.6%
Pay a fixed rate of 1.250% and receive a floating rate based on 3-month LIBOR, Expires 4/06/11, Broker Credit Suisse International		48,000	172
Pay a fixed rate of 1.758% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		12,400	100,748
Pay a fixed rate of 2.500% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		5,800	23,712
Pay a fixed rate of 2.550% and receive a floating rate based on 3-month LIBOR, Expires 6/02/11, Broker JPMorgan Chase Bank, N.A.		12,000	106,666
Pay a fixed rate of 2.700% and receive a floating rate based on 3-month LIBOR, Expires 6/24/11, Broker Citibank, N.A.		12,000	99,637
Pay a fixed rate of 2.750% and receive a floating rate based on 3-month LIBOR, Expires 6/23/11, Broker Morgan Stanley Capital Services, Inc.		3,000	21,878
Pay a fixed rate of 2.750% and receive a floating rate based on 3-month LIBOR, Expires 6/23/11, Broker The Bank of New York Mellon Corp.		5,800	42,297
Pay a fixed rate of 3.000% and receive a floating rate based on 3-month LIBOR, Expires 9/02/11, Broker UBS AG		6,800	472,090
Pay a fixed rate of 3.115% and receive a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG		4,100	286,713
Pay a fixed rate of 3.340% and receive a floating rate based on 3-month LIBOR, Expires 8/17/12, Broker Citibank, N.A.		25,000	2,204,860
Pay a fixed rate of 3.360% and receive a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker UBS AG		4,500	417,842
Pay a fixed rate of 3.455% and receive a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker UBS AG		7,600	662,996
Pay a fixed rate of 3.540% and receive a floating rate based on 3-month LIBOR, Expires 12/01/11, Broker UBS AG		9,000	424,652
Pay a fixed rate of 3.630% and receive a floating rate based on 3-month LIBOR, Expires 12/02/11, Broker Deutsche Bank AG		4,400	187,556
Pay a fixed rate of 3.750% and receive a floating rate based on 3-month LIBOR, Expires 9/26/11, Broker Goldman Sachs Bank USA		5,900	166,606
Pay a fixed rate of 3.765% and receive a floating rate based on 3-month LIBOR, Expires 9/26/11, Broker Bank of America, N.A.		1,500	41,406
Pay a fixed rate of 3.790% and receive a floating rate based on 3-month LIBOR, Expires 7/02/12, Broker Deutsche Bank AG		10,000	587,553
Pay a fixed rate of 3.805% and receive a floating rate based on 3-month LIBOR, Expires 9/17/13, Broker Citibank, N.A.		2,000	183,107
Pay a fixed rate of 3.853% and receive a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker Morgan Stanley Capital Services, Inc.		6,600	371,967

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Intermediate Government Bond Portfolio
(Percentages shown are based on Net Assets)

Options Purchased	Notional Amount (000)		Value
Over-the-Counter Put Swaptions Purchased (concluded)
Pay a fixed rate of 3.930% and receive a floating rate based on 3-month LIBOR, Expires 1/13/12, Broker Deutsche Bank AG	USD	3,400	$116,281
Pay a fixed rate of 3.950% and receive a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker Deutsche Bank AG		9,000	32,399
Pay a fixed rate of 4.070% and receive a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Bank of America, N.A.		4,000	147,731
Pay a fixed rate of 4.073% and receive a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Royal Bank of Scotland Plc		3,300	121,561
Pay a fixed rate of 4.150% and receive a floating rate based on 3-month LIBOR, Expires 5/24/11, Broker JPMorgan Chase Bank, N.A.		20,700	40,719
Pay a fixed rate of 4.190% and receive a floating rate based on 3-month LIBOR, Expires 3/05/12, Broker Credit Suisse International		5,000	149,962
Pay a fixed rate of 4.290% and receive a floating rate based on 3-month LIBOR, Expires 2/06/12, Broker UBS AG		2,900	69,818
Pay a fixed rate of 4.330% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker UBS AG		2,900	66,734
Pay a fixed rate of 4.340% and receive a floating rate based on 3-month LIBOR, Expires 2/10/12, Broker JPMorgan Chase Bank, N.A.		1,600	36,975

			7,184,638

Total Options Purchased (Cost – $11,676,524) – 2.4%			10,863,646

Total Investments Before TBA Sale Commitments and Options Written (Cost – $1,469,906,774*) – 329.0%			1,472,183,403

TBA Sale Commitments (e)	Par (000)
Fannie Mae Mortgage-Backed Securities:
3.50%, 4/01/26		13,000	(13,040,625)
4.00%, 4/01/26-4/01/41		241,800	(237,949,879)
4.50%, 4/01/26-4/01/41		207,300	(210,943,062)
5.00%, 4/01/26-4/01/41		79,600	(83,356,201)
5.50%, 4/01/41		236,400	(252,785,688)
6.00%, 4/01/41		33,000	(35,887,500)
Freddie Mac Mortgage-Backed Securities:
4.50%, 4/01/41		30,500	(30,923,136)
5.00%, 4/01/41		57,700	(60,182,000)

Total TBA Sale Commitments (Proceeds – $924,734,581) – (206.7)%			(925,068,091)

Options Written	Contracts
Exchange-Traded Call Options Written – 0.0%
U.S. Treasury Notes (10 Year), Strike Price USD 121, Expires 5/20/11		148	(71,688)
U.S. Treasury Notes (10 Year), Strike Price USD 122, Expires 5/20/11		148	(39,313)

			(111,001)

Exchange-Traded Put Options Written – (0.1)%
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 97.75, Expires 9/16/11		516	(187,050)
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 98, Expires 9/16/11		213	(111,825)
U.S. Treasury Notes (5 Year), Strike Price USD 115.50, Expires 5/20/11		96	(34,500)

			(333,375)

	Notional Amount		(000)
Over-the-Counter Call Swaptions Written – (1.1)%
Pay a fixed rate of 2.080% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA	USD	12,100	(122,513)
Pay a fixed rate of 3.210% and receive a floating rate based on 3-month LIBOR, Expires 8/28/12, Broker UBS AG		4,800	(56,603)
Pay a fixed rate of 3.360% and receive a floating rate based on 3-month LIBOR, Expires 8/17/12, Broker JPMorgan Chase Bank, N.A.		25,000	(367,395)
Pay a fixed rate of 3.440% and receive a floating rate based on 3-month LIBOR, Expires 10/21/13, Broker Deutsche Bank AG	EUR	1,800	(46,751)
Pay a fixed rate of 3.773% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG	USD	4,500	(115,487)
Pay a fixed rate of 3.810% and receive a floating rate based on 3-month LIBOR, Expires 12/09/11, Broker UBS AG		3,300	(87,836)
Pay a fixed rate of 3.820% and receive a floating rate based on 3-month LIBOR, Expires 12/08/11, Broker JPMorgan Chase Bank, N.A.		4,400	(118,881)
Pay a fixed rate of 3.825% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank, N.A.		3,200	(87,493)
Pay a fixed rate of 3.853% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG		1,800	(51,332)
Pay a fixed rate of 3.885% and receive a floating rate based on 3-month LIBOR, Expires 1/04/12, Broker Credit Suisse International		3,400	(101,663)
Pay a fixed rate of 3.896% and receive a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker UBS AG		7,000	(212,536)
Pay a fixed rate of 3.939% and receive a floating rate based on 3-month LIBOR, Expires 3/21/12, Broker UBS AG		5,000	(160,388)
Pay a fixed rate of 4.000% and receive a floating rate based on 3-month LIBOR, Expires 1/05/12, Broker JPMorgan Chase Bank, N.A.		4,500	(157,111)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	47

Schedule of Investments (continued)	BlackRock Intermediate Government Bond Portfolio
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)		Value
Over-the-Counter Call Swaptions Written (concluded)
Pay a fixed rate of 4.015% and receive a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker Goldman Sachs Bank USA	USD	3,700	$(131,197)
Pay a fixed rate of 4.015% and receive a floating rate based on 3-month LIBOR, Expires 3/26/12, Broker UBS AG		3,100	(109,380)
Pay a fixed rate of 4.020% and receive a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG		4,600	(164,161)
Pay a fixed rate of 4.030% and receive a floating rate based on 3-month LIBOR, Expires 12/06/12, Broker UBS AG		2,700	(91,983)
Pay a fixed rate of 4.065% and receive a floating rate based on 3-month LIBOR, Expires 5/11/11, Broker Bank of America, N.A.		8,200	(334,973)
Pay a fixed rate of 4.075% and receive a floating rate based on 3-month LIBOR, Expires 2/01/12, Broker UBS AG		4,000	(153,551)
Pay a fixed rate of 4.315% and receive a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker Royal Bank of Scotland Plc		2,800	(122,095)
Pay a fixed rate of 4.410% and receive a floating rate based on 3-month LIBOR, Expires 1/24/13, Broker UBS AG		2,300	(111,883)
Pay a fixed rate of 4.520% and receive a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG		2,900	(153,379)
Pay a fixed rate of 4.763% and receive a floating rate based on 3-month LIBOR, Expires 1/27/14, Broker Royal Bank of Scotland Plc		1,400	(82,780)
Pay a fixed rate of 5.000% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank, N.A.		8,600	(645,116)
Pay a fixed rate of 5.020% and receive a floating rate based on 3-month LIBOR, Expires 2/14/14, Broker Citibank, N.A.		2,200	(153,734)
Pay a fixed rate of 5.060% and receive a floating rate based on 3-month LIBOR, Expires 2/11/14, Broker Deutsche Bank AG		6,400	(459,794)
Pay a fixed rate of 5.080% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Bank of America, N.A.		4,500	(327,517)
Pay a fixed rate of 5.140% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Credit Suisse International		1,600	(120,932)

			(4,848,464)

Over-the-Counter Put Swaptions Written – (1.8)%
Receive a fixed rate of 2.080% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		12,100	(76,675)
Receive a fixed rate of 2.150% and pay a floating rate based on 3-month LIBOR, Expires 4/26/11, Broker Deutsche Bank AG		5,100	(84,722)
Receive a fixed rate of 2.215% and pay a floating rate based on 3-month LIBOR, Expires 10/11/11, Broker UBS AG		8,200	(280,586)
Receive a fixed rate of 2.550% and pay a floating rate based on 3-month LIBOR, Expires 6/02/11, Broker Citibank, N.A.		12,000	(106,666)
Receive a fixed rate of 3.200% and pay a floating rate based on 3-month LIBOR, Expires 3/02/12, Broker JPMorgan Chase Bank, N.A.		12,000	(243,382)
Receive a fixed rate of 3.210% and pay a floating rate based on 3-month LIBOR, Expires 8/28/12, Broker UBS AG		4,800	(465,968)
Receive a fixed rate of 3.360% and pay a floating rate based on 3-month LIBOR, Expires 8/17/12, Broker JPMorgan Chase Bank, N.A.		25,000	(2,174,643)
Receive a fixed rate of 3.440% and pay a floating rate based on 3-month LIBOR, Expires 10/21/13, Broker Deutsche Bank AG	EUR	1,800	(197,815)
Receive a fixed rate of 3.773% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG	USD	4,500	(327,523)
Receive a fixed rate of 3.810% and pay a floating rate based on 3-month LIBOR, Expires 12/09/11, Broker UBS AG		3,300	(115,786)
Receive a fixed rate of 3.820% and pay a floating rate based on 3-month LIBOR, Expires 12/08/11, Broker JPMorgan Chase Bank, N.A.		4,400	(152,043)
Receive a fixed rate of 3.825% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank, N.A.		3,200	(110,925)
Receive a fixed rate of 3.853% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG		1,800	(60,266)
Receive a fixed rate of 3.885% and pay a floating rate based on 3-month LIBOR, Expires 1/04/12, Broker Credit Suisse International		3,400	(118,335)
Receive a fixed rate of 3.896% and pay a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker UBS AG		7,000	(299,794)
Receive a fixed rate of 3.939% and pay a floating rate based on 3-month LIBOR, Expires 3/21/12, Broker UBS AG		5,000	(206,145)
Receive a fixed rate of 4.000% and pay a floating rate based on 3-month LIBOR, Expires 1/05/12, Broker JPMorgan Chase Bank, N.A.		4,500	(137,363)
Receive a fixed rate of 4.015% and pay a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker Goldman Sachs Bank USA		3,700	(122,358)
Receive a fixed rate of 4.015% and pay a floating rate based on 3-month LIBOR, Expires 3/26/12, Broker UBS AG		3,100	(119,751)
Receive a fixed rate of 4.020% and pay a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG		4,600	(151,246)
Receive a fixed rate of 4.030% and pay a floating rate based on 3-month LIBOR, Expires 12/06/12, Broker UBS AG		2,700	(166,009)
Receive a fixed rate of 4.065% and pay a floating rate based on 3-month LIBOR, Expires 5/11/11, Broker Bank of America, N.A.		8,200	(13,844)

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Intermediate Government Bond Portfolio
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)		Value
Over-the-Counter Put Swaptions Written (concluded)
Receive a fixed rate of 4.075% and pay a floating rate based on 3-month LIBOR, Expires 2/01/12, Broker UBS AG	USD	4,000	$(122,401)
Receive a fixed rate of 4.315% and pay a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker Royal Bank of Scotland Plc		2,800	(171,559)
Receive a fixed rate of 4.410% and pay a floating rate based on 3-month LIBOR, Expires 1/24/13, Broker UBS AG		2,300	(113,651)
Receive a fixed rate of 4.468% and pay a floating rate based on 3-month LIBOR, Expires 8/05/15, Broker JPMorgan Chase Bank, N.A.		11,100	(504,150)
Receive a fixed rate of 4.520% and pay a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG		2,900	(138,699)
Receive a fixed rate of 4.763% and pay a floating rate based on 3-month LIBOR, Expires 1/27/14, Broker Royal Bank of Scotland Plc		1,400	(79,765)
Receive a fixed rate of 5.000% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank, N.A.		8,600	(306,437)
Receive a fixed rate of 5.020% and pay a floating rate based on 3-month LIBOR, Expires 2/14/14, Broker Citibank, N.A.		2,200	(108,375)
Receive a fixed rate of 5.060% and pay a floating rate based on 3-month LIBOR, Expires 2/11/14, Broker Deutsche Bank AG		6,400	(306,027)
Receive a fixed rate of 5.080% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Bank of America, N.A.		4,500	(212,250)
Receive a fixed rate of 5.140% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Credit Suisse International		1,600	(72,597)
Receive a fixed rate of 6.000% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Royal Bank of Scotland Plc		1,600	(41,353)

			(7,909,109)

Total Options Written
(Premiums Received – $13,258,814) – (3.0)%			(13,201,949)

Total Investments Net of TBA Sale Commitments and Options Written – 119.3%			533,913,363
Liabilities in Excess of Other Assets – (19.3)%			(86,410,842)

Net Assets – 100.0%			$447,502,521

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,471,263,765

Gross unrealized appreciation	$7,435,513
Gross unrealized depreciation	(6,515,875)

Net unrealized appreciation	$919,638

(a)	Variable rate security. Rate shown is as of report date.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Security, or a portion thereof, has been pledged as collateral for swap contracts.
(d)	All or a portion of security pledged as collateral in connection with open financial futures contracts.
(e)	Represents or includes a TBA transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$54,106,250	$275,000
BNP Paribas	$(13,731,781)	$(19,738)
Citibank, N.A.	$55,508,281	$125,984
Credit Suisse International	$(59,993,625)	$(49,349)
Deutsche Bank AG	$(35,379,014)	$99,935
Goldman Sachs Bank USA	$(67,007,419)	$326,102
JPMorgan Chase Bank, N.A.	$57,590,219	$467,320
Morgan Stanley Capital Services, Inc.	$56,482,781	$(10,183)
Nomura Securities International, Inc.	$(12,866,937)	$114,641
UBS AG	$38,809,993	$5,220
Wells Fargo & Co.	$(809,752)	$60,889

(f)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2010	Net Activity	Shares Held at March 31, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	–	$47,456,318	47,456,318	$57	$23,780

(g)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of March 31, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date		Unrealized Appreciation (Depreciation)
CHF	1,568,122	USD	1,696,000		UBS AG	4/11/11		$11,379
IDR	3,394,170,000	USD	390,000		HSBC Securities, Inc.	4/11/11		(202)
IDR	4,937,591,100	USD	559,000		HSBC Securities, Inc.	4/11/11		7,049
JPY	137,402,423	USD	1,747,000		Citibank, N.A.	4/11/11		(95,030)
JPY	85,862,044	USD	1,037,000		Citibank, N.A.	4/11/11		(4,692)
JPY	143,679,240	USD	1,734,000		HSBC Securities, Inc.	4/11/11		(6,564)
JPY	145,050,892	USD	1,741,000		Morgan Stanley Capital Services, Inc.	4/11/11		2,927
JPY	142,871,196	USD	1,734,000		UBS AG	4/11/11		(16,279)
JPY	75,556,080	USD	909,000		UBS AG	4/11/11		(600)
NZD	450,000	USD	340,178		HSBC Securities, Inc.	4/11/11		2,929

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	49

Schedule of Investments (continued)	BlackRock Intermediate Government Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,696,000	CHF	1,574,278	UBS AG	4/11/11	$(18,082)
USD	704,111	IDR	6,383,472,020	HSBC Securities, Inc.	4/11/11	(27,695)
USD	336,183	IDR	3,060,949,000	HSBC Securities, Inc.	4/11/11	(14,726)
USD	1,797,000	JPY	148,804,179	Citibank, N.A.	4/11/11	7,948
USD	1,696,000	JPY	138,611,196	HSBC Securities, Inc.	4/11/11	29,497
USD	3,591,000	JPY	296,918,244	JPMorgan Capital Services, Inc.	4/11/11	21,193
USD	549,556	NZD	744,000	HSBC Securities, Inc.	4/11/11	(17,713)
USD	390,000	NZD	512,517	HSBC Securities, Inc.	4/11/11	(921)
AUD	966,929	USD	959,000	Royal Bank of Scotland Plc	4/12/11	39,666
CLP	236,253,125	USD	475,000	Morgan Stanley Capital Services, Inc.	4/12/11	18,995
CLP	217,935,000	USD	435,000	Morgan Stanley Capital Services, Inc.	4/12/11	20,693
PLN	1,196,070	EUR	300,000	HSBC Securities, Inc.	4/12/11	(4,289)
USD	475,000	AUD	488,256	Morgan Stanley Capital Services, Inc.	4/12/11	(29,282)
USD	435,000	AUD	444,349	Morgan Stanley Capital Services, Inc.	4/12/11	(23,934)
USD	425,215	CLP	202,296,000	Morgan Stanley Capital Services, Inc.	4/12/11	2,223
USD	525,861	CLP	250,310,000	UBS AG	4/12/11	2,474
NZD	294,000	USD	221,432	Royal Bank of Scotland Plc	4/14/11	2,731
USD	469,353	GBP	290,000	Deutsche Bank AG	4/14/11	4,205
USD	1,308,642	GBP	813,000	Deutsche Bank AG	4/14/11	4,625
USD	1,681,000	JPY	137,955,467	UBS AG	4/14/11	22,380
CNY	2,234,891	USD	14,681,000	HSBC Securities, Inc.	4/18/11	(9,155)
CNY	12,673,686	USD	1,942,000	HSBC Securities, Inc.	4/18/11	(4,779)
CNY	12,710,390	USD	1,942,000	HSBC Securities, Inc.	4/18/11	831
CNY	11,139,250	USD	1,700,000	HSBC Securities, Inc.	4/18/11	2,676
AUD	666,154	CAD	667,000	Citibank, N.A.	4/19/11	(272)
AUD	721,983	MXN	8,877,000	Citibank, N.A.	4/19/11	51
MXN	8,567,122	CAD	700,000	Deutsche Bank AG	4/19/11	(2,741)
EUR	315,000	HUF	86,543,100	Citibank, N.A.	4/21/11	(13,786)
HUF	208,317,720	EUR	780,000	Royal Bank of Scotland Plc	4/21/11	2,353
HUF	131,782,000	USD	700,000	HSBC Securities, Inc.	4/21/11	3,991
RUB	9,784,000	USD	323,974	HSBC Securities, Inc.	4/21/11	19,558
RUB	17,125,000	USD	566,678	HSBC Securities, Inc.	4/21/11	34,608
USD	565,000	HUF	116,476,163	HSBC Securities, Inc.	4/21/11	(54,142)
USD	325,000	HUF	66,742,000	HSBC Securities, Inc.	4/21/11	(29,775)
USD	700,000	RUB	19,957,000	HSBC Securities, Inc.	4/21/11	(2,217)
CNY	47,294,984	USD	7,214,000	Royal Bank of Scotland Plc	4/25/11	17,925
USD	4,368,659	CNY	28,634,984	Royal Bank of Scotland Plc	4/25/11	(9,947)
USD	2,846,682	CNY	18,660,000	Royal Bank of Scotland Plc	4/25/11	(6,638)
CAD	1,585,933	AUD	1,624,000	UBS AG	4/27/11	(39,344)
MXN	3,014,798	AUD	250,000	UBS AG	4/27/11	(4,906)
USD	859,375	EUR	628,500	Citibank, N.A.	4/27/11	(30,888)
USD	505,000	EUR	698,016	JPMorgan Chase Bank, N.A.	4/27/11	17,311
EUR	1,035,000	USD	1,418,655	Citibank, N.A.	5/06/11	47,146
USD	328,257	EUR	233,000	Deutsche Bank AG	5/06/11	(1,725)
EUR	335,000	JPY	38,269,026	Citibank, N.A.	5/11/11	14,202
EUR	475,000	JPY	54,557,027	Deutsche Bank AG	5/11/11	16,589
JPY	53,698,750	EUR	475,000	Citibank, N.A.	5/11/11	(26,910)
JPY	37,351,729	EUR	335,000	Citibank, N.A.	5/11/11	(25,232)
ZAR	7,413,000	USD	1,029,283	UBS AG	5/12/11	59,730
JPY	92,129,950	USD	1,150,000	Citibank, N.A.	5/16/11	(42,096)
USD	1,150,000	JPY	89,921,950	BNP Paribas	5/16/11	68,648
JPY	57,017,800	USD	695,000	HSBC Securities, Inc.	5/16/11	(9,483)
USD	943,048	EUR	700,000	UBS AG	5/18/11	(48,065)
USD	452,563	EUR	336,000	UBS AG	5/18/11	(23,172)
JPY	109,902,470	KRW	1,459,285,000	UBS AG	5/19/11	(4,268)
KOR	1,236,757,125	JPY	92,069,257	HSBC Securities, Inc.	5/19/11	16,667
KRW	728,368,000	JPY	52,722,982	UBS AG	5/19/11	27,851
CZK	22,535,000	EUR	937,383	Citibank, N.A.	5/20/11	(26,178)
CZK	13,138,983	SEK	4,797,000	JPMorgan Chase Bank, N.A.	5/20/11	562
EUR	129,836	CZK	3,146,000	Citibank, N.A.	5/20/11	2,200
EUR	197,838	GBP	170,000	HSBC Securities, Inc.	5/20/11	7,567
EUR	339,546	NOK	2,687,000	Deutsche Bank AG	5/20/11	(3,781)
EUR	304,851	NOK	2,415,000	UBS AG	5/20/11	(3,857)
GBP	815,000	CZK	23,062,544	Deutsche Bank AG	5/20/11	(24,876)
NOK	5,613,000	CZK	17,052,743	Deutsche Bank AG	5/20/11	27,646
SEK	6,235,000	CZK	17,011,761	Deutsche Bank AG	5/20/11	3,075
USD	1,337,895	GBP	835,000	Citibank, N.A.	5/20/11	(732)
EUR	1,794,584	HUF	493,394,849	Deutsche Bank AG	5/25/11	(70,142)
EUR	1,487,046	NOK	11,797,324	Deutsche Bank AG	5/25/11	(21,457)
EUR	550,000	PLN	2,218,150	Royal Bank of Scotland Plc	5/25/11	1,258
HUF	299,472,226	PLN	4,276,000	Royal Bank of Scotland Plc	5/25/11	86,042
NOK	11,258,000	EUR	1,458,007	Royal Bank of Scotland Plc	5/25/11	(34,654)
PLN	4,270,000	EUR	1,085,288	Royal Bank of Scotland Plc	5/25/11	(39,969)

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Intermediate Government Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
PLN	2,531,534	EUR	636,000	UBS AG	5/25/11	$ (13,178)
CHF	575,000	GBP	389,329	UBS AG	5/26/11	2,174
GBP	541,255	CHF	786,000	UBS AG	5/26/11	11,551
CHF	1,511,943	USD	1,619,302	HSBC Securities, Inc.	5/27/11	27,451
EUR	1,162,061	CHF	1,511,943	Citibank, N.A.	5/30/11	(1,871)
CNY	17,288,600	USD	2,650,000	UBS AG	5/31/11	(9,915)
MYR	3,965,794	USD	1,292,000	HSBC Securities, Inc.	5/31/11	11,640
MYR	6,708,031	USD	2,191,000	HSBC Securities, Inc.	5/31/11	14,071
USD	1,292,000	CNY	8,466,218	HSBC Securities, Inc.	5/31/11	(4,796)
USD	2,191,000	CNY	14,321,647	HSBC Securities, Inc.	5/31/11	(2,689)
USD	835,239	JPY	69,957,768	Citibank, N.A.	5/31/11	(6,121)
USD	2,650,000	MYR	8,030,825	UBS AG	5/31/11	(1,531)
USD	1,021,451	ZAR	7,614,405	Royal Bank of Scotland Plc	6/06/11	(92,808)
EUR	530,000	GBP	465,520	Citibank, N.A.	6/08/11	4,003
GBP	826,000	EUR	987,736	Royal Bank of Scotland Plc	6/08/11	(74,081)
NZD	990,066	USD	718,384	Deutsche Bank AG	6/24/11	32,737
NZD	1,126,000	ZAR	5,881,357	Royal Bank of Scotland Plc	6/29/11	(3,891)
NZD	1,126,000	ZAR	5,868,994	Royal Bank of Scotland Plc	6/29/11	(2,088)
ZAR	8,600,000	NZD	1,655,604	Royal Bank of Scotland Plc	6/29/11	9,486
USD	220,350	NZD	294,000	Royal Bank of Scotland Plc	7/07/11	(2,695)
CNY	14,681,000	USD	2,247,723	HSBC Securities, Inc.	7/27/11	8,222
CNY	25,793,000	USD	3,834,820	HSBC Securities, Inc.	7/27/11	128,641
USD	7,546,979	CNY	50,563,250	HSBC Securities, Inc.	7/27/11	(222,784)
USD	1,650,000	CNY	10,749,750	HSBC Securities, Inc.	7/27/11	(1,852)
USD	104,769	CNY	692,000	HSBC Securities, Inc.	7/27/11	(1,567)

Total	$ (387,686)

•	Financial futures contracts purchased as of March 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation
39	U.S. Treasury Notes (2 Year)	Chicago Board Options	June 2011	$8,506,875	$6,547
455	U.S. Treasury Notes (5 Year)	Chicago Board Options	June 2011	$53,139,024	51,425

Total					$57,972

•	Financial futures contracts sold as of March 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
105	U.S. Treasury Notes (10 Year)	Chicago Board Options	June 2011	$12,498,281	$ 7,717
4	U.S. Treasury Bonds (30 Year)	Chicago Board Options	June 2011	$480,750	16
7	Ultra Treasury Bonds	Chicago Board Options	June 2011	$864,937	(3,684)

Total	$ 4,049

•	Interest rate swaps outstanding as of March 31, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date		Notional Amount (000)	Unrealized Appreciation (Depreciation)
1.26%(a)	3-month LIBOR	Deutsche Bank AG	5/28/12	USD	2,400	$30,711
1.00%(a)	3-month LIBOR	Deutsche Bank AG	7/06/12	USD	10,400	76,179
0.63%(b)	3-month LIBOR	Credit Suisse International	11/26/12	USD	20,000	1,820
0.90%(b)	3-month LIBOR	Citibank, N.A.	1/11/13	USD	5,000	(13,048)
0.86%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	1/26/13	USD	15,200	(19,081)
0.98%(b)	3-month LIBOR	Deutsche Bank AG	2/22/13	USD	11,200	(26,926)
0.95%(b)	3-month LIBOR	Deutsche Bank AG	2/24/13	USD	10,600	(16,664)
0.92%(b)	3-month LIBOR	Deutsche Bank AG	2/28/13	USD	13,400	(10,879)
0.83%(b)	3-month LIBOR	Goldman Sachs Bank USA	3/15/13	USD	17,200	27,524
0.80%(b)	3-month LIBOR	Deutsche Bank AG	3/21/13	USD	5,300	12,723
0.83%(b)	3-month LIBOR	Deutsche Bank AG	3/23/13	USD	11,100	22,349
0.85%(a)	3-month LIBOR	Citibank, N.A.	3/24/13	USD	22,500	(36,073)
0.89%(a)	3-month LIBOR	Deutsche Bank AG	3/29/13	USD	27,100	(28,530)
0.97%(b)	3-month LIBOR	Deutsche Bank AG	3/30/13	USD	23,600	(12,851)
1.26%(b)	3-month LIBOR	Deutsche Bank AG	12/24/13	USD	15,000	(4,438)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	51

Schedule of Investments (continued)	BlackRock Intermediate Government Bond Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.49%(b)	3-month LIBOR	Deutsche Bank AG	2/08/14	USD	5,300	$(16,493)
1.59%(b)	3-month LIBOR	Deutsche Bank AG	3/08/14	USD	5,000	(19,903)
1.41%(a)	3-month LIBOR	Deutsche Bank AG	3/29/14	USD	17,500	(49,562)
1.50%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	8/22/14	USD	1,800	(20,646)
1.40%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	8/24/14	USD	3,700	(54,518)
2.56%(b)	3-month LIBOR	Bank of America, N.A.	3/08/15	USD	14,200	(339,781)
2.24%(b)	3-month LIBOR	Deutsche Bank AG	12/30/15	USD	6,000	(13,231)
2.48%(b)	3-month LIBOR	Bank of America, N.A.	2/22/16	USD	7,600	(54,518)
2.43%(b)	3-month LIBOR	Deutsche Bank AG	2/24/16	USD	7,600	(33,308)
2.38%(b)	3-month LIBOR	Citibank, N.A.	3/11/16	USD	10,400	(3,659)
2.38%(b)	3-month LIBOR	Deutsche Bank AG	3/11/16	USD	2,800	(1,480)
2.08%(a)	3-month LIBOR	Citibank, N.A.	3/17/16	USD	3,200	(47,133)
2.33%(b)	3-month LIBOR	Deutsche Bank AG	3/29/16	USD	5,200	19,327
2.33%(b)	3-month LIBOR	Goldman Sachs Bank USA	3/29/16	USD	3,000	11,078
2.42%(a)	3-month LIBOR	Deutsche Bank AG	3/30/16	USD	9,200	1,716
2.46%(b)	3-month LIBOR	Deutsche Bank AG	4/04/16	USD	5,700	(11,244)
2.43%(b)	3-month LIBOR	Royal Bank of Scotland Plc	4/04/16	USD	2,300	(355)
2.38%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	11/17/17	USD	2,800	72,217
3.08%(b)	3-month LIBOR	Deutsche Bank AG	7/12/20	USD	5,100	124,763
2.58%(a)	3-month LIBOR	Citibank, N.A.	8/23/20	USD	2,700	(190,840)
3.66%(b)	3-month LIBOR	Deutsche Bank AG	12/20/20	USD	2,000	(44,859)
2.80%(a)	3-month LIBOR	Deutsche Bank AG	2/10/21	USD	600	(25,640)
3.77%(a)	3-month LIBOR	Citibank, N.A.	2/11/21	USD	1,600	39,309
3.83%(a)	3-month LIBOR	Royal Bank of Scotland Plc	2/11/21	USD	3,300	97,747
3.79%(a)	3-month LIBOR	Deutsche Bank AG	2/14/21	USD	7,000	182,361
3.77%(b)	3-month LIBOR	Citibank, N.A.	2/15/21	USD	4,600	(111,394)
3.77%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	2/15/21	USD	1,700	40,975
3.70%(a)	3-month LIBOR	Citibank, N.A.	2/18/21	USD	2,800	48,757
3.63%(a)	3-month LIBOR	Citibank, N.A.	2/24/21	USD	2,400	26,902
3.57%(a)	3-month LIBOR	Citibank, N.A.	2/25/21	USD	300	1,764
3.57%(a)	3-month LIBOR	Deutsche Bank AG	2/25/21	USD	600	3,398
3.56%(a)	3-month LIBOR	Deutsche Bank AG	2/28/21	USD	2,900	11,640
3.57%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	2/28/21	USD	3,000	15,946
3.70%(a)	3-month LIBOR	Deutsche Bank AG	3/08/21	USD	1,000	15,958
3.66%(a)	3-month LIBOR	Royal Bank of Scotland Plc	3/08/21	USD	1,700	20,858
3.65%(b)	3-month LIBOR	Deutsche Bank AG	3/09/21	USD	2,900	(32,720)
3.60%(a)	3-month LIBOR	BNP Paribas	3/10/21	USD	2,100	14,187
3.62%(a)	3-month LIBOR	Citibank, N.A.	3/11/21	USD	5,800	47,099
3.50%(a)	3-month LIBOR	Deutsche Bank AG	3/15/21	USD	1,700	(4,882)
3.38%(b)	3-month LIBOR	Deutsche Bank AG	3/21/21	USD	1,200	16,548
3.40%(b)	3-month LIBOR	Citibank, N.A.	3/23/21	USD	2,400	28,057
3.58%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	3/30/21	USD	2,100	(6,422)
3.57%(a)	3-month LIBOR	Citibank, N.A.	3/31/21	USD	1,500	2,996
3.58%(b)	3-month LIBOR	Citibank, N.A.	4/04/21	USD	3,100	(6,115)
See Notes to Financial Statements.

52	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (concluded)	BlackRock Intermediate Government Bond Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration Date		Notional Amount (000)	Unrealized Appreciation (Depreciation)
3.52%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	4/04/21	USD	700	$ (2,577)
5.15%(b)	3-month LIBOR	Royal Bank of Scotland Plc	2/12/24	USD	500	(15,481)
4.47%(b)	3-month LIBOR	Barclays Bank Plc	2/15/41	USD	800	(30,559)
4.20%(b)	3-month LIBOR	Deutsche Bank AG	3/22/41	USD	2,400	30,950
4.28%(a)	3-month LIBOR	Credit Suisse International	4/04/41	USD	900	(410)

Total	$ (260,361)

(a)	Fund pays floating interest rate and receives fixed rate.
(b)	Fund pays fixed interest rate and receives floating rate.

•	Total return swaps outstanding as of March 31, 2011 were as follows:

Interest Payable Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
6.50%	Barclays Bank Plc	1/12/38	USD	4,031	$ (21,784)[1]
6.50%	Citibank, N.A.	1/12/38	USD	4,031	18,191[1]
6.50%	Credit Suisse International	1/12/38	USD	3,165	27,280[1]
6.50%	Goldman Sachs Bank USA	1/12/38	USD	4,997	(5,812)[1]
6.50%	JPMorgan Chase Bank, N.A.	1/12/38	USD	8,161	(161,331)[1]
6.50%	Morgan Stanley Capital Services, Inc.	1/12/38	USD	6,296	48,370[1]
6.50%	Royal Bank of Scotland Plc	1/12/38	USD	6,296	29,118[1]

Total	$ (65,968)

[1]	Based on the change in the return of the Markit IOS Index referencing the interest component of the 6.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$8,905,832	$852	$8,906,684
Corporate Bonds	–	1,267,605	–	1,267,605
Foreign Agency Obligations	–	4,947,037	–	4,947,037
Non-Agency Mortgage-Backed Securities	–	13,246,828	–	13,246,828
Project Loans	–	–	211,235	211,235
U.S. Government Sponsored Agency Securities	–	1,220,691,899	–	1,220,691,899
U.S. Treasury Obligations	–	164,592,151	–	164,592,151
Short-Term Securities.	$47,456,318	–	–	47,456,318
Liabilities:
Investments in Securities:
TBA Sale Commitments.	–	(925,068,091)	–	(925,068,091)

Total	$47,456,318	$488,583,261	$212,087	$536,251,666

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	–	$1,004,759	–	$1,004,759
Interest rate contracts	$801,154	11,221,633	–	12,022,787
Liabilities:
Foreign currency exchange contracts	–	(1,317,063)	–	(1,317,063)
Interest rate contracts	(448,060)	(14,252,720)	–	(14,700,780)

Total	$353,094	$(3,343,391)	–	$(2,990,297)

[1]

Derivative financial instruments are options purchased, options written, foreign currency exchange contracts, financial futures contracts and swaps. Foreign currency exchange contracts, financial futures contracts and swaps are valued at the unrealized appreciation/depreciation on the instrument and options purchased and options written are shown at value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	53

Schedule of Investments March 31, 2011 (Unaudited)	BlackRock Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
321 Henderson Receivables I LLC:
Series 2010-1A, Class B, 9.31%,
7/15/61 (a)	USD	1,000	$1,057,674
Series 2010-2A, Class A, 4.07%,
1/15/28 (a)		479	465,028
Countrywide Asset-Backed Certificates:
Series 2006-11, Class 1AF2, 5.94%,
9/25/46 (b)		722	592,938
Series 2006-13, Class 3AV2, 0.40%,
1/25/37 (b)		548	388,278
Daimler Chrysler Auto Trust, Series 2007-A,
Class A4, 5.28%, 3/08/13		204	207,793
Ford Credit Auto Lease Trust, Series 2010-A,
Class A2, 1.04%, 3/15/13 (a)		347	346,982
Ford Credit Auto Owner Trust, Series 2008-A,
Class A3A, 3.96%, 4/15/12		45	44,843
Harley-Davidson Motorcycle Trust,
Series 2009-4, Class A3, 1.87%, 2/15/14		1,050	1,058,359
Honda Auto Receivables Owner Trust,
Series 2009-3, Class A3, 2.31%, 5/15/13		194	196,086
Nissan Auto Receivables Owner Trust,
Series 2009-1, Class A3, 5.00%, 9/15/14		886	906,512
Scholar Funding Trust, Series 2011-A, Class A,
1.21%, 10/28/43 (a)(b)		730	710,728
SLM Student Loan Trust:
Series 2008-5, Class A3, 1.60%,
1/25/18 (b)		180	184,971
Series 2010-1, Class A, 0.65%,
3/25/25 (b)		473	473,631
Small Business Administration,
Series 2002-P10B, Class 1, 5.20%,
8/10/12		18	18,359

Total Asset-Backed Securities – 2.9%			6,652,182

Corporate Bonds
Aerospace & Defense – 0.9%
BAE Systems Holdings, Inc., 5.20%, 8/15/15 (a)		46	49,251
Bombardier, Inc., 7.75%, 3/15/20 (a)		370	401,913
Honeywell, Inc., 6.63%, 6/15/28		78	92,000
Huntington Ingalls Industries, Inc., 6.88%, 3/15/18 (a)		575	600,156
L-3 Communications Corp., Series B, 6.38%, 10/15/15		5	5,150
United Technologies Corp.:
6.70%, 8/01/28		148	176,594
6.13%, 7/15/38		700	787,897

			2,112,961

Airlines – 0.2%
Continental Airlines, Inc., 7.25%, 11/10/19		376	406,414

Beverages – 0.2%
Anheuser-Busch InBev Worldwide, Inc., 8.20%, 1/15/39		350	476,167

Capital Markets – 1.7%
Credit Suisse AG, 5.40%, 1/14/20		348	351,472
The Goldman Sachs Group, Inc.:
5.25%, 10/15/13		210	225,507
6.15%, 4/01/18		442	479,206
6.75%, 10/01/37		1,347	1,358,623
Lehman Brothers Holdings, Inc., 6.88%, 7/17/37 (c)(d)		203	20
Morgan Stanley, 7.30%, 5/13/19		270	303,685
Nomura Holdings, Inc., 4.13%, 1/19/16		700	692,593
State Street Corp., 4.96%, 3/15/18		550	566,753

			3,977,859

Chemicals – 0.3%
CF Industries, Inc., 6.88%, 5/01/18		406	455,735
The Dow Chemical Co., 9.40%, 5/15/39		203	301,427

			757,162

Commercial Banks – 3.1%
Amsouth Bank, 5.20%, 4/01/15		550	544,500
Bank of Scotland Plc, 5.00%, 11/21/11 (a)		365	373,317
Barclays Bank Plc, 5.14%, 10/14/20 (e)		1,075	1,017,292
HSBC Bank USA, N.A.:
4.88%, 8/24/20		534	522,757
5.88%, 11/01/34		250	244,656
HSBC Holdings Plc:
5.10%, 4/05/21		850	854,361
6.50%, 5/02/36		300	307,077
6.50%, 9/15/37		875	892,278
Itau Unibanco Holding SA/Cayman Island,
5.75%, 1/22/21 (a)		600	594,457
Lloyds TSB Bank Plc, 5.80%, 1/13/20 (a)		675	675,666
Nordea Bank AB, 4.88%, 1/27/20 (a)		700	716,114
Wachovia Bank N.A., 6.60%, 1/15/38		446	501,007

			7,243,482

Communications Equipment – 0.2%
Brocade Communications Systems, Inc., 6.88%, 1/15/20		370	399,600

Consumer Finance – 0.6%
Discover Bank, 8.70%, 11/18/19		500	599,031
SLM Corp.:
5.40%, 10/25/11		56	57,136
5.13%, 8/27/12		93	95,979
6.25%, 1/25/16		575	599,437

			1,351,583

Containers & Packaging – 0.4%
Ball Corp., 6.75%, 9/15/20		461	481,745
Bemis Co., Inc., 6.80%, 8/01/19		461	523,944

			1,005,689

Diversified Financial Services – 5.1%
AngloGold Ashanti Holdings Plc, 6.50%, 4/15/40		638	638,977
Bank of America Corp.:
7.38%, 5/15/14		410	463,023
3.63%, 3/17/16		575	566,903
6.00%, 9/01/17		990	1,061,080
5.75%, 12/01/17		730	769,136
Citigroup, Inc.:
5.30%, 10/17/12		129	136,124
8.13%, 7/15/39		708	887,488
ConocoPhillips Canada Funding Co. I, 5.95%, 10/15/36		1,180	1,240,674
Crown Castle Towers LLC, 6.11%, 1/15/20 (a)		850	921,275
FMR LLC, 6.45%, 11/15/39 (a)		369	363,287
General Electric Capital Corp.:
5.88%, 2/15/12		534	558,710
5.88%, 1/14/38		1,692	1,670,468

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Financial Services (concluded)
Hutchison Whampoa International Ltd., 5.75%, 9/11/19 (a)	USD	600	$645,416
Iberdrola Finance Ireland Ltd., 5.00%, 9/11/19 (a)		627	610,000
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.75%, 1/15/16		442	454,155
JPMorgan Chase & Co., 5.50%, 10/15/40		523	511,051
JPMorgan Chase Bank, N.A., 6.00%, 7/05/17		387	425,070

			11,922,837

Diversified Telecommunication Services – 3.6%
American Tower Corp., 4.50%, 1/15/18		850	834,772
AT&T Inc.:
6.50%, 9/01/37		609	631,090
6.30%, 1/15/38		785	791,202
6.40%, 5/15/38		628	641,171
BellSouth Corp., 6.88%, 10/15/31		325	353,533
Embarq Corp., 8.00%, 6/01/36		295	332,583
Frontier Communications Corp., 8.50%, 4/15/20		216	234,090
Qwest Communications International, Inc.,
7.50%, 2/15/14		41	41,666
Qwest Corp.:
3.56%, 6/15/13 (b)		23	23,977
6.88%, 9/15/33		350	350,438
Telecom Italia Capital SA:
6.00%, 9/30/34		232	209,927
7.20%, 7/18/36		222	222,790
Telefonica Emisiones SAU:
6.42%, 6/20/16		56	62,227
5.46%, 2/16/21		120	121,525
7.05%, 6/20/36		940	1,019,229
Verizon Communications, Inc.:
6.25%, 4/01/37		167	170,948
6.40%, 2/15/38		628	657,973
8.95%, 3/01/39		884	1,204,949
7.35%, 4/01/39		425	495,372
Windstream Corp., 8.13%, 8/01/13		27	29,632

			8,429,094

Electric Utilities – 5.3%
Alabama Power Co.:
5.65%, 3/15/35		185	181,004
6.00%, 3/01/39		534	578,425
American Transmission Systems, Inc., 5.25%, 1/15/22 (a)		608	631,597
Carolina Power & Light Co., 6.30%, 4/01/38		222	249,941
Columbus Southern Power Co., 6.60%, 3/01/33		321	360,417
Duke Energy Carolinas LLC:
6.10%, 6/01/37		350	374,451
6.00%, 1/15/38		406	439,151
E.ON International Finance BV, 6.65%, 4/30/38 (a)		663	762,667
Florida Power & Light Co.:
4.95%, 6/01/35		34	32,086
5.85%, 5/01/37		295	314,387
5.95%, 2/01/38		733	788,838
Florida Power Corp.:
6.35%, 9/15/37		112	125,216
6.40%, 6/15/38		867	973,954
Massachusetts Electric Co., 5.90%, 11/15/39 (a)		302	314,032
MidAmerican Energy Co., 5.80%, 10/15/36		1,068	1,108,958
MidAmerican Energy Holdings Co.:
6.13%, 4/01/36		296	313,958
5.95%, 5/15/37		867	894,043
6.50%, 9/15/37		148	163,676
Niagara Mohawk Power Corp., 4.88%, 8/15/19 (a)		350	367,356
Public Service Co. of Colorado, 6.25%, 9/01/37		866	973,103
Southern California Edison Co., 5.95%, 2/01/38		663	712,521
The Toledo Edison Co.:
7.25%, 5/01/20		315	372,379
6.15%, 5/15/37		56	57,486
Virginia Electric & Power Co.:
6.00%, 5/15/37		737	791,122
8.88%, 11/15/38		350	507,624

			12,388,392

Energy Equipment & Services – 1.0%
Baker Hughes, Inc.:
6.88%, 1/15/29		534	621,892
5.13%, 9/15/40		241	228,557
Ensco Plc, 4.70%, 3/15/21		965	957,865
Halliburton Co., 7.45%, 9/15/39		370	467,435

			2,275,749

Food & Staples Retailing – 1.7%
CVS Caremark Corp., 6.25%, 6/01/27 (e)		834	913,486
Tesco Plc, 6.15%, 11/15/37 (a)		525	574,860
Wal-Mart Stores, Inc.:
6.50%, 8/15/37		277	315,290
6.20%, 4/15/38		1,897	2,082,684

			3,886,320

Food Products – 1.3%
HJ Heinz Finance Co., 7.13%, 8/01/39 (a)		719	854,049
Kraft Foods, Inc.:
6.50%, 11/01/31		424	465,848
6.88%, 2/01/38		958	1,062,114
6.50%, 2/09/40		521	556,473

			2,938,484

Health Care Equipment & Supplies – 0.8%
CareFusion Corp., 6.38%, 8/01/19		419	468,375
Covidien International Finance SA, 6.55%, 10/15/37		1,197	1,362,533

			1,830,908

Health Care Providers & Services – 0.3%
HCA, Inc., 7.25%, 9/15/20		491	525,370
UnitedHealth Group, Inc.:
5.80%, 3/15/36		52	51,659
5.70%, 10/15/40		4	3,900
WellPoint, Inc., 6.38%, 6/15/37		203	218,315

			799,244

Hotels, Restaurants & Leisure – 0.4%
Yum! Brands, Inc.:
5.30%, 9/15/19		442	468,833
6.88%, 11/15/37		315	350,931

			819,764

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	55

Schedule of Investments (continued)	BlackRock Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Independent Power Producers & Energy Traders – 0.3%
Constellation Energy Group, Inc., 7.60%, 4/01/32	USD	700	$794,674

Insurance – 3.3%
American International Group, Inc., 6.40%, 12/15/20		340	362,880
The Dai-ichi Life Insurance Co. Ltd., 7.25%		750	741,416
Hartford Life Global Funding Trusts, 0.49%, 6/16/14 (b)		682	663,663
International Lease Finance Corp., 8.25%, 12/15/20		241	264,196
Lincoln National Corp.:
6.30%, 10/09/37		57	59,488
7.00%, 6/15/40		354	404,067
Massachusetts Mutual Life Insurance Co.,
8.88%, 6/01/39 (a)		406	555,229
MetLife, Inc., 4.75%, 2/08/21		500	501,140
Metropolitan Life Global Funding I, 2.00%, 1/10/14 (a)		1,405	1,397,087
Pacific Life Insurance Co., 9.25%, 6/15/39 (a)		424	557,323
Prudential Financial, Inc., 6.63%, 12/01/37		1,304	1,417,109
Teachers Insurance & Annuity Association of
America, 6.85%, 12/16/39 (a)		554	624,650

			7,548,248

IT Services – 0.2%
International Business Machines Corp., 5.60%, 11/30/39		457	477,746

Media – 6.0%
Comcast Corp.:
7.05%, 3/15/33		19	21,221
6.50%, 11/15/35		15	15,528
6.95%, 8/15/37		1,339	1,457,748
6.40%, 5/15/38		922	938,907
COX Communications, Inc.:
6.95%, 6/01/38 (a)		296	324,122
8.38%, 3/01/39 (a)		818	1,038,330
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
5.00%, 3/01/21		675	677,376
6.00%, 8/15/40		406	388,817
Discovery Communications LLC, 6.35%, 6/01/40		351	364,323
Grupo Televisa SA, 6.63%, 1/15/40		609	645,253
NBCUniversal Media LLC, 5.95%, 4/01/41 (a)		1,104	1,057,927
News America, Inc.:
7.63%, 11/30/28		48	54,954
6.40%, 12/15/35		355	365,241
8.15%, 10/17/36		34	41,215
6.65%, 11/15/37		1,260	1,321,482
6.15%, 2/15/41 (a)		275	272,702
Shaw Communications, Inc.:
5.65%, 10/01/19	CAD	498	526,991
6.75%, 11/09/39		498	497,476
TCI Communications, Inc., 8.75%, 8/01/15	USD	74	89,804
Thomson Reuters Corp., 5.85%, 4/15/40		387	402,612
Time Warner Cable, Inc.:
5.00%, 2/01/20		315	318,473
6.55%, 5/01/37		958	975,068
7.30%, 7/01/38		222	245,788
Time Warner Cos., Inc.:
7.57%, 2/01/24		12	14,319
6.95%, 1/15/28		406	444,668
Time Warner Entertainment Co. LP, 8.38%, 3/15/23		19	23,426
Time Warner, Inc.:
7.63%, 4/15/31		12	13,843
7.70%, 5/01/32		571	665,876
6.50%, 11/15/36		442	454,382
6.10%, 7/15/40		332	324,959

			13,982,831

Metals & Mining – 1.2%
Anglo American Capital Plc, 9.38%, 4/08/19 (a)		585	779,464
Barrick North America Finance LLC, 7.50%, 9/15/38		406	498,603
Rio Tinto Finance USA Ltd.:
9.00%, 5/01/19		170	223,400
7.13%, 7/15/28		140	168,880
Southern Copper Corp., 6.75%, 4/16/40		516	518,672
Teck Resources Ltd., 6.00%, 8/15/40		480	483,403

			2,672,422

Multiline Retail – 0.3%
Target Corp.:
6.50%, 10/15/37		150	168,636
7.00%, 1/15/38		525	619,881

			788,517

Multi-Utilities – 0.1%
Sempra Energy, 6.00%, 10/15/39		277	282,028

Oil, Gas & Consumable Fuels – 6.4%
Anadarko Petroleum Corp., 6.45%, 9/15/36		1,161	1,159,501
Apache Corp., 5.10%, 9/01/40		222	206,375
Arch Western Finance LLC, 6.75%, 7/01/13		21	21,210
Canadian Natural Resources Ltd.:
6.25%, 3/15/38		619	666,639
6.75%, 2/01/39		435	495,775
Cenovus Energy, Inc., 6.75%, 11/15/39		730	815,402
Chesapeake Energy Corp.:
6.63%, 8/15/20		332	353,580
6.13%, 2/15/21		475	490,438
ConocoPhillips, 5.90%, 10/15/32		590	631,178
DCP Midstream LLC, 5.35%, 3/15/20 (a)		516	536,274
El Paso Natural Gas Co., 8.63%, 1/15/22		590	743,638
EnCana Corp.:
6.30%, 11/01/11		52	53,671
6.63%, 8/15/37		85	91,769
Enterprise Products Operating LLC:
5.25%, 1/31/20		847	879,021
6.45%, 9/01/40		700	727,367
Kinder Morgan Energy Partners LP:
6.50%, 9/01/39		866	887,544
6.38%, 3/01/41		650	655,611
Marathon Petroleum Corp.:
5.13%, 3/01/21 (a)		450	453,592
6.50%, 3/01/41 (a)		329	332,409
MEG Energy Corp., 6.50%, 3/15/21 (a)		490	497,963
Nexen, Inc., 7.50%, 7/30/39		200	225,205
ONEOK Partners LP, 6.65%, 10/01/36		203	215,489
Overseas Shipholding Group, Inc., 7.50%, 2/15/24		12	10,290
SandRidge Energy, Inc., 7.50%, 3/15/21 (a)		475	492,813
Shell International Finance BV, 6.38%, 12/15/38		527	595,559
Statoil ASA, 5.25%, 4/15/19		608	663,927
Tennessee Gas Pipeline Co., 7.00%, 10/15/28		12	13,334

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
TransCanada PipeLines Ltd., 7.63%, 1/15/39	USD	590	$731,144
Transocean, Inc., 6.80%, 3/15/38		271	284,893
Valero Energy Corp., 6.63%, 6/15/37		401	404,190
Williams Partners LP:
5.25%, 3/15/20		442	461,082
6.30%, 4/15/40		129	133,960

			14,930,843

Paper & Forest Products – 0.7%
International Paper Co.:
7.95%, 6/15/18		348	418,670
7.50%, 8/15/21		977	1,146,589

			1,565,259

Pharmaceuticals – 2.1%
Bristol-Myers Squibb Co., 6.13%, 5/01/38		22	24,799
GlaxoSmithKline Capital, Inc., 6.38%, 5/15/38		738	831,776
Merck & Co, Inc., 6.55%, 9/15/37		958	1,132,153
Roche Holdings, Inc., 7.00%, 3/01/39 (a)		425	517,477
Teva Pharmaceutical Finance Co. LLC, 6.15%, 2/01/36 Wyeth:		867	945,466
6.00%, 2/15/36		148	159,000
5.95%, 4/01/37		1,216	1,299,968

			4,910,639

Real Estate Investment Trusts (REITs) – 0.2%
HCP, Inc., 6.75%, 2/01/41		450	464,862

Software – 0.7%
Oracle Corp.:
5.75%, 4/15/18		258	288,904
6.13%, 7/08/39		296	316,136
5.38%, 7/15/40 (a)		1,040	1,012,249

			1,617,289

Specialty Retail – 0.5%
Best Buy Co., Inc., 5.50%, 3/15/21		450	441,545
The Home Depot, Inc.:
5.88%, 12/16/36		351	348,892
5.40%, 9/15/40		277	257,388

			1,047,825

Tobacco – 0.4%
Altria Group, Inc., 9.95%, 11/10/38		606	845,246
Philip Morris International, Inc., 6.38%, 5/16/38		38	42,712

			887,958

Wireless Telecommunication Services – 1.5%
Alltel Corp., 7.88%, 7/01/32		792	1,023,727
America Movil SAB de CV:
5.00%, 10/16/19		350	360,428
6.13%, 11/15/37		554	580,619
Rogers Communications, Inc.:
7.50%, 3/15/15		19	22,429
7.50%, 8/15/38		315	387,574
SBA Tower Trust, 4.25%, 4/15/15 (a)		663	690,858
Vodafone Group Plc, 6.15%, 2/27/37		376	400,959

			3,466,594

Total Corporate Bonds – 51.0%			118,459,444

Foreign Agency Obligations
CDP Financial, Inc., 4.40%, 11/25/19 (a)		950	958,526
EDF SA, 5.60%, 1/27/40 (a)		414	412,905
Petrobras International Finance Co.:
3.88%, 1/27/16		2,000	2,013,370
6.88%, 1/20/40		1,381	1,446,187

Total Foreign Agency Obligations – 2.1%			4,830,988

Foreign Government Obligations
Brazil – 0.6%
Federative Republic of Brazil, 7.13%, 1/20/37		1,151	1,361,057

Indonesia – 0.3%
Republic of Indonesia, 5.88%, 3/13/20 (a)		525	559,781

Israel – 0.1%
AID-Israel, 5.50%, 9/18/23		240	269,166

Mexico – 0.3%
United Mexican States:
5.13%, 1/15/20		330	345,180
6.05%, 1/11/40		376	387,280

			732,460

Peru – 0.1%
Republic of Peru, 5.63%, 11/18/50		325	294,125

South Africa – 0.2%
South Africa Government International Bond, 6.25%, 3/08/41		510	525,616

Total Foreign Government Obligations – 1.6%			3,742,205

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations – 1.4%
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR1, Class 1A1, 2.65%,
10/25/35 (b)		879	752,195
Countrywide Alternative Loan Trust,
Series 2005-21CB, Class A17, 6.00%,
6/25/35		355	330,234
Credit Suisse Mortgage Capital Certificates:
Series 2009-13R, Class 3A1, 5.37%,
11/26/36 (a)(b)		347	325,864
Series 2009-16R, Class 2A1, 5.28%,
1/26/37 (a)(b)		621	621,111
GSR Mortgage Loan Trust, Series 2005-AR4,
Class 6A1, 5.25%,		284	281,850
7/25/35 (b)
Homebanc Mortgage Trust, Series 2006-2,
Class A1, 0.43%,		166	127,676
12/25/36 (b)
Structured Asset Securities Corp.,
Series 2005-5, Class 2A4, 5.50%,		813	791,013

4/25/35
			3,229,943

Commercial Mortgage-Backed Securities – 2.6%
Banc of America Commercial Mortgage, Inc.:
Series 2002-2, Class A3, 5.12%,
7/11/43		200	204,161
Series 2002-PB2, Class A4, 6.19%,
1/11/12		195	200,185
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD3, Class A2, 5.56%,
10/15/48		1,634	1,683,455
Commercial Mortgage Pass-Through Certificates,
Series 2005-C6, Class A2, 5.00%,
6/10/44		104	106,662

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	57

Schedule of Investments (continued)	BlackRock Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2001-CKN5, Class A4, 5.44%,
9/15/34	USD	575	$578,313
Series 2002-CP5, Class A2, 4.94%,
12/15/35		280	292,089
First Union National Bank Commercial Mortgage,
Series 2001-C4, Class A2, 6.22%,
12/12/33		236	239,305
GE Capital Commercial Mortgage Corp.,
Series 2005-C1, Class A3, 4.58%,
6/10/48		180	184,683
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG3, Class AAB, 4.62%,
8/10/42		161	166,618
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2002-C2, Class A2,5.05%,
12/12/34		1,280	1,334,598
LB-UBS Commercial Mortgage Trust,
Series 2005-C5, Class A2, 4.89%,
9/15/30		757	759,561
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C17, Class A2, 4.78%,
3/15/42		408	407,895

			6,157,525

Total Non-Agency Mortgage-Backed Securities – 4.0%			9,387,468

Preferred Securities
Capital Trusts
Capital Markets – 0.2%
Credit Suisse AG/Guernsey,
5.86% (b)(f)		118	114,460
Lehman Brothers Holdings Capital Trust VII,
5.86% (c)(d)(f)		15	2
State Street Capital Trust IV,
1.31%, 6/15/37 (b)		540	445,579

			560,041

Commercial Banks – 0.5%
Royal Bank of Scotland Group Plc,
7.64% (f)		800	636,000
USB Capital XIII Trust,
6.63%, 12/15/39		516	540,185

			1,176,185

Consumer Finance – 0.3%
Capital One Capital V,
10.25%, 8/15/39		667	723,695

Diversified Financial Services – 0.9%
JPMorgan Chase & Co.,
7.90% (b)(f)		314	343,551
JPMorgan Chase Capital XXII,
1.25%, 2/02/37		525	436,449
JPMorgan Chase Capital XXV,
6.80%, 10/01/37		833	837,277
ZFS Finance USA Trust V,
6.50%, 5/09/37 (a)(b)		370	370,925

			1,988,202

Insurance – 1.6%
The Allstate Corp.,
6.50%, 5/15/57 (b)		663	673,774
American General Capital II,
8.50%, 7/01/30		100	109,000
American General Institutional Capital A,
7.57%, 12/01/45 (a)		400	409,000
Chubb Corp.,
6.38%, 3/29/67 (b)		56	58,940
Lincoln National Corp.,
7.00%, 5/17/66 (b)		628	623,290
6.05%, 4/20/67 (b)		236	220,660
MetLife, Inc.,
6.40%, 12/15/36		1,142	1,099,860
New York Life Insurance Co.,
6.75%, 11/15/39 (a)		461	528,778
Reinsurance Group of America, Inc.,
6.75%, 12/15/65 (b)		37	36,154

			3,759,456

Total Preferred Securities – 3.5%			8,207,579

Taxable Municipal Bonds
Belvoir Land LLC, Series A-1, 5.27%, 12/15/47 (a)		19	15,558
Chicago Transit Authority RB, 6.20%, 12/01/40		390	346,223
City of Chicago, IL RB, 6.74%, 11/01/40		875	894,460
City of New York GO, 5.85%, 6/01/40		370	363,159
Dallas Area Rapid Transit RB, 6.00%, 12/01/44		240	247,397
Los Angeles Department of Airports RB, 6.58%, 5/15/39		520	514,748
Los Angeles Department of Water & Power RB:
5.72%, 7/01/39		755	701,750
6.57%, 7/01/45		780	807,526
Metropolitan Transportation Authority, New York RB:
7.34%, 11/15/39		925	1,048,552
6.69%, 11/15/40		700	716,107
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57		1,197	1,138,335
New Jersey State Turnpike Authority RB, 7.41%, 1/01/40		371	415,346
New Jersey Transportation Trust Fund Authority
RB, 5.75%, 12/15/28		130	126,528
New York City Municipal Water Finance Authority
RB, 5.72%, 6/15/42		500	493,790
New York State Dormitory Authority RB, Series F, 5.63%, 3/15/39		500	489,545
Port Authority of New York & New Jersey RB, 5.65%, 11/01/40		430	413,677
Salt River Project Agricultural Improvement &
Power District RB, 4.84%, 1/01/41		500	451,155
State of California GO:
7.55%, 4/01/39		1,330	1,452,360
7.30%, 10/01/39		215	228,175
State of Illinois GO:
5.10%, 6/01/33		520	420,592
6.73%, 4/01/35		575	550,321
University of California RB, 6.55%, 5/15/48		500	494,010

Total Taxable Municipal Bonds – 5.3%			12,329,314

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value
Agency Obligations – 3.0%
Fannie Mae:
4.59%, 10/09/19 (g)(h)	USD	3,385	$2,299,684
7.13%, 1/15/30 (e)		1,985	2,620,381
7.25%, 5/15/30		266	359,282
5.63%, 7/15/37		369	413,398
Federal Home Loan Bank, 5.25%, 12/09/22 Small Business Administration Participation Certificates, Series 2004-P10A, Class 1,		245	268,881
4.50%, 2/01/14		32	32,920
Tennessee Valley Authority, 5.25%, 9/15/39		823	863,156

			6,857,702

Collateralized Mortgage Obligations – 0.1%
Fannie Mae:
Series 2003-49, Class YD, 5.50%,
6/25/23		225	242,989
Series 2005-80, Class PB, 5.50%,
4/25/30		9	9,054

			252,043
Mortgage-Backed Securities – 5.4%
Fannie Mae Mortgage-Backed Securities:
7.00%, 1/01/31		6	7,376
2.57%, 1/01/35 (b)		103	107,777
2.48%, 2/01/35 (b)		443	462,295
4.50%, 4/01/41 (i)		11,300	11,458,906
5.00%, 4/01/41 (i)		100	104,250
5.50%, 4/01/41 (i)		100	106,656
6.00%, 4/01/41 (i)		100	108,750
Freddie Mac Mortgage-Backed Securities,
7.00%, 12/01/29-4/01/32		15	17,579
Ginnie Mae Mortgage-Backed Securities:
7.00%, 9/15/31-5/15/32 (e)		29	33,215
5.50%, 4/15/33-8/15/33		39	43,026
1.88%, 5/20/34 (b)		92	94,553

			12,544,383

Total U.S. Government Sponsored Agency Securities – 8.5%			19,654,128

U.S. Treasury Obligations
U.S. Treasury Bonds:
7.25%, 8/15/22		3,285	4,387,528
6.13%, 11/15/27		10,450	12,909,010
5.25%, 2/15/29		5,063	5,702,542
4.50%, 2/15/36		6,647	6,711,093
3.50%, 2/15/39		496	415,530
4.38%, 11/15/39		2,817	2,755,915
3.88%, 8/15/40 (j)		10,567	9,455,548
4.25%, 11/15/40		3,275	3,132,230
4.75%, 2/15/41		900	935,437
U.S. Treasury Inflation Indexed Bonds, 2.13%,
2/15/40-2/15/41		1,162	1,232,357
U.S. Treasury Notes:
1.75%, 7/31/15 (g)		2,628	2,608,091
3.63%, 2/15/21		5,155	5,228,299
U.S. Treasury Strips,
0.00%, 11/15/27-11/15/39		19,975	6,936,236

Total U.S. Treasury Obligations – 26.8%			62,409,816

Total Long-Term Investments (Cost – $239,710,671) – 105.7%			245,673,124

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (k)(l)		3,485,560	3,485,560

Total Short-Term Securities (Cost – $3,485,560) – 1.5%			3,485,560

Options Purchased	Contracts
Exchange-Traded Put Options Purchased – 0.1%
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 98, Expires 9/16/11		146	76,650
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 98.25, Expires 9/16/11		151	109,475

			186,125

	Notional Amount (000)
Over-the-Counter Call Swaptions Purchased – 0.9%
Receive a fixed rate of 1.758% and pay a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG	USD	13,600	85,341
Receive a fixed rate of 3.115% and pay a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG		1,900	12,469
Receive a fixed rate of 3.630% and pay a floating rate based on 3-month LIBOR, Expires 12/02/11, Broker Deutsche Bank AG		2,000	39,586
Receive a fixed rate of 3.703% and pay a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International		6,400	150,219
Receive a fixed rate of 3.715% and pay a floating rate based on 3-month LIBOR, Expires 8/06/12, Broker Deutsche Bank AG		7,700	184,119
Receive a fixed rate of 3.760% and pay a floating rate based on 3-month LIBOR, Expires 9/26/11, Broker Royal Bank of Scotland Plc		3,000	72,236
Receive a fixed rate of 4.040% and pay a floating rate based on 3-month LIBOR, Expires 5/06/11, Broker Royal Bank of Scotland Plc		10,000	388,901
Receive a fixed rate of 4.215% and pay a floating rate based on 3-month LIBOR, Expires 4/28/11, Broker Credit Suisse International		4,100	219,353
Receive a fixed rate of 4.290% and pay a floating rate based on 3-month LIBOR, Expires 2/06/12, Broker UBS AG		1,400	69,001
Receive a fixed rate of 4.330% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker UBS AG		1,400	72,037
Receive a fixed rate of 4.388% and pay a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank, N.A.		1,700	89,145

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	59

Schedule of Investments (continued)	BlackRock Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Options Purchased	Notional Amount (000)		Value
Over-the-Counter Call Swaptions Purchased (concluded)
Receive a fixed rate of 5.200% and pay a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker Citibank, N.A.	USD	6,900	$500,671
Receive a fixed rate of 5.860% and pay a floating rate based on 3-month LIBOR, Expires 8/15/11, Broker JPMorgan Chase Bank, N.A.		1,000	180,559

			2,063,637

Over-the-Counter Put Swaptions Purchased – 0.8%
Pay a fixed rate of 1.758% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		13,600	110,498
Pay a fixed rate of 2.500% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		5,000	20,441
Pay a fixed rate of 3.115% and receive a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG		1,900	132,867
Pay a fixed rate of 3.630% and receive a floating rate based on 3-month LIBOR, Expires 12/02/11, Broker Deutsche Bank AG		2,000	85,253
Pay a fixed rate of 3.703% and receive a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International		6,400	424,838
Pay a fixed rate of 3.715% and receive a floating rate based on 3-month LIBOR, Expires 8/06/12, Broker Deutsche Bank AG		7,700	507,142
Pay a fixed rate of 3.760% and receive a floating rate based on 3-month LIBOR, Expires 9/26/11, Broker Royal Bank of Scotland Plc		3,000	83,443
Pay a fixed rate of 4.040% and receive a floating rate based on 3-month LIBOR, Expires 5/06/11, Broker Royal Bank of Scotland Plc		10,000	15,081
Pay a fixed rate of 4.215% and receive a floating rate based on 3-month LIBOR, Expires 4/28/11, Broker Credit Suisse International		4,100	1,121
Pay a fixed rate of 4.290% and receive a floating rate based on 3-month LIBOR, Expires 2/06/12, Broker UBS AG		1,400	33,705
Pay a fixed rate of 4.330% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker UBS AG		1,400	32,216
Pay a fixed rate of 4.388% and receive a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank, N.A.		1,700	50,283
Pay a fixed rate of 5.200% and receive a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker Citibank, N.A.		6,900	395,793
Pay a fixed rate of 5.860% and receive a floating rate based on 3-month LIBOR, Expires 8/15/11, Broker JPMorgan Chase Bank, N.A.		1,000	113

			1,892,794

Total Options Purchased (Cost – $4,767,634) – 1.8%			4,142,556

Total Investments Before Options Written (Cost – $247,963,865*) – 109.0%			253,301,240

Options Written	Contracts
Exchange-Traded Put Options Written – 0.0%
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 97.75, Expires 9/16/11		151	(54,738)

	Notional Amount (000)
Over-the-Counter Call Swaptions Written – (1.2)%
Pay a fixed rate of 2.070% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker UBS AG	USD	7,000	(69,918)
Pay a fixed rate of 3.770% and receive a floating rate based on 3-month LIBOR, Expires 5/27/11, Broker Royal Bank of Scotland Plc		8,000	(167,099)
Pay a fixed rate of 3.773% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG		2,100	(53,894)
Pay a fixed rate of 3.825% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank, N.A.		1,400	(38,278)
Pay a fixed rate of 3.853% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG		2,200	(62,739)
Pay a fixed rate of 3.855% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker Deutsche Bank AG		2,900	(81,799)
Pay a fixed rate of 3.896% and receive a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker UBS AG		3,500	(106,268)
Pay a fixed rate of 4.015% and receive a floating rate based on 3-month LIBOR, Expires 3/26/12, Broker UBS AG		1,600	(56,454)
Pay a fixed rate of 4.020% and receive a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG		2,200	(78,512)
Pay a fixed rate of 4.030% and receive a floating rate based on 3-month LIBOR, Expires 12/06/12, Broker UBS AG		1,200	(40,881)
Pay a fixed rate of 4.060% and receive a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker BNP Paribas		2,600	(104,439)
Pay a fixed rate of 4.063% and receive a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker Royal Bank of Scotland Plc		5,000	(201,897)
Pay a fixed rate of 4.070% and receive a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker Deutsche Bank AG		5,000	(173,776)
Pay a fixed rate of 4.120% and receive a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker Bank of America, N.A.		2,000	(80,863)
Pay a fixed rate of 4.140% and receive a floating rate based on 3-month LIBOR, Expires 6/15/12, Broker Deutsche Bank AG		2,000	(79,570)
Pay a fixed rate of 4.495% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank, N.A.		3,000	(189,051)
Pay a fixed rate of 4.520% and receive a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG		1,500	(79,334)

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)		Value
Over-the-Counter Call Swaptions Written (concluded)
Pay a fixed rate of 5.000% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank, N.A.	USD	4,500	$(337,560)
Pay a fixed rate of 5.050% and receive a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker Citibank, N.A.		2,500	(308,491)
Pay a fixed rate of 5.070% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Deutsche Bank AG		2,200	(159,105)
Pay a fixed rate of 5.080% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Deutsche Bank AG		2,400	(174,676)

			(2,644,604)

Over-the-Counter Put Swaptions Written – (1.0)%
Receive a fixed rate of 2.070% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker UBS AG		7,000	(44,769)
Receive a fixed rate of 2.150% and pay a floating rate based on 3-month LIBOR, Expires 4/26/11, Broker Deutsche Bank AG		3,200	(53,159)
Receive a fixed rate of 3.770% and pay a floating rate based on 3-month LIBOR, Expires 5/27/11, Broker Royal Bank of Scotland Plc		8,000	(75,660)
Receive a fixed rate of 3.773% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG		2,100	(152,844)
Receive a fixed rate of 3.825% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank, N.A.		1,400	(48,530)
Receive a fixed rate of 3.853% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG		2,200	(73,658)
Receive a fixed rate of 3.855% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker Deutsche Bank AG		2,900	(199,072)
Receive a fixed rate of 3.896% and pay a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker UBS AG		3,500	(149,897)
Receive a fixed rate of 4.015% and pay a floating rate based on 3-month LIBOR, Expires 3/26/12, Broker UBS AG		1,600	(61,807)
Receive a fixed rate of 4.020% and pay a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG		2,200	(72,335)
Receive a fixed rate of 4.030% and pay a floating rate based on 3-month LIBOR, Expires 12/06/12, Broker UBS AG		1,200	(73,782)
Receive a fixed rate of 4.060% and pay a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker BNP Paribas		2,600	(5,036)
Receive a fixed rate of 4.063% and pay a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker Royal Bank of Scotland Plc		5,000	(9,147)
Receive a fixed rate of 4.070% and pay a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker Deutsche Bank AG		5,000	(372,473)
Receive a fixed rate of 4.120% and pay a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker Bank of America, N.A.		2,000	(58,490)
Receive a fixed rate of 4.140% and pay a floating rate based on 3-month LIBOR, Expires 6/15/12, Broker Deutsche Bank AG		2,000	(83,617)
Receive a fixed rate of 4.468% and pay a floating rate based on 3-month LIBOR, Expires 8/05/15, Broker JPMorgan Chase Bank, N.A.		5,900	(267,972)
Receive a fixed rate of 4.495% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank, N.A.		3,000	(41,644)
Receive a fixed rate of 4.520% and pay a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG		1,500	(71,741)
Receive a fixed rate of 5.000% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank, N.A.		4,500	(160,345)
Receive a fixed rate of 5.050% and pay a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker Citibank, N.A.		2,500	(12)
Receive a fixed rate of 5.070% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Deutsche Bank AG		2,200	(104,436)
Receive a fixed rate of 5.080% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Deutsche Bank AG		2,400	(113,200)

			(2,293,626)

Total Options Written (Premiums Received – $5,791,956) – (2.2)%			(4,992,968)

Total Investments Net of Options Written – 106.8%			248,308,272
Liabilities in Excess of Other Assets – (6.8)%			(15,885,323)

Net Assets – 100.0%			$232,422,949

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$248,567,196

Gross unrealized appreciation	$10,166,815
Gross unrealized depreciation	(5,432,771)

Net unrealized appreciation	$4,734,044

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Non-income producing security.
(d)	Issuer filed for bankruptcy and/or is in default of interest payments.
(e)	Security, or a portion thereof, has been pledged as collateral for swap contracts.
(f)	Security is perpetual in nature and has no stated maturity date.
(g)	All or a portion of security pledged as collateral in connection with open financial futures contracts.
(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(i)	Represents or includes a TBA transaction. Unsettled TBA transactions as of report date were as follows:

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	61

Schedule of Investments (continued)	BlackRock Long Duration Bond Portfolio

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
Goldman Sachs Bank USA	$11,565,563	$(87,875)
JPMorgan Chase Bank, N.A.	$104,250	$(172)
Morgan Stanley Capital Services, Inc.	$108,750	$297

(j)	All or a portion of security pledged as collateral for reverse repurchase agreements.
(k)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2010	Net Activity	Shares Held at March 31, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,515,742	1,969,818	3,485,560	$5	$4,261

(l)	Represents the current yield as of report date.

•	Reverse repurchase agreements outstanding as of March 31, 2011 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Deutsche Bank AG	0.22%	1/31/11	Open	$7,252,658	$7,250,000

•	Foreign currency exchange contracts as of March 31, 2011 were as follows:

Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Depreciation
USD 1,335,835	CAD	1,324,500	Citibank, N.A.	4/14/11	$(29,913)

•	Financial futures contracts purchased as of March 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
29	U.S. Treasury Notes (5 Year)	Chicago Board Options	June 2011	$3,386,883	$ (249)
142	U.S. Treasury Bonds (30 Year)	Chicago Board Options Chicago	June 2011	$17,066,625	43,505
178	Ultra Treasury Bonds	Board Options	June 2011	$21,994,125	63,892

Total					$107,148

•	Financial futures contracts sold as of March 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation
4	U.S. Treasury Notes (2 Year)	Chicago Board Options	June 2011	$872,500	$3,570
212	U.S. Treasury Notes (10 Year)	Chicago Board Options	June 2011	$25,234,625	87,093

Total					$90,663

•	Interest rate swaps outstanding as of March 31, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.60%(a)	3-month LIBOR	Citibank,N.A.	10/01/12	USD	11,200	$(14,769)
2.12%(a)	3-month LIBOR	Deutsche Bank AG	12/23/15	USD	4,700	14,221
2.33%(a)	3-month LIBOR	Deutsche Bank AG	3/29/16	USD	2,700	10,035
3.60%(b)	3-month LIBOR	Royal Bank of Scotland Plc	3/09/21	USD	1,300	8,464
3.47%(b)	3-month LIBOR	Deutsche Bank AG	3/23/21	USD	2,700	(16,707)
4.41%(a)	3-month LIBOR	Deutsche Bank AG	2/24/41	USD	500	(12,992)

Total						$(11,748)

(a)	Fund pays fixed interest rate and receives floating rate.
(b)	Fund pays floating interest rate and receives fixed rate.

•	Credit default swaps on traded indexes – buy protection outstanding as of March 31, 2011 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation
MCDX.NA
Series 15
Version 1	1.00%	Citibank, N.A.	12/20/15	USD	525	$(3,983)
MCDX.NA
Series 15
Version 1	1.00%	Citibank, N.A.	12/20/15	USD	650	(4,512)
MCDX.NA
Series 15
Version 1	1.00%	Deutsche Bank AG	12/20/15	USD	525	(4,169)

Total						$(12,664)

•	Credit default swaps on single-name issues – sold protection outstanding as of March 31, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date		Issuer Credit Rating[1]		Notional Amount (000)[2]		Unrealized Appreciation
MetLife, Inc.	5.00%		Deutsche Bank AG	6/20/15		A-	USD	575		$46,861

[1]	Using S&P’s rating.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (concluded)	BlackRock Long Duration Bond Portfolio

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following tables summarize the inputs used as of March 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$5,941,454	$710,728	$6,652,182
Corporate Bonds	–	118,459,444	–	118,459,444
Foreign Agency Obligations	–	4,830,988	–	4,830,988
Foreign Government Obligations	–	3,742,205	–	3,742,205
Non-Agency Mortgage-Backed Securities	–	8,440,493	946,975	9,387,468
Preferred Securities	–	8,207,579	–	8,207,579
Taxable Municipal Bonds	–	12,329,314	–	12,329,314
U.S. Government Sponsored Agency Securities	–	19,654,128	–	19,654,128
U.S. Treasury Obligations	–	62,409,816	–	62,409,816
Short-Term Securities	$3,485,560	–	–	3,485,560
Liabilities:
Investments in Securities:

Total	$3,485,560	$244,015,421	$1,657,703	$249,158,684

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$46,861	–	$46,861
Interest rate contracts	$384,185	3,989,151	–	4,373,336
Liabilities:
Credit contracts	–	(12,664)	–	(12,664)
Foreign currency exchange contracts	–	(29,913)	–	(29,913)
Interest rate contracts	(54,987)	(4,982,698)	–	(5,037,685)

Total	$329,198	$(989,263)	–	$(660,065)

[1]

Derivative financial instruments are options purchased, options written, foreign currency exchange contracts, financial futures contracts and swaps. Foreign currency exchange contracts, financial futures contracts and swaps are valued at the unrealized appreciation/depreciation on the instrument and options purchased and options written are shown at value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	63

Schedule of Investments March 31, 2011 (Unaudited)	BlackRock Managed Income Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
321 Henderson Receivables I LLC:
Series 2010-1A, Class A, 5.56%,
8/15/35 (a)	USD	1,767	$1,853,937
Series 2010-2A, Class A, 4.07%,
1/15/28 (a)		479	465,028
Series 2010-3A, Class A, 3.82%,
12/15/48 (a)		1,159	1,120,225
Ally Auto Receivables Trust:
Series 2010-5, Class B, 2.45%,
6/15/16 (a)		1,225	1,215,331
Series 2010-5, Class C, 2.90%,
5/15/17 (a)		955	956,474
AmeriCredit Automobile Receivables Trust:
Series 2010-4, Class B, 1.99%,
10/08/15		1,150	1,144,883
Series 2011-1, Class B, 2.19%, 2/08/16		1,255	1,255,915
Series 2011-1, Class C, 2.85%, 8/08/16		630	630,430
Ameriquest Mortgage Securities, Inc.,
Series 2004-R11, Class A1, 0.55%,
11/25/34 (b)		1,233	1,138,578
Capital One Multi-Asset Execution Trust:
Series 2006-A5, Class A5, 0.32%,
1/15/16 (b)		460	458,278
Series 2007-C2, Class C2, 0.56%,
11/17/14 (b)		1,320	1,311,926
Citibank Omni Master Trust:
Series 2009-A12, Class A12, 3.35%,
8/15/16 (a)		830	851,833
Series 2009-A14A, Class A14, 3.01%,
8/15/14 (a)(b)		970	1,027,230
Series 2009-A17, Class A17, 4.90%,
11/15/18 (a)		1,030	1,101,553
Series 2009-A8, Class A8, 2.36%,
5/16/16 (a)(b)		1,410	1,431,292
Conseco Financial Corp., Series 1996-7,
Class A6, 7.65%, 10/15/27 (b)		610	635,254
Countrywide Asset-Backed Certificates,
Series 2004-14, Class A4, 0.53%,
6/25/35 (b)		145	137,686
Credit Acceptance Auto Loan Trust,
Series 2010-1, Class A, 2.06%, 4/16/18 (a)		1,320	1,313,443
Ford Credit Floorplan Master Owner Trust,
Series 2009-2, Class A, 1.81%, 9/15/14 (b)		2,510	2,543,796
Globaldrive BV, Series 2008-2, Class A, 4.00%,
10/20/16	EUR	716	1,022,894
Home Equity Asset Trust, Series 2007-2,
Class 2A1, 0.36%, 7/25/37 (b)	USD	465	453,006
Lehman XS Trust, Series 2005-5N, Class 3A2,
0.61%, 11/25/35 (b)		1,580	655,244
Santander Consumer Acquired Receivables Trust:
Series 2011-S1A, Class B, 1.66%,
8/15/16 (a)		2,300	2,299,784
Series 2011-S1A, Class C, 2.01%,
8/15/16 (a)		770	769,973
Series 2011-WO, Class B, 2.32%,
4/15/15 (a)		2,325	2,327,325
Series 2011-WO, Class C, 3.19%,
10/15/15 (a)		770	777,700
Santander Drive Auto Receivables Trust:
Series 2010-3, Class B, 2.05%, 5/15/15		1,220	1,217,712
Series 2010-B, Class B, 2.10%,
9/15/14 (a)		940	941,022
Series 2010-B, Class C, 3.02%,
10/17/16 (a)		990	989,559
Series 2011-S1A, Class B, 1.48%,
7/15/13 (a)		739	738,890
Series 2011-S1A, Class D, 3.10%,
3/15/13 (a)		1,425	1,425,371
Scholar Funding Trust, Series 2011-A,
Class A, 1.21%, 10/28/43 (a)(b)		1,465	1,426,324
SLM Student Loan Trust:
Series 2003-B, Class A2, 0.71%,
3/15/22 (b)		873	832,385
Series 2004-B, Class A2, 0.51%,
6/15/21 (b)		702	671,597
Series 2008-5, Class A3, 1.60%,
1/25/18 (b)		2,410	2,476,550
Series 2008-5, Class A4, 2.00%,
7/25/23 (b)		4,810	5,028,906
Series 2010-C, Class A1, 1.91%,
12/15/17 (a)(b)		1,115	1,122,929
Structured Asset Receivables Trust Certificates,
Series 2003-2A, 1.99%, 1/21/11 (a)		1	1,265
Structured Asset Securities Corp.,
Series 2007-BC1, Class A2, 0.30%,
2/25/37 (b)		933	915,713
Structured Receivables Finance LLC,
Series 2010-B, Class A, 3.73%, 8/15/36 (a)		714	699,958

Total Asset-Backed Securities – 10.3%			47,387,199

Corporate Bonds
Auto Components – 0.1%
BorgWarner, Inc., 4.63%, 9/15/20		355	354,856

Beverages – 1.0%
Anheuser-Busch InBev Worldwide, Inc., 3.00%,
10/15/12		4,270	4,392,318

Capital Markets – 3.0%
Credit Suisse AG, 5.40%, 1/14/20		320	323,192
The Goldman Sachs Group, Inc.:
5.25%, 10/15/13		1,475	1,583,918
3.70%, 8/01/15		1,080	1,087,969
3.63%, 2/07/16		385	381,362
5.38%, 3/15/20		3,280	3,330,299
6.00%, 6/15/20		135	142,712
6.25%, 2/01/41		460	458,095
Lehman Brothers Holdings, Inc., 6.75%,
12/28/17 (c)(d)		2,275	227
Morgan Stanley:
2.81%, 5/14/13 (b)		1,070	1,107,710
4.20%, 11/20/14		913	942,584
4.00%, 7/24/15		540	548,791
6.25%, 8/28/17		340	369,541
5.63%, 9/23/19		925	944,735
UBS AG, 2.25%, 8/12/13		2,650	2,675,655

			13,896,790

Chemicals – 0.4%
The Dow Chemical Co., 4.25%, 11/15/20		2,085	1,991,244

Commercial Banks – 5.5%
Bank of Nova Scotia, 1.65%, 10/29/15 (a)		4,730	4,523,714
BNP Paribas Home Loan Covered Bonds SA,
2.20%, 11/02/15 (a)		3,175	3,051,194
Canadian Imperial Bank of Commerce, 2.75%,
1/27/16 (a)		1,990	1,992,543

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Managed Income Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Commercial Banks (concluded)
DnB NOR Boligkreditt:
2.10%, 10/14/15 (a)	USD	5,335	$5,163,426
2.90%, 3/29/16 (a)		3,310	3,290,074
Royal Bank of Canada, 3.13%, 4/14/15 (a)		5,120	5,249,500
Sparebank 1 Boligkreditt AS, 1.25%,
10/25/13 (a)		2,075	2,053,742

			25,324,193

Consumer Finance – 0.4%
Discover Bank, 8.70%, 11/18/19		968	1,159,725
SLM Corp., 6.25%, 1/25/16		877	914,273

			2,073,998

Diversified Financial Services – 3.8%
Bank of America Corp.:
3.63%, 3/17/16		385	379,578
5.63%, 7/01/20		725	744,340
BP Capital Markets Plc:
3.13%, 3/10/12		2,155	2,202,363
3.13%, 10/01/15		410	412,292
Cie de Financement Foncier, 2.25%,
3/07/14 (a)		900	899,968
Citigroup, Inc.:
4.75%, 5/19/15		485	508,379
4.59%, 12/15/15		730	754,856
5.38%, 8/09/20		55	56,620
Crown Castle Towers LLC, 6.11%, 1/15/20 (a)		2,135	2,314,026
General Electric Capital Corp.:
5.50%, 1/08/20		1,300	1,375,423
5.30%, 2/11/21		490	497,678
JPMorgan Chase & Co.:
0.96%, 2/26/13 (b)		445	447,973
2.60%, 1/15/16		915	883,383
3.45%, 3/01/16		410	408,536
4.25%, 10/15/20		255	242,281
JPMorgan Chase Bank, N.A.:
6.00%, 7/05/17		1,535	1,686,001
6.00%, 10/01/17 (e)		2,335	2,553,948
Novus USA Trust, Series 2010-1, 1.56%, 11/18/11 (a)(b)		1,150	1,144,702

			17,512,347

Diversified Telecommunication Services – 1.1%
Telecom Italia Capital SA, 5.25%, 10/01/15		1,000	1,035,060
Telefonica Emisiones SAU:
4.95%, 1/15/15		900	949,609
6.42%, 6/20/16		600	666,719
Verizon Communications, Inc.:
8.75%, 11/01/18		1,531	1,958,832
6.40%, 2/15/38		500	523,864

			5,134,084

Electric Utilities – 1.1%
Duke Energy Carolinas LLC, 6.00%, 1/15/38		920	995,121
Florida Power & Light Co., 4.95%, 6/01/35		600	566,232
Florida Power Corp.:
6.65%, 7/15/11		960	976,127
5.90%, 3/01/33		175	182,469
MidAmerican Energy Holdings Co.:
5.95%, 5/15/37		325	335,137
6.50%, 9/15/37		875	967,681
PacifiCorp, 6.25%, 10/15/37		700	774,064
Trans-Allegheny Interstate Line Co.,
4.00%, 1/15/15 (a)		320	329,247

			5,126,078

Energy Equipment & Services – 0.1%
Ensco Plc:
3.25%, 3/15/16		210	209,228
4.70%, 3/15/21		446	442,702

			651,930

Food Products – 0.5%
Kraft Foods, Inc.:
6.50%, 8/11/17		515	587,281
5.38%, 2/10/20		1,295	1,367,191
6.50%, 2/09/40		530	566,086

			2,520,558

Health Care Equipment & Supplies – 0.2%
CareFusion Corp., 6.38%, 8/01/19		850	950,164

Insurance – 2.5%
Manulife Financial Corp., 3.40%, 9/17/15		1,030	1,033,370
MetLife, Inc.:
6.38%, 6/15/34		350	380,808
5.88%, 2/06/41		325	327,685
Metropolitan Life Global Funding I:
2.50%, 1/11/13 (a)		3,830	3,895,822
5.13%, 4/10/13 (a)		2,750	2,934,682
Prudential Financial, Inc., 4.75%, 9/17/15		1,825	1,943,152
Teachers Insurance & Annuity Association of
America, 6.85%, 12/16/39 (a)		745	840,008

			11,355,527

Life Sciences Tools & Services – 0.2%
Life Technologies Corp.:
6.00%, 3/01/20		635	683,938
5.00%, 1/15/21		190	189,974

			873,912

Media – 2.9%
CBS Corp.:
8.88%, 5/15/19		670	841,321
5.75%, 4/15/20		320	338,451
Comcast Corp.:
5.88%, 2/15/18		639	704,433
6.95%, 8/15/37		695	756,635
COX Communications, Inc., 8.38%, 3/01/39 (a)		1,125	1,428,021
Discovery Communications LLC, 3.70%, 6/01/15		680	702,481
NBCUniversal Media LLC:
5.15%, 4/30/20 (a)		1,379	1,421,265
4.38%, 4/01/21 (a)		1,315	1,258,968
News America, Inc.:
4.50%, 2/15/21 (a)		825	808,278
7.63%, 11/30/28		850	973,151
6.15%, 2/15/41 (a)		990	981,728
TCI Communications, Inc., 7.13%, 2/15/28		620	703,235
Time Warner Cable, Inc.:
5.00%, 2/01/20		470	475,181
5.88%, 11/15/40		610	573,186

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	65

Schedule of Investments (continued)	BlackRock Managed Income Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Media (concluded)
Time Warner, Inc.:
4.70%, 1/15/21	USD	280	$278,809
6.10%, 7/15/40		190	185,971
Virgin Media Secured Finance Plc, 6.50%, 1/15/18		660	721,050

			13,152,164

Metals & Mining – 0.1%
Cliffs Natural Resources, Inc.:
4.80%, 10/01/20		315	310,986
4.88%, 4/01/21		320	315,639

			626,625

Oil, Gas & Consumable Fuels – 1.3%
Anadarko Petroleum Corp., 5.95%, 9/15/16		410	445,828
Enterprise Products Operating LLC, 6.13%,
10/15/39		995	990,324
Kinder Morgan Energy Partners LP, 6.38%,
3/01/41		133	134,148
Marathon Petroleum Corp., 6.50%, 3/01/41 (a)		1,020	1,030,570
Nexen, Inc., 7.50%, 7/30/39		1,560	1,756,596
Rockies Express Pipeline LLC, 3.90%,
4/15/15 (a)		995	985,123
Valero Energy Corp.:
6.13%, 2/01/20		320	346,102
6.63%, 6/15/37		147	148,169

			5,836,860

Paper & Forest Products – 0.2%
International Paper Co.:
5.30%, 4/01/15		53	57,116
7.30%, 11/15/39		520	581,756
Inversiones CMPC SA, 4.75%, 1/19/18 (a)		300	295,181

			934,053

Road & Rail – 0.2%
Burlington Northern Santa Fe LLC, 5.75%,
5/01/40		770	779,789

Tobacco – 0.5%
Philip Morris International, Inc.:
6.88%, 3/17/14		900	1,032,955
4.50%, 3/26/20		1,100	1,130,253

			2,163,208

Wireless Telecommunication Services – 0.7%
Vodafone Group Plc, 4.15%, 6/10/14 (e)		2,850	3,021,456

Total Corporate Bonds – 25.8%			118,672,154

Foreign Agency Obligations
Bank Nederlandse Gemeenten, 1.50%,
3/28/14 (a)		3,535	3,511,103
CDP Financial, Inc., 3.00%, 11/25/14 (a)		2,915	2,971,356
Corporacion Nacional del Cobre de Chile,
3.75%, 11/04/20 (a)		343	320,236
Eksportfinans ASA:
0.50%, 4/05/13 (b)		825	825,000
2.00%, 9/15/15		3,215	3,144,971
5.50%, 5/25/16		1,625	1,824,399
Hydro Quebec, 8.40%, 1/15/22		930	1,260,471
Japan Finance Corp., 2.00%, 6/24/11		1,425	1,429,507
Kreditanstalt fuer Wiederaufbau, 1.38%,
7/15/13		885	891,353
Petrobras International Finance Co.:
3.88%, 1/27/16		1,962	1,975,116
5.88%, 3/01/18		115	121,814
5.75%, 1/20/20		2,610	2,692,565

Total Foreign Agency Obligations – 4.5%			20,967,891

Foreign Government Obligations
Israel – 1.2%
AID-Israel, 5.50%, 9/18/23		5,000	5,607,635
Mexico – 0.2%
United Mexican States:
5.63%, 1/15/17		495	545,985
5.13%, 1/15/20		320	334,720

			880,705

Total Foreign Government Obligations – 1.4%			6,488,340

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations – 7.4%
Arkle Master Issuer Plc, Series 2010-1A,
Class 2A, 1.46%, 2/17/15 (a)(b)		2,070	2,065,607
Countrywide Alternative Loan Trust:
Series 2005-21CB, Class A17, 6.00%,
6/25/35		3,502	3,261,059
Series 2006-OA21, Class A1, 0.44%,
3/20/47 (b)		1,791	1,046,117
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-OA5, Class 2A1, 0.45%,
4/25/46 (b)		2,095	1,335,474
Series 2007-J3, Class A10, 6.00%,
7/25/37		3,319	2,833,498
Credit Suisse Mortgage Capital Certificates:
Series 2006-8, Class 3A1, 6.00%,
10/25/21		637	529,656
Series 2011-4R, Class 1A1, 6.25%,
9/27/37 (a)(b)		1,195	1,064,303
Series 2011-4R, Class 2A1, 5.17%,
8/27/37 (a)(b)		1,491	1,356,932
Series 2011-4R, Class 5A1, 5.66%,
5/27/36 (a)(b)		1,665	1,535,963
First Horizon Alternative Mortgage Securities,
Series 2004-AA4, Class A1, 2.43%,
10/25/34 (b)		2,096	1,872,092
First Horizon Asset Securities, Inc.,
Series 2005-AR3, Class 3A1, 5.52%,
8/25/35 (b)		554	518,041
GSR Mortgage Loan Trust, Series 2005-AR4,
Class 6A1, 5.25%, 7/25/35 (b)		863	855,269
Harborview Mortgage Loan Trust, Series 2005-8,
Class 1A2A, 0.58%, 9/19/35 (b)		189	130,297
Holmes Master Issuer Plc, Series 2007-2A,
Class 3A1, 0.38%, 7/15/21 (b)		950	947,206
Homebanc Mortgage Trust, Series 2005-4,
Class A1, 0.52%, 10/25/35 (b)		1,764	1,339,919
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2, 5.88%,
7/25/36		300	294,903
Series 2007-S1, Class 1A2, 5.50%,
3/25/22		257	251,060

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Managed Income Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Collateralized Mortgage Obligations (concluded)
Residential Accredit Loans, Inc.,
Series 2006-QO2, Class A1, 0.47%,
2/25/46 (b)	USD 1,001	$414,000
Structured Adjustable Rate Mortgage Loan Trust,
Series 2007-3, Class 2A1, 5.51%,
4/25/47 (b)	4,158	2,994,906
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA4, Class 1A, 1.08%,
5/25/47 (b)	872	608,570
Wells Fargo Mortgage Backed Securities Trust:
Series 2006-AR12, Class 2A1, 5.89%,
9/25/36 (b)	897	810,894
Series 2006-AR15, Class A1, 5.37%,
10/25/36 (b)	2,816	2,476,366
Series 2006-AR18, Class 2A1, 5.44%,
11/25/36 (b)	4,120	3,484,034
Series 2006-AR2, Class 2A5, 2.77%,
3/25/36 (b)	2,169	1,865,465

		33,891,631

Commercial Mortgage-Backed Securities – 10.6%
Banc of America Commercial Mortgage, Inc.:
Series 2002-PB2, Class A4, 6.19%,
1/11/12	3,413	3,498,464
Series 2006-5, Class AM, 5.45%,
9/10/47	155	153,587
Series 2007-1, Class A4, 5.45%,
1/15/49	2,255	2,372,913
Series 2007-2, Class A4, 5.69%,
4/10/49 (b)	990	1,050,777
Series 2007-3, Class A4, 5.66%,
5/10/17 (b)	1,800	1,901,170
Series 2007-4, Class A3, 5.81%,
8/10/14 (b)	1,080	1,143,671
Bear Stearns Commercial Mortgage Securities:
Series 2005-PW10, Class AM, 5.45%,
12/15/15 (b)	180	185,359
Series 2005-PWR9, Class A4A, 4.87%,
9/11/42	1,025	1,085,703
Citigroup Commercial Mortgage Trust,
Series 2006-C5, Class A4, 5.43%,
10/15/49	525	560,795
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2006-CD3, Class AJ, 5.69%,
10/15/48	540	480,664
Series 2007-CD4, Class A4, 5.32%,
12/11/49	1,200	1,261,297
Commercial Mortgage Pass-Through Certificates,
Series 2004-LB3A, Class A3, 5.09%,
7/10/37 (b)	1,965	1,971,441
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-C3, Class AJ, 4.77%,
7/15/37	895	876,682
Credit Suisse Mortgage Capital Certificates:
Series 2006-C3, Class AM, 5.83%,
6/15/16 (b)	430	450,186
Series 2010-RR2, Class 2A, 5.80%,
6/15/17 (a)(b)	1,350	1,430,611
Extended Stay America Trust:
Series 2010-ESHA, Class A, 2.95%,
11/05/27 (a)	3,353	3,298,313
Series 2010-ESHA, Class D, 5.50%,
11/05/27 (a)	690	697,890
GE Capital Commercial Mortgage Corp.:
Series 2002-1A, Class A3, 6.27%,
12/10/35	3,653	3,768,445
Series 2002-2A, Class A3, 5.35%,
8/11/36	2,910	3,022,373
GMAC Commercial Mortgage Securities, Inc.,
Series 2006-C1, Class AM, 5.29%,
11/10/45 (b)	270	267,985
GS Mortgage Securities Corp. II,
Series 2004-GG2, Class A4, 4.96%,
8/10/38	3,500	3,537,649
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-C1, Class A3, 5.86%,
10/12/11	3,152	3,175,302
Series 2001-CIB2, Class A3, 6.43%,
6/15/11	1,397	1,402,859
Series 2006-CB17, Class AM, 5.46%,
12/12/43	220	221,599
Series 2007-CB18, Class A3, 5.45%,
6/12/47	1,215	1,250,143
LB-UBS Commercial Mortgage Trust:
Series 2003-C7, Class A2, 4.06%,
8/15/10 (b)	397	397,091
Series 2006-C4, Class AM, 5.90%,
6/15/38 (b)	200	212,574
Series 2006-C7, Class AM, 5.38%,
11/15/38	190	192,810
Series 2007-C6, Class A4, 5.86%,
7/15/40 (b)	1,090	1,160,144
Series 2007-C7, Class A3, 5.87%,
9/15/45 (b)	960	1,027,575
Merrill Lynch/Countrywide Commercial
Mortgage Trust, Series 2007-9, Class A4,
5.70%, 9/12/17	1,540	1,613,532
Wachovia Bank Commercial Mortgage Trust:
Series 2003-C6, Class A4, 5.13%,
8/15/35 (b)	4,470	4,724,412
Series 2005-C21, Class A3, 5.21%,
10/15/44 (b)	321	326,257

		48,720,273

Interest Only Commercial Mortgage-Backed Securities – 0.0%
WaMu Commercial Mortgage Securities Trust,
Series 2005-C1A, Class X, 1.49%,
5/25/36 (a)(b)	8,993	170,735

Total Non-Agency Mortgage-Backed Securities – 18.0%		82,782,639

Preferred Securities
Capital Trusts
Capital Markets – 0.3%
Credit Suisse AG/Guernsey, 5.86% (b)(f)	499	484,030
Goldman Sachs Capital II, 5.79% (b)(f)	725	625,313
Lehman Brothers Holdings Capital Trust VII, 5.86% (b)(c)(d)(f)	360	36
State Street Capital Trust IV, 1.31%, 6/15/37 (b)	90	74,263

		1,183,642

Commercial Banks – 0.1%
Barclays Bank Plc, 5.93%, 9/29/49 (a)(b)	100	93,000

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	67

Schedule of Investments (continued)	BlackRock Managed Income Portfolio
(Percentages shown are based on Net Assets)

Preferred Securities	Par (000)	Value
Commercial Banks (concluded)
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (b)	USD 145	$141,194
SunTrust Capital VIII, 6.10%, 12/15/66 (b)	70	68,250
UBS Preferred Funding Trust V, 6.24% (b)(f)	80	79,000
Wachovia Capital Trust III, 5.57% (b)(f)	75	68,813

		450,257

Diversified Financial Services – 0.1%
JPMorgan Chase & Co., 7.90% (b)(f)	490	536,114
JPMorgan Chase Capital XXIII, 1.31%, 5/15/47 (b)	90	74,493

		610,607

Insurance – 0.1%
American International Group, Inc., 8.18%, 5/15/68 (b)	145	156,056
Swiss Re Capital I LP, 6.85% (a)(b)(f)	140	136,996
XL Group Plc, 6.50% (b)(f)	215	197,263

		490,315

Total Preferred Securities – 0.6%		2,734,821

Project Loans – 0.0%
USGI, Series 87, 7.43%, 12/01/22	68	67,805

Taxable Municipal Bonds
Chicago O’Hare International Airport RB, 6.40%, 1/01/40	350	335,986
Metropolitan Transportation Authority, New York RB, 7.34%, 11/15/39	1,075	1,218,588
New York City Municipal Water Finance Authority RB:
5.38%, 6/15/43	520	524,852
5.50%, 6/15/43	620	636,839
New York State Dormitory Authority RB, Series F, 5.63%, 3/15/39	825	807,749
Port Authority of New York & New Jersey RB, 6.04%, 12/01/29	625	638,319
State of California GO, 5.45%, 4/01/15	3,950	4,212,399
University of California RB, 5.95%, 5/15/45	585	528,863

Total Taxable Municipal Bonds – 1.9%		8,903,595

U.S. Government Sponsored Agency Securities
Agency Obligations – 3.5%
Fannie Mae:
5.25%, 8/01/12 (g)	3,275	3,464,072
4.63%, 5/01/13	2,550	2,716,454
Freddie Mac, 3.53%, 9/30/19	1,045	1,031,013
Resolution Funding Corp. Interest Strip:
3.41%, 7/15/18 (h)	1,725	1,347,901
3.47%, 10/15/18 (h)	1,725	1,330,841
Small Business Administration Participation Certificates:
Series 1996-20B, Class 1, 6.38%,
2/01/16	505	537,637
Series 1996-20K, 6.95%, 11/01/16	837	891,705
Series 1997-20B, Class 1, 7.10%,
2/01/17	547	592,056
Series 1997-20F, Class 1, 7.20%,
6/01/17	174	191,524
Series 1997-20G, Class 1, 6.85%,
7/01/17	1,251	1,370,505
Tennessee Valley Authority, 5.25%, 9/15/39	2,630	2,758,323

		16,232,031

Collateralized Mortgage Obligations – 3.1%
Fannie Mae:
Series 2005-48, Class AR, 5.50%,
2/25/35	2,632	2,853,816
Series 2006-M2, Class A2A, 5.27%,
10/25/32 (b)	7,525	8,112,682
Freddie Mac, Series 2825, Class VP, 5.50%,
6/15/15	1,989	2,140,406
FREMF Mortgage Trust, Series 2010-K6, Class B,
5.36%, 12/26/46 (a)(b)	1,278	1,296,426

		14,403,330

Federal Deposit Insurance Corporation Guaranteed – 0.9%
General Electric Capital Corp.:
2.00%, 9/28/12 (i)	2,750	2,806,606
2.13%, 12/21/12	1,110	1,136,223

		3,942,829

Interest Only Collateralized Mortgage Obligations – 0.4%
Ginnie Mae:
Series 2009-106, Class SU, 5.95%,
5/20/37 (b)	2,616	309,065
Series 2010-121, Class IB, 5.00%,
8/20/40	1,751	322,242
Series 2010-165, Class IP, 4.00%,
4/20/38	4,456	808,047
Series 2010-43, Class JI, 5.00%,
9/20/37	2,856	471,587

		1,910,941

Mortgage-Backed Securities – 81.1%
Fannie Mae Mortgage-Backed Securities:
7.00%, 4/01/11-10/01/12	1	1,394
5.50%, 9/01/13-4/01/41 (j)	53,846	57,845,728
6.00%, 1/01/21-4/01/41 (j)	21,128	23,065,674
3.50%, 1/01/26-3/01/26	13,264	13,318,133
4.00%, 4/01/26-4/01/41 (j)	83,640	82,615,359
4.50%, 4/01/26-4/01/41 (j)	85,187	86,650,324
5.00%, 4/01/26-4/01/41 (j)	47,094	49,202,108
2.55%, 12/01/34 (b)	1,956	2,050,679
4.83%, 8/01/38 (b)	2,503	2,651,452
3.32%, 12/01/40 (b)	1,224	1,243,440
3.05%, 3/01/41 (b)	599	610,375
3.15%, 3/01/41 (b)	795	810,456
6.50%, 4/01/41 (j)	9,900	11,097,281
Freddie Mac Mortgage-Backed Securities:
6.50%, 12/01/11-8/01/13	2	2,255
6.00%, 11/01/14-2/01/32	363	395,400
5.50%, 10/01/17-4/01/41 (j)	384	414,705

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Managed Income Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)	Value
Mortgage-Backed Securities (concluded)
5.00%, 7/01/35	USD 21,546	$22,624,185
5.44%, 11/01/38 (b)	670	711,888
4.50%, 12/01/40-4/01/41 (j)	16,550	16,839,922
3.06%, 2/01/41 (b)	900	918,129
Ginnie Mae Mortgage-Backed Securities:
9.50%, 9/15/16-11/15/16	10	10,768
5.50%, 11/15/33	17	18,897

		373,098,552

Total U.S. Government Sponsored Agency Securities – 89.0%		409,587,683

U.S. Treasury Obligations
U.S. Treasury Bonds:
8.13%, 5/15/21-8/15/21 (e)(g)(k)	6,850	9,605,387
6.25%, 8/15/23 (g)(i)	4,190	5,203,456
4.25%, 5/15/39-11/15/40 (i)	8,556	8,195,030
4.38%, 5/15/40 (i)	3,375	3,299,603
3.88%, 8/15/40 (i)	1,450	1,297,524
4.75%, 2/15/41 (i)	9,505	9,879,259
U.S. Treasury Notes:
0.88%, 2/29/12 (i)	25,430	25,562,999
0.75%, 3/31/13 (i)	19,215	19,200,012
0.50%, 10/15/13 (i)	4,120	4,063,671
1.25%, 3/15/14 (i)	1,890	1,889,414
2.13%, 2/29/16	43,495	43,359,078
2.75%, 2/28/18 (i)	3,435	3,408,970
2.63%, 8/15/20	1,460	1,369,663
3.63%, 2/15/21	6,115	6,201,949

Total U.S. Treasury Obligations – 31.0%		142,536,015

Total Long-Term Investments (Cost – $841,210,968) – 182.5%		840,128,142

Short-Term Securities	Par (000)/ Shares
Borrowed Bond Agreements – 0.0%
Deutsche Bank AG, 0.21%, 4/15/11	116	115,950
Money Market Funds – 0.9%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (l)(m)	3,853,129	3,853,129

Total Short-Term Securities (Cost – $3,969,079) – 0.9%		3,969,079

Options Purchased	Contracts
Exchange-Traded Call Options Purchased – 0.0%
U.S. Treasury Notes (10 Year), Strike Price USD 119.50, Expires 5/20/11	12	2,062
U.S. Treasury Notes (10 Year), Strike Price USD 120, Expires 5/20/11	148	117,937

		119,999

Exchange-Traded Put Options Purchased – 0.1%
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 98.25, Expires 9/16/11	526	381,350
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 98.50, Expires 9/16/11	212	188,150
U.S. Treasury Notes (10 Year), Strike Price USD 119.50, Expires 5/20/11	12	7,688

		577,188

Over-the-Counter Call Options Purchased – 0.1%
USD Currency, Strike Price JPY 84, Expires 6/27/11, Broker Morgan Stanley Capital Services, Inc.	694	111,040
USD Currency, Strike Price JPY 84, Expires 6/27/11, Broker UBS AG	347	55,520
USD Currency, Strike Price JPY 86, Expires 5/20/11, Broker Citibank, N.A.	384	15,898
USD Currency, Strike Price JPY 86, Expires 5/20/11, Broker Deutsche Bank AG	384	15,898
USD Currency, Strike Price JPY 86, Expires 5/20/11, Broker Royal Bank of Scotland Plc	550	22,791
USD Currency, Strike Price JPY 86, Expires 6/27/11, Broker Citibank, N.A.	295	25,399
USD Currency, Strike Price JPY 86, Expires 6/27/11, Broker Deutsche Bank AG	746	64,231

		310,777

Over-the-Counter Put Options Purchased – 0.0%
EUR Currency, Strike Price USD 1.32, Expires 5/19/11, Broker Deutsche Bank AG	838	10,919
EUR Currency, Strike Price USD 1.32, Expires 5/19/11, Broker Royal Bank of Scotland Plc	838	10,919

		21,838

	Notional Amount (000)
Over-the-Counter Call Swaptions Purchased – 0.4%
Receive a fixed rate of 1.758% and pay a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG	USD 12,400	77,811
Receive a fixed rate of 3.000% and pay a floating rate based on 3-month LIBOR, Expires 9/02/11, Broker UBS AG	6,500	22,517
Receive a fixed rate of 3.115% and pay a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG	1,100	7,219
Receive a fixed rate of 3.300% and pay a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker JPMorgan Chase Bank, N.A.	4,000	55,449
Receive a fixed rate of 3.750% and pay a floating rate based on 3-month LIBOR, Expires 9/26/11, Broker Goldman Sachs Bank USA	6,000	141,917
Receive a fixed rate of 3.855% and pay a floating rate based on 3-month LIBOR, Expires 5/19/11, Broker JPMorgan Chase Bank, N.A.	11,800	303,412
Receive a fixed rate of 3.885% and pay a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker Goldman Sachs Bank USA	2,400	70,974
Receive a fixed rate of 4.070% and pay a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Bank of America, N.A.	4,100	154,115

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	69

Schedule of Investments (continued)	BlackRock Managed Income Portfolio
(Percentages shown are based on Net Assets)

Options Purchased	Notional Amount (000)		Value
Over-the-Counter Call Swaptions Purchased (concluded)
Receive a fixed rate of 4.073% and pay a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Royal Bank of Scotland Plc	USD	3,300	$124,414
Receive a fixed rate of 4.215% and pay a floating rate based on 3-month LIBOR, Expires 4/28/11, Broker Credit Suisse International		2,000	107,001
Receive a fixed rate of 4.290% and pay a floating rate based on 3-month LIBOR, Expires 2/06/12, Broker UBS AG		2,900	142,931
Receive a fixed rate of 4.330% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker UBS AG		2,700	138,927
Receive a fixed rate of 4.388% and pay a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank, N.A.		3,400	178,291

			1,524,978

Over-the-Counter Put Swaptions Purchased – 0.4%
Pay a fixed rate of 1.758% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		12,400	100,748
Pay a fixed rate of 2.500% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		5,900	24,121
Pay a fixed rate of 2.750% and receive a floating rate based on 3-month LIBOR, Expires 6/23/11, Broker The Bank of New York Mellon Corp.		5,800	42,297
Pay a fixed rate of 3.000% and receive a floating rate based on 3-month LIBOR, Expires 9/02/11, Broker UBS AG		6,500	451,262
Pay a fixed rate of 3.115% and receive a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG		1,100	76,923
Pay a fixed rate of 3.300% and receive a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker JPMorgan Chase Bank, N.A.		4,000	385,993
Pay a fixed rate of 3.750% and receive a floating rate based on 3-month LIBOR, Expires 9/26/11, Broker Goldman Sachs Bank USA		6,000	169,430
Pay a fixed rate of 3.855% and receive a floating rate based on 3-month LIBOR, Expires 5/19/11, Broker JPMorgan Chase Bank, N.A.		11,800	69,698
Pay a fixed rate of 3.885% and receive a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker Goldman Sachs Bank USA		2,400	131,600
Pay a fixed rate of 4.070% and receive a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Bank of America, N.A.		4,100	151,424
Pay a fixed rate of 4.073% and receive a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Royal Bank of Scotland Plc		3,300	121,561
Pay a fixed rate of 4.150% and receive a floating rate based on 3-month LIBOR, Expires 5/24/11, Broker JPMorgan Chase Bank, N.A.		12,300	24,196
Pay a fixed rate of 4.215% and receive a floating rate based on 3-month LIBOR, Expires 4/28/11, Broker Credit Suisse International		2,000	547
Pay a fixed rate of 4.290% and receive a floating rate based on 3-month LIBOR, Expires 2/06/12, Broker UBS AG		2,900	69,818
Pay a fixed rate of 4.330% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker UBS AG		2,700	62,131
Pay a fixed rate of 4.388% and receive a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank, N.A.		3,400	100,565

			1,982,314

Total Options Purchased (Cost – $5,440,400) – 1.0%			4,537,094

Total Investments Before TBA Sale Commitments, Options Written and Borrowed Bonds (Cost – $850,620,447*) – 184.4%			848,634,315

TBA Sale Commitments (j)	Par (000)
Fannie Mae Mortgage-Backed Securities:
3.50%, 4/01/26	12,300	(12,338,437)
4.00%, 4/01/41	60,200	(59,221,750)
4.50%, 4/01/41	21,000	(21,367,500)
5.00%, 4/01/41	15,600	(16,299,438)
5.50%, 4/01/41	17,200	(18,382,062)
6.00%, 4/01/41	4,400	(4,785,000)
Freddie Mac Mortgage-Backed Securities:
4.50%, 4/01/41	16,500	(16,701,510)
5.00%, 4/01/41	20,400	(21,216,000)

Total TBA Sale Commitments (Proceeds – $170,067,988) – (37.0)%		(170,311,697)

Options Written	Contracts
Exchange-Traded Call Options Written – 0.0%
U.S. Treasury Notes (10 Year), Strike Price USD 121, Expires 5/20/11	148	(71,687)
U.S. Treasury Notes (10 Year), Strike Price USD 122, Expires 5/20/11	148	(39,313)

		(111,000)

Exchange-Traded Put Options Written – (0.1)%
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 97.75, Expires 9/16/11	526	(190,675)
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 98, Expires 9/16/11	212	(111,300)

		(301,975)

Over-the-Counter Call Options Written – 0.0%
USD Currency, Strike Price JPY 84, Expires 6/27/11, Broker Citibank, N.A.	295	(47,200)
USD Currency, Strike Price JPY 84, Expires 6/27/11, Broker Deutsche Bank AG	746	(119,360)

		(166,560)

See Notes to Financial Statements.

70	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Managed Income Portfolio
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)		Value
Over-the-Counter Call Swaptions Written – (0.8)%
Pay a fixed rate of 2.080% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA	USD	12,300	$(124,538)
Pay a fixed rate of 3.440% and receive a floating rate based on 3-month LIBOR, Expires 10/21/13, Broker Deutsche Bank AG	EUR	1,800	(46,751)
Pay a fixed rate of 3.860% and receive a floating rate based on 3-month LIBOR, Expires 6/02/11, Broker UBS AG	USD	8,500	(223,876)
Pay a fixed rate of 3.896% and receive a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker UBS AG		7,000	(212,536)
Pay a fixed rate of 4.015% and receive a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker Goldman Sachs Bank USA		3,800	(134,743)
Pay a fixed rate of 4.015% and receive a floating rate based on 3-month LIBOR, Expires 3/26/12, Broker UBS AG		3,100	(109,379)
Pay a fixed rate of 4.020% and receive a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG		4,700	(167,730)
Pay a fixed rate of 4.063% and receive a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker Royal Bank of Scotland Plc		9,800	(395,719)
Pay a fixed rate of 4.520% and receive a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG		2,900	(153,379)
Pay a fixed rate of 4.763% and receive a floating rate based on 3-month LIBOR, Expires 1/27/14, Broker Royal Bank of Scotland Plc		1,400	(82,780)
Pay a fixed rate of 4.895% and receive a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG		7,100	(502,869)
Pay a fixed rate of 4.920% and receive a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker Deutsche Bank AG		7,700	(555,092)
Pay a fixed rate of 5.070% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Deutsche Bank AG		4,700	(339,906)
Pay a fixed rate of 5.090% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Goldman Sachs Bank USA		5,000	(366,222)

			(3,415,520)

Over-the-Counter Put Swaptions Written – (0.6)%
Receive a fixed rate of 2.080% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		12,300	(77,942)
Receive a fixed rate of 2.150% and pay a floating rate based on 3-month LIBOR, Expires 4/26/11, Broker Deutsche Bank AG		4,900	(81,399)
Receive a fixed rate of 3.440% and pay a floating rate based on 3-month LIBOR, Expires 10/21/13, Broker Deutsche Bank AG	EUR	1,800	(197,815)
Receive a fixed rate of 3.860% and pay a floating rate based on 3-month LIBOR, Expires 6/02/11, Broker UBS AG	USD	8,500	(66,357)
Receive a fixed rate of 3.896% and pay a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker UBS AG		7,000	(299,794)
Receive a fixed rate of 4.015% and pay a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker Goldman Sachs Bank USA		3,800	(125,666)
Receive a fixed rate of 4.015% and pay a floating rate based on 3-month LIBOR, Expires 3/26/12, Broker UBS AG		3,100	(119,751)
Receive a fixed rate of 4.020% and pay a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG		4,700	(154,534)
Receive a fixed rate of 4.063% and pay a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker Royal Bank of Scotland Plc		9,800	(17,928)
Receive a fixed rate of 4.468% and pay a floating rate based on 3-month LIBOR, Expires 8/05/15, Broker JPMorgan Chase Bank, N.A.		10,500	(476,899)
Receive a fixed rate of 4.520% and pay a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG		2,900	(138,699)
Receive a fixed rate of 4.763% and pay a floating rate based on 3-month LIBOR, Expires 1/27/14, Broker Royal Bank of Scotland Plc		1,400	(79,765)
Receive a fixed rate of 4.895% and pay a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG		7,100	(254,485)
Receive a fixed rate of 4.920% and pay a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker Deutsche Bank AG		7,700	(270,968)
Receive a fixed rate of 5.070% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Deutsche Bank AG		4,700	(223,114)
Receive a fixed rate of 5.090% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Goldman Sachs Bank USA		5,000	(234,319)

			(2,819,435)

Total Options Written
(Premiums Received – $7,574,994) – (1.5)%			(6,814,490)

Borrowed Bonds	Par (000)
U.S. Treasury Bonds, 4.25%, 11/15/40	116	(110,895)

Total Borrowed Bonds
(Proceeds – $110,587) – (0.0)%		(110,895)

Total Investments Net of TBA Sale Commitments, Options Written and Borrowed Bonds – 145.9%		671,397,233
Liabilities in Excess of Other Assets – (45.9)%		(211,095,564)

Net Assets – 100.0%		$460,301,669

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	71

Schedule of Investments (continued)	BlackRock Managed Income Portfolio

•	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$851,379,680

Gross unrealized appreciation	$12,388,132
Gross unrealized depreciation	(15,133,497)

Net unrealized depreciation	$(2,745,365)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Non-income producing security.
(d)	Issuer filed for bankruptcy and/or is in default of interest payments.
(e)	Security, or a portion thereof, has been pledged as collateral for swap contracts.
(f)	Security is perpetual in nature and has no stated maturity date.
(g)	All or a portion of security pledged as collateral in connection with open financial futures contracts.
(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(i)	All or a portion of security pledged as collateral for reverse repurchase agreements.
(j)	Represents or includes a TBA transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$9,361,000	$37,375
BNP Paribas	$15,082,500	$59,063
Citibank, N.A.	$(14,150,906)	$(54,391)
Credit Suisse International	$(30,382,250)	$(68,824)
Deutsche Bank AG	$(25,471,500)	$(12,055)
Goldman Sachs Bank USA	$(18,961,164)	$(15,945)
JPMorgan Chase Bank, N.A.	$58,502,750	$(37,828)
Morgan Stanley Capital Services, Inc.	$4,014,969	$(111,969)
Nomura Securities International, Inc.	$23,047,562	$106,453
UBS AG	$13,327,188	$54,969
Wells Fargo & Co.	$(809,752)	$1,279

(k)	Security, or a portion thereof, subject to financing transactions.
(l)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2010	Net Activity	Shares Held at March 31, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	785,936	3,067,193	3,853,129	$41	$4,158

(m)	Represents the current yield as of report date.

•	Reverse repurchase agreements outstanding as of March 31, 2011 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Bank of America, N.A.	0.27%	11/16/10	Open	$2,791,907	$2,789,063
Barclays Bank Plc	0.27%	12/13/10	Open	$2,741,927	2,739,688
Barclays Bank Plc	0.25%	1/18/11	Open	$16,148,182	16,140,000
Credit Suisse International	0.17%	1/25/11	Open	$4,125,048	4,123,762
Credit Suisse International	0.17%	1/25/11	Open	$9,515,477	$9,512,512
Deutsche Bank AG	0.20%	3/15/11	4/15/11	$487,134	487,050
Deutsche Bank AG	0.21%	3/15/11	4/15/11	$4,084,688	4,083,950
Deutsche Bank AG	0.21%	3/15/11	4/15/11	$8,744,850	8,743,269
Deutsche Bank AG	0.20%	3/23/11	4/15/11	$4,217,289	4,216,750
BNP Paribas	0.23%	3/30/11	4/13/11	$10,589,947	10,589,000
Bank of America, N.A.	(0.12%)	3/31/11	4/01/11	$1,889,994	1,890,000
Bank of America, N.A.	0.17%	3/31/11	4/01/11	$19,191,072	19,190,981
Credit Suisse International	0.01%	3/31/11	4/01/11	$3,381,301	3,381,300
Credit Suisse International	0.13%	3/31/11	4/01/11	$2,731,060	2,731,050
Credit Suisse International	0.14%	3/31/11	4/01/11	$3,422,132	3,422,119
Credit Suisse International	0.16%	3/31/11	4/01/11	$1,226,537	1,226,531
Credit Suisse International	0.16%	3/31/11	4/01/11	$9,956,532	9,956,488
Deutsche Bank AG	0.00%	3/31/11	4/01/11	$46,580,000	46,580,000

Total					$151,803,513

•	Foreign currency exchange contracts as of March 31, 2011 were as follows:

	Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	991,478	EUR	724,500	Citibank, N.A.	4/27/11	$ (34,768)
EUR	1,385,000	USD	1,898,393	Citibank, N.A.	5/06/11	63,089
USD	1,866,621	EUR	1,385,000	UBS AG	5/06/11	(94,861)
EUR	330,000	JPY	37,697,847	Citibank, N.A.	5/11/11	13,990
EUR	480,000	JPY	55,131,312	Deutsche Bank AG	5/11/11	16,764
JPY	54,264,000	EUR	480,000	Citibank, N.A.	5/11/11	(27,194)
JPY	36,794,241	EUR	330,000	Citibank, N.A.	5/11/11	(24,855)
JPY	92,129,950	USD	1,150,000	HSBC Securities, Inc.	5/16/11	(42,096)
USD	1,150,000	JPY	89,921,950	BNP Paribas	5/16/11	68,648

Total	$ (61,283)

•	Financial futures contracts purchased as of March 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
31	U.S. Treasury Bonds (30 Year)	Chicago Board Options	June 2011	$3,725,812	$(1,983)
3	Euro Dollar Futures	Chicago Mercantile	June 2011	$747,300	156
3	Euro Dollar Futures	Chicago Mercantile	September 2011	$746,550	(219)

See Notes to Financial Statements.

72	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Managed Income Portfolio

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
15	Euro Dollar Futures	Chicago Mercantile	June 2012	$3,704,812	$ 168
22	Euro Dollar Futures	Chicago Mercantile	September 2012	$5,412,550	606
19	Euro Dollar Futures	Chicago Mercantile	December 2012	$4,657,375	100
11	Euro Dollar Futures	Chicago Mercantile	March 2013	$2,688,263	(1,880)
20	Euro Dollar Futures	Chicago Mercantile	June 2013	$4,874,250	(1,202)
28	Euro Dollar Futures	Chicago Mercantile	September 2013	$6,806,450	(2,994)
19	Euro Dollar Futures	Chicago Mercantile	December 2013	$4,607,263	(375)
1	Euro Dollar Futures	Chicago Mercantile	March 2014	$241,950	(923)
5	Euro-Bund	Eurex	June 2011	$859,386	(8,357)
200	Euro-Schatz	Eurex	June 2011	$30,378,958	(66,011)

Total	$ (82,914)

•	Financial futures contracts sold as of March 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
562	U.S. Treasury Notes (2 Year)	Chicago Board Options	June 2011	$122,586,250	$ 127,053
26	U.S. Treasury Notes (5 Year)	Chicago Board Options	June 2011	$3,036,516	90
246	U.S. Treasury Notes (10 Year)	Chicago Board Options	June 2011	$29,281,687	(23,122)
135	Ultra Treasury Bonds	Chicago Board Options	June 2011	$16,680,937	(77,712)
126	Euro Dollar Futures	Chicago Mercantile	December 2011	$31,309,425	(116,050)
2	Euro Dollar Futures	Chicago Mercantile	March 2012	$495,725	(46)

Total	$ (89,787)

•	Interest rate swaps outstanding as of March 31, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.63%(a)	3-month LIBOR	Credit Suisse International	11/26/12	USD	27,900	$2,746
0.85%(a)	3-month LIBOR	Deutsche Bank AG	1/26/13	USD	1,600	(1,483)
0.86%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	1/26/13	USD	9,200	(11,549)
0.83%(a)	3-month LIBOR	Deutsche Bank AG	1/27/13	USD	500	(325)
0.98%(a)	3-month LIBOR	Deutsche Bank AG	2/22/13	USD	11,400	(27,407)
0.92%(a)	3-month LIBOR	Deutsche Bank AG	2/28/13	USD	10,800	(8,769)
0.83%(a)	3-month LIBOR	Goldman Sachs Bank USA	3/15/13	USD	8,400	13,442
0.80%(a)	3-month LIBOR	Deutsche Bank AG	3/21/13	USD	2,600	6,072
0.83%(a)	3-month LIBOR	Deutsche Bank AG	3/23/13	USD	5,500	11,074
0.85%(b)	3-month LIBOR	Citibank, N.A.	3/24/13	USD	11,000	(17,635)
1.32%(a)	3-month LIBOR	Citibank, N.A.	12/17/13	USD	3,800	(10,201)
1.41%(a)	3-month LIBOR	Deutsche Bank AG	12/20/13	USD	5,700	(29,333)
1.26%(a)	3-month LIBOR	Deutsche Bank AG	12/24/13	USD	5,900	(1,745)
1.59%(a)	3-month LIBOR	Deutsche Bank AG	3/08/14	USD	4,000	(15,923)
2.48%(a)	3-month LIBOR	Deutsche Bank AG	2/22/16	USD	7,700	(55,235)
1.80%(b)	3-month LIBOR	Royal Bank of Scotland Plc	3/04/16	USD	700	(15,691)
2.27%(a)	3-month LIBOR	Citibank, N.A.	3/25/16	USD	1,600	10,289
2.33%(a)	3-month LIBOR	Deutsche Bank AG	3/29/16	USD	5,300	19,699
2.38%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	11/17/17	USD	2,800	72,315
2.57%(b)	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	900	(60,255)
3.39%(b)	3-month LIBOR	Deutsche Bank AG	12/24/20	USD	1,900	(2,657)
3.50%(a)	3-month LIBOR	Deutsche Bank AG	1/25/21	USD	3,800	(12,947)
3.73%(b)	3-month LIBOR	Credit Suisse International	2/15/21	USD	900	18,665
3.77%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	2/15/21	USD	1,700	40,975
3.67%(b)	3-month LIBOR	Credit Suisse International	2/22/21	USD	3,000	42,839
3.57%(b)	3-month LIBOR	Citibank, N.A.	2/25/21	USD	300	1,764
3.56%(b)	3-month LIBOR	Deutsche Bank AG	2/28/21	USD	2,300	9,232

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	73

Schedule of Investments (continued)	BlackRock Managed Income Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
3.57%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	2/28/21	USD	3,000	$ 15,945
3.60%(b)	3-month LIBOR	Royal Bank of Scotland Plc	3/09/21	USD	1,100	7,162
3.62%(b)	3-month LIBOR	Citibank, N.A.	3/11/21	USD	5,800	47,099
3.50%(b)	3-month LIBOR	Deutsche Bank AG	3/15/21	USD	1,700	(4,882)
3.37%(b)	3-month LIBOR	Citibank, N.A.	3/21/21	USD	2,900	(42,831)
3.38%(a)	3-month LIBOR	Deutsche Bank AG	3/21/21	USD	1,200	16,548
3.40%(a)	3-month LIBOR	Citibank, N.A.	3/23/21	USD	1,200	14,029
3.58%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	3/30/21	USD	1,100	(3,364)
3.52%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	4/04/21	USD	700	–
4.47%(a)	3-month LIBOR	Barclays Bank Plc	2/15/41	USD	900	(34,378)

Total						$ (6,715)

(a)	Fund pays fixed interest rate and receives floating rate.
(b)	Fund pays floating interest rate and receives fixed rate.

•	Credit default swaps on traded indexes - sold protection outstanding as of March 31, 2011 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Average Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.IG Series 16 Version 1	1.00%	Morgan Stanley Capital Services, Inc.	6/20/16	BBB+	USD	8,730	$3,575

1	Using S&P’s rating of the underlying securities.
2	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	Total return swaps outstanding as of March 31, 2011 were as follows:

Interest Payable Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
6.50%	Barclays Bank Plc	1/12/38	USD	1,199	$ (6,481)[1]
6.50%	Credit Suisse International	1/12/38	USD	1,199	5,412[1]
6.50%	Credit Suisse International	1/12/38	USD	1,432	12,348[1]
6.50%	Goldman Sachs Bank USA	1/12/38	USD	2,199	(41,845)[1]
6.50%	JPMorgan Chase Bank, N.A.	1/12/38	USD	2,232	(34,768)[1]
6.50%	Morgan Stanley Capital Services, Inc.	1/12/38	USD	2,998	23,033[1]

Total	$ (42,301)

[1]	Based on the change in the return of the Markit IOS Index referencing the interest component of the 6.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

74	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Managed Income Portfolio

The following tables summarize the inputs used as of March 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$37,715,550	$9,671,649	$47,387,199
Corporate Bonds	–	118,672,154	–	118,672,154
Foreign Agency Obligations	–	20,967,891	–	20,967,891
Foreign Government Obligations	–	6,488,340	–	6,488,340
Non-Agency Mortgage-Backed Securities	–	78,825,441	3,957,198	82,782,639
Preferred Securities	–	2,734,821	–	2,734,821
Project Loans	–	–	67,805	67,805
Taxable Municipal Bonds	–	8,903,595	–	8,903,595
U.S. Government Sponsored Agency Securities	–	409,587,683	–	409,587,683
U.S. Treasury Obligations	–	142,536,015	–	142,536,015
Short-Term Securities	$3,853,129	115,950	–	3,969,079
Liabilities:
Investments in Securities:
Borrowed Bonds	–	(110,895)	–	(110,895)
TBA Sale Commitments	–	(170,311,697)	–	(170,311,697)

Total	$3,853,129	$656,124,848	$13,696,652	$673,674,629

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$3,575	–	$3,575
Foreign currency exchange contracts	–	495,106	–	495,106
Interest rate contracts	$825,360	3,897,980	–	4,723,340
Liabilities:
Foreign currency exchange contracts	–	(390,334)	–	(390,334)
Interest rate contracts	(713,849)	(6,674,659)	–	(7,388,508)

Total	$111,511	$(2,668,332)	–	$(2,556,821)

[1]

Derivative financial instruments are options purchased, options written, foreign currency exchange contracts, financial futures contracts and swaps. Foreign currency exchange contracts, financial futures contracts and swaps are valued at the unrealized appreciation/depreciation on the instrument and options purchased and options written are shown at value.

The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Non-Agency Mortgage-Backed Securities	Project Loans	Total
Assets:
Balance, as of September 30, 2010	$1,265	$2,052,534	$68,915	$2,122,714
Accrued discounts/ premiums	(2,523)	755	(178)	(1,946)
Net realized gain (loss)	10	5,297	1	5,308
Net change in unrealized appreciation/ depreciation[2]	(83,125)	(6,046)	(625)	(89,796)
Purchases	9,899,920	4,010,760	–	13,910,680
Sales	(143,898)	(53,568)	(308)	(197,774)
Transfers in3	–	–	–	–
Transfers out[3]	–	(2,052,534)	–	(2,052,534)

Balance, as of March 31, 2011	$9,671,649	$3,957,198	$67,805	$13,696,652

[2]

Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held at March 31, 2011 was $(89,796).

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

	Interest Rate Contracts
	Assets	Liabilities	Total
Balance, as of September 30, 2010	$43,116	$(68,391)	$(25,275)
Accrued discounts/premiums	–		–
Net realized gain (loss)	(31,798)	(159,538)	(191,336)
Net change in unrealized appreciation/depreciation[4]	165,371	752,987	918,358
Purchases	–		–
Issuances[5]	–		–
Sales	–	(126,796)	(126,796)
Settlements[6]	(176,689)	(430,725)	(607,414)
Transfers in7	–		–
Transfers out[7]	–	32,463	32,463

Balance, as of March 31, 2011	$–	$–	$–

[4]

Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in unrealized appreciation/depreciation on swaps still held at March 31, 2011 was $0.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	75

Schedule of Investments (concluded)	BlackRock Managed Income Portfolio

[5]	Issuances represent upfront cash received on certain derivative financial instruments.
[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.
[7]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

76	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments March 31, 2011 (Unaudited)	BlackRock Multi-Sector Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
321 Henderson Receivables I LLC:
Series 2010-2A, Class A, 4.07%,
1/15/28 (a)	USD	479	$465,028
Series 2010-3A, Class A, 3.82%,
12/15/48 (a)		491	474,672
AmeriCredit Automobile Receivables Trust,
Series 2006-AF, Class A4, 5.64%,
9/06/13		109	108,872
Capital One Auto Finance Trust:
Series 2006-C, Class A4, 0.29%,
5/15/13 (b)		232	230,809
Series 2007-B, Class A4, 0.29%,
4/15/14 (b)		105	104,338
Capital One Multi-Asset Execution Trust:
Series 2004-3C, Class 3C, 6.63%,
6/17/14 (b)	GBP	200	329,537
Series 2006-A5, Class A5, 0.32%,
1/15/16 (b)	USD	290	288,915
Capital One Prime Auto Receivables Trust,
Series 2007-2, Class B, 5.68%,
6/15/14		115	116,923
Citibank Omni Master Trust:
Series 2009-A12, Class A12, 3.35%,
8/15/16 (a)		250	256,576
Series 2009-A13, Class A13, 5.35%,
8/15/18 (a)		250	272,009
Series 2009-A8, Class A8, 2.36%,
5/16/16 (a)(b)		1,225	1,243,498
Credit Acceptance Auto Loan Trust,
Series 2010-1, Class B, 3.63%,
10/15/18 (a)		600	598,827
Ford Credit Auto Owner Trust, Series 2009-B,
Class A4, 4.50%, 7/15/14		300	316,706
Ford Credit Floorplan Master Owner Trust:
Series 2006-4, Class B, 0.81%,
6/15/11 (b)		110	109,771
Series 2009-2, Class A, 1.81%,
9/15/14 (b)		580	587,810
Series 2010-1, Class A, 1.91%,
12/15/14 (a)(b)		100	101,902
Nelnet Student Loan Trust,
Series 2008-3, Class A4, 1.96%,
11/25/24 (b)		310	323,010
Santander Consumer Acquired Receivables Trust:
Series 2011-S1A, Class B, 1.66%,
8/15/16 (a)		540	539,949
Series 2011-S1A, Class C, 2.01%,
8/15/16 (a)		190	189,993
Series 2011-S1A, Class D, 3.15%,
8/15/16 (a)		210	209,978
Series 2011-WO, Class C, 3.19%,
10/15/15 (a)		180	181,800
Santander Drive Auto Receivables Trust:
Series 2010-2, Class B, 2.24%,
12/15/14		225	225,486
Series 2010-2, Class B, 5.75%,
1/25/37		500	377,430
Series 2010-2, Class C, 3.89%,
7/17/17		265	272,203
Series 2010-2, Class C, 5.75%,
8/25/35		67	63,799
Series 2010-B, Class C, 3.02%,
10/17/16 (a)		475	474,788
Series 2011-S1A, Class B, 1.48%,
7/15/13 (a)		175	174,791
Series 2011-S1A, Class D, 3.10%,
3/15/13 (a)		189	188,725
SLM Student Loan Trust:
Series 2003-A, Class A2, 0.75%,
9/15/20 (b)		251	241,321
Series 2004-B, Class A2, 0.51%,
6/15/21 (b)		167	159,904
Series 2008-5, Class A3, 1.60%,
1/25/18 (b)		420	431,598
Series 2008-5, Class A4, 2.00%,
7/25/23 (b)		1,065	1,113,469
Series 2009-B, Class A1, 6.26%,
7/15/42 (a)(b)		278	268,539
Series 2010-C, Class A1, 1.91%,
12/15/17 (a)(b)		466	469,878

Total Asset-Backed Securities – 10.6%			11,512,854

Collateralized Debt Obligations – 0.4%
Centurion CDO VIII Ltd., 1.31%, 3/08/17(a)(b)		500	427,500

Corporate Bonds
Aerospace & Defense – 0.1%
Finmeccanica Finance SA, 5.25%, 1/21/22	EUR	50	69,829

Auto Components – 0.1%
BorgWarner, Inc., 4.63%, 9/15/20	USD	85	84,966

Beverages – 0.6%
Anheuser-Busch InBev Worldwide, Inc.:
5.38%, 11/15/14		321	353,734
5.38%, 1/15/20		294	315,551

			669,285

Biotechnology – 0.3%
Amgen, Inc., 5.85%, 6/01/17		250	284,498

Capital Markets – 2.7%
Credit Suisse AG, 5.40%, 1/14/20		80	80,798
Credit Suisse Group Finance US, Inc., 3.63%,
9/14/20 (b)	EUR	50	67,485
Credit Suisse New York:
5.50%, 5/01/14	USD	350	383,637
4.38%, 8/05/20		250	244,190
The Goldman Sachs Group, Inc.:
3.63%, 2/07/16		90	89,150
5.38%, 3/15/20		265	269,064
6.00%, 6/15/20		100	105,713
Morgan Stanley:
2.81%, 5/14/13 (b)		250	258,811
5.50%, 1/26/20 (c)		669	671,911
UBS AG, 2.25%, 8/12/13		780	787,551

			2,958,310

Chemicals – 0.8%
CF Industries, Inc., 7.13%, 5/01/20		270	306,450
The Dow Chemical Co., 4.25%, 11/15/20		80	76,403
Nalco Co., 6.63%, 1/15/19 (a)		500	514,375

			897,228

Commercial Banks – 3.5%
Barclays Bank Plc, 6.00%, 1/14/21	EUR	50	68,746
BNP Paribas Home Loan Covered Bonds SA,
2.20%, 11/02/15 (a)	USD	735	706,339
Canadian Imperial Bank of Commerce,
2.75%, 1/27/16 (a)		465	465,594

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	77

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Commercial Banks (concluded)
CIT Group, Inc.:
7.00%, 5/01/17	USD	69	$68,748
6.63%, 4/01/18 (a)		98	99,433
DnB NOR Boligkreditt, 2.90%, 3/29/16 (a)		795	790,214
HSBC Holdings Plc, 6.25%, 3/19/18	EUR	50	75,807
Oversea-Chinese Banking Corp. Ltd., 3.75%, 11/15/22	USD	1,000	937,595
Royal Bank of Canada, 3.13%, 4/14/15 (a)		465	476,761
UniCredit SpA, 5.00%, 2/01/16	GBP	50	71,142

			3,760,379

Commercial Services & Supplies – 0.5%
The Hertz Corp., 7.38%, 1/15/21 (a)	USD	500	511,250

Consumer Finance – 0.8%
Credit Acceptance Corp., 9.13%, 2/01/17 (a)		330	355,988
Discover Bank, 8.70%, 11/18/19		250	299,516
SLM Corp., 6.25%, 1/25/16		201	209,543

			865,047

Diversified Financial Services – 4.8%
Ally Financial, Inc., 8.00%, 3/15/20		280	304,850
AngloGold Ashanti Holdings Plc, 6.50%,
4/15/40		40	40,061
Bank of America Corp.:
3.63%, 3/17/16		90	88,733
6.00%, 9/01/17		120	128,616
7.63%, 6/01/19		350	405,370
5.63%, 7/01/20		150	154,001
BP Capital Markets Plc:
5.25%, 11/07/13		250	270,366
3.13%, 10/01/15		100	100,559
Citigroup, Inc.:
4.75%, 5/19/15		405	424,523
4.59%, 12/15/15		175	180,959
8.50%, 5/22/19 (c)		435	536,736
Crown Castle Towers LLC, 6.11%, 1/15/20 (a)		250	270,963
Ford Motor Credit Co. LLC, 6.63%, 8/15/17		250	266,813
General Electric Capital Corp.:
5.50%, 1/08/20		145	153,413
5.30%, 2/11/21		115	116,802
JPMorgan Chase & Co.:
2.60%, 1/15/16		215	207,571
3.45%, 3/01/16		100	99,643
MBNA America European Structured Offerings No. 7, 5.45%, 4/19/11	EUR	300	425,690
Novus USA Trust, Series 2010-1, 1.56%, 11/18/11 (a)(b)	USD	270	268,756
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
7.75%, 10/15/16 (a)		275	290,813
7.13%, 4/15/19 (a)		525	538,125

			5,273,363

Diversified Telecommunication Services – 0.8%
Intelsat Jackson Holdings SA, 7.25%, 4/01/19 (a)		112	112,140
Level 3 Financing, Inc.:
8.75%, 2/15/17		27	26,797
10.00%, 2/01/18		50	50,062
9.38%, 4/01/19 (a)		54	52,245
Portugal Telecom International Finance BV, 5.00%, 11/04/19	EUR	100	121,697
Qwest Communications International, Inc.:
8.00%, 10/01/15	USD	105	115,894
7.13%, 4/01/18		70	75,512
Telefonica Emisiones SAU, 4.75%, 2/07/17	EUR	100	143,001
Verizon Communications, Inc., 6.40%, 2/15/38	USD	154	161,350

			858,698

Electric Utilities – 1.2%
American Transmission Systems, Inc., 5.25%, 1/15/22 (a)		150	155,822
Enbw International Finance BV, 6.13%, 7/07/39	EUR	100	151,234
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/01/20	USD	430	455,660
Florida Power Corp., 6.40%, 6/15/38		105	117,953
MidAmerican Energy Holdings Co., 5.95%, 5/15/37		380	391,853
Trans-Allegheny Interstate Line Co., 4.00%, 1/15/15 (a)		75	77,167

			1,349,689

Electrical Equipment – 0.1%
Alstom SA, 4.13%, 2/01/17	EUR	100	139,631

Energy Equipment & Services – 0.3%
Ensco Plc:
3.25%, 3/15/16	USD	50	49,816
4.70%, 3/15/21		106	105,216
Transocean, Inc., 6.00%, 3/15/18		130	140,358

			295,390

Food Products – 0.8%
Kraft Foods, Inc.:
6.50%, 8/11/17		95	108,333
6.13%, 2/01/18		440	491,858
5.38%, 2/10/20		245	258,658

			858,849

Health Care Providers & Services – 0.3%
Tenet Healthcare Corp., 9.00%, 5/01/15		250	275,000

Household Products – 0.3%
The Procter & Gamble Co., 4.70%, 2/15/19		250	271,044

Insurance – 1.2%
ING Verzekeringen NV, 6.38%, 5/07/27 (b)	EUR	50	66,608
Lincoln National Corp., 6.25%, 2/15/20	USD	200	220,469
Manulife Financial Corp., 3.40%, 9/17/15		360	361,178
Metropolitan Life Global Funding I, 5.13%, 6/10/14 (a)		250	270,948
Prudential Financial, Inc., 4.75%, 9/17/15		250	266,185
Scottish Widows Plc, 5.13%, 9/24/49 (b)	GBP	75	101,667

			1,287,055

IT Services – 0.2%
International Business Machines Corp., 7.63%, 10/15/18	USD	200	250,303

Machinery – 0.0%
Navistar International Corp., 3.00%, 10/15/14		30	45,300

See Notes to Financial Statements.

78	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Media – 4.0%
CBS Corp.:
8.88%, 5/15/19	USD 155	$194,634
5.75%, 4/15/20	80	84,613
CCH II LLC/CCH II Capital Corp., 13.50%, 11/30/16	680	814,300
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22	276	373,485
COX Communications, Inc., 8.38%, 3/01/39 (a)	240	304,644
DISH DBS Corp., 7.13%, 2/01/16	250	266,875
NBCUniversal Media LLC:
5.15%, 4/30/20 (a)	194	199,946
4.38%, 4/01/21 (a)	285	272,856
The New York Times Co., 6.63%, 12/15/16 (a)	650	656,500
News America, Inc.:
4.50%, 2/15/21 (a)	195	191,048
6.15%, 2/15/41 (a)	235	233,036
Time Warner Cable, Inc.:
5.00%, 2/01/20	100	101,102
5.88%, 11/15/40	140	131,551
Virgin Media Secured Finance Plc, 6.50%, 1/15/18	450	491,625

		4,316,215

Metals & Mining – 0.4%
Cliffs Natural Resources, Inc.:
4.80%, 10/01/20	320	315,922
4.88%, 4/01/21	80	78,910

		394,832

Multiline Retail – 0.1%
Dollar General Corp., 11.88%, 7/15/17 (d)	135	155,250
Multi-Utilities – 0.2%
CenterPoint Energy, Inc., 6.50%, 5/01/18	225	252,657
Oil, Gas & Consumable Fuels – 4.7%
Anadarko Petroleum Corp., 5.95%, 9/15/16	100	108,739
Arch Coal, Inc., 7.25%, 10/01/20	970	1,040,325
Chesapeake Energy Corp., 6.63%, 8/15/20	265	282,225
ConocoPhillips, 7.00%, 3/30/29	270	320,355
Consol Energy, Inc.:
8.00%, 4/01/17	135	147,825
8.25%, 4/01/20	115	127,506
Denbury Resources, Inc., 8.25%, 2/15/20	500	558,750
Enterprise Products Operating LLC, 6.13%, 10/15/39	130	129,389
Kinder Morgan Energy Partners LP:
5.30%, 9/15/20	285	295,711
6.38%, 3/01/41	33	33,285
Marathon Petroleum Corp., 6.50%, 3/01/41 (a)	245	247,539
MEG Energy Corp., 6.50%, 3/15/21 (a)	175	177,844
Nexen, Inc., 7.50%, 7/30/39	250	281,506
Peabody Energy Corp.:
7.38%, 11/01/16	250	277,500
6.50%, 9/15/20	345	370,013
Petrohawk Energy Corp., 7.25%, 8/15/18	479	493,370
Rockies Express Pipeline LLC, 3.90%, 4/15/15 (a)	95	94,057
Valero Energy Corp.:
6.13%, 2/01/20	80	86,526
6.63%, 6/15/37	56	56,445

		5,128,910

Paper & Forest Products – 0.8%
Clearwater Paper Corp., 7.13%, 11/01/18 (a)	500	523,750
International Paper Co.:
5.30%, 4/01/15	13	14,010
7.30%, 11/15/39	250	279,691
Inversiones CMPC SA, 4.75%, 1/19/18 (a)	100	98,394

		915,845

Pharmaceuticals – 0.3%
AstraZeneca Plc, 5.90%, 9/15/17	250	285,411

Real Estate Investment Trusts (REITs) – 0.3%
Hospitality Properties Trust, 5.63%, 3/15/17	100	103,735
Kimco Realty Corp., 6.88%, 10/01/19	75	87,509
Mack-Cali Realty LP, 7.75%, 8/15/19	80	96,396

		287,640

Real Estate Management & Development – 0.2%
Realogy Corp., 7.88%, 2/15/19 (a)	169	167,732

Road & Rail – 0.1%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40	150	151,907

Software – 0.3%
First Data Corp., 7.38%, 6/15/19 (a)	155	157,519
Oracle Corp., 5.38%, 7/15/40 (a)	220	214,130

		371,649

Thrifts & Mortgage Finance – 1.2%
MGIC Investment Corp., 5.38%, 11/01/15	240	225,000
The PMI Group, Inc., 6.00%, 9/15/16	400	310,082
Radian Group, Inc.:
5.63%, 2/15/13	400	395,000
5.38%, 6/15/15	400	355,000

		1,285,082

Tobacco – 0.2%
Philip Morris International, Inc., 4.50%, 3/26/20	250	256,876

Wireless Telecommunication Services – 0.1%
Cricket Communications, Inc., 7.75%, 5/15/16	132	140,250

Total Corporate Bonds – 32.3%		35,115,370

Exchange-Traded Funds – 0.5%	Shares
iShares JPMorgan USD Emerging Markets Bond Fund (e)	5,000	533,150

Foreign Agency Obligations	Par (000)
Bank Nederlandse Gemeenten, 1.50%, 3/28/14 (a)	USD 235	233,411
Eksportfinans ASA, 0.50%, 4/05/13 (b)	200	200,000
Hydro Quebec, 8.40%, 1/15/22	225	304,953
Morgan Stanley Bank AG for OAO Gazprom,
9.63%, 3/01/13	300	340,800
Petrobras International Finance Co.:
3.88%, 1/27/16	453	456,028
5.75%, 1/20/20	690	711,827

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	79

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio
(Percentages shown are based on Net Assets)

Foreign Agency Obligations	Par (000)	Value
Russian Agricultural Bank OJSC Via RSHB Capital SA, 6.30%, 5/15/17	USD 230	$240,637

Total Foreign Agency Obligations – 2.3%		2,487,656

Foreign Government Obligations
Germany – 1.1%
Bundesrepublik Deutschland, 3.75%, 1/04/17	EUR 860	1,276,447

Greece – 0.1%
Hellenic Republic Government Bond, 3.60%, 7/20/16	125	108,539

Ireland – 0.1%
Ireland Government Bond, 4.50%, 4/18/20	125	120,019

Mexico – 0.2%
United Mexican States:
5.63%, 1/15/17	USD 100	110,300
5.13%, 1/15/20	75	78,450

		188,750

Portugal – 0.1%
Portugal Obrigacoes do Tesouro OT, 3.35%, 10/15/15	EUR 100	113,319

South Africa – 0.3%
Republic of South Africa, 5.50%, 3/09/20	USD 300	317,625

Total Foreign Government Obligations – 1.9%		2,124,699

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations – 10.0%
Adjustable Rate Mortgage Trust:
Series 2005-7, Class 4A1, 5.40%,
10/25/35 (b)	315	289,888
Series 2007-1, Class 3A21, 5.81%,
3/25/37 (b)	159	145,866
Arkle Master Issuer Plc,
Series 2010-1A, Class 2A, 1.46%,
2/17/15 (a)(b)	310	309,342
Banc of America Funding Corp.:
Series 2005-H, Class 2A1, 3.23%,
11/20/35 (b)	656	507,545
Series 2006-F, Class 1A1, 4.68%,
7/20/36 (b)	581	520,063
Bear Stearns Adjustable Rate Mortgage Trust:
Series 2004-8, Class 14A1, 5.39%,
11/25/34 (b)	747	693,991
Series 2005-1, Class 4A1, 5.27%,
3/25/35 (b)	377	337,201
Countrywide Alternative Loan Trust:
Series 2005-50CB, Class 1A1, 5.50%,
11/25/35	1,359	1,096,717
Series 2006-OA21, Class A1, 0.44%,
3/20/47 (b)	580	339,019
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2006-1, Class A2, 6.00%,
3/25/36	305	272,725
Credit Suisse Mortgage Capital Certificates:
Series 2006-5, Class 3A3, 6.50%,
6/25/36	863	512,795
Series 2006-8, Class 3A1, 6.00%,
10/25/21	311	258,208
GMAC Mortgage Corp. Loan Trust,
Series 2005-AR3, Class 5A1, 5.14%,
6/19/35 (b)	493	486,444
GSR Mortgage Loan Trust,
Series 2005-AR1, Class 2A1, 2.94%,
1/25/35 (b)	341	335,945
Harborview Mortgage Loan Trust:
Series 2005-8, Class 1A2A, 0.58%,
9/19/35 (b)	1,171	806,020
Series 2006-11, Class A1A, 0.42%,
12/19/36 (b)	509	336,680
Holmes Master Issuer Plc,
Series 2007-2A, Class 3A1,
0.38%, 7/15/21 (b)	250	249,265
IndyMac INDA Mortgage Loan Trust,
Series 2006-AR2, Class 4A1, 5.54%,
9/25/36 (b)	614	477,629
JPMorgan Mortgage Trust,
Series 2006-S2, Class 2A2, 5.88%,
7/25/36	187	184,314
Structured Adjustable Rate Mortgage Loan Trust:
Series 2007-3, Class 2A1, 5.51%,
4/25/47 (b)	499	359,389
Series 2007-3, Class 3A1, 5.39%,
4/25/47 (b)	457	323,533
Thornburg Mortgage Securities Trust,
Series 2006-4, Class A2B, 0.37%,
8/25/11-7/25/36 (b)	453	448,861
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR12, Class 1A8, 2.73%,
10/25/35 (b)	383	327,048
Wells Fargo Mortgage Backed Securities Trust:
Series 2006-AR18, Class 2A1, 5.44%,
11/25/36 (b)	368	311,452
Series 2006-AR4, Class 2A4, 5.63%,
4/25/36 (b)	950	898,627

		10,828,567

Commercial Mortgage-Backed Securities – 11.3%
Banc of America Commercial Mortgage, Inc.:
Series 2006-4, Class AM, 5.68%,
7/10/46	100	102,348
Series 2007-1, Class A4, 5.45%,
1/15/49	300	315,687
Series 2007-3, Class A2, 5.66%,
7/10/12 (b)	482	500,474
Series 2007-4, Class A4, 5.74%,
7/10/17 (b)	440	475,530
Bear Stearns Commercial Mortgage Securities,
Series 2005-PW10, Class AM, 5.45%,
12/15/15 (b)	40	41,191
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2006-CD3, Class A5, 5.62%,
10/15/48	650	698,687
Series 2007-CD5, Class A4, 5.89%,
8/15/17 (b)	750	811,422
Credit Suisse Mortgage Capital Certificates:
Series 2007-C2, Class A2, 5.45%,
1/15/49 (b)	489	495,554
Series 2007-C3, Class A2, 5.52%,
6/15/39 (b)	329	336,216
Extended Stay America Trust:
Series 2010-ESHA, Class A, 2.95%,
11/05/27 (a)	775	762,277

See Notes to Financial Statements.

80	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Series 2010-ESHA, Class C, 4.86%,
11/05/27 (a)	USD	400	$406,302
Greenwich Capital Commercial Funding Corp.:
Series 2006-GG7, Class AM, 5.89%,
7/10/38 (b)		180	186,818
Series 2007-GG9, Class A4, 5.44%,
1/10/17		450	476,308
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2007-CB18, Class A3, 5.45%,
6/12/47		290	298,388
Series 2007-CB18, Class A4, 5.44%,
1/12/17		450	474,518
Series 2007-CB19, Class A4, 5.74%,
4/12/17 (b)		450	481,914
Series 2007-LD11, Class A2, 5.80%,
7/15/12 (b)		500	515,873
LB-UBS Commercial Mortgage Trust:
Series 2007-C2, Class A3, 5.43%,
2/15/40		750	790,290
Series 2007-C6, Class A4, 5.86%,
7/15/40 (b)		250	266,088
Merrill Lynch Mortgage Trust,
Series 2007-C1, Class A4, 5.83%,
6/12/17 (b)		400	429,156
Morgan Stanley Capital I:
Series 1998-WF2, Class G, 6.34%,
7/15/30 (a)(b)		640	667,987
Series 2004-HQ4, Class A7, 4.97%,
4/14/40		250	265,612
Series 2007-IQ15, Class A2, 5.84%,
8/11/12 (b)		250	259,082
Morgan Stanley Reremic Trust,
Series 2010-GG10, Class A4A, 5.81%,
8/15/45 (a)(b)		110	118,836
RBSCF Trust,
Series 2010-RR3, Class WBTA, 5.90%,
4/16/17 (a)(b)		450	492,876
Titan Europe Plc/Ireland,
Series 2006-4FSX, Class A1, 4.82%,
9/03/14 (b)	GBP	49	77,758
Wachovia Bank Commercial Mortgage Trust:
Series 2007-C33, Class A4, 5.90%,
7/15/17 (b)	USD	720	770,992
Series 2007-C34, Class A3, 5.68%,
5/15/46		750	795,442

			12,313,626

Total Non-Agency Mortgage-Backed Securities – 21.3%			23,142,193

Preferred Securities
Capital Trusts
Capital Markets – 0.2%
Goldman Sachs Capital II,
5.79% (b)(f)		300	258,750
State Street Capital Trust IV,
1.31%, 6/15/37 (b)		20	16,503

			275,253

Commercial Banks – 0.1%
Fifth Third Capital Trust IV,
6.50%, 4/15/67 (b)		35	34,081
SunTrust Capital VIII,
6.10%, 12/15/66 (b)		20	19,500
Wachovia Capital Trust III,
5.57% (b)(f)		15	13,763

			67,344

	Par (000)/ Shares
Diversified Financial Services – 0.0%
ABN Amro North American Holding Preferred Capital Repackage Trust I,
6.52% (a)(b)(f)	USD	45	42,975
JPMorgan Chase Capital XXIII,
1.31%, 5/15/47 (b)		20	16,554

			59,529

Insurance – 0.2%
American International Group, Inc.,
8.18%, 5/15/68 (b)		35	37,669
Genworth Financial, Inc.,
6.15%, 11/15/66 (b)		30	23,700
Liberty Mutual Group, Inc.,
10.75%, 6/15/88 (a)(b)		25	32,500
Swiss Re Capital I LP,
6.85% (a)(b)(f)		40	39,142
XL Group Plc,
6.50% (b)(f)		55	50,463

			183,474

Total Capital Trusts – 0.5%			585,600

Preferred Stocks
Diversified Financial Services – 0.4%
Citigroup Capital XIII,
0.05%		13,000	356,200

Thrifts & Mortgage Finance – 0.0%
Fannie Mae,
0.05%		10,000	17,000

Total Preferred Stocks – 0.4%			373,200

Total Preferred Securities – 0.9%			958,800

Taxable Municipal Bonds	Par (000)
Chicago O’Hare International Airport RB, 6.40%,
1/01/40	USD	150	143,994
Los Angeles Department of Airports RB, 6.58%,
5/15/39		260	257,374
Metropolitan Transportation Authority, New York RB, 6.65%,
11/15/39		200	202,240
New York City Municipal Water Finance Authority RB:
5.72%, 6/15/42		100	98,758
5.38%, 6/15/43		120	121,120
5.50%, 6/15/43		145	148,938
University of California RB, 5.95%, 5/15/45		125	113,005

Total Taxable Municipal Bonds – 1.0%			1,085,429

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	81

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value
Agency Obligations – 0.9%
Fannie Mae:
5.25%, 9/15/16	USD	200	$226,406
6.63%, 11/15/30		100	126,260
Freddie Mac:
5.13%, 11/17/17		200	225,295
3.53%, 9/30/19		250	246,654
6.75%, 3/15/31		100	127,451

			952,066

Interest Only Collateralized Mortgage Obligations – 1.8%
Ginnie Mae:
Series 2010-120, Class AI, 4.50%,
1/20/38		1,859	345,053
Series 2010-158, Class MI, 4.50%,
11/16/39		2,234	398,936
Series 2010-165, Class IP, 4.00%,
4/20/38		1,584	287,306
Series 2010-87, Class HI, 4.50%,
11/20/38		2,290	418,003
Series 2010-98, Class HI, 5.00%,
3/20/38		873	151,525
Series 2011-25, Class IO, 5.00%,
3/20/38		995	164,497
Series 2011-7, Class DI, 4.50%,
12/20/40		1,586	246,566

			2,011,886

Mortgage-Backed Securities – 98.0%
Fannie Mae Mortgage-Backed Securities:
3.50%, 1/01/26		1,081	1,085,504
5.50%, 4/01/26-4/01/41 (g)		35,422	37,924,870
5.00%, 6/01/40-4/01/41 (g)		11,661	12,202,678
4.00%, 9/01/40-4/01/41 (g)		11,475	11,296,226
4.50%, 4/01/41 (g)		17,100	17,399,250
Freddie Mac Mortgage-Backed Securities:
5.00%, 7/01/35-4/01/41 (g)		16,167	16,906,232
4.50%, 2/01/41-4/01/41 (g)		3,789	3,851,321
Ginnie Mae Mortgage-Backed Securities:
3.50%, 4/01/41 (g)		1,000	953,437
4.00%, 4/01/41 (g)		2,000	2,001,875
4.50%, 4/01/41 (g)		3,000	3,097,500

			106,718,893

Total U.S. Government Sponsored Agency Securities – 100.7%			109,682,845

U.S. Treasury Obligations
U.S. Treasury Bonds:
4.63%, 2/15/40 (h)		320	326,300
4.38%, 5/15/40 (i)		50	48,883
3.88%, 8/15/40 (i)		110	98,433
4.75%, 2/15/41 (h)		1,460	1,517,487
U.S. Treasury Notes:
0.88%, 2/29/12 (i)		1,140	1,145,962
0.38%, 10/31/12		590	588,041
0.50%, 11/30/12 (h)(i)		6,600	6,586,081
0.63%, 12/31/12		13	12,489
1.38%, 2/15/13		890	900,534
0.75%, 9/15/13		200	198,734
2.38%, 2/28/15 (h)		530	542,921
3.00%, 2/28/17		530	542,256
2.75%, 2/28/18		195	193,522
3.63%, 2/15/20-2/15/21 (h)		1,880	1,927,936

Total U.S. Treasury Obligations – 13.4%			14,629,579

Total Long-Term Investments (Cost – $199,752,386) – 185.3%			201,700,075

Short-Term Securities
Borrowed Bond Agreements – 7.7%
Bank of America, N.A., 0.13%, Open		176	176,225
Bank of America, N.A., 0.15%, Open		153	152,800
Barclays Bank Plc, 0.00%, Open	EUR	94	132,685
Barclays Bank Plc, 0.10%, Open		87	123,296
Barclays Bank Plc, 0.19%, Open	USD	2,113	2,113,125
Barclays Bank Plc, 0.30%, Open	EUR	897	1,271,222
Barclays Bank Plc, 0.30%, Open		892	1,264,314
Barclays Bank Plc, 0.55%, 4/07/11		901	1,276,750
Credit Suisse International, 0.02%, 4/01/11	USD	576	575,594
Credit Suisse International, 0.12%, Open		157	156,956
Credit Suisse International, 0.15%, Open	EUR	46	64,925
Deutsche Bank AG, 0.00%, 4/01/11	USD	315	315,000
Deutsche Bank AG, 0.15%, Open		765	764,550
Deutsche Bank AG, 0.21%, 4/15/11		10	9,662

Total Short-Term Securities (Cost – $8,316,716) – 7.7%			8,397,104

Options Purchased	Contracts
Exchange-Traded Call Options Purchased – 0.0%
U.S. Treasury Notes (10 Year), Strike Price USD
119.50, Expires 5/20/11		3	516
U.S. Treasury Notes (10 Year), Strike Price USD
120, Expires 5/20/11		36	28,688

			29,204

Exchange-Traded Put Options Purchased – 0.1%
Euro Dollar (1 Year) Mid-Curve, Strike Price USD
98.25, Expires 9/16/11		122	88,450
Euro Dollar (1 Year) Mid-Curve, Strike Price USD
98.50, Expires 9/16/11		51	45,262
U.S. Treasury Notes (10 Year), Strike Price USD
119.50, Expires 5/20/11		3	1,922
U.S. Treasury Notes (5 Year), Strike Price USD
117, Expires 5/20/11		11	10,226

			145,860

Over-the-Counter Call Options Purchased – 0.1%
HKD Currency, Strike Price USD 7.70, Expires 11/10/11, Broker HSBC Securities, Inc.		902	1,879
HKD Currency, Strike Price USD 7.70, Expires 11/10/11, Broker HSBC Securities, Inc.		450	937
PLN Currency, Strike Price CZK 6.50, Expires 4/12/11, Broker HSBC Securities, Inc.		62	0
USD Currency, Strike Price ILS 4.00, Expires 7/15/11, Broker HSBC Securities, Inc.		85	136
USD Currency, Strike Price JPY 84, Expires 6/27/11, Broker Morgan Stanley Capital Services, Inc.		167	26,720
USD Currency, Strike Price JPY 84, Expires 6/27/11, Broker UBS AG		84	13,360

See Notes to Financial Statements.

82	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio
(Percentages shown are based on Net Assets)

Options Purchased	Contracts		Value
Over-the-Counter Call Options Purchased (concluded)
USD Currency, Strike Price JPY 86, Expires
5/20/11, Broker Citibank, N.A.		91	$3,767
USD Currency, Strike Price JPY 86, Expires
5/20/11, Broker Deutsche Bank AG		91	3,767
USD Currency, Strike Price JPY 86, Expires
5/20/11, Broker Royal Bank of Scotland Plc		132	5,486
USD Currency, Strike Price JPY 86, Expires
6/27/11, Broker Citibank, N.A.		70	5,984
USD Currency, Strike Price JPY 86, Expires
6/27/11, Broker Deutsche Bank AG		181	15,584
USD Currency, Strike Price TRY 1.63, Expires
6/01/11, Broker UBS AG		63	3,447

			81,067

Over-the-Counter Put Options Purchased – 0.0%
EUR Currency, Strike Price USD 1.32, Expires
5/19/11, Broker Deutsche Bank AG		199	2,595
EUR Currency, Strike Price USD 1.32, Expires
5/19/11, Broker Royal Bank of Scotland Plc		199	2,595
PLN Currency, Strike Price CZK 6.09, Expires
4/12/11, Broker HSBC Securities, Inc.		45	675

			5,865

	Notional Amount (000)
Over-the-Counter Call Swaptions Purchased – 0.7%
Receive a fixed rate of 1.758% and pay a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG	USD	2,800	17,570
Receive a fixed rate of 160% CDS on CDX.NA.IG Series 16 Version 1 and pay a floating rate based on 3-month LIBOR, Expires 9/21/11, Broker Credit Suisse International		13,000	39,056
Receive a fixed rate of 3.115% and pay a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG		900	5,907
Receive a fixed rate of 3.350% and pay a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker Citibank, N.A.		1,200	17,861
Receive a fixed rate of 3.455% and pay a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker UBS AG		3,200	55,035
Receive a fixed rate of 3.535% and pay a floating rate based on 3-month LIBOR, Expires 12/01/11, Broker Citibank, N.A.		2,000	33,378
Receive a fixed rate of 3.630% and pay a floating rate based on 3-month LIBOR, Expires 12/02/11, Broker Deutsche Bank AG		1,000	19,793
Receive a fixed rate of 3.703% and pay a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International		2,400	56,332
Receive a fixed rate of 3.855% and pay a floating rate based on 3-month LIBOR, Expires 5/19/11, Broker JPMorgan Chase Bank, N.A.		1,800	46,283
Receive a fixed rate of 3.880% and pay a floating rate based on 3-month LIBOR, Expires 10/28/13, Broker Deutsche Bank AG		700	20,308
Receive a fixed rate of 3.930% and pay a floating rate based on 3-month LIBOR, Expires 1/13/12, Broker Deutsche Bank AG		800	25,349
Receive a fixed rate of 3.990% and pay a floating rate based on 3-month LIBOR, Expires 1/12/12, Broker UBS AG		500	17,190
Receive a fixed rate of 4.070% and pay a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Morgan Stanley Capital Services, Inc.		2,000	75,178
Receive a fixed rate of 4.190% and pay a floating rate based on 3-month LIBOR, Expires 3/05/12, Broker Credit Suisse International		1,200	52,356
Receive a fixed rate of 4.250% and pay a floating rate based on 3-month LIBOR, Expires 1/14/13, Broker Morgan Stanley Capital Services, Inc.		700	29,345
Receive a fixed rate of 4.290% and pay a floating rate based on 3-month LIBOR, Expires 2/06/12, Broker UBS AG		800	39,429
Receive a fixed rate of 4.330% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker UBS AG		600	30,873
Receive a fixed rate of 4.340% and pay a floating rate based on 3-month LIBOR, Expires 2/10/12, Broker JPMorgan Chase Bank, N.A.		400	20,717
Receive a fixed rate of 4.388% and pay a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank, N.A.		400	20,975
Receive a fixed rate of 5.200% and pay a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker Citibank, N.A.		1,400	101,586

			724,521

Over-the-Counter Put Swaptions Purchased – 1.1%
Pay a fixed rate of 1.758% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		2,800	22,750
Pay a fixed rate of 2.500% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		1,400	5,724
Pay a fixed rate of 2.550% and receive a floating rate based on 3-month LIBOR, Expires 6/02/11, Broker JPMorgan Chase Bank, N.A.		2,900	25,778
Pay a fixed rate of 2.700% and receive a floating rate based on 3-month LIBOR, Expires 6/24/11, Broker Citibank, N.A.		2,900	24,079
Pay a fixed rate of 3.115% and receive a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG		900	62,937
Pay a fixed rate of 3.350% and receive a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker Citibank, N.A.		1,200	112,147
Pay a fixed rate of 3.455% and receive a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker UBS AG		3,200	279,156
Pay a fixed rate of 3.535% and receive a floating rate based on 3-month LIBOR, Expires 12/01/11, Broker Citibank, N.A.		2,000	94,903
Pay a fixed rate of 3.630% and receive a floating rate based on 3-month LIBOR, Expires 12/02/11, Broker Deutsche Bank AG		1,000	42,626
Pay a fixed rate of 3.703% and receive a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International		2,400	159,314
Pay a fixed rate of 3.855% and receive a floating rate based on 3-month LIBOR, Expires 5/19/11, Broker JPMorgan Chase Bank, N.A.		1,800	10,632

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	83

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio
(Percentages shown are based on Net Assets)

Options Purchased	Notional Amount (000)		Value
Over-the-Counter Put Swaptions Purchased (concluded)
Pay a fixed rate of 3.880% and receive a floating rate based on 3-month LIBOR, Expires 10/28/13, Broker Deutsche Bank AG	USD	700	$62,981
Pay a fixed rate of 3.930% and receive a floating rate based on 3-month LIBOR, Expires 1/13/12, Broker Deutsche Bank AG		800	27,360
Pay a fixed rate of 3.990% and receive a floating rate based on 3-month LIBOR, Expires 1/12/12, Broker UBS AG		500	15,837
Pay a fixed rate of 4.070% and receive a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Morgan Stanley Capital Services, Inc.		2,000	73,865
Pay a fixed rate of 4.150% and receive a floating rate based on 3-month LIBOR, Expires 5/24/11, Broker JPMorgan Chase Bank, N.A.		4,900	9,639
Pay a fixed rate of 4.190% and receive a floating rate based on 3-month LIBOR, Expires 3/05/12, Broker Credit Suisse International		1,200	35,991
Pay a fixed rate of 4.250% and receive a floating rate based on 3-month LIBOR, Expires 1/14/13, Broker Morgan Stanley Capital Services, Inc.		700	38,196
Pay a fixed rate of 4.290% and receive a floating rate based on 3-month LIBOR, Expires 2/06/12, Broker UBS AG		800	19,260
Pay a fixed rate of 4.330% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker UBS AG		600	13,807
Pay a fixed rate of 4.340% and receive a floating rate based on 3-month LIBOR, Expires 2/10/12, Broker JPMorgan Chase Bank, N.A.		400	9,244
Pay a fixed rate of 4.388% and receive a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank, N.A.		400	11,831
Pay a fixed rate of 5.200% and receive a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker Citibank, N.A.		1,400	80,306

			1,238,363

Total Options Purchased (Cost – $2,399,287) – 2.0%			2,224,880

Total Investments Before TBA Sale Commitments, Options Written and Borrowed Bonds (Cost – $210,468,389*) – 195.0%			212,322,059

TBA Sale Commitments (g)	Par (000)
Fannie Mae Mortgage-Backed Securities:
3.50%, 4/01/26		1,000	(1,003,125)
4.00%, 4/01/41		11,100	(10,919,625)
4.50%, 4/01/41		700	(712,250)
5.00%, 4/01/41		11,000	(11,484,344)
5.50%, 4/01/41		25,400	(27,151,937)
Freddie Mac Mortgage-Backed Securities:
4.50%, 4/01/41		3,800	(3,857,565)
5.00%, 4/01/41		16,500	(17,201,250)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 4/01/41		1,000	(953,437)
4.00%, 4/01/41		2,000	(2,001,875)
4.50%, 4/01/41		3,000	(3,097,500)

Total TBA Sale Commitments (Proceeds – $78,258,961) – (72.0)%			(78,382,908)

Options Written	Contracts
Exchange-Traded Call Options Written – 0.0%
U.S. Treasury Notes (10 Year), Strike Price USD 121, Expires 5/20/11		36	$(17,437)
U.S. Treasury Notes (10 Year), Strike Price USD 122, Expires 5/20/11		36	(9,562)

			(26,999)

Exchange-Traded Put Options Written – (0.1)%
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 97.75, Expires 9/16/11		122	(44,225)
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 98, Expires 9/16/11		51	(26,775)
U.S. Treasury Notes (5 Year), Strike Price USD 115.50, Expires 5/20/11		22	(7,906)

			(78,906)

Over-the-Counter Call Options Written – 0.0%
HKD Currency, Strike Price USD 7.30, Expires 11/10/11, Broker HSBC Securities, Inc.		902	(12)
HKD Currency, Strike Price USD 7.30, Expires 11/10/11, Broker HSBC Securities, Inc.		450	(6)
PLN Currency, Strike Price CZK 6.50, Expires 4/12/11, Broker HSBC Securities, Inc.		45	0
USD Currency, Strike Price ILS 4.20, Expires 7/15/11, Broker HSBC Securities, Inc.		85	(9)
USD Currency, Strike Price JPY 84, Expires 6/27/11, Broker Citibank, N.A.		70	(11,120)
USD Currency, Strike Price JPY 84, Expires 6/27/11, Broker Deutsche Bank AG		181	(28,960)
USD Currency, Strike Price TRY 1.63, Expires 6/01/11, Broker JPMorgan Chase Bank, N.A.		45	(2,216)

			(42,323)

Over-the-Counter Put Options Written – 0.0%
PLN Currency, Strike Price CZK 6.09, Expires 4/12/11, Broker HSBC Securities, Inc.		62	(1,001)

			(1,001)

	Notional Amount (000)
Over-the-Counter Call Swaptions Written – (1.0)%
Pay a fixed rate of 2.070% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker UBS AG		USD 1,900	(18,978)
Pay a fixed rate of 3.210% and receive a floating rate based on 3-month LIBOR, Expires 8/28/12, Broker UBS AG		900	(10,613)

See Notes to Financial Statements.

84	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)		Value
Over-the-Counter Call Swaptions Written (continued)
Pay a fixed rate of 3.440% and receive a floating rate based on 3-month LIBOR, Expires 10/21/13, Broker Deutsche Bank AG	EUR	400	$(10,389)
Pay a fixed rate of 3.773% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG	USD	1,000	(25,664)
Pay a fixed rate of 3.810% and receive a floating rate based on 3-month LIBOR, Expires 12/09/11, Broker UBS AG		800	(21,293)
Pay a fixed rate of 3.820% and receive a floating rate based on 3-month LIBOR, Expires 12/08/11, Broker JPMorgan Chase Bank, N.A.		1,000	(27,018)
Pay a fixed rate of 3.825% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank, N.A.		700	(19,139)
Pay a fixed rate of 3.830% and receive a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker Citibank, N.A.		300	(8,282)
Pay a fixed rate of 3.853% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG		400	(11,407)
Pay a fixed rate of 3.855% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker Deutsche Bank AG		1,400	(39,489)
Pay a fixed rate of 3.885% and receive a floating rate based on 3-month LIBOR, Expires 1/04/12, Broker Credit Suisse International		800	(23,921)
Pay a fixed rate of 3.896% and receive a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker UBS AG		1,700	(51,616)
Pay a fixed rate of 4.000% and receive a floating rate based on 3-month LIBOR, Expires 1/05/12, Broker JPMorgan Chase Bank, N.A.		600	(20,948)
Pay a fixed rate of 4.010% and receive a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker Deutsche Bank AG		900	(31,708)
Pay a fixed rate of 4.015% and receive a floating rate based on 3-month LIBOR, Expires 3/26/12, Broker UBS AG		800	(28,227)
Pay a fixed rate of 4.020% and receive a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG		1,100	(39,256)
Pay a fixed rate of 4.030% and receive a floating rate based on 3-month LIBOR, Expires 12/06/12, Broker UBS AG		600	(20,441)
Pay a fixed rate of 4.050% and receive a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Deutsche Bank AG		700	(25,227)
Pay a fixed rate of 4.070% and receive a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker Deutsche Bank AG		1,600	(55,608)
Pay a fixed rate of 4.075% and receive a floating rate based on 3-month LIBOR, Expires 2/01/12, Broker UBS AG		900	(34,549)
Pay a fixed rate of 4.140% and receive a floating rate based on 3-month LIBOR, Expires 6/15/12, Broker Deutsche Bank AG		2,000	(79,570)
Pay a fixed rate of 4.410% and receive a floating rate based on 3-month LIBOR, Expires 1/24/13, Broker UBS AG		500	(24,322)
Pay a fixed rate of 4.520% and receive a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG		700	(37,023)
Pay a fixed rate of 4.920% and receive a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker Deutsche Bank AG		2,000	(144,180)
Pay a fixed rate of 5.000% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank, N.A.		900	(67,512)
Pay a fixed rate of 5.020% and receive a floating rate based on 3-month LIBOR, Expires 2/14/14, Broker Citibank, N.A.		500	(34,940)
Pay a fixed rate of 5.060% and receive a floating rate based on 3-month LIBOR, Expires 2/11/14, Broker Deutsche Bank AG		1,500	(107,764)
Pay a fixed rate of 5.070% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Deutsche Bank AG		1,100	(79,552)
Pay a fixed rate of 5.140% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Credit Suisse International		400	(30,233)

			(1,128,869)

Over-the-Counter Put Swaptions Written – (1.4)%
Receive a fixed rate of 160% CDS on CDX.NA.IG Series 16 Version 1 and pay a floating rate based on 3-month LIBOR, Expires 9/21/11, Broker Credit Suisse International		13,000	(28,700)
Receive a fixed rate of 2.070% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker UBS AG		1,900	(12,152)
Receive a fixed rate of 2.150% and pay a floating rate based on 3-month LIBOR, Expires 4/26/11, Broker Deutsche Bank AG		1,100	(18,273)
Receive a fixed rate of 2.550% and pay a floating rate based on 3-month LIBOR, Expires 6/02/11, Broker Citibank, N.A.		2,900	(25,778)
Receive a fixed rate of 3.200% and pay a floating rate based on 3-month LIBOR, Expires 3/02/12, Broker JPMorgan Chase Bank, N.A.		2,900	(58,817)
Receive a fixed rate of 3.210% and pay a floating rate based on 3-month LIBOR, Expires 8/28/12, Broker UBS AG		900	(87,369)
Receive a fixed rate of 3.440% and pay a floating rate based on 3-month LIBOR, Expires 10/21/13, Broker Deutsche Bank AG	EUR	400	(43,959)
Receive a fixed rate of 3.773% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG	USD	1,000	(72,783)
Receive a fixed rate of 3.810% and pay a floating rate based on 3-month LIBOR, Expires 12/09/11, Broker UBS AG		800	(28,069)
Receive a fixed rate of 3.820% and pay a floating rate based on 3-month LIBOR, Expires 12/08/11, Broker JPMorgan Chase Bank, N.A.		1,000	(34,555)
Receive a fixed rate of 3.825% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank, N.A.		700	(24,265)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	85

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio
(Percentages shown are based on Net Assets)

Options Written		Notional Amount (000)	Value
Over-the-Counter Put Swaptions Written (continued)
Receive a fixed rate of 3.830% and pay a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker Citibank, N.A.	USD	300	$(17,835)
Receive a fixed rate of 3.853% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG		400	(13,392)
Receive a fixed rate of 3.855% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker Deutsche Bank AG		1,400	(96,104)
Receive a fixed rate of 3.885% and pay a floating rate based on 3-month LIBOR, Expires 1/04/12, Broker Credit Suisse International		800	(27,844)
Receive a fixed rate of 3.896% and pay a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker UBS AG		1,700	(72,807)
Receive a fixed rate of 4.000% and pay a floating rate based on 3-month LIBOR, Expires 1/05/12, Broker JPMorgan Chase Bank, N.A.		600	(18,315)
Receive a fixed rate of 4.010% and pay a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker Deutsche Bank AG		900	(29,935)
Receive a fixed rate of 4.015% and pay a floating rate based on 3-month LIBOR, Expires 3/26/12, Broker UBS AG		800	(30,904)
Receive a fixed rate of 4.020% and pay a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG		1,100	(36,167)
Receive a fixed rate of 4.030% and pay a floating rate based on 3-month LIBOR, Expires 12/06/12, Broker UBS AG		600	(36,891)
Receive a fixed rate of 4.050% and pay a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Deutsche Bank AG		700	(31,901)
Receive a fixed rate of 4.070% and pay a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker Deutsche Bank AG		1,600	(119,191)
Receive a fixed rate of 4.075% and pay a floating rate based on 3-month LIBOR, Expires 2/01/12, Broker UBS AG		900	(27,540)
Receive a fixed rate of 4.140% and pay a floating rate based on 3-month LIBOR, Expires 6/15/12, Broker Deutsche Bank AG		2,000	(83,617)
Receive a fixed rate of 4.410% and pay a floating rate based on 3-month LIBOR, Expires 1/24/13, Broker UBS AG		500	(24,707)
Receive a fixed rate of 4.468% and pay a floating rate based on 3-month LIBOR, Expires 8/05/15, Broker JPMorgan Chase Bank, N.A.		2,100	(95,380)
Receive a fixed rate of 4.520% and pay a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG		700	(33,479)
Receive a fixed rate of 4.920% and pay a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker Deutsche Bank AG		2,000	(70,381)
Receive a fixed rate of 5.000% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank, N.A.		900	(32,069)
Receive a fixed rate of 5.020% and pay a floating rate based on 3-month LIBOR, Expires 2/14/14, Broker Citibank, N.A.		500	(24,631)
Receive a fixed rate of 5.060% and pay a floating rate based on 3-month LIBOR, Expires 2/11/14, Broker Deutsche Bank AG		1,500	(71,725)
Receive a fixed rate of 5.070% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Deutsche Bank AG		1,100	(52,218)
Receive a fixed rate of 5.140% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Credit Suisse International		400	(18,149)

			(1,499,902)

Total Options Written
(Premiums Received – $2,914,841) – (2.5)%			(2,778,000)

Borrowed Bonds		Par (000)
Banco Espirito Santo SA, 3.88%, 1/21/15	EUR	100	(118,944)
UniCredit SpA, 3.95%, 2/01/16		50	(66,382)
France Government Bond O.A.T., 3.75%, 4/25/17		840	(1,227,822)
Portugal Obrigacoes do Tesouro OT, 4.20%, 10/15/16		50	(56,404)
Spain Government Bonds, 3.25%, 4/30/16		1,835	(2,465,397)
U.S. Treasury Bonds, 4.25%, 11/15/40	USD	515	(492,549)
U.S. Treasury Notes, 0.63%, 7/31/12-1/31/13		2,190	(2,194,605)
2.13%, 2/29/16		1,410	(1,405,594)
2.63%, 8/15/20-11/15/20		325	(304,066)

Total Borrowed Bonds (Proceeds – $8,198,884) – (7.7)%			(8,331,763)

Total Investments Net of TBA Sale Commitments, Options Written and Borrowed Bonds – 112.8%			122,829,388

Liabilities in Excess of Other Assets – (12.8)%			(13,960,583)

Net Assets – 100.0%			$108,868,805

See Notes to Financial Statements.

86	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$210,613,236

Gross unrealized appreciation	$2,756,512
Gross unrealized depreciation	(1,047,689)

Net unrealized appreciation	$1,708,823

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Security, or a portion thereof, has been pledged as collateral for swap contracts.
(d)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.
(e)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2010	Net Activity	Shares Held at March 31, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	14,380,994	(14,380,994)	–	$16	$6,211
iShares JPMorgan USD Emerging Markets Bond Fund	5,000	–	5,000	–	$19,448

(f)	Security is perpetual in nature and has no stated maturity date.
(g)	Represents or includes a TBA transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
BNP Paribas	$953,438	$5,156
Citibank, N.A.	$1,225,188	$(57,047)
Credit Suisse International	$5,056,781	$(21,976)
Deutsche Bank AG	$(4,469,625)	$(11,219)
Goldman Sachs Bank USA	$(4,557,345)	$(27,744)
JPMorgan Chase Bank, N.A.	$13,880,250	$101,078
Morgan Stanley Capital Services, Inc.	$(4,721,438)	$(14,328)
Nomura Securities International, Inc.	$(3,122,813)	$(1,250)
Royal Bank of Scotland Plc	$29,656	$63
Wells Fargo & Co.	$(202,438)	$320

(h)	All or a portion of security pledged as collateral in connection with open financial futures contracts.
(i)	All or a portion of security pledged as collateral for reverse repurchase agreements.

•	Reverse repurchase agreements outstanding as of March 31, 2011 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Deutsche Bank AG	0.21%	3/14/11	4/15/11	$524,635	$524,538
Deutsche Bank AG	0.21%	3/14/11	4/15/11	$3,995,746	3,995,000
BNP Paribas	0.17%	3/31/11	04/15/11	$1,147,206	1,147,125

Total					$5,666,663

•	Foreign currency exchange contracts as of March 31, 2011 were as follows:

	Currency Purchased		Currency Sold	Counterparty		Settlement Date	Unrealized Appreciation (Depreciation)
PLN	1,000	USD	353		Citibank, N.A.	4/04/11	$(1)
CHF	376,312	USD	407,000		UBS AG	4/11/11	2,731
IDR	783,270,000	USD	90,000		HSBC Securities, Inc.	4/11/11	(205)
IDR	1,121,778,300	USD	127,000		HSBC Securities, Inc.	4/11/11	1,601
JPY	32,875,909	USD	418,000		Citibank, N.A.	4/11/11	(22,738)
JPY	20,699,625	USD	250,000		Citibank, N.A.	4/11/11	(1,131)
JPY	34,718,340	USD	419,000		HSBC Securities, Inc.	4/11/11	(1,586)
JPY	34,908,859	USD	419,000		Morgan Stanley Capital Services, Inc.	4/11/11	704
JPY	34,523,086	USD	419,000		UBS AG	4/11/11	(3,934)
JPY	17,621,440	USD	212,000		UBS AG	4/11/11	(140)
NZD	105,000	USD	79,375		HSBC Securities, Inc.	4/11/11	683
USD	407,000	CHF	377,790		UBS AG	4/11/11	(4,339)
USD	165,319	IDR	1,498,782,660		HSBC Securities, Inc.	4/11/11	(6,503)
USD	78,443	IDR	714,221,000		HSBC Securities, Inc.	4/11/11	(3,436)
USD	423,000	JPY	35,027,361		Citibank, N.A.	4/11/11	1,871
USD	407,000	JPY	33,263,418		HSBC Securities, Inc.	4/11/11	7,078
USD	844,000	JPY	69,785,296		JPMorgan Capital Services, Inc.	4/11/11	4,981
USD	124,832	NZD	169,000		HSBC Securities, Inc.	4/11/11	(4,024)
USD	90,000	NZD	118,273		HSBC Securities, Inc.	4/11/11	(178)
AUD	224,844	USD	223,000		Royal Bank of Scotland Plc	4/12/11	9,224
CLP	55,706,000	USD	112,000		Morgan Stanley Capital Services, Inc.	4/12/11	4,479
CLP	50,100,000	USD	100,000		Morgan Stanley Capital Services, Inc.	4/12/11	4,757
USD	112,000	AUD	115,126		Morgan Stanley Capital Services, Inc.	4/12/11	(6,904)
USD	100,000	AUD	102,149		Morgan Stanley Capital Services, Inc.	4/12/11	(5,502)
USD	99,058	CLP	47,127,000		Morgan Stanley Capital Services, Inc.	4/12/11	518
USD	122,500	CLP	58,310,000		UBS AG	4/12/11	576
HKD	2,689,000	USD	345,331		HSBC Securities, Inc.	4/14/11	405
NZD	64,000	USD	48,203		Royal Bank of Scotland Plc	4/14/11	594
USD	216,060	GBP	138,500		Citibank, N.A.	4/14/11	(6,088)
USD	131,186	GBP	81,500		Deutsche Bank AG	4/14/11	464
USD	113,292	GBP	70,000		Deutsche Bank AG	4/14/11	1,015
USD	71,641	GBP	44,500		Royal Bank of Scotland Plc	4/14/11	265
USD	345,740	HKD	2,689,000		Royal Bank of Scotland Plc	4/14/11	4

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	87

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio

	Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	404,000	JPY	33,155,270	UBS AG	4/14/11	$5,379
CNY	2,878,010	USD	441,000	HSBC Securities, Inc.	4/18/11	(1,085)
CNY	2,886,345	USD	441,000	HSBC Securities, Inc.	4/18/11	189
CNY	2,031,275	USD	310,000	HSBC Securities, Inc.	4/18/11	488
USD	477,089	CNY	3,134,000	HSBC Securities, Inc.	4/18/11	(1,954)
AUD	158,798	CAD	159,000	UBS AG	4/19/11	(65)
AUD	158,109	MXN	1,944,000	Citibank, N.A.	4/19/11	11
MXN	1,774,618	CAD	145,000	Deutsche Bank AG	4/19/11	(568)
EUR	76,000	HUF	20,880,240	Citibank, N.A.	4/21/11	(3,326)
HUF	49,408,690	EUR	185,000	Royal Bank of Scotland Plc	4/21/11	558
HUF	32,004,200	USD	170,000	HSBC Securities, Inc.	4/21/11	122
RUB	2,294,000	USD	75,960	HSBC Securities, Inc.	4/21/11	4,586
RUB	4,015,000	USD	132,859	HSBC Securities, Inc.	4/21/11	8,114
USD	135,000	HUF	27,830,588	HSBC Securities, Inc.	4/21/11	(12,937)
USD	75,000	HUF	15,402,000	HSBC Securities, Inc.	4/21/11	(6,871)
USD	170,000	RUB	4,846,700	HSBC Securities, Inc.	4/21/11	(175)
CNY	10,673,168	USD	1,628,000	Royal Bank of Scotland Plc	4/25/11	4,045
USD	986,045	CNY	6,463,168	RBC Dain Rauscher, Inc.	4/25/11	(2,245)
USD	642,258	CNY	4,210,000	Royal Bank of Scotland Plc	4/25/11	(1,498)
CAD	358,398	AUD	367,000	UBS AG	4/27/11	(8,891)
MXN	844,143	AUD	70,000	UBS AG	4/27/11	(1,374)
USD	2,429,088	EUR	1,775,000	Citibank, N.A.	4/27/11	(85,180)
USD	328,162	EUR	240,000	Citibank, N.A.	4/27/11	(11,795)
USD	131,059	EUR	96,000	Citibank, N.A.	4/27/11	(4,924)
USD	63,986	EUR	47,000	Citibank, N.A.	4/27/11	(2,589)
USD	188,697	EUR	138,500	Deutsche Bank AG	4/27/11	(7,487)
EUR	120,000	USD	165,865	JPMorgan Chase Bank, N.A.	4/27/11	4,113
EUR	240,000	USD	328,963	Citibank, N.A.	5/06/11	10,932
USD	77,486	EUR	55,000	Deutsche Bank AG	5/06/11	(407)
EUR	80,000	JPY	9,138,872	Citibank, N.A.	5/11/11	3,391
EUR	115,000	JPY	13,208,543	Deutsche Bank AG	5/11/11	4,016
JPY	13,000,750	EUR	115,000	Citibank, N.A.	5/11/11	(6,515)
JPY	8,919,816	EUR	80,000	Citibank, N.A.	5/11/11	(6,026)
ZAR	1,663,000	USD	230,905	UBS AG	5/12/11	14,919
JPY	22,031,075	USD	275,000	Citibank, N.A.	5/16/11	(10,067)
USD	275,000	JPY	21,503,075	BNP Paribas	5/16/11	16,416
JPY	13,782,720	USD	168,000	HSBC Securities, Inc.	5/16/11	(2,292)
USD	109,100	EUR	81,000	UBS AG	5/18/11	(5,586)
JPY	25,987,196	KRW	345,058,000	UBS AG	5/19/11	(1,046)
KRW	286,198,500	JPY	21,305,786	HSBC Securities, Inc.	5/19/11	3,857
KRW	184,356,000	JPY	13,344,625	UBS AG	5/19/11	7,049
CZK	1,118,000	EUR	46,140	Citibank, N.A.	5/20/11	(781)
CZK	2,917,035	SEK	1,065,000	JPMorgan Chase Bank, N.A.	5/20/11	125
EUR	81,463	GBP	70,000	HSBC Securities, Inc.	5/20/11	3,116
EUR	81,001	NOK	641,000	Deutsche Bank AG	5/20/11	(902)
EUR	73,215	NOK	580,000	UBS AG	5/20/11	(926)
NOK	636,000	CZK	1,932,219	Deutsche Bank AG	5/20/11	3,132
SEK	2,250,000	CZK	6,138,968	Deutsche Bank AG	5/20/11	1,109
USD	128,243	SEK	836,500	Citibank, N.A.	5/20/11	(3,932)
EUR	285,316	HUF	78,443,497	Deutsche Bank AG	5/25/11	(11,152)
EUR	243,280	NOK	1,930,037	Deutsche Bank AG	5/25/11	(3,510)
EUR	110,000	PLN	443,630	Royal Bank of Scotland Plc	5/25/11	252
HUF	36,628,619	PLN	523,000	Royal Bank of Scotland Plc	5/25/11	10,524
NOK	2,508,000	EUR	324,807	Royal Bank of Scotland Plc	5/25/11	(7,720)
PLN	522,000	EUR	132,675	Royal Bank of Scotland Plc	5/25/11	(4,886)
PLN	612,982	EUR	154,000	UBS AG	5/25/11	(3,191)
CHF	138,000	GBP	93,439	UBS AG	5/26/11	522
GBP	129,461	CHF	188,000	UBS AG	5/26/11	2,763
CNY	4,044,880	USD	620,000	UBS AG	5/31/11	(434)
MYR	948,476	USD	309,000	HSBC Securities, Inc.	5/31/11	2,784
MYR	1,607,356	USD	525,000	HSBC Securities, Inc.	5/31/11	3,372
USD	309,000	CNY	2,024,815	HSBC Securities, Inc.	5/31/11	(1,147)
USD	525,000	CNY	3,431,705	HSBC Securities, Inc.	5/31/11	(644)
USD	219,749	JPY	18,405,690	Citibank, N.A.	5/31/11	(1,610)
USD	620,000	MYR	1,878,910	UBS AG	5/31/11	2,363
USD	229,080	ZAR	1,707,680	Royal Bank of Scotland Plc	6/06/11	(20,814)
EUR	100,000	GBP	87,834	Citibank, N.A.	6/08/11	755
GBP	196,000	EUR	234,378	Royal Bank of Scotland Plc	6/08/11	(17,579)
NZD	231,217	USD	167,769	Deutsche Bank AG	6/24/11	7,645
NZD	278,000	ZAR	1,452,058	Royal Bank of Scotland Plc	6/29/11	(961)
NZD	278,000	ZAR	1,449,006	Royal Bank of Scotland Plc	6/29/11	(515)
ZAR	2,145,000	NZD	412,938	Royal Bank of Scotland Plc	6/29/11	(305)
USD	47,967	NZD	64,000	Royal Bank of Scotland Plc	7/07/11	(587)
CNY	3,134,000	USD	479,829	HSBC Securities, Inc.	7/27/11	1,755

See Notes to Financial Statements.

88	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CNY	4,090,000	USD	608,088	HSBC Securities, Inc.	7/27/11	$ 20,399
USD	1,342,240	CNY	8,992,740	HSBC Securities, Inc.	7/27/11	(39,622)
USD	53,596	CNY	354,000	HSBC Securities, Inc.	7/27/11	(801)
USD	385,000	CNY	2,508,275	HSBC Securities, Inc.	7/27/11	(432)
HKD	1,163,625	USD	149,727	HSBC Securities, Inc.	11/10/11	178
USD	150,000	HKD	1,163,625	HSBC Securities, Inc.	11/10/11	95

Total	$ (183,039)

•	Financial futures contracts purchased as of March 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
138	U.S. Treasury Notes (5 Year)	Chicago Board Options	June 2011	$16,116,891	$ 16,211
17	Ultra Treasury Bonds	Chicago Board Options	June 2011	$2,100,562	18,508
14	Euro-Bobl	Eurex	June 2011	$2,273,150	(2,161)
49	Euro-Schatz	Eurex	June 2011	$7,442,845	(16,169)

Total	$ 16,389

•	Financial futures contracts sold as of March 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
96	U.S. Treasury Notes (2 Year)	Chicago Board Options	June 2011	$20,940,000	$ 8,706
86	U.S. Treasury Notes (10 Year)	Chicago Board Options	June 2011	$10,236,687	(2,786)
9	U.S. Treasury Bonds (30 Year)	Chicago Board Options	June 2011	$1,081,687	15
3	Euro-Bund	Eurex	June 2011	$515,632	5,064
1	Euro-Buxl	Eurex	June 2011	$144,185	(339)

Total	$ 10,660

•	Interest rate swaps outstanding as of March 31, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.63%(a)	3-month LIBOR	Credit Suisse International	11/26/12	USD	6,800	$777
0.86%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	1/26/13	USD	3,200	(4,017)
0.98%(a)	3-month LIBOR	Deutsche Bank AG	2/22/13	USD	2,800	(6,732)
0.95%(a)	3-month LIBOR	Deutsche Bank AG	2/24/13	USD	2,600	(4,087)
0.92%(a)	3-month LIBOR	Deutsche Bank AG	2/28/13	USD	2,600	(2,111)
0.83%(a)	3-month LIBOR	Deutsche Bank AG	3/15/13	USD	3,500	5,150
0.80%(a)	3-month LIBOR	Deutsche Bank AG	3/21/13	USD	1,100	2,744
0.83%(a)	3-month LIBOR	Deutsche Bank AG	3/23/13	USD	2,700	5,436
0.85%(b)	3-month LIBOR	Citibank, N.A.	3/24/13	USD	4,600	(7,375)
0.89%(b)	3-month LIBOR	Deutsche Bank AG	3/29/13	USD	5,100	(5,369)
1.32%(a)	3-month LIBOR	Citibank, N.A.	12/17/13	USD	1,200	(3,222)
1.41%(a)	3-month LIBOR	Deutsche Bank AG	12/20/13	USD	1,300	(6,690)
1.26%(a)	3-month LIBOR	Deutsche Bank AG	12/24/13	USD	1,800	(532)
1.59%(a)	3-month LIBOR	Deutsche Bank AG	3/08/14	USD	1,000	(3,981)
1.41%(b)	3-month LIBOR	Deutsche Bank AG	3/29/14	USD	1,300	(3,682)
1.40%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	8/24/14	USD	800	(11,788)
2.34%(a)	3-month LIBOR	Deutsche Bank AG	12/31/15	USD	800	(5,478)
2.48%(a)	3-month LIBOR	Deutsche Bank AG	2/22/16	USD	1,900	(13,629)
2.43%(a)	3-month LIBOR	Deutsche Bank AG	2/24/16	USD	1,900	(8,327)
2.38%(a)	3-month LIBOR	Citibank, N.A.	3/11/16	USD	1,400	(493)
2.38%(a)	3-month LIBOR	Deutsche Bank AG	3/11/16	USD	1,300	(687)
2.08%(b)	3-month LIBOR	Citibank, N.A.	3/17/16	USD	800	(11,783)
2.33%(a)	3-month LIBOR	Deutsche Bank AG	3/29/16	USD	1,300	4,832
2.50%(b)	3-month LIBOR	Deutsche Bank AG	9/30/20	USD	300	(24,468)
3.66%(b)	3-month LIBOR	Deutsche Bank AG	12/20/20	USD	100	2,221
3.39%(b)	3-month LIBOR	Deutsche Bank AG	12/24/20	USD	600	(839)
3.50%(a)	3-month LIBOR	Deutsche Bank AG	1/25/21	USD	600	(2,044)
3.60%(b)	3-month LIBOR	Deutsche Bank AG	2/04/21	USD	500	5,399
3.77%(a)	3-month LIBOR	Citibank, N.A.	2/15/21	USD	400	(9,686)
3.73%(b)	3-month LIBOR	Credit Suisse International	2/15/21	USD	200	4,148
3.76%(b)	3-month LIBOR	Citibank, N.A.	2/17/21	USD	800	18,330

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	89

Schedule of Investments (concluded)	BlackRock Multi-Sector Bond Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
3.70%(b)	3-month LIBOR	Citibank, N.A.	2/18/21	USD	700	$12,189
3.56%(b)	3-month LIBOR	Deutsche Bank AG	2/28/21	USD	600	2,408
3.57%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	2/28/21	USD	700	3,721
3.65%(a)	3-month LIBOR	Deutsche Bank AG	3/09/21	USD	200	(2,257)
3.60%(b)	3-month LIBOR	BNP Paribas	3/10/21	USD	500	3,378
3.62%(b)	3-month LIBOR	Citibank, N.A.	3/11/21	USD	1,100	8,933
3.54%(b)	3-month LIBOR	Citibank, N.A.	3/14/21	USD	200	137
3.50%(b)	3-month LIBOR	Deutsche Bank AG	3/15/21	USD	400	(1,149)
3.40%(a)	3-month LIBOR	Citibank, N.A.	3/23/21	USD	600	7,014
3.58%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	3/30/21	USD	500	(1,529)
3.58%(a)	3-month LIBOR	Citibank, N.A.	4/04/21	USD	800	(1,942)
4.47%(a)	3-month LIBOR	Barclays Bank Plc	2/15/41	USD	100	(3,820)
4.20%(a)	3-month LIBOR	Deutsche Bank AG	3/22/41	USD	600	7,738
4.28%(b)	3-month LIBOR	Credit Suisse International	4/04/41	USD	200	(486)

Total						$(53,648)

(a)	Fund pays fixed interest rate and receives floating rate.
(b)	Fund pays floating interest rate and receives fixed rate.

•	Credit default swaps on single-name issues - buy protection outstanding as of March 31, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Radian Group, Inc.	5.00%	Citibank, N.A.	3/20/13	USD	400	$ (14,422)
Radian Group, Inc.	5.00%	Citibank, N.A.	6/20/15	USD	400	(9,950)
MGIC Investment Corp.	5.00%	Citibank, N.A.	12/20/15	USD	240	(11,183)
Assicurazioni Generali SpA	1.00%	Credit Suisse International	3/20/16	EUR	50	(1,798)
Portugal Telecom International Finance BV	1.00%	Credit Suisse International	3/20/16	EUR	67	593
Portugal Telecom International Finance BV	1.00%	Credit Suisse International	3/20/16	EUR	67	564
Thyssenkrupp AG	1.00%	JPMorgan Chase Bank, N.A.	3/20/16	EUR	100	1,388
Ireland Government Bonds	1.00%	Barclays Bank Plc	3/20/16	USD	175	3,445
Ireland Government Bonds	1.00%	Barclays Bank Plc	3/20/16	USD	35	640
Spain Government Bonds	1.00%	Citibank, N.A.	3/20/16	USD	145	(1,882)
Hellenic Republic Government Bonds	1.00%	Credit Suisse International	3/20/16	USD	25	189
Spain Government Bonds	1.00%	JPMorgan Chase Bank, N.A.	3/20/16	USD	363	(4,412)
Spain Government Bonds	1.00%	JPMorgan Chase Bank, N.A.	3/20/16	USD	363	(3,894)
Banco Bilbao Vizcaya Argentaria SA	1.00%	BNP Paribas	6/20/16	EUR	100	909
Hellenic Republic Government Bonds	1.00%	Citibank, N.A.	9/20/16	USD	75	2,568
Hellenic Republic Government Bonds	1.00%	Citibank, N.A.	9/20/16	USD	75	2,000
The PMI Group, Inc.	5.00%	Citibank, N.A.	9/20/16	USD	400	12,210
The New York Times Co.	1.00%	Barclays Bank Plc	12/20/16	USD	650	(10,559)

Total	$ (33,594)

See Notes to Financial Statements.

90	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio

•	Credit default swaps on traded indexes – buy protection outstanding as of March 31, 2011 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation
iTraxx Sub Financials Series 14 Version 1	1.00%	Barclays Bank Plc	12/20/15	EUR	50	$ (418)
iTraxx Sub Financials Series 14 Version 1	1.00%	Credit Suisse International	12/20/15	EUR	100	(2,963)
CDX.EM Series 14 Version 1	5.00%	Morgan Stanley Capital Services, Inc.	12/20/15	USD	600	(3,063)

Total	$ (6,444)

•	Credit default swaps on single-name issues – sold protection outstanding as of March 31, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
ArcelorMittal SA	1.00%	JPMorgan Chase Bank, N.A.	3/20/16	BBB-	EUR	100	$ 280
Intesa Sanpaolo SpA	1.00%	BNP Paribas	6/20/16	A+	EUR	100	(245)

Total							$ 35

[1]	Using S&P’s rating.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	Credit default swaps on traded indexes – sold protection outstanding as of March 31, 2011 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Average Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.IG Series 16 Version 1	1.00%	Morgan Stanley Capital Services, Inc.	6/20/16	BBB+	USD	2,120	$ 868

[1]	Using S&P’s rating of the underlying securities.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	Total return swaps outstanding as of March 31, 2011 were as follows:

Interest Payable Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
6.50%	Barclays Bank Plc	1/12/38	USD	400	$ (2,160)[1]
6.50%	Citibank, N.A.	1/12/38	USD	1,199	6,536[1]
6.50%	Credit Suisse International	1/12/38	USD	933	8,040[1]
6.50%	Credit Suisse International	1/12/38	USD	1,432	(20,566)[1]
6.50%	Morgan Stanley Capital Services, Inc.	1/12/38	USD	1,299	9,981[1]

Total	$ 1,831

[1]	Based on the change in the return of the Markit IOS Index referencing the interest component of the 6.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	91

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio

The following tables summarize the inputs used as of March 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments: Asset-Backed Securities	–	$10,216,343	$1,296,511	$11,512,854
Collateralized Debt Obligations	–	–	427,500	427,500
Corporate Bonds	–	35,115,370	–	35,115,370
Exchange-Traded Funds	$533,150	–	–	533,150
Foreign Agency Obligations	–	2,487,656	–	2,487,656
Foreign Government Obligations	–	2,124,699	–	2,124,699
Non-Agency Mortgage-Backed Securities	–	23,142,193	–	23,142,193
Preferred Securities	373,200	585,600	–	958,800
Taxable Municipal Bonds	–	1,085,429	–	1,085,429
U.S. Government Sponsored Agency Securities	–	109,682,845	–	109,682,845
U.S. Treasury Obligations	–	14,629,579	–	14,629,579
Short-Term Securities	–	8,397,104	–	8,397,104
Liabilities:
Investments in Securities:
Borrowed Bonds	–	(8,331,763)	–	(8,331,763)
TBA Sale Commitments	–	(78,382,908)	–	(78,382,908)

Total	$906,350	$120,752,147	$1,724,011	$123,382,508

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$25,654	–	$25,654
Foreign currency exchange contracts	$14,919	263,037	–	277,956
Interest rate contracts	223,568	2,042,940	$39,056	2,305,564
Liabilities:
Credit contracts	–	(64,789)	–	(64,789)
Foreign currency exchange
Contracts	(1)	(417,386)	–	(417,387)
Interest rate contracts	(127,360)	(2,771,000)	(28,700)	(2,927,060)

Total	$111,126	$(921,544)	$10,356	$(800,062)

[1]

Derivative financial instruments are options purchased, options written, foreign currency exchange contracts, financial futures contracts and swaps. Foreign currency exchange contracts, financial futures contracts and swaps are valued at the unrealized appreciation/depreciation on the instrument and options purchased and options written are shown at value.

The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Collateralized Debt Obligations	Non-Agency Mortgage-Backed Securities	Total
Assets:
Balance, as of September 30, 2010	–	$139,447	$801,540	$940,987
Accrued discounts/ premiums	$5	1,683	–	1,688
Net realized gain (loss)	–	1,176	–	1,176
Net change in unrealized appreciation/ depreciation[2]	(43,352)	(10,983)	–	(54,335)
Purchases	1,339,858	437,500	–	1,777,358
Sales.	–	(141,323)	–	(141,323)
Transfers in3	–	–	–	–
Transfers out[3]	–	–	(801,540)	(801,540)

Balance, as of March 31, 2011	$1,296,511	$427,500	$–	$1,724,011

[2]

Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held at March 31, 2011 was $(55,035).

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

92	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (concluded)	BlackRock Multi-Sector Bond Portfolio

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

	Interest Rate Contracts
	Assets	Liabilities	Total
Balance, as of September 30, 2010	–	$(5,642)	$(5,642)
Accrued discounts/premiums	–	–	–
Net realized gain (loss)	–	–	–
Net change in unrealized appreciation/ depreciation[4]	$3,956	6,400	10,356
Purchases	35,100	–	35,100
Issuances[5]	–	(35,100)	(35,100)
Sales	–	–	–
Settlements[6]	–	–	–
Transfers in7	–	–	–
Transfers out[7]	–	5,642	5,642

Balance, as of March 31, 2011	$39,056	$(28,700)	$10,356

[4]

Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in unrealized appreciation/depreciation on options and swaps still held at March 31, 2011 was $10,356.

[5]	Issuances represent upfront cash received on certain derivative financial instruments.
[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.
[7]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	93

Statements of Assets and Liabilities

March 31, 2011 (Unaudited)	BlackRock Bond Portfolio	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Intermediate Government Bond Portfolio
Assets
Investments at value – unaffiliated[1]	$1,569,731,791	$1,903,965,827	$3,544,272,550	$1,424,727,085
Investments at value – affiliated[2]	161,532,015	89,869,213	301,434,909	47,456,318
Cash	860,424	321,404	–	373,490
Foreign currency at value[3]	351,119	–	2,188	719,035
Cash pledged as collateral for financial futures contracts	–	–	30,000	–
Cash pledged as collateral for swap contracts	–	2,030,000	–	600,000
Swap premiums paid	456,941	347,716	–	55,648
Investments sold receivable	451,653,780	154,832,306	–	4,433,433
TBA sale commitments receivable	184,340,359	447,733,043	–	924,734,581
Interest receivable	8,557,319	5,670,765	17,250,492	4,259,434
Unrealized appreciation on swaps	1,886,744	6,405,467	3,642,332	1,168,818
Capital shares sold receivable	1,496,427	2,318,522	22,258,885	196,533
Unrealized appreciation on foreign currency exchange contracts	421,854	–	3,503,513	929,377
Margin variation receivable	100,076	4,857	158,149	15,908
Dividends receivable – affiliated	26,265	16,569	26,790	11,113
Receivable from advisor	14,681	42,543	48,048	25,979
Principal paydown receivable	–	–	–	51,199
Prepaid expenses	110,144	77,790	199,951	60,421
Other assets	10,304	–	–	–

Total assets	2,381,550,243	2,613,636,022	3,892,827,807	2,409,818,372

Liabilities
Bank overdraft	–	–	9,402	–
Investments purchased payable	706,918,463	1,021,647,543	17,078	1,016,487,690
Reverse repurchase agreements	271,139,063	–	–	–
TBA sale commitments at value[4]	184,927,875	448,167,234	–	925,068,091
Options written at value[5]	31,250,506	15,925,839	71,016,981	13,201,949
Capital shares redeemed payable	1,644,344	5,232,251	12,790,591	955,043
Income dividends payable	1,271,844	1,261,983	3,880,303	392,306
Cash received as collateral for swap contracts	1,180,000	–	3,200,000	1,300,000
Unrealized depreciation on foreign currency exchange contracts	562,868	–	3,217,828	1,317,063
Unrealized depreciation on swaps	405,401	2,862,509	2,956,213	1,495,147
Margin variation payable	385,034	66,937	294,437	25,828
Investment advisory fees payable	347,286	372,797	695,017	155,678
Interest expense payable	289,516	948,097	–	1,448,228
Borrowed bonds at value[6]	281,859	–	–	–
Service and distribution fees payable	131,293	319,568	891,126	96,281
Other affiliates payable	108,281	84,064	120,273	70,517
Officer’s and Trustees’ fees payable	12,484	15,330	25,899	9,548
Cash received as collateral for reverse repurchase agreements	–	4,200,000	–	–
Swap premiums received	–	–	338,840	–
Other accrued expenses payable	435,264	574,088	1,164,604	292,482

Total liabilities	1,201,291,381	1,501,678,240	100,618,592	1,962,315,851

Net Assets	$1,180,258,862	$1,111,957,782	$3,792,209,215	$447,502,521

Net Assets Consist of
Paid-in capital	$1,203,347,151	$1,096,001,254	$3,681,246,080	$449,019,697
Undistributed (distributions in excess of) net investment income	4,479,767	(1,244,990)	3,710,126	2,133,104
Accumulated net realized gain (loss)	(30,717,757)	2,731,261	6,284,102	(5,007,381)
Net unrealized appreciation/depreciation	3,149,701	14,470,257	100,968,907	1,357,101

Net Assets	$1,180,258,862	$1,111,957,782	$3,792,209,215	$447,502,521

[1] Investments at cost – unaffiliated	$1,569,763,608	$1,894,767,874	$3,453,371,080	$1,422,450,456
[2] Investments at cost – affiliated	161,532,015	89,869,213	301,434,909	47,456,318
[3] Foreign currency at cost	341,966	–	2,221	709,195
[4] Proceeds from TBA sale commitments	184,340,359	447,733,043	–	924,734,581
[5] Premiums received	34,029,959	17,879,105	79,225,422	13,258,814
[6] Proceeds received from borrowed bond agreements	281,076	–	–	–

See Notes to Financial Statements.

94	BLACKROCK FUNDS II	MARCH 31, 2011

Statements of Assets and Liabilities (continued)

March 31, 2011 (Unaudited)	BlackRock Bond Portfolio	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Intermediate Government Bond Portfolio
Net Asset Value
BlackRock
Net assets	$122,714,808	$1,497,843	$362,838,684	–

Shares outstanding[7]	13,268,790	148,626	33,543,523	–

Net asset value	$9.25	$10.08	$10.82	–

Institutional
Net assets	$618,124,636	$462,427,021	$1,163,110,869	$157,524,433

Shares outstanding[7]	66,862,139	45,767,083	105,452,420	15,138,790

Net asset value	$9.24	$10.10	$11.03	$10.41

Service
Net assets	$122,453,382	$40,383,273	$75,193,534	$4,906,113

Shares outstanding[7]	13,237,730	4,001,613	6,818,724	471,746

Net asset value	$9.25	$10.09	$11.03	$10.40

Investor A
Net assets	$256,511,074	$317,018,377	$1,522,099,426	$232,758,191

Shares outstanding[7]	27,744,624	31,248,351	139,266,066	22,315,167

Net asset value	$9.25	$10.15	$10.93	$10.43

Investor B
Net assets	$2,551,937	$8,602,081	$9,737,977	$6,575,569

Shares outstanding[7]	276,054	850,686	897,841	632,526

Net asset value	$9.24	$10.11	$10.85	$10.40

Investor C
Net assets	$57,903,025	$282,029,187	$659,228,725	$45,738,215

Shares outstanding[7]	6,257,742	27,919,794	60,390,463	4,392,089

Net asset value	$9.25	$10.10	$10.92	$10.41

[7]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	95

Statements of Assets and Liabilities (continued)

March 31, 2011 (Unaudited)	BlackRock Long Duration Bond Portfolio	BlackRock Managed Income Portfolio	BlackRock Multi-Sector Bond Portfolio
Assets
Investments at value – unaffiliated[1]	$249,815,680	$844,781,186	$211,788,909
Investments at value – affiliated[2]	3,485,560	3,853,129	533,150
Cash pledged as collateral for swap contracts	600,000	900,000	–
Cash	–	–	556,436
Foreign currency at value[3]	948	153,415	556,515
Cash pledged as collateral for financial futures contracts	–	–	50,000
Swap premiums paid	87,525	59,564	240,006
Investments sold receivable	13,719,766	267,029,640	4,065,962
Interest receivable	2,942,718	4,270,541	1,095,887
Margin variation receivable	86,035	29,478	14,164
Unrealized appreciation on swaps	79,581	394,263	144,766
Capital shares sold receivable	25,266	293,548	143,336
Receivable from advisor	1,348	49,727	4,266
Dividends receivable – affiliated	1,064	2,143	117
TBA sale commitments receivable	–	170,067,988	78,258,961
Unrealized appreciation on foreign currency exchange contracts	–	162,491	191,024
Principal paydown receivable	–	39,997	2,688
Prepaid expenses	37,981	65,311	44,488
Other assets	100,364	–	–

Total assets	270,983,836	1,292,152,421	297,690,675

Liabilities
Bank overdraft	23,652	193,750	–
Investments purchased payable	25,319,609	492,278,129	91,732,049
Reverse repurchase agreements	7,250,000	151,803,513	5,666,663
Options written at value[4]	4,992,968	6,814,490	2,778,000
Cash received as collateral for swap contracts	700,000	–	600,000
Unrealized depreciation on swaps	57,132	439,704	235,718
Investment advisory fees payable	55,847	179,086	37,978
Unrealized depreciation on foreign currency exchange contracts	29,913	223,774	374,063
Income dividends payable	27,291	955,263	246,989
Other affiliates payable	12,224	112,007	2,996
Officer’s and Trustees’ fees payable	7,772	9,291	5,966
Capital shares redeemed payable	6,240	976,095	131,532
Interest expense payable	2,659	267,792	219,454
Service and distribution fees payable	2,606	42,831	18,311
Margin variation payable	1,609	116,676	20,380
TBA sale commitments at value[5]	–	170,311,697	78,382,908
Treasury rolls payable	–	6,831,321	–
Borrowed bonds at value[6]	–	110,895	8,331,763
Other accrued expenses payable	71,365	184,438	37,100

Total liabilities	38,560,887	831,850,752	188,821,870

Net Assets	$232,422,949	$460,301,669	$108,868,805

Net Assets Consist of
Paid-in capital	$221,271,945	$491,461,218	$107,796,144
Undistributed net investment income	679,870	615,708	551,592
Accumulated net realized gain (loss)	4,043,316	(30,029,256)	(966,311)
Net unrealized appreciation/depreciation	6,427,818	(1,746,001)	1,487,380

Net Assets	$232,422,949	$460,301,669	$108,868,805

[1] Investments at cost – unaffiliated	$244,478,305	$846,767,318	$209,912,439
[2] Investments at cost – affiliated	3,485,560	3,853,129	555,950
[3] Foreign currency at cost	895	150,304	554,394
[4] Premiums received	5,791,956	7,574,994	2,914,841
[5] Proceeds from TBA sale commitments	–	170,067,988	78,258,961
[6] Proceeds received from borrowed bond agreements	–	110,587	8,198,884

See Notes to Financial Statements.

96	BLACKROCK FUNDS II	MARCH 31, 2011

Statements of Assets and Liabilities (concluded)

March 31, 2011 (Unaudited)	BlackRock Long Duration Bond Portfolio	BlackRock Managed Income Portfolio	BlackRock Multi-Sector Bond Portfolio
Net Asset Value
BlackRock
Net assets	$176,890,972	—	—

Shares outstanding[7]	17,549,388	—	—

Net asset value	$10.08	—	—

Institutional
Net assets	$43,228,193	$278,272,800	$75,340,686

Shares outstanding[7]	4,295,717	28,076,912	7,361,559

Net asset value	$10.06	$9.91	$10.23

Service
Net assets	—	$153,546,168	—

Shares outstanding[7]	—	15,491,290	—

Net asset value	—	$9.91	—

Investor A
Net assets	$12,303,784	$21,735,792	$19,536,188

Shares outstanding[7]	1,221,022	2,192,209	1,909,598

Net asset value	$10.08	$9.92	$10.23

Investor B
Net assets	—	$430,029	—

Shares outstanding[7]	—	43,405	—

Net asset value	—	$9.91	—

Investor C
Net assets	—	$6,316,880	$13,991,931

Shares outstanding[7]	—	638,769	1,366,892

Net asset value	—	$9.89	$10.24

[7]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	97

Statements of Operations

Six Months Ended March 31, 2011 (Unaudited)	BlackRock Bond Portfolio	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio
Investment Income
Interest	$20,236,951	$19,655,855	$55,148,726
Dividends	–	–	–
Dividends – affiliated	41,261	185,783	60,378

Total income	20,278,212	19,841,638	55,209,104

Expenses
Investment advisory	3,038,964	3,360,579	6,615,299
Service and distribution – class specific	854,693	2,166,793	5,277,324
Transfer agent – class specific	591,120	724,302	2,409,566
Administration	415,752	417,034	1,067,731
Administration – class specific	147,872	153,417	341,168
Custodian	90,036	147,741	92,597
Printing	68,746	99,826	346,158
Professional	46,220	40,645	44,745
Registration	34,399	34,879	85,376
Officer and Trustees	21,161	23,318	43,763
Organization and offering	–	–	–
Miscellaneous	57,868	45,580	100,221
Recoupment of past waived fees – class specific	1,363	–	63,306

Total expenses excluding interest expense	5,368,194	7,214,114	16,487,254
Interest expense[1]	102,652	–	43,487

Total expenses	5,470,846	7,214,114	16,530,741
Less fees waived by advisor	(858,763)	(929,546)	(2,692,364)
Less administration fees waived – class specific	(89,909)	(67,727)	(169,144)
Less transfer agent fees waived – class specific	(1,346)	(5,804)	(29,310)
Less transfer agent fees reimbursed – class specific	(47,287)	(216,782)	(126,898)
Less fees paid indirectly	(100)	(466)	(2,003)

Total expenses after fees waived, reimbursed and paid indirectly	4,473,441	5,993,789	13,511,022

Net investment income	15,804,771	13,847,849	41,698,082

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments – unaffiliated	(14,910,776)	27,494,977	16,131,112
Securities sold short	–	–	–
Options written	(293,610)	(100,295)	2,594,791
Financial futures contracts	62,184	(2,735,246)	17,105,164
Swaps	(5,540,851)	(2,942,341)	(11,324,095)
Foreign currency transactions	304,021	–	(679,075)

	(20,379,032)	21,717,095	23,827,897

Net change in unrealized appreciation/depreciation on:
Investments – unaffiliated	(42,445,598)	(28,018,411)	(57,027,105)
Investments – affiliated	–	–	–
Options written	9,806,693	3,996,482	23,202,241
Financial futures contracts	178,789	2,217,662	698,582
Swaps	9,044,763	1,858,413	3,497,354
Borrowed bonds	(783)	–	–
Foreign currency transactions	(250,605)	–	996,022

	(23,666,741)	(19,945,854)	(28,632,906)

Total realized and unrealized gain	(44,045,773)	1,771,241	(4,805,009)

Net Increase in Net Assets Resulting from Operations	$(28,241,002)	$15,619,090	$36,893,073

[1]	See Note 5 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

98	BLACKROCK FUNDS II	MARCH 31, 2011

BlackRock Intermediate Government Bond Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock Managed Income Portfolio	BlackRock Multi-Sector Bond Portfolio
$8,080,001	$6,296,839	$10,781,360	$2,723,278
–	23,159	–	8,176
23,780	4,261	4,158	25,659

8,103,781	6,324,259	10,785,518	2,757,113

1,221,947	607,327	1,207,339	283,442
617,427	15,870	256,779	109,868
367,812	41,212	359,240	17,273
182,988	91,099	181,086	42,516
60,970	30,354	60,374	14,152
118,272	19,587	74,836	24,516
34,838	7,700	32,133	4,392
42,570	34,152	42,745	33,196
19,143	7,547	18,553	9,096
15,085	12,453	14,937	10,300
–	–	–	46,093
39,855	19,013	42,040	11,657
5,574	989	214	–

2,726,481	887,303	2,290,276	606,501
60,337	7,585	127,207	126,191

2,786,818	894,888	2,417,483	732,692
(159,599)	(252,236)	(44,186)	(71,345)
(23,859)	(29,025)	(55,892)	(13,522)
(564)	(420)	(779)	(484)
(153,979)	(10,639)	(300,324)	(14,685)
(230)	(4)	(19)	(14)

2,448,587	602,564	2,016,283	632,642

5,655,194	5,721,695	8,769,235	2,124,471

(66,268)	6,368,256	(3,507,381)	175,368
–	–	–	134,262
(355,501)	(332,961)	(328,927)	58,398
(3,396,603)	(3,517,735)	(1,297,584)	(873,862)
(258,967)	515,741	(2,607,484)	(287,262)
228,855	(68,218)	125,437	(15,590)

(3,848,484)	2,965,083	(7,615,939)	(808,686)

(16,974,018)	(26,166,072)	(16,693,414)	(1,811,388)
–	–	–	(23,412)
1,462,662	2,265,609	4,661,445	317,788
731,206	164,073	67,238	35,584
1,489,741	99,252	1,873,857	374,938
–	–	(308)	(123,749)
(488,931)	3,221	(120,910)	(112,376)

(13,779,340)	(23,633,917)	(10,212,092)	(1,342,615)

(17,627,824)	(20,668,834)	(17,828,031)	(2,151,301)

$(11,972,630)	$(14,947,139)	$(9,058,796)	$(26,830)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	99

Statements of Changes in Net Assets

	BlackRock Bond Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010
Operations
Net investment income	$15,804,771	$38,966,452
Net realized gain (loss)	(20,379,032)	32,713,507
Net change in unrealized appreciation/depreciation	(23,666,741)	13,744,660

Net increase (decrease) in net assets resulting from operations	(28,241,002)	85,424,619

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	(1,865,793)	(7,639,727)
Institutional	(8,536,088)	(22,452,742)
Service	(1,540,010)	(6,700,994)
Investor A	(3,172,938)	(4,170,127)
Investor B	(23,362)	(158,907)
Investor C	(561,821)	(2,330,897)
Net realized gain:
BlackRock	(1,218,865)	–
Institutional	(5,807,181)	–
Service	(1,189,259)	–
Investor A	(2,360,999)	–
Investor B	(27,565)	–
Investor C	(629,543)	–

Decrease in net assets resulting from dividends and distributions to shareholders	(26,933,424)	(43,453,394)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	55,227,443	45,622,071

Net Assets
Total increase (decrease) in net assets	53,017	87,593,296
Beginning of period	1,180,205,845	1,092,612,549

End of period	$1,180,258,862	$1,180,205,845

Undistributed (distributions in excess of) net investment income	$4,479,767	$4,375,008

See Notes to Financial Statements.

100	BLACKROCK FUNDS II	MARCH 31, 2011

BlackRock GNMA Portfolio		BlackRock Inflation Protected Bond Portfolio		BlackRock Intermediate Government Bond Portfolio
Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010
$13,847,849	$31,725,847	$41,698,082	$45,394,269	$5,655,194	$14,240,100
21,717,095	38,234,802	23,827,897	100,158,526	(3,848,484)	12,892,632
(19,945,854)	10,140,016	(28,632,906)	94,312,310	(13,779,340)	10,982,710

15,619,090	80,100,665	36,893,073	239,865,105	(11,972,630)	38,115,442

(17,188)	(280,573)	(4,747,390)	(4,504,161)	–	–
(7,634,264)	(17,740,956)	(13,672,861)	(12,696,419)	(2,495,461)	(6,597,418)
(518,880)	(964,101)	(817,976)	(1,087,274)	(53,284)	(119,661)
(4,581,892)	(9,310,296)	(16,342,448)	(19,225,347)	(3,072,867)	(8,702,750)
(91,424)	(314,842)	(77,207)	(135,285)	(68,796)	(322,624)
(3,045,205)	(7,445,488)	(5,155,393)	(6,352,676)	(437,724)	(1,397,042)
(34,487)	(14,492)	(11,424,801)	(598,433)	–	–
(18,234,620)	(10,973,210)	(32,816,410)	(1,517,713)	(3,221,775)	(1,155,570)
(1,337,051)	(619,872)	(2,228,150)	(175,349)	(70,893)	(20,232)
(12,709,406)	(5,867,060)	(46,294,542)	(2,998,722)	(4,606,604)	(1,705,565)
(359,632)	(333,248)	(342,160)	(37,112)	(150,359)	(100,516)
(11,672,951)	(6,992,231)	(21,397,613)	(1,453,789)	(950,398)	(356,400)

(60,237,000)	(60,856,369)	(155,316,951)	(50,782,280)	(15,128,161)	(20,477,778)

(186,343,471)	(23,080,055)	414,999,316	1,588,345,661	(48,087,696)	(22,521,650)

(230,961,381)	(3,835,759)	296,575,438	1,777,428,486	(75,188,487)	(4,883,986)
1,342,919,163	1,346,754,922	3,495,633,777	1,718,205,291	522,691,008	527,574,994

$1,111,957,782	$1,342,919,163	$3,792,209,215	$3,495,633,777	$447,502,521	$522,691,008

$(1,244,990)	$796,014	$3,710,126	$2,825,319	$2,133,104	$2,606,042

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	101

Statements of Changes in Net Assets (concluded)

	BlackRock Long Duration Bond Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010
Operations
Net investment income	$5,721,695	$13,083,325
Net realized gain (loss)	2,965,083	11,491,429
Net change in unrealized appreciation/depreciation	(23,633,917)	12,550,535

Net increase (decrease) in net assets resulting from operations	(14,947,139)	37,125,289

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	(4,392,816)	(12,411,052)
Institutional	(900,649)	(238,309)
Service	–	–
Investor A	(266,218)	(563,284)
Investor B	–	–
Investor C	–	–
Net realized gain:
BlackRock	(7,437,197)	(1,095,062)
Institutional	(2,041,654)	(5,583)
Investor A	(583,836)	(53,188)
Investor C	–	–

Decrease in net assets resulting from dividends and distributions to shareholders	(15,622,370)	(14,366,478)

Capital Share Transactions
Capital contribution from affiliate	–	–
Net increase (decrease) in net assets derived from capital share transactions	(26,682,195)	12,832,186

Net Assets
Total increase (decrease) in net assets	(57,251,704)	35,590,997
Beginning of period	289,674,653	254,083,656

End of period	$232,422,949	$289,674,653

Undistributed net investment income	$679,870	$517,858

[1]	Commencement of operations.

See Notes to Financial Statements.

102	BLACKROCK FUNDS II	MARCH 31, 2011

BlackRock Managed Income Portfolio		BlackRock Multi-Sector Bond Portfolio
Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	February 26, 2010[1] to September 30, 2010

$8,769,235	$22,531,362	$2,124,471	$1,134,858
(7,615,939)	13,694,941	(808,686)	1,557,159
(10,212,092)	16,822,344	(1,342,615)	2,829,995

(9,058,796)	53,048,647	(26,830)	5,522,012

–	–	–	–
(6,212,385)	(16,111,513)	(1,354,864)	(781,335)
(2,918,666)	(8,295,309)	–	–
(442,650)	(1,060,728)	(316,287)	(101,392)
(8,255)	(38,715)	–	–
(103,925)	(262,860)	(216,093)	(61,327)

–	–	–	–
–	–	(1,124,174)	–
–	–	(280,323)	–
–	–	(252,051)	–

(9,685,881)	(25,769,125)	(3,543,792)	(944,054)

–	18,846	–	–
(21,295,034)	(50,787,463)	(126,764)	107,988,233

(40,039,711)	(23,489,095)	(3,697,386)	112,566,191

500,341,380	523,830,475	112,566,191	–

$460,301,669	$500,341,380	$108,868,805	$112,566,191

$615,708	$1,532,354	$551,592	$314,365

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	103

Statement of Cash Flows

Six Months Ended March 31, 2011 (Unaudited)	BlackRock Managed Income Portfolio
Cash Used in Operating Activities
Net increase in net assets resulting from operations:	$(9,058,796)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities
Increase in dividends receivable - affiliated	(1,888)
Increase in interest receivable	(34,455)
Increase in prepaid expenses	(23,758)
Increase in receivable from advisor	(3,019)
Decrease in receivable from principal paydowns	52,425
Decrease in TBA sale commitments receivable	124,567,108
Increase in swap premiums paid	(59,564)
Increase in TBA sale commitments	(123,355,287)
Decrease in cash pledged as collateral for financial futures contracts	20,000
Increase in cash pledged as collateral for swap contracts	(900,000)
Increase in investment advisory fees payable	(11,671)
Decrease in interest expense payable	(236,187)
Decrease in swap premiums received	(645,512)
Increase in other affiliates payable	95,474
Decrease in other accrued expenses payable	(6,425)
Increase in treasury roll payable	6,831,321
Net change in unrealized (appreciation)/depreciation	8,946,291
Net realized loss from sales of long-term investments	4,413,428
Net change in options written at value	(4,230,204)
Net change in financial futures contracts	(44,433)
Amortization of premium and accretion of discount on investments	223,368
Proceeds from sales and paydowns of long-term investments	4,235,922,851
Purchases of long-term investments	(4,215,387,497)
Net purchases of short-term securities	(1,130,631)

Cash used in operating activities	25,942,939

Cash Used For Financing Activities
Cash receipts from borrowings	7,213,752,971
Cash payments from borrowings	(7,211,564,413)
Proceeds from shares sold	37,224,592
Shares redeemed	(61,165,771)
Cash dividends paid to shareholders	(5,812,283)
Increase in bank overdraft	193,750

Cash used for financing activities	(27,371,154)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	120,882

Cash
Net increase in cash	(1,307,333)
Cash and foreign currency at beginning of period	1,460,748

Cash and foreign currency at end of period	$153,415

Cash Flow Information
Cash paid during the period for interest	$363,394

Noncash Financing Activities
Capital shares issued in reinvestment of dividends paid to shareholders	$3,895,222

A Statement of Cash Flows is presented when the Fund had a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to total assets.

See Notes to Financial Statements.

104	BLACKROCK FUNDS II	MARCH 31, 2011

Financial Highlights	BlackRock Bond Portfolio

BlackRock Shares							Institutional Shares
Six Months Ended March 31, 2011 (Unaudited)		Year Ended September 30,					Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$9.65	$9.27	$8.74	$9.28	$9.24	$9.32	$9.65	$9.27	$8.73	$9.28	$9.24	$9.32

Net investment income[1]	0.13	0.38	0.41	0.45	0.42	0.39	0.13	0.37	0.41	0.45	0.42	0.38
Net realized and unrealized gain (loss)	(0.31)	0.42	0.61	(0.53)	0.06	(0.07)[2]	(0.32)	0.42	0.61	(0.55)	0.06	(0.07)[2]

Net increase (decrease) from investment operations	(0.18)	0.80	1.02	(0.08)	0.48	0.32	(0.19)	0.79	1.02	(0.10)	0.48	0.31

Dividends and distributions from:
Net investment income	(0.13)	(0.42)	(0.46)	(0.45)	(0.44)	(0.40)	(0.13)	(0.41)	(0.45)	(0.44)	(0.44)	(0.39)
Net realized gain	(0.09)	–	(0.03)	(0.01)	–	–	(0.09)	–	(0.03)	(0.01)	–	–

Total dividends and distributions	(0.22)	(0.42)	(0.49)	(0.46)	(0.44)	(0.40)	(0.22)	(0.41)	(0.48)	(0.45)	(0.44)	(0.39)

Net asset value, end of period	$9.25	$9.65	$9.27	$8.74	$9.28	$9.24	$9.24	$9.65	$9.27	$8.73	$9.28	$9.24

Total Investment Return[3]
Based on net asset value	(1.92)%[4]	8.80%	12.07%	(1.07)%	5.33%	3.54%[5]	(2.06)%[4]	8.71%	12.14%	(1.22)%	5.29%	3.45%[5]

Ratios to Average Net Assets
Total expenses	0.66%[6]	0.80%	0.68%	0.87%	0.68%	0.67%	0.75%[6]	0.87%	0.72%	0.86%	0.69%	0.72%

Total expenses after fees waived, reimbursed and paid indirectly	0.49%[6]	0.61%	0.47%	0.64%	0.47%	0.45%	0.58%[6]	0.69%	0.53%	0.67%	0.50%	0.53%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.47%[6]	0.48%	0.46%	0.45%	0.45%	0.45%	0.56%[6]	0.57%	0.52%	0.49%	0.48%	0.53%

Net investment income	2.78%[6]	4.02%	4.65%	4.81%	4.59%	4.20%	2.69%[6]	3.93%	4.57%	4.79%	4.57%	4.12%

Supplemental Data
Net assets, end of period (000)	$122,715	$152,850	$207,249	$218,311	$262,145	$397,585	$618,125	$527,176	$544,485	$362,249	$300,377	$305,384

Portfolio turnover	458%[7]	671%[8]	444%[9]	316%[10]	101%	113%	458%[7]	671%[8]	444%[9]	316%[10]	101%	113%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Annualized.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 255%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 542%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 332%.
[1][0]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 130%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	105

Financial Highlights (continued)	BlackRock Bond Portfolio

	Service Shares						Investor A Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$9.66	$9.27	$8.73	$9.28	$9.24	$9.33	$9.65	$9.26	$8.73	$9.28	$9.24	$9.32

Net investment income[1]	0.11	0.34	0.38	0.41	0.39	0.35	0.11	0.34	0.37	0.41	0.39	0.35
Net realized and unrealized gain (loss)	(0.32)	0.43	0.61	(0.54)	0.06	(0.08)[2]	(0.31)	0.43	0.61	(0.54)	0.06	(0.07)[2]

Net increase (decrease) from investment operations	(0.21)	0.77	0.99	(0.13)	0.45	0.27	(0.20)	0.77	0.98	(0.13)	0.45	0.28

Dividends and distributions from:
Net investment income	(0.11)	(0.38)	(0.42)	(0.41)	(0.41)	(0.36)	(0.11)	(0.38)	(0.42)	(0.41)	(0.41)	(0.36)
Net realized gain	(0.09)	—	(0.03)	(0.01)	—	—	(0.09)	—	(0.03)	(0.01)	—	—

Total dividends and distributions	(0.20)	(0.38)	(0.45)	(0.42)	(0.41)	(0.36)	(0.20)	(0.38)	(0.45)	(0.42)	(0.41)	(0.36)

Net asset value, end of period	$9.25	$9.66	$9.27	$8.73	$9.28	$9.24	$9.25	$9.65	$9.26	$8.73	$9.28	$9.24

Total Investment Return[3]
Based on net asset value	(2.22)%[4]	8.49%	11.76%	(1.55)%	4.94%	2.98%[5]	(2.10)%[4]	8.46%	11.60%	(1.60)%	4.95%	3.09%[5]

Ratios to Average Net Assets
Total expenses	1.05%[6]	1.16%	1.05%	1.21%	1.00%	1.11%	0.99%[6]	1.20%	1.10%	1.27%	1.00%	1.18%

Total expenses excluding recoupment of past waived fees	1.05%[6]	1.16%	1.05%	1.21%	1.00%	1.11%	0.99%[6]	1.18%	1.10%	1.27%	1.00%	1.18%

Total expenses after fees waived, reimbursed and paid indirectly	0.91%[6]	1.00%	0.87%	1.01%	0.82%	0.88%	0.85%[6]	1.03%	0.91%	1.06%	0.82%	0.89%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.89%[6]	0.87%	0.85%	0.83%	0.80%	0.88%	0.84%[6]	0.91%	0.89%	0.88%	0.80%	0.89%

Net investment income	2.37%[6]	3.64%	4.27%	4.45%	4.27%	3.80%	2.42%[6]	3.56%	4.17%	4.37%	4.26%	3.76%

Supplemental Data
Net assets, end of period (000)	$122,453	$139,734	$180,546	$235,333	$257,580	$184,276	$256,511	$277,102	$92,421	$47,131	$29,328	$27,545

Portfolio turnover	458%[7]	671%[8]	444%[9]	316%[10]	101%	113%	458%[7]	671%[8]	444%[9]	316%[10]	101%	113%

See Notes to Financial Statements.

106	BLACKROCK FUNDS II	MARCH 31, 2011

Financial Highlights (concluded)	BlackRock Bond Portfolio

	Investor B Shares						Investor C Shares
	Six Months Ended March 31, 2011	Year Ended September 30,					Six Months Ended March 31, 2011	Year Ended September 30,
	(Unaudited)	2010	2009	2008	2007	2006	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$9.65	$9.26	$8.73	$9.28	$9.24	$9.32	$9.66	$9.27	$8.74	$9.29	$9.25	$9.33

Net investment income[1]	0.07	0.27	0.30	0.34	0.31	0.27	0.08	0.27	0.31	0.34	0.32	0.28
Net realized and unrealized gain (loss)	(0.32)	0.43	0.61	(0.55)	0.06	(0.06)[2]	(0.32)	0.43	0.61	(0.54)	0.05	(0.07)[2]

Net increase (decrease) from investment operations	(0.25)	0.70	0.91	(0.21)	0.37	0.21	(0.24)	0.70	0.92	(0.20)	0.37	0.21

Dividends and distributions from:
Net investment income	(0.07)	(0.31)	(0.35)	(0.33)	(0.33)	(0.29)	(0.08)	(0.31)	(0.36)	(0.34)	(0.33)	(0.29)
Net realized gain	(0.09)	—	(0.03)	(0.01)	—	—	(0.09)	—	(0.03)	(0.01)	—	—

Total dividends and distributions	(0.16)	(0.31)	(0.38)	(0.34)	(0.33)	(0.29)	(0.17)	(0.31)	(0.39)	(0.35)	(0.33)	(0.29)

Net asset value, end of period	$9.24	$9.65	$9.26	$8.73	$9.28	$9.24	$9.25	$9.66	$9.27	$8.74	$9.29	$9.25

Total Investment Return[3]
Based on net asset value	(2.62)%[4]	7.65%	10.76%	(2.38)%	4.07%	2.29%[5]	(2.57)%[4]	7.71%	10.82%	(2.33)%	4.07%	2.33%[5]

Ratios to Average Net Assets
Total expenses	1.87%[6]	1.97%	1.87%	2.05%	1.88%	1.88%	1.76%[6]	1.89%	1.79%	1.98%	1.85%	1.82%

Total expenses excluding recoupment of past waived fees	1.87%[6]	1.96%	1.85%	2.05%	1.88%	1.88%	1.76%[6]	1.89%	1.79%	1.98%	1.85%	1.82%

Total expenses after fees waived, reimbursed and paid indirectly	1.72%[6]	1.80%	1.69%	1.86%	1.67%	1.67%	1.62%[6]	1.73%	1.61%	1.79%	1.66%	1.62%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.70%[6]	1.68%	1.67%	1.67%	1.65%	1.67%	1.60%[6]	1.60%	1.59%	1.61%	1.64%	1.62%

Net investment income	1.56%[6]	2.86%	3.44%	3.62%	3.40%	2.97%	1.65%[6]	2.87%	3.45%	3.66%	3.42%	3.02%

Supplemental Data
Net assets, end of period (000)	$2,552	$3,836	$5,690	$5,572	$6,134	$7,937	$57,903	$79,508	$62,222	$19,508	$8,927	$8,408

Portfolio turnover	458%[7]	671%[8]	444%[9]	316%[10]	101%	113%	458%[7]	671%[8]	444%[9]	316%[10]	101%	113%

1	Based on average shares outstanding.
2	Includes redemption fees, which are less than $0.01 per share.
3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4	Aggregate total investment return.
5	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
6	Annualized.
7	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 255%.
8	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 542%.
9	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 332%.
10	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 130%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	107

Financial Highlights	BlackRock GNMA Portfolio

	BlackRock Shares						Institutional Shares
	Six Months Ended March 31, 2011	Year Ended September 30,					Six Months Ended March 31, 2011	Year Ended September 30,
	(Unaudited)	2010	2009	2008	2007	2006	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.45	$10.28	$9.73	$9.44	$9.53	$9.69	$10.47	$10.31	$9.75	$9.45	$9.54	$9.70

Net investment income[1]	0.14	0.28	0.31	0.23	0.47	0.45	0.14	0.29	0.37	0.59	0.47	0.44
Net realized and unrealized gain (loss)	—	0.41	0.66	0.55	(0.05)	(0.08)	—	0.39	0.60	0.20	(0.05)	(0.08)

Net increase from investment operations	0.14	0.69	0.97	0.78	0.42	0.37	0.14	0.68	0.97	0.79	0.42	0.36

Dividends and distributions from:
Net investment income	(0.15)	(0.33)	(0.42)	(0.49)	(0.51)	(0.53)	(0.15)	(0.33)	(0.41)	(0.49)	(0.51)	(0.52)
Net realized gain	(0.36)	(0.19)	—	—	—	—	(0.36)	(0.19)	—	—	—	—

Total dividends and distributions	(0.51)	(0.52)	(0.42)	(0.49)	(0.51)	(0.53)	(0.51)	(0.52)	(0.41)	(0.49)	(0.51)	(0.52)

Net asset value, end of period	$10.08	$10.45	$10.28	$9.73	$9.44	$9.53	$10.10	$10.47	$10.31	$9.75	$9.45	$9.54

Total Investment Return[2]
Based on net asset value	1.45%[3]	6.95%	10.09%	8.36%	4.56%	3.93%	1.43%[3]	6.80%	10.17%	8.43%	4.53%	3.84%

Ratios to Average Net Assets
Total expenses	0.74%[4]	0.70%	0.81%	0.87%	0.81%	0.78%	0.81%[4]	0.81%	0.81%	0.97%	0.82%	0.83%

Total expenses after fees waived, reimbursed and paid indirectly	0.52%[4]	0.52%	0.51%	0.56%	0.49%	0.45%	0.55%[4]	0.55%	0.48%	0.57%	0.52%	0.53%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.52%[4]	0.52%	0.51%	0.45%	0.45%	0.45%	0.55%[4]	0.54%	0.48%	0.48%	0.48%	0.53%

Net investment income	2.64%[4]	2.85%	2.91%	4.98%	4.96%	4.71%	2.64%[4]	2.83%	3.63%	4.71%	4.93%	4.62%

Supplemental Data
Net assets, end of period (000)	$1,498	$781	$40,982	$353	$12,162	$11,632	$462,427	$557,610	$578,224	$272,840	$118,652	$108,286

Portfolio turnover	423%[5]	847%[6]	1,435%[7]	2,637%[8]	553%	320%	423%[5]	847%[6]	1,435%[7]	2,637%[8]	553%	320%

See Notes to Financial Statements.

108	BLACKROCK FUNDS II	MARCH 31, 2011

Financial Highlights (continued)	BlackRock GNMA Portfolio

	Service Shares						Investor A Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.46	$10.29	$9.73	$9.44	$9.53	$9.69	$10.51	$10.34	$9.78	$9.49	$9.58	$9.74

Net investment income[1]	0.12	0.26	0.33	0.51	0.44	0.41	0.12	0.26	0.33	0.53	0.43	0.41
Net realized and unrealized gain (loss)	–	0.39	0.61	0.24	(0.04)	(0.08)	0.01	0.39	0.61	0.21	(0.04)	(0.08)

Net increase from investment operations	0.12	0.65	0.94	0.75	0.40	0.33	0.13	0.65	0.94	0.74	0.39	0.33

Dividends and distributions from:
Net investment income	(0.13)	(0.29)	(0.38)	(0.46)	(0.49)	(0.49)	(0.13)	(0.29)	(0.38)	(0.45)	(0.48)	(0.49)
Net realized gain	(0.36)	(0.19)	–	–	–	–	(0.36)	(0.19)	–	–	–	–

Total dividends and distributions	(0.49)	(0.48)	(0.38)	(0.46)	(0.49)	(0.49)	(0.49)	(0.48)	(0.38)	(0.45)	(0.48)	(0.49)

Net asset value, end of period	$10.09	$10.46	$10.29	$9.73	$9.44	$9.53	$10.15	$10.51	$10.34	$9.78	$9.49	$9.58

Total Investment Return[2]
Based on net asset value	1.26%[3]	6.53%	9.83%	8.03%	4.26%	3.55%	1.34%[3]	6.50%	9.74%	7.91%	4.13%	3.47%

Ratios to Average Net Assets
Total expenses	1.10%[4]	1.10%	1.07%	1.16%	1.08%	1.10%	1.06%[4]	1.06%	1.09%	1.21%	1.18%	1.27%

Total expenses excluding recoupment of past waived fees	1.10%[4]	1.10%	1.07%	1.16%	1.08%	1.10%	1.06%[4]	1.06%	1.09%	1.21%	1.18%	1.27%

Total expenses after fees waived, reimbursed and paid indirectly	0.90%[4]	0.91%	0.81%	0.84%	0.78%	0.80%	0.91%[4]	0.90%	0.85%	0.89%	0.89%	0.87%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.90%[4]	0.90%	0.81%	0.75%	0.74%	0.80%	0.91%[4]	0.90%	0.85%	0.81%	0.85%	0.87%

Net investment income	2.29%[4]	3.29%	3.29%	4.34%	4.68%	4.36%	2.27%[4]	2.47%	3.22%	4.20%	4.54%	4.26%

Supplemental Data
Net assets, end of period (000)	$40,383	$43,281	$29,809	$15,688	$7,047	$7,712	$317,018	$370,680	$312,343	$61,896	$14,677	$14,122

Portfolio turnover	423%[5]	847%[6]	1,435%[7]	2,637%[8]	553%	320%	423%[5]	847%[6]	1,435%[7]	2,637%[8]	553%	320%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 116%.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 265%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 573%.
[8]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 868%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	109

Financial Highlights (concluded)	BlackRock GNMA Portfolio

	Investor B Shares						Investor C Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.48	$10.31	$9.75	$9.45	$9.54	$9.71	$10.47	$10.30	$9.74	$9.45	$9.53	$9.70

Net investment income[1]	0.08	0.17	0.25	0.34	0.36	0.33	0.08	0.18	0.26	0.37	0.37	0.34
Net realized and unrealized gain (loss)	–	0.40	0.61	0.34	(0.05)	(0.09)	0.01	0.39	0.60	0.30	(0.04)	(0.10)

Net increase from investment operations	0.08	0.57	0.86	0.68	0.31	0.24	0.09	0.57	0.86	0.67	0.33	0.24

Dividends and distributions from:
Net investment income	(0.09)	(0.21)	(0.30)	(0.38)	(0.40)	(0.41)	(0.10)	(0.21)	(0.30)	(0.38)	(0.41)	(0.41)
Net realized gain	(0.36)	(0.19)	–	–	–	–	(0.36)	(0.19)	–	–	–	–

Total dividends and distributions	(0.45)	(0.40)	(0.30)	(0.38)	(0.40)	(0.41)	(0.46)	(0.40)	(0.30)	(0.38)	(0.41)	(0.41)

Net asset value, end of period	$10.11	$10.48	$10.31	$9.75	$9.45	$9.54	$10.10	$10.47	$10.30	$9.74	$9.45	$9.53

Total Investment Return[2]
Based on net asset value	0.84%[3]	5.67%	8.91%	7.20%	3.34%	2.58%	0.88%[3]	5.74%	8.99%	7.13%	3.51%	2.59%

Ratios to Average Net Assets
Total expenses	1.89%[4]	1.87%	1.88%	2.03%	1.96%	1.96%	1.81%[4]	1.81%	1.82%	1.98%	1.90%	1.95%

Total expenses after fees waived, reimbursed and paid indirectly	1.74%[4]	1.71%	1.64%	1.72%	1.67%	1.65%	1.66%[4]	1.65%	1.58%	1.66%	1.61%	1.65%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.74%[4]	1.71%	1.64%	1.62%	1.63%	1.65%	1.66%[4]	1.65%	1.57%	1.57%	1.57%	1.65%

Net investment income	1.46%[4]	1.66%	2.48%	3.60%	3.78%	3.50%	1.54%[4]	1.73%	2.52%	3.58%	3.85%	3.51%

Supplemental Data
Net assets, end of period (000)	$8,602	$11,961	$20,119	$10,556	$11,065	$14,627	$282,029	$358,606	$365,279	$43,229	$16,369	$19,497

Portfolio turnover	423%[5]	847%[6]	1,435%[7]	2,637%[8]	553%	320%	423%[5]	847%[6]	1,435%[7]	2,637%[8]	553%	320%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 116%.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 265%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 573%.
[8]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 868%.

See Notes to Financial Statements.

110	BLACKROCK FUNDS II	MARCH 31, 2011

Financial Highlights	BlackRock Inflation Protected Bond Portfolio

	BlackRock Shares						Institutional Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$11.19	$10.46	$9.84	$9.87	$9.84	$10.35	$11.40	$10.66	$10.04	$10.06	$10.02	$10.54

Net investment income[1]	0.15	0.23	0.35	0.80	0.19	0.55	0.15	0.22	0.14	0.79	0.46	0.50
Net realized and unrealized gain (loss)	(0.01)	0.74	0.39	(0.10)	0.30	(0.26)	(0.02)	0.76	0.60	(0.08)	0.03	(0.23)

Net increase from investment operations	0.14	0.97	0.74	0.70	0.49	0.29	0.13	0.98	0.74	0.71	0.49	0.27

Dividends and distributions from:
Net investment income	(0.15)	(0.21)	(0.12)	(0.69)	(0.43)	(0.67)	(0.14)	(0.21)	(0.12)	(0.69)	(0.42)	(0.66)
Net realized gain	(0.36)	(0.03)	(0.00)[2]	(0.04)	(0.03)	(0.13)	(0.36)	(0.03)	(0.00)[2]	(0.04)	(0.03)	(0.13)

Total dividends and distributions	(0.51)	(0.24)	(0.12)	(0.73)	(0.46)	(0.80)	(0.50)	(0.24)	(0.12)	(0.73)	(0.45)	(0.79)

Net asset value, end of period	$10.82	$11.19	$10.46	$9.84	$9.87	$9.84	$11.03	$11.40	$10.66	$10.04	$10.06	$10.02

Total Investment Return[3]
Based on net asset value	1.27%[4]	9.45%	7.58%	6.97%	5.07%	3.00%	1.21%[4]	9.30%	7.40%	6.88%	5.12%	2.78%

Ratios to Average Net Assets
Total expenses	0.50%[5]	0.52%	0.59%	0.68%	0.67%	0.85%	0.58%[5]	0.58%	0.64%	0.69%	0.71%	0.85%

Total expenses excluding recoupment of past waived fees	0.50%[5]	0.52%	0.59%	0.68%	0.67%	0.85%	0.57%[5]	0.58%	0.64%	0.69%	0.71%	0.85%

Total expenses after fees waived, reimbursed and paid indirectly	0.32%[5]	0.32%	0.32%	0.34%	0.30%	0.30%	0.43%[5]	0.40%	0.39%	0.38%	0.35%	0.35%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.32%[5]	0.32%	0.31%	0.30%	0.30%	0.30%	0.43%[5]	0.40%	0.38%	0.34%	0.35%	0.35%

Net investment income	2.75%[5]	2.08%	3.43%	7.62%	1.98%	5.59%	2.65%[5]	2.00%	1.37%	7.38%	4.61%	4.96%

Supplemental Data
Net assets, end of period (000)	$362,839	$339,249	$117,605	$12,573	$1,954	$17,890	$1,163,111	$968,736	$380,280	$86,495	$22,956	$15,069

Portfolio turnover	61%	213%	193%[6]	249%[7]	219%	235%	61%	213%	193%[6]	249%[7]	219%	235%

[1]	Based on average shares outstanding.
[2]	Less than $(0.01) per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 176%.
[7]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 144%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	111

Financial Highlights (continued)	BlackRock Inflation Protected Bond Portfolio

	Service Shares						Investor A Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$11.40	$10.67	$10.06	$10.09	$10.03	$10.56	$11.30	$10.57	$9.97	$10.00	$9.95	$10.47

Net investment income[1]	0.13	0.19	0.21	0.78	0.50	0.49	0.13	0.18	0.17	0.84	0.41	0.50
Net realized and unrealized gain (loss)	(0.01)	0.75	0.50	(0.11)	(0.01)	(0.27)	(0.02)	0.76	0.53	(0.18)	0.06	(0.26)

Net increase from investment operations	0.12	0.94	0.71	0.67	0.49	0.22	0.11	0.94	0.70	0.66	0.47	0.24

Dividends and distributions from:
Net investment income	(0.13)	(0.18)	(0.10)	(0.66)	(0.40)	(0.62)	(0.12)	(0.18)	(0.10)	(0.65)	(0.39)	(0.63)
Net realized gain	(0.36)	(0.03)	(0.00)[2]	(0.04)	(0.03)	(0.13)	(0.36)	(0.03)	(0.00)[2]	(0.04)	(0.03)	(0.13)

Total dividends and distributions	(0.49)	(0.21)	(0.10)	(0.70)	(0.43)	(0.75)	(0.48)	(0.21)	(0.10)	(0.69)	(0.42)	(0.76)

Net asset value, end of period	$11.03	$11.40	$10.67	$10.06	$10.09	$10.03	$10.93	$11.30	$10.57	$9.97	$10.00	$9.95

Total Investment Return[3]
Based on net asset value	1.07%[4]	8.98%	7.16%	6.49%	4.97%	2.26%	1.05%[4]	9.03%	7.11%	6.52%	4.84%	2.43%

Ratios to Average Net Assets
Total expenses	0.86%[5]	0.86%	0.91%	0.95%	0.94%	4.40%	0.95%[5]	0.95%	1.02%	0.99%	1.08%	1.34%

Total expenses excluding recoupment of past waived fees	0.85%[5]	0.86%	0.91%	0.95%	0.94%	4.40%	0.95%[5]	0.95%	1.02%	0.99%	1.08%	1.34%

Total expenses after fees waived, reimbursed and paid indirectly	0.71%[5]	0.69%	0.67%	0.64%	0.58%	0.74%	0.76%[5]	0.74%	0.70%	0.66%	0.66%	0.71%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.71%[5]	0.68%	0.66%	0.61%	0.58%	0.74%	0.76%[5]	0.74%	0.69%	0.63%	0.66%	0.71%

Net investment income	2.32%[5]	1.72%	2.04%	7.29%	5.08%	4.84%	2.29%[5]	1.69%	1.70%	7.89%	4.14%	5.00%

Supplemental Data
Net assets, end of period (000)	$75,194	$79,862	$50,524	$11,071	$1,803	$4	$1,522,099	$1,427,762	$775,914	$209,192	$16,139	$4,079

Portfolio turnover	61%	213%	193%[6]	249%[7]	219%	235%	61%	213%	193%[6]	249%[7]	219%	235%

See Notes to Financial Statements.

112	BLACKROCK FUNDS II	MARCH 31, 2011

Financial Highlights (concluded)	BlackRock Inflation Protected Bond Portfolio

	Investor B Shares						Investor C Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$11.22	$10.52	$9.99	$10.01	$9.97	$10.48	$11.29	$10.58	$10.04	$10.06	$10.01	$10.53

Net investment income (loss)[1]	0.08	0.11	(0.20)	0.61	0.30	0.40	0.09	0.11	(0.02)	0.68	0.31	0.43
Net realized and unrealized gain (loss)	(0.01)	0.74	0.81	(0.02)	0.09	(0.22)	(0.01)	0.76	0.64	(0.09)	0.09	(0.26)

Net increase from investment operations	0.07	0.85	0.61	0.59	0.39	0.18	0.08	0.87	0.62	0.59	0.40	0.17

Dividends and distributions from:
Net investment income	(0.08)	(0.12)	(0.08)	(0.57)	(0.32)	(0.56)	(0.09)	(0.13)	(0.08)	(0.57)	(0.32)	(0.56)
Net realized gain	(0.36)	(0.03)	(0.00)[2]	(0.04)	(0.03)	(0.13)	(0.36)	(0.03)	(0.00)[2]	(0.04)	(0.03)	(0.13)

Total dividends and distributions	(0.44)	(0.15)	(0.08)	(0.61)	(0.35)	(0.69)	(0.45)	(0.16)	(0.08)	(0.61)	(0.35)	(0.69)

Net asset value, end of year	$10.85	$11.22	$10.52	$9.99	$10.01	$9.97	$10.92	$11.29	$10.58	$10.04	$10.06	$10.01

Total Investment Return[3]
Based on net asset value	0.68%[4]	8.20%	6.08%	5.79%	4.05%	1.78%	0.71%[4]	8.29%	6.16%	5.77%	4.03%	1.72%

Ratios to Average Net Assets
Total expenses	1.66%[5]	1.67%	1.74%	1.79%	1.87%	1.96%	1.59%[5]	1.61%	1.70%	1.75%	1.81%	1.89%

Total expenses after fees waived, reimbursed and paid indirectly	1.51%[5]	1.50%	1.45%	1.45%	1.41%	1.44%	1.44%[5]	1.44%	1.45%	1.43%	1.41%	1.39%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.51%[5]	1.50%	1.44%	1.42%	1.41%	1.44%	1.44%[5]	1.44%	1.44%	1.39%	1.41%	1.39%

Net investment income (loss)	1.51%[5]	0.99%	(2.00)%	5.78%	3.06%	3.98%	1.59%[5]	0.98%	(0.15)%	6.38%	3.09%	4.25%

Supplemental Data
Net assets, end of year (000)	$9,738	$11,416	$12,605	$14,529	$8,800	$2,110	$659,229	$668,608	$381,278	$152,298	$36,120	$4,619

Portfolio turnover	61%	213%	193%[6]	249%[7]	219%	235%	61%	213%	193%[6]	249%[7]	219%	235%

[1]	Based on average shares outstanding.
[2]	Less than $(0.01) per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 176%.
[7]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 144%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	113

Financial Highlights	BlackRock Intermediate Government Bond Portfolio

	Institutional Shares						Service Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.99	$10.61	$10.33	$10.23	$10.15	$10.20	$10.98	$10.61	$10.32	$10.22	$10.14	$10.19

Net investment income[1]	0.14	0.33	0.34	0.43	0.45	0.42	0.12	0.31	0.31	0.39	0.42	0.39
Net realized and unrealized gain (loss)	(0.38)	0.51	0.39	0.12	0.08	(0.07)	(0.37)	0.49	0.40	0.13	0.08	(0.07)

Net increase (decrease) from investment operations	(0.24)	0.84	0.73	0.55	0.53	0.35	(0.25)	0.80	0.71	0.52	0.50	0.32

Dividends and distributions from:
Net investment income	(0.15)	(0.39)	(0.39)	(0.45)	(0.45)	(0.40)	(0.14)	(0.36)	(0.36)	(0.42)	(0.42)	(0.37)
Net realized gain	(0.19)	(0.07)	(0.06)	–	–	–	(0.19)	(0.07)	(0.06)	–	–	–

Total dividends and distributions	(0.34)	(0.46)	(0.45)	(0.45)	(0.45)	(0.40)	(0.33)	(0.43)	(0.42)	(0.42)	(0.42)	(0.37)

Net asset value, end of period	$10.41	$10.99	$10.61	$10.33	$10.23	$10.15	$10.40	$10.98	$10.61	$10.32	$10.22	$10.14

Total Investment Return[2]
Based on net asset value	(2.14)%[3]	8.19%	7.15%	5.44%	5.34%	3.48%	(2.29)%[3]	7.77%	6.94%	5.14%	5.03%	3.18%

Ratios to Average Net Assets
Total expenses	0.91%[4]	0.91%	0.74%	0.89%	0.72%	0.77%	1.17%[4]	1.18%	1.00%	1.14%	1.06%	1.10%

Total expenses after fees waived, reimbursed and paid indirectly	0.64%[4]	0.67%	0.61%	0.79%	0.63%	0.60%	0.94%[4]	0.97%	0.91%	1.07%	0.93%	0.90%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.62%[4]	0.62%	0.60%	0.60%	0.60%	0.60%	0.92%[4]	0.92%	0.90%	0.88%	0.90%	0.90%

Net investment income (loss)	2.67%[4]	3.15%	3.30%	4.14%	4.40%	4.14%	2.34%[4]	2.88%	2.96%	3.73%	4.09%	3.86%

Supplemental Data
Net assets, end of period (000)	$157,524	$182,794	$180,032	$209,968	$195,658	$190,154	$4,906	$4,030	$3,141	$775	$1,134	$831

Portfolio turnover	332%[5]	974%[6]	646%[7]	459%[8]	57%	92%	332%[5]	974%[6]	646%[7]	459%[8]	57%	92%

See Notes to Financial Statements.

114	BLACKROCK FUNDS II	MARCH 31, 2011

Financial Highlights (continued)	BlackRock Intermediate Government Bond Portfolio

	Investor A Shares						Investor B Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2011 (Unaudited)
								Year Ended September 30,
		2010	2009	2008	2007	2006		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$11.01	$10.64	$10.35	$10.25	$10.17	$10.23	$10.98	$10.61	$10.33	$10.23	$10.15	$10.20

Net investment income[1]	0.12	0.29	0.30	0.39	0.40	0.38	0.08	0.19	0.22	0.31	0.32	0.30
Net realized and unrealized gain (loss)	(0.38)	0.50	0.39	0.12	0.09	(0.09)	(0.38)	0.52	0.38	0.12	0.09	(0.07)

Net increase (decrease) from investment operations	(0.26)	0.79	0.69	0.51	0.49	0.29	(0.30)	0.71	0.60	0.43	0.41	0.23

Dividends and distributions from:
Net investment income	(0.13)	(0.35)	(0.34)	(0.41)	(0.41)	(0.35)	(0.09)	(0.27)	(0.26)	(0.33)	(0.33)	(0.28)
Net realized gain	(0.19)	(0.07)	(0.06)	–	–	–	(0.19)	(0.07)	(0.06)	–	–	–

Total dividends and distributions	(0.32)	(0.42)	(0.40)	(0.41)	(0.41)	(0.35)	(0.28)	(0.34)	(0.32)	(0.33)	(0.33)	(0.28)

Net asset value, end of period	$10.43	$11.01	$10.64	$10.35	$10.25	$10.17	$10.40	$10.98	$10.61	$10.33	$10.23	$10.15

Total Investment Return[2]
Based on net asset value	(2.33)%[3]	7.64%	6.80%	5.00%	4.88%	2.96%	(2.74)%[3]	6.81%	5.89%	4.18%	4.08%	2.26%

Ratios to Average Net Assets
Total expenses	1.11%[4]	1.12%	1.07%	1.25%	1.11%	1.19%	1.97%[4]	2.00%	1.89%	2.11%	1.97%	1.91%

Total expenses excluding recoupment of past waived fees	1.11%[4]	1.12%	1.06%	1.25%	1.11%	1.19%	1.88%[4]	1.96%	1.87%	2.11%	1.97%	1.91%

Total expenses after fees waived, reimbursed and paid indirectly	1.05%[4]	1.06%	1.02%	1.19%	1.07%	1.00%	1.90%[4]	1.93%	1.83%	1.98%	1.84%	1.79%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.02%[4]	1.02%	1.01%	1.01%	1.04%	1.00%	1.88%[4]	1.88%	1.82%	1.81%	1.81%	1.79%

Net investment income	2.27%[4]	2.74%	2.84%	3.72%	3.95%	3.74%	1.45%[4]	1.80%	2.10%	2.96%	3.19%	2.95%

Supplemental Data
Net assets, end of period (000)	$232,758	$267,436	$267,495	$244,461	$246,273	$285,303	$6,576	$9,864	$18,660	$24,552	$35,150	$51,314

Portfolio turnover	332%[5]	974%[6]	646%[7]	459%[8]	57%	92%	332%[5]	974%[6]	646%[7]	459%[8]	57%	92%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 187%.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 384%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 496%.
[8]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 174%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	115

Financial Highlights (concluded)	BlackRock Intermediate Government Bond Portfolio

	Investor C Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$11.00	$10.62	$10.33	$10.24	$10.15	$10.21

Net investment income[1]	0.08	0.21	0.22	0.31	0.32	0.30
Net realized and unrealized gain (loss)	(0.39)	0.51	0.40	0.11	0.10	(0.08)

Net increase (decrease) from investment operations	(0.31)	0.72	0.62	0.42	0.42	0.22

Dividends and distributions from:
Net investment income	(0.09)	(0.27)	(0.27)	(0.33)	(0.33)	(0.28)
Net realized gain	(0.19)	(0.07)	(0.06)	–	–	–

Total dividends and distributions	(0.28)	(0.34)	(0.33)	(0.33)	(0.33)	(0.28)

Net asset value, end of period	$10.41	$11.00	$10.62	$10.33	$10.24	$10.15

Total Investment Return[2]
Based on net asset value	(2.81)%[3]	6.90%	6.03%	4.08%	4.18%	2.16%

Ratios to Average Net Assets
Total expenses	1.91%[4]	1.92%	1.82%	2.04%	1.90%	1.90%

Total expenses excluding recoupment of past waived fees	1.90%[4]	1.90%	1.82%	2.04%	1.90%	1.90%

Total expenses after fees waived, reimbursed and paid indirectly	1.84%[4]	1.87%	1.76%	1.98%	1.84%	1.79%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.82%[4]	1.82%	1.75%	1.79%	1.81%	1.79%

Net investment income	1.49%[4]	1.96%	2.12%	2.93%	3.19%	2.96%

Supplemental Data
Net assets, end of period (000)	$45,738	$58,567	$58,247	$23,959	$13,114	$14,426

Portfolio turnover	332%[5]	974%[6]	646%[7]	459%[8]	57%	92%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 187%.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 384%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 496%.
[8]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 174%.

See Notes to Financial Statements.

116	BLACKROCK FUNDS II	MARCH 31, 2011

Financial Highlights	BlackRock Long Duration Bond Portfolio

	BlackRock Shares				Institutional Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,		Period October 19, 2007[1] to September 30, 2008	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,		Period October 19, 2007[1] to September 30, 2008
		2010	2009			2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$11.45	$10.54	$9.06	$10.00	$11.43	$10.54	$9.05	$10.00

Net investment income[2]	0.25	0.51	0.50	0.48	0.24	0.48	0.49	0.47
Net realized and unrealized gain (loss)	(0.89)	0.96	1.50	(0.95)	(0.88)	0.96	1.51	(0.95)

Net increase (decrease) from investment operations	(0.64)	1.47	2.00	(0.47)	(0.64)	1.44	2.00	(0.48)

Dividends and distributions from:
Net investment income	(0.24)	(0.52)	(0.50)	(0.47)	(0.24)	(0.51)	(0.49)	(0.47)
Net realized gain	(0.49)	(0.04)	(0.02)	–	(0.49)	(0.04)	(0.02)	–

Total dividends and distributions	(0.73)	(0.56)	(0.52)	(0.47)	(0.73)	(0.55)	(0.51)	(0.47)

Net asset value, end of period	$10.08	$11.45	$10.54	$9.06	$10.06	$11.43	$10.54	$9.05

Total Investment Return[3]
Based on net asset value	(5.50)%[4]	14.53%	22.65%	(4.97)%[4]	(5.56)%[4]	14.24%	22.75%	(5.10)%[4]

Ratios to Average Net Assets
Total expenses	0.69%[5]	0.68%	0.71%	1.01%[5]	0.84%[5]	0.70%	0.72%	0.96%[5]

Total expenses excluding recoupment of past waived fees	0.69%[5]	0.68%	0.71%	1.01%[5]	0.84%[5]	0.70%	0.72%	0.96%[5]

Total expenses after fees waived, reimbursed and paid indirectly	0.46%[5]	0.45%	0.42%	0.53%[5]	0.56%[5]	0.49%	0.45%	0.53%[5]

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.45%[5]	0.45%	0.41%	0.40%[5]	0.55%[5]	0.49%	0.45%	0.42%[5]

Net investment income	4.74%[5]	4.86%	5.16%	5.11%[5]	4.69%[5]	4.62%	5.15%	4.96%[5]

Supplemental Data
Net assets, end of period (000)	$176,891	$273,303	$220,731	$146,251	$43,228	$2,329	$20,135	$20,277

Portfolio turnover	74%[6]	137%[7]	166%[8]	652%[9]	74%[6]	137%[7]	166%[8]	652%[9]

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 65%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 105%.
[9]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 287%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	117

Financial Highlights (concluded)	BlackRock Long Duration Bond Portfolio

	Investor A Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,		Period October 19, 2007[1] to September 30, 2008
		2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$11.45	$10.54	$9.02	$10.00

Net investment income[2]	0.23	0.47	0.47	0.44
Net realized and unrealized gain (loss)	(0.89)	0.95	1.54	(0.98)

Net increase (decrease) from investment operations	(0.66)	1.42	2.01	(0.54)

Dividends and distributions from:
Net investment income	(0.22)	(0.47)	(0.47)	(0.44)
Net realized gain	(0.49)	(0.04)	(0.02)	—

Total dividends and distributions	(0.71)	(0.51)	(0.49)	(0.44)

Net asset value, end of period	$10.08	$11.45	$10.54	$9.02

Total Investment Return[3]
Based on net asset value	(5.71)%[4]	14.05%	22.81%	(5.70)%[4]

Ratios to Average Net Assets
Total expenses	1.12%[5]	1.09%	1.02%	1.26%[5]

Total expenses excluding recoupment of past waived fees	1.10%[5]	1.09%	1.02%	1.26%[5]

Total expenses after fees waived, reimbursed and paid indirectly	0.91%[5]	0.88%	0.74%	0.81%[5]

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.90%[5]	0.87%	0.74%	0.73%[5]

Net investment income	4.31%[5]	4.42%	4.64%	4.59%[5]

Supplemental Data
Net assets, end of period (000)	$12,304	$14,043	$13,218	$391

Portfolio turnover	74%[6]	137%[7]	166%[8]	652%[9]

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 65%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 105%.
[9]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 287%.

See Notes to Financial Statements.

118	BLACKROCK FUNDS II	MARCH 31, 2011

Financial Highlights	BlackRock Managed Income Portfolio

	Institutional Shares						Service Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.30	$9.75	$9.19	$9.99	$9.99	$10.20	$10.30	$9.75	$9.19	$9.99	$9.99	$10.20

Net investment income[1]	0.19	0.45	0.50	0.49	0.45	0.44	0.17	0.42	0.47	0.47	0.42	0.41
Net realized and unrealized gain (loss)	(0.37)	0.61	0.60	(0.82)	(0.01)	(0.12)	(0.37)	0.61	0.60	(0.83)	(0.01)	(0.12)

Net increase (decrease) from investment operations	(0.18)	1.06	1.10	(0.33)	0.44	0.32	(0.20)	1.03	1.07	(0.36)	0.41	0.29

Dividends and distributions from:
Net investment income	(0.21)	(0.51)	(0.54)	(0.47)	(0.44)	(0.48)	(0.19)	(0.48)	(0.51)	(0.44)	(0.41)	(0.45)
Net realized gain	–	–	–	–	–	(0.05)	–	–	–	–	–	(0.05)

Total dividends and distributions	(0.21)	(0.51)	(0.54)	(0.47)	(0.44)	(0.53)	(0.19)	(0.48)	(0.51)	(0.44)	(0.41)	(0.50)

Net asset value, end of period	$9.91	$10.30	$9.75	$9.19	$9.99	$9.99	$9.91	$10.30	$9.75	$9.19	$9.99	$9.99

Total Investment Return[2]
Based on net asset value	(1.78)%[3]	11.23%	12.54%[4]	(3.51)%	4.50%	3.24%	(1.93)%[3]	10.90%	12.21%[5]	(3.80)%	4.19%	2.93%

Ratios to Average Net Assets
Total expenses	0.95%[6]	1.02%	0.85%	1.11%	0.69%	0.73%	1.05%[6]	1.12%	1.09%	1.40%	0.99%	0.98%

Total expenses excluding recoupment of past waived fees	0.95%[6]	1.02%	0.85%	1.11%	0.69%	0.73%	1.05%[6]	1.12%	1.09%	1.40%	0.99%	0.98%

Total expenses after fees waived, reimbursed and paid indirectly	0.70%[6]	0.79%	0.77%	1.09%	0.68%	0.65%	1.00%[6]	1.09%	1.07%	1.39%	0.97%	0.94%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.65%[6]	0.66%	0.65%	0.65%	0.65%	0.65%	0.95%[6]	0.96%	0.95%	0.95%	0.94%	0.94%

Net investment income	3.76%[6]	4.56%	5.46%	4.96%	4.47%	4.42%	3.47%[6]	4.26%	5.13%	4.67%	4.18%	4.12%

Supplemental Data
Net assets, end of period (000)	$278,273	$312,659	$322,705	$414,653	$514,469	$557,787	$153,546	$154,031	$173,949	$200,973	$214,593	$150,085

Portfolio turnover	435%[7]	704%[8]	561%[9]	906%[10]	256%	184%	435%[7]	704%[8]	561%[9]	906%[10]	256%	184%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Capital contribution from affiliate of $633,234 received by the Fund is reflected in total return calculations. The impact to the return was an increase of 0.12%.
[5]	Capital contribution from affiliate of $633,234 received by the Fund is reflected in total return calculations. The impact to the return was an increase of 0.13%.
[6]	Annualized.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 206%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 495%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 319%.
[1][0]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 241%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	119

Financial Highlights (continued)	BlackRock Managed Income Portfolio

	Investor A Shares						Investor B Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.30	$9.76	$9.19	$9.99	$10.00	$10.21	$10.30	$9.76	$9.20	$9.99	$10.00	$10.21

Net investment income[1]	0.17	0.41	0.46	0.46	0.41	0.41	0.13	0.33	0.39	0.38	0.33	0.32
Net realized and unrealized gain (loss)	(0.36)	0.60	0.61	(0.82)	(0.02)	(0.12)	(0.37)	0.61	0.60	(0.81)	(0.01)	(0.12)

Net increase (decrease) from investment operations	(0.19)	1.01	1.07	(0.36)	0.39	0.29	(0.24)	0.94	0.99	(0.43)	0.32	0.20

Dividends and distributions from:
Net investment income	(0.19)	(0.47)	(0.50)	(0.44)	(0.40)	(0.45)	(0.15)	(0.40)	(0.43)	(0.36)	(0.33)	(0.36)
Net realized gain	–	–	–	–	–	(0.05)	–	–	–	–	–	(0.05)

Total dividends and distributions	(0.19)	(0.47)	(0.50)	(0.44)	(0.40)	(0.50)	(0.15)	(0.40)	(0.43)	(0.36)	(0.33)	(0.41)

Net asset value, end of period	$9.92	$10.30	$9.76	$9.19	$9.99	$10.00	$9.91	$10.30	$9.76	$9.20	$9.99	$10.00

Total Investment Return[2]
Based on net asset value	(1.88)%[3]	10.68%	12.24%[4]	(3.86)%	4.03%	2.86%	(2.36)%[3]	9.83%	11.20%[5]	(4.53)%	3.24%	1.91%

Ratios to Average Net Assets
Total expenses	1.13%[6]	1.21%	1.15%	1.45%	1.03%	1.13%	1.96%[6]	2.10%	2.03%	2.26%	1.80%	1.88%

Total expenses excluding recoupment of past waived fees	1.13%[6]	1.21%	1.15%	1.45%	1.03%	1.13%	1.89%[6]	2.06%	2.02%	2.26%	1.80%	1.88%

Total expenses after fees waived, reimbursed and paid indirectly	1.11%[6]	1.19%	1.14%	1.45%	1.03%	1.01%	1.92%[6]	2.01%	1.99%	2.26%	1.80%	1.85%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.06%[6]	1.06%	1.03%	1.01%	1.00%	1.01%	1.87%[6]	1.88%	1.87%	1.82%	1.77%	1.85%

Net investment income	3.36%[6]	4.15%	5.05%	4.60%	4.12%	4.07%	2.54%[6]	3.37%	4.30%	3.77%	3.38%	3.24%

Supplemental Data
Net assets, end of period (000)	$21,736	$25,402	$20,409	$18,309	$21,155	$23,921	$430	$698	$1,281	$2,198	$3,890	$5,127

Portfolio turnover	435%[7]	704%[8]	561%[9]	906%[10]	256%	184%	435%[7]	704%[8]	561%[9]	906%[10]	256%	184%

See Notes to Financial Statements.

120	BLACKROCK FUNDS II	MARCH 31, 2011

Financial Highlights (concluded)	BlackRock Managed Income Portfolio

	Investor C Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.27	$9.73	$9.18	$9.97	$9.97	$10.18

Net investment income[1]	0.13	0.34	0.38	0.38	0.33	0.33
Net realized and unrealized gain (loss)	(0.36)	0.60	0.60	(0.81)	(0.01)	(0.12)

Net increase (decrease) from investment operations	(0.23)	0.94	0.98	(0.43)	0.32	0.21

Dividends and distributions from:
Net investment income	(0.15)	(0.40)	(0.43)	(0.36)	(0.32)	(0.37)
Net realized gain	—	—	—	—	—	(0.05)

Total dividends and distributions	(0.15)	(0.40)	(0.43)	(0.36)	(0.32)	(0.42)

Net asset value, end of period	$9.89	$10.27	$9.73	$9.18	$9.97	$9.97

Total Investment Return[2]
Based on net asset value	(2.25)%[3]	9.87%	11.15%[5]	(4.56)%	3.32%	2.07%

Ratios to Average Net Assets
Total expenses	1.88%[6]	1.97%	1.95%	2.28%	1.89%	1.80%

Total expenses excluding recoupment of past waived fees	1.88%[6]	1.96%	1.94%	2.28%	1.89%	1.80%

Total expenses after fees waived, reimbursed and paid indirectly	1.86%[6]	1.95%	1.94%	2.27%	1.84%	1.78%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.81%[6]	1.82%	1.82%	1.84%	1.81%	1.78%

Net investment income	2.62%[6]	3.40%	4.13%	3.81%	3.35%	3.32%

Supplemental Data
Net assets, end of period (000)	$6,317	$7,552	$5,488	$2,306	$2,241	$1,144

Portfolio turnover	435%[7]	704%[8]	561%[9]	906%[10]	256%	184%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Capital contribution from affiliate of $633,234 received by the Fund is reflected in total return calculations. The impact to the return was an increase of 0.13%.
[5]	Capital contribution from affiliate of $633,234 received by the Fund is reflected in total return calculations. The impact to the return was an increase of 0.11%.
[6]	Annualized.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 206%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 495%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 319%.
[10]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 241%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	121

Financial Highlights	BlackRock Multi-Sector Bond Portfolio

	Institutional Shares		Investor A Shares		Investor C Shares
	Six Months Ended March 31, 2011 (Unaudited)	Period February 26, 2010[1] to September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	Period February 26, 2010[1] to September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	Period February 26, 2010[1] to September 30, 2010
Per Share Operating Performance
Net asset value, beginning of period	$10.56	$10.00	$10.55	$10.00	$10.56	$10.00

Net investment income[2]	0.20	0.16	0.19	0.17	0.15	0.12
Net realized and unrealized gain
(loss)	(0.20)	0.53	(0.19)	0.49	(0.19)	0.51

Net increase (decrease) from investment operations	—	0.69	—	0.66	(0.04)	0.63

Dividends and distributions from:
Net investment income	(0.18)	(0.13)	(0.17)	(0.11)	(0.13)	(0.07)
Net realized gain	(0.15)	—	(0.15)	—	(0.15)	—

Total dividends and distributions	(0.33)	(0.13)	(0.32)	(0.11)	(0.28)	(0.07)

Net asset value, end of period	$10.23	$10.56	$10.23	$10.55	$10.24	$10.56

Total Investment Return[3,4]
Based on net asset value	0.05%	6.91%	0.02%	6.64%	(0.36)%	6.29%

Ratios to Average Net Assets[5]
Total expenses	1.04%[6]	1.08%[7]	1.33%[6]	1.41%[7]	2.08%[6]	2.14%[7]

Total expenses after fees waived, reimbursed and paid indirectly	0.92%	0.70%	1.17%	0.94%	1.92%	1.68%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.70%	0.70%	0.95%	0.94%	1.70%	1.68%

Net investment income	3.94%	2.63%	3.70%	2.72%	2.94%	1.97%

Supplemental Data
Net assets, end of period (000)	$75,341	$78,510	$19,536	$17,908	$13,992	$16,148

Portfolio turnover	315%[8]	349%[9]	315%[8]	349%[9]	315%[8]	349%[9]

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]

Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 1.08%, 1.37% and 2.12% respectively.

[7]

Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 1.13%, 1.48% and 2.21% respectively.

[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 203%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 236%.

See Notes to Financial Statements.

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Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a open-end management investment company. The Trust is organized as a Massachusetts business trust. As of March 31, 2011, the Trust had 32 series, of which BlackRock Bond Portfolio (“Bond”), BlackRock GNMA Portfolio (“GNMA”), BlackRock Inflation Protected Bond Portfolio (“Inflation Protected Bond”), BlackRock Intermediate Government Bond Portfolio (“Intermediate Government Bond”), BlackRock Long Duration Bond Portfolio (“Long Duration Bond”), BlackRock Managed Income Portfolio (“Managed Income”) and BlackRock Multi-Sector Bond Portfolio (“MultiSector Bond”) (collectively the “Funds” or individually a “Fund”) are included in these financial statements. Each of the Funds, except Inflation Protected Bond is diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately seven years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Reorganizations: On March 18, 2011, the Board of Trustees of the Trust (the “Board”) approved a plan of reorganization whereby Intermediate Government Bond will acquire substantially all of the assets and assume certain stated liabilities of BlackRock Government Income Portfolio in exchange for newly issued shares of Intermediate Government Bond. The Board also approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby BlackRock Total Return Portfolio II will acquire substantially all of the assets and assume certain stated liabilities of Bond and Managed Income in exchange for newly issued shares of BlackRock Total Return Portfolio II.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end registered investment companies are valued at net asset value each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued

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Notes to Financial Statements (continued)

by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seek to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investment in IOs.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the

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Notes to Financial Statements (continued)

interest (IOs) and principal (POs) distributions on a pool of mortgage assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Capital Trusts: The Funds may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Borrowed Bond Agreements: The Funds may enter into borrowed bond agreements. In a borrowed bond agreement, the Funds borrow a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Funds, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Funds and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interests of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Funds may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Funds may also experience delays in gaining access to the collateral.

Short Sales: The Funds may enter into short sale transactions in which a Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends [or interest] received on the security sold short, which is shown as dividend [or interest] expense in the Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on its cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments, if any.

Inflation-Indexed Bonds: The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a

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Notes to Financial Statements (continued)

larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TBA Commitments: The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: The Funds may enter into treasury roll transactions. In a treasury roll transaction, the Funds sell a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Funds receive cash from the sale of Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Funds and the counterparty over the term of the borrowing. The Funds will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Funds. If the interest expense exceeds the income earned, the Funds’ net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Funds are required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Funds’ obligation to repurchase the securities.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to

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changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns, with the exception of Long Duration and Multi-Sector Bond, remains open for each of the four years ended September 30, 2010. Multi-Sector Bond’s US federal tax returns remain open for the period ended September 30, 2010. Long Duration’s US federal tax returns remain open for the period ended September 30, 2008 and the years ended September 30, 2009 and September 30, 2010. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Multi-Sector Bond Fund were expensed by the Fund and reimbursed by the manager. Offering costs are amortized over a 12-month period beginning with the commencement of operations of the Funds.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Fund are allocated daily to each class based on its relative net assets.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as credit risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market value net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between a Fund and each of its respective counterparties. The ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between

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the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds, except GNMA, enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including credit risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the Funds and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps – Bond, Long Duration Bond, Managed Income and Multi-Sector Bond enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write)

128	BLACKROCK FUNDS II	MARCH 31, 2011

Notes to Financial Statements (continued)

credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps – GNMA, Intermediate Government Bond, Managed Income and Multi-Sector Bond enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps – The Funds enter into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of March 31, 2011
Asset Derivatives
	Statements of Assets and Liabilities Location	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond
	Net unrealized appreciation/
	depreciation*; Unrealized
	appreciation on swaps;
	Investments at
Interest rate contracts	value – unaffiliated**	$25,078,568	$11,783,212	$56,713,277	$12,022,787
	Unrealized appreciation on foreign
	currency exchange contracts;
	Investments at
Foreign currency exchange contracts	value – unaffiliated**	1,273,436	–	3,503,513	1,004,759
Credit contracts	Unrealized appreciation on swaps	32,054	–	–	–

Total		$26,384,058	$11,783,212	$60,216,790	$13,027,546

Liability Derivatives
	Statements of Assets and Liabilities Location	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond
	Net unrealized appreciation/
	depreciation*; Unrealized
	depreciation on swaps; Options
Interest rate contracts	written at value	$32,046,858	$18,840,034	$75,062,136	$14,700,780
	Unrealized depreciation on foreign
	currency exchange contracts;
Foreign currency exchange contracts	Options written at value	990,308	–	3,217,828	1,317,063

Total		$33,037,166	$18,840,034	$78,279,964	$16,017,843

BLACKROCK FUNDS II	MARCH 31, 2011	129

Notes to Financial Statements (continued)

Fair Values of Derivative Instruments as of March 31, 2011
Asset Derivatives
	Statements of Assets and Liabilities Location	Long Duration Bond	Managed Income	Multi-Sector Bond
	Net unrealized appreciation/
	depreciation*; Unrealized
	appreciation on swaps;
	Investments at
Interest rate contracts	value – unaffiliated**	$4,373,336	$4,723,340	$2,305,564
	Unrealized appreciation on foreign
	currency exchange contracts;
	Investments at
Foreign currency exchange contracts	value – unaffiliated**	–	495,106	277,956
Credit contracts	Unrealized appreciation on swaps	46,861	3,575	25,654

Total		$4,420,197	$5,222,021	$2,609,174

Liability Derivatives
	Statements of Assets and Liabilities Location	Long Duration Bond	Managed Income	Multi-Sector Bond
	Net unrealized appreciation/
	depreciation*; Unrealized
	depreciation on swaps; Options
Interest rate contracts	written at value	$5,037,685	$7,388,508	$2,927,060
	Unrealized depreciation on foreign
	currency exchange contracts;
Foreign currency exchange contracts	Options written at value	29,913	390,334	417,387
Credit contracts	Unrealized depreciation on swaps	12,664	–	64,789

Total		$5,080,262	$7,778,842	$3,409,236

*	Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.
**	Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Instruments in the Statements of Operations Six Months Ended March 31, 2011
Net Realized Gain (Loss) from
	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond
Interest rate contracts:
Financial futures contracts	$62,184	$(2,735,246)	$17,105,164	$(3,396,603)
Swaps	(4,754,551)	(2,942,341)	(11,324,095)	(258,967)
Options***	(1,786,819)	225,993	7,448,329	1,349,914
Foreign currency exchange contracts:
Foreign currency exchange contracts	517,358	–	(789,916)	720,756
Options***	(27,052)	–	–	(185,430)
Credit contracts:
Swaps	(786,300)	–	–	–

Total	$(6,775,180)	$(5,451,594)	$12,439,482	$(1,770,330)

Net Realized Gain (Loss) from
		Long Duration Bond	Managed Income	Multi-Sector Bond
Interest rate contracts:
Financial futures contracts		$(3,517,735)	$(1,297,584)	$(873,862)
Swaps		345,603	(2,347,075)	4,945
Options***		43,053	(193,948)	198,978
Foreign currency exchange contracts:
Foreign currency exchange contracts		(97,483)	167,481	(80,940)
Options***		–	(14,660)	(26,496)
Credit contracts:
Swaps		170,138	(260,409)	(292,207)

Total		$(3,056,424)	$(3,946,195)	$(1,069,582)

130	BLACKROCK FUNDS II	MARCH 31, 2011

Notes to Financial Statements (continued)

Net Change in Unrealized Appreciation/Depreciation on
	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond
Interest rate contracts:
Financial futures contracts	$178,789	$2,217,662	$698,582	$731,206
Swaps	9,020,677	1,858,413	3,497,354	1,489,741
Options***	1,691,128	3,329,449	12,356,740	(792,410)
Foreign currency exchange contracts:
Foreign currency exchange contracts	(255,623)	–	915,040	(484,178)
Options***	(428,773)	–	–	(215,418)
Credit contracts:
Swaps	24,086	–	–	–

Total	$10,230,284	$7,405,524	$17,467,716	$728,941

Net Change in Unrealized Appreciation/Depreciation on
		Long Duration Bond	Managed Income	Multi-Sector Bond
Interest rate contracts:
Financial futures contracts		$164,073	$67,238	$35,584
Swaps		97,694	1,819,598	244,773
Options***		325,804	2,407,271	109,184
Foreign currency exchange contracts:
Foreign currency exchange contracts		2,888	(121,894)	(111,594)
Options***		–	(170,745)	(42,773)
Credit contracts:
Swaps		1,558	54,259	130,165

Total		$592,017	$4,055,727	$365,339

***	Options purchased are included in the net realized gain (loss) from investments – unaffiliated and net change in unrealized appreciation/depreciation on investments – unaffiliated.

For the six months ended March 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond
Financial futures contracts:
Average number of contracts purchased	1,385	3	1,261	475
Average number of contracts sold	2,790	2,098	2,513	325
Average notional value of contracts purchased	$196,950,181	$608,625	$179,736,938	$78,678,856
Average notional value of contracts sold	$414,373,889	$383,767,951	$319,699,594	$65,685,516
Foreign currency exchange contracts:
Average number of contracts – US dollars purchased	7	–	4	59
Average number of contracts – US dollars sold	5	–	2	54
Average US dollar amounts purchased	$21,258,307	–	$82,501,676	$64,980,614
Average US dollar amounts sold	$16,277,167	–	$55,205,167	$64,669,272
Options:
Average number of option contracts purchased	7	1	1	6
Average number of option contracts written	5	1	1	5
Average notional value of option contracts purchased	$259,504,636	$86,182,813	$683,945,625	$107,319,525
Average notional value of option contracts written	$302,885,667	$85,745,313	$745,784,375	$122,515,250
Average number of swaption contracts purchased	41	11	28	39
Average number of swaption contracts written	59	25	48	53
Average notional value of swaption contracts purchased	$579,350,000	$122,300,000	$1,028,950,000	$326,750,000
Average notional value of swaption contracts written	$718,118,831	$376,000,000	$1,837,219,478	$328,212,251
Credit default swaps:
Average number of contracts – buy protection	1	–	–	–
Average number of contracts – sell protection	2	–	–	–
Average notional value – buy protection	$15,145,000	–	–	–
Average notional value – sell protection	$13,065,000	–	–	–
Interest rate swaps:
Average number of contracts – pays fixed rate	13	9	12	31
Average number of contracts – receives fixed rate	11	9	7	26
Average notional value – pays fixed rate	$177,000,000	$159,500,000	$429,780,000	$225,900,000
Average notional value – receives fixed rate	$84,850,000	$63,350,000	$189,642,500	$125,200,000
Total return swaps:
Average number of contracts	–	5	–	13
Average notional value	–	$85,447,000	–	$63,761,500

BLACKROCK FUNDS II	MARCH 31, 2011	131

Notes to Financial Statements (continued)

	Long Duration Bond	Managed Income	Multi-Sector Bond
Financial futures contracts:
Average number of contracts purchased	350	240	239
Average number of contracts sold	195	1,189	248
Average notional value of contracts purchased	$44,604,020	$42,359,210	$34,249,177
Average notional value of contracts sold	$23,471,407	$202,459,411	$42,010,533
Foreign currency exchange contracts:
Average number of contracts – US dollars purchased	2	7	64
Average number of contracts – US dollars sold	–	5	53
Average US dollar amounts purchased	$1,359,141	$8,242,864	$16,610,948
Average US dollar amounts sold	–	$6,247,450	$13,577,963
Options:
Average number of option contracts purchased	1	7	12
Average number of option contracts written	1	5	10
Average notional value of option contracts purchased	$36,429,688	$101,301,003	$25,391,381
Average notional value of option contracts written	$18,450,313	$117,875,188	$30,002,484
Average number of swaption contracts purchased	24	32	33
Average number of swaption contracts written	40	42	53
Average notional value of swaption contracts purchased	$106,700,000	$192,800,000	$55,300,000
Average notional value of swaption contracts written	$131,050,000	$246,461,359	$64,805,864
Credit default swaps:
Average number of contracts – buy protection	2	1	15
Average number of contracts – sell protection	2	1	2
Average notional value – buy protection	$850,000	$4,725,000	$5,351,391
Average notional value – sell protection	$985,000	$4,365,000	$1,281,719
Interest rate swaps:
Average number of contracts – pays fixed rate	5	22	23
Average number of contracts – receives fixed rate	2	16	17
Average notional value – pays fixed rate	$31,200,000	$111,250,000	$35,250,000
Average notional value – receives fixed rate	$2,100,000	$41,300,000	$13,850,000
Total return swaps:
Average number of contracts	–	8	3
Average notional value	–	$15,742,000	$3,400,500
3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at the following annual rates of each Fund’s average daily net assets as follows:

	Each Fund except GNMA & Inflation Protected Bond	GNMA	Inflation Protected Bond
Average Daily Net Assets	Investment Advisory Fee	Investment Advisory Fee	Investment Advisory Fee
First $1 Billion	0.500%	0.550%	0.400%
$1 Billion – $2 Billion	0.450%	0.500%	0.375%
$2 Billion – $3 Billion	0.425%	0.475%	0.350%
Greater Than $3 Billion	0.400%	0.450%	0.325%

The Manager contractually or voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. These amounts are included in fees waived by advisor and shown as administration fees waived – class specific, transfer agent fees waived – class specific, transfer agent fees reimbursed – class specific and expenses reimbursed by advisor, respectively, in the Statements of Operations.

132	BLACKROCK FUNDS II	MARCH 31, 2011

Notes to Financial Statements (continued)

For the six months ended March 31, 2011, the amounts included in fees waived by advisor were as follows:

Bond	$841,690
GNMA	$864,727
Inflation Protected Bond	$2,665,788
Intermediate Government Bond	$150,444
Long Duration Bond	$250,988
Managed Income	$42,763
Multi-Sector Bond	$69,215

The expense limitations as a percentage of average daily net assets are as follows:

	Bond		GNMA		Inflation Protected Bond
	Contractual[1]	Voluntary[2]	Contractual[1]	Voluntary[2]	Contractual[1]	Voluntary[2]
BlackRock	0.47%	–	0.52%	–	0.32%	–
Institutional	0.60%	0.56%	0.60%	0.55%[3]	0.44%	–
Service	0.90%	–	0.90%	–	0.75%	–
Investor A	0.95%	–	1.07%	–	0.85%	0.76%
Investor B	1.70%	–	1.85%	–	1.63%	–
Investor C	1.70%	–	1.82%	–	1.62%	–
Class R	1.71%[4]	–	1.93%[4]	–	1.79%[4]	–

	Intermediate Government Bond	Long Duration Bond	Managed Income	Multi-Sector Bond
	Contractual[1]	Contractual[1]	Contractual[1]	Voluntary[2]
BlackRock	N/A	0.45%	N/A	N/A
Institutional	0.62%	0.55%	0.65%	0.70%
Service	0.92%	N/A	0.95%	N/A
Investor A	1.07%	0.90%	1.12%	0.95%
Investor B	1.88%	N/A	1.87%	N/A
Investor C	1.82%	N/A	1.87%	1.70%
Class R	1.66%[4]	2.22%[4]	1.55%[4]	N/A
[1]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2012 unless approved by the Board, including a majority of the Independent Trustees.
[2]	The voluntary waiver or reimbursement may be reduced or discontinued at any time.
[3]	The voluntary waiver cap changed from 0.48% to 0.55% effective November 1, 2009.
[4]	There were no shares outstanding as of March 31, 2011.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the six months ended March 31, 2011, the amounts waived/reimbursed were as follows:

Bond	$17,073
GNMA	$64,819
Inflation Protected Bond	$26,576
Intermediate Government Bond	$9,155
Long Duration Bond	$1,248
Managed Income	$1,423
Multi-Sector Bond	$2,130

The Manager entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager.

For each Fund excluding Multi-Sector Bond, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2011, the Manager recouped the following waivers previously recorded by the Funds:

Recoupment of Past Waived Fees
Share Classes	Bond	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income
Institutional	–	$60,169	–	–	–
Service	$1,065	3,137	–	–	–
Investor A	274	–	–	$989	–
Investor B	24	–	$3,668	–	$187
Investor C	–	–	1,906	–	27

Total	$1,363	$63,306	$5,574	$989	$214

BLACKROCK FUNDS II	MARCH 31, 2011	133

Notes to Financial Statements (continued)

On March 31, 2011, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2011	2012	2013
Bond	$1,759,638	$1,734,306	$871,630
GNMA	$2,383,134	$2,154,226	$1,032,206
Inflation Protected Bond	$2,331,561	$4,725,744	$2,724,953
Intermediate Government Bond	$376,483	$604,555	$328,847
Long Duration Bond	$561,421	$607,320	$291,071
Managed Income	$322,198	$773,277	$399,758

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	–
Investor A	0.25%	–
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the six months ended March 31, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Bond	$9,444
GNMA	$47,253
Inflation Protected Bond	$98,620
Intermediate Government Bond	$3,701
Long Duration Bond	$664
Managed Income	$4,245
Multi-Sector Bond	$3,668

For the six months ended March 31, 2011, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, Investor B and Investor C Shares:

Share Classes	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond	Managed Income	Multi-Sector Bond
Investor A	$25	$16,939	$19,214	$4,901	$1,500	$1,120
Investor B	$2,938	$11,695	$5,004	$7,948	$548	N/A
Investor C	$15,537	$51,016	$100,132	$7,791	$1,027	$5,403

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2011, the Funds paid the following to affiliates in return for these services, which is included in transfer agent – class specific in the Statement of Operations:

Bond	$247,670
GNMA	$112,753
Inflation Protected Bond	$19,576
Intermediate Government Bond	$143,899
Long Duration Bond	$28,043
Managed Income	$294,023

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2011, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations.

Share Classes	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income	Multi-Sector Bond
BlackRock	$263	$19	$655	–	$403	–	–
Institutional	1,095	5,462	11,129	$517	23	$592	$237
Service	975	336	735	29	–	535	–
Investor A	1,764	5,804	33,068	5,713	106	390	163
Investor B	65	170	170	370	–	29	–
Investor C	1,106	4,536	8,891	893	–	123	107

Total	$5,268	$16,327	$54,648	$7,522	$532	$1,669	$507

134	BLACKROCK FUNDS II	MARCH 31, 2011

Notes to Financial Statements (continued)

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the six months ended March 31, 2011, the Funds paid the following to affiliates in return for these services, which are included in administration and administration – class specific in the Statements of Operations:

Bond	$256,852
GNMA	$285,171
Inflation Protected Bond	$694,180
Intermediate Government Bond	$124,330
Long Duration Bond	$44,746
Managed Income	$90,816
Multi-Sector Bond	$20,902

For the six months ended March 31, 2011, the following tables show the various types of class specific expenses borne directly by each class of each Fund and any associated waivers or reimbursements of those expenses:

	Administration Fees
Share Classes	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income	Multi-Sector Bond
BlackRock	$16,871	$144	$44,099	–	$23,852	–	–
Institutional	72,685	62,730	100,695	$21,762	4,920	$37,498	$9,606
Service	16,381	4,945	9,278	529	–	18,972	–
Investor A	32,915	43,789	111,147	31,195	1,582	2,965	2,409
Investor B	382	1,273	1,316	1,019	–	70	–
Investor C	8,638	40,536	74,633	6,465	–	869	2,137

Total	$147,872	$153,417	$341,168	$60,970	$30,354	$60,374	$14,152

Affiliates earned $57,963, $85,690, $172,023, $37,111, $1,329, $4,482 and $629 from Bond, GNMA, Inflation Protected Bond, Intermediate Government Bond, Long Duration Bond, Managed Income and Multi-Sector Bond, respectively, in administration fees which are included in administration – class specific in the Statements of Operations.

	Administration Fees Waived
Share Classes	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income	Multi-Sector Bond
BlackRock	$16,871	$139	$43,468	–	$23,806	–	–
Institutional	72,237	62,730	14,717	$21,762	4,920	$37,498	$9,069
Service	79	4,858	–	529	–	18,372	–
Investor A	526	–	110,959	–	299	–	2,409
Investor B	196	–	–	34	–	22	–
Investor C	–	–	–	1,534	–	–	2,044

Total	$89,909	$67,727	$169,144	$23,859	$29,025	$55,892	$13,522

	Service and Distribution Fees
Share Classes	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income	Multi-Sector Bond
Service	$162,579	$49,605	$86,424	$5,305	–	$189,558	–
Investor A	330,977	440,709	1,819,408	312,577	$15,870	29,650	$24,239
Investor B	15,253	51,038	52,692	40,525	–	2,774	–
Investor C	345,884	1,625,441	3,318,800	259,020	–	34,797	85,629

Total	$854,693	$2,166,793	$5,277,324	$617,427	$15,870	$256,779	$109,868

BLACKROCK FUNDS II	MARCH 31, 2011	135

Notes to Financial Statements (continued)

	Transfer Agent Fees
Share Classes	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income	Multi-Sector Bond
BlackRock	$7,259	$257	$2,515	–	$483	–	–
Institutional	327,233	292,856	443,256	$151,626	30,290	$300,721	$6,720
Service	96,425	30,443	42,464	3,979	–	38,102	–
Investor A	120,259	204,809	1,575,670	162,170	10,439	15,645	5,229
Investor B	3,309	9,888	8,697	6,094	–	433	–
Investor C	36,635	186,049	336,964	43,943	–	4,339	5,324

Total	$591,120	$724,302	$2,409,566	$367,812	$41,212	$359,240	$17,273

Affiliates earned $252,938, $129,080, $74,224, $151,421, $28,575, $295,692 and $507 from Bond, GNMA, Inflation Protected Bond, Intermediate Government Bond, Long Duration Bond, Managed Income and Multi-Sector Bond, respectively, in transfer agent fees which are included in transfer agent – class specific in the Statements of Operations.

	Transfer Agent Fees Waived
Share Classes	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income	Multi-Sector Bond
BlackRock	$263	$18	$254	–	$397	–	–
Institutional	1,027	5,462	166	$517	22	$592	$221
Service	–	324	–	29	–	175	–
Investor A	47	–	28,890	–	1	–	163
Investor B	9	–	–	2	–	12	–
Investor C	–	–	–	16	–	–	100

Total	$1,346	$5,804	$29,310	$564	$420	$779	$484

	Transfer Agent Fees Reimbursed
Share Classes	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income	Multi-Sector Bond
BlackRock	$6,960	$227	$558	–	$75	–	–
Institutional	39,430	211,776	–	$151,051	10,562	$300,120	$5,243
Service	–	4,779	–	2,896	–	192	–
Investor A	877	–	126,340	–	2	–	4,761
Investor B	20	–	–	10	–	12	–
Investor C	–	–	–	22	–	–	4,681

Total	$47,287	$216,782	$126,898	$153,979	$10,639	$300,324	$14,685

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

136	BLACKROCK FUNDS II	MARCH 31, 2011

Notes to Financial Statements (continued)

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended March 31, 2011, were as follows:

	Purchases	Sales
Bond	$4,465,894,562	$4,450,923,399
GNMA	$11,234,941,757	$12,082,581,972
Inflation Protected Bond	$5,453,661	$276,641
Intermediate Government Bond	$5,673,138,721	$6,200,976,288
Long Duration Bond	$88,706,148	$109,569,612
Managed Income	$3,019,371,297	$3,083,386,831
Multi-Sector Bond	$549,198,358	$507,015,412

Purchases and sales of US government securities for the six months ended March 31, 2011, were as follows:

	Purchases	Sales
Bond	$3,400,916,945	$3,313,318,332
GNMA	$313,437,307	$339,450,412
Inflation Protected Bond	$2,215,810,496	$2,314,712,337
Intermediate Government Bond	$1,187,200,302	$1,221,682,171
Long Duration Bond	$105,507,096	$118,800,377
Managed Income	$1,146,570,603	$1,141,986,018
Multi-Sector Bond	$202,434,349	$208,266,051

Purchases and sales of mortgage dollar rolls for the six months ended March 31, 2011, were as follows:

	Purchases	Sales
Bond	$3,435,686,442	$3,436,920,035
GNMA	$8,394,443,445	$8,402,140,684
Intermediate Government Bond	$3,001,609,203	$3,003,339,008
Long Duration Bond	$25,127,219	$25,216,397
Managed Income	$2,190,627,145	$2,191,501,635
Multi-Sector Bond	$252,846,531	$252,847,486

Transactions in options written for the six months ended March 31, 2011, were as follows:

	Bond
	Calls			Puts
	Option Contracts	Swaptions Notional (000)	Premiums Received	Option Contracts	Swaptions Notional (000)	Premiums Received
Outstanding options, beginning of period	–	$242,600	$11,186,645	–	$355,100	$12,664,281
Options written	11,528	231,400	11,308,878	7,712	292,400	10,956,493
Options expired	(554)	(28,500)	(615,315)	(2,036)	(85,300)	(330,038)
Options closed	(7,530)	(93,900)	(5,058,644)	(3,790)	(176,400)	(6,082,341)

Outstanding options, end of period	3,444	$351,600	$16,821,564	1,886	$385,800	$17,208,395

	GNMA
	Calls			Puts
		Swaptions Notional (000)	Premiums Received	Option Contracts	Swaptions Notional (000)	Premiums Received
Outstanding options, beginning of period		$135,100	$5,057,500	–	$135,100	$5,057,500
Options written		192,200	7,403,160	1,203	253,300	8,164,230
Options expired		–	–	(23)	(2,600)	(29,765)
Options closed		(108,600)	(3,668,937)	(480)	(154,000)	(4,104,583)

Outstanding options, end of period		$218,700	$8,791,723	700	$231,800	$9,087,382

	Inflation Protected Bond
	Calls			Puts
	Option Contracts	Swaptions Notional (000)	Premiums Received	Option Contracts	Swaptions Notional (000)	Premiums Received
Outstanding options, beginning of period	–	$474,300	$20,655,175	–	$874,600	$25,650,355
Options written	974	807,400	25,663,077	8,584	936,300	28,192,485
Options expired	(834)	(57,200)	(1,533,846)	(59)	(429,600)	(3,243,462)
Options closed	(140)	(355,100)	(7,299,677)	(1,219)	(405,000)	(8,858,685)

Outstanding options, end of period	–	$869,400	$37,484,729	7,306	$976,300	$41,740,693

BLACKROCK FUNDS II	MARCH 31, 2011	137

Notes to Financial Statements (continued)

	Intermediate Government Bond
	Calls			Puts
	Option Contracts	Swaptions Notional (000)	Premiums Received	Option Contracts	Swaptions Notional (000)	Premiums Received
Outstanding options, beginning of period	–	$139,400	$5,293,171	–	$272,100	$6,568,931
Options written	3,497	148,400	5,953,177	4,136	213,800	6,877,912
Options expired	(309)	(24,000)	(320,658)	(1,597)	(112,200)	(449,066)
Options closed	(2,892)	(124,000)	(4,732,837)	(1,714)	(183,900)	(5,931,816)

Outstanding options, end of period	296	$139,800	$6,192,853	825	$189,800	$7,065,961

	Long Duration Bond
	Calls			Puts
		Swaptions Notional (000)	Premiums Received	Option Contracts	Swaptions Notional (000)	Premiums Received
Outstanding options, beginning of period		$39,600	$1,984,090	–	$62,800	$2,363,160
Options written		37,900	1,382,896	276	53,100	1,575,891
Options expired		(3,700)	(63,640)	–	(11,200)	(22,400)
Options closed		(9,000)	(543,650)	(125)	(30,800)	(884,391)

Outstanding options, end of period		$64,800	$2,759,696	151	$73,900	$3,032,260

	Managed Income
	Calls			Puts
	Option Contracts	Swaptions Notional (000)	Premiums Received	Option Contracts	Swaptions Notional (000)	Premiums Received
Outstanding options, beginning of period	–	$120,900	$5,551,952	–	$171,300	$6,253,246
Options written	4,400	92,200	4,465,431	2,437	115,600	4,315,173
Options expired	(210)	(11,600)	(237,242)	(270)	(36,600)	(111,243)
Options closed	(2,853)	(121,700)	(6,105,073)	(1,429)	(155,100)	(6,557,250)

Outstanding options, end of period	1,337	$79,800	$3,675,068	738	$95,200	$3,899,926

	Multi-Sector Bond
	Calls			Puts
	Option Contracts	Swaptions Notional (000)	Premiums Received	Option Contracts	Swaptions Notional (000)	Premiums Received
Outstanding options, beginning of period	661	$13,500	$670,198	–	$20,500	$739,556
Options written	2,914	27,300	1,313,450	993	54,400	1,394,141
Options expired	(1,051)	(2,600)	(142,872)	(395)	(6,100)	(30,755)
Options closed	(674)	(10,100)	(454,860)	(341)	(18,700)	(574,017)

Outstanding options, end of period	1,850	$28,100	$1,385,916	257	$50,100	$1,528,925

5. Borrowings:

For the six months ended March 31, 2011, the average amount of borrowings and the daily weighted average interest rates in treasury rolls and reverse repurchase agreements were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Bond	$88,742,946	0.30%
Intermediate Government Bond	$12,654,640	0.31%
Managed Income	$131,134,376	0.26%
Multi-Sector Bond	$2,815,721	0.22%

For the six months ended March 31, 2011, the average amount of borrowings and the daily weighted average interest rates in reverse repurchase agreements were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
GNMA	$173,948	0.14%
Inflation Protected Bond	$65,245,799	0.19%
Long Duration Bond	$8,539,701	0.19%

138	BLACKROCK FUNDS II	MARCH 31, 2011

Notes to Financial Statements (continued)

The Funds, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on their net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2010. The Funds did not borrow under the credit agreement during the six months ended March 31, 2011.

6. Capital Loss Carryforwards:

As of September 30, 2010, the following Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expiring September 30,	Managed Income
2015	$4,208,497
2017	2,597,183
2018	15,116,798

Total	$21,922,478

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after September 30, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2011		Year Ended September 30, 2010
Bond	Shares	Amount	Shares	Amount

BlackRock
Shares sold	90,771	$848,191	9,705,852	$90,736,301
Shares issued in reinvestment of dividends and distributions	257,778	2,413,776	557,195	5,238,401

Total issued	348,549	3,261,967	10,263,047	95,974,702
Shares redeemed	(2,913,129)	(27,531,192)	(16,795,508)	(157,207,059)

Net decrease	(2,564,580)	$(24,269,225)	(6,532,461)	$(61,232,357)

Institutional
Shares sold	22,525,794	$216,901,452	21,913,936	$205,475,438
Shares issued in reinvestment of dividends and distributions	987,899	9,236,045	1,180,287	11,086,583

Total issued	23,513,693	226,137,497	23,094,223	216,562,021
Shares redeemed	(11,277,526)	(106,084,814)	(27,235,870)	(254,805,144)

Net increase (decrease)	12,236,167	$120,052,683	(4,141,647)	$(38,243,123)

BLACKROCK FUNDS II	MARCH 31, 2011	139

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2011		Year Ended September 30, 2010
Bond (concluded)	Shares	Amount	Shares	Amount

Service
Shares sold	634,796	$5,967,245	2,157,845	$20,213,688
Shares issued in reinvestment of dividends and distributions	288,733	2,702,355	703,124	6,601,505

Total issued	923,529	8,669,600	2,860,969	26,815,193
Shares redeemed	(2,156,806)	(20,283,343)	(7,865,989)	(73,818,205)

Net decrease	(1,233,277)	$(11,613,743)	(5,005,020)	$(47,003,012)

Investor A
Shares sold and automatic conversion of shares	3,003,811	$28,249,568	23,041,640	$220,283,466
Shares issued in reinvestment of dividends and distributions	568,053	5,313,115	382,652	3,597,127

Total issued	3,571,864	33,562,683	23,424,292	223,880,593
Shares redeemed	(4,540,171)	(42,822,711)	(4,686,680)	(43,999,284)

Net increase (decrease)	(968,307)	$(9,260,028)	18,737,612	$179,881,309

Investor B
Shares sold	19,393	$182,219	168,277	$1,579,296
Shares issued in reinvestment of dividends and distributions	4,483	41,891	14,032	131,642

Total issued	23,876	224,110	182,309	1,710,938
Shares redeemed and automatic conversion of shares	(145,313)	(1,373,690)	(399,011)	(3,742,590)

Net decrease	(121,437)	$(1,149,580)	(216,702)	$(2,031,652)

Investor C
Shares sold	357,976	$3,396,596	4,101,979	$38,473,830
Shares issued in reinvestment of dividends and distributions	112,123	1,048,730	210,272	1,977,033

Total issued	470,099	4,445,326	4,312,251	40,450,863
Shares redeemed	(2,444,161)	(22,977,990)	(2,790,822)	(26,199,957)

Net increase (decrease)	(1,974,062)	$(18,532,664)	1,521,429	$14,250,906

GNMA

BlackRock
Shares sold	96,435	$981,037	17,315	$192,287
Shares issued in reinvestment of dividends and distributions	4,882	49,503	25,280	261,569

Total issued	101,317	1,030,540	42,595	453,856
Shares redeemed	(27,420)	(276,709)	(3,953,944)	(41,080,275)

Net increase (decrease)	73,897	$753,831	(3,911,349)	$(40,626,419)

Institutional
Shares sold	4,303,342	$44,529,111	20,424,769	$212,136,947
Shares issued in reinvestment of dividends and distributions	1,887,557	19,200,121	2,013,083	20,599,583

Total issued	6,190,899	63,729,232	22,437,852	232,736,530
Shares redeemed	(13,671,618)	(140,561,785)	(25,300,548)	(261,087,470)

Net decrease	(7,480,719)	$(76,832,553)	(2,862,696)	$(28,350,940)

140	BLACKROCK FUNDS II	MARCH 31, 2011

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2011		Year Ended September 30, 2010
GNMA (concluded)	Shares	Amount	Shares	Amount

Service
Shares sold	1,041,332	$10,658,345	2,425,650	$25,199,058
Shares issued in reinvestment of dividends and distributions	177,297	1,800,794	150,017	1,535,965

Total issued	1,218,629	12,459,139	2,575,667	26,735,023
Shares redeemed	(1,354,846)	(14,087,740)	(1,333,688)	(13,737,794)

Net increase (decrease)	(136,217)	$(1,628,601)	1,241,979	$12,997,229

Investor A
Shares sold and automatic conversion of shares	4,917,957	$51,244,454	21,899,415	$227,667,878
Shares issued in reinvestment of dividends and distributions	1,353,343	13,819,706	1,144,488	11,778,145

Total issued	6,271,300	65,064,160	23,043,903	239,446,023
Shares redeemed	(10,281,872)	(105,790,676)	(17,978,532)	(186,405,120)

Net increase (decrease)	(4,010,572)	$(40,726,516)	5,065,371	$53,040,903

Investor B
Shares sold	56,977	$588,271	279,116	$2,896,826
Shares issued in reinvestment of dividends and distributions	36,983	375,841	51,410	525,325

Total issued	93,960	964,112	330,526	3,422,151
Shares redeemed and automatic conversion of shares	(384,602)	(3,971,602)	(1,139,964)	(11,781,167)

Net decrease	(290,642)	$(3,007,490)	(809,438)	$(8,359,016)

Investor C
Shares sold	2,175,941	$22,618,313	12,696,329	$131,473,860
Shares issued in reinvestment of dividends and distributions	1,218,039	12,366,449	1,151,168	11,764,400

Total issued	3,393,980	34,984,762	13,847,497	143,238,260
Shares redeemed	(9,726,244)	(99,886,904)	(15,050,322)	(155,020,072)

Net decrease	(6,332,264)	$(64,902,142)	(1,202,825)	$(11,781,812)

Inflation Protected Bond

BlackRock
Shares sold	3,554,632	$39,358,340	20,273,821	$217,856,519
Shares issued in reinvestment of dividends and distributions	1,508,376	16,167,733	473,413	5,086,978

Total issued	5,063,008	55,526,073	20,747,234	222,943,497
Shares redeemed	(1,847,478)	(19,990,667)	(1,666,287)	(17,948,570)

Net increase	3,215,530	$35,535,406	19,080,947	$204,994,927

Institutional
Shares sold	37,754,873	$420,025,286	71,335,013	$780,603,392
Shares issued in reinvestment of dividends and distributions	3,467,690	37,880,888	936,315	10,257,150

Total issued	41,222,563	457,906,174	72,271,328	790,860,542
Shares redeemed	(20,749,569)	(229,939,162)	(22,973,747)	(253,292,372)

Net increase	20,472,994	$227,967,012	49,297,581	$537,568,170

BLACKROCK FUNDS II	MARCH 31, 2011	141

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2011		Year Ended September 30, 2010
Inflation Protected Bond (concluded)	Shares	Amount	Shares	Amount

Service
Shares sold	2,559,634	$28,581,826	3,832,841	$42,001,111
Shares issued in reinvestment of dividends and distributions	267,663	2,923,579	96,418	1,055,120

Total issued	2,827,297	31,505,405	3,929,259	43,056,231
Shares redeemed	(3,015,139)	(33,951,553)	(1,659,925)	(18,259,488)

Net increase (decrease)	(187,842)	$(2,446,148)	2,269,334	$24,796,743

Investor A
Shares sold	42,523,564	$469,605,229	97,127,110	$1,053,926,786
Shares issued in reinvestment of dividends and distributions	5,508,401	59,598,420	1,881,636	20,425,174

Total issued	48,031,965	529,203,649	99,008,746	1,074,351,960
Shares redeemed	(35,130,169)	(387,214,236)	(46,026,015)	(502,432,797)

Net increase	12,901,796	$141,989,413	52,982,731	$571,919,163

Investor B
Shares sold	104,666	$1,149,125	274,170	$2,956,454
Shares issued in reinvestment of dividends and distributions	31,313	335,655	12,306	132,287

Total issued	135,979	1,484,780	286,476	3,088,741
Shares redeemed	(255,931)	(2,811,054)	(466,939)	(5,032,575)

Net decrease	(119,952)	$(1,326,274)	(180,463)	$(1,943,834)

Investor C
Shares sold	9,089,206	$100,841,573	33,027,053	$357,924,880
Shares issued in reinvestment of dividends and distributions	2,218,568	23,941,128	619,758	6,717,729

Total issued	11,307,774	124,782,701	33,646,811	364,642,609
Shares redeemed	(10,157,400)	(111,502,794)	(10,427,768)	(113,632,117)

Net increase	1,150,374	$13,279,907	23,219,043	$251,010,492

Intermediate Government Bond

Institutional
Shares sold	1,182,904	$12,569,657	2,947,576	$31,478,916
Shares issued in reinvestment of dividends and distributions	349,522	3,680,233	322,680	3,427,579

Total issued	1,532,426	16,249,890	3,270,256	34,906,495
Shares redeemed	(3,028,321)	(31,868,572)	(3,598,578)	(38,254,879)

Net decrease	(1,495,895)	$(15,618,682)	(328,322)	$(3,348,384)

Service
Shares sold	142,176	$1,486,100	139,023	$1,469,329
Shares issued in reinvestment of dividends and distributions	11,252	118,631	12,109	128,910

Total issued	153,428	1,604,731	151,132	1,598,239
Shares redeemed	(48,584)	(514,554)	(80,338)	(855,770)

Net increase	104,844	$1,090,177	70,794	$742,469

142	BLACKROCK FUNDS II	MARCH 31, 2011

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2011		Year Ended September 30, 2010
Intermediate Government Bond (concluded)	Shares	Amount	Shares	Amount

Investor A
Shares sold and automatic conversion of shares	1,110,319	$11,936,491	3,816,012	$40,751,973
Shares issued in reinvestment of dividends and distributions	577,217	6,106,082	758,978	8,088,358

Total issued	1,687,536	18,042,573	4,574,990	48,840,331
Shares redeemed	(3,651,979)	(38,856,147)	(5,440,429)	(58,038,509)

Net decrease	(1,964,443)	$(20,813,574)	(865,439)	$(9,198,178)

Investor B
Shares sold	26,081	$277,126	150,733	$1,613,438
Shares issued in reinvestment of dividends and distributions	17,847	188,174	32,988	349,809

Total issued	43,928	465,300	183,721	1,963,247
Shares redeemed and automatic conversion of shares	(309,736)	(3,284,859)	(1,043,858)	(11,071,808)

Net decrease	(265,808)	$(2,819,559)	(860,137)	$(9,108,561)

Investor C
Shares sold	388,686	$4,185,196	2,327,625	$24,809,602
Shares issued in reinvestment of dividends and distributions	111,636	1,178,235	137,885	1,466,851

Total issued	500,322	5,363,431	2,465,510	26,276,453
Shares redeemed	(1,433,467)	(15,289,489)	(2,623,847)	(27,885,449)

Net decrease	(933,145)	$(9,926,058)	(158,337)	$(1,608,996)

Long Duration Bond

BlackRock
Shares sold	2,089,681	$21,250,349	4,797,720	$49,715,669
Shares issued in reinvestment of dividends and distributions	1,129,860	11,501,677	1,277,436	13,492,658

Total issued	3,219,541	32,752,026	6,075,156	63,208,327
Shares redeemed	(9,547,956)	(105,602,319)	(3,134,717)	(32,243,051)

Net increase (decrease)	(6,328,415)	$(72,850,293)	2,940,439	$30,965,276

Institutional
Shares sold	4,065,698	$46,041,218	390,930	$4,212,669
Shares issued in reinvestment of dividends and distributions	253,607	2,570,399	16,018	167,994

Total issued	4,319,305	48,611,617	406,948	4,380,663
Shares redeemed	(227,310)	(2,342,974)	(2,113,905)	(22,265,889)

Net increase (decrease)	4,091,995	$46,268,643	(1,706,957)	$(17,885,226)

Investor A
Shares sold	47,598	$494,696	219,644	$2,330,241
Shares issued in reinvestment of dividends and distributions	81,143	824,874	56,765	599,832

Total issued	128,741	1,319,570	276,409	2,930,073
Shares redeemed	(134,559)	(1,420,115)	(303,263)	(3,177,937)

Net decrease	(5,818)	$(100,545)	(26,854)	$(247,864)

BLACKROCK FUNDS II	MARCH 31, 2011	143

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2011		Year Ended September 30, 2010
Managed Income	Shares	Amount	Shares	Amount

Institutional
Shares sold	985,437	$9,999,890	2,756,609	$27,527,245
Shares issued in reinvestment of dividends	56,403	567,980	250,315	2,457,100

Total issued	1,041,840	10,567,870	3,006,924	29,984,345
Shares redeemed	(3,325,720)	(33,251,019)	(5,727,912)	(56,690,840)

Net decrease	(2,283,880)	$(22,683,149)	(2,720,988)	$(26,706,495)

Service
Shares sold	2,432,494	$24,441,861	3,406,590	$33,760,224
Shares issued in reinvestment of dividends	282,145	2,838,952	746,247	7,391,890

Total issued	2,714,639	27,280,813	4,152,837	41,152,114
Shares redeemed	(2,179,634)	(21,948,524)	(7,029,359)	(69,991,223)

Net increase (decrease)	535,005	$5,332,289	(2,876,522)	$(28,839,109)

Investor A
Shares sold and automatic conversion of shares	139,967	$1,415,842	812,072	$8,076,063
Shares issued in reinvestment of dividends	39,577	398,539	96,474	957,118

Total issued	179,544	1,814,381	908,546	9,033,181
Shares redeemed	(453,170)	(4,556,125)	(534,219)	(5,311,596)

Net increase (decrease)	(273,626)	$(2,741,744)	374,327	$3,721,585

Investor B
Shares sold	8	$79	25,035	$250,601
Shares issued in reinvestment of dividends	721	7,274	3,243	32,033

Total issued	729	7,353	28,278	282,634
Shares redeemed and automatic conversion of shares	(25,096)	(252,407)	(91,794)	(910,308)

Net decrease	(24,367)	$(245,054)	(63,516)	$(627,674)

Investor C
Shares sold	61,868	$628,327	343,454	$3,394,209
Shares issued in reinvestment of dividends	8,212	82,477	20,189	199,472

Total issued	70,080	710,804	363,643	3,593,681
Shares redeemed	(166,287)	(1,668,180)	(192,501)	(1,910,605)

Net increase (decrease)	(96,207)	$(957,376)	171,142	$1,683,076

144	BLACKROCK FUNDS II	MARCH 31, 2011

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2011		Period February 26, 2010[1] to September 30, 2010
Multi-Sector Bond	Shares	Amount	Shares	Amount

Institutional
Shares sold	571,725	$5,946,988	7,630,596	$76,979,330
Shares issued in reinvestment of dividends	60,695	625,596	10,559	110,037

Total issued	632,420	6,572,584	7,641,155	77,089,367
Shares redeemed	(708,063)	(7,325,135)	(203,953)	(2,104,972)

Net increase (decrease)	(75,643)	$(752,551)	7,437,202	$74,984,395

Investor A
Shares sold and automatic conversion of shares	733,782	$7,656,611	1,800,148	$18,433,010
Shares issued in reinvestment of dividends	50,121	516,079	7,985	83,383

Total issued	783,903	8,172,690	1,808,133	18,516,393
Shares redeemed	(571,499)	(5,929,629)	(110,939)	(1,160,837)

Net increase	212,404	$2,243,061	1,697,194	$17,355,556

Investor C
Shares sold	352,057	$3,670,860	1,581,652	$16,187,730
Shares issued in reinvestment of dividends	38,896	400,547	4,806	50,248

Total issued	390,953	4,071,407	1,586,458	16,237,978
Shares redeemed	(553,628)	(5,688,681)	(56,891)	(589,696)

Net increase (decrease)	(162,675)	$(1,617,274)	1,529,567	$15,648,282

1Commencement of operations.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS II	MARCH 31, 2011	145

Officers and Trustees

Robert M. Hernandez, Chairman of the Board, Member of the Audit

Committee and Trustee

Fred G. Weiss, Vice Chairman of the Board, Chairman of the Audit

Committee and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Richard S. Davis, Trustee

Honorable Stuart E. Eizenstat, Trustee and Member of the Audit Committee

Laurence D. Fink, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Brian Schmidt, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer

Ira P. Shapiro, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Financial Management, Inc.

New York, NY 10055

Custodian

PFPC Trust Company

Wilmington, DE 19809

Accounting agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

Effective November 10, 2010, Ira P. Shapiro became Secretary of the Trust.

Effective December 31, 2010, Richard R. West retired as a Trustee of the Trust. The Board wishes Mr. West well in his retirement.

146	BLACKROCK FUNDS II	MARCH 31, 2011

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

BLACKROCK FUNDS II	MARCH 31, 2011	147

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

148	BLACKROCK FUNDS II	MARCH 31, 2011

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Asset Allocation Portfolio†

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund

BlackRock Focus Value Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Emerging Markets Fund

BlackRock Global Growth Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Healthcare Fund

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock International Value Fund

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock Small/Mid-Cap Growth Portfolio

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Utilities and Telecommunications Fund

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Bond Portfolio

BlackRock Emerging Market Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock GNMA Portfolio

BlackRock Government Income Portfolio

BlackRock High Income Fund

BlackRock High Yield Bond Portfolio

BlackRock Income Portfolio†

BlackRock Inflation Protected Bond Portfolio

BlackRock Intermediate Government Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Managed Income Portfolio

BlackRock Multi-Sector Bond Portfolio

BlackRock Short-Term Bond Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock Total Return Portfolio II

BlackRock World Income Fund

Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio BlackRock California Municipal Bond Fund BlackRock High Yield Municipal Fund BlackRock Intermediate Municipal Fund	BlackRock Municipal Fund BlackRock National Municipal Fund BlackRock New Jersey Municipal Bond Fund		BlackRock New York Municipal Bond Fund BlackRock Pennsylvania Municipal Bond Fund BlackRock Short-Term Municipal Fund
Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055
			2035

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS II	MARCH 31, 2011	149

[THIS PAGE INTENTIONALLY LEFT BLANK.]

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

TAXABLE1-3/11-SAR

March 31, 2011

Semi-Annual Report (Unaudited)

BlackRock Funds II

▶	BlackRock Government Income Portfolio
▶	BlackRock High Yield Bond Portfolio
▶	BlackRock Low Duration Bond Portfolio
▶	BlackRock Total Return Portfolio II

Not FDIC Insured ¡ No Bank Guarantee ¡ May Lose Value

2	BLACKROCK FUNDS II	MARCH 31, 2011

Dear Shareholder

Over the past 12 months, we have seen a sluggish, stimulus-driven economic recovery at long last gain real traction, accelerate, and transition into a consumption-driven expansion. For the most part, 2010 was plagued with widely fluctuating economic data, but as the year drew to a close, it became clear that cyclical stimulus had beaten out structural problems as economic data releases generally became more positive and financial markets showed signs of continuing improvement. Although the sovereign debt crises and emerging market inflation that troubled the global economy in 2010 remain a challenge today, overall investor sentiment had improved considerably. In the first quarter of 2011, significant global events gave rise to new concerns about the future of the global economy. Political turmoil spread across the Middle East/North Africa (“MENA”) region, oil and other commodity prices soared, and markets recoiled as the nuclear crisis unfolded in the wake of a 9.0-magnitude earthquake and tsunami that struck Japan in March. These events shook investor confidence, but the global economic recovery would not be derailed.

In the United States, strength from the corporate sector and increasing consumer spending have been key drivers of economic growth, while the housing and labor markets have been the heaviest burdens. While housing has yet to show any meaningful sign of improvement, labor statistics have become increasingly positive in recent months.

Global equity markets experienced uneven growth and high volatility over the course of 2010, but ended the year strong. Following a strong start to 2011, the aforementioned headwinds brought high volatility back to equity markets. A pick up in inflationary pressures caused emerging market equities to underperform developed markets, where threats of inflation remained relatively subdued. Overall, equities posted strong returns for the 12-month period. US stocks outpaced most international markets and small cap stocks outperformed large caps as investors moved into higher-risk assets.

Fixed income markets saw yields trend lower over most of 2010, until the fourth quarter brought an abrupt reversal in sentiment and risk tolerance that drove yields sharply upward (pushing bond prices down) through year end. Improving economic data continued to pressure fixed income yields in 2011; however, escalating geopolitical risks have acted as a counterweight, restoring relative stability to yield movements. Global credit markets were surprisingly resilient in the face of major headwinds during the first quarter. Yield curves globally remained steep by historical standards and higher-risk sectors continued to outperform higher-quality assets.

The tax-exempt municipal market enjoyed a powerful rally during the period of low interest rates in 2010; however, when the yield trend reversed, the market was dealt an additional blow as it became evident that the Build America Bond program would expire at year end. In addition, negative headlines regarding fiscal challenges faced by state and local governments damaged investor confidence and further heightened volatility in the municipal market. Tax-exempt mutual funds experienced heavy outflows, resulting in wider quality spreads and further downward pressure on municipal bond prices. These headwinds began to abate in 2011 and the tax-exempt municipal market staged a mild rebound in the first quarter.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Total Returns as of March 31, 2011	6-month	12-month
US equities (S&P 500 Index)	17.31%	15.65%
US small cap equities (Russell 2000 Index)	25.48	25.79
International equities (MSCI Europe, Australasia, Far East Index)	10.20	10.42
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.09	0.16
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(5.90)	6.52
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	(0.88)	5.12
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	(3.68)	1.63
US High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	7.24	14.26

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

While no one can peer into a crystal ball and eliminate the uncertainties presented by the economic landscape and financial markets, BlackRock can offer investors the next best thing: partnership with the world’s largest asset management firm and a unique global perspective that allows us to identify trends early and capitalize on market opportunities. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2011	BlackRock Government Income Portfolio

Investment Objective

BlackRock Government Income Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2011, the Fund’s BlackRock, Institutional, Service and Investor A Shares outperformed its blended benchmark, a 50%/50% composite of the Barclays Capital Mortgage-Backed Securities (MBS) Index and the BofA Merrill Lynch 10-Year US Treasury Index. The Fund’s Class R Shares performed in line with the benchmark, while the remaining share classes underperformed. All of the Fund’s share classes underperformed the Barclays Capital MBS Index, and outperformed the BofA Merrill Lynch 10-Year US Treasury Index. The following commentary is written to the blended benchmark.

What factors influenced performance?

•

Overall, Fund exposure to agency MBS was the largest contributor to performance, as the sector performed well due to improving economic conditions and declining prepayments. In addition, the Fund had exposure outside of the benchmark index in interest-only agency mortgage securities (IOs) and modest exposure to out-of-index non-agency residential MBS, both of which added to performance.

•

Duration and yield curve management activities in the Fund were the largest detractors from performance for the period. Security selection within US Treasuries and agency MBS also detracted from performance.

Describe recent portfolio activity.

•

We initially reduced Fund exposure to intermediate-dated US Treasuries, bringing the allocation to a neutral level versus the benchmark. We also took profits on a position in non-agency residential MBS and increased exposure to agency MBS as we continued to manage risk in the portfolio. Within the agency MBS space specifically, we purchased select lower- and middle-coupon issues, as we felt they offered attractive carry (income) and relative value. We also shortened the duration of the portfolio to protect against rising interest rates.

Describe Fund positioning at period end.

•

At period end, the Fund held minimal exposure to non-government spread sectors. Within government-related sectors, the Fund held out-of-index allocations to agency debentures and FDIC-guaranteed paper, and an overweight in agency MBS. We find valuations within the agency MBS market attractive, particularly alongside supportive monetary policy. However, we remain cautious given the possibility of rising rates and concurrent sales of agency MBS from the Fed’s balance sheet. The Fund ended the period with a modestly short duration versus the benchmark.

•

On March 18, 2011, the Board of Trustees of the Trust approved a plan of reorganization whereby the BlackRock Intermediate Government Bond Portfolio (“Intermediate Government Bond Portfolio”) will acquire substantially all of the assets and assume certain stated liabilities of the Fund in exchange for newly issued shares of Intermediate Government Bond Portfolio.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	84%
U.S. Treasury Obligations	16

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	100%

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investor Service (“Moody’s”) rating.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

4	BLACKROCK FUNDS II	MARCH 31, 2011

BlackRock Government Income Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

The Fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the US Government or its agencies. The Fund normally invests at least 80% of its assets in bonds issued or guaranteed by the US Government and its agencies.

[3]	A custom-weighted index comprised of the returns of the Barclays Capital MBS Index (50%) and the returns of the BofA Merill Lynch 10-Year US Treasury Index (50%).
[4]	An index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet the maturity and liquidity criteria.
[5]	A one-security index consisting of the current “on-the run” 10-year Treasury issue.

Performance Summary for the Period Ended March 31, 2011

			Average Annual Total Returns[6]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	1.84%	(2.13)%	7.70%	N/A	4.94%	N/A	5.46%	N/A
Institutional	1.60	(2.22)	7.42	N/A	4.75	N/A	5.22	N/A
Service	1.39	(2.40)	7.19	N/A	4.57	N/A	4.98	N/A
Investor A	1.36	(2.33)	7.23	2.95%	4.49	3.65%	4.95	4.52%
Investor B	0.53	(2.84)	6.34	1.84	3.67	3.33	4.39	4.39
Investor B1	0.82	(2.62)	6.62	2.62	3.92	3.58	4.35	4.35
Investor C	0.53	(2.83)	6.24	5.24	3.64	3.64	4.13	4.13
Investor C1	0.76	(2.65)	6.56	5.56	3.85	3.85	4.28	4.28
Class R	1.08	(2.58)	6.79	N/A	4.15	N/A	4.60	N/A
50% Barclays Capital MBS Index/50% BofA Merrill Lynch
10-Year US Treasury Index	—	(2.58)	5.49	N/A	6.25	N/A	5.44	N/A
Barclays Capital MBS Index	—	0.83	4.37	N/A	6.48	N/A	5.66	N/A
BofA Merrill Lynch 10-Year US Treasury Index	—	(5.90)	6.52	N/A	5.93	N/A	5.12	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[9]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[7]	Expenses Paid During the Period[8]	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[7]	Ending Account Value March 31, 2011	Expenses Paid During the Period[8]
BlackRock	$1,000.00	$978.70	$2.32	$2.22	$1,000.00	$1,022.59	$2.37	$1,022.69	$2.27
Institutional	$1,000.00	$977.80	$3.25	$3.16	$1,000.00	$1,021.64	$3.33	$1,021.74	$3.23
Service	$1,000.00	$976.00	$4.14	$4.04	$1,000.00	$1,020.74	$4.23	$1,020.84	$4.13
Investor A	$1,000.00	$976.70	$4.44	$4.34	$1,000.00	$1,020.44	$4.53	$1,020.54	$4.43
Investor B	$1,000.00	$971.60	$8.75	$8.65	$1,000.00	$1,016.06	$8.95	$1,016.16	$8.85
Investor B1	$1,000.00	$973.80	$7.33	$7.23	$1,000.00	$1,017.50	$7.49	$1,017.60	$7.39
Investor C	$1,000.00	$971.70	$8.60	$8.55	$1,000.00	$1,016.21	$8.80	$1,016.26	$8.75
Investor C1	$1,000.00	$973.50	$7.63	$7.53	$1,000.00	$1,017.20	$7.80	$1,017.30	$7.70
Class R	$1,000.00	$974.20	$6.05	$5.96	$1,000.00	$1,018.80	$6.19	$1,018.90	$6.09

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.47% for BlackRock, 0.66% for Institutional, 0.84% for Service, 0.90% for Investor A, 1.78% for Investor B, 1.49% for Investor B1, 1.75% for Investor C, 1.55% for Investor C1 and 1.23% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for BlackRock, 0.64% for Institutional, 0.82% for Service, 0.88% for Investor A, 1.76% for Investor B, 1.47% for Investor B1, 1.74% for Investor C, 1.53% for Investor C1 and 1.21% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2011	5

Fund Summary as of March 31, 2011	BlackRock High Yield Bond Portfolio

Investment Objective

BlackRock High Yield Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	The Fund outperformed its benchmark, the Barclays Capital US Corporate High Yield 2% Issuer Capped Index, for the six-month period ended March 31, 2011.

What factors influenced performance?

•

The Fund’s allocation to securities of distressed issuers that successfully emerged from debt restructurings over the last 18–24 months benefited performance. The Fund also benefited from an underweight in the highest-quality speculative grade issues, as these credits underperformed their lower-rated counterparts. On a sector basis, security selection within the automotive, retailers and metals sectors contributed positively to returns.

•	Detracting from performance was the Fund’s security selection within the independent energy and life insurance sectors, as well as an underweight position in the gaming segment.

Describe recent portfolio activity.

•

During the period, we selectively participated in the high yield new-issue calendar, as we sought to purchase higher-quality deals with strong risk/reward profiles, good fundamentals and solid cash flows and earnings. We also continued to purchase new-issue senior-secured bonds offering better relative downside protection, which have continued to be issued at a rate above the historical norm. Consistent with previous periods, the Fund maintained a relatively cautious stance on lower-quality issuers and consumer-driven credits exhibiting higher beta (i.e., sensitivity to market volatility) and/or equity-correlated risks. On a sector basis, we increased exposure to names in technology, while reducing exposure to the wireless segment.

Describe Fund positioning at period end.

•

At period end, the Fund held securities diversified across the high yield credit quality spectrum, as well as a select amount of equity securities received through debt reorganizations. The Fund was overweight in the media non-cable, automotive and chemicals sectors, and was underweight in the more consumer discretionary sectors, such as retailers, gaming and lodging. Given the current environment, we find the high yield asset class compelling for its ability to offer attractive yields with minimal duration risk and its potential to provide returns that are on par with equities.

•

On March 18, 2011, the Board of Trustees of the Trust approved plans of reorganization. The reorganizations are subject to shareholder approval by the BlackRock High Income Fund (“High Income Fund”) and/or Managed Account Series High Income Portfolio (“High Income Portfolio”) shareholders and certain other conditions, whereby the Fund will acquire substantially all of the assets and assume certain stated liabilities of High Income Fund and/or High Income Portfolio in exchange for newly issued shares of the Fund.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	82%
Floating Rate Loan Interests	8
Common Stocks	7
Preferred Securities	3

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa	2%
AA/Aa	11
A	15
BBB/Baa	37
BB/Ba	8
B	5
CCC/Caa	4
Less than CCC/Caa	1
Not rated	17

[1]	Using the higher of S&P’s or Moody’s rating.

6	BLACKROCK FUNDS II	MARCH 31, 2011

BlackRock High Yield Bond Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The Fund normally invests at least 80% of its assets in high yield bonds.
[3]

An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no one issuer represents more than 2 percent of the index.

Performance Summary for the Period Ended March 31, 2011

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	5.64%	8.62%	15.01%	N/A	8.79%	N/A	9.22%	N/A
Institutional	5.54	8.58	14.74	N/A	8.68	N/A	9.08	N/A
Service	5.18	8.41	14.54	N/A	8.36	N/A	8.77	N/A
Investor A	5.09	8.43	14.38	9.75%	8.31	7.43%	8.24	8.24%
Investor B	4.49	8.12	13.65	9.15	7.54	7.24	8.13	8.13
Investor B1	4.78	8.30	14.02	10.02	7.85	7.55	8.22	8.22
Investor C	4.49	8.03	13.56	12.56	7.54	7.54	7.89	7.89
Investor C1	4.70	8.25	13.90	12.90	7.76	7.76	8.14	8.14
Class R	4.92	8.25	14.05	N/A	8.06	N/A	8.47	N/A
Barclays Capital US Corporate High Yield 2% Issuer Capped Index	—	7.24	14.26	N/A	9.18	N/A	8.75	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[5]	Annualized Expense Ratio
BlackRock	$1,000.00	$1,086.20	$3.02	$1,000.00	$1,022.04	$2.92	0.58%
Institutional	$1,000.00	$1,085.80	$3.43	$1,000.00	$1,021.64	$3.33	0.66%
Service	$1,000.00	$1,084.10	$5.20	$1,000.00	$1,019.95	$5.04	1.00%
Investor A	$1,000.00	$1,084.30	$4.94	$1,000.00	$1,020.19	$4.78	0.95%
Investor B	$1,000.00	$1,081.20	$9.29	$1,000.00	$1,016.01	$9.00	1.79%
Investor B1	$1,000.00	$1,083.00	$7.53	$1,000.00	$1,017.70	$7.29	1.45%
Investor C	$1,000.00	$1,080.30	$8.77	$1,000.00	$1,016.50	$8.50	1.69%
Investor C1	$1,000.00	$1,082.50	$7.89	$1,000.00	$1,017.35	$7.64	1.52%
Class R	$1,000.00	$1,082.50	$6.65	$1,000.00	$1,018.55	$6.44	1.28%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2011	7

Fund Summary as of March 31, 2011	BlackRock Low Duration Bond Portfolio

Investment Objective

BlackRock Low Duration Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2011, the Fund outperformed its benchmark, the BofA Merrill Lynch 1-3 Year US Corporate & Government Index.

What factors influenced performance?

•

Fund performance was primarily driven by sector allocation, as the Fund held positions outside the benchmark index in non-government-related spread sectors, which rallied during the six-month period as fixed income investors were willing to increase their risk tolerance levels in exchange for higher yields and the potential for higher returns. In particular, the Fund’s holdings in investment-grade corporate bonds, asset-backed securities (ABS), commercial mortgage-backed securities (CMBS) and mortgage-backed securities (MBS) all had positive relative and absolute returns versus US Treasuries.

•

Detracting from performance was the Fund’s yield-curve-flattener position, as the yield curve remained steep. The Fund uses foreign currency exchange contracts to manage currency risk in the portfolio. The net effect of the contracts during the period was negative.

Describe recent portfolio activity.

•

During the period, the Fund held an underweight position in US Treasuries and an overweight in spread sectors. We reduced the Fund’s exposure to names that were more vulnerable to a slowdown in the economy, such as hotels and gaming bonds, and purchased more corporate bonds of issuers that are poised for an upgrade in their credit rating to investment grade. The Fund’s duration and yield-curve positioning were traded tactically throughout the period.

Describe Fund positioning at period end.

•

Overall, the Fund was underweight in government-related sectors in favor of non-government spread sectors at period end. Within the non-government spread sectors, the Fund was overweight in investment-grade credit and held out-of-index exposure to ABS, CMBS, both agency and non-agency residential MBS and high-yield corporate credit. Within the sectors, the Fund remained overweight in financials and industrials, particularly cable, telecom, media and technology, and underweight in European financials.

•

On March 18, 2011, the Board of Trustees of the Trust approved a plan of reorganization. The reorganization is subject to shareholder approval by the BlackRock Short-Term Bond Fund (“Short-Term Bond Fund”) shareholders and certain other conditions, whereby the Fund will acquire substantially all of the assets and assume certain stated liabilities of Short-Term Bond Fund in exchange for newly issued shares of the Fund.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	37%
U.S. Government Sponsored Agency Securities	21
Non-Agency Mortgage-Backed Securities	20
Asset-Backed Securities	15
Foreign Agency Obligations	3
U.S. Treasury Obligations	2
Taxable Municipal Bonds	2

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	47%
AA/Aa	6
A	11
BBB/Baa	18
BB/Ba	18

[1]	Using the higher of S&P’s or Moody’s rating.
[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

8	BLACKROCK FUNDS II	MARCH 31, 2011

BlackRock Low Duration Bond Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±1% of the duration of the BofA Merrill Lynch 1-3 Year US Corporate & Government Index.
[3]	An unmanaged index comprised of investment grade corporate bonds and US Government Agency and US Treasury securities with maturities ranging from 1 to 3 years.

Performance Summary for the Period Ended March 31, 2011

			Average Annual Total Returns4
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	2.75%	1.09%	4.06%	N/A	3.84%	N/A	3.59%	N/A
Institutional	2.71	1.07	4.02	N/A	3.79	N/A	3.50	N/A
Service	2.42	0.92	3.71	N/A	3.45	N/A	3.18	N/A
Investor A	2.34	0.91	3.67	1.33%	3.43	2.95%	3.13	2.90%
Investor A1	2.50	0.98	3.82	2.75	3.60	3.39	3.32	3.22
Investor B	1.55	0.49	2.74	(1.76)	2.65	2.30	2.61	2.61
Investor B1	1.83	0.65	3.17	(0.83)	2.92	2.57	2.64	2.64
Investor B2	2.19	0.81	3.50	2.50	3.29	3.29	3.00	3.00
Investor C	1.62	0.63	2.89	1.89	2.67	2.67	2.38	2.38
Investor C1	1.81	0.62	3.11	2.11	2.89	2.89	2.60	2.60
Investor C2	2.23	0.83	3.53	2.53	3.30	3.30	3.01	3.01
BofA Merrill Lynch 1-3 Year US Corporate & Government Index	—	0.14	2.08	N/A	4.43	N/A	4.00	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[5]	Ending Account Value March 31, 2011	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$1,010.90	$2.26	$2.06	$1,000.00	$1,022.69	$2.27	$1,022.89	$2.07
Institutional	$1,000.00	$1,010.70	$2.46	$2.26	$1,000.00	$1,022.49	$2.47	$1,022.69	$2.27
Service	$1,000.00	$1,009.20	$3.91	$3.76	$1,000.00	$1,021.04	$3.93	$1,021.19	$3.78
Investor A	$1,000.00	$1,009.10	$4.11	$3.91	$1,000.00	$1,020.84	$4.13	$1,021.04	$3.93
Investor A1	$1,000.00	$1,009.80	$3.41	$3.21	$1,000.00	$1,021.54	$3.43	$1,021.74	$3.23
Investor B	$1,000.00	$1,004.90	$8.30	$8.10	$1,000.00	$1,016.65	$8.35	$1,016.85	$8.15
Investor B1	$1,000.00	$1,006.50	$6.70	$6.50	$1,000.00	$1,018.25	$6.74	$1,018.45	$6.54
Investor B2	$1,000.00	$1,008.10	$5.06	$4.86	$1,000.00	$1,019.90	$5.09	$1,020.09	$4.89
Investor C	$1,000.00	$1,006.30	$7.85	$7.70	$1,000.00	$1,017.10	$7.90	$1,017.25	$7.75
Investor C1	$1,000.00	$1,006.20	$6.95	$6.75	$1,000.00	$1,018.00	$6.99	$1,018.20	$6.79
Investor C2	$1,000.00	$1,008.30	$4.86	$4.66	$1,000.00	$1,020.09	$4.89	$1,020.29	$4.68

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for BlackRock, 0.49% for Institutional, 0.78% for Service, 0.82% for Investor A, 0.68% for Investor A1, 1.66% for Investor B, 1.34% for Investor B1, 1.01% for Investor B2, 1.57% for Investor C, 1.39% for Investor C1 and 0.97% for Investor C2), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.41% for BlackRock, 0.45% for Institutional, 0.75% for Service, 0.78% for Investor A, 0.64% for Investor A1, 1.62% for Investor B, 1.30% for Investor B1, 0.97% for Investor B2, 1.54% for Investor C, 1.35% for Investor C1 and 0.93% for Investor C2), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2011	9

Fund Summary as of March 31, 2011	BlackRock Total Return Portfolio II

Investment Objective

BlackRock Total Return Portfolio II’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	The Fund underperformed its benchmark the Barclays Capital US Aggregate Bond Index for the six-month period ended March 31, 2011.

What factors influenced performance?

•

During the first half of the period, the Fund’s tactical positioning in agency mortgage-backed securities (MBS) detracted from performance relative to the benchmark. During the latter half of the period, the Fund’s duration and yield curve positioning detracted from performance.

•

The Fund benefited from overweights in non-government spread sectors, including investment grade credit, commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS). The Fund also benefited from an allocation outside of the benchmark index in non-agency residential MBS. Spread sectors broadly outperformed government-related sectors during the period due to improving economic fundamentals and accommodative monetary and fiscal policy.

Describe recent portfolio activity.

•

During the first half of the period, the Fund tactically traded its agency MBS exposure to capitalize on volatility in the market driven by rising interest rates and uncertainty surrounding government policy. In credit sectors, the Fund added exposure to corporate credits issued by financial companies, while reducing exposure to sovereign credits. During the second half of the period, the Fund maintained exposure to investment-grade corporate debt but increased exposure to the agency MBS and ABS sectors. Within ABS, the Fund added exposure to the sub-prime automotive and student loan sectors. Finally, the Fund reduced exposure to US Treasuries and gradually reduced duration, relative to the benchmark, during the reporting period.

Describe Fund positioning at period end.

•

At period end, the Fund was generally underweight in government-owned/government-related sectors in favor of non-government spread sectors. Within the government-related sectors, the Fund was underweight in US Treasuries, agency debentures and FDIC-guaranteed debt, while it was overweight in agency MBS. Within non-government sectors, the Fund was overweight in investment-grade corporate debt, CMBS and ABS and held an out-of-index allocation to non-agency MBS. The Fund ended the period with a shorter duration relative to the benchmark.

•

On March 18, 2011, the Board of Trustees of the Trust approved plans of reorganization whereby the Fund will acquire substantially all of the assets and assume certain stated liabilities of BlackRock Bond Portfolio and BlackRock Managed Income Portfolio in exchange for newly issued shares of the Fund. Upon closing of the reorganizations, the Fund will be renamed BlackRock Core Bond Portfolio.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	59%
U.S. Treasury Obligations	14
Corporate Bonds	11
Non-Agency Mortgage-Backed Securities	9
Asset-Backed Securities	4
Foreign Agency Obligations	2
Taxable Municipal Bonds	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	73%
AA/Aa	6
A	8
BBB/Baa	9
BB/Ba	3
Not rated	1

[1]	Using the higher of S&P’s or Moody’s rating.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

10	BLACKROCK FUNDS II	MARCH 31, 2011

BlackRock Total Return Portfolio II

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

The Fund normally invests at lease 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital US Aggregate Bond Index (the benchmark).

[3]	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

Performance Summary for the Period Ended March 31, 2011

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	4.23%	(1.44)%	5.87%	N/A	4.91%	N/A	5.08%	N/A
Institutional	4.10	(1.51)	5.75	N/A	4.80	N/A	4.93	N/A
Service	3.79	(1.66)	5.43	N/A	4.54	N/A	4.65	N/A
Investor A	3.66	(1.64)	5.56	1.34%	4.49	3.64%	4.58	4.15%
Investor B	2.95	(2.06)	4.60	0.10	3.65	3.31	4.01	4.01
Investor C	3.05	(2.02)	4.79	3.79	3.63	3.63	3.77	3.77
Class R	3.50	(1.79)	5.10	N/A	4.19	N/A	4.27	N/A
Barclays Capital US Aggregate Bond Index	—	(0.88)	5.12	N/A	6.03	N/A	5.56	N/A

[4]

Assuming maximum sales charge, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[5]	Ending Account Value March 31, 2011	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$985.60	$2.43	$2.23	$1,000.00	$1,022.49	$2.47	$1,022.69	$2.27
Institutional	$1,000.00	$984.90	$3.07	$2.87	$1,000.00	$1,021.84	$3.13	$1,022.04	$2.92
Service	$1,000.00	$983.40	$4.65	$4.45	$1,000.00	$1,020.24	$4.73	$1,020.44	$4.53
Investor A	$1,000.00	$983.60	$4.45	$4.25	$1,000.00	$1,020.44	$4.53	$1,020.64	$4.33
Investor B	$1,000.00	$979.40	$8.69	$8.49	$1,000.00	$1,016.16	$8.85	$1,016.36	$8.65
Investor C	$1,000.00	$979.80	$8.14	$7.95	$1,000.00	$1,016.70	$8.30	$1,016.90	$8.10
Class R	$1,000.00	$982.10	$5.98	$5.78	$1,000.00	$1,018.90	$6.09	$1,019.10	$5.89

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.49% for BlackRock, 0.62% for Institutional, 0.94% for Service, 0.90% for Investor A, 1.76% for Investor B, 1.65% for Investor C and 1.21% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for BlackRock, 0.58% for Institutional, 0.90% for Service, 0.86% for Investor A, 1.72% for Investor B, 1.61% for Investor C and 1.17% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2011	11

About Fund Performance

•

BlackRock and Institutional Shares are not subject to any sales charge. BlackRock and Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to February 10, 2003, BlackRock Government Income Portfolio’s BlackRock Shares’ performance results are those of Investor A Shares restated to reflect BlackRock Share fees. Prior to October 2, 2006, BlackRock Government Income Portfolio’s Institutional Shares’ performance results are those of Investor A Shares restated to reflect Institutional Shares’ fees.

•

Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee). Prior to October 27, 2004, BlackRock Government Income Portfolio’s Service Shares’ performance results are those of Investor A Shares restated to reflect Service Shares’ fees.

•

Investor A Shares incur a maximum initial sales charge (front-end load) of 4.00% for all Funds included in this report, except for BlackRock Low Duration Bond Portfolio, which incurs an initial sales charge of 2.25%. Investor A shares are subject to a service fee of 0.25% per year (but no distribution fee).

•

Investor A1 Shares incur a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). Prior to October 2, 2006, BlackRock Low Duration Bond Portfolio’s Investor A1 Shares’ performance results are those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor A1 Shares’ fees.

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions). All returns for periods greater than seven years reflect this conversion.

•

Investor B1 Shares are subject to a maximum contingent deferred sales charge of 4.00% declining to 0% after six years and a distribution fee of 0.50% per year and a service fee of 0.25% per year. Prior to October 2, 2006, BlackRock Government Income Portfolio’s Investor B1 Shares’ performance results are those of Investor A Shares restated to reflect Investor B1 Share fees. Prior to October 2, 2006, BlackRock Low Duration Bond Portfolio’s and BlackRock High Yield Bond Portfolio’s Investor B1 Shares’ performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor B1 Shares’ fees.

•

Investor B2 Shares are subject to a maximum contingent deferred sales charge of 1.00% declining to 0% after three years and a distribution fee of 0.30% per year and a service fee of 0.10% per year. Prior to October 2, 2006, BlackRock Low Duration Bond Portfolio’s Investor B2 Shares’ performance results are those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor B2 Shares’ fees.

•

Investor C, Investor C1 and Investor C2 Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C, Investor C1 and Investor C2 Shares are subject to a distribution fee of 0.75%, 0.55% and 0.30% per year, respectively, and a service fee of 0.25%, 0.25% and 0.10% per year, respectively. Prior to October 2, 2006, BlackRock Government Income Portfolio’s Investor C1 Shares’ performance results are those of Investor A Shares restated to reflect Investor C1 Share fees. Prior to October 2, 2006, BlackRock High Yield Bond Portfolio’s Investor C1 Shares’ performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C1 Share fees. Prior to October 2, 2006, BlackRock Low Duration Bond Portfolio’s Investor C1 and Investor C2 Shares’ performance results were those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor C1 and Investor C2 Shares’ fees.

•

Class R Shares are not subject to any sales charge (front-end load) or deferred sales charge. Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement and other similar plans. Prior to October 2, 2006, BlackRock Government Income Portfolio’s Class R Shares’ performance results are those of Investor A Shares restated to reflect Class R Share fees. Prior to October 2, 2006, BlackRock High Yield Bond Portfolio’s and BlackRock Total Return Portfolio II’s Class R Shares’ performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares’ fees.

Investor A1, B, B1, B2, C1 and C2 Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. BlackRock High Yield Bond Portfolio may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Funds’ investment advisor waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after February 1, 2012. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

12	BLACKROCK FUNDS II	MARCH 31, 2011

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2010 and held through March 31, 2011) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance their yields and net asset values (“NAVs”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if a Fund had not used leverage.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on the Funds’ performance from leverage.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

BLACKROCK FUNDS II	MARCH 31, 2011	13

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including options, foreign currency exchange contracts, financial futures contracts and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, equity, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument.

A Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Funds can realize on an investment, may result in lower dividends paid to shareholders or may cause the Funds to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

14	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments March 31, 2011 (Unaudited)	BlackRock Government Income Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
Fannie Mae Whole Loan, Series 1996-W1,
Class AL, 7.25%, 3/25/26 (a)	$124	$123,787
Small Business Administration,
Series 2003-10A, Class 1, 4.63%, 3/10/13	357	372,999
Structured Asset Receivables Trust Certificates,
Series 2003-2A, 1.99%, 1/21/11 (a)(b)(c)	–	419

Total Asset-Backed Securities – 0.0%		497,205

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations – 0.1%
Residential Funding Mortgage Securities I,
Series 2007-S2, Class A3, 6.00%, 2/25/37	695	690,546

Interest Only Collateralized Mortgage Obligations – 0.0%
Salomon Brothers Mortgage Securities VI, Inc.,
Series 1987-1, 11.00%, 2/17/17	8	835

Principal Only Collateralized Mortgage Obligations – 0.0%
Salomon Brothers Mortgage Securities VI, Inc.,
Series 1987-1, 0.29%, 2/17/17 (d)	8	8,132

Total Non-Agency Mortgage-Backed Securities – 0.1%		699,513

Project Loans – 0.0%
Federal Housing Authority, Merrill Lynch Project,
Pool 42, 7.43%, 9/25/22 (b)	–	494

U.S. Government Sponsored Agency Securities
Agency Obligations – 5.9%
Fannie Mae:
3.63%, 8/15/11	1,600	1,620,982
1.75%, 5/07/13	1,800	1,828,973
4.13%, 4/15/14	1,600	1,725,789
5.00%, 5/11/17	6,155	6,889,458
6.63%, 11/15/30	2,600	3,282,770
Federal Home Loan Bank:
1.63%, 7/27/11	6,300	6,330,939
1.00%, 12/28/11	2,200	2,211,244
4.00%, 9/06/13	6,100	6,506,840
3.63%, 10/18/13	7,200	7,627,176
Freddie Mac:
2.13%, 3/23/12-9/21/12	3,800	3,878,671
2.50%, 4/23/14	1,100	1,134,728
4.38%, 7/17/15	4,100	4,483,678
4.88%, 6/13/18	2,200	2,446,176
3.75%, 3/27/19	2,200	2,267,767
3.53%, 9/30/19	2,095	2,066,958
Small Business Administration Participation
Certificates:
Series 1996-20J, 7.20%, 10/01/16	32	34,653
Series 1998-20J, Class 1, 5.50%,
10/01/18	38	41,362

		54,378,164

Collateralized Mortgage Obligations – 3.4%
Freddie Mac, Series 3207, Class NB, 6.00%,
11/15/30	64	64,096
Ginnie Mae:
Series 2005-9, Class Z, 4.65%,
1/16/45 (a)	6,631	5,808,088
Series 2005-10, Class ZB, 5.18%,
12/16/44 (a)	3,766	3,527,603
Series 2005-29, Class Z, 4.25%,
4/16/45 (a)	5,784	4,693,438
Series 2005-59, Class ZA, 4.96%,
3/16/46 (a)	11,412	10,482,044
Series 2005-67, Class Z, 4.72%,
8/16/45 (a)	7,128	6,399,112

		30,974,381

Interest Only Collateralized Mortgage Obligations – 2.9%
Freddie Mac, Series 1220, Class B, 1.16%,
2/15/22 (a)	1	14,630
Ginnie Mae:
Series 2004-10, 0.70%,
1/16/44 (a)	44,130	768,556
Series 2004-77, 0.47%,
9/16/44 (a)	93,706	1,790,367
Series 2005-9, 0.58%,
1/16/45 (a)	85,810	2,277,070
Series 2005-50, 0.90%,
6/16/45 (a)	25,994	901,373
Series 2006-15, 0.69%,
4/16/46 (a)	114,226	3,145,393
Series 2006-30, 0.75%,
5/16/46 (a)	45,420	1,581,636
Series 2010-87, Class HI, 4.50%,
11/20/38	19,087	3,483,412
Series 2010-98, Class HI, 5.00%,
3/20/38	6,886	1,195,360
Series 2010-120, Class AI, 4.50%,
1/20/38	15,653	2,905,712
Series 2010-158, Class MI, 4.50%,
11/16/39	18,521	3,307,505
Series 2010-165, Class IP, 4.00%,
4/20/38	13,468	2,442,097
Series 2011-7, Class DI, 4.50%,
12/20/40	12,813	1,991,586
Series 2011-25, Class IO, 5.00%,
3/20/38	7,859	1,299,597

		27,104,294

Mortgage-Backed Securities – 228.9%
Fannie Mae Mortgage-Backed Securities:
3.50%, 1/01/26-4/01/26 (e)	36,231	36,369,277
4.00%, 4/01/26-4/01/41 (e)	562,054	554,098,344
4.50%, 4/01/26-4/01/41 (e)	356,719	363,543,047

Portfolio Abbreviations

To simplify the listings of Funds’ holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	CAD	Canadian Dollar	LIBOR	London InterBank Offered Rate
	EUR	Euro	RB	Revenue Bonds
	GBP	British Pound	TBA	To Be Announced
	JPY	Japanese Yen	USD	US Dollar
	GO	General Obligation

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	15

Schedule of Investments (continued)	BlackRock Government Income Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)	Value
Mortgage-Backed Securities (concluded)
5.00%, 4/01/26-4/01/41 (e)	$221,220	$231,596,953
5.50%, 2/01/33-4/01/41 (e)(f)	444,418	475,887,814
6.00%, 5/01/33-4/01/41 (e)	91,666	99,806,744
3.32%, 12/01/40 (a)	2,497	2,537,020
3.05%, 3/01/41 (a)	1,496	1,525,937
3.15%, 3/01/41 (a)	2,185	2,227,478
6.50%, 4/01/41 (e)	17,900	20,064,781
Freddie Mac Mortgage-Backed Securities:
13.00%, 4/01/14 (b)	–	128
5.00%, 7/01/35-4/01/41 (e)	89,822	94,023,855
4.50%, 12/01/40-4/01/41 (e)	101,631	103,305,710
3.06%, 2/01/41 (a)	2,400	2,448,345
5.50%, 4/01/41 (e)	34,000	36,263,125
Ginnie Mae Mortgage-Backed Securities:
7.00%, 6/15/23-3/15/24	1	575
3.00%, 9/15/35	98	102,617
4.50%, 4/01/41 (e)	34,200	35,311,500
5.00%, 4/01/41 (e)	27,300	28,972,125
5.50%, 4/01/41 (e)	21,100	22,867,125

		2,110,952,500

Total U.S. Government Sponsored Agency Securities – 241.1%		2,223,409,339

U.S. Treasury Obligations
U.S. Treasury Bonds:
4.25%, 11/15/40 (f)	14,160	13,542,709
4.75%, 2/15/41	26,345	27,382,334
U.S. Treasury Notes:
0.38%, 8/31/12 (g)	91,195	91,041,792
0.75%, 3/31/13-9/15/13	128,920	128,332,050
1.25%, 9/30/15-10/31/15	71,639	69,267,380
2.13%, 2/29/16	865	862,297
1.88%, 8/31/17 (f)(g)	64,810	61,453,036
2.75%, 2/28/18	5,430	5,388,852
2.63%, 8/15/20 (f)(g)	3,145	2,950,403
3.63%, 2/15/21	25,360	25,720,594

Total U.S. Treasury Obligations – 46.2%		425,941,447

Total Long-Term Investments (Cost — $2,653,913,160) – 287.4%		2,650,547,998

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (h)(i)	55,040,025	55,040,025

Total Short-Term Securities (Cost — $55,040,025) – 6.0%		55,040,025

Options Purchased	Contracts
Exchange-Traded Call Options Purchased – 0.0%
U.S. Treasury Notes (10 Year), Strike Price USD
119.50, Expires 5/20/11	25	4,297
U.S. Treasury Notes (10 Year), Strike Price USD
120, Expires 5/20/11	300	239,062

		243,359

Exchange-Traded Put Options Purchased – 0.1%
Euro Dollar (1 Year) Mid-Curve, Strike Price USD
98.25, Expires 9/16/11	1,036	751,100
Euro Dollar (1 Year) Mid-Curve, Strike Price USD
98.50, Expires 9/16/11	427	378,962
U.S. Treasury Notes (10 Year), Strike Price USD
119.50, Expires 5/20/11	25	11,719
U.S. Treasury Notes (5 Year), Strike Price USD
117, Expires 5/20/11	96	89,250

		1,231,031

	Notional Amount (000)
Over-the-Counter Call Swaptions Purchased – 1.1%
Receive a fixed rate of 1.758% and pay a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG	$24,700	154,994
Receive a fixed rate of 2.500% and pay a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker Royal Bank of Scotland Plc	15,000	35
Receive a fixed rate of 3.000% and pay a floating rate based on 3-month LIBOR, Expires 9/02/11, Broker UBS AG	14,000	48,498
Receive a fixed rate of 3.115% and pay a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG	8,200	53,815
Receive a fixed rate of 3.540% and pay a floating rate based on 3-month LIBOR, Expires 12/01/11, Broker UBS AG	18,000	303,169
Receive a fixed rate of 3.630% and pay a floating rate based on 3-month LIBOR, Expires 12/02/11, Broker Deutsche Bank AG	8,700	172,201
Receive a fixed rate of 3.750% and pay a floating rate based on 3-month LIBOR, Expires 9/26/11, Broker Goldman Sachs Bank USA	12,000	283,834
Receive a fixed rate of 3.765% and pay a floating rate based on 3-month LIBOR, Expires 9/26/11, Broker Bank of America, N.A.	3,100	75,309
Receive a fixed rate of 3.790% and pay a floating rate based on 3-month LIBOR, Expires 7/02/12, Broker Deutsche Bank AG	29,500	774,941
Receive a fixed rate of 3.930% and pay a floating rate based on 3-month LIBOR, Expires 1/13/12, Broker Deutsche Bank AG	6,600	209,127
Receive a fixed rate of 4.005% and pay a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker Goldman Sachs Bank USA	17,500	633,126
Receive a fixed rate of 4.035% and pay a floating rate based on 3-month LIBOR, Expires 5/05/11, Broker Royal Bank of Scotland Plc	67,200	2,588,545
Receive a fixed rate of 4.040% and pay a floating rate based on 3-month LIBOR, Expires 5/06/11, Broker Royal Bank of Scotland Plc	10,000	388,900
Receive a fixed rate of 4.070% and pay a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Bank of America, N.A.	8,200	308,230

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Government Income Portfolio
(Percentages shown are based on Net Assets)

Options Purchased	Notional Amount (000)	Value
Over-the-Counter Call Swaptions Purchased (concluded)
Receive a fixed rate of 4.073% and pay a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Royal Bank of Scotland Plc	$6,700	$252,598
Receive a fixed rate of 4.190% and pay a floating rate based on 3-month LIBOR, Expires 3/05/12, Broker Credit Suisse International	10,200	445,028
Receive a fixed rate of 4.250% and pay a floating rate based on 3-month LIBOR, Expires 1/14/13, Broker Morgan Stanley Capital Services, Inc.	15,000	628,827
Receive a fixed rate of 4.290% and pay a floating rate based on 3-month LIBOR, Expires 2/06/12, Broker UBS AG	5,900	290,791
Receive a fixed rate of 4.330% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker UBS AG	5,800	298,437
Receive a fixed rate of 4.340% and pay a floating rate based on 3-month LIBOR, Expires 2/10/12, Broker JPMorgan Chase Bank, N.A.	3,200	165,739
Receive a fixed rate of 4.388% and pay a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank, N.A.	6,700	351,338
Receive a fixed rate of 5.200% and pay a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker Citibank, N.A.	18,500	1,342,380

		9,769,862

Over-the-Counter Put Swaptions Purchased – 1.0%
Pay a fixed rate of 1.250% and receive a floating rate based on 3-month LIBOR, Expires 4/06/11, Broker Credit Suisse International	96,300	346
Pay a fixed rate of 1.758% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG	24,700	200,683
Pay a fixed rate of 2.500% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG	11,600	47,424
Pay a fixed rate of 2.550% and receive a floating rate based on 3-month LIBOR, Expires 6/02/11, Broker JPMorgan Chase Bank, N.A.	24,100	214,221
Pay a fixed rate of 2.700% and receive a floating rate based on 3-month LIBOR, Expires 6/24/11, Broker Citibank, N.A.	24,100	200,104
Pay a fixed rate of 2.750% and receive a floating rate based on 3-month LIBOR, Expires 6/23/11, Broker Morgan Stanley Capital Services, Inc.	6,200	45,214
Pay a fixed rate of 2.750% and receive a floating rate based on 3-month LIBOR, Expires 6/23/11, Broker The Bank of New York Mellon Corp.	11,800	86,052
Pay a fixed rate of 3.000% and receive a floating rate based on 3-month LIBOR, Expires 9/02/11, Broker UBS AG	14,000	971,950
Pay a fixed rate of 3.115% and receive a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG	8,200	573,426
Pay a fixed rate of 3.540% and receive a floating rate based on 3-month LIBOR, Expires 12/01/11, Broker UBS AG	18,000	849,304
Pay a fixed rate of 3.630% and receive a floating rate based on 3-month LIBOR, Expires 12/02/11, Broker Deutsche Bank AG	8,700	370,850
Pay a fixed rate of 3.750% and receive a floating rate based on 3-month LIBOR, Expires 9/26/11, Broker Goldman Sachs Bank USA	12,000	338,861
Pay a fixed rate of 3.765% and receive a floating rate based on 3-month LIBOR, Expires 9/26/11, Broker Bank of America, N.A.	3,100	85,573
Pay a fixed rate of 3.790% and receive a floating rate based on 3-month LIBOR, Expires 7/02/12, Broker Deutsche Bank AG	29,500	1,733,282
Pay a fixed rate of 3.930% and receive a floating rate based on 3-month LIBOR, Expires 1/13/12, Broker Deutsche Bank AG	6,600	225,722
Pay a fixed rate of 4.005% and receive a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker Goldman Sachs Bank USA	17,500	49,169
Pay a fixed rate of 4.035% and receive a floating rate based on 3-month LIBOR, Expires 5/05/11, Broker Royal Bank of Scotland Plc	67,200	98,603
Pay a fixed rate of 4.040% and receive a floating rate based on 3-month LIBOR, Expires 5/06/11, Broker Royal Bank of Scotland Plc	10,000	15,081
Pay a fixed rate of 4.070% and receive a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Bank of America, N.A.	8,200	302,848
Pay a fixed rate of 4.073% and receive a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Royal Bank of Scotland Plc	6,700	246,805
Pay a fixed rate of 4.150% and receive a floating rate based on 3-month LIBOR, Expires 5/24/11, Broker JPMorgan Chase Bank, N.A.	41,400	81,439
Pay a fixed rate of 4.190% and receive a floating rate based on 3-month LIBOR, Expires 3/05/12, Broker Credit Suisse International	10,200	305,923
Pay a fixed rate of 4.250% and receive a floating rate based on 3-month LIBOR, Expires 1/14/13, Broker Morgan Stanley Capital Services, Inc.	15,000	818,493
Pay a fixed rate of 4.290% and receive a floating rate based on 3-month LIBOR, Expires 2/06/12, Broker UBS AG	5,900	142,044
Pay a fixed rate of 4.330% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker UBS AG	5,800	133,468
Pay a fixed rate of 4.340% and receive a floating rate based on 3-month LIBOR, Expires 2/10/12, Broker JPMorgan Chase Bank, N.A.	3,200	73,949
Pay a fixed rate of 4.388% and receive a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank, N.A.	6,700	198,172
Pay a fixed rate of 5.200% and receive a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker Citibank, N.A.	18,500	1,061,184

		9,470,190

Total Options Purchased (Cost — $26,308,939) – 2.2%		20,714,442

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	17

Schedule of Investments (continued)	BlackRock Government Income Portfolio
(Percentages shown are based on Net Assets)

		Value
Total Investments Before TBA Sale Commitments and Options Written (Cost — $2,735,262,124*) – 295.6%		$2,726,302,465

TBA Sale Commitments (e)	Par (000)
Fannie Mae Mortgage-Backed Securities:
3.50%, 4/01/26	$26,200	(26,281,875)
4.00%, 4/01/26-4/01/41	513,000	(505,040,938)
4.50%, 4/01/26-4/01/41	282,100	(287,044,687)
5.00%, 4/01/26-4/01/41	131,600	(137,848,937)
5.50%, 4/01/41	394,800	(422,055,750)
6.00%, 4/01/41	51,900	(56,441,250)
Freddie Mac Mortgage-Backed Securities:
4.50%, 4/01/41	61,600	(62,454,335)
5.00%, 4/01/41	68,500	(71,414,375)

Total TBA Sale Commitments (Proceeds — $1,567,272,867) – (170.1)%		(1,568,582,147)

Options Written	Contracts
Exchange-Traded Call Options Written – (0.0)%
U.S. Treasury Notes (10 Year), Strike Price USD 121, Expires 5/20/11	300	(145,313)
U.S. Treasury Notes (10 Year), Strike Price USD 122, Expires 5/20/11	300	(79,688)

		(225,001)

Exchange-Traded Put Options Written – (0.1)%
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 97.75, Expires 9/16/11	1,036	(375,550)
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 98, Expires 9/16/11	427	(224,175)
U.S. Treasury Notes (5 Year), Strike Price USD 115.50, Expires 5/20/11	192	(69,000)

		(668,725)

	Notional Amount (000)
Over-the-Counter Call Swaptions Written – (1.8)%
Pay a fixed rate of 2.080% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA	$24,300	(246,038)
Pay a fixed rate of 3.140% and receive a floating rate based on 3-month LIBOR, Expires 9/13/11, Broker UBS AG	16,000	(91,301)
Pay a fixed rate of 3.210% and receive a floating rate based on 3-month LIBOR, Expires 8/28/12, Broker UBS AG	100	(1,179)
Pay a fixed rate of 3.773% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG	300	(7,699)
Pay a fixed rate of 3.825% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank, N.A.	6,500	(177,721)
Pay a fixed rate of 3.853% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG	3,600	(102,665)
Pay a fixed rate of 3.885% and receive a floating rate based on 3-month LIBOR, Expires 1/04/12, Broker Credit Suisse International	6,900	(206,316)
Pay a fixed rate of 3.896% and receive a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker UBS AG	14,000	(425,071)
Pay a fixed rate of 3.939% and receive a floating rate based on 3-month LIBOR, Expires 3/21/12, Broker UBS AG	15,000	(481,165)
Pay a fixed rate of 4.000% and receive a floating rate based on 3-month LIBOR, Expires 1/05/12, Broker JPMorgan Chase Bank, N.A.	9,400	(328,186)
Pay a fixed rate of 4.015% and receive a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker Goldman Sachs Bank USA	7,400	(262,394)
Pay a fixed rate of 4.015% and receive a floating rate based on 3-month LIBOR, Expires 3/26/12, Broker UBS AG	6,300	(222,288)
Pay a fixed rate of 4.020% and receive a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG	9,200	(328,322)
Pay a fixed rate of 4.025% and receive a floating rate based on 3-month LIBOR, Expires 5/05/11, Broker JPMorgan Chase Bank, N.A.	67,200	(2,536,408)
Pay a fixed rate of 4.030% and receive a floating rate based on 3-month LIBOR, Expires 12/06/12, Broker UBS AG	5,400	(183,965)
Pay a fixed rate of 4.060% and receive a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker BNP Paribas	10,300	(413,740)
Pay a fixed rate of 4.065% and receive a floating rate based on 3-month LIBOR, Expires 5/11/11, Broker Bank of America, N.A.	16,800	(686,286)
Pay a fixed rate of 4.075% and receive a floating rate based on 3-month LIBOR, Expires 2/01/12, Broker UBS AG	7,900	(303,263)
Pay a fixed rate of 4.315% and receive a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker Royal Bank of Scotland Plc	6,100	(265,993)
Pay a fixed rate of 4.325% and receive a floating rate based on 3-month LIBOR, Expires 4/15/11, Broker Deutsche Bank AG	30,000	(1,939,445)
Pay a fixed rate of 4.410% and receive a floating rate based on 3-month LIBOR, Expires 1/24/13, Broker UBS AG	4,700	(228,631)
Pay a fixed rate of 4.490% and receive a floating rate based on 3-month LIBOR, Expires 12/05/11, Broker Deutsche Bank AG	13,100	(825,093)
Pay a fixed rate of 4.520% and receive a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG	5,800	(306,758)
Pay a fixed rate of 4.763% and receive a floating rate based on 3-month LIBOR, Expires 1/27/14, Broker Royal Bank of Scotland Plc	2,800	(165,560)
Pay a fixed rate of 4.895% and receive a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG	14,800	(1,048,234)

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Government Income Portfolio
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)	Value
Over-the-Counter Call Swaptions Written (concluded)
Pay a fixed rate of 5.000% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank, N.A.	$17,700	$(1,327,739)
Pay a fixed rate of 5.010% and receive a floating rate based on 3-month LIBOR, Expires 1/07/13, Broker Deutsche Bank AG	16,600	(1,306,124)
Pay a fixed rate of 5.020% and receive a floating rate based on 3-month LIBOR, Expires 2/14/14, Broker Citibank, N.A.	4,600	(321,444)
Pay a fixed rate of 5.060% and receive a floating rate based on 3-month LIBOR, Expires 2/11/14, Broker Deutsche Bank AG	12,800	(919,589)
Pay a fixed rate of 5.080% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Bank of America, N.A.	9,100	(662,313)
Pay a fixed rate of 5.140% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Credit Suisse International	3,200	(241,865)

		(16,562,795)

Over-the-Counter Put Swaptions Written – (1.1)%
Receive a fixed rate of 2.080% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA	24,300	(153,983)
Receive a fixed rate of 2.150% and pay a floating rate based on 3-month LIBOR, Expires 4/26/11, Broker Deutsche Bank AG	10,300	(171,104)
Receive a fixed rate of 2.215% and pay a floating rate based on 3-month LIBOR, Expires 10/11/11, Broker UBS AG	16,800	(574,859)
Receive a fixed rate of 2.550% and pay a floating rate based on 3-month LIBOR, Expires 6/02/11, Broker Citibank, N.A.	24,100	(214,221)
Receive a fixed rate of 3.140% and pay a floating rate based on 3-month LIBOR, Expires 9/13/11, Broker UBS AG	16,000	(970,469)
Receive a fixed rate of 3.200% and pay a floating rate based on 3-month LIBOR, Expires 3/02/12, Broker JPMorgan Chase Bank, N.A.	24,100	(488,792)
Receive a fixed rate of 3.210% and pay a floating rate based on 3-month LIBOR, Expires 8/28/12, Broker UBS AG	100	(9,708)
Receive a fixed rate of 3.773% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG	300	(21,835)
Receive a fixed rate of 3.825% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank, N.A.	6,500	(225,316)
Receive a fixed rate of 3.853% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG	3,600	(120,531)
Receive a fixed rate of 3.885% and pay a floating rate based on 3-month LIBOR, Expires 1/04/12, Broker Credit Suisse International	6,900	(240,151)
Receive a fixed rate of 3.896% and pay a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker UBS AG	14,000	(599,588)
Receive a fixed rate of 3.939% and pay a floating rate based on 3-month LIBOR, Expires 3/21/12, Broker UBS AG	15,000	(618,436)
Receive a fixed rate of 4.000% and pay a floating rate based on 3-month LIBOR, Expires 1/05/12, Broker JPMorgan Chase Bank, N.A.	9,400	(286,935)
Receive a fixed rate of 4.015% and pay a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker Goldman Sachs Bank USA	7,400	(244,717)
Receive a fixed rate of 4.015% and pay a floating rate based on 3-month LIBOR, Expires 3/26/12, Broker UBS AG	6,300	(243,366)
Receive a fixed rate of 4.020% and pay a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG	9,200	(302,491)
Receive a fixed rate of 4.025% and pay a floating rate based on 3-month LIBOR, Expires 5/05/11, Broker JPMorgan Chase Bank, N.A.	67,200	(104,421)
Receive a fixed rate of 4.030% and pay a floating rate based on 3-month LIBOR, Expires 12/06/12, Broker UBS AG	5,400	(332,018)
Receive a fixed rate of 4.060% and pay a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker BNP Paribas	10,300	(19,950)
Receive a fixed rate of 4.065% and pay a floating rate based on 3-month LIBOR, Expires 5/11/11, Broker Bank of America, N.A.	16,800	(28,364)
Receive a fixed rate of 4.075% and pay a floating rate based on 3-month LIBOR, Expires 2/01/12, Broker UBS AG	7,900	(241,742)
Receive a fixed rate of 4.315% and pay a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker Royal Bank of Scotland Plc	6,100	(373,754)
Receive a fixed rate of 4.325% and pay a floating rate based on 3-month LIBOR, Expires 4/15/11, Broker Deutsche Bank AG	30,000	(106)
Receive a fixed rate of 4.410% and pay a floating rate based on 3-month LIBOR, Expires 1/24/13, Broker UBS AG	4,700	(232,243)
Receive a fixed rate of 4.490% and pay a floating rate based on 3-month LIBOR, Expires 12/05/11, Broker Deutsche Bank AG	13,100	(175,658)
Receive a fixed rate of 4.520% and pay a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG	5,800	(277,398)
Receive a fixed rate of 4.763% and pay a floating rate based on 3-month LIBOR, Expires 1/27/14, Broker Royal Bank of Scotland Plc	2,800	(159,531)
Receive a fixed rate of 4.895% and pay a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG	14,800	(530,477)
Receive a fixed rate of 5.000% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank, N.A.	17,700	(630,690)
Receive a fixed rate of 5.010% and pay a floating rate based on 3-month LIBOR, Expires 1/07/13, Broker Deutsche Bank AG	16,600	(490,144)
Receive a fixed rate of 5.020% and pay a floating rate based on 3-month LIBOR, Expires 2/14/14, Broker Citibank, N.A.	4,600	(226,601)
Receive a fixed rate of 5.060% and pay a floating rate based on 3-month LIBOR, Expires 2/11/14, Broker Deutsche Bank AG	12,800	(612,053)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	19

Schedule of Investments (continued)	BlackRock Government Income Portfolio
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)	Value
Over-the-Counter Put Swaptions Written (concluded)
Receive a fixed rate of 5.080% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Bank of America, N.A.	$9,100	$(429,216)
Receive a fixed rate of 5.140% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Credit Suisse International	3,200	(145,193)
Receive a fixed rate of 6.000% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Royal Bank of Scotland Plc	3,300	(85,291)

		(10,581,352)

Total Options Written
(Premiums Received – $33,773,381) – (3.0)%		(28,037,873)

Total Investments Net of TBA Sale Commitments and Options Written – 122.5%		1,129,682,445
Liabilities in Excess of Other Assets – (22.5)%		(207,344,867)

Net Assets – 100.0%		$922,337,578

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,738,249,997

Gross unrealized appreciation	$12,551,926
Gross unrealized depreciation	(24,499,458)

Net unrealized depreciation	$(11,947,532)

(a)	Variable rate security. Rate shown is as of report date.
(b)	Par is less than $500.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(e)	Represents or includes a TBA transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$108,212,500	$550,000
BNP Paribas	$18,184,688	$63,750
Citibank, N.A.	$75,097,062	$(79,547)
Credit Suisse International	$(160,597,031)	$(118,054)
Deutsche Bank AG	$(56,673,781)	$243,301
Goldman Sachs Bank USA	$(193,474,144)	$642,977
JPMorgan Chase Bank, N.A.	$75,520,750	$812,258
Morgan Stanley Capital Services, Inc.	$172,393,156	$(139,273)
Nomura Securities International, Inc.	$35,038,375	$177,871
UBS AG	$21,993,750	$40,000
Warburg Dillon Read LLC	$54,106,250	$(47,266)
Wells Fargo & Co.	$13,023,621	$109,746

(f)	Security, or a portion thereof, has been pledged as collateral for swap contracts.
(g)	All or a portion of security pledged as collateral in connection with open financial futures contracts.
(h)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2010	Net Activity	Shares Held at March 31, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	–	55,040,025	55,040,025	$215	$34,640

(i)	Represents the current yield as of report date.

•	Financial futures contracts purchased as of March 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation
77	U.S. Treasury Notes (2 Year)	Chicago Board Options	June 2011	$16,795,625	$12,150
759	U.S. Treasury Notes (5 Year)	Chicago Board Options	June 2011	$88,642,899	106,448
33	Ultra Treasury Bonds	Chicago Board Options	June 2011	$4,077,562	30,059

Total					$148,657

•	Financial futures contracts sold as of March 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation
306	U.S. Treasury Notes (10 Year)	Chicago Board Options	June 2011	$36,423,563	$21,617
315	U.S. Treasury Bonds (30 Year)	Chicago Board Options	June 2011	$37,859,062	34,766

Total					$56,383

•	Interest rate swaps outstanding as of March 31, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.26%(a)	3-month LIBOR	Deutsche Bank AG	5/28/12	USD	5,200	$66,552
1.00%(a)	3-month LIBOR	Deutsche Bank AG	7/06/12	USD	20,900	153,090
0.63%(b)	3-month LIBOR	Credit Suisse International	11/26/12	USD	52,500	4,778
0.86%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	1/26/13	USD	32,100	(40,295)
0.98%(b)	3-month LIBOR	Deutsche Bank AG	2/22/13	USD	22,600	(54,334)
0.95%(b)	3-month LIBOR	Deutsche Bank AG	2/24/13	USD	21,000	(33,014)

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Government Income Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.92%(b)	3-month LIBOR	Deutsche Bank AG	2/28/13	USD	26,800	$(21,760)
0.83%(b)	3-month LIBOR	Goldman Sachs Bank USA	3/15/13	USD	34,600	55,368
0.80%(b)	3-month LIBOR	Deutsche Bank AG	3/21/13	USD	10,500	26,196
0.83%(b)	3-month LIBOR	Deutsche Bank AG	3/23/13	USD	22,300	44,901
0.85%(a)	3-month LIBOR	Citibank, N.A.	3/24/13	USD	45,100	(72,304)
0.89%(a)	3-month LIBOR	Deutsche Bank AG	3/29/13	USD	41,800	(44,005)
0.97%(b)	3-month LIBOR	Deutsche Bank AG	3/30/13	USD	48,400	(26,356)
1.26%(b)	3-month LIBOR	Deutsche Bank AG	12/24/13	USD	30,000	(8,878)
1.49%(b)	3-month LIBOR	Deutsche Bank AG	2/08/14	USD	10,700	(33,299)
1.59%(b)	3-month LIBOR	Deutsche Bank AG	3/08/14	USD	11,000	(43,787)
1.41%(a)	3-month LIBOR	Deutsche Bank AG	3/29/14	USD	27,000	(76,466)
1.50%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	8/22/14	USD	3,700	(42,440)
1.40%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	8/24/14	USD	7,400	(109,036)
1.71%(b)	3-month LIBOR	UBS AG	8/05/15	USD	40,000	658,122
2.24%(b)	3-month LIBOR	Deutsche Bank AG	12/30/15	USD	12,000	(26,465)
2.48%(b)	3-month LIBOR	Bank of America, N.A.	2/22/16	USD	15,400	(110,470)
2.43%(b)	3-month LIBOR	Deutsche Bank AG	2/24/16	USD	15,200	(66,617)
2.38%(b)	3-month LIBOR	Citibank, N.A.	3/11/16	USD	16,800	(5,911)
2.38%(b)	3-month LIBOR	Deutsche Bank AG	3/11/16	USD	11,000	(5,815)
2.33%(a)	3-month LIBOR	Deutsche Bank AG	3/11/16	USD	21,000	(41,585)
2.08%(a)	3-month LIBOR	Citibank, N.A.	3/17/16	USD	6,400	(94,265)
2.33%(b)	3-month LIBOR	Deutsche Bank AG	3/29/16	USD	10,700	39,770
2.33%(b)	3-month LIBOR	Goldman Sachs Bank USA	3/29/16	USD	6,100	22,527
2.42%(a)	3-month LIBOR	Deutsche Bank AG	3/30/16	USD	18,800	3,505
2.46%(b)	3-month LIBOR	Deutsche Bank AG	4/04/16	USD	17,300	(29,997)
2.43%(b)	3-month LIBOR	Royal Bank of Scotland Plc	4/04/16	USD	4,700	(725)
2.79%(b)	3-month LIBOR	Deutsche Bank AG	6/24/17	USD	1,200	(6,178)
2.38%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	11/17/17	USD	11,800	304,343
3.56%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	12/16/20	USD	14,500	205,758
3.66%(a)	3-month LIBOR	Citibank, N.A.	12/17/20	USD	16,800	383,322
3.66%(b)	3-month LIBOR	Deutsche Bank AG	12/20/20	USD	4,200	(94,195)
3.64%(a)	3-month LIBOR	Citibank, N.A.	2/07/21	USD	6,100	84,697
3.75%(a)	3-month LIBOR	Royal Bank of Scotland Plc	2/10/21	USD	7,600	174,026
3.79%(a)	3-month LIBOR	Deutsche Bank AG	2/14/21	USD	29,700	773,735
3.77%(b)	3-month LIBOR	Citibank, N.A.	2/15/21	USD	9,400	(227,631)
3.76%(a)	3-month LIBOR	Citibank, N.A.	2/17/21	USD	5,000	114,566
3.70%(a)	3-month LIBOR	Citibank, N.A.	2/18/21	USD	6,000	104,478
3.63%(a)	3-month LIBOR	Citibank, N.A.	2/24/21	USD	4,700	52,682
3.57%(a)	3-month LIBOR	Citibank, N.A.	2/25/21	USD	400	2,352
3.56%(a)	3-month LIBOR	Deutsche Bank AG	2/28/21	USD	5,800	23,280
3.57%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	2/28/21	USD	5,900	31,359
3.57%(a)	3-month LIBOR	Citibank, N.A.	3/01/21	USD	5,800	30,657
3.65%(b)	3-month LIBOR	Deutsche Bank AG	3/09/21	USD	5,700	(64,312)
3.60%(a)	3-month LIBOR	BNP Paribas	3/10/21	USD	4,300	29,050
3.62%(a)	3-month LIBOR	Citibank, N.A.	3/11/21	USD	9,300	75,521
3.56%(b)	3-month LIBOR	Deutsche Bank AG	3/11/21	USD	11,600	(37,543)
3.50%(a)	3-month LIBOR	Deutsche Bank AG	3/15/21	USD	5,800	(16,655)
3.37%(a)	3-month LIBOR	Citibank, N.A.	3/21/21	USD	5,800	(85,663)
3.38%(b)	3-month LIBOR	Deutsche Bank AG	3/21/21	USD	3,500	48,264
3.40%(b)	3-month LIBOR	Citibank, N.A.	3/23/21	USD	4,800	56,115
3.58%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	3/30/21	USD	4,300	(13,150)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	21

Schedule of Investments (concluded)	BlackRock Government Income Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
3.58%(b)	3-month LIBOR	Citibank, N.A.	4/04/21	USD	9,600	$(18,938)
3.51%(a)	3-month LIBOR	Deutsche Bank AG	4/04/21	USD	500	(1,780)
3.52%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	4/04/21	USD	1,500	(4,691)
5.15%(b)	3-month LIBOR	Royal Bank of Scotland Plc	2/12/24	USD	1,000	(30,962)
4.47%(b)	3-month LIBOR	Barclays Bank Plc	2/15/41	USD	1,500	(57,297)
4.20%(b)	3-month LIBOR	Deutsche Bank AG	3/22/41	USD	4,800	61,903
4.28%(a)	3-month LIBOR	Credit Suisse International	4/04/41	USD	1,900	(865)

Total						$1,983,233

(a)	Fund pays floating interest rate and receives fixed rate.
(b)	Fund pays fixed interest rate and receives floating rate.

•	Total return swaps outstanding as of March 31, 2011 were as follows:

Interest Payable Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
6.50%	Barclays Bank Plc	1/12/38	USD	8,194	$(44,290)	[1]
6.50%	Credit Suisse International	1/12/38	USD	8,727	39,389	[1]
6.50%	Goldman Sachs Bank USA	1/12/38	USD	10,127	(11,778)	[1]
6.50%	Morgan Stanley Capital Services, Inc.	1/12/38	USD	3,165	24,313	[1]
6.50%	Royal Bank of Scotland Plc	1/12/38	USD	12,758	59,006	[1]

Total					$66,640

[1]	Based on the change in the return of the Markit IOS Index referencing the interest component of the 6.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$496,786	$419	$497,205
Non-Agency Mortgage-Backed Securities	–	699,513	–	699,513
Project Loans	–	–	494	494
U.S. Government Sponsored Agency Securities	–	2,223,409,339	–	2,223,409,339
U.S. Treasury Obligations	–	425,941,447	–	425,941,447
Short-Term Securities	$55,040,025	–	–	55,040,025
Liabilities:
Investments:
TBA Sale Commitments	–	(1,568,582,147)	–	(1,568,582,147)

Total	$55,040,025	$1,081,964,938	$913	$1,137,005,876

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$1,679,430	$22,993,677	–	$24,673,107
Liabilities:
Interest rate contracts	(893,726)	(28,847,899)	–	(29,741,625)

Total	$785,704	$(5,854,222)	–	$(5,068,518)

[1]

Derivative financial instruments are swaps, financial futures contracts and options. Swaps and financial futures contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments March 31, 2011 (Unaudited)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Asset-Backed Securities – 0.0%
EXUMR, Series 2006-4X, Class E, 4.30%,
12/22/11 (a)	USD	1,705	$622,465

Common Stocks	Shares
Airlines – 0.0%
Air Lease Corp. (b)(c)		118,000	2,478,000
Delta Air Lines, Inc. (b)		2,291	22,452

			2,500,452

Auto Components – 1.9%
Dana Holding Corp. (b)		126,130	2,193,401
Delphi Corp., Class B		3,524	74,008,200

			76,201,601

Broadcasting – 0.1%
Belo Corp., Class A (b)		688,355	6,064,408

Building Products – 0.0%
Nortek, Inc. (b)		7,104	305,472

Capital Markets – 0.1%
E*Trade Financial Corp. (b)		276,100	4,315,443
Freedom Pay, Inc. (b)		314,534	3,145

			4,318,588

Chemicals – 0.3%
CF Industries Holdings, Inc.		85,800	11,736,582
Wellman Holdings, Inc. (b)		4,035	202

			11,736,784

Commercial Banks – 0.1%
CIT Group, Inc. (b)		77,298	3,289,030

Communications Equipment – 0.1%
Loral Space & Communications, Inc. (b)		71,419	5,538,543

Diversified Financial Services – 0.2%
Adelphia Recovery Trust, Series ACC-1 INT		1,108,793	28,829
Adelphia Recovery Trust, Series ACC-4 INT (b)		2,414,212	241
Adelphia Recovery Trust, Series Arahova INT		242,876	17,001
Adelphia Recovery Trust, Series Frontiervision INT		131,748	4,475
Bank of America Corp.		602,000	8,024,660
Bankruptcy Management Solutions, Inc.		2,929	10,325

			8,085,531

Electrical Equipment – 0.0%
SunPower Corp., Class B (b)		1,524	25,405

Food Products – 0.1%
Zhongpin, Inc. (b)		186,410	2,829,704

Hotels, Restaurants & Leisure – 0.0%
Buffets Restaurants Holdings, Inc. (b)		3,785	15,140

Household Durables – 0.2%
Beazer Homes USA, Inc. (b)		598,977	2,737,325
Pulte Group, Inc. (b)		624,740	4,623,076

			7,360,401

Machinery – 0.1%
Navistar International Corp. (b)		59,256	4,108,218
Reunion Industries, Inc. (b)		8,341	2,502

			4,110,720

Media – 1.3%
Charter Communications, Inc., Class A (b)		855,783	43,328,293
Clear Channel Outdoor Holdings, Inc.,
Class A (b)		130,158	1,893,799
HMH Holdings		541,811	2,709,055
Nielsen Holdings NV (b)		53,749	3,056,974

			50,988,121

Metals & Mining – 0.1%
African Minerals Ltd. (b)		389,006	3,123,355

Oil, Gas & Consumable Fuels – 0.7%
Alpha Natural Resources, Inc. (b)		154,200	9,154,854
Marathon Oil Corp.		357,900	19,079,649

			28,234,503

Paper & Forest Products – 0.1%
Ainsworth Lumber Co. Ltd. (b)(c)		321,575	1,277,013
Ainsworth Lumber Co. Ltd. (b)		283,443	1,125,586
Western Forest Products, Inc.		83,810	102,871
Western Forest Products, Inc. (b)		301,922	370,590

			2,876,060

Pharmaceuticals – 0.0%
Curative Health Services, Inc., Escrow Stock (b)(d)		570,169	57,359

Software – 0.6%
kCAD Holdings I Ltd. (b)		1,087,372,018	14,976,375
Spansion, Inc., Class A (b)		444,307	8,295,212
TiVo, Inc. (b)		207,375	1,816,605

			25,088,192

Specialty Retail – 0.4%
Dollar Thrifty Automotive Group, Inc. (b)		223,520	14,915,490

Wireless Telecommunication Services – 0.4%
Crown Castle International Corp. (b)		336,485	14,317,437
FiberTower Corp. (b)		993,774	1,997,486

			16,314,923

Total Common Stocks – 6.8%			273,979,782

Corporate Bonds	Par (000)
Advertising – 0.5%
Affinion Group, Inc., 7.88%, 12/15/18 (c)		USD 8,720	8,196,800
Catalina Marketing Corp., 10.50%,
10/01/15 (c)(e)		4,548	4,923,210
Checkout Holding Corp., 9.50%,
11/15/15 (c)(f)		9,605	6,255,256

			19,375,266

Aerospace & Defense – 1.3%
Acquisition Co. Lanza Parent, 10.00%,
6/01/17 (c)		4,104	4,524,660
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18 (c)		3,480	3,632,250
7.13%, 3/15/21 (c)		3,260	3,398,550
Kratos Defense & Security Solutions, Inc.,
10.00%, 6/01/17		4,290	4,729,725
Sequa Corp.:
11.75%, 12/01/15 (c)		8,990	9,709,200
13.50%, 12/01/15 (c)(e)		25,625	28,058,900

			54,053,285

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	23

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Airlines – 1.1%
Air Canada, 9.25%, 8/01/15 (c)	USD	8,990	$9,372,075
American Airlines, Inc., 7.50%, 3/15/16 (c)		1,910	1,888,513
Continental Airlines 1999-1 Class B,
Pass-Through Trust, 6.80%, 8/02/18		789	777,133
Delta Air Lines 2009-1 Series B, Pass-Through Trust, 9.75%, 12/17/16		5,050	5,353,052
National Air Cargo Group, Inc.:
12.38%, 8/16/15		7,026	7,026,075
12.38%, 8/16/15		7,094	7,094,229
United Air Lines, Inc., 12.75%, 7/15/12		12,325	13,557,614

			45,068,691

Auto Components – 0.5%
Allison Transmission, Inc.:
11.00%, 11/01/15 (c)		4,936	5,355,560
11.25%, 11/01/15 (c)(e)		1,794	1,941,464
Delphi Corp., 12.00%, 10/06/14		667	747,112
Exide Technologies, 8.63%, 2/01/18 (c)		3,380	3,608,150
Lear Corp., Escrow Bonds:
0.00%, 12/01/13 (b)(d)(g)		5,255	144,513
0.00%, 8/01/14 (b)(d)(g)		5,495	151,113
Stanadyne Holdings, Inc.:
10.00%, 8/15/14		1,955	2,003,875
12.00%, 2/15/15 (h)		4,595	4,744,337

			18,696,124

Beverages – 0.1%
Cott Beverages, Inc., 8.13%, 9/01/18		2,443	2,607,903

Biotechnology – 0.1%
STHI Holding Corp., 8.00%, 3/15/18 (c)		3,410	3,529,350

Building Products – 1.1%
Associated Materials LLC, 9.13%, 11/01/17 (c)		6,410	6,858,700
Building Materials Corp. of America, 7.00%,
2/15/20 (c)		3,490	3,620,875
Interline Brands, Inc., 7.00%, 11/15/18		2,640	2,706,000
Nortek, Inc.:
11.00%, 12/01/13		9,016	9,533,969
10.00%, 12/01/18 (c)		14,180	15,278,950
Ryland Group, Inc., 6.63%, 5/01/20		7,540	7,351,500

			45,349,994

Capital Markets – 0.2%
American Capital Ltd., 7.96%, 12/31/13 (h)		4,980	5,137,468
E*Trade Financial Corp.:
0.00%, 8/31/19 (c)(f)		589	890,126
Series A, 0.00%, 8/31/19 (f)		48	72,540
Lehman Brothers Holdings, Inc.:
0.00%, 9/26/11 (a)(b)(g)		5,500	1,395,625
0.00%, 11/16/11 (a)(b)(g)		1,000	253,750
8.50%, 8/01/15 (a)(b)(g)		5,675	1,454,219

			9,203,728

Chemicals – 3.0%
American Pacific Corp., 9.00%, 2/01/15		3,250	3,164,687
Celanese US Holdings LLC, 6.63%,
10/15/18 (c)		5,935	6,113,050
CF Industries, Inc.:
6.88%, 5/01/18		3,510	3,939,975
7.13%, 5/01/20		3,260	3,700,100
Chemtura Corp., 7.88%, 9/01/18 (c)		4,575	4,838,063
Georgia Gulf Corp., 9.00%, 1/15/17 (c)		1,495	1,637,025
Huntsman International LLC:
6.88%, 11/15/13 (c)	EUR	2,690	3,869,434
8.63%, 3/15/21 (c)	USD	7,865	8,572,850
Ineos Finance Plc, 9.00%, 5/15/15 (c)		3,960	4,321,350
KRATON Polymers LLC/KRATON Polymers Capital Corp., 6.75%, 3/01/19 (c)		1,535	1,558,025
MacDermid, Inc., 9.50%, 4/15/17 (c)		5,230	5,556,875
Momentive Performance Materials, Inc.:
11.50%, 12/01/16		3,285	3,523,163
9.00%, 1/15/21 (c)		22,790	23,559,163
Nalco Co.:
8.25%, 5/15/17		3,760	4,107,800
6.63%, 1/15/19 (c)		3,745	3,852,669
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.38%, 3/01/18 (c)		4,545	4,635,900
NOVA Chemicals Corp., 8.63%, 11/01/19		5,390	6,030,063
Omnova Solutions, Inc., 7.88%, 11/01/18 (c)		4,835	4,895,437
OXEA Finance & Cy SCA, 9.50%, 7/15/17 (c)		5,760	6,278,400
PolyOne Corp., 7.38%, 9/15/20		2,020	2,126,050
Rhodia SA, 6.88%, 9/15/20 (c)		3,775	3,845,781
Solutia, Inc., 8.75%, 11/01/17		3,630	3,993,000
TPC Group LLC, 8.25%, 10/01/17 (c)		3,405	3,600,787
Wellman Holdings, Inc., 10.00%, 2/15/19 (c)		2,690	2,421,000

			120,140,647

Commercial Banks – 2.6%
CIT Group, Inc.:
7.00%, 5/01/13		2	2,129
7.00%, 5/01/14		480	489,000
7.00%, 5/01/16		35,531	35,575,491
7.00%, 5/01/17 (i)		50,094	50,156,124
6.63%, 4/01/18 (c)		14,728	14,943,309
HSH Nordbank AG:
1.39%, 2/14/17 (a)	EUR	500	499,561
4.38%, 2/14/17 (a)		3,250	3,350,777

			105,016,391

Commercial Services & Supplies – 3.8%
Aviation Capital Group Corp., 6.75%,
4/06/21 (c)	USD	17,500	17,500,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
9.63%, 3/15/18		4,660	5,149,300
8.25%, 1/15/19		14,530	15,220,175
Brickman Group Holdings, Inc., 9.13%,
11/01/18 (c)		4,735	5,066,450
Casella Waste Systems, Inc., 7.75%,
2/15/19 (c)		7,702	7,702,000
Clean Harbors, Inc., 7.63%, 8/15/16 (c)		4,090	4,340,513
Darling International, Inc., 8.50%,
12/15/18 (c)		2,640	2,871,000
Griffon Corp., 7.13%, 4/01/18 (c)		5,890	5,993,075
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (a)		1,120	1,009,400
9.50%, 5/15/15		1,360	1,344,700
The Hertz Corp.:
7.50%, 10/15/18 (c)		6,350	6,572,250
6.75%, 4/15/19 (c)		5,400	5,352,750
7.38%, 1/15/21 (c)		9,940	10,163,650
Hertz Holdings Netherlands BV:
8.50%, 7/31/15		1,520	2,315,694
8.50%, 7/31/15 (c)	EUR	13,490	20,551,784
Interactive Data Corp., 10.25%, 8/01/18 (c)	USD	9,225	10,355,063
Mobile Mini, Inc., 7.88%, 12/01/20 (c)		2,490	2,639,400
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC, 8.88%, 3/15/18		18,700	20,336,250

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Commercial Services & Supplies (concluded)
Polymer Group, Inc., 7.75%, 2/01/19 (c)	USD	1,752	$1,806,750
Priory Group Ltd., 7.00%, 2/15/18		1,820	2,970,754
Reddy Ice Corp., 11.25%, 3/15/15		4,080	4,253,400
Rent-A-Center, Inc., 6.63%, 11/15/20 (c)		195	192,075

			153,706,433

Computers & Peripherals – 1.1%
CDW LLC/CDW Finance Corp.:
11.00%, 10/12/15		1,620	1,757,700
11.50%, 10/12/15 (e)		8,080	8,726,400
8.00%, 12/15/18 (c)		11,520	12,153,600
EMC Corp., 1.75%, 12/01/13		6,150	10,485,750
SunGard Data Systems, Inc.:
7.38%, 11/15/18 (c)		5,100	5,214,750
7.63%, 11/15/20 (c)		6,370	6,545,175

			44,883,375

Construction & Engineering – 0.1%
Aguila 3 SA, 7.88%, 1/31/18 (c)		5,175	5,278,500

Consumer Finance – 0.3%
Credit Acceptance Corp.:
9.13%, 2/01/17		8,015	8,666,219
9.13%, 2/01/17 (c)		3,030	3,268,613

			11,934,832

Containers & Packaging – 2.0%
Ardagh Packaging Finance Plc:
7.38%, 10/15/17 (c)	EUR	4,065	5,890,511
9.25%, 10/15/20 (c)		1,815	2,687,955
Ball Corp.:
7.38%, 9/01/19	USD	1,235	1,336,887
6.75%, 9/15/20		2,435	2,544,575
5.75%, 5/15/21		3,261	3,195,780
Berry Plastics Corp.:
8.25%, 11/15/15		3,585	3,804,581
9.75%, 1/15/21 (c)		12,375	12,251,250
Beverage Packaging Holdings Luxembourg II SA,
8.00%, 12/15/16	EUR	6,072	8,433,094
Crown European Holdings SA, 7.13%,
8/15/18 (c)		3,145	4,624,213
Graham Packaging Co. LP/GPC Capital Corp. I,
8.25%, 10/01/18	USD	2,435	2,611,537
Graphic Packaging International, Inc.:
9.50%, 6/15/17		8,050	8,935,500
7.88%, 10/01/18		3,850	4,124,313
Greif, Inc., 7.75%, 8/01/19		2,410	2,632,925
OI European Group BV, 6.88%, 3/31/17	EUR	1,595	2,311,283
Owens-Brockway Glass Container, Inc., 7.38%,
5/15/16	USD	1,150	1,260,687
Pregis Corp., 12.38%, 10/15/13		3,520	3,471,600
Rock-Tenn Co., 9.25%, 3/15/16		1,810	1,991,000
Sealed Air Corp., 7.88%, 6/15/17 (c)		6,445	7,207,070

			79,314,761

Diversified Financial Services – 7.1%
Ally Financial, Inc.:
5.38%, 6/06/11	EUR	2,397	3,407,204
7.50%, 12/31/13	USD	200	215,250
8.30%, 2/12/15		3,250	3,562,813
6.25%, 12/01/17 (c)		4,700	4,788,125
8.00%, 3/15/20		2,982	3,246,653
7.50%, 9/15/20 (c)		9,580	10,214,675
8.00%, 11/01/31		14,910	16,556,377
Eagle-Picher, Inc., Escrow Bonds, 0.00%,
9/01/13 (b)(d)(g)(j)	USD	3,285	–
FCE Bank Plc:
7.13%, 1/15/13	EUR	950	1,413,650
9.38%, 1/17/14		1,350	2,145,188
Ford Motor Credit Co. LLC, 6.63%, 8/15/17	USD	7,181	7,663,929
GMAC, Inc., 8.00%, 11/01/31		41,630	45,376,700
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC:
8.88%, 2/01/18		5,740	6,070,050
9.00%, 11/15/20 (c)		14,922	15,472,249
Icahn Enterprises LP, 4.00%, 8/15/13 (a)(c)		2,155	2,198,100
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18		39,930	41,028,075
iPayment Investors LP, 11.63%, 7/15/14 (c)(e)		5,737	5,335,427
KKR Group Finance Co. LLC, 6.38%,
9/29/20 (c)		6,545	6,694,815
Leucadia National Corp.:
8.13%, 9/15/15		7,575	8,370,375
7.13%, 3/15/17		2,430	2,551,500
QHP Royalty Sub LLC, 10.25%, 3/15/15 (c)		4,059	4,136,822
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
7.75%, 10/15/16 (c)		6,686	7,070,445
7.75%, 10/15/16 (c)	EUR	3,550	5,207,123
7.75%, 10/15/16		3,184	4,670,276
7.13%, 4/15/19 (c)	USD	2,480	2,542,000
9.00%, 4/15/19 (c)		20,220	20,927,700
6.88%, 2/15/21 (c)		10,855	10,936,413
8.25%, 2/15/21 (c)		13,510	13,374,900
Smurfit Kappa Acquisitions:
7.25%, 11/15/17 (c)	EUR	2,892	4,221,479
7.75%, 11/15/19 (c)		3,979	5,906,866
Springleaf Finance Corp., 6.90%, 12/15/17	USD	8,500	7,766,875
UPCB Finance II Ltd., 6.38%, 7/01/20	EUR	9,834	13,380,552

			286,452,606

Diversified Telecommunication Services – 5.7%
Avaya, Inc.:
9.75%, 11/01/15	USD	3,110	3,160,537
10.13%, 11/01/15 (e)		9,170	9,376,325
7.00%, 4/01/19 (c)		5,310	5,177,250
Broadview Networks Holdings, Inc., 11.38%,
9/01/12		7,135	6,992,300
Clearwire Communications LLC/Clearwire Finance, Inc., 12.00%, 12/01/15 (c)		10,370	11,199,600
Digicel Group Ltd.:
8.88%, 1/15/15 (c)		10,605	11,045,107
9.13%, 1/15/15 (c)(e)		5,321	5,560,445
10.50%, 4/15/18 (c)		4,600	5,267,000
Digicel Ltd., 8.25%, 9/01/17 (c)		10,790	11,437,400
Frontier Communications Corp.:
8.25%, 4/15/17		1,427	1,541,160
8.50%, 4/15/20		1,805	1,956,169
GeoEye, Inc., 9.63%, 10/01/15		1,510	1,708,187
Intelsat Jackson Holdings SA:
7.25%, 4/01/19 (c)		4,840	4,846,050
7.25%, 10/15/20 (c)		3,835	3,835,000
7.50%, 4/01/21 (c)		5,060	5,072,650
Intelsat Subsidiary Holding Co. SA, 8.88%,
1/15/15 (c)		2,260	2,322,150
ITC Deltacom, Inc., 10.50%, 4/01/16		3,310	3,649,275

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	25

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Telecommunication Services (concluded)
Level 3 Communications, Inc., 6.50%,
10/01/16	USD	4,780	$6,996,725
Level 3 Financing, Inc.:
9.25%, 11/01/14		2,520	2,576,700
8.75%, 2/15/17		20,905	20,748,213
10.00%, 2/01/18		1,520	1,521,900
9.38%, 4/01/19 (c)		9,200	8,901,000
Phones4U Finance Plc, 9.50%, 4/01/18	GBP	4,995	7,852,763
ProtoStar I Ltd., 18.00%, 10/15/12 (b)(c)(g)	USD	10,499	104,985
Qwest Communications International, Inc.:
7.50%, 2/15/14		3,296	3,349,560
Series B, 7.50%, 2/15/14		6,461	6,565,991
8.00%, 10/01/15		5,380	5,938,175
Qwest Corp., 7.50%, 6/15/23		709	710,773
Sprint Capital Corp., 6.88%, 11/15/28		29,550	27,259,875
Sunrise Communications Holdings SA, 8.50%,
12/31/18 (c)	EUR	2,027	3,045,010
Sunrise Communications International SA,
7.00%, 12/31/17 (c)		1,395	2,056,064
TW Telecom Holdings, Inc., 8.00%, 3/01/18	USD	2,960	3,193,100
West Corp.:
8.63%, 10/01/18 (c)		7,805	8,214,763
7.88%, 1/15/19 (c)		2,325	2,368,594
Windstream Corp., 7.88%, 11/01/17		8,235	8,832,037
Ziggo Finance BV, 6.13%, 11/15/17 (c)	EUR	9,560	13,548,369

			227,931,202

Electric Utilities – 2.0%
AES Ironwood LLC, 8.86%, 11/30/25	USD	3,192	3,168,433
AES Red Oak LLC:
Series A, 8.54%, 11/30/19		2,176	2,209,142
Series B, 9.20%, 11/30/29		2,085	2,095,425
Elwood Energy LLC, 8.16%, 7/05/26		3,535	3,499,887
Energy Future Holdings Corp., 10.00%,
1/15/20		34,860	36,940,271
Energy Future Intermediate Holding Co.
LLC/EFIH Finance, Inc., 10.00%, 12/01/20		22,531	23,875,537
FPL Energy National Wind Portfolio LLC, 6.13%,
3/25/19 (c)		344	329,291
Ipalco Enterprises, Inc.:
8.63%, 11/14/11		1,960	2,028,600
7.25%, 4/01/16 (c)		2,410	2,608,825
Mirant America Corp., Escrow Bonds, 0.00%,
7/15/49 (b)(c)(d)(g)(j)		3,270	–
Mirant Americas Generation LLC, Escrow Bonds,
0.00%, 12/31/49 (b)(d)(g)		1,215	–
Southern Energy, Inc., Escrow Bonds, 0.00%,
12/31/49 (b)(c)(d)(g)		1,880	–
Texas Competitive Electric Holdings Co. LLC,
10.25%, 11/01/15		10,045	5,876,325

			82,631,736

Energy Equipment & Services – 0.5%
Cie Generale de Geophysique-Veritas:
9.50%, 5/15/16		2,095	2,335,925
7.75%, 5/15/17		4,265	4,483,581
Copano Energy LLC/Copano Energy Finance Corp., 7.13%, 4/01/21		4,585	4,642,313
Infinis Plc, 9.13%, 12/15/14 (c)	GBP	2,510	4,258,092
Markwest Energy Partners LP/Markwest Energy Finance Corp., 6.75%, 11/01/20	USD	2,830	2,900,750

			18,620,661

Food Products – 0.4%
AmeriQual Group LLC and AmeriQual Finance Corp., 9.50%, 4/01/12 (c)	USD	625	625,000
BI-LO LLC/BI-LO Finance Corp., 9.25%,
2/15/19 (c)		3,200	3,316,000
Blue Merger Sub, Inc., 7.63%, 2/15/19 (c)		12,840	13,016,550
Smithfield Foods, Inc., 10.00%, 7/15/14		525	618,187

			17,575,737

Health Care Equipment & Supplies – 0.7%
DJO Finance LLC/DJO Finance Corp., 10.88%,
11/15/14		17,435	19,004,150
Hologic, Inc., 2.00%, 12/15/37 (h)		4,735	4,569,275
Ontex IV SA, 7.50%, 4/15/18 (c)	EUR	2,180	3,089,482

			26,662,907

Health Care Providers & Services – 2.9%
Aviv Healthcare Properties LP, 7.75%,
2/15/19 (c)	USD	4,505	4,696,463
DaVita, Inc., 6.38%, 11/01/18		4,060	4,100,600
Gentiva Health Services, Inc., 11.50%,
9/01/18		6,480	7,330,500
HCA, Inc.:
8.50%, 4/15/19		5,400	5,994,000
7.88%, 2/15/20		15,955	17,351,063
7.25%, 9/15/20		30,710	32,859,700
HealthSouth Corp., 8.13%, 2/15/20		2,700	2,922,750
Tenet Healthcare Corp.:
9.00%, 5/01/15		13,859	15,244,900
10.00%, 5/01/18		12,724	14,902,985
8.88%, 7/01/19		8,765	9,992,100

			115,395,061

Health Care Technology – 0.5%
IMS Health, Inc., 12.50%, 3/01/18 (c)		17,145	20,102,513

Hotels, Restaurants & Leisure – 2.7%
Boyd Gaming Corp., 9.13%, 12/01/18 (c)		4,189	4,325,143
Buffets Restaurants Holdings, Inc., Escrow Bonds, 0.00%, 12/31/49 (b)(d)(g)		1,980	—
Cirsa Funding Luxembourg SA, 8.75%,
5/15/18	EUR	642	928,035
Diamond Resorts Corp., 12.00%, 8/15/18 (c)		11,450	12,251,500
Enterprise Inns Plc, 6.50%, 12/06/18	GBP	3,777	5,422,892
Fontainebleau Las Vegas Holdings LLC, 10.25%,
6/15/15 (b)(c)(g)	USD	2,115	10,575
Harrah’s Operating Co., Inc.:
11.25%, 6/01/17		995	1,130,569
10.00%, 12/15/18		50,515	46,094,937
MGM Resorts International:
13.00%, 11/15/13		2,410	2,895,012
10.38%, 5/15/14		10,130	11,598,850
NAI Entertainment Holdings LLC, 8.25%,
12/15/17 (c)		10,317	11,039,190
Regal Entertainment Group, 9.13%, 8/15/18		4,520	4,836,400
Scientific Games Corp., 8.13%, 9/15/18 (c)		1,735	1,830,425
Scientific Games International, Inc., 9.25%,
6/15/19		185	203,037
Travelport LLC:
9.88%, 9/01/14		2,884	2,808,295
11.88%, 9/01/16		1,000	932,500
Travelport LLC/Travelport, Inc., 9.00%, 3/01/16		1,240	1,151,650

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Hotels, Restaurants & Leisure (concluded)
Waterford Gaming LLC, 8.63%, 9/15/14 (c)	USD	3,189	$1,913,672

			109,372,682

Household Durables – 2.2%
Beazer Homes USA, Inc.:
8.13%, 6/15/16		2,910	2,902,725
12.00%, 10/15/17		13,050	15,105,375
9.13%, 6/15/18		16,400	16,584,500
9.13%, 5/15/19 (c)		3,760	3,802,300
Jarden Corp., 7.50%, 5/01/17		5,000	5,337,500
K. Hovnanian Enterprises, Inc., 10.63%,
10/15/16		10,000	10,625,000
Pulte Group, Inc., 6.38%, 5/15/33		660	536,250
Standard Pacific Corp.:
10.75%, 9/15/16		8,045	9,372,425
8.38%, 5/15/18		4,615	4,793,831
8.38%, 5/15/18 (c)		5,390	5,598,863
8.38%, 1/15/21 (c)		12,735	13,164,806

			87,823,575

Household Products – 0.2%
American Standard Americas, 10.75%,
1/15/16 (c)		6,340	6,767,950

Independent Power Producers & Energy Traders – 1.5%
Calpine Construction Finance Co. LP/CCFC Finance Corp., 8.00%, 6/01/16 (c)		3,660	3,989,400
Calpine Corp.:
7.50%, 2/15/21 (c)		4,970	5,143,950
7.88%, 1/15/23 (c)		10,050	10,426,875
NRG Energy, Inc.:
7.63%, 1/15/18 (c)		36,700	38,076,250
8.50%, 6/15/19		2,380	2,504,950

			60,141,425

Industrial Conglomerates – 0.1%
Koppers, Inc., 7.88%, 12/01/19		3,950	4,285,750

Insurance – 0.9%
Americo Life, Inc., 7.88%, 5/01/13 (c)		6,000	6,466,260
CNO Financial Group, Inc., 9.00%, 1/15/18 (c)		7,483	7,931,980
The Dai-ichi Life Insurance Co. Ltd.,
7.25% (a)(c)(k)		6,377	6,304,009
Genworth Financial, Inc., 7.63%, 9/24/21		5,615	5,632,962
ING Verzekeringen NV, 6.38%, 5/07/27 (a)	EUR	4,000	5,328,647
Radian Group, Inc., 3.00%, 11/15/17	USD	5,470	4,977,700
USI Holdings Corp., 4.19%, 11/15/14 (a)(c)		1,760	1,711,600

			38,353,158

Machinery – 1.4%
Boart Longyear Management Pty Ltd., 7.00%,
4/01/21 (c)		2,800	2,870,000
Navistar International Corp.:
3.00%, 10/15/14		21,070	31,815,700
8.25%, 11/01/21		2,680	2,971,450
Oshkosh Corp., 8.25%, 3/01/17		5,955	6,550,500
Titan International, Inc.:
5.63%, 1/15/17 (c)		2,180	6,117,625
7.88%, 10/01/17 (c)		4,715	4,997,900

			55,323,175

Marine – 0.1%
Horizon Lines, Inc., 4.25%, 8/15/12		6,148	4,780,070

Media – 8.8%
Adelphia Communications Corp., Escrow Bonds:
0.00%, 12/31/49 (b)(d)(g)	USD	800	14,000
0.00%, 12/31/49 (b)(d)(g)		325	5,687
0.00%, 12/31/49 (b)(d)(g)		1,925	–
AMC Entertainment, Inc., 8.75%, 6/01/19		9,640	10,459,400
CCH II LLC/CCH II Capital Corp., 13.50%,
11/30/16		9,557	11,444,165
CCO Holdings LLC/CCO Holdings Capital Corp.:
7.88%, 4/30/18		3,850	4,090,625
8.13%, 4/30/20		4,870	5,296,125
Cengage Learning Acquisitions, Inc., 10.50%,
1/15/15 (c)		20,086	20,487,720
Central European Media Enterprises Ltd.,
11.63%, 9/15/16 (c)	EUR	3,651	5,626,913
Century Communications, Escrow Bonds,
0.00%, 12/31/49 (b)(d)(g)	USD	625	6,250
CET 21 Spol SRO, 9.00%, 11/01/17 (c)	EUR	1,719	2,655,409
Citadel Broadcasting Corp., 7.75%,
12/15/18 (c)	USD	4,370	4,735,987
Clear Channel Communications, Inc., 9.00%,
3/01/21 (c)		3,580	3,571,050
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		27,919	30,501,507
9.25%, 12/15/17		89,529	98,146,166
CMP Susquehanna Radio Holdings Corp.,
3.26%, 5/15/14 (a)		320	226,371
DISH DBS Corp., 7.00%, 10/01/13		1,845	1,992,600
Gray Television, Inc., 10.50%, 6/29/15		11,030	11,733,163
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG, 7.50%,
3/15/19 (c)	EUR	9,248	13,433,860
Liberty Global, Inc., 4.50%, 11/15/16	USD	3,760	6,392,000
Liberty Media LLC, 3.13%, 3/30/23		1,400	1,662,500
Live Nation Entertainment, Inc., 8.13%,
5/15/18 (c)		10,280	10,562,700
Musketeer GmbH, 9.50%, 3/15/21 (c)	EUR	5,915	8,718,007
Nielsen Finance LLC/Nielsen Finance Co.:
11.63%, 2/01/14	USD	391	460,402
7.75%, 10/15/18 (c)		25,390	27,230,775
ProQuest LLC/ProQuest Notes Co., 9.00%,
10/15/18 (c)		4,830	4,974,900
Rainbow National Services LLC:
8.75%, 9/01/12 (c)		2,300	2,308,625
10.38%, 9/01/14 (c)		7,843	8,137,113
Sinclair Television Group, Inc., 9.25%,
11/01/17 (c)		3,100	3,456,500
Unitymedia GmbH:
9.63%, 12/01/19	EUR	1,475	2,278,493
9.63%, 12/01/19		5,475	8,457,456
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
8.13%, 12/01/17 (c)	USD	7,050	7,420,125
8.13%, 12/01/17	EUR	1,458	2,169,581
8.13%, 12/01/17		3,169	4,715,640
Univision Communications, Inc., 7.88%,
11/01/20 (c)	USD	7,030	7,434,225
UPC Holding BV, 9.88%, 4/15/18 (c)		4,800	5,304,000
Virgin Media Secured Finance Plc, 7.00%,
1/15/18	GBP	7,045	12,219,912
Ziggo Bond Co. BV:
8.00%, 5/15/18 (c)	EUR	3,771	5,544,645

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	27

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Media (concluded)
8.00%, 5/15/18	EUR	600	$882,203

			354,756,800

Metals & Mining – 2.3%
FMG Resources August 2006 Pty Ltd., 7.00%,
11/01/15 (c)	USD	15,825	16,418,437
Goldcorp, Inc., 2.00%, 8/01/14		5,855	7,465,125
JMC Steel Group, 8.25%, 3/15/18 (c)		5,425	5,547,063
Newmont Mining Corp., 1.25%, 7/15/14		4,390	5,789,313
Novelis, Inc., 8.75%, 12/15/20 (c)		45,160	49,676,000
RathGibson, Inc., 11.25%, 2/15/14 (b)(g)		891	89
Ryerson, Inc.:
7.68%, 11/01/14 (a)		1,930	1,847,975
12.00%, 11/01/15		610	661,850
Steel Dynamics, Inc., 7.38%, 11/01/12		3,115	3,317,475
United States Steel Corp., 7.38%, 4/01/20		2,610	2,733,975

			93,457,302

Multiline Retail – 0.9%
Asbury Automotive Group, Inc., 8.38%,
11/15/20 (c)		3,595	3,738,800
Dollar General Corp., 11.88%, 7/15/17 (e)		24,428	28,092,200
Rite Aid Corp., 9.75%, 6/12/16		2,300	2,553,000

			34,384,000

Oil, Gas & Consumable Fuels – 9.1%
Arch Coal, Inc.:
8.75%, 8/01/16		2,030	2,268,525
7.25%, 10/01/20		9,695	10,397,887
Arch Western Finance LLC, 6.75%, 7/01/13		2,444	2,468,440
Berry Petroleum Co., 6.75%, 11/01/20		2,535	2,614,219
Bill Barrett Corp., 9.88%, 7/15/16		410	461,250
Calfrac Holdings LP, 7.50%, 12/01/20 (c)		2,665	2,758,275
Carrizo Oil & Gas, Inc., 8.63%, 10/15/18 (c)		2,410	2,554,600
Chaparral Energy, Inc., 8.25%, 9/01/21 (c)		3,080	3,172,400
Chesapeake Energy Corp.:
6.50%, 8/15/17		4,670	5,049,437
6.63%, 8/15/20		25,380	27,029,700
6.88%, 11/15/20		300	324,000
6.13%, 2/15/21		8,225	8,492,313
2.25%, 12/15/38		5,100	4,685,625
Clayton Williams Energy, Inc., 7.75%,
4/01/19 (c)		4,420	4,425,525
Coffeyville Resources LLC/Coffeyville Finance,
Inc., 9.00%, 4/01/15 (c)		2,461	2,676,337
Concho Resources, Inc., 7.00%, 1/15/21		4,400	4,631,000
Connacher Oil and Gas Ltd.:
11.75%, 7/15/14 (c)		1,685	1,811,375
10.25%, 12/15/15 (c)		6,850	7,261,000
Consol Energy, Inc.:
8.00%, 4/01/17		500	547,500
8.25%, 4/01/20		20,130	22,319,137
Continental Resources, Inc., 7.13%, 4/01/21		3,550	3,771,875
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 7.75%,
4/01/19 (c)		4,640	4,674,800
Crosstex Energy LP/Crosstex Energy Finance Corp., 8.88%, 2/15/18		860	937,400
Denbury Resources, Inc.:
9.75%, 3/01/16		3,385	3,816,587
8.25%, 2/15/20		8,091	9,041,693
Drummond Co., Inc.:
9.00%, 10/15/14 (c)		7,325	7,764,500
7.38%, 2/15/16		5,125	5,278,750
Encore Acquisition Co., 9.50%, 5/01/16		275	310,063
Energy Transfer Equity LP, 7.50%, 10/15/20		510	554,625
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17 (c)		4,840	5,178,800
7.75%, 6/15/19 (c)		7,240	7,258,100
EV Energy Partners LP/EV Energy Finance Corp.,
8.00%, 4/15/19 (c)		5,330	5,423,275
Exterran Holdings, Inc., 7.25%, 12/01/18 (c)		4,700	4,794,000
Forest Oil Corp.:
8.50%, 2/15/14		4,770	5,318,550
7.25%, 6/15/19		3,000	3,135,000
Foundation Pennsylvania Coal Co. LLC, 7.25%,
8/01/14		3,225	3,305,625
Frac Tech Services LLC/Frac Tech Finance, Inc.,
7.13%, 11/15/18 (c)		13,135	13,463,375
FrontierVision Holdings LP, Escrow Bonds,
0.00%, 12/31/49 (b)(d)(g)		500	–
Hilcorp Energy I LP/Hilcorp Finance Co.:
8.00%, 2/15/20 (c)		6,650	7,082,250
7.63%, 4/15/21 (c)		12,445	13,036,137
James River Escrow, Inc., 7.88%, 4/01/19 (c)		5,655	5,852,925
Key Energy Services, Inc., 6.75%, 3/01/21		6,375	6,486,563
Linn Energy LLC/Linn Energy Finance Corp.:
8.63%, 4/15/20 (c)		14,595	16,200,450
7.75%, 2/01/21 (c)		9,955	10,626,963
MEG Energy Corp., 6.50%, 3/15/21 (c)		10,650	10,823,063
New World Resources NV, 7.88%, 5/01/18	EUR	6,336	9,428,304
Oasis Petroleum, Inc., 7.25%, 2/01/19 (c)	USD	5,400	5,467,500
OPTI Canada, Inc., 9.75%, 8/15/13 (c)		2,725	2,731,813
Overseas Shipholding Group, Inc., 8.75%,
12/01/13		3,980	4,238,700
Peabody Energy Corp., 6.50%, 9/15/20		2,250	2,413,125
Petrohawk Energy Corp.:
10.50%, 8/01/14		3,220	3,698,975
7.88%, 6/01/15		4,780	5,066,800
7.25%, 8/15/18 (c)		8,054	8,295,620
7.25%, 8/15/18		1,945	2,003,350
Precision Drilling Corp., 6.63%, 11/15/20 (c)		1,060	1,091,800
Range Resources Corp.:
8.00%, 5/15/19		5,890	6,493,725
6.75%, 8/01/20		2,630	2,800,950
SandRidge Energy, Inc., 7.50%, 3/15/21 (c)		11,240	11,661,500
SM Energy Co., 6.63%, 2/15/19 (c)		6,125	6,285,781
Swift Energy Co., 7.13%, 6/01/17		2,375	2,428,437
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.88%, 2/01/21 (c)		3,555	3,519,450
Teekay Corp., 8.50%, 1/15/20		6,040	6,545,850
Thermon Industries, Inc., 9.50%, 5/01/17		5,285	5,707,800
Trafigura Beheer BV, 6.38%, 4/08/15	EUR	2,225	2,971,312
Whiting Petroleum Corp., 6.50%, 10/01/18	USD	4,905	5,076,675

			368,011,381

Paper & Forest Products – 1.7%
Ainsworth Lumber Co. Ltd., 11.00%,
7/29/15 (c)(e)		2,662	2,688,896
Boise Cascade LLC, 7.13%, 10/15/14		2,679	2,645,512
Boise Paper Holdings LLC/Boise Co-Issuer Co.,
8.00%, 4/01/20		2,640	2,851,200
Boise Paper Holdings LLC/Boise Finance Co.,
9.00%, 11/01/17		2,840	3,152,400
Cascades, Inc., 7.75%, 12/15/17	CAD	4,885	5,159,781
Catalyst Paper Corp., 7.38%, 3/01/14	USD	2,275	1,746,063
Clearwater Paper Corp.:
10.63%, 6/15/16		3,750	4,237,500

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Paper & Forest Products (concluded)
7.13%, 11/01/18 (c)	USD	3,215	$3,367,713
Georgia-Pacific LLC, 8.25%, 5/01/16 (c)		12,675	14,291,063
NewPage Corp., 11.38%, 12/31/14		18,813	18,836,516
PH Glatfelter Co., 7.13%, 5/01/16		1,510	1,549,637
Verso Paper Holdings LLC/Verso Paper, Inc.:
11.50%, 7/01/14		6,359	6,947,207
Series B, 4.05%, 8/01/14 (a)		565	556,525

			68,030,013

Pharmaceuticals – 1.5%
Angiotech Pharmaceuticals, Inc., 4.06%,
12/01/13 (a)		9,005	7,811,837
Axcan Intermediate Holdings, Inc., 12.75%,
3/01/16		4,645	5,167,563
ConvaTec Healthcare E SA:
7.38%, 12/15/17 (c)	EUR	4,800	6,972,591
10.50%, 12/15/18 (c)	USD	6,045	6,347,250
inVentiv Health, Inc., 10.00%, 8/15/18 (c)		8,420	8,756,800
Omnicare, Inc.:
6.13%, 6/01/13		462	463,732
6.88%, 12/15/15		1,918	1,965,950
7.75%, 6/01/20		8,785	9,312,100
Valeant Pharmaceuticals International:
6.50%, 7/15/16 (c)		5,285	5,218,937
6.75%, 10/01/17 (c)		2,270	2,235,950
6.88%, 12/01/18 (c)		1,730	1,695,400
7.00%, 10/01/20 (c)		4,220	4,093,400

			60,041,510

Professional Services – 0.3%
FTI Consulting, Inc.:
7.75%, 10/01/16		2,905	3,035,725
6.75%, 10/01/20 (c)		8,020	8,120,250

			11,155,975

Real Estate Investment Trusts (REITs) – 0.2%
Omega Healthcare Investors, Inc., 6.75%,
10/15/22 (c)		5,425	5,540,281
The Rouse Co. LP, 6.75%, 11/09/15		1,260	1,310,400

			6,850,681

Real Estate Management & Development – 1.3%
Ashton Woods USA LLC/Ashton Woods Finance Co., 12.64%, 6/30/15 (c)(l)		2,878	1,726,920
IVG Immobilien AG, 8.00%, 12/31/49 (a)	EUR	1,300	1,529,152
Realogy Corp.:
11.50%, 4/15/17 (c)	USD	17,310	17,872,575
7.88%, 2/15/19 (c)		31,450	31,214,125
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (b)(g)		685	68

			52,342,840

Road & Rail – 0.1%
Florida East Coast Railway Corp., 8.13%,
2/01/17 (c)		3,810	3,976,687

Semiconductors & Semiconductor Equipment – 0.3%
Linear Technology Corp., 3.00%, 5/01/27		4,690	5,035,887
NXP BV/NXP Funding LLC, 3.05%,
10/15/13 (a)		5,320	5,273,450

			10,309,337

Software – 2.4%
First Data Corp.:
9.88%, 9/24/15		3,990	4,089,750
9.88%, 9/24/15	USD	6,510	6,656,475
7.38%, 6/15/19 (c)		12,460	12,724,775
8.88%, 8/15/20 (c)		1,570	1,723,075
8.25%, 1/15/21 (c)		23,986	23,926,035
12.63%, 1/15/21 (c)		35,983	39,041,555
MedAssets, Inc., 8.00%, 11/15/18 (c)		3,505	3,583,863
Spansion LLC, 7.88%, 11/15/17 (c)		4,550	4,629,625

			96,375,153

Specialty Retail – 1.0%
Claire’s Stores, Inc., 8.88%, 3/15/19 (c)		3,805	3,633,775
Penske Automotive Group, Inc., 7.75%,
12/15/16		5,075	5,246,281
Petco Animal Supplies, Inc., 9.25%,
12/01/18 (c)		5,470	5,852,900
RSC Equipment Rental, Inc./RSC Holdings III LLC:
10.00%, 7/15/17 (c)		6,200	7,068,000
8.25%, 2/01/21 (c)		7,014	7,294,560
Sonic Automotive, Inc., 9.00%, 3/15/18		5,100	5,418,750
Toys R US - Delaware, Inc., 7.38%, 9/01/16 (c)		4,000	4,190,000

			38,704,266

Textiles, Apparel & Luxury Goods – 0.0%
Phillips-Van Heusen Corp., 7.38%, 5/15/20		2,000	2,115,000

Trading Companies & Distributors – 0.0%
Russel Metals, Inc., 6.38%, 3/01/14		1,625	1,639,219

Wireless Telecommunication Services – 1.4%
Cricket Communications, Inc.:
10.00%, 7/15/15		4,395	4,823,513
7.75%, 5/15/16		13,120	13,940,000
FiberTower Corp.:
9.00%, 1/01/16 (c)		2,828	2,488,219
9.00%, 1/01/16		1,092	960,754
iPCS, Inc., 2.43%, 5/01/13 (a)		12,130	11,826,750
MetroPCS Wireless, Inc.:
7.88%, 9/01/18		4,640	4,964,800
6.63%, 11/15/20		9,340	9,328,325
NII Capital Corp., 7.63%, 4/01/21		5,269	5,387,553
NII Holdings, Inc., 3.13%, 6/15/12		1,000	1,005,000
SBA Telecommunications, Inc., 8.00%,
8/15/16		3,090	3,364,237

			58,089,151

Total Corporate Bonds – 78.0%			3,140,618,803

Floating Rate Loan Interests (a)
Airlines – 0.1%
AWAS Finance Luxembourg S.à r.l., Loan,
7.75%, 6/10/16		5,184	5,294,160
Northwest Airlines Corp., Trade Claim Participation, 0.00%, 12/31/49		8,100	10,125

			5,304,285

Chemicals – 0.2%
Styron S.à r.l., Term Loan, 6.00%, 7/27/17		8,180	8,213,584

Commercial Services & Supplies – 0.3%
Visant Corp. (FKA Jostens), Tranche B Term Loan,
5.25% - 7.00%, 12/22/16		9,676	9,651,561

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	29

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests	Par (000)		Value
Diversified Financial Services – 0.5%
Marsico Parent Co. LLC, Term Loan,
5.31%, 11/14/14	USD	1,124	$908,855
Springleaf Funding Co. (fka American General Finance Corp.), Loan,
7.25%, 4/21/15		20,300	20,309,521

			21,218,376

Diversified Telecommunication Services – 1.1%
Hawaiian Telcom Communications, Inc., Term Loan,
9.00%, 10/28/15		3,646	3,715,641
Intelsat Jackson Holdings S.A. (FKA Intelsat Jackson Holdings Ltd.), Tranche Term Loan B,
5.25%, 3/07/18		37,925	38,138,101

			41,853,742

Electric Utilities – 0.2%
MACH Gen LLC, Synthetic L/C Loan (First Lien),
0.06% - 2.25%, 2/22/13		460	424,642
Texas Competitive Electric Holdings Co. LLC (TXU):
Initial Tranche B-1 Term Loan,
3.75% - 3.80%, 10/10/14		1,266	1,065,183
Initial Tranche B-3 Term Loan,
3.75% - 3.80%, 10/10/14		9,359	7,861,916

			9,351,741

Food & Staples Retailing – 0.2%
Volume Services America, Inc. (Centerplate), Term Loan B,
10.50% - 10.75%, 8/24/16		9,552	9,587,820

Food Products – 0.2%
Pierre Foods, Inc., Loan (Second Lien),
11.25%, 9/29/17		8,500	8,627,500

Health Care Providers & Services – 0.2%
Harden Healthcare LLC:
Tranche A additional Term Loan,
7.75%, 3/02/15		5,681	5,567,013
Tranche A Term Loan,
8.50%, 3/02/15		2,559	2,507,950

			8,074,963

Hotels, Restaurants & Leisure – 0.5%
Caesars Entertainment Operating Co., Inc. (FKA Harrah’s Operating Co., Inc.), Term B-3 Loan,
3.29% - 3.30%, 1/28/15		5,300	4,901,673
Travelport LLC (FKA Travelport, Inc.), Loan,
8.31%, 3/27/12 (e)		16,569	15,133,101

			20,034,774

Media – 0.5%
HIT Entertainment, Inc., Term Loan (Second Lien),
5.82%, 2/26/13		1,500	1,355,625
HMH Publishing Co. Ltd. (AKA Education Media), Tranche A Term Loan,
6.00%, 6/12/14		5,341	5,084,604
Newsday LLC, Fixed Rate Term Loan, 10.50%,
8/01/13		12,180	12,956,475

			19,396,704

Multiline Retail – 0.2%
Hema Holding BV, Facility (Mezzanine),
4.37% - 5.00%, 7/05/17	EUR	5,715	8,017,963

Oil, Gas & Consumable Fuels – 0.6%
Obsidian Natural Gas Trust, Loan,
7.00%, 11/30/15	USD	23,231	23,521,733

Paper & Forest Products – 0.4%
Ainsworth Lumber Co. Ltd., Term Loan,
5.25%, 6/26/14		4,000	3,935,000
Verso Paper Finance Holdings LLC, Loan,
6.55% - 7.30%, 2/01/13		12,784	11,505,902

			15,440,902

Pharmaceuticals – 0.4%
Axcan Pharma, Inc.,
5.50%, 2/03/17		8,279	8,255,969
inVentiv Health, Inc. (FKA Ventive Health, Inc), Replacement Term Loan B,
4.75%, 8/04/16		7,146	7,159,489

			15,415,458

Real Estate Investment Trusts (REITs) – 0.5%
iStar Financial, Inc., Tranche A-1 Loan,
5.00%, 6/28/13		19,500	19,308,042

Real Estate Management & Development – 0.2%
Realogy Corp.:
Extended Synthetic L/C Loan,
0.10%, 10/10/13		1,073	1,009,291
Extended Term Loan B,
4.56%, 10/10/13		8,092	7,611,627

			8,620,918

Software – 0.2%
First Data Corp.:
Initial Tranche B-1 Term Loan,
3.00%, 9/24/14		88	84,425
Initial Tranche B-2 Term Loan,
3.00%, 9/24/14		220	210,239
Initial Tranche B-3 Term Loan,
3.00%, 9/24/14		428	409,825
Term Loan,
0.00%, 9/24/16		7,308	6,978,697

			7,683,186

Specialty Retail – 0.0%
Claire’s Stores, Inc., Term Loan B,
3.05% - 5.50%, 5/29/14		1,104	1,051,941

Textiles, Apparel & Luxury Goods – 0.1%
EB Sports Corp., Loan,
11.50%, 5/01/12		3,596	3,595,794

Wireless Telecommunication Services – 0.6%
Vodafone Americas Finance 2, Inc., Initial Loan,
6.88%, 8/11/15		25,107	25,483,350

Total Floating Rate Loan Interests – 7.2%			289,454,337

Other Interests (m)	Beneficial Interest (000)
Diversified Financial Services – 0.0%
RathGibson Acquisition Co. LLC (n)		74	646,944

Household Durables – 0.1%
Stanley-Martin Communities, LLC, Class B (n)		5	2,689,863

Total Other Interests – 0.1%			3,336,807

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Preferred Securities	Par (000)		Value
Capital Trusts
Insurance – 0.3%
American General Institutional Capital A,
7.57%, 12/01/45 (c)	USD	7,325	$7,489,813
Genworth Financial, Inc.,
6.15%, 11/15/66 (a)		8,575	6,774,250

			14,264,063

Total Capital Trusts – 0.3%			14,264,063

Preferred Stocks	Shares
Auto Components – 0.6%
Dana Holding Corp.,
0.10% (b)(c)		164,098	24,819,822

Automobiles – 0.4%
General Motors Co.,
0.06% (b)		316,800	15,269,760

Diversified Financial Services – 1.7%
Citigroup, Inc.,
0.19% (b)		188,800	23,883,200
GMAC Capital Trust I,
0.05% (b)		1,682,640	42,907,320

			66,790,520

Household Durables – 0.1%
Beazer Homes USA, Inc.,
0.05% (b)		92,701	2,261,904

Media – 0.1%
CMP Susquehanna Radio Holdings Corp.,
0.00% (b)(c)		74,628	–
TRA Global, Inc.,
0.00% (a)		2,077,830	2,555,731

			2,555,731

Real Estate Investment Trusts (REITs) – 0.0%
MPG Office Trust, Inc.,
0.05%		99,324	1,713,339

Thrifts & Mortgage Finance – 0.0%
Fannie Mae,
0.00% (a)(b)		240,000	684,000
Freddie Mac,
0.05% (b)		651,217	1,107,069

			1,791,069

Total Preferred Stocks – 2.9%			115,202,145

Total Preferred Securities – 3.2%			129,466,208

Warrants
Diversified Financial Services – 0.0%
Bankruptcy Management Solutions, Inc. (b)		1,952	20

Health Care Providers & Services – 0.0%
HealthSouth Corp. (issued 7/28/06, Expires 1/16/11, strike price $0.01) (b)		52,113	–

Hotels, Restaurants & Leisure – 0.0%
Buffets Restaurants Holdings, Inc. (b)		1,672	17
Twin River (b)		500	4,000

			4,017

Machinery – 0.0%
Synventive Molding Solutions (issued 8/06/08, Expires 1/15/13, strike price $0.01) (b)		1	–

Media – 0.0%
Charter Communications, Inc., Class A (b)		74,775	878,606
CMP Susquehanna Radio Holdings Corp. (b)		85,280	1
HMH Holdings (b)		109,299	–

			878,607

Total Warrants – 0.0%			882,644

Total Long-Term Investments (Cost – $3,627,434,011) – 95.3%			3,838,361,046

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class,
0.14% (o)(p)		158,498,631	158,498,631

	Beneficial Interest (000)
Institutional Money Market Trust,
0.24% (o)(q)(r)	USD	233	233,200

Total Short-Term Securities (Cost – $158,731,831) – 3.9%			158,731,831

Options Purchased	Contracts

Over-the-Counter Call Options Purchased – 0.0%
Marsico Parent Superholdco LLC, Strike Price USD 942.86, Expires 12/14/19		107	1

Total Options Purchased (Cost – $104,182) – 0.0%			1

Total Investments (Cost – $3,786,270,024*) – 99.2%			3,997,092,878
Other Assets Less Liabilities – 0.8%			31,057,371

Net Assets – 100.0%			$4,028,150,249

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$3,788,481,807

Gross unrealized appreciation	$243,482,014
Gross unrealized depreciation	(34,870,943)

Net unrealized appreciation	$208,611,071

(a)	Variable rate security. Rate shown is as of report date.
(b)	Non-income producing security.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)	Security held in escrow for future payments.
(e)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.
(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(g)	Issuer filed for bankruptcy and/or is in default of interest payments.
(h)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(i)	Security, or a portion thereof, has been pledged as collateral for swap contracts.
(j)	Security, or a portion of security, is on loan.
(k)	Security is perpetual in nature and has no stated maturity date.
(l)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.
(m)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(n)	The investment is held by a wholly owned taxable subsidiary of the Fund.
(o)	Investments in companies considered to be an affiliate of the Fund during the

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	31

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2010	Net Activity	Shares/ Beneficial Interest Held at March 31, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	71,968,653	86,529,978	158,498,631	$934	$116,156
Institutional Money Market Trust	$233,200	–	$233,200	–	$229

(p)	Represents the current yield as of report date.
(q)	The rate shown is the effective yield as of report date.
(r)	Security was purchased with the cash collateral from loaned securities.

•	Foreign currency exchange contracts as of March 31, 2011 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP 996,000	USD	1,600,100	Citibank, N.A.	4/4/11	$(2,308)
USD 1,871,638	EUR	1,317,500	Deutsche Bank AG	4/14/11	4,967
USD 7,203,300	GBP	4,617,500	Citibank, N.A.	4/14/11	(202,973)
USD 1,323,444	GBP	826,000	Citibank, N.A.	4/14/11	(1,424)
USD 739,177	GBP	459,500	Citibank, N.A.	4/14/11	2,159
USD 2,117,320	GBP	1,314,500	Citibank, N.A.	4/14/11	8,918
USD 2,866,339	GBP	1,799,500	Deutsche Bank AG	4/14/11	(19,982)
USD 877,028	GBP	544,000	Deutsche Bank AG	4/14/11	4,475
USD 3,149,741	GBP	1,960,500	Deutsche Bank AG	4/14/11	5,183
USD 3,388,882	GBP	2,095,000	Deutsche Bank AG	4/14/11	28,592
USD 6,365,953	GBP	3,981,000	Royal Bank of Scotland Plc	4/14/11	(19,401)
USD 564,055	GBP	350,500	Royal Bank of Scotland Plc	4/14/11	1,868
USD 1,599,921	GBP	996,000	Royal Bank of Scotland Plc	4/14/11	2,379
USD 982,603	GBP	614,500	UBS AG	4/14/11	(3,028)
USD 1,003,733	GBP	626,500	UBS AG	4/14/11	(1,147)
USD 1,062,664	GBP	658,500	UBS AG	4/14/11	6,458
EUR 1,012,000	USD	1,418,482	Citibank, N.A.	4/27/11	15,005
USD 161,192,878	EUR	117,788,000	Citibank, N.A.	4/27/11	(5,652,502)
USD 22,338,432	EUR	15,890,000	Citibank, N.A.	4/27/11	(169,575)
USD 2,114,525	EUR	1,532,000	Citibank, N.A.	4/27/11	(55,536)
USD 6,341,957	EUR	4,696,000	Deutsche Bank AG	4/27/11	(309,874)
USD 14,380,393	EUR	10,500,500	Royal Bank of Scotland Plc	4/27/11	(493,448)

Total					$(6,851,194)

•	Financial futures contracts sold as of March 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Depreciation
2,065	E-Mini S&P	Chicago Mercantile	June 2011	$136,393,250	$(1,436,739)

•	Credit default swaps on single-name issues – buy protection outstanding as of March 31, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation
K. Hovnanian Enterprises, Inc.	5.00%	Goldman Sachs Bank USA	12/20/11	USD	3,100	$(253,903)
K. Hovnanian Enterprises, Inc.	5.00%	Goldman Sachs Bank USA	9/20/13	USD	3,250	(461,436)
Republic of Hungary	1.00%	Deutsche Bank AG	12/20/15	USD	3,390	(151,047)
Spain	1.00%	Deutsche Bank AG	3/20/16	USD	9,050	(139,409)
iStar Financial, Inc.	5.00%	Deutsche Bank AG	12/20/16	USD	2,500	(495,829)

Total						$(1,501,624)

•	Credit default swaps on single-name issues – sold protection outstanding as of March 31, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
iStar Financial, Inc.	5.00%	Deutsche Bank AG	9/20/11	B+	USD	2,500	$478,975
Texas Competitive LLC	5.00%	Goldman Sachs Bank USA	9/20/12	D	USD	4,500	(63,810)
Realogy Corp.	5.00%	JPMorgan Chase Bank, N.A.	9/20/15	CC	USD	850	134,507
MDC Holdings, Inc.	1.00%	Deutsche Bank AG	12/20/15	BBB-	USD	3,100	49,839

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
D.R. Horton, Inc.	1.00%	JPMorgan Chase Bank, N.A.	12/20/15	BB-	USD	3,350	$165,750
MDC Holdings, Inc.	1.00%	JPMorgan Chase Bank, N.A.	12/20/15	BBB-	USD	3,100	34,924
Realogy Corp.	5.00%	JPMorgan Chase Bank, N.A.	12/20/15	CC	USD	3,370	169,787
Realogy Corp.	5.00%	JPMorgan Chase Bank, N.A.	12/20/15	CC	USD	3,425	(19,033)
Chesapeake Energy Corp.	5.00%	Credit Suisse International	3/20/16	BB	USD	3,475	70,585
Level-3 Communications Corp.	5.00%	Deutsche Bank AG	3/20/16	CCC	USD	4,000	6,505
Aramark Corp.	5.00%	Goldman Sachs Bank USA	3/20/16	B	USD	6,500	(151,730)
Chesapeake Energy Corp.	5.00%	Goldman Sachs Bank USA	3/20/16	BB	USD	6,050	82,030
Level-3 Communications Corp.	5.00%	Goldman Sachs Bank USA	3/20/16	CCC	USD	2,500	67,260
Level-3 Communications Corp.	5.00%	Goldman Sachs Bank USA	3/20/16	CCC	USD	3,000	(2,622)
Chesapeake Energy Corp.	5.00%	JPMorgan Chase Bank, N.A.	3/20/16	BB	USD	3,475	70,585
Realogy Corp.	5.00%	JPMorgan Chase Bank, N.A.	3/20/16	CC	USD	1,775	(46,948)
General Motors Co.	5.00%	Deutsche Bank AG	3/20/21	BB-	USD	4,500	(183,063)

Total							$863,541

[1]	Using S&P’s rating.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement. See Note 2 of the Notes to Financial Statements.

•	Credit default swaps on traded indexes - sold protection outstanding as of March 31, 2011 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Average Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
CDX.NA.HY Series 10 10-15%	0.00%	Citibank, N.A.	6/20/11	B+	USD	6,993	$(531,029)
CDX.NA.HY Series 10 10-15%	5.00%	Goldman Sachs Bank USA	6/20/11	B+	USD	7,954	327,231
CDX.NA.HY Series 16 Version 1	5.00%	Credit Suisse International	6/20/16	B	USD	32,500	114,019
CDX.NA.HY Series 16 Version 1	5.00%	Deutsche Bank AG	6/20/16	B	USD	75,000	240,059

Total							$150,280

[1]	Using S&P’s rating of the underlying securities.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement. See Note 2 of the Notes to Financial Statements.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	33

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

The following tables summarize the inputs used as of March 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	–	$622,465	$622,465
Common Stocks	$179,747,205	$241	94,232,336	273,979,782
Corporate Bonds	–	3,121,009,786	19,609,017	3,140,618,803
Floating Rate Loan Interests	–	221,346,740	68,107,597	289,454,337
Other Interests	–	3,336,807	–	3,336,807
Preferred Securities	112,646,414	14,264,063	2,555,731	129,466,208
Warrants	878,606	–	4,038	882,644
Short-Term Securities	158,498,631	233,200	–	158,731,831

Total	$451,770,856	$3,360,190,837	$185,131,184	$3,997,092,877

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$2,012,056	–	$2,012,056
Equity contracts	–	1	–	1
Foreign currency exchange contracts	–	80,004	–	80,004
Liabilities:
Credit contracts	–	(2,499,859)	–	(2,499,859)
Equity contracts	$(1,436,739)	–	–	(1,436,739)
Foreign currency exchange contracts	(2,308)	(6,928,890)	–	(6,931,198)

Total	$(1,439,047)	$(7,336,688)	–	$(8,775,735)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Total
Assets:
Balance, as of September 30, 2010	–	$57,566,541	$24,445,865	$82,012,406
Accrued discounts/premiums	$251,112	–	19,439	270,551
Net realized gain (loss)	–	(926,712)	(1,698,333)	(2,625,045)
Net change in unrealized appreciation/depreciation[2]	(251,112)	29,441,486	3,901,108	33,091,482
Purchases	622,465	27,480,320	563,570	28,666,355
Sales	–	(19,319,642)	(15,051,300)	(34,370,942)
Transfers in3	–	–	7,435,068	7,435,068
Transfers out[3]	–	(9,657)	(6,400)	(16,057)

Balance, as of March 31, 2011	$622,465	$94,232,336	$19,609,017	$114,463,818

	Floating Rate Loan Interests	Other Interests	Preferred Stocks	Total
Assets:
Balance, as of September 30, 2010	$74,712,878	$2,483,186	$4,134,541	$81,330,605
Accrued discounts/premiums	1,343,400	–	–	1,343,400
Net realized gain (loss)	(50,696)	–	1,548,913	1,498,217
Net change in unrealized appreciation/depreciation[2]	2,170,873	1,638,592	(2,508,158)	1,301,307
Purchases	25,422,552	–	–	25,422,552
Sales	(21,615,964)	(4,121,778)	(619,565)	(26,357,307)
Transfers in3	20,467,290	–	–	20,467,290
Transfers out[3]	(34,342,736)	–	–	(34,342,736)

Balance, as of March 31, 2011	$68,107,597	–	$2,555,731	$70,663,328

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (concluded)	BlackRock High Yield Bond Portfolio

Warrants
Assets:
Balance, as of September 30, 2010	$18
Accrued discounts/premiums	–
Net realized gain (loss)	–
Net change in unrealized appreciation/depreciation[2]	(246,000)
Purchases	250,020
Sales	–
Transfers in3	–
Transfers out[3]	–

Balance, as of March 31, 2011	$4,038

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held at March 31, 2011 was $21,990,101.

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Equity Contracts
	Assets	Liabilities	Total
Balance, as of September 30, 2010	$1	–	$1
Accrued discounts/premiums	–	–	–
Net realized gain (loss)	–	–	–
Net change in unrealized appreciation/depreciation[4]	–	–	–
Purchases	–	–	–
Issuances[5]	–	–	–
Sales	–	–	–
Settlements[6]	–	–	–
Transfers in7	–	–	–
Transfers out[7]	(1)		(1)

Balance, as of March 31, 2011	–	–	–

[4]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on options still held at March 31, 2011 was zero.

[5]	Issuances represent upfront cash received on certain derivative financial instruments.
[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.
[7]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivatives is presented when the Fund had a significant amount of Level 3 investments and derivatives at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	35

Schedule of Investments March 31, 2011 (Unaudited)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
AEP Texas Central Transition Funding LLC,
Series 2006-A, Class A2, 4.98%, 7/01/13	USD	165	$172,551
Ally Auto Receivables Trust, Series 2010-5,
Class A2, 0.80%, 3/15/13		14,000	14,015,467
AmeriCredit Automobile Receivables Trust:
Series 2007-AX, Class A4, 0.28%,
10/06/13 (a)		4,477	4,458,543
Series 2008-2, Class A2, 4.24%,
8/06/12 (a)		11	10,646
Asset-Backed Securities Corp. Home Equity,
Series 2005-HE3, Class M2, 0.69%, 4/25/35 (a)		2,412	2,346,581
Bank of America Auto Trust, Series 2009-2A,
Class A3, 2.13%, 9/15/13 (b)		260	261,523
Bear Stearns Asset-Backed Securities Trust:
Series 2006-HE10, Class 21A1, 0.32%,
12/25/36 (a)		1,137	1,060,766
Series 2007-HE3, Class 1A1, 0.37%,
4/25/37 (a)		1,613	1,556,194
BNC Mortgage Loan Trust, Series 2006-2,
Class A3, 0.37%, 11/25/36 (a)		4,412	4,137,034
Capital One Auto Finance Trust:
Series 2006-C, Class A4, 0.29%,
5/15/13 (a)		5,871	5,851,007
Series 2007-A, Class A4, 0.28%,
11/15/13 (a)		817	813,709
Series 2007-B, Class A4, 0.29%,
4/15/14 (a)		4,790	4,775,728
Capital One Multi-Asset Execution Trust:
Series 2004-A8, Class A8, 0.39%,
8/15/14 (a)		11,480	11,480,114
Series 2006-C1, Class C, 0.55%,
3/17/14 (a)		5,880	5,874,702
CarMax Auto Owner Trust, Series 2008-2,
Class A3B, 1.66%, 10/15/12 (a)		1,285	1,288,159
Carrington Mortgage Loan Trust,
Series 2007-FRE1, Class A1, 0.37%, 2/25/37 (a)		68	63,991
CenterPoint Energy Transition Bond Co. LLC,
Series 2005-A, Class A2, 4.97%, 8/01/14		2,076	2,138,169
Chrysler Financial Auto Securitization Trust,
Series 2009-A, Class A3, 2.82%, 1/15/16		2,904	2,944,451
Citibank Omni Master Trust:
Series 2009-A8, Class A8, 2.36%,
5/16/16 (a)(b)		18,325	18,601,719
Series 2009-A12, Class A12, 3.35%,
8/15/16 (b)		3,655	3,751,145
Series 2009-A17, Class A17, 4.90%,
11/15/18 (b)		4,290	4,588,022
Conseco Financial Corp.:
Series 1993-4, Class A5, 7.05%,
1/15/19		421	430,184
Series 1995-5, Class M1, 7.65%,
9/15/26 (a)		201	204,477
Series 1996-8, Class A6, 7.60%,
10/15/27 (a)		869	919,091
Countrywide Asset-Backed Certificates:
Series 2005-17, Class 1AF2, 5.36%,
5/25/36 (a)		6,408	5,187,813
Series 2006-13, Class 1AF2, 5.88%,
1/25/37		1,912	1,753,928
Series 2007-1, Class 2A1, 0.30%,
7/25/37 (a)		4,756	4,630,693
Series 2007-3, Class 2A1, 0.35%,
9/25/29 (a)		3,849	3,699,008
Series 2007-4, Class A1A, 0.37%,
2/25/27 (a)		3,410	3,322,782
Series 2007-5, Class 2A1, 0.35%,
9/25/47 (a)		81	79,272
Series 2007-6, Class 2A1, 0.35%,
9/25/37 (a)		148	145,609
Series 2007-7, Class 2A2, 0.41%,
6/25/30 (a)		9,120	8,035,395
Series 2007-10, Class 2A1, 0.30%,
6/25/47 (a)		5,902	5,680,231
Series 2007-12, Class 2A1, 0.60%,
5/25/29 (a)		8,361	7,880,979
Daimler Chrysler Auto Trust, Series 2007-A,
Class A4, 5.28%, 3/08/13		7,715	7,872,579
Ford Credit Auto Lease Trust, Series 2010-B,
Class A4, 1.04%, 1/15/13 (b)		7,700	7,692,285
Ford Credit Auto Owner Trust:
Series 2006-C, Class A4B, 0.30%,
2/15/12 (a)		800	799,737
Series 2009-A, Class A3B, 2.76%,
5/15/13 (a)		9,811	9,900,630
Series 2009-D, Class A3, 2.17%,
10/15/13		9,741	9,843,183
Series 2009-D, Class A4, 2.98%,
8/15/14		5,380	5,551,574
Ford Credit Floorplan Master Owner Trust:
Series 2006-4, Class A, 0.51%,
6/15/11 (a)		12,630	12,612,632
Series 2010-1, Class A, 1.91%,
12/15/14 (a)(b)		4,410	4,493,899
Globaldrive BV, Series 2008-2,
Class A, 4.00%, 10/20/16	EUR	5,585	7,974,074
GSAA Trust, Series 2004-11,
Class 2A2, 0.57%, 12/25/34 (a)	USD	1,984	1,699,159
Heller Financial, Series 1998-1,
Class A, 0.87%, 7/15/24 (a)(b)		1,080	532,065
Home Equity Asset Trust:
Series 2007-1, Class 2A1, 0.31%,
5/25/37 (a)		1,528	1,491,178
Series 2007-2, Class 2A1, 0.36%,
7/25/37 (a)		605	590,089
IFC SBA Loan-Backed Adjustable Rate Certificate,
Series 1997-1, Class A, 1.25%, 1/15/24 (a)(b)		268	199,050
Indymac Residential Asset-Backed Trust,
Series 2007-A, Class 2A1, 0.38%, 4/25/47 (a)		23	22,581
MASTR Asset-Backed Securities Trust,
Series 2005-FRE1, Class A4, 0.50%, 10/25/35 (a)		272	263,474
MBNA Credit Card Master Note Trust,
Series 2004-A9, Class A9, 1.00%, 2/20/14 (a)	EUR	3,385	4,748,940
Morgan Stanley Resecuritization Trust:
Series 2010-F, Class A, 0.50%,
6/17/13 (a)(b)	USD	4,875	4,869,636
Series 2010-F, Class B, 0.50%,
6/17/13 (a)(b)		6,270	6,235,910
Nissan Auto Receivables Owner Trust,
Series 2009-A, Class A3, 3.20%, 2/15/13		4,858	4,911,611
NovaStar Home Equity Loan,
Series 2007-2, Class A2A, 0.34%, 9/25/37 (a)		689	677,468
PMC Capital LP,
Series 1998-1, Class A, 2.25%, 4/01/21 (a)(b)		817	571,564
Residential Asset Mortgage Products, Inc.:
Series 2007-RS2, Class A1, 0.37%,
5/25/37 (a)		1,457	1,419,896
Series 2007-RZ1, Class A1, 0.32%,
2/25/37 (a)		5	5,280

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Residential Asset Securities Corp.,
Series 2007-KS3, Class AI1, 0.36%, 4/25/37 (a)	USD	197	$193,323
Santander Consumer Acquired Receivables Trust:
Series 2011-S1A, Class B, 1.66%,
8/15/16 (b)		7,210	7,209,322
Series 2011-S1A, Class C, 2.01%,
8/15/16 (b)		6,575	6,574,767
Series 2011-WO, Class A3, 1.40%,
10/15/14 (b)		13,540	13,569,788
Santander Drive Auto Receivables Trust:
Series 2010-2, Class C, 3.89%,
7/17/17		8,695	8,931,349
Series 2010-A, Class A2, 1.37%,
8/15/13 (b)		9,422	9,450,433
Series 2010-B, Class A3, 1.31%,
2/17/14 (b)		8,410	8,438,428
SLC Student Loan Trust, Series 2006-A,
Class A4, 0.42%, 1/15/19 (a)		5,100	4,977,242
SLM Student Loan Trust:
Series 2003-B, Class A2, 0.71%,
3/15/22 (a)		6,847	6,526,211
Series 2004-10, Class A4A, 0.69%,
7/27/20 (a)(b)		4,934	4,935,769
Series 2004-B, Class A2, 0.51%,
6/15/21 (a)		4,138	3,961,051
Series 2005-8, Class A2, 0.39%,
7/25/22 (a)		5,760	5,747,351
Series 2006-5, Class A3, 0.33%,
10/25/19 (a)		167	166,988
Series 2008-5, Class A2, 1.40%,
10/25/16 (a)		14,306	14,473,232
Series 2008-5, Class A3, 1.60%,
1/25/18 (a)		16,250	16,698,729
Series 2009-B, Class A1, 6.26%,
7/15/42 (a)(b)		3,141	3,035,448
Series 2010-C, Class A1, 1.91%,
12/15/17 (a)(b)		5,751	5,793,835
Soundview Home Equity Loan Trust,
Series 2003-1, Class M1, 1.10%, 8/25/31 (a)		1,634	1,595,010
Structured Asset Receivables Trust Certificates,
Series 2003-2A, 1.99%, 1/21/11 (a)(b)(c)		–	224
Structured Asset Securities Corp.,
Series 2007-WF1, Class A2, 0.34%, 2/25/37 (a)		30	30,054
SWB Loan-Backed Certificates, Series 1998-1,
Class AV, 1.00%, 9/15/24 (a)(b)		1,613	1,423,136
Wells Fargo Home Equity Trust, Series 2007-2,
Class A1, 0.34%, 4/25/37 (a)		2,339	2,278,517

Total Asset-Backed Securities – 19.7%			353,148,384

Corporate Bonds
Aerospace & Defense – 0.6%
AWAS Aviation Capital Ltd., 7.00%,
10/15/16 (b)		3,202	3,202,000
BAE Systems Holdings, Inc., 6.40%,
12/15/11 (b)		7,960	8,276,211

			11,478,211

Airlines – 2.5%
American Airlines, Inc., 10.50%, 10/15/12		8,220	8,939,250
Continental Airlines Pass-Through Trust,
Series 2000-1, Class B, 8.39%, 11/01/20		1,488	1,502,666
Continental Airlines, Inc., 6.75%, 9/15/15 (b)		3,600	3,631,500
Delta Air Lines Pass-Through Trust:
Series 2010-1, Class B, 6.38%,
1/02/16		4,600	4,508,000
Series 2002-1, Class G-2, 6.42%,
7/02/12		5,730	5,887,575
UAL Pass-Through Trust:
Series 2009-1, 10.40%,
11/01/16		6,609	7,567,536
Series 2009-2A, 9.75%,
1/15/17		6,155	7,017,179
United Air Lines, Inc., 12.75%, 7/15/12		4,552	5,007,135

			44,060,841

Beverages – 1.3%
Anheuser-Busch InBev Worldwide, Inc.:
3.00%, 10/15/12		10,145	10,435,614
2.50%, 3/26/13		12,135	12,381,377

			22,816,991

Capital Markets – 3.1%
The Bank of New York Mellon Corp., 0.41%,
3/23/12 (a)		110	110,091
Credit Suisse New York:
5.00%, 5/15/13		15,000	16,013,925
5.50%, 5/01/14		150	164,416
3.50%, 3/23/15		7,222	7,375,106
Credit Suisse USA, Inc., 6.13%, 11/15/11		4,437	4,586,931
The Goldman Sachs Group, Inc.:
6.00%, 5/01/14		2,248	2,468,509
5.00%, 10/01/14		5,953	6,345,350
3.70%, 8/01/15		5,650	5,691,691
Morgan Stanley:
6.60%, 4/01/12		4,040	4,271,658
4.00%, 7/24/15		9,150	9,298,962

			56,326,639

Commercial Banks – 2.5%
Amsouth Bank, 5.20%, 4/01/15		1,575	1,559,250
CIT Group, Inc., 5.25%, 4/01/14 (b)		8,400	8,452,668
City National Corp., 5.13%, 2/15/13		3,345	3,512,404
Depfa ACS Bank, 5.50%, 6/28/11 (b)		5,100	5,130,656
North Fork Bancorp., Inc., 5.88%, 8/15/12		3,725	3,898,455
Regions Financial Corp.:
6.38%, 5/15/12		4,010	4,134,603
4.88%, 4/26/13		11,750	11,928,859
Wells Fargo & Co., 3.68%, 6/15/16		5,285	5,316,234

			43,933,129

Computers & Peripherals – 0.0%
Hewlett-Packard Co., 2.25%, 5/27/11		715	717,352

Consumer Finance – 1.1%
American Express Bank FSB, 5.50%, 4/16/13		7,668	8,224,229
American Express Credit Corp., 7.30%,
8/20/13		3,925	4,388,794
Capital One Financial Corp., 6.25%, 11/15/13		6,545	7,202,164

			19,815,187

Containers & Packaging – 0.4%
Rock-Tenn Co., 9.25%, 3/15/16		4,050	4,455,000
Temple-Inland, Inc.:
7.88%, 5/01/12		1,715	1,829,377
6.63%, 1/15/16		1,490	1,621,040

			7,905,417

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	37

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Financial Services – 6.2%
Ally Financial, Inc.:
4.50%, 2/11/14	USD	9,150	$9,150,000
8.30%, 2/12/15		2,275	2,493,969
Bank of America Corp.:
6.25%, 4/15/12		3,680	3,876,633
4.50%, 4/01/15		8,456	8,780,787
The Bear Stearns Cos. LLC, 6.95%, 8/10/12		5,770	6,212,005
BP Capital Markets Plc:
3.13%, 3/10/12		1,975	2,018,407
5.25%, 11/07/13		11,174	12,084,268
Citigroup, Inc., 0.91%, 8/10/11 (a)	GBP	8,005	12,787,565
FCE Bank Plc, 7.13%, 1/16/12	EUR	5,800	8,466,313
Ford Motor Credit Co. LLC, 9.88%, 8/10/11	USD	7,990	8,217,443
General Electric Capital Corp., 2.80%,
1/08/13 (d)		15,246	15,599,646
MBNA America European Structured Offerings No. 7, 5.45%,
4/19/11	EUR	5,080	7,208,356
Novus USA Trust, Series 2010-1, 1.56%,
11/18/11 (a)(b)	USD	5,000	4,976,965
Volkswagen International Finance NV, 1.63%,
8/12/13 (b)		8,270	8,302,352

			110,174,709

Diversified Telecommunication Services – 1.3%
Qwest Communications International, Inc., 8.00%,
10/01/15		4,206	4,642,373
Qwest Corp., 8.88%, 3/15/12		8,735	9,346,450
Telefonica Emisiones SAU, 5.98%, 6/20/11		75	75,817
TELUS Corp., 8.00%, 6/01/11		1,238	1,252,773
Windstream Corp., 8.13%, 8/01/13		7,620	8,362,950

			23,680,363

Electric Utilities – 1.4%
Constellation Energy Group, Inc., 4.55%,
6/15/15		3,984	4,140,802
Duke Energy Ohio, Inc., 5.70%, 9/15/12		3,175	3,378,727
Florida Power Corp., 6.65%, 7/15/11		9,965	10,132,402
Great Plains Energy, Inc., 2.75%, 8/15/13		3,670	3,715,717
MidAmerican Energy Co., 5.13%, 1/15/13		60	64,014
NextEra Energy Capital Holdings, Inc., 5.63%,
9/01/11		1,943	1,981,936
PSEG Power LLC, 7.75%, 4/15/11		2,215	2,218,794

			25,632,392

Electronic Equipment, Instruments & Components – 0.4%
Jabil Circuit, Inc., 7.75%, 7/15/16		6,270	7,116,450

Food & Staples Retailing – 0.4%
CVS Caremark Corp., 5.75%, 8/15/11		6,579	6,701,942

Food Products – 1.4%
Kraft Foods, Inc., 6.00%, 2/11/13		4,375	4,733,645
Nabisco, Inc., 7.55%, 6/15/15		5,675	6,568,767
Tyson Foods, Inc., 10.50%, 3/01/14		5,035	6,042,000
WM Wrigley Jr. Co., 2.45%, 6/28/12 (b)		7,550	7,575,640

			24,920,052

Health Care Equipment & Supplies – 1.1%
CareFusion Corp., 4.13%, 8/01/12		14,820	15,308,660
Covidien International Finance SA, 5.45%,
10/15/12		4,640	4,944,574

			20,253,234

Health Care Providers & Services – 0.3%
HCA, Inc., 9.13%, 11/15/14		4,542	4,763,423

Hotels, Restaurants & Leisure – 1.9%
Ameristar Casinos, Inc., 9.25%, 6/01/14		10,445	11,476,444
MGM Resorts International, 13.00%,
11/15/13 (e)		6,725	8,078,406
Sheraton Holding Corp., 7.38%, 11/15/15		574	642,880
Starwood Hotels & Resorts Worldwide, Inc., 7.88%,
10/15/14		7,321	8,367,903
Wyndham Worldwide Corp., 9.88%, 5/01/14		5,055	5,945,433

			34,511,066

Household Durables – 0.5%
Newell Rubbermaid, Inc., 5.50%, 4/15/13		7,786	8,354,152

Household Products – 0.6%
Masco Corp., 6.13%, 10/03/16		4,760	4,882,180
Owens Corning, 6.50%, 12/01/16		5,125	5,580,105

			10,462,285

Insurance – 3.4%
American International Group, Inc., 3.65%,
1/15/14		10,250	10,425,685
Lincoln National Corp., 4.30%, 6/15/15		7,760	8,051,186
MetLife, Inc., 6.75%, 6/01/16		7,020	8,114,727
Metropolitan Life Global Funding I:
2.21%, 6/10/11 (a)(b)(d)		7,175	7,199,517
2.88%, 9/17/12 (b)(d)		9,875	10,069,913
5.13%, 4/10/13 (b)(d)		3,761	4,013,577
5.13%, 6/10/14 (b)		642	695,794
New York Life Global Funding, 2.25%,
12/14/12 (b)		95	96,953
Prudential Financial, Inc.:
3.63%, 9/17/12		4,040	4,160,760
2.75%, 1/14/13		4,010	4,088,464
XL Capital Finance Europe Plc, 6.50%,
1/15/12		3,500	3,644,315

			60,560,891

Life Sciences Tools & Services – 1.1%
Agilent Technologies, Inc.:
4.45%, 9/14/12		9,764	10,124,311
5.50%, 9/14/15		1,350	1,468,253
Life Technologies Corp., 3.38%, 3/01/13		7,450	7,652,290

			19,244,854

Machinery – 0.3%
Ingersoll-Rand Global Holding Co. Ltd., 9.50%,
4/15/14		3,735	4,482,683

Media – 4.8%
CCH II LLC/CCH II Capital Corp., 13.50%,
11/30/16		8,443	10,110,493
Charter Communications Operating LLC/Charter Communications Operating Capital:
8.00%, 4/30/12 (b)		3,850	4,042,500
10.88%, 9/15/14 (b)		2,100	2,352,000
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		682	745,085
9.25%, 12/15/17		2,728	2,990,570
Comcast Cable Communications Holdings, Inc., 8.38%,
3/15/13		1,945	2,192,052
COX Communications, Inc., 5.45%, 12/15/14		5,664	6,251,260

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Media (concluded)
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
7.63%, 5/15/16	USD	7,500	$8,268,750
3.13%, 2/15/16		9,995	9,850,052
The Interpublic Group of Cos., Inc., 6.25%,
11/15/14		9,645	10,537,163
NBCUniversal Media LLC, 2.10%, 4/01/14 (b)		8,880	8,838,743
Rainbow National Services LLC, 8.75%,
9/01/12 (b)		2,555	2,564,581
Time Warner Cable, Inc.:
5.40%, 7/02/12		5,275	5,546,800
6.20%, 7/01/13		6,130	6,739,690
Virgin Media Secured Finance Plc, 7.00%,
1/15/18		3,053	5,295,584

			86,325,323

Metals & Mining – 1.7%
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 4/01/15		12,815	13,359,637
8.38%, 4/01/17		8,834	9,739,485
Steel Dynamics, Inc., 7.38%, 11/01/12		3,550	3,780,750
Teck Resources Ltd., 10.75%, 5/15/19		2,370	3,026,490

			29,906,362

Multiline Retail – 1.2%
Dollar General Corp.:
10.63%, 7/15/15		8,445	9,078,375
11.88%, 7/15/17 (f)		8,000	9,200,000
Macy’s Retail Holdings, Inc., 7.45%, 7/15/17		3,150	3,559,500

			21,837,875

Multi-Utilities – 0.2%
CenterPoint Energy, Inc., Series B, 6.85%,
6/01/15		3,260	3,667,888

Oil, Gas & Consumable Fuels – 1.9%
Anadarko Petroleum Corp., 5.95%, 9/15/16		3,915	4,257,112
Arch Coal, Inc., 7.25%, 10/01/20		2,120	2,273,700
Chesapeake Energy Corp., 7.63%, 7/15/13		4,855	5,437,600
Consolidated Natural Gas Co., 6.25%,
11/01/11		40	41,253
Enterprise Products Operating LLC:
4.60%, 8/01/12		5,786	6,021,126
6.13%, 2/01/13		4,295	4,602,724
6.38%, 2/01/13		2,350	2,540,705
Rockies Express Pipeline LLC, 6.25%,
7/15/13 (b)		4,715	5,036,077
Southeast Supply Header LLC, 4.85%,
8/15/14 (b)		3,955	4,132,611

			34,342,908

Paper & Forest Products – 1.0%
Celulosa Arauco y Constitucion SA:
5.13%, 7/09/13		3,170	3,330,614
5.63%, 4/20/15		2,855	3,053,868
Domtar Corp., 7.13%, 8/15/15		5,440	5,956,800
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)		4,865	5,485,288

			17,826,570

Real Estate Investment Trusts (REITs) – 1.1%
AvalonBay Communities, Inc., 6.13%,
11/01/12		1,320	1,420,921
HCP, Inc., 2.70%, 2/01/14		3,790	3,801,351
ProLogis:
5.75%, 4/01/16		2,210	2,373,761
6.25%, 3/15/17		2,190	2,372,902
The Rouse Co. LP, 7.20%, 9/15/12		4,930	5,151,850
The Rouse Co. LP/TRC Co-Issuer, Inc., 6.75%,
5/01/13 (b)		3,740	3,866,225

			18,987,010

Real Estate Management & Development – 0.2%
The Unique Pub Finance Co. Plc, 7.40%,
3/28/24	GBP	2,790	3,491,080

Road & Rail – 1.7%
Asciano Finance Ltd., 3.13%, 9/23/15 (b)	USD	9,000	8,669,637
Burlington Northern Santa Fe LLC:
6.75%, 7/15/11		2,425	2,469,327
7.00%, 2/01/14		1,560	1,775,204
CSX Corp.:
6.30%, 3/15/12		3,045	3,201,202
5.75%, 3/15/13		1,500	1,616,381
6.25%, 4/01/15		11,510	13,012,757

			30,744,508

Semiconductors & Semiconductor Equipment – 0.7%
Maxim Integrated Products, Inc., 3.45%,
6/14/13		5,670	5,867,254
National Semiconductor Corp., 6.15%,
6/15/12		6,870	7,217,320

			13,084,574

Specialty Retail – 0.3%
Best Buy Co., Inc., 3.75%, 3/15/16		3,670	3,622,635
Macy’s Retail Holdings, Inc., 5.75%, 7/15/14		1,497	1,601,790

			5,224,425

Tobacco – 0.2%
Altria Group, Inc., 7.75%, 2/06/14		3,704	4,252,433

Wireless Telecommunication Services – 3.1%
America Movil SAB de CV, 5.50%, 3/01/14		4,841	5,280,868
Cellco Partnership/Verizon Wireless Capital LLC:
3.75%, 5/20/11 (d)		18,025	18,101,102
5.25%, 2/01/12		10,335	10,712,858
Crown Castle Towers LLC, 4.52%, 1/15/15 (b)		5,950	6,162,736
Nextel Communications, Inc., Series E, 6.88%,
10/31/13		3,040	3,062,800
Rogers Communications, Inc., 6.38%, 3/01/14		4,000	4,486,556
SBA Tower Trust, 4.25%, 4/15/15 (b)		2,425	2,526,895
Vodafone Group Plc, 0.59%, 2/27/12 (a)(e)		4,630	4,635,815

			54,969,630

Total Corporate Bonds – 49.9%			892,572,849

Foreign Agency Obligations
Australia & New Zealand Banking Group Ltd., 0.59%,
6/18/12 (a)(b)(d)		6,535	6,542,659
CDP Financial, Inc., 3.00%, 11/25/14 (b)(d)		3,305	3,368,896
Commonwealth Bank of Australia:
2.50%, 12/10/12 (b)(d)		9,545	9,793,170
3.49%, 8/13/14 (b)(d)		8,230	8,508,969
Dexia Credit Local SA, 2.38%, 9/23/11 (b)		7,690	7,744,876
Eksportfinans ASA:
5.00%, 2/14/12		4,725	4,907,730
1.88%, 4/02/13		3,000	3,042,408

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	39

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Foreign Agency Obligations	Par (000)		Value
FIH Erhvervsbank A/S:
2.45%, 8/17/12 (b)	USD	1,965	$2,000,737
1.75%, 12/06/12 (b)		7,970	8,073,323
Landwirtschaftliche Rentenbank, 4.13%,
7/15/13		5,465	5,830,046
Macquarie Bank Ltd., 4.10%,
12/17/13 (b)(d)(e)		14,290	15,243,786
Petrobras International Finance Co.:
7.75%, 9/15/14		4,000	4,627,068
3.88%, 1/27/16		871	876,823

Total Foreign Agency Obligations – 4.5%			80,560,491

Foreign Government Obligations
Canada – 0.3%
Province of Ontario Canada, 0.76%,
5/22/12 (a)		6,150	6,178,456

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations – 17.2%
Arkle Master Issuer Plc:
Series 2006-1A, Class 4A1, 0.40%,
2/17/52 (a)(b)		4,238	4,232,491
Series 2006-1X, Class 4A1, 0.40%,
2/17/52 (a)		1,783	1,780,393
Series 2006-1X, Class 5A2, 0.90%,
2/17/52 (a)	GBP	5,300	8,403,290
Series 2010-1A, Class 2A, 1.46%,
2/17/15 (a)(b)	USD	9,230	9,210,414
Arran Residential Mortgages Funding Plc:
Series 2006-2A, Class A2B, 0.36%,
9/20/56 (a)(b)		11,943	11,893,755
Series 2007-3A, Class A2B, 0.37%,
9/16/56 (a)(b)		3,667	3,615,884
Series 2007-3X, Class A2A, 0.87%,
9/16/56 (a)	GBP	3,646	5,759,355
Series 2007-3X, Class A2C, 1.24%,
9/16/56 (a)	EUR	3,805	5,318,633
Series 2010-1A, Class A1C, 1.51%,
5/16/47 (a)(b)	USD	8,952	8,957,099
Banc of America Funding Corp.,
Series 2006-7, Class 1A1, 0.70%, 9/25/36 (a)		5,560	4,151,850
Banc of America Mortgage Securities, Inc.,
Series 2003-J, Class 2A1, 3.22%, 11/25/33 (a)		1,321	1,288,349
BCAP LLC Trust,
Series 2010-RR6, Class 9A6, 0.60%, 7/26/37 (a)(b)		4,050	3,624,750
Bear Stearns Adjustable Rate Mortgage Trust:
Series 2004-5, Class 2A, 3.24%,
7/25/34 (a)		59	54,743
Series 2004-7, Class 4A, 3.04%,
10/25/34 (a)		1,908	1,738,389
Bear Stearns Alt-A Trust,
Series 2004-12, Class 1A1, 0.60%, 1/25/35 (a)		1,985	1,671,861
Citicorp Mortgage Securities, Inc.,
Series 2006-2, Class 1A7, 5.75%, 4/25/36		8,094	8,112,797
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2004-29, Class 1A1, 0.79%,
2/25/35 (a)		1,188	1,006,803
Series 2005-17, Class 1A6, 5.50%,
9/25/35		7,561	7,427,468
First Horizon Asset Securities, Inc.,
Series 2004-AR7, Class 1A1, 2.75%, 2/25/35 (a)		562	508,274
Fosse Master Issuer Plc, Series 2006-1A,
Class A2, 0.36%, 10/18/54 (a)(b)		367	366,682
Gracechurch Mortgage Financing Plc:
Series 2006-1, Class A5, 1.18%,
11/20/56 (a)	EUR	4,854	6,844,317
Series 2007-1A, Class 3A1, 0.39%,
11/20/56 (a)(b)	USD	7,592	7,497,324
GS Mortgage Securities Corp. II,
Series 2000-1A, Class A, 0.95%, 3/20/23 (a)(b)		294	246,549
Harborview Mortgage Loan Trust, Series 2006-9,
Class 2A1A, 0.46%, 11/19/36 (a)		221	146,125
Holmes Master Issuer Plc:
Series 2007-1, Class 3A3, 0.87%,
7/15/40 (a)	GBP	12,510	20,062,594
Series 2007-2A, Class 3A1, 0.38%,
7/15/21 (a)	USD	4,845	4,830,751
Series 2007-2X, Class 3A2, 1.10%,
7/15/21 (a)	EUR	6,505	9,189,481
Series 2007-2X, Class 3A3, 0.86%,
7/15/21 (a)	GBP	11,120	17,782,683
JPMorgan Mortgage Trust, Series 2004-A1,
Class 2A1, 2.66%, 2/25/34 (a)	USD	118	119,527
MASTR Alternative Loans Trust, Series 2005-2,
Class 2A1, 6.00%, 1/25/35		3,779	3,687,272
Morgan Stanley Reremic Trust, Series 2010-R5,
Class 5A, 0.49%, 1/26/37 (a)(b)		3,811	3,670,955
MortgageIT Trust,
Series 2004-1, Class A1, 0.64%, 11/25/34 (a)		4,679	4,171,689
Opteum Mortgage Acceptance Corp.,
Series 2005-4, Class 1A1B, 0.53%, 11/25/35 (a)		4,095	3,659,132
Permanent Master Issuer Plc:
Series 2006-1, Class 6A1, 0.89%,
4/15/20 (a)	GBP	14,663	22,963,386
Series 2008-2, Class 1A, 1.62%,
4/15/14 (a)		14,290	22,829,928
Residential Asset Securitization Trust,
Series 2005-A5, Class A12, 0.55%, 5/25/35 (a)	USD	2,651	2,324,965
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-13, Class A2, 0.55%, 9/25/34 (a)		2,344	1,900,954
Suntrust Adjustable Rate Mortgage Loan Trust,
Series 2007-2, Class 3A3, 5.58%, 4/25/37 (a)		131	108,525
Superannuation Members Home Loans Global Fund,
Series 2007-1, Class A2, 1.25%, 6/12/40 (a)	EUR	6,332	8,725,717
Thornburg Mortgage Securities Trust:
Series 2006-4, Class A1, 0.38%,
7/25/36 (a)	USD	3,706	3,687,681
Series 2006-4, Class A2B, 0.37%,
7/25/36 (a)		12,092	12,012,995
Series 2006-5, Class A1, 0.37%,
8/25/11 (a)		18,761	18,585,244
Series 2006-6, Class A1, 0.36%,
11/25/11 (a)		19,215	18,963,356
Series 2007-1, Class A2B, 0.35%,
3/25/37 (a)		14,125	13,691,344

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Series 2007-1, Class A3A, 0.35%,
3/25/37 (a)	USD	6,150	$6,028,140
Series 2007-2, Class A2A, 0.38%,
6/25/37 (a)		1,939	1,891,499
Wells Fargo Mortgage Backed Securities Trust,
Series 2007-8, Class 2A7, 6.00%, 7/25/37		2,926	2,901,577

			307,646,990

Commercial Mortgage-Backed Securities – 9.5%
Banc of America Commercial Mortgage, Inc.:
Series 2001-PB1, Class A2, 5.79%,
8/11/11		109	108,931
Series 2003-1, Class A1, 3.88%,
9/11/36		26	26,024
Bear Stearns Commercial Mortgage Securities:
Series 2001-TOP2, Class A2, 6.48%,
2/15/35		92	92,255
Series 2002-TOP6, Class A2, 6.46%,
10/15/36		212	219,164
Series 2007-PW15, Class AAB, 5.32%,
2/11/44		14,150	14,752,837
Commercial Mortgage Pass-Through Certificates:
Series 2001-J2A, Class A2, 6.10%,
7/16/11 (b)		6,627	6,621,023
Series 2003-LB1A, Class A1, 3.25%,
6/10/38		2,678	2,714,595
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2001-CK6, Class A3, 6.39%, 8/15/36		6,292	6,374,032
DBUBS Mortgage Trust, Series 2011-LC1A,
Class A1, 3.74%, 11/10/46 (b)		8,421	8,531,746
Extended Stay America Trust, Series 2010-ESHA,
Class A, 2.95%, 11/05/27 (b)		16,483	16,213,042
GE Capital Commercial Mortgage Corp.:
Series 2001-1, Class A2, 6.53%,
5/15/33		546	545,061
Series 2001-3, Class A2, 6.07%,
11/10/11		9,106	9,258,568
Series 2002-2A, Class A3, 5.35%,
8/11/36		410	425,833
Series 2002-3A, Class A2, 5.00%,
12/10/37		2,475	2,576,005
GS Mortgage Securities Corp. II:
Series 2001-GL3A, Class A2, 6.45%,
8/05/18 (a)(b)		8,571	8,750,984
Series 2006-GG6, Class A2, 5.51%,
4/10/38 (a)		4,011	4,037,888
Series 2006-GG8, Class A2, 5.48%,
10/10/13		3,963	4,004,956
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-CIB3, Class A3, 6.47%,
12/15/11		249	252,651
Series 2005-LDP5, Class A4, 5.20%,
12/15/44 (a)		19,525	20,923,503
Series 2007-LD11, Class A2, 5.80%,
7/15/12 (a)		7,000	7,222,225
Series 2007-LD11, Class ASB, 5.82%,
10/15/16 (a)		5,344	5,654,779
LB-UBS Commercial Mortgage Trust:
Series 2001-C3, Class A2, 6.37%,
12/15/28		95	95,503
Series 2006-C6, Class A1, 5.23%,
9/15/39		143	143,514
Series 2007-C6, Class A4, 5.86%,
7/15/40 (a)		9,285	9,882,514
Merrill Lynch Mortgage Trust, Series 2003-KEY1,
Class A4, 5.24%, 11/12/35 (a)		9,190	9,772,940
Morgan Stanley Capital I, Series 2007-HQ13,
Class A1, 5.36%, 12/15/44		123	126,955
PNC Mortgage Acceptance Corp.,
Series 2001-C1, Class A2, 6.36%, 3/12/11 (g)		210	209,950
TIAA Seasoned Commercial Mortgage Trust,
Series 2007-C4, Class A1, 5.58%, 8/15/39 (a)		3,439	3,475,326
Titan Europe Plc/Ireland, Series 2006-4FSX,
Class A1, 4.82%, 9/03/14 (a)	GBP	5,875	9,237,701
Wachovia Bank Commercial Mortgage Trust:
Series 2002-C1, Class A4, 6.29%,
4/15/34	USD	14,500	14,946,897
Series 2003-C3, Class A1, 4.04%,
2/15/35		1,706	1,711,903

			168,909,305

Interest Only Commercial Mortgage-Backed Securities – 0.0%
WaMu Commercial Mortgage Securities Trust,
Series 2005-C1A, Class X, 1.49%, 5/25/36 (a)(b)		18,282	347,076

Total Non-Agency Mortgage-Backed Securities – 26.7%			476,903,371

Project Loans – 0.0%
Federal Housing Authority, Merrill Lynch Project, Pool 42, 7.43%,
9/25/22		4	4,075

Taxable Municipal Bonds
New York City Industrial Development Agency RB, 8.00%,
8/01/12		8,600	8,886,122
State of California GO:
5.10%, 8/01/14		3,000	3,073,500
3.95%, 11/01/15		1,765	1,763,200
State of California Various Purposes GO, 5.65%,
4/01/39 (a)		8,100	8,494,389
State of Illinois GO:
2.77%, 1/01/12		10,485	10,538,054
4.07%, 1/01/14		2,390	2,403,551

Total Taxable Municipal Bonds – 2.0%			35,158,816

U.S. Government Sponsored Agency Securities
Agency Obligations – 1.4%
Fannie Mae, 5.25%, 8/01/12 (d)(h)		15,855	16,770,341
Federal Home Loan Bank:
5.38%, 6/13/14 (d)		3,500	3,909,371
5.25%, 9/12/14 (d)		3,500	3,905,657

			24,585,369

Collateralized Mortgage Obligations – 1.4%
Fannie Mae:
Series 1997-20, Class FB, 0.82%,
3/25/27 (a)		946	914,497
Series 2002-T6, Class A1, 3.31%,
2/25/32		850	849,467
Series 2003-52, Class LC, 4.50%,
10/25/16		1,854	1,880,807
Series 2006-M2, Class A1A, 4.86%,
8/25/16 (a)		3,547	3,737,059
See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	41

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
Freddie Mac:
Series 1165, Class LD, 7.00%, 11/15/21	USD	635	$701,816
Series 2577, Class UC, 5.00%, 2/15/18		890	953,617
Series 2724, Class PD, 5.00%, 4/15/21		7,176	7,385,321
Series 2901, Class KA, 5.00%, 9/15/32		2,313	2,420,989
Series 3178, Class PA, 5.50%, 10/15/27		18	18,256
Series 3215, Class EP, 5.38%, 9/15/11		47	47,300
Ginnie Mae, Series 2006-6, Class C, 5.07%,
2/16/44 (a)		6,195	6,588,803

			25,497,932

Commercial Mortgage-Backed Securities – 0.0%
Freddie Mac Multi-Family Structured Pass-Through Certificates:
Series K003, Class A1, 2.23%, 7/25/13		179	181,321
Series K003, Class A2, 3.61%, 6/25/14		210	217,756

			399,077

Federal Deposit Insurance Corporation Guaranteed – 1.1%
Citigroup Funding, Inc.:
1.38%, 5/05/11 (d)		8,805	8,813,946
2.25%, 12/10/12 (d)		4,635	4,751,918
JPMorgan Chase & Co., 2.20%, 6/15/12 (d)		5,595	5,720,412

			19,286,276

Mortgage-Backed Securities – 24.4%
Fannie Mae Mortgage-Backed Securities:
4.54%, 4/01/14 (d)		5,457	5,767,779
7.00%, 3/01/15-11/01/17		1,015	1,116,213
7.50%, 4/01/15-8/01/16		638	702,950
6.00%, 2/01/17		48	52,512
5.00%, 12/01/17-3/01/26 (d)		18,551	19,850,317
4.00%, 9/01/18-4/01/41 (d)(i)		123,678	123,825,968
5.50%, 12/01/18-4/01/41 (d)(i)		50,945	54,544,508
6.50%, 4/01/21 (d)		1,796	1,965,878
2.33%, 12/01/21 (a)		68	71,158
3.50%, 4/01/26 (i)		44,000	44,137,500
7.06%, 12/01/31 (a)		101	100,871
1.63%, 7/01/33 (a)		107	108,963
2.64%, 7/01/34 (a)		94	99,248
2.58%, 8/01/35 (a)		3,706	3,851,784
2.94%, 8/01/35 (a)		205	215,518
4.50%, 4/01/41 (i)		169,400	171,782,188
Freddie Mac Mortgage-Backed Securities:
7.00%, 11/01/15-12/01/16		362	394,543
2.24%, 1/01/16 (a)		27	27,484
6.50%, 6/01/16-1/01/19 (d)		1,726	1,876,663
5.50%, 10/01/17		28	30,722
2.01%, 3/01/20 (a)		96	96,604
2.89%, 8/01/32 (a)		250	262,032
3.08%, 6/01/33 (a)		49	50,985
2.75%, 7/01/34 (a)		310	312,853
5.82%, 5/01/37 (a)		4,246	4,477,613

			435,722,854

Total U.S. Government Sponsored Agency Securities – 28.3%			505,491,508

U.S. Treasury Obligations
U.S. Treasury Notes:
0.75%, 3/31/13 (d)		17,365	17,351,455
1.25%, 3/15/14 (d)		11,140	11,136,547
2.13%, 2/29/16		22,855	22,783,578

Total U.S. Treasury Obligations – 2.9%			51,271,580

Total Long-Term Investments (Cost – $2,378,246,654) – 134.3%			2,401,289,530

Options Purchased	Contracts
Exchange-Traded Put Options Purchased – 0.0%
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 98.25, Expires 9/16/11		410	297,250

	Notional Amount (000)
Over-the-Counter Call Swaptions Purchased – 0.1%
Receive a fixed rate of 2.550% and pay floating rate based on 3-Month LIBOR, Expires 9/26/11, Broker Deutsche Bank AG	USD	230,700	1,961,413

Total Options Purchased (Cost – $2,349,052) – 0.1%			2,258,663

Total Investments Before TBA Sale Commitments and Options Written (Cost – $2,380,595,706*) – 134.4%			2,403,548,193

TBA Sale Commitments (i)	Par (000)
Fannie Mae Mortgage-Backed Securities:
4.00%, 4/01/41		89,500	(88,045,625)
4.50%, 4/01/41		5,600	(5,678,750)

Total TBA Sale Commitments
(Proceeds – $92,937,359) – (5.2)%			(93,724,375)

Options Written	Contracts
Exchange-Traded Put Options Written – (0.0)%
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 97.75, Expires 9/16/11		410	(148,625)

	Notional Amount (000)
Over-the-Counter Call Swaptions Written – (0.0)%
Pay a fixed rate of 2.050% and receive a floating rate based on 3-month LIBOR, Expires 9/26/11, Broker Deutsche Bank AG	USD	230,700	(505,191)
Over-the-Counter Put Swaptions Written – (0.1)%
Receive a fixed rate of 3.300% and pay floating rate based on 3-month LIBOR, Expires 9/26/11, Broker Deutsche Bank AG		208,000	(1,495,622)

Total Options Written
(Premiums Received – $2,239,111) – (0.1)%			(2,149,438)

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Value
Total Investments Net of TBA Sale Commitments and Options Written – 129.1%	$2,307,674,380
Liabilities in Excess of Other Assets – (29.1)%	(519,841,786)

Net Assets – 100.0%	$1,787,832,594

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,380,625,036

Gross unrealized appreciation	$31,333,844
Gross unrealized depreciation	(8,410,687)

Net unrealized appreciation	$22,923,157

(a)	Variable rate security. Rate shown is as of report date.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Par is less than $500.
(d)	All or a portion of security pledged as collateral for reverse repurchase agreements.
(e)	Security, or a portion thereof, has been pledged as collateral for swap contracts.
(f)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.
(g)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2010	Shares Purchased	Shares Sold	Shares Held at March 31, 2011	Value at March 31, 2011	Realized Gain (Loss)	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	3,573,533	–	3,573,533	–	–	$128	$13,116
PNC Mortgage Acceptance Corp. Series 2001-C1, Class A2	2,486,879	–	2,276,823	210,056	$209,950	$(30,657)	$26,641

(h)	All or a portion of security pledged as collateral in connection with open financial futures contracts.
(i)	Represents or includes a TBA transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Citibank, N.A.	$8,425,844	$32,094
Credit Suisse International	$(88,045,625)	$(825,078)
Deutsche Bank AG	$16,425,062	$60,156
Goldman Sachs Bank USA	$22,509,063	$68,797
JPMorgan Chase Bank, N.A.	$8,319,187	$32,906
Morgan Stanley Capital Services, Inc.	$113,061,094	$413,953
Royal Bank of Scotland Plc	$171,782,188	$(1,244,031)

•	Reverse repurchase agreements outstanding as of March 31, 2011 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
UBS AG	0.38%	10/05/10	Open	$3,363,307	$3,357,000
UBS AG	0.38%	10/28/10	Open	$9,884,270	9,868,125
Credit Suisse International	0.28%	11/01/10	Open	$14,496,730	14,479,724
Credit Suisse International	0.28%	11/01/10	Open	$4,002,307	3,997,612
Credit Suisse International	0.28%	11/01/10	Open	$3,964,069	3,959,419
Barclays Bank Plc	0.21%	12/13/10	Open	$4,588,194	4,582,856
Barclays Bank Plc	0.21%	12/13/10	Open	$8,598,795	8,595,881
Barclays Bank Plc	0.21%	12/13/10	Open	$5,621,447	5,615,981
Barclays Bank Plc	0.31%	12/13/10	Open	$8,416,052	8,394,600
Barclays Bank Plc	0.31%	12/13/10	Open	$13,293,982	13,288,711
Deutsche Bank AG	0.40%	1/12/11	Open	$17,409,393	17,394,125
BNP Paribas	0.25%	3/10/11	04/14/11	$30,695,459	30,688,000
Deutsche Bank AG	0.24%	3/24/11	04/13/11	$35,904,787	35,900,000
Deutsche Bank AG	0.40%	3/25/11	Open	$9,474,149	9,473,412
Deutsche Bank AG	0.40%	3/25/11	Open	$6,924,414	6,923,875
Deutsche Bank AG	0.40%	3/25/11	Open	$3,939,953	3,939,647
Deutsche Bank AG	0.40%	3/25/11	Open	$6,290,427	6,289,938
Deutsche Bank AG	0.40%	3/25/11	Open	$9,678,253	9,677,500
BNP Paribas	0.23%	3/30/11	04/13/11	$7,410,663	7,410,000
Bank of America, N.A.	(0.12)%	3/31/11	04/01/11	$11,139,968	11,140,000
Deutsche Bank AG	0.00%	3/31/11	4/01/11	$22,855,000	22,855,000
Bank of America, N.A.	0.17%	3/31/11	4/01/11	$17,343,346	17,343,294

Total					$255,174,700

•	Foreign currency exchange contracts as of March 31, 2011 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 51,932,400	GBP	33,290,000	Citibank, N.A.	4/14/11	$(1,463,342)
USD 8,213,007	GBP	5,126,500	UBS AG	4/14/11	(9,681)
USD 2,512,657	GBP	1,561,000	Deutsche Bank AG	4/14/11	8,880
USD 5,442,696	GBP	3,387,500	Deutsche Bank AG	4/14/11	9,291
USD 4,787,810	GBP	2,959,000	UBS AG	4/14/11	41,700
USD 11,776,861	GBP	7,257,500	Citibank, N.A.	4/14/11	136,140
USD 8,547,671	GBP	5,235,500	UBS AG	4/14/11	150,152
USD 32,955,042	GBP	20,362,000	Citibank, N.A.	4/14/11	295,261
USD 52,773,466	EUR	38,563,000	Citibank, N.A.	4/27/11	(1,850,591)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	43

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 4,176,711	EUR	2,982,500	Citibank, N.A.	4/27/11	$(47,967)

Total					$(2,730,157)

•	Financial futures contracts purchased as of March 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
8	Euro Dollar Futures U.S. Treasury	Chicago Mercantile	June 2011	$1,992,800	$422
1,783	Notes (2 Year)	Chicago Board Options	June 2011	$388,916,875	(19,553)
20	Euro Dollar Futures	Chicago Mercantile	June 2012	$4,939,750	(7,345)
16	Euro Dollar Futures	Chicago Mercantile	September 2012	$3,936,400	(9,881)
379	Euro Dollar Futures	Chicago Mercantile	December 2012	$92,902,375	(593,309)
8	Euro Dollar Futures	Chicago Mercantile	March 2013	$1,955,100	(7,578)
27	Euro Dollar Futures	Chicago Mercantile	June 2013	$6,580,238	(18,676)
19	Euro Dollar Futures	Chicago Mercantile	September 2013	$4,618,662	(10,235)
19	Euro Dollar Futures	Chicago Mercantile	December 2013	$4,607,263	(9,998)
12	Euro Dollar Futures	Chicago Mercantile	March 2014	$2,903,400	(11,067)

Total					$(687,220)

•	Financial futures contracts sold as of March 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
2,820	U.S. Treasury Notes (5 Year)	Chicago Board Options	June 2011	$329,345,158	$(2,548,392)
518	U.S. Treasury Notes (10 Year)	Chicago Board Options	June 2011	$61,658,188	(35,438)
1	Euro Dollar Futures	Chicago Mercantile	March 2012	$247,862	391

Total					$(2,583,439)

•	Interest rate swaps outstanding as of March 31, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.63%(a)	3-month LIBOR	Deutsche Bank AG	11/26/12	USD	96,200	$13,087
0.78%(a)	3-month LIBOR	Deutsche Bank AG	12/01/12	USD	27,500	(74,396)
1.80%(b)	3-month LIBOR	Royal Bank of Scotland Plc	3/04/16	USD	54,000	(1,268,453)
3.38%(b)	3-month LIBOR	Credit Suisse International	1/06/21	USD	1,100	(4,915)

Total						$(1,334,677)

(a)	Fund pays fixed interest rate and receives floating rate.
(b)	Fund pays floating interest rate and receives fixed rate.

•	Credit default swaps on single-name issues – buy protection outstanding as of March 31, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation
Apache Corp.	1.00%	BNP Paribas	3/20/16	USD	3,500	$(8,019)
Safeway, Inc.	1.00%	Citibank, N.A.	3/20/16	USD	9,025	(133,327)
Whirlpool Corp.	1.00%	Citibank, N.A.	3/20/16	USD	5,500	(1,458)

Total						$(142,804)

•	Credit default swaps on single-name issues – sold protection outstanding as of March 31, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Depreciation
Macy’s, Inc.	1.00%	Citibank, N.A.	3/20/16	BB+	USD	9,025	$(1,816)

[1]	Using S&P’s rating.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement. See Note 2 of the Notes to Financial Statements.

•	Credit default swaps on traded indexes - sold protection outstanding as of March 31, 2011 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Average Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
MCDX.NA Series 14	0.00%	Goldman Sachs Bank USA	6/20/20	AA	USD	8,000	$580,416

[1]	Using S&P’s rating of the underlying securities.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement. See Note 2 of the Notes to Financial Statements.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$324,491,604	$28,656,780	$353,148,384
Corporate Bonds	–	892,572,849	–	892,572,849
Foreign Agency Obligations	–	80,560,491	–	80,560,491
Foreign Government Obligations	–	6,178,456	–	6,178,456
Non-Agency Mortgage-Backed Securities	–	462,110,342	14,793,029	476,903,371
Project Loans	–	–	4,075	4,075
Taxable Municipal Bonds	–	35,158,816	–	35,158,816
U.S. Government Sponsored Agency Securities	–	495,867,133	9,624,375	505,491,508
U.S. Treasury Obligations	–	51,271,580	–	51,271,580
Liabilities:
Investments: TBA Sale Commitments	–	(93,724,375)	–	(93,724,375)

Total	–	$2,254,486,896	$53,078,259	$2,307,565,155

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$580,416	–	$580,416
Foreign currency exchange contracts	–	641,424	–	641,424
Interest rate contracts	$298,063	1,974,500	–	2,272,563
Liabilities:
Credit contracts	–	(144,620)		(144,620)
Foreign currency exchange contracts		(3,371,581)	–	(3,371,581)
Interest rate contracts	(3,420,097)	(3,348,577)	–	(6,768,674)

Total	$(3,122,034)	$(3,668,438)	–	$(6,790,472)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Non-Agency Mortgage-Backed Securities	Project Loans	Total
Assets:
Balance, as of September 30, 2010	$1,382,348	$31,831,052	$4,174	$33,217,574
Accrued discounts/premiums	823	12,398	(14)	13,207
Net realized gain (loss)	–	–	–	–
Net change in unrealized appreciation/depreciation[2]	(49,185)	(1,852,799)	(85)	(1,902,069)
Purchases	27,322,794	3,604,500	–	30,927,294
Sales	–	–	–	–
Transfers in3	–	–	–	–
Transfers out[3]	–	(18,802,122)	–	(18,802,122)

Balance, as of March 31, 2011	$28,656,780	$14,793,029	$4,075	$43,453,884

See Notes to Financial Statements.

45	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (concluded)	BlackRock Low Duration Bond Portfolio

U.S. Government Sponsored Agency Securities
Assets:
Balance, as of September 30, 2010	–
Accrued discounts/premiums	$(2,794)
Net realized gain (loss)	–
Net change in unrealized appreciation/depreciation[2]	18,263
Purchases	9,608,906
Sales	–
Transfers in3	–
Transfers out[3]	–

Balance, as of March 31, 2011	$9,624,375

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held at March 31, 2011 was $(1,883,806).

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts
	Assets	Liabilities	Total
Balance, as of September 30, 2010	–	$(206,987)	$(206,987)
Accrued discounts/premiums	–	–	–
Net realized gain (loss)	–	–	–
Net change in unrealized appreciation/depreciation[4]	–	–	–
Purchases	–	–	–
Issuances[5]	–	–	–
Sales	–	–	–
Settlements[6]	–	–	–
Transfers in7	–	–	–
Transfers out[7]	–	206,987	206,987

Balance, as of March 31, 2011	–	–	–

[4]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on swaps still held at March 31, 2011 was zero.

[5]	Issuances represent upfront cash received on certain derivative financial instruments.

[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

[7]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivatives is presented when the Fund had a significant amount of Level 3 investments and derivatives at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments March 31, 2011 (Unaudited)	BlackRock Total Return Portfolio II
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
321 Henderson Receivables I LLC:
Series 2010-1A, Class A, 5.56%,
8/15/35 (a)	USD	7,088	$7,435,577
Series 2010-2A, Class A, 4.07%,
1/15/28 (a)		2,394	2,325,140
Series 2010-3A, Class A, 3.82%,
12/15/48 (a)		5,344	5,164,429
Ally Auto Receivables Trust:
Series 2010-5, Class B, 2.45%,
6/15/16 (a)		5,525	5,481,392
Series 2010-5, Class C, 2.90%,
5/15/17 (a)		4,305	4,311,643
AmeriCredit Automobile Receivables Trust:
Series 2010-4, Class B, 1.99%,
10/08/15		5,300	5,276,417
Series 2011-1, Class B, 2.19%, 2/08/16		5,560	5,564,054
Series 2011-1, Class C, 2.85%, 8/08/16		2,780	2,781,899
Capital One Multi-Asset Execution Trust:
Series 2006-A5, Class A5, 0.32%,
1/15/16 (b)		2,150	2,141,953
Series 2007-C2, Class C2, 0.56%,
11/17/14 (b)		5,809	5,773,469
Citibank Omni Master Trust:
Series 2009-A8, Class A8, 2.36%,
5/16/16 (a)(b)		6,640	6,740,268
Series 2009-A12, Class A12, 3.35%,
8/15/16 (a)		3,825	3,925,617
Series 2009-A14A, Class A14, 3.01%,
8/15/14 (a)(b)		4,470	4,733,732
Series 2009-A17, Class A17, 4.90%,
11/15/18 (a)		4,745	5,074,630
Countrywide Asset-Backed Certificates,
Series 2004-14, Class A4, 0.53%,
6/25/35 (b)		494	469,218
Credit Acceptance Auto Loan Trust,
Series 2010-1, Class A, 2.06%, 4/16/18 (a)		6,070	6,039,846
Ford Credit Floorplan Master Owner Trust,
Series 2009-2, Class A, 1.81%, 9/15/14 (b)		11,600	11,756,190
Globaldrive BV, Series 2008-2,
Class A, 4.00%, 10/20/16	EUR	3,303	4,715,608
GSAA Trust:
Series 2005-11, Class 2A1, 0.53%,
10/25/35 (b)	USD	4,785	3,695,535
Series 2006-5, Class 2A1, 0.32%,
3/25/36 (b)		1,375	763,567
Home Equity Asset Trust, Series 2007-2,
Class 2A1, 0.36%, 7/25/37 (b)		2,847	2,776,335
Lehman XS Trust, Series 2005-5N,
Class 3A2, 0.61%, 11/25/35 (b)		6,510	2,700,111
Maryland Insurance Backed Securities Trust,
Series 2006-1A, Class A, 5.55%,
12/10/65 (a)		18,935	12,875,800
Option One Mortgage Loan Trust, Series 2007-5,
Class 2A1, 0.34%, 5/25/37 (b)		2,393	2,345,513
Santander Consumer Acquired Receivables Trust:
Series 2011-S1A, Class C, 2.01%,
8/15/16 (a)		3,580	3,579,873
Series 2011-WO, Class B, 2.32%,
4/15/15 (a)		10,272	10,282,272
Series 2011-WO, Class C, 3.19%,
10/15/15 (a)		3,415	3,449,150
Santander Drive Auto Receivables Trust:
Series 2010-3, Class B, 2.05%, 5/15/15		5,640	5,629,422
Series 2010-B, Class B, 2.10%,
9/15/14 (a)		4,220	4,224,587
Series 2010-B, Class C, 3.02%,
10/17/16 (a)		4,355	4,353,061
Series 2011-S1A, Class B, 1.48%,
7/15/13 (a)		3,285	3,285,280
Series 2011-S1A, Class D, 3.10%,
3/15/13 (a)		6,158	6,158,399
Scholar Funding Trust, Series 2011-A,
Class A, 1.21%, 10/28/43 (a)(b)		6,765	6,586,404
SLM Student Loan Trust:
Series 2003-B, Class A2, 0.71%,
3/15/22 (b)		4,014	3,825,844
Series 2004-B, Class A2, 0.51%,
6/15/21 (b)		3,212	3,074,726
Series 2008-5, Class A3, 1.60%,
1/25/18 (b)		10,260	10,543,321
Series 2008-5, Class A4, 2.00%,
7/25/23 (b)		20,750	21,694,345
Series 2010-C, Class A1, 1.91%,
12/15/17 (a)(b)		4,680	4,714,708
Small Business Administration,
Series 2003-10A, Class 1, 4.63%, 3/10/13		2,866	2,991,029
Structured Asset Receivables Trust Certificates,
Series 2003-2A, 1.99%, 1/21/11 (a)(b)		4	4,414
Structured Receivables Finance LLC,
Series 2010-B, Class A, 3.73%, 8/15/36 (a)		3,291	3,225,482

Total Asset-Backed Securities – 10.0%			212,490,260

Corporate Bonds
Auto Components – 0.1%
BorgWarner, Inc., 4.63%, 9/15/20		1,605	1,604,350

Beverages – 1.0%
Anheuser-Busch InBev Worldwide, Inc., 3.00%,
10/15/12 (c)		20,220	20,799,222

Capital Markets – 2.7%
Credit Suisse AG, 5.40%, 1/14/20		1,470	1,484,665
The Goldman Sachs Group, Inc.:
5.25%, 10/15/13		6,645	7,135,687
3.70%, 8/01/15		4,530	4,563,427
3.63%, 2/07/16		1,765	1,748,322
5.38%, 3/15/20		14,290	14,509,137
6.00%, 6/15/20		375	396,422
6.25%, 2/01/41		2,030	2,021,592
Lehman Brothers Holdings, Inc., 6.75%,
12/28/17 (d)(e)		9,575	957
Morgan Stanley:
2.81%, 5/14/13 (b)		4,190	4,337,668
4.20%, 11/20/14		2,905	2,999,131
4.00%, 7/24/15		2,290	2,327,281
6.25%, 8/28/17		115	124,992
5.63%, 9/23/19		4,675	4,774,741
UBS AG, 2.25%, 8/12/13		11,200	11,308,427

			57,732,449

Chemicals – 0.4%
The Dow Chemical Co., 4.25%, 11/15/20		9,635	9,201,743

Commercial Banks – 5.5%
Bank of Nova Scotia, 1.65%, 10/29/15 (a)		21,915	20,959,237
BNP Paribas Home Loan Covered Bonds SA,
2.20%, 11/02/15 (a)		14,685	14,112,373
Canadian Imperial Bank of Commerce, 2.75%,
1/27/16 (a)		8,795	8,806,240
DnB NOR Boligkreditt:
2.10%, 10/14/15 (a)		24,655	23,862,095
2.90%, 3/29/16 (a)		15,265	15,173,105

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	47

Schedule of Investments March 31, 2011 (continued)	BlackRock Total Return Portfolio II
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Commercial Banks (concluded)
Royal Bank of Canada, 3.13%, 4/14/15 (a)	USD	23,450	$24,043,121
Sparebank 1 Boligkreditt AS, 1.25%,
10/25/13 (a)		9,605	9,506,597

			116,462,768

Consumer Finance – 0.8%
Discover Bank:
8.70%, 11/18/19		4,228	5,065,410
7.00%, 4/15/20		455	500,592
SLM Corp.:
0.60%, 1/27/14 (b)		6,750	6,401,876
6.25%, 1/25/16		3,869	4,033,433

			16,001,311

Diversified Financial Services – 3.7%
Bank of America Corp.:
3.63%, 3/17/16		1,765	1,740,145
5.63%, 7/01/20		3,305	3,393,164
BP Capital Markets Plc:
3.13%, 3/10/12		10,220	10,444,615
3.13%, 10/01/15		1,910	1,920,679
Cie de Financement Foncier, 2.25%,
3/07/14 (a)		3,900	3,899,860
Citigroup, Inc.:
4.75%, 5/19/15		2,265	2,374,182
4.59%, 12/15/15		3,375	3,489,915
Crown Castle Towers LLC, 6.11%, 1/15/20 (a)		9,780	10,600,082
General Electric Capital Corp.:
5.50%, 1/08/20 (c)		7,525	7,961,585
5.30%, 2/11/21		2,175	2,209,080
JPMorgan Chase & Co.:
0.96%, 2/26/13 (b)		3,480	3,503,250
2.60%, 1/15/16		4,210	4,064,528
3.45%, 3/01/16		1,910	1,903,179
4.25%, 10/15/20		1,415	1,344,422
JPMorgan Chase Bank, N.A., 6.00%,
7/05/17 (c)		11,975	13,153,005
Novus USA Trust, Series 2010-1, 1.56%,
11/18/11 (a)(b)		5,310	5,285,537
Osprey Trust/Osprey I, Inc., 7.80%,
1/15/49 (a)(b)(d)(e)		2,375	5,937

			77,293,165

Diversified Telecommunication Services – 1.1%
Telecom Italia Capital SA:
5.25%, 11/15/13		285	300,943
5.25%, 10/01/15		3,700	3,829,722
Telefonica Emisiones SAU:
4.95%, 1/15/15		4,525	4,774,423
6.42%, 6/20/16		2,475	2,750,215
Verizon Communications, Inc.:
8.75%, 11/01/18		5,527	7,071,498
6.40%, 2/15/38		3,741	3,919,550

			22,646,351

Electric Utilities – 0.8%
Duke Energy Carolinas LLC, 6.00%, 1/15/38		4,000	4,326,612
Florida Power & Light Co., 4.95%, 6/01/35		2,275	2,146,963
Florida Power Corp., 5.90%, 3/01/33		605	630,820
MidAmerican Energy Holdings Co., 5.95%,
5/15/37		3,000	3,093,573
PacifiCorp, 6.25%, 10/15/37		3,000	3,317,415
Southern California Edison Co., 5.95%,
2/01/38		1,000	1,074,693
Trans-Allegheny Interstate Line Co., 4.00%,
1/15/15 (a)		1,465	1,507,336

			16,097,412

Energy Equipment & Services – 0.1%
Ensco Plc:
3.25%, 3/15/16		980	976,396
4.70%, 3/15/21		2,044	2,028,887

			3,005,283

Food Products – 0.5%
Kraft Foods, Inc.:
6.50%, 8/11/17		5,245	5,981,146
5.38%, 2/10/20		3,730	3,937,933
6.50%, 2/09/40		1,525	1,628,831

			11,547,910

Insurance – 2.3%
Berkshire Hathaway Finance Corp., 4.75%,
5/15/12		3,290	3,431,848
Hartford Life Global Funding Trusts, 0.49%,
6/16/14 (b)		7,700	7,492,970
Manulife Financial Corp., 3.40%, 9/17/15		4,820	4,835,771
MetLife, Inc.:
6.38%, 6/15/34		900	979,221
5.88%, 2/06/41		1,325	1,335,947
Metropolitan Life Global Funding I:
2.50%, 1/11/13 (a)		7,535	7,664,496
5.13%, 4/10/13 (a)		11,780	12,571,109
Prudential Financial, Inc., 4.75%, 9/17/15		6,170	6,569,452
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (a)		3,465	3,906,881

			48,787,695

Life Sciences Tools & Services – 0.2%
Life Technologies Corp., 5.00%, 1/15/21		4,495	4,494,393

Media – 2.8%
CBS Corp.:
8.88%, 5/15/19		3,105	3,898,958
5.75%, 4/15/20		1,470	1,554,760
Comcast Corp.:
5.88%, 2/15/18		2,914	3,212,391
6.95%, 8/15/37		2,460	2,678,163
COX Communications, Inc., 8.38%, 3/01/39 (a)		5,200	6,600,630
Discovery Communications LLC, 3.70%,
6/01/15		2,740	2,830,587
NBCUniversal Media LLC:
5.15%, 4/30/20 (a)		5,716	5,891,190
4.38%, 4/01/21 (a)		6,195	5,931,031
News America, Inc.:
4.50%, 2/15/21 (a)		3,680	3,605,410
7.75%, 1/20/24		1,285	1,476,150
8.50%, 2/23/25		1,920	2,341,018
8.45%, 8/01/34		840	1,002,332
6.15%, 2/15/41 (a)		4,415	4,378,108
TCI Communications, Inc., 7.88%, 2/15/26		2,540	3,045,732
Time Warner Cable, Inc.:
5.00%, 2/01/20		2,090	2,113,040
5.88%, 11/15/40		2,825	2,654,508

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Total Return Portfolio II
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Media (concluded)
Time Warner, Inc.:
4.70%, 1/15/21	USD	1,320	$1,314,387
6.10%, 7/15/40		870	851,550
Virgin Media Secured Finance Plc, 6.50%,
1/15/18		2,980	3,255,650

			58,635,595

Metals & Mining – 0.1%
Cliffs Natural Resources, Inc.:
4.80%, 10/01/20		1,460	1,441,394
4.88%, 4/01/21		1,470	1,449,965

			2,891,359

Oil, Gas & Consumable Fuels – 1.5%
Anadarko Petroleum Corp., 5.95%, 9/15/16		1,910	2,076,905
CenterPoint Energy Resources Corp., 6.15%,
5/01/16		2,100	2,332,711
Devon Financing Corp. ULC, 7.88%, 9/30/31		925	1,187,585
Enterprise Products Operating LLC:
6.50%, 1/31/19		1,725	1,960,590
5.20%, 9/01/20		2,275	2,346,601
6.13%, 10/15/39		2,300	2,289,190
Kinder Morgan Energy Partners LP, 6.38%,
3/01/41		613	618,291
Marathon Petroleum Corp., 6.50%, 3/01/41 (a)		4,369	4,414,276
Nexen, Inc., 7.50%, 7/30/39		7,210	8,118,626
Rockies Express Pipeline LLC, 3.90%,
4/15/15 (a)		4,105	4,064,250
Valero Energy Corp.:
6.13%, 2/01/20		1,470	1,589,908
6.63%, 6/15/37		980	987,795

			31,986,728

Paper & Forest Products – 0.4%
International Paper Co.:
5.30%, 4/01/15		245	264,027
7.95%, 6/15/18		4,000	4,812,300
7.30%, 11/15/39		1,885	2,108,866
Inversiones CMPC SA, 4.75%, 1/19/18 (a)		1,340	1,318,474

			8,503,667

Pharmaceuticals – 0.0%
Bristol-Myers Squibb Co., 6.88%, 8/01/97		559	627,516

Road & Rail – 0.2%
Burlington Northern Santa Fe LLC, 5.75%,
5/01/40		3,090	3,129,283

Software – 0.2%
Oracle Corp., 5.38%, 7/15/40 (a)		4,000	3,893,264

Tobacco – 0.4%
Philip Morris International, Inc.:
6.88%, 3/17/14		4,150	4,763,071
4.50%, 3/26/20		4,300	4,418,263

			9,181,334

Wireless Telecommunication Services – 0.6%
Vodafone Group Plc, 4.15%, 6/10/14		11,790	12,499,286

Total Corporate Bonds – 25.4%			537,022,084

Foreign Agency Obligations
Bank Nederlandse Gemeenten, 1.50%,
3/28/14 (a)		16,290	16,179,880
CDP Financial, Inc., 3.00%, 11/25/14 (a)		13,420	13,679,449
Corporacion Nacional del Cobre de Chile,
3.75%, 11/04/20 (a)		1,585	1,479,809
Eksportfinans ASA:
0.50%, 4/05/13 (b)		3,815	3,815,000
2.00%, 9/15/15		14,980	14,653,706
5.50%, 5/25/16		7,150	8,027,355
Hydro Quebec, 8.40%, 1/15/22		4,270	5,787,323
Japan Finance Corp., 2.00%, 6/24/11		6,510	6,530,591
Korea Electric Power Corp., 5.13%, 4/23/34 (a)		75	78,906
Kreditanstalt fuer Wiederaufbau, 1.38%,
7/15/13		3,720	3,746,706
Petrobras International Finance Co.:
3.88%, 1/27/16		8,590	8,647,424
5.88%, 3/01/18		545	577,291
5.75%, 1/20/20		12,330	12,720,047

Total Foreign Agency Obligations – 4.5%			95,923,487

Foreign Government Obligations
Israel – 0.7%
Israel Government AID Bond:
5.50%, 4/26/24		5,475	6,176,424
5.50%, 9/18/33		6,735	7,409,847

			13,586,271

Mexico – 0.2%
United Mexican States:
5.63%, 1/15/17		2,945	3,248,335
5.13%, 1/15/20		1,240	1,297,040
7.50%, 4/08/33		440	538,780

			5,084,155

Total Foreign Government Obligations – 0.9%			18,670,426

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations – 6.9%
Arkle Master Issuer Plc, Series 2010-1A,
Class 2A, 1.46%, 2/17/15 (a)(b)		8,320	8,302,345
Countrywide Alternative Loan Trust:
Series 2005-20CB, Class 3A3, 5.50%,
7/25/35		1,723	1,714,086
Series 2005-21CB, Class A17, 6.00%,
6/25/35		14,895	13,869,819
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-OA5, Class 2A1, 0.45%,
4/25/46 (b)		3,281	2,000,709
Series 2006-OA5, Class 3A1, 0.45%,
4/25/46 (b)		5,482	3,581,787
Series 2007-J3, Class A10, 6.00%,
7/25/37		13,725	11,716,514

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	49

Schedule of Investments (continued)	BlackRock Total Return Portfolio II
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
Credit Suisse Mortgage Capital Certificates:
Series 2006-8, Class 3A1, 6.00%,
10/25/21	USD	2,907	$2,416,558
Series 2011-2R, Class 2A1, 4.42%,
7/27/36 (a)(b)		9,869	9,994,432
Series 2011-4R, Class 1A1, 6.25%,
9/27/37 (a)(b)		4,680	4,168,451
Series 2011-4R, Class 2A1, 5.17%,
8/27/37 (a)(b)		5,924	5,390,958
Series 2011-4R, Class 5A1, 5.66%,
5/27/36 (a)(b)		7,239	6,678,255
First Horizon Asset Securities, Inc.,
Series 2005-AR3, Class 3A1, 5.52%,
8/25/35 (b)		2,409	2,250,983
GSR Mortgage Loan Trust:
Series 2005-AR1, Class 2A1, 2.94%,
1/25/35 (b)		5,899	5,811,854
Series 2005-AR4, Class 6A1, 5.25%,
7/25/35 (b)		2,472	2,449,179
Holmes Master Issuer Plc, Series 2007-2A,
Class 3A1, 0.38%, 7/15/21 (b)		3,700	3,689,118
Homebanc Mortgage Trust, Series 2005-4,
Class A1, 0.52%, 10/25/35 (b)		6,565	4,987,195
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2, 5.88%,
7/25/36		1,275	1,253,337
Series 2007-S1, Class 1A2, 5.50%,
3/25/22		991	968,374
Residential Accredit Loans, Inc.,
Series 2006-QO2, Class A1, 0.47%,
2/25/46 (b)		4,065	1,680,838
Structured Adjustable Rate Mortgage Loan Trust:
Series 2004-16, Class 3A1, 2.71%,
11/25/34 (b)		4,434	3,858,994
Series 2005-19XS, Class 1A1, 0.57%,
10/25/35 (b)		4,450	3,097,915
Series 2007-3, Class 2A1, 5.51%,
4/25/47 (b)		17,994	12,961,955
Wells Fargo Mortgage Backed Securities Trust:
Series 2006-AR2, Class 2A5, 2.77%,
3/25/36 (b)		148	127,191
Series 2006-AR3, Class A4, 5.47%,
3/25/36 (b)		17,996	15,886,728
Series 2006-AR12, Class 2A1, 5.89%,
9/25/36 (b)		3,747	3,387,734
Series 2006-AR18, Class 2A1, 5.44%,
11/25/36 (b)		17,020	14,393,637

			146,638,946

Commercial Mortgage-Backed Securities – 13.4%
Banc of America Commercial Mortgage, Inc.:
Series 2002-2, Class A3, 5.12%,
7/11/43		22,670	23,141,615
Series 2006-4, Class A4, 5.63%,
7/10/46		2,555	2,752,048
Series 2006-5, Class AM, 5.45%,
9/10/47		725	718,390
Series 2007-1, Class A4, 5.45%,
1/15/49		5,650	5,945,436
Series 2007-3, Class A4, 5.66%,
5/10/17 (b)		2,495	2,635,233
Series 2007-4, Class A3, 5.81%,
8/10/14 (b)		4,920	5,210,056
Bear Stearns Commercial Mortgage Securities:
Series 2005-PWR9, Class A4A, 4.87%,
9/11/42		4,715	4,994,236
Series 2005-PW10, Class AM, 5.45%,
12/15/15 (b)		810	834,118
Series 2007-PW17, Class A4, 5.69%,
6/11/50 (b)		5,120	5,474,866
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD3, Class AJ, 5.69%, 10/15/48		2,430	2,162,988
Commercial Mortgage Pass-Through Certificates:
Series 2004-LB3A, Class A3, 5.09%,
7/10/37 (b)		8,540	8,567,995
Series 2007-C9, Class A4, 5.81%,
12/10/49 (b)		3,600	3,906,172
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-C3, Class AJ, 4.77%, 7/15/37		4,120	4,035,675
Credit Suisse Mortgage Capital Certificates:
Series 2006-C3, Class AM, 5.83%,
6/15/16 (b)		1,980	2,072,949
Series 2010-RR2, Class 2A, 5.80%,
6/15/17 (a)(b)		5,990	6,347,676
DLJ Commercial Mortgage Corp.,
Series 1998-CG1, Class B1, 6.91%,
6/10/31 (b)		804	806,903
Extended Stay America Trust:
Series 2010-ESHA, Class A, 2.95%,
11/05/27 (a)		15,504	15,250,423
Series 2010-ESHA, Class D, 5.50%,
11/05/27 (a)		3,210	3,246,704
GE Capital Commercial Mortgage Corp.:
Series 2002-1A, Class A3, 6.27%,
12/10/35		13,621	14,052,332
Series 2002-2A, Class A3, 5.35%,
8/11/36		16,200	16,825,582
Series 2007-C1, Class A2, 5.42%,
12/10/49		18,000	18,281,009
GMAC Commercial Mortgage Securities, Inc.:
Series 2003-C2, Class A2, 5.47%,
5/10/40 (b)		18,085	19,325,302
Series 2003-C3, Class A3, 4.65%,
4/10/40		335	346,695
Series 2006-C1, Class AM, 5.29%,
11/10/45 (b)		1,270	1,260,521
Greenwich Capital Commercial Funding Corp.,
Series 2007-GG9, Class A2, 5.38%, 7/10/12		18,798	19,212,342
GS Mortgage Securities Corp. II,
Series 2006-GG8, Class A4, 5.56%, 11/10/39		2,760	2,968,495
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-C1, Class A3, 5.86%,
10/12/11		11,794	11,882,576
Series 2001-CIB3, Class A3, 6.47%,
12/15/11		15,026	15,222,251
Series 2004-CB8, Class A1A, 4.16%,
4/12/14 (a)		6,686	6,763,369
Series 2006-CB17, Class AM, 5.46%,
12/12/43		970	977,049
Series 2007-LD11, Class A2, 5.80%,
7/15/12 (b)		20,000	20,634,928

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Total Return Portfolio II
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
LB-UBS Commercial Mortgage Trust:
Series 2006-C4, Class AM, 5.90%,
6/15/38 (b)	USD	910	$967,212
Series 2006-C7, Class AM, 5.38%,
11/15/38		910	923,459
Series 2007-C6, Class A4, 5.86%,
7/15/40 (b)		5,045	5,369,659
Merrill Lynch Mortgage Trust, Series 2003-KEY1,
Class A4, 5.24%, 11/12/35 (b)		7,100	7,550,367
Prudential Mortgage Capital Funding LLC,
Series 2001-ROCK, Class A2, 6.61%, 5/10/34		1,915	1,914,494
Wachovia Bank Commercial Mortgage Trust:
Series 2003-C6, Class A4, 5.13%,
8/15/35 (b)		18,000	19,024,479
Series 2005-C21, Class A3, 5.21%,
10/15/44 (b)		1,394	1,416,687

			283,022,291

Interest Only Collateralized Mortgage Obligations – 0.0%
Salomon Brothers Mortgage Securities VI, Inc.:
Series 1987-1, 11.00%, 2/17/17		47	4,754
Series 1987-2, 11.00%, 3/06/17		44	5,704

			10,458

Interest Only Commercial Mortgage-Backed Securities – 0.0%
Credit Suisse First Boston Mortgage Securities Corp.:
Series 1997-C1, Class AX, 1.19%,
6/20/29 (a)(b)		4,568	148,634
Series 1997-C2, Class AX, 0.11%,
1/17/35 (b)		2,188	10,030
Structured Asset Securities Corp.,
Series 1996-CFL, Class X1, 2.09%,
2/25/28 (b)		1,794	85

			158,749

Principal Only Collateralized Mortgage Obligations – 0.0%
Salomon Brothers Mortgage Securities VI, Inc.:
Series 1987-1, 0.29%, 2/17/17 (f)		49	48,314
Series 1987-2, 0.50%, 3/06/17 (f)		44	43,111

			91,425

Total Non-Agency Mortgage-Backed Securities – 20.3%			429,921,869

Preferred Securities
Capital Trusts
Capital Markets – 0.1%
Goldman Sachs Capital II,
5.79% (b)(g)		1,925	1,660,313
Lehman Brothers Holdings Capital Trust VII,
5.86% (b)(d)(e)(g)		1,270	127
State Street Capital Trust IV,
1.31%, 6/15/37 (b)		400	330,059

			1,990,499

Commercial Banks – 0.1%
Barclays Bank Plc,
5.93%, 9/29/49 (a)(b)		390	362,700
Fifth Third Capital Trust IV,
6.50%, 4/15/67 (b)		665	647,544
SunTrust Capital VIII,
6.10%, 12/15/66 (b)		330	321,750
UBS Preferred Funding Trust V,
6.24% (b)(g)		340	335,750
Wachovia Capital Trust III,
5.57% (b)(g)		335	307,363

			1,975,107

Diversified Financial Services – 0.5%
JPMorgan Chase & Co.,
7.90% (b)(g)		8,915	9,753,991
JPMorgan Chase Capital XXIII,
1.31%, 5/15/47 (b)		400	331,082

			10,085,073

Insurance – 0.2%
American International Group, Inc.,
8.18%, 5/15/68 (b)		665	715,706
Lincoln National Corp.,
6.05%, 4/20/67 (b)		3,075	2,875,125
Swiss Re Capital I LP,
6.85% (a)(b)(g)		660	645,836
XL Group Plc,
6.50% (b)(g)		995	912,913

			5,149,580

Total Capital Trusts – 0.9%			19,200,259

Preferred Stocks	Shares
Diversified Telecommunication Services – 0.0%
Centaur Funding Corp. (a)		205	226,525

Total Preferred Securities – 0.9%			19,426,784

Taxable Municipal Bonds	Par (000)
Chicago O’Hare International Airport RB, 6.40%,
1/01/40		USD1,000	959,960
Metropolitan Transportation Authority, New York
RB, 7.34%, 11/15/39		4,790	5,429,800
New York City Municipal Water Finance Authority RB:
5.38%, 6/15/43		2,290	2,311,366
5.50%, 6/15/43		2,745	2,819,554
New York State Dormitory Authority RB, Series F,
5.63%, 3/15/39		3,850	3,769,497
Port Authority of New York & New Jersey RB,
6.04%, 12/01/29		2,845	2,905,627
State of California GO, 5.45%, 4/01/15		18,050	19,249,062
University of California RB, 5.95%, 5/15/45		2,730	2,468,029

Total Taxable Municipal Bonds – 1.9%			39,912,895

U.S. Government Sponsored Agency Securities
Agency Obligations – 2.6%
Fannie Mae:
5.25%, 8/01/12 (h)		14,600	15,442,887
4.63%, 5/01/13		11,815	12,586,236
Freddie Mac, 3.53%, 9/30/19		4,790	4,725,886
Resolution Funding Corp. Interest Strip:
3.41%, 7/15/18 (f)		2,850	2,226,967
3.47%, 10/15/18 (f)		2,850	2,198,781

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	51

Schedule of Investments (continued)	BlackRock Total Return Portfolio II
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value
Agency Obligations (concluded)
Small Business Administration Participation Certificates:
Series 1992-20H, 7.40%, 8/01/12	USD	5	$4,781
Series 1996-20J, 7.20%, 10/01/16		264	281,848
Series 1997-20B, Class 1, 7.10%,
2/01/17		252	272,273
Tennessee Valley Authority, 5.25%, 9/15/39		16,910	17,735,073

			55,474,732

Collateralized Mortgage Obligations – 1.6%
Fannie Mae:
Series 2004-88, Class HA, 6.50%,
7/25/34		2,543	2,726,846
Series 2006-M2, Class A2A, 5.27%,
10/25/32 (b)		11,515	12,414,290
Freddie Mac:
Series 1591, Class PK, 6.35%, 10/15/23		2,891	3,190,701
Series 2594, Class TV, 5.50%, 3/15/14		2,822	3,002,172
Series 2864, Class NA, 5.50%, 1/15/31		5,063	5,333,489
Series 2996, Class MK, 5.50%, 6/15/35		79	85,983
Series 3215, Class EP, 5.38%, 9/15/11		1,984	2,007,825
FREMF Mortgage Trust, Series 2010-K6, Class B,
5.36%, 12/26/46 (a)(b)		5,690	5,772,036

			34,533,342

Federal Deposit Insurance Corporation Guaranteed – 0.9%
General Electric Capital Corp.:
2.00%, 9/28/12		12,800	13,063,475
2.13%, 12/21/12		5,125	5,246,073

			18,309,548

Interest Only Collateralized Mortgage Obligations – 0.4%
Ginnie Mae:
Series 2010-121, Class IB, 5.00%,
8/20/40		8,172	1,503,795
Series 2010-165, Class IP, 4.00%,
4/20/38		20,796	3,770,885
Series 2010-43, Class JI, 5.00%,
9/20/37		13,234	2,185,020
Series 2009-106, Class SU, 5.95%,
5/20/37 (b)		12,085	1,427,585

			8,887,285

Mortgage-Backed Securities – 128.2%
Fannie Mae Mortgage-Backed Securities:
5.50%, 6/01/11-4/01/41 (i)		607,593	650,624,596
6.00%, 9/01/11-4/01/41 (i)		162,204	176,796,253
7.00%, 10/01/11-6/01/32		407	444,863
3.50%, 1/01/26-4/01/26 (i)		76,095	76,389,358
4.00%, 4/01/26-4/01/41 (i)		427,751	422,643,787
4.50%, 4/01/26-4/01/41 (i)		521,138	531,335,624
5.00%, 4/01/26-4/01/41 (i)		409,524	428,299,481
3.32%, 12/01/40 (b)		5,354	5,440,052
3.05%, 3/01/41 (b)		2,594	2,644,957
3.15%, 3/01/41 (b)		3,676	3,747,777
6.50%, 4/01/41 (i)		41,600	46,631,000
Freddie Mac Mortgage-Backed Securities:
5.50%, 4/01/11-4/01/41 (i)		5,418	5,837,471
6.00%, 10/01/11-12/01/32		3,479	3,781,045
6.50%, 6/01/13-7/01/17		63	68,842
8.00%, 11/01/22-10/01/25		8	8,809
5.00%, 4/01/26-4/01/41 (i)		205,850	215,483,335
2.52%, 10/01/35 (b)		31	33,007
4.50%, 12/01/40-4/01/41 (i)		136,056	138,346,550
3.06%, 2/01/41 (b)		4,100	4,182,590
Ginnie Mae Mortgage-Backed Securities:
7.00%, 3/15/13		18	18,257
9.00%, 7/15/18		1	971
7.50%, 11/15/29		1	605
5.50%, 3/15/32		18	19,307
6.00%, 12/15/36		534	591,109

			2,713,369,646

Total U.S. Government Sponsored Agency Securities – 133.7%			2,830,574,553

U.S. Treasury Obligations
U.S. Treasury Bonds:
8.13%, 5/15/21-8/15/21 (c)(h)(j)		29,710	41,659,551
6.25%, 8/15/23 (h)(j)		27,229	33,815,014
3.50%, 2/15/39 (h)		7,490	6,279,901
4.25%, 5/15/39-11/15/40 (h)		25,678	24,594,107
4.38%, 5/15/40 (h)		29,300	28,645,438
3.88%, 8/15/40 (h)		4,120	3,686,757
4.75%, 2/15/41 (h)		41,535	43,170,441
U.S. Treasury Notes:
0.88%, 2/29/12		76,110	76,508,055
1.00%, 3/31/12 (h)		8,159	8,213,502
0.75%, 3/31/13 (h)		98,835	98,757,909
1.25%, 3/15/14 (h)		24,830	24,822,303
2.13%, 2/29/16		228,765	228,050,109
2.75%, 2/28/18 (h)		15,685	15,566,139
2.63%, 8/15/20		6,795	6,374,559
3.63%, 2/15/21		21,340	21,643,433

Total U.S. Treasury Obligations – 31.3%			661,787,218

Total Long-Term Investments (Cost – $4,857,932,381) – 228.9%			4,845,729,576

Short-Term Securities	Par (000)/ Shares
Money Market Funds – 0.2%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (k)(l)		3,269,254	3,269,254

Borrowed Bond Agreements – 0.0%
Deutsche Bank AG,
0.21%, 4/15/11	USD	522	521,775

Total Short-Term Securities (Cost – $3,791,029) – 0.2%			3,791,029

Options Purchased	Contracts
Exchange-Traded Call Options Purchased – 0.0%
U.S. Treasury Notes (10 Year), Strike Price USD 119.50, Expires 5/20/11		57	9,797
U.S. Treasury Notes (10 Year), Strike Price USD 120, Expires 5/20/11		686	546,656

			556,453

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Total Return Portfolio II
(Percentages shown are based on Net Assets)

Options Purchased	Contracts		Value
Exchange-Traded Put Options Purchased – 0.1%
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 98.25, Expires 9/16/11		2,372	$1,719,700
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 98.50, Expires 9/16/11		980	869,750
U.S. Treasury Notes (10 Year), Strike Price USD 119.50, Expires 5/20/11		57	36,516
U.S. Treasury Notes (5 Year), Strike Price USD 117, Expires 5/20/11		221	205,461

			2,831,427

Over-the-Counter Call Options Purchased – 0.1%
USD Currency, Strike Price JPY 84, Expires 6/27/11, Broker Morgan Stanley Capital Services, Inc.		3,200	512,000
USD Currency, Strike Price JPY 84, Expires 6/27/11, Broker UBS AG		1,600	256,000
USD Currency, Strike Price JPY 86, Expires 5/20/11, Broker Citibank, N.A.		1,724	71,374
USD Currency, Strike Price JPY 86, Expires 5/20/11, Broker Deutsche Bank AG		1,724	71,374
USD Currency, Strike Price JPY 86, Expires 5/20/11, Broker Royal Bank of Scotland Plc		2,534	104,908
USD Currency, Strike Price JPY 86, Expires 6/27/11, Broker Citibank, N.A.		1,384	119,162
USD Currency, Strike Price JPY 86, Expires 6/27/11, Broker Deutsche Bank AG		3,416	294,118

			1,428,936

Over-the-Counter Put Options Purchased – 0.0%
EUR Currency, Strike Price USD 1.32, Expires 5/19/11, Broker Deutsche Bank AG		3,745	48,828
EUR Currency, Strike Price USD 1.32, Expires 5/19/11, Broker Royal Bank of Scotland Plc		3,745	48,828

			97,656

	Notional Amount (000)
Over-the-Counter Call Swaptions Purchased – 0.3%
Receive a fixed rate of 1.758% and pay a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG	USD	55,500	348,265
Receive a fixed rate of 3.000% and pay a floating rate based on 3-month LIBOR, Expires 9/02/11, Broker UBS AG		30,300	104,963
Receive a fixed rate of 3.115% and pay a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG		18,200	119,442
Receive a fixed rate of 3.765% and pay a floating rate based on 3-month LIBOR, Expires 9/26/11, Broker Bank of America, N.A.		6,900	167,624
Receive a fixed rate of 3.855% and pay a floating rate based on 3-month LIBOR, Expires 5/19/11, Broker JPMorgan Chase Bank, N.A.		47,300	1,216,219
Receive a fixed rate of 4.005% and pay a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker Goldman Sachs Bank USA		34,600	1,251,781
Receive a fixed rate of 4.070% and pay a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Bank of America, N.A.		18,700	702,915
Receive a fixed rate of 4.070% and pay a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Morgan Stanley Capital Services, Inc.		20,000	751,781
Receive a fixed rate of 4.073% and pay a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Royal Bank of Scotland Plc		15,300	576,828
Receive a fixed rate of 4.160% and pay a floating rate based on 3-month LIBOR, Expires 3/05/12, Broker Citibank, N.A.		15,000	632,306
Receive a fixed rate of 4.190% and pay a floating rate based on 3-month LIBOR, Expires 3/05/12, Broker Credit Suisse International		23,300	1,016,582
Receive a fixed rate of 4.360% and pay a floating rate based on 3-month LIBOR, Expires 1/14/13, Broker Citibank, N.A.		500	23,362

			6,912,068

Over-the-Counter Put Swaptions Purchased – 0.4%
Pay a fixed rate of 1.758% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		55,500	450,927
Pay a fixed rate of 2.500% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		25,600	104,659
Pay a fixed rate of 2.550% and receive a floating rate based on 3-month LIBOR, Expires 6/02/11, Broker JPMorgan Chase Bank, N.A.		55,000	488,886
Pay a fixed rate of 2.700% and receive a floating rate based on 3-month LIBOR, Expires 6/24/11, Broker Citibank, N.A.		55,000	456,668
Pay a fixed rate of 3.000% and receive a floating rate based on 3-month LIBOR, Expires 9/02/11, Broker UBS AG		30,300	2,103,577
Pay a fixed rate of 3.115% and receive a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG		18,200	1,272,727
Pay a fixed rate of 3.765% and receive a floating rate based on 3-month LIBOR, Expires 9/26/11, Broker Bank of America, N.A.		6,900	190,469
Pay a fixed rate of 3.855% and receive a floating rate based on 3-month LIBOR, Expires 5/19/11, Broker JPMorgan Chase Bank, N.A.		47,300	279,384
Pay a fixed rate of 4.005% and receive a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker Goldman Sachs Bank USA		34,600	97,215
Pay a fixed rate of 4.070% and receive a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Bank of America, N.A.		18,700	690,641
Pay a fixed rate of 4.070% and receive a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Morgan Stanley Capital Services, Inc.		20,000	738,653
Pay a fixed rate of 4.073% and receive a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Royal Bank of Scotland Plc		15,300	563,600

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	53

Schedule of Investments (continued)	BlackRock Total Return Portfolio II
(Percentages shown are based on Net Assets)

Options Purchased	Notional Amount (000)		Value
Over-the-Counter Put Swaptions Purchased (concluded)
Pay a fixed rate of 4.150% and receive a floating rate based on 3-month LIBOR, Expires 5/24/11, Broker JPMorgan Chase Bank, N.A.	USD	55,800	$109,765
Pay a fixed rate of 4.160% and receive a floating rate based on 3-month LIBOR, Expires 3/05/12, Broker Citibank, N.A.		15,000	465,307
Pay a fixed rate of 4.190% and receive a floating rate based on 3-month LIBOR, Expires 3/05/12, Broker Credit Suisse International		23,300	698,824
Pay a fixed rate of 4.360% and receive a floating rate based on 3-month LIBOR, Expires 1/14/13, Broker Citibank, N.A.		500	25,258

			8,736,560

Total Options Purchased (Cost – $24,540,614) – 0.9%			20,563,100

Total Investments Before Borrowed Bonds, TBA Sale Commitments and Options Written
(Cost – $4,886,264,024*) – 230.0%			4,870,083,705

Borrowed Bonds	Par (000)
U.S. Treasury Bonds, 4.25%, 11/15/40		540	(516,459)

Total Borrowed Bonds (Proceeds – $515,025) – (0.0)%			(516,459)

TBA Sale Commitments (i)
Fannie Mae Mortgage-Backed Securities:
3.50%, 4/01/26		59,300	(59,485,313)
4.00%, 4/01/26-4/01/41		320,000	(315,253,188)
5.00%, 4/01/26-4/01/41		279,100	(292,205,594)
4.50%, 4/01/41		197,600	(201,058,000)
5.50%, 4/01/41		448,202	(479,003,886)
6.00%, 4/01/41		102,000	(110,925,000)
Freddie Mac Mortgage-Backed Securities:
4.50%, 4/01/41		136,000	(137,885,313)
5.00%, 4/01/41		200,600	(209,022,625)
Ginnie Mae Mortgage-Backed Securities:
6.00%, 4/01/41		500	(550,312)

Total TBA Sale Commitments
(Proceeds – $1,802,843,234) – (85.3)%			(1,805,389,231)

Options Written	Contracts
Exchange-Traded Call Options Written – (0.0)%
U.S. Treasury Notes (10 Year), Strike Price USD 121, Expires 5/20/11		686	(332,281)
U.S. Treasury Notes (10 Year), Strike Price USD 122, Expires 5/20/11		686	(182,219)

			(514,500)

Options Written
Exchange-Traded Put Options Written – (0.1)%
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 97.75, Expires 9/16/11		2,372	(859,850)
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 98, Expires 9/16/11		980	(514,500)
U.S. Treasury Notes (5 Year), Strike Price USD 115.50, Expires 5/20/11		442	(158,844)

			(1,533,194)

Over-the-Counter Call Options Written – (0.0)%
USD Currency, Strike Price JPY 84, Expires 6/27/11, Broker Citibank, N.A.		1,384	(221,440)
USD Currency, Strike Price JPY 84, Expires 6/27/11, Broker Deutsche Bank AG		3,416	(546,560)

			(768,000)

	Notional Amount (000)
Over-the-Counter Call Swaptions Written – (0.8)%
Pay a fixed rate of 2.080% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA	USD	54,700	(553,840)
Pay a fixed rate of 3.440% and receive a floating rate based on 3-month LIBOR, Expires 10/21/13, Broker Deutsche Bank AG	EUR	8,200	(212,977)
Pay a fixed rate of 3.855% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker Deutsche Bank AG	USD	9,100	(256,679)
Pay a fixed rate of 3.896% and receive a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker UBS AG		33,000	(1,001,954)
Pay a fixed rate of 4.015% and receive a floating rate based on 3-month LIBOR, Expires 3/26/12, Broker UBS AG		14,400	(508,086)
Pay a fixed rate of 4.020% and receive a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG		18,400	(656,645)
Pay a fixed rate of 4.060% and receive a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker BNP Paribas		20,500	(823,463)
Pay a fixed rate of 4.063% and receive a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker Royal Bank of Scotland Plc		39,200	(1,582,876)
Pay a fixed rate of 4.520% and receive a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG		13,300	(703,428)
Pay a fixed rate of 4.895% and receive a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG		29,200	(2,068,136)
Pay a fixed rate of 4.920% and receive a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker Deutsche Bank AG		41,000	(2,955,683)
Pay a fixed rate of 5.000% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank, N.A.		35,400	(2,655,477)

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Total Return Portfolio II
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)		Value
Over-the-Counter Call Swaptions Written (concluded)
Pay a fixed rate of 5.080% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Bank of America, N.A.	USD	20,700	$(1,506,580)
Pay a fixed rate of 5.090% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Goldman Sachs Bank USA		19,200	(1,406,295)

			(16,892,119)
Over-the-Counter Put Swaptions Written – (0.6)%
Receive a fixed rate of 2.080% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		54,700	(346,620)
Receive a fixed rate of 2.150% and pay a floating rate based on 3-month LIBOR, Expires 4/26/11, Broker Deutsche Bank AG		22,600	(375,433)
Receive a fixed rate of 2.550% and pay a floating rate based on 3-month LIBOR, Expires 6/02/11, Broker Citibank, N.A.		55,000	(488,886)
Receive a fixed rate of 3.200% and pay a floating rate based on 3-month LIBOR, Expires 3/02/12, Broker JPMorgan Chase Bank, N.A.		55,000	(1,115,501)
Receive a fixed rate of 3.440% and pay a floating rate based on 3-month LIBOR, Expires 10/21/13, Broker Deutsche Bank AG	EUR	8,200	(901,159)
Receive a fixed rate of 3.855% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker Deutsche Bank AG	USD	9,100	(624,675)
Receive a fixed rate of 3.896% and pay a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker UBS AG		33,000	(1,413,316)
Receive a fixed rate of 4.015% and pay a floating rate based on 3-month LIBOR, Expires 3/26/12, Broker UBS AG		14,400	(556,264)
Receive a fixed rate of 4.020% and pay a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG		18,400	(604,982)
Receive a fixed rate of 4.060% and pay a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker BNP Paribas		20,500	(39,707)
Receive a fixed rate of 4.063% and pay a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker Royal Bank of Scotland Plc		39,200	(71,711)
Receive a fixed rate of 4.520% and pay a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG		13,300	(636,103)
Receive a fixed rate of 4.895% and pay a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG		29,200	(1,046,616)
Receive a fixed rate of 4.920% and pay a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker Deutsche Bank AG		41,000	(1,442,817)
Receive a fixed rate of 5.000% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank, N.A.		35,400	(1,261,380)
Receive a fixed rate of 5.080% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Bank of America, N.A.		20,700	(976,349)
Receive a fixed rate of 5.090% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Goldman Sachs Bank USA		19,200	(899,783)

			(12,801,302)

Total Options Written (Premiums Received – $34,980,864) – (1.5)%			(32,509,115)

Total Investments Before Borrowed Bonds, TBA Sale Commitments and Options Written – 143.2%			3,031,668,900

Liabilities in Excess of Other Assets – (43.2)%			(914,570,737)

Net Assets – 100.0%			$2,117,098,163

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$4,889,384,032

Gross unrealized appreciation	$54,265,198
Gross unrealized depreciation	(73,565,525)

Net unrealized depreciation	$(19,300,327)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Security, or a portion thereof, has been pledged as collateral for swap contracts.
(d)	Non-income producing security.
(e)	Issuer filed for bankruptcy and/or is in default of interest payments.
(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(g)	Security is perpetual in nature and has no stated maturity date.
(h)	All or a portion of security pledged as collateral for reverse repurchase agreements.
(i)	Represents or includes a TBA transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
BNP Paribas	$40,648,125	$142,500
Citibank, N.A.	$39,133,250	$(131,110)
Credit Suisse International	$(129,328,906)	$(473,656)
Deutsche Bank AG	$(197,680,281)	$(336,434)
Goldman Sachs Bank USA	$(320,660,711)	$(1,298,339)
JPMorgan Chase Bank, N.A.	$117,879,750	$1,495,281
Morgan Stanley Capital Services, Inc.	$125,729,969	$147,805
Nomura Securities International, Inc.	$315,218,906	$1,050,020
UBS AG	$148,099,937	$550,851
Wells Fargo & Co.	$29,826,116	$250,757

(j)	All or a portion of security pledged as collateral in connection with open financial futures contracts.
(k)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	55

Schedule of Investments (continued)	BlackRock Total Return Portfolio II

Affiliate	Shares Held at September 30, 2010	Net Activity	Shares Held at March 31, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	24,142,136	(20,872,882)	3,269,254	$7	$7,744

(l)	Represents the current yield as of report date.

•	Reverse repurchase agreements outstanding as of March 31, 2011 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Deutsche Bank AG	0.20%	3/15/11	4/15/11	$6,490,343	$6,489,225
Deutsche Bank AG	0.21%	3/15/11	4/15/11	$76,599,537	76,585,688
Deutsche Bank AG	0.21%	3/15/11	04/15/11	$63,660,080	63,648,570
Deutsche Bank AG	0.20%	3/23/11	04/15/11	$31,907,452	31,903,375
Bank of America, N.A.	-0.12%	3/31/11	04/01/11	$24,829,917	24,830,000
Deutsche Bank AG	0.00%	3/31/11	04/01/11	$242,895,000	242,895,000
Credit Suisse International	0.01%	3/31/11	04/01/11	$16,580,105	16,580,100
Credit Suisse International	0.14%	3/31/11	04/01/11	$15,626,242	15,626,181
Credit Suisse International	0.16%	3/31/11	04/01/11	$5,622,044	5,622,019
Credit Suisse International	0.16%	3/31/11	04/01/11	$43,508,106	43,507,913
Bank of America, N.A.	0.17%	3/31/11	04/01/11	$98,711,922	98,711,456
BNP Paribas	0.17%	3/31/11	04/15/11	$33,273,938	33,271,581
Bank of America, N.A.	0.20%	3/31/11	Open	$15,640,337	15,640,250

Total					$675,311,358

•	Foreign currency exchange contracts as of March 31, 2011 were as follows:

	Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,584,475	EUR	3,350,000	Citibank, N.A.	4/27/11	$(160,763)
EUR	6,390,000	USD	8,758,652	Citibank, N.A.	5/6/11	291,073
USD	8,612,065	EUR	6,390,000	UBS AG	5/6/11	(437,660)
EUR	1,530,000	JPY	174,780,927	Citibank, N.A.	5/11/11	64,861
EUR	2,205,000	JPY	253,259,464	Deutsche Bank AG	5/11/11	77,010
JPY	249,275,250	EUR	2,205,000	Citibank, N.A.	5/11/11	(124,920)
JPY	170,591,481	EUR	1,530,000	Citibank, N.A.	5/11/11	(115,239)
JPY	423,797,770	USD	5,290,000	HSBC Bank USA, N.A.	5/16/11	(193,642)
USD	5,290,000	JPY	413,640,970	BNP Paribas	5/16/11	315,782

Total						$(283,498)

•	Financial futures contracts purchased as of March 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
35	Euro Dollar Futures	Chicago Mercantile	June 2011	$8,718,500	$821
925	Euro-Schatz	Eurex	June 2011	$140,502,678	(304,652)
95	U.S. Treasury Bonds (30 Year)	Chicago Board Options	June 2011	$11,417,813	(6,242)
39	Euro Dollar Futures	Chicago Mercantile	September 2011	$9,705,150	(952)
9	Euro Dollar Futures	Chicago Mercantile	March 2012	$2,230,763	(3,344)
73	Euro Dollar Futures	Chicago Mercantile	June 2012	$18,030,088	1,453
98	Euro Dollar Futures	Chicago Mercantile	September 2012	$24,110,450	5,977
86	Euro Dollar Futures	Chicago Mercantile	December 2012	$21,080,750	(4,964)
42	Euro Dollar Futures	Chicago Mercantile	March 2013	$10,264,275	(9,329)
81	Euro Dollar Futures	Chicago Mercantile	June 2013	$19,740,713	(4,305)
123	Euro Dollar Futures	Chicago Mercantile	September 2013	$29,899,763	(5,773)
93	Euro Dollar Futures	Chicago Mercantile	December 2013	$22,551,338	(1,428)
6	Euro Dollar Futures	Chicago Mercantile	March 2014	$1,451,700	(5,529)

Total					$(338,267)

•	Financial futures contracts sold as of March 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
2,466	U.S. Treasury Notes (2 Year)	Chicago Board Options	June 2011	$537,896,250	$584,259
465	U.S. Treasury Notes (5 Year)	Chicago Board Options	June 2011	$54,306,914	1,577

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Total Return Portfolio II

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
878	U.S. Treasury Notes (10 Year)	Chicago Board Options	June 2011	$104,509,438	$ (19,802)
514	Ultra Treasury Bonds	Chicago Board Options	June 2011	$63,511,125	(406,747)
415	Euro Dollar Futures	Chicago Mercantile	December 2011	$103,122,313	(331,703)

Total					$(172,416)

•	Interest rate swaps outstanding as of March 31, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.62%(a)	3-month LIBOR	Deutsche Bank AG	11/26/12	USD	122,600	$ 22,063
0.85%(a)	3-month LIBOR	Deutsche Bank AG	1/26/13	USD	8,500	(7,878)
0.86%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	1/26/13	USD	39,400	(49,459)
0.83%(a)	3-month LIBOR	Deutsche Bank AG	1/27/13	USD	2,000	(1,300)
0.98%(a)	3-month LIBOR	Deutsche Bank AG	2/22/13	USD	50,800	(122,130)
0.92%(a)	3-month LIBOR	Deutsche Bank AG	2/28/13	USD	47,000	(38,161)
0.83%(a)	3-month LIBOR	Goldman Sachs Bank USA	3/15/13	USD	39,500	63,210
0.80%(a)	3-month LIBOR	Deutsche Bank AG	3/21/13	USD	12,000	29,938
0.83%(a)	3-month LIBOR	Deutsche Bank AG	3/23/13	USD	25,400	51,142
0.85%(b)	3-month LIBOR	Citibank, N.A.	3/24/13	USD	51,500	(82,565)
1.32%(a)	3-month LIBOR	Citibank, N.A.	12/17/13	USD	17,000	(45,638)
1.41%(a)	3-month LIBOR	Deutsche Bank AG	12/20/13	USD	25,500	(131,441)
1.26%(a)	3-month LIBOR	Deutsche Bank AG	12/24/13	USD	26,300	(7,780)
1.59%(a)	3-month LIBOR	Deutsche Bank AG	3/08/14	USD	17,500	(69,661)
2.48%(a)	3-month LIBOR	Bank of America, N.A.	2/22/16	USD	35,300	(253,220)
2.38%(a)	3-month LIBOR	Deutsche Bank AG	3/11/16	USD	23,800	(12,582)
2.33%(a)	3-month LIBOR	Deutsche Bank AG	3/29/16	USD	24,400	90,690
2.33%(a)	3-month LIBOR	Goldman Sachs Bank USA	3/29/16	USD	14,000	51,701
2.46%(a)	3-month LIBOR	Deutsche Bank AG	4/04/16	USD	5,400	(9,363)
2.43%(a)	3-month LIBOR	Royal Bank of Scotland Plc	4/04/16	USD	10,700	(1,650)
2.38%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	11/17/17	USD	14,400	371,903
2.57%(b)	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	4,000	(267,687)
3.66%(a)	3-month LIBOR	Deutsche Bank AG	12/20/20	USD	10,600	(237,822)
3.39%(b)	3-month LIBOR	Deutsche Bank AG	12/24/20	USD	8,500	(11,885)
3.50%(a)	3-month LIBOR	Deutsche Bank AG	1/25/21	USD	17,500	(59,623)
3.46%(b)	3-month LIBOR	Deutsche Bank AG	1/28/21	USD	10,900	(8,576)
3.67%(b)	3-month LIBOR	Credit Suisse International	2/22/21	USD	18,100	258,464
3.56%(b)	3-month LIBOR	Deutsche Bank AG	2/28/21	USD	10,050	40,338
3.57%(b)	3-month LIBOR	Duetsche Bank AG	2/28/21	USD	16,000	85,042
3.57%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	2/28/21	USD	13,500	71,755
3.70%(b)	3-month LIBOR	Deutsche Bank AG	3/08/21	USD	26,000	414,897
3.65%(b)	3-month LIBOR	Deutsche Bank AG	3/08/21	USD	16,900	199,584
3.60%(b)	3-month LIBOR	BNP Paribas	3/10/21	USD	27,600	186,460
3.50%(b)	3-month LIBOR	Deutsche Bank AG	3/15/21	USD	8,000	(22,973)
3.47%(b)	3-month LIBOR	UBS AG	3/16/21	USD	22,500	(115,992)
3.41%(b)	3-month LIBOR	Citibank, N.A.	3/18/21	USD	10,800	(115,302)
3.38%(a)	3-month LIBOR	Deutsche Bank AG	3/21/21	USD	5,400	74,464
3.40%(a)	3-month LIBOR	Citibank, N.A.	3/23/21	USD	5,500	64,298
3.51%(a)	3-month LIBOR	Citibank, N.A.	3/29/21	USD	10,500	37,003
3.58%(a)	3-month LIBOR	Citibank, N.A.	3/30/21	USD	7,900	(24,159)
3.58%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	3/30/21	USD	9,800	(29,970)

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	57

Schedule of Investments (continued)	BlackRock Total Return Portfolio II

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
3.55%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	3/31/21	USD	16,000	$(2,163)
3.60%(a)	3-month LIBOR	Deutsche Bank AG	4/01/21	USD	5,100	(22,157)
3.58%(a)	3-month LIBOR	Citibank, N.A.	4/04/21	USD	3,000	(5,918)
4.47%(a)	3-month LIBOR	Barclays Bank Plc	2/15/41	USD	3,700	(141,333)
4.20%(a)	3-month LIBOR	Deutsche Bank AG	3/22/41	USD	11,000	141,860
4.28%(b)	3-month LIBOR	Credit Suisse International	4/04/41	USD	4,400	(2,003)

Total						$354,421

(a)	Fund pays fixed interest rate and receives floating rate.
(b)	Fund pays floating interest rate and receives fixed rate.

•	Credit default swaps on single-name issues - sold protection outstanding as of March 31, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
Rogers Cable, Inc.	1.02%	Morgan Stanley Capital Services, Inc.	12/20/14	BBB	USD	14,200	$172,569

[1]	Using S&P’s rating.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement. See Note 2 of the Notes to Financial Statements.

•	Credit default swaps on traded indexes - sold protection outstanding as of March 31, 2011 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Average Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.IG Series 16 Version 1	1.00%	Morgan Stanley Capital Services, Inc.	6/20/16	BBB+	USD	39,990	$16,374

[1]	Using S&P’s rating of the underlying securities.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement. See Note 2 of the Notes to Financial Statements.

•	Total return swaps outstanding as of March 31, 2011 were as follows:

Interest Payable Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
6.50%	Credit Suisse International	1/12/38	USD	6,529	$56,283 [1]
6.50%	Goldman Sachs Bank USA	1/12/38	USD	9,927	(188,936)[1]
6.50%	JPMorgan Chase Bank, N.A.	1/12/38	USD	9,960	(155,161)[1]
6.50%	Morgan Stanley Capital Services, Inc.	1/12/38	USD	13,358	102,627 [1]

Total					$(185,187)

[1]	Based on the change in the return of the Markit IOS Index referencing the interest component of the 6.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Total Return Portfolio II

The following tables summarize the inputs used as of March 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$166,419,686	$46,070,574	$212,490,260
Corporate Bonds	–	537,016,147	5,937	537,022,084
Foreign Agency Obligations	–	95,923,487	–	95,923,487
Foreign Government Obligations	–	18,670,426	–	18,670,426
Non-Agency Mortgage-Backed Securities	–	413,684,205	16,237,664	429,921,869
Preferred Securities	$226,525	19,200,259	–	19,426,784
Taxable Municipal Bonds	–	39,912,895	–	39,912,895
U.S. Government Sponsored Agency Securities	–	2,830,574,553	–	2,830,574,553
U.S. Treasury Obligations	–	661,787,218	–	661,787,218
Short-Term Securities	3,269,254	521,775	–	3,791,029
Liabilities:
Investments:
Borrowed Bonds	–	(516,459)	–	(516,459)
TBA Sale Commitments	–	(1,805,389,231)	–	(1,805,389,231)

Total	$3,495,779	$2,977,804,961	$62,314,175	$3,043,614,915

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$188,943	–	$188,943
Foreign currency exchange contracts	–	2,275,318	–	2,275,318
Interest rate contracts	$3,981,967	18,062,350		22,044,317
Liabilities:
Foreign currency exchange contracts	–	(1,800,224)	–	(1,800,224)
Interest rate contracts	(3,152,464)	(31,937,909)	–	(35,090,373)

Total	$829,503	$(13,211,522)	–	$(12,382,019)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Non-Agency Mortgage-Backed Securities	Total
Assets:
Balance, as of September 30, 2010	$11,365,414	$17,812	$8,249,800	$19,633,026
Accrued discounts/premiums	4,933	–	3,912	8,845
Net realized gain (loss)	42	–	49,782	49,824
Net change in unrealized appreciation/depreciation[2]	1,121,779	(1,985,352)	(53,670)	(917,243)
Purchases	34,219,263	1,973,477	16,740,080	52,932,820
Sales	(640,857)	–	(502,440)	(1,143,297)
Transfers in3	–	–	–	–
Transfers out[3]	–	–	(8,249,800)	(8,249,800)

Balance, as of March 31, 2011	$46,070,574	$5,937	16,237,664	$62,314,175

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held at March 31, 2011 was $(917,243).

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

	Interest Rate Contracts
	Assets	Liabilities	Total
Balance, as of September 30, 2010	$201,207	$(313,244)	$(112,037)
Accrued discounts/premiums	–	–	–
Net realized gain (loss)	(148,389)	(743,708)	(892,097)
Net change in unrealized appreciation/depreciation[4]	771,729	3,518,563	4,290,292
Purchases	–	–	–
Issuances[5]	–	–	–
Sales	–	(591,259)	(591,259)
Settlements[6]	(824,547)	(2,016,301)	(2,840,848)
Transfers in7	–	–	–
Transfers out[7]	–	145,949	145,949

Balance, as of March 31, 2011	–	–	–

[4]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	59

Schedule of Investments (concluded)	BlackRock Total Return Portfolio II

swaps still held at March 31, 2011 was zero.

[5]	Issuances represent upfront cash received on certain derivative financial instruments.

[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

[7]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivatives is presented when the Fund had a significant amount of Level 3 investments and derivatives at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	MARCH 31, 2011

Statements of Assets and Liabilities

March 31, 2011 (Unaudited)	BlackRock Government Income Portfolio	BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock Total Return Portfolio II
Assets
Investments at value – unaffiliated[1,2]	$2,671,262,440	$3,838,361,047	$2,403,338,243	$4,866,814,451
Investments at value – affiliated[3]	55,040,025	158,731,831	209,950	3,269,254
Cash	996,364	4,270,690	2,277,583	179,864
Cash pledged as collateral for financial futures contracts	–	11,151,000	1,700,000	–
Cash pledged as collateral for swaps contracts	–	1,300,000	300,000	1,662,000
Foreign currency at value[4]	–	780,680	1,560,889	701,575
Swap premiums paid	–	2,445,542	–	277,651
TBA sale commitments receivable	1,567,272,867	–	92,937,359	1,802,843,234
Investments sold receivable	25,695,341	78,195,784	492,149,517	109,910,086
Capital shares sold receivable	1,840,150	31,014,517	6,797,516	4,617,566
Interest receivable	5,833,001	67,097,746	17,448,844	20,357,369
Unrealized appreciation on swaps	3,753,625	2,012,056	593,503	2,602,665
Margin variation receivable	7,352	308,098	300,768	69,267
Dividends receivable – affiliated	9,868	22,450	1,188	690
Receivable from advisor	7,599	1,385	29,409	42,442
Principal paydown receivable	34	–	4,751	–
Unrealized appreciation on foreign currency exchange contracts	–	80,004	641,424	748,726
Dividends receivable	–	207,552	–	–
Prepaid expenses	105,172	269,396	156,417	168,073
Other assets	–	3,777,290	–	–

Total assets	4,331,823,838	4,200,027,068	3,020,447,361	6,814,264,913

Liabilities
Investments purchased payable	1,803,404,282	142,864,412	855,931,331	2,168,128,301
TBA sale commitments at value[5]	1,568,582,147	–	93,724,375	1,805,389,231
Reverse repurchase agreements	–	–	255,174,700	675,311,358
Borrowed bonds at value[6]	–	–	–	516,459
Options written at value[7]	28,037,873	–	2,149,438	32,509,115
Unrealized depreciation on swaps	1,703,752	2,499,859	1,492,384	2,244,488
Interest expense payable	2,397,014	–	236,282	2,844,693
Cash received as collateral for swap contracts	300,000	2,700,000	–	–
Capital shares redeemed payable	2,276,244	8,084,873	14,349,732	4,776,860
Income dividends payable	1,069,561	5,290,655	891,139	2,146,823
Service and distribution fees payable	335,056	552,677	278,792	171,902
Investment advisory fees payable	241,311	1,512,509	487,938	622,315
Margin variation payable	69,901	–	–	441,447
Other affiliates payable	59,762	216,748	101,095	116,986
Officer’s and Trustees’ fees payable	13,953	19,867	15,523	22,075
Cash collateral on securities loaned at value	–	233,200	–	–
Unrealized depreciation on foreign currency exchange contracts	–	6,931,198	3,371,581	1,032,224
Swap premiums received	66,641	–	3,679,054	–
Other accrued expenses payable	928,763	970,821	731,403	892,473

Total liabilities	3,409,486,260	171,876,819	1,232,614,767	4,697,166,750

Net Assets	$922,337,578	$4,028,150,249	$1,787,832,594	$2,117,098,163

Net Assets Consist of
Paid-in capital	$993,126,140	$3,992,543,407	$1,863,652,578	$2,309,699,002
Undistributed net investment income	2,729,174	11,981,076	5,538,013	3,529,143
Accumulated net realized loss	(71,239,218)	(182,635,494)	(96,749,005)	(179,442,782)
Net unrealized appreciation/depreciation	(2,278,518)	206,261,260	15,391,008	(16,687,200)

Net Assets	$922,337,578	$4,028,150,249	$1,787,832,594	$2,117,098,163

[1] Investments at cost – unaffiliated	$2,680,222,099	$3,627,538,193	$2,380,385,650	$4,882,994,770
[2] Securities loaned	–	–	–	–
[3] Investments at cost – affiliated	$55,040,025	$158,731,831	$210,056	$3,269,254
[4] Foreign currency at cost	–	$781,729	$1,551,936	$684,881
[5] Proceeds from TBA sale commitments	$1,567,272,867	–	92,937,359	$1,802,843,234
[6] Proceeds received from borrowed bond agreements	–	–	–	$515,025
[7] Premiums received	$33,773,381	–	$2,239,111	$34,980,864

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	61

Statements of Assets and Liabilities (continued)

March 31, 2011 (Unaudited)	BlackRock Government Income Portfolio	BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock Total Return Portfolio II
Net Asset Value
BlackRock
Net assets	$115,026	$877,696,859	$401,676,478	$969,679,235

Shares outstanding[7]	10,723	112,133,620	41,609,650	104,742,935

Net asset value	$10.73	$7.83	$9.65	$9.26

Institutional
Net assets	$53,669,191	$1,208,154,476	$465,437,738	$730,431,235

Shares outstanding[7]	5,002,299	154,399,458	48,168,949	79,105,682

Net asset value	$10.73	$7.82	$9.66	$9.23

Service
Net assets	$1,686,943	$229,204,582	$614,965,543	$30,924,209

Shares outstanding[7]	157,321	29,284,245	63,670,365	3,347,289

Net asset value	$10.72	$7.83	$9.66	$9.24

Investor A
Net assets	$542,998,497	$1,442,473,079	$151,533,956	$256,694,998

Shares outstanding[7]	50,576,577	184,351,665	15,691,347	27,760,990

Net asset value	$10.74	$7.82	$9.66	$9.25

Investor A1
Net assets	–	–	$23,437,786	–

Shares outstanding[7]	–	–	2,424,299	–

Net asset value	–	–	$9.67	–

Investor B
Net assets	$6,768,166	$12,579,792	$3,330,473	$7,463,252

Shares outstanding[7]	630,212	1,607,315	344,637	807,804

Net asset value	$10.74	$7.83	$9.66	$9.24

Investor B1
Net assets	$64,138,324	$12,490,661	$514,945	–

Shares outstanding[7]	5,974,692	1,596,094	53,318	–

Net asset value	$10.74	$7.83	$9.66	–

[7]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	MARCH 31, 2011

Statements of Assets and Liabilities (concluded)

March 31, 2011 (Unaudited)	BlackRock Government Income Portfolio	BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock Total Return Portfolio II
Net asset value
Investor B2
Net assets	–	–	$2,769,357	–

Shares outstanding[7]	–	–	286,730	–

Net asset value	–	–	$9.66	–

Investor C
Net assets	$64,644,811	$195,583,593	$101,876,886	$121,540,881

Shares outstanding[7]	6,030,432	24,973,962	10,550,867	13,202,368

Net asset value	$10.72	$7.83	$9.66	$9.21

Investor C1
Net assets	$137,403,589	$26,645,484	$4,876,939	–

Shares outstanding[7]	12,819,737	3,400,208	504,926	–

Net asset value	$10.72	$7.84	$9.66	–

Investor C2
Net assets	–	–	$17,412,493	–

Shares outstanding[7]	–	–	1,802,876	–

Net asset value	–	–	$9.66	–

Class R
Net assets	$50,913,031	$23,321,723	–	$364,353

Shares outstanding[7]	4,745,154	2,981,028	–	39,382

Net asset value	$10.73	$7.82	–	$9.25

[7]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	63

Statements of Operations

Six Months Ended March 31, 2011 (Unaudited)	BlackRock Government Income Portfolio	BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock Total Return Portfolio II
Investment Income
Interest	$16,015,067	$119,932,194	$31,500,068	$50,380,628
Interest – affiliated	–	–	26,641	–
Dividends – affiliated	34,640	116,156	13,116	7,744
Dividends	–	849,513	–	9,307
Securities lending – affiliated	–	229	–	–

Total income	16,049,707	120,898,092	31,539,825	50,397,679

Expenses
Investment advisory	2,328,729	7,417,827	4,155,316	5,151,842
Service and distribution – class specific	2,108,852	2,730,490	1,701,320	1,065,518
Transfer agent – class specific	1,030,666	1,437,242	626,733	911,112
Administration	344,532	975,323	559,416	676,975
Custodian	195,323	100,627	73,299	197,951
Administration – class specific	119,412	335,348	210,997	234,631
Printing	72,236	162,389	108,893	108,065
Professional	46,737	91,108	53,075	47,093
Registration	35,334	83,820	48,572	37,258
Officer and Trustees	20,702	36,305	25,731	32,990
Miscellaneous	65,303	83,387	54,672	92,140
Recoupment of past waived fees – class specific	38	184,811	7,236	720

Total expenses excluding interest expense and fees	6,367,864	13,638,677	7,625,260	8,556,295
Interest expense[1]	89,717	–	323,673	438,681

Total expenses	6,457,581	13,638,677	7,948,933	8,994,976
Less fees waived by advisor	(890,218)	(47,598)	(1,459,438)	(1,413,398)
Less administration fees waived – class specific	(32,669)	(9,898)	(96,506)	(167,882)
Less transfer agent fees waived – class specific	(1,267)	(144)	(1,895)	(4,754)
Less transfer agent fees reimbursed – class specific	(49,259)	(9,583)	(168,870)	(131,564)
Less fees paid indirectly	(224)	(1,312)	(140)	(412)

Total expenses after fees waived, reimbursed and paid indirectly	5,483,944	13,570,142	6,222,084	7,276,966

Net investment income	10,565,763	107,327,950	25,317,741	43,120,713

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments – unaffiliated	(24,716,259)	44,863,819	5,951,719	(19,225,811)
Investments – affiliated	–	–	(30,657)	–
Options written	1,863,415	–	755,551	2,304,262
Financial futures contracts	(1,308,386)	(8,670,584)	185,427	(6,660,359)
Swaps	(5,599,927)	2,719,350	(1,594,036)	(10,610,463)
Foreign currency transactions	–	(12,657,414)	(2,253,498)	588,440

	(29,761,157)	26,255,171	3,014,506	(33,603,931)

Net change in unrealized appreciation/depreciation on:
Investments – unaffiliated	(29,401,980)	117,814,953	(13,390,758)	(72,131,258)
Investments – affiliated	–	–	9,386	–
Options written	16,820,101	–	1,851,535	11,754,954
Financial futures contracts	1,110,817	(637,903)	(2,185,060)	846,953
Swaps	4,731,636	471,284	165,056	15,809,245
Foreign currency transactions	–	4,146,989	1,906,665	(553,319)
Borrowed bonds	–	–	–	(1,434)

	(6,739,426)	121,795,323	(11,643,176)	(44,274,859)

Total realized and unrealized gain (loss)	(36,500,583)	148,050,494	(8,628,670)	(77,878,790)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(25,934,820)	$255,378,444	$16,689,071	$(34,758,077)

[1]	See Note 5 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	MARCH 31, 2011

Statements of Changes in Net Assets

	BlackRock Government Income Portfolio		BlackRock High Yield Bond Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010
Operations
Net investment income	$10,565,763	$39,355,044	$107,327,950	$191,096,289
Net realized gain (loss)	(29,761,157)	55,311,896	26,255,171	124,339,870
Net change in unrealized appreciation/depreciation	(6,739,426)	7,577,726	121,795,323	129,995,862

Net increase (decrease) in net assets resulting from operations	(25,934,820)	102,244,666	255,378,444	445,432,021

Dividends to Shareholders From
Net investment income:
BlackRock	(1,842)	(3,703)	(31,777,415)	(51,468,636)
Institutional	(947,468)	(2,501,724)	(32,006,215)	(46,268,708)
Service	(38,677)	(67,310)	(7,144,871)	(13,599,846)
Investor A	(9,087,478)	(23,843,754)	(37,991,232)	(62,139,706)
Investor B	(91,854)	(359,299)	(438,444)	(1,596,231)
Investor B1	(921,550)	(2,712,228)	(481,237)	(1,385,338)
Investor C	(832,758)	(2,207,120)	(5,276,401)	(8,504,340)
Investor C1	(1,801,015)	(4,798,194)	(863,719)	(1,928,713)
Class R	(789,259)	(2,020,226)	(735,373)	(1,219,526)

Decrease in net assets resulting from dividends to shareholders	(14,511,901)	(38,513,558)	(116,714,907)	(188,111,044)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(109,721,900)	(177,908,066)	1,181,131,029	251,970,845

Redemption Fees
Redemption fees	–	–	151,717	112,617

Net Assets
Total increase (decrease) in net assets	(150,168,621)	(114,176,958)	1,319,946,283	509,404,439
Beginning of period	1,072,506,199	1,186,683,157	2,708,203,966	2,198,799,527

End of period	$922,337,578	$1,072,506,199	$4,028,150,249	$2,708,203,966

Undistributed net investment income	$2,729,174	$6,675,312	$11,981,076	$21,368,033

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	65

Statements of Changes in Net Assets (concluded)

	BlackRock Low Duration Bond Portfolio		BlackRock Total Return Portfolio II
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 21011 (Unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010
Operations
Net investment income	$25,317,741	$41,428,695	$43,120,713	$96,900,979
Net realized gain (loss)	3,014,506	11,071,101	(33,603,931)	69,068,748
Net change in unrealized appreciation/depreciation	(11,643,176)	37,144,297	(44,274,859)	63,133,867

Net increase (decrease) in net assets resulting from operations	16,689,071	89,644,093	(34,758,077)	229,103,594

Dividends to Shareholders From
Net investment income:
BlackRock	(4,910,329)	(10,787,120)	(22,813,209)	(56,714,643)
Institutional	(6,145,783)	(9,536,406)	(16,318,116)	(32,715,798)
Service	(9,172,195)	(15,208,911)	(696,094)	(1,812,230)
Investor A	(2,324,377)	(5,066,385)	(5,491,922)	(11,610,358)
Investor A1	(335,703)	(842,934)	–	–
Investor B	(36,899)	(179,273)	(141,544)	(447,144)
Investor B1	(5,555)	(17,257)	–	–
Investor B2	(39,097)	(126,839)	–	–
Investor C	(996,050)	(2,074,601)	(2,186,831)	(4,479,741)
Investor C1	(52,078)	(159,374)	–	–
Investor C2	(220,958)	(577,756)	–	–
Class R	–	–	(7,206)	(14,964)

Decrease in net assets resulting from dividends to shareholders	(24,239,024)	(44,576,856)	(47,654,922)	(107,794,878)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	147,731,570	484,983,741	(131,932,996)	(245,933,152)

Net Assets
Total increase (decrease) in net assets	140,181,617	530,050,978	(214,345,995)	(124,624,436)
Beginning of period	1,647,650,977	1,117,599,999	2,331,444,158	2,456,068,594

End of period	$1,787,832,594	$1,647,650,977	$2,117,098,163	$2,331,444,158

Undistributed net investment income	$5,538,013	$4,459,296	$3,529,143	$8,063,352

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	MARCH 31, 2011

Statements of Cash Flows

Six Months Ended March 31, 2011 (Unaudited)	BlackRock Low Duration Bond Portfolio	BlackRock Total Return Portfolio II
Cash Used in Operating Activities
Net increase in net assets resulting from operations:	$16,689,071	$(34,758,077)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities
(Increase) decrease in dividends receivable - affiliated	(178)	1,884
Increase in interest receivable	(1,148,073)	(1,589,757)
Increase in prepaid expenses	(59,711)	(46,950)
(Decrease) increase in investment advisory fees payable	80,671	(109,517)
Increase (decrease) in swap premiums received	75,298	(3,096,956)
Increase in other affiliates payable	37,140	28,070
(Increase) decrease in receivable from advisor	10,420	(27,530)
(Increase) decrease in cash pledged as collateral swap contracts	(300,000)	(1,662,000)
Increase in cash pledged as collateral for financial futures contracts	(1,700,000)	–
Increase in TBA sale commitments receivable	(92,937,359)	(397,691,031)
Decrease in receivable from principal paydowns	722,465	599,510
Decrease in TBA sale commitments	93,724,375	404,664,241
Increase (decrease) in other accrued expenses payable	(29,950)	147,467
Increase in swaps premium paid	–	(277,651)
Increase in interest expense payable	195,686	541,369
Decrease in collateral received for swap contracts	–	(4,600,000)
Decrease in cash collateral on reverse repurchase agreements	–	(297,000)
Decrease in net margin variation payable	(257,655)	(26,141)
Net change in unrealized (appreciation)/depreciation	10,577,765	37,593,849
Net realized (gain) loss from sales of long-term investments	(6,948,280)	26,364,926
Net change in options written at value	(4,185,545)	(13,006,215)
Amortization of premium and accretion of discount on investments	6,835,454	1,455,362
Proceeds from sales and paydowns of long-term investments	2,209,451,318	19,452,294,074
Purchases of long-term investments	(2,318,937,028)	(19,426,870,508)
Net proceeds from sales of short-term securities	209,423	28,459,555

Cash used in operating activities	(87,894,693)	68,090,974

Cash Provided by Financing Activities
Cash receipts from borrowings	46,832,485,806	99,996,524,143
Cash payments from borrowings	(46,869,060,686)	(99,865,635,989)
Proceeds from shares sold	526,275,724	252,208,961
Shares redeemed	(392,770,221)	(423,941,202)
Cash dividends paid to shareholders	(3,098,759)	(6,800,299)
Decrease in bank overdrafts	(488,962)	(20,358,625)

Cash provided by financing activities	93,342,902	(68,003,011)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(1,984,807)	553,193

Cash
Net increase (decrease) in cash	3,463,402	641,156
Cash and foreign currency at beginning of period	375,070	240,283

Cash and foreign currency at ending of period	$3,838,472	$881,439

Cash Flow Information
Cash paid during the period for interest	$127,987	$–

Noncash Financing Activities
Capital shares issued in reinvestment of dividends paid to shareholders	$21,072,193	$40,855,293

A Statement of Cash Flows is presented when the Fund had a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to total assets.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	67

Financial Highlights	BlackRock Government Income Portfolio

	BlackRock Shares						Institutional Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,			Period October 2, 2006[1] to September 30, 2007
		2010	2009	2008	2007	2006		2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$11.16	$10.49	$10.15	$10.34	$10.75	$10.91	$11.16	$10.49	$10.15	$10.33	$10.73

Net investment income[2]	0.15	0.45	0.45	0.53	0.55	0.50	0.14	0.43	0.43	0.50	0.53
Net realized and unrealized gain (loss)	(0.43)	0.67	0.38	(0.17)	(0.46)	(0.19)	(0.43)	0.67	0.38	(0.16)	(0.42)

Net increase (decrease) from investment operations	(0.28)	1.12	0.83	0.36	0.09	0.31	(0.29)	1.10	0.81	0.34	0.11

Dividends from net investment income	(0.15)	(0.45)	(0.49)	(0.55)	(0.50)	(0.47)	(0.14)	(0.43)	(0.47)	(0.52)	(0.51)

Net asset value, end of period	$10.73	$11.16	$10.49	$10.15	$10.34	$10.75	$10.73	$11.16	$10.49	$10.15	$10.33

Total Investment Return[3]
Based on net asset value	(2.13)%[4]	10.94%	8.35%	3.39%	1.19%	2.96%	(2.22)%[4]	10.74%	8.15%	3.24%	1.05%[4]

Ratios to Average Net Assets
Total expenses	0.72%[5]	0.87%	0.85%	0.91%	0.78%	0.70%	0.84%[5]	1.02%	1.02%	1.50%	1.12%[5]

Total expenses after fees waived, reimbursed and paid indirectly	0.47%[5]	0.56%	0.50%	0.62%	0.59%	0.45%	0.66%[5]	0.74%	0.73%	1.16%	0.94%[5]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and excise tax	0.45%[5]	0.45%	0.45%	0.45%	0.45%	0.45%	0.64%[5]	0.64%	0.68%	0.70%	0.67%[5]

Net investment income	2.82%[5]	4.28%	4.38%	5.03%	5.13%	4.65%	2.61%[5]	4.08%	4.11%	4.76%	5.00%[5]

Supplemental Data
Net assets, end of period (000)	$115	$86	$88	$5	$6	$9,440	$53,669	$60,653	$74,994	$168,551	$272,012

Portfolio turnover	306%[6]	1,464%[7]	2,008%[8]	5,424%[9]	1,659%	551%	306%[6]	1,464%[7]	2,008%[8]	5,424%[9]	1,659%

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	MARCH 31, 2011

Financial Highlights (continued)	BlackRock Government Income Portfolio

	Service Shares						Investor A Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$11.16	$10.49	$10.14	$10.33	$10.74	$10.90	$11.17	$10.50	$10.15	$10.34	$10.75	$10.91

Net investment income[2]	0.13	0.50	0.42	0.49	0.53	0.46	0.13	0.41	0.41	0.48	0.50	0.45
Net realized and unrealized gain (loss)	(0.44)	0.57	0.38	(0.16)	(0.44)	(0.19)	(0.43)	0.66	0.39	(0.17)	(0.42)	(0.19)

Net increase (decrease) from investment operations	(0.31)	1.07	0.80	0.33	0.09	0.27	(0.30)	1.07	0.80	0.31	0.08	0.26

Dividends from net investment income	(0.13)	(0.40)	(0.45)	(0.52)	(0.50)	(0.43)	(0.13)	(0.40)	(0.45)	(0.50)	(0.49)	(0.42)

Net asset value, end of period	$10.72	$11.16	$10.49	$10.14	$10.33	$10.74	$10.74	$11.17	$10.50	$10.15	$10.34	$10.75

Total Investment Return[3]
Based on net asset value	(2.40)%[4]	10.49%	8.07%	3.08%	0.86%	2.57%	(2.33)%[4]	10.44%	8.00%	2.92%	0.73%	2.52%

Ratios to Average Net Assets
Total expenses	1.02%[5]	1.10%	1.11%	1.60%	6.95%	1.05%	1.08%[5]	1.19%	1.12%	1.69%	1.40%	1.20%

Total expenses excluding recoupment of past waived fees	1.02%[5]	1.07%	1.11%	1.60%	6.95%	1.05%	1.08%[5]	1.19%	1.12%	1.69%	1.40%	1.20%

Total expenses after fees waived, reimbursed and paid indirectly	0.84%[5]	0.92%	0.89%	1.40%	1.19%	0.82%	0.90%[5]	1.00%	0.95%	1.49%	1.20%	0.89%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and excise tax	0.82%[5]	0.81%	0.84%	0.76%	0.72%	0.82%	0.88%[5]	0.90%	0.90%	0.92%	0.92%	0.89%

Net investment income	2.42%[5]	4.65%	3.98%	4.65%	5.06%	4.28%	2.35%[5]	3.85%	3.95%	4.51%	4.75%	4.22%

Supplemental Data
Net assets, end of period (000)	$1,687	$4,265	$1,083	$844	$768	$133	$542,998	$624,949	$697,947	$773,275	$928,828	$310,258

Portfolio turnover	306%[6]	1,464%[7]	2,008%[8]	5,424%[9]	1,659%	551%	306%[6]	1,464%[7]	2,008%[8]	5,424%[9]	1,659%	551%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 171%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 896%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,449%.
[9]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 3,875%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	69

Financial Highlights (continued)	BlackRock Government Income Portfolio

	Investor B Shares						Investor B1 Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,			Period October 2, 2006[1] to September 30, 2007
		2010	2009	2008	2007	2006		2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$11.18	$10.50	$10.15	$10.34	$10.75	$10.91	$11.17	$10.50	$10.15	$10.34	$10.74

Net investment income[2]	0.08	0.31	0.33	0.39	0.42	0.36	0.10	0.35	0.36	0.42	0.44
Net realized and unrealized gain (loss)	(0.44)	0.68	0.39	(0.16)	(0.42)	(0.18)	(0.43)	0.66	0.38	(0.17)	(0.41)

Net increase from investment operations	(0.36)	0.99	0.72	0.23	–	0.18	(0.33)	1.01	0.74	0.25	0.03

Dividends from net investment income	(0.08)	(0.31)	(0.37)	(0.42)	(0.41)	(0.34)	(0.10)	(0.34)	(0.39)	(0.44)	(0.43)

Net asset value, end of period	$10.74	$11.18	$10.50	$10.15	$10.34	$10.75	$10.74	$11.17	$10.50	$10.15	$10.34

Total Investment Return[3]
Based on net asset value	(2.84)%[4]	9.65%	7.18%	2.09%	(0.04)%	1.67%	(2.62)%[4]	9.83%	7.45%	2.37%	0.26%[4]

Ratios to Average Net Assets
Total expenses	1.96%[5]	2.02%	1.90%	2.51%	2.09%	1.94%	1.69%[5]	1.79%	1.69%	2.24%	2.00%[5]

Total expenses excluding recoupment of past waived fees	1.96%[5]	2.02%	1.90%	2.51%	2.09%	1.94%	1.69%[5]	1.79%	1.69%	2.24%	2.00%[5]

Total expenses after fees waived, reimbursed and paid indirectly	1.78%[5]	1.83%	1.73%	2.31%	1.92%	1.72%	1.49%[5]	1.56%	1.48%	2.01%	1.71%[5]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and excise tax	1.76%[5]	1.72%	1.68%	1.72%	1.68%	1.72%	1.47%[5]	1.45%	1.42%	1.45%	1.46%[5]

Net investment income	1.46%[5]	2.96%	3.18%	3.74%	3.99%	3.37%	1.76%[5]	3.28%	3.42%	3.98%	4.22%[5]

Supplemental Data
Net assets, end of period (000)	$6,768	$9,340	$16,801	$21,196	$24,133	$32,098	$64,138	$78,811	$96,244	$124,733	$161,302

Portfolio turnover	306%[6]	1,464%[7]	2,008%[8]	5,424%[9]	1,659%	551%	306%[6]	1,464%[7]	2,008%[8]	5,424%[9]	1,659%

See Notes to Financial Statements.

70	BLACKROCK FUNDS II	MARCH 31, 2011

Financial Highlights (continued)	BlackRock Government Income Portfolio

	Investor C Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$11.16	$10.48	$10.14	$10.33	$10.73	$10.89

Net investment income[2]	0.08	0.32	0.33	0.38	0.42	0.37
Net realized and unrealized gain (loss)	(0.44)	0.67	0.37	(0.16)	(0.41)	(0.19)

Net increase (decrease) from investment operations	(0.36)	0.99	0.70	0.22	0.01	0.18

Dividends from net investment income	(0.08)	(0.31)	(0.36)	(0.41)	(0.41)	(0.34)

Net asset value, end of period	$10.72	$11.16	$10.48	$10.14	$10.33	$10.73

Total Investment Return[3]
Based on net asset value	(2.83)%[4]	9.63%	7.01%	2.01%	0.05%	1.76%

Ratios to Average Net Assets
Total expenses	1.93%[5]	2.04%	1.98%	2.65%	2.13%	1.85%

Total expenses excluding recoupment of past waived fees	1.93%[5]	2.03%	1.97%	2.65%	2.13%	1.85%

Total expenses after fees waived, reimbursed and paid indirectly	1.75%[5]	1.85%	1.80%	2.42%	1.95%	1.63%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and excise tax	1.74%[5]	1.75%	1.75%	1.80%	1.68%	1.63%

Net investment income	1.50%[5]	3.05%	3.13%	3.70%	4.01%	3.48%

Supplemental Data
Net assets, end of period (000)	$64,645	$80,514	$79,047	$56,398	$36,207	$34,062

Portfolio turnover	306%[6]	1,464%[7]	2,008%[8]	5,424%[9]	1,659%	551%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 171%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 896%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,449%.
[9]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 3,875%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	71

Financial Highlights (concluded)	BlackRock Government Income Portfolio

	Investor C1 Shares					Class R Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,			Period October 2, 2006[1] to September 30, 2007	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,			Period October 2, 2006[1] to September 30, 2007
		2010	2009	2008			2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$11.15	$10.48	$10.14	$10.32	$10.72	$11.17	$10.49	$10.15	$10.33	$10.74

Net investment income[2]	0.09	0.34	0.35	0.41	0.44	0.11	0.38	0.38	0.44	0.47
Net realized and unrealized gain (loss)	(0.43)	0.66	0.37	(0.15)	(0.42)	(0.44)	0.67	0.38	(0.15)	(0.42)

Net increase (decrease) from investment operations	(0.34)	1.00	0.72	0.26	0.02	(0.33)	1.05	0.76	0.29	0.05

Dividends from net investment income	(0.09)	(0.33)	(0.38)	(0.44)	(0.42)	(0.11)	(0.37)	(0.42)	(0.47)	(0.46)

Net asset value, end of period	$10.72	$11.15	$10.48	$10.14	$10.32	$10.73	$11.17	$10.49	$10.15	$10.33

Total Investment Return[3]
Based on net asset value	(2.65)%[4]	9.77%	7.24%	2.39%	0.19%[4]	(2.58)%[4]	10.21%	7.56%	2.71%	0.41%[4]

Ratios to Average Net Assets
Total expenses	1.80%[5]	1.91%	1.84%	2.41%	2.16%[5]	1.50%[5]	1.61%	1.54%	2.14%	1.86%[5]

Total expenses after fees waived, reimbursed and paid indirectly	1.55%[5]	1.63%	1.58%	2.10%	1.80%[5]	1.23%[5]	1.31%	1.26%	1.80%	1.51%[5]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and excise tax	1.53%[5]	1.53%	1.52%	1.53%	1.53%[5]	1.21%[5]	1.21%	1.21%	1.21%	1.21%[5]

Net investment income	1.71%[5]	3.23%	3.33%	3.90%	4.16%[5]	2.02%[5]	3.58%	3.64%	4.21%	4.51%[5]

Supplemental Data
Net assets, end of period (000)	$137,404	$152,153	$158,989	$167,822	$185,006	$50,913	$61,734	$61,490	$60,997	$48,025

Portfolio turnover	306%[6]	1,464%[7]	2,008%[8]	5,424%[9]	1,659%	306%[6]	1,464%[7]	2,008%[8]	5,424%[9]	1,659%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 171%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 896%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,449%.
[9]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 3,875%.

See Notes to Financial Statements.

72	BLACKROCK FUNDS II	MARCH 31, 2011

Financial Highlights	BlackRock High Yield Bond Portfolio

	BlackRock Shares						Institutional Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$7.48	$6.68	$6.61	$7.98	$7.92	$8.09	$7.47	$6.68	$6.61	$7.98	$7.92	$8.09

Net investment income[1]	0.26	0.61	0.62	0.62	0.63	0.58	0.26	0.60	0.62	0.62	0.62	0.58
Net realized and unrealized gain (loss)[2]	0.36	0.79	0.07	(1.34)	0.04	0.00 [3]	0.36	0.78	0.06	(1.35)	0.05	(0.01)

Net increase (decrease) from investment operations	0.62	1.40	0.69	(0.72)	0.67	0.58	0.62	1.38	0.68	(0.73)	0.67	0.57

Dividends and distributions from:
Net investment income	(0.27)	(0.60)	(0.62)	(0.65)	(0.61)	(0.61)	(0.27)	(0.59)	(0.61)	(0.64)	(0.61)	(0.60)
Net realized gain	–	–	–	–	–	(0.14)	–	–	–	–	–	(0.14)

Total dividends and distributions	(0.27)	(0.60)	(0.62)	(0.65)	(0.61)	(0.75)	(0.27)	(0.59)	(0.61)	(0.64)	(0.61)	(0.74)

Net asset value, end of period	$7.83	$7.48	$6.68	$6.61	$7.98	$7.92	$7.82	$7.47	$6.68	$6.61	$7.98	$7.92

Total Investment Return[4,5]
Based on net asset value	8.62%[6]	21.72%	12.82%	(9.61)%	8.66%	7.67%	8.58%[6]	21.43%	12.75%	(9.66)%	8.59%	7.57%

Ratios to Average Net Assets
Total expenses	0.58%[7]	0.61%	0.63%	0.68%	0.72%	0.71%	0.67%[7]	0.71%	0.69%	0.71%	0.73%	0.76%

Total expenses excluding recoupment of past waived fees	0.58%[7]	0.61%	0.63%	0.68%	0.72%	0.71%	0.66%[7]	0.71%	0.69%	0.71%	0.73%	0.76%

Total expenses after fees waived, reimbursed and paid indirectly	0.58%[7]	0.58%	0.56%	0.58%	0.60%	0.55%	0.66%[7]	0.67%	0.63%	0.64%	0.66%	0.64%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.58%[7]	0.58%	0.56%	0.55%	0.55%	0.55%	0.66%[7]	0.67%	0.63%	0.61%	0.61%	0.63%

Net investment income	6.87%[7]	8.53%	10.95%	8.38%	7.75%	7.41%	6.72%[7]	8.38%	10.98%	8.31%	7.68%	7.35%

Supplemental Data
Net assets, end of period (000)	$877,697	$725,724	$615,626	$369,888	$317,610	$219,996	$1,208,154	$738,474	$502,356	$341,461	$372,129	$174,190

Portfolio turnover	49%	113%	99%	65%	69%	105%	49%	113%	99%	65%	69%	105%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Aggregate total investment return.
[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	73

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Service Shares						Investor A Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$7.48	$6.68	$6.61	$7.98	$7.93	$8.09	$7.47	$6.68	$6.61	$7.98	$7.92	$8.09

Net investment income[1]	0.25	0.58	0.60	0.59	0.60	0.56	0.25	0.58	0.60	0.59	0.59	0.55
Net realized and unrealized gain (loss)[2]	0.35	0.79	0.07	(1.34)	0.04	0.00 [3]	0.36	0.78	0.06	(1.34)	0.05	0.00 [3]

Net increase (decrease) from investment operations	0.60	1.37	0.67	(0.75)	0.64	0.56	0.61	1.36	0.66	(0.75)	0.64	0.55

Dividends and distributions from:
Net investment income	(0.25)	(0.57)	(0.60)	(0.62)	(0.59)	(0.58)	(0.26)	(0.57)	(0.59)	(0.62)	(0.58)	(0.58)
Net realized gain	–	–	–	–	–	(0.14)	–	–	–	–	–	(0.14)

Total dividends and distributions	(0.25)	(0.57)	(0.60)	(0.62)	(0.59)	(0.72)	(0.26)	(0.57)	(0.59)	(0.62)	(0.58)	(0.72)

Net asset value, end of period	$7.83	$7.48	$6.68	$6.61	$7.98	$7.93	$7.82	$7.47	$6.68	$6.61	$7.98	$7.92

Total Investment Return[4,5]
Based on net asset value	8.41%[6]	21.21%	12.37%	(10.00)%	8.14%	7.43%	8.43%[6]	20.99%	12.36%	(9.98)%	8.22%	7.22%

Ratios to Average Net Assets
Total expenses	1.01%[7]	1.02%	1.04%	1.10%	1.04%	1.00%	0.95%[7]	1.05%	1.16%	1.25%	1.24%	1.24%

Total expenses excluding recoupment of past waived fees	0.97%[7]	1.02%	1.02%	1.10%	1.04%	1.00%	0.94%[7]	1.05%	1.16%	1.25%	1.24%	1.24%

Total expenses after fees waived, reimbursed and paid indirectly	1.00%[7]	1.00%	0.96%	1.02%	0.96%	0.88%	0.95%[7]	1.04%	0.98%	0.99%	1.01%	0.96%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.00%[7]	1.00%	0.96%	0.99%	0.91%	0.88%	0.95%[7]	1.04%	0.98%	0.96%	0.96%	0.96%

Net investment income	6.41%[7]	8.10%	10.69%	7.91%	7.36%	7.09%	6.38%[7]	8.05%	10.67%	7.95%	7.32%	6.98%

Supplemental Data
Net assets, end of period (000)	$229,205	$173,027	$163,915	$147,534	$184,474	$231,543	$1,442,473	$848,953	$731,290	$592,845	$586,748	$423,297

Portfolio turnover	49%	113%	99%	65%	69%	105%	49%	113%	99%	65%	69%	105%

See Notes to Financial Statements.

74	BLACKROCK FUNDS II	MARCH 31, 2011

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor B Shares						Investor B1 Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,			Period October 2, 2006[8] to September 30, 2007
		2010	2009	2008	2007	2006		2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$7.47	$6.68	$6.61	$7.98	$7.92	$8.09	$7.47	$6.68	$6.61	$7.98	$7.92

Net investment income[1]	0.22	0.53	0.56	0.54	0.54	0.50	0.23	0.55	0.58	0.56	0.56
Net realized and unrealized gain (loss)[2]	0.36	0.77	0.06	(1.35)	0.04	(0.01)	0.37	0.78	0.06	(1.35)	0.04

Net increase (decrease) from investment operations	0.58	1.30	0.62	(0.81)	0.58	0.49	0.60	1.33	0.64	(0.79)	0.60

Dividends and distributions from:
Net investment income	(0.22)	(0.51)	(0.55)	(0.56)	(0.52)	(0.52)	(0.24)	(0.54)	(0.57)	(0.58)	(0.54)
Net realized gain	–	–	–	–	–	(0.14)	–	–	–	–	–

Total dividends and distributions	(0.22)	(0.51)	(0.55)	(0.56)	(0.52)	(0.66)	(0.24)	(0.54)	(0.57)	(0.58)	(0.54)

Net asset value, end of period	$7.83	$7.47	$6.68	$6.61	$7.98	$7.92	$7.83	$7.47	$6.68	$6.61	$7.98

Total Investment Return[4,5]
Based on net asset value	8.12%[6]	20.11%	11.55%	(10.66)%	7.44%	6.43%	8.30%[6]	20.50%	11.86%	(10.39)%	7.68%[6]

Ratios to Average Net Assets
Total expenses	1.79%[7]	1.79%	1.85%	1.85%	1.84%	1.89%	1.45%[7]	1.46%	1.55%	1.52%	1.57%[7]

Total expenses excluding recoupment of past waived fees	1.79%[7]	1.79%	1.84%	1.85%	1.84%	1.89%	1.45%[7]	1.46%	1.55%	1.52%	1.57%[7]

Total expenses after fees waived, reimbursed and paid indirectly	1.79%[7]	1.78%	1.72%	1.74%	1.74%	1.71%	1.45%[7]	1.46%	1.43%	1.45%	1.48%[7]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.79%[7]	1.78%	1.72%	1.70%	1.69%	1.71%	1.45%[7]	1.46%	1.43%	1.42%	1.43%[7]

Net investment income	5.71%[7]	7.47%	10.11%	7.23%	6.61%	6.31%	6.04%[7]	7.73%	10.47%	7.52%	6.90%[7]

Supplemental Data
Net assets, end of period (000)	$12,580	$15,540	$27,218	$38,234	$66,014	$87,651	$12,491	$15,694	$21,173	$40,215	$82,924

Portfolio turnover	49%	113%	99%	65%	69%	105%	49%	113%	99%	65%	69%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Aggregate total investment return.
[7]	Annualized.
[8]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	75

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor C Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$7.48	$6.68	$6.62	$7.98	$7.93	$8.10

Net investment income[1]	0.22	0.52	0.56	0.54	0.53	0.50
Net realized and unrealized gain (loss)[2]	0.36	0.80	0.05	(1.34)	0.04	(0.01)

Net increase (decrease) from investment operations	0.58	1.32	0.61	(0.80)	0.57	0.49

Dividends and distributions from:
Net investment income	(0.23)	(0.52)	(0.55)	(0.56)	(0.52)	(0.52)
Net realized gain	–	–	–	–	–	(0.14)

Total dividends and distributions	(0.23)	(0.52)	(0.55)	(0.56)	(0.52)	(0.66)

Net asset value, end of period	$7.83	$7.48	$6.68	$6.62	$7.98	$7.93

Total Investment Return[3,4]
Based on net asset value	8.03%[5]	20.32%	11.35%	(10.53)%	7.29%	6.42%

Ratios to Average Net Assets
Total expenses	1.69%[6]	1.72%	1.80%	1.85%	1.81%	1.86%

Total expenses excluding recoupment of past waived fees	1.67%[6]	1.72%	1.80%	1.85%	1.81%	1.86%

Total expenses after fees waived, reimbursed and paid indirectly	1.69%[6]	1.72%	1.72%	1.74%	1.73%	1.71%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.69%[6]	1.72%	1.72%	1.71%	1.68%	1.71%

Net investment income	5.70%[6]	7.31%	9.78%	7.19%	6.59%	6.28%

Supplemental Data
Net assets, end of period (000)	$195,584	$144,224	$99,250	$60,524	$70,573	$51,917

Portfolio turnover	49%	113%	99%	65%	69%	105%

See Notes to Financial Statements.

76	BLACKROCK FUNDS II	MARCH 31, 2011

Financial Highlights (concluded)	BlackRock High Yield Bond Portfolio

	Investor C1 Shares					Class R Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,			Period October 2, 2006[7] to September 30, 2007	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,			Period October 2, 2006[7] to September 30, 2007
		2010	2009	2008			2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$7.48	$6.69	$6.62	$7.99	$7.93	$7.47	$6.67	$6.61	$7.98	$7.92

Net investment income[1]	0.23	0.54	0.57	0.56	0.55	0.24	0.56	0.59	0.58	0.58
Net realized and unrealized gain (loss)[2]	0.36	0.78	0.06	(1.35)	0.05	0.35	0.79	0.05	(1.35)	0.04

Net increase (decrease) from investment operations	0.59	1.32	0.63	(0.79)	0.60	0.59	1.35	0.64	(0.77)	0.62

Dividends from net investment income	(0.23)	(0.53)	(0.56)	(0.58)	(0.54)	(0.24)	(0.55)	(0.58)	(0.60)	(0.56)

Net asset value, end of period	$7.84	$7.48	$6.69	$6.62	$7.99	$7.82	$7.47	$6.67	$6.61	$7.98

Total Investment Return[3,4]
Based on net asset value	8.25%[5]	20.34%	11.75%	(10.45)%	7.60%[5]	8.25%[5]	20.89%	11.95%	(10.17)%	7.95%[5]

Ratios to Average Net Assets
Total expenses	1.52%[6]	1.56%	1.64%	1.62%	1.65%[6]	1.40%[6]	1.51%	1.71%	1.69%	1.55%[6]

Total expenses after fees waived, reimbursed and paid indirectly	1.52%[6]	1.56%	1.51%	1.52%	1.54%[6]	1.28%[6]	1.28%	1.20%	1.20%	1.22%[6]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.52%[6]	1.55%	1.51%	1.49%	1.49%[6]	1.28%[6]	1.28%	1.20%	1.17%	1.17%[6]

Net investment income	5.94%[6]	7.55%	10.22%	7.43%	6.82%[6]	6.16%[6]	7.74%	10.43%	7.75%	7.16%[6]

Supplemental Data
Net assets, end of period (000)	$26,645	$26,266	$25,781	$29,269	$42,885	$23,322	$20,303	$12,190	$9,159	$7,189

Portfolio turnover	49%	113%	99%	65%	69%	49%	113%	99%	65%	69%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	77

Financial Highlights	BlackRock Low Duration Bond Portfolio

	BlackRock Shares						Institutional Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$9.69	$9.38	$9.33	$9.95	$9.86	$9.92	$9.70	$9.39	$9.34	$9.96	$9.87	$9.93

Net investment income[1]	0.15	0.31	0.39	0.47	0.44	0.40	0.15	0.31	0.38	0.47	0.44	0.38
Net realized and unrealized gain (loss)	(0.04)	0.34	0.05	(0.63)	0.09	(0.05)	(0.05)	0.33	0.06	(0.63)	0.09	(0.04)

Net increase (decrease) from investment operations	0.11	0.65	0.44	(0.16)	0.53	0.35	0.10	0.64	0.44	(0.16)	0.53	0.34

Dividends from net investment income	(0.15)	(0.34)	(0.39)	(0.46)	(0.44)	(0.41)	(0.14)	(0.33)	(0.39)	(0.46)	(0.44)	(0.40)

Net asset value, end of period	$9.65	$9.69	$9.38	$9.33	$9.95	$9.86	$9.66	$9.70	$9.39	$9.34	$9.96	$9.87

Total Investment Return[2]
Based on net asset value	1.09%[3]	7.03%	5.02%	(1.68)%	5.55%	3.61%	1.07%[3]	6.98%	4.98%	(1.73)%	5.50%	3.51%

Ratios to Average Net Assets
Total expenses	0.64%[4]	0.79%	0.69%	0.69%	0.66%	0.68%	0.75%[4]	0.90%	0.76%	0.78%	0.67%	0.73%

Total expenses after fees waived, reimbursed and paid indirectly	0.45%[4]	0.56%	0.43%	0.42%	0.40%	0.41%	0.49%[4]	0.61%	0.46%	0.47%	0.44%	0.50%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.41%[4]	0.42%	0.41%	0.40%	0.40%	0.40%	0.45%[4]	0.46%	0.44%	0.45%	0.44%	0.49%

Net investment income	3.11%[4]	3.27%	4.37%	4.79%	4.50%	4.02%	3.08%[4]	3.22%	4.30%	4.74%	4.46%	3.88%

Supplemental Data
Net assets, end of period (000)	$401,676	$289,968	$224,546	$302,436	$419,426	$540,714	$465,438	$306,895	$262,138	$345,204	$223,922	$218,192

Portfolio turnover	125%[5]	140%[6]	154%[7]	149%[8]	148%	72%	125%[5]	140%[6]	154%[7]	149%[8]	148%	72%

See Notes to Financial Statements.

78	BLACKROCK FUNDS II	MARCH 31, 2011

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Service Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$9.70	$9.38	$9.34	$9.96	$9.87	$9.93

Net investment income[1]	0.14	0.27	0.35	0.43	0.41	0.35
Net realized and unrealized gain (loss)	(0.05)	0.35	0.04	(0.62)	0.09	(0.04)

Net increase (decrease) from investment operations	0.09	0.62	0.39	(0.19)	0.50	0.31

Dividends from net investment income	(0.13)	(0.30)	(0.35)	(0.43)	(0.41)	(0.37)

Net asset value, end of period	$9.66	$9.70	$9.38	$9.34	$9.96	$9.87

Total Investment Return[2]
Based on net asset value	0.92%[3]	6.74%	4.49%	(2.06)%	5.17%	3.19%

Ratios to Average Net Assets
Total expenses	0.95%[4]	1.12%	1.06%	1.04%	0.99%	1.04%

Total expenses excluding recoupment of past waived fees	0.95%[4]	1.12%	1.06%	1.04%	0.99%	1.04%

Total expenses after fees waived, reimbursed and paid indirectly	0.78%[4]	0.93%	0.82%	0.81%	0.76%	0.82%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.75%[4]	0.78%	0.80%	0.79%	0.76%	0.81%

Net investment income	2.81%[4]	2.82%	3.90%	4.41%	4.14%	3.59%

Supplemental Data
Net assets, end of period (000)	$614,966	$694,407	$373,497	$250,955	$251,037	$246,965

Portfolio turnover	125%[5]	140%[6]	154%[7]	149%[8]	148%	72%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 83%.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 126%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.
[8]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 63%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	79

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor A Shares						Investor A1 Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,			Period October 2, 2006[1] to September 30, 2007
		2010	2009	2008	2007	2006		2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.70	$9.38	$9.34	$9.96	$9.87	$9.93	$9.71	$9.39	$9.34	$9.96	$9.88

Net investment income[2]	0.13	0.27	0.34	0.43	0.41	0.35	0.14	0.29	0.37	0.45	0.42
Net realized and unrealized gain (loss)	(0.04)	0.35	0.05	(0.63)	0.09	(0.04)	(0.05)	0.35	0.05	(0.63)	0.08

Net increase (decrease) from investment operations	0.09	0.62	0.39	(0.20)	0.50	0.31	0.09	0.64	0.42	(0.18)	0.50

Dividends from net investment income	(0.13)	(0.30)	(0.35)	(0.42)	(0.41)	(0.37)	(0.13)	(0.32)	(0.37)	(0.44)	(0.42)

Net asset value, end of period	$9.66	$9.70	$9.38	$9.34	$9.96	$9.87	$9.67	$9.71	$9.39	$9.34	$9.96

Total Investment Return[3]
Based on net asset value	0.91%[4]	6.71%	4.50%	(2.08)%	5.15%	3.18%	0.98%[4]	6.89%	4.77%	(1.90)%	5.18%[4]

Ratios to Average Net Assets
Total expenses	0.99%[5]	1.16%	1.08%	1.10%	1.06%	1.19%	0.89%[5]	1.02%	0.96%	0.92%	0.91%[5]

Total expenses excluding recoupment of past waived fees	0.98%[5]	1.14%	1.05%	1.10%	1.06%	1.19%	0.89%[5]	1.02%	0.96%	0.92%	0.91%[5]

Total expenses after fees waived, reimbursed and paid indirectly	0.82%[5]	0.97%	0.83%	0.83%	0.78%	0.82%	0.68%[5]	0.79%	0.65%	0.64%	0.62%[5]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.78%[5]	0.82%	0.81%	0.81%	0.78%	0.81%	0.64%[5]	0.65%	0.63%	0.62%	0.62%[5]

Net investment income	2.79%[5]	2.84%	3.82%	4.38%	4.14%	3.58%	2.91%[5]	3.06%	4.15%	4.58%	4.28%[5]

Supplemental Data
Net assets, end of period (000)	$151,534	$194,079	$130,435	$78,813	$72,651	$72,077	$23,438	$24,987	$25,919	$34,801	$39,579

Portfolio turnover	125%[6]	140%[7]	154%[8]	149%[9]	148%	72%	125%[6]	140%[7]	154%[8]	149%[9]	148%

See Notes to Financial Statements.

80	BLACKROCK FUNDS II	MARCH 31, 2011

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor B Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$9.70	$9.38	$9.34	$9.96	$9.87	$9.93

Net investment income[2]	0.09	0.21	0.29	0.36	0.34	0.28
Net realized and unrealized gain (loss)	(0.04)	0.34	0.04	(0.63)	0.09	(0.05)

Net increase (decrease) from investment operations	0.05	0.55	0.33	(0.27)	0.43	0.23

Dividends from net investment income	(0.09)	(0.23)	(0.29)	(0.35)	(0.34)	(0.29)

Net asset value, end of period	$9.66	$9.70	$9.38	$9.34	$9.96	$9.87

Total Investment Return[3]
Based on net asset value	0.49%[4]	5.89%	3.71%	(2.81)%	4.41%	2.41%

Ratios to Average Net Assets
Total expenses	1.83%[5]	1.97%	1.88%	1.84%	1.78%	1.86%

Total expenses excluding recoupment of past waived fees	1.83%[5]	1.96%	1.87%	1.84%	1.78%	1.86%

Total expenses after fees waived, reimbursed and paid indirectly	1.66%[5]	1.76%	1.59%	1.58%	1.49%	1.57%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.62%[5]	1.62%	1.57%	1.56%	1.49%	1.56%

Net investment income	1.94%[5]	2.16%	3.25%	3.65%	3.42%	2.83%

Supplemental Data
Net assets, end of period (000)	$3,330	$4,867	$9,866	$15,451	$22,288	$31,938

Portfolio turnover	125%[6]	140%[7]	154%[8]	149%[9]	148%	72%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 83%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 126%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.
[9]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 63%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	81

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor B1 Shares					Investor B2 Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,			Period October 2, 2006[1] to September 30, 2007	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,			Period October 2, 2006[1] to September 30, 2007
		2010	2009	2008			2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.70	$9.38	$9.34	$9.95	$9.87	$9.70	$9.38	$9.34	$9.95	$9.87

Net investment income[2]	0.11	0.23	0.31	0.39	0.36	0.12	0.26	0.34	0.42	0.40
Net realized and unrealized gain (loss)	(0.05)	0.34	0.04	(0.62)	0.07	(0.04)	0.35	0.04	(0.62)	0.08

Net increase (decrease) from investment operations	0.06	0.57	0.35	(0.23)	0.43	0.08	0.61	0.38	(0.20)	0.48

Dividends from net investment income	(0.10)	(0.25)	(0.31)	(0.38)	(0.35)	(0.12)	(0.29)	(0.34)	(0.41)	(0.40)

Net asset value, end of period	$9.66	$9.70	$9.38	$9.34	$9.95	$9.66	$9.70	$9.38	$9.34	$9.95

Total Investment Return[3]
Based on net asset value	0.65%[4]	6.20%	3.97%	(2.45)%	4.49%[4]	0.81%[4]	6.56%	4.34%	(2.10)%	4.93%[4]

Ratios to Average Net Assets
Total expenses	1.50%[5]	1.74%	1.72%	1.66%	1.70%[5]	1.29%[5]	1.38%	1.36%	1.26%	1.33%[5]

Total expenses after fees waived, reimbursed and paid indirectly	1.34%[5]	1.45%	1.33%	1.31%	1.29%[5]	1.01%[5]	1.11%	0.97%	0.96%	0.86%[5]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.30%[5]	1.31%	1.31%	1.29%	1.29%[5]	0.97%[5]	0.97%	0.95%	0.93%	0.86%[5]

Net investment income	2.25%[5]	2.44%	3.46%	3.93%	3.62%[5]	2.59%[5]	2.76%	3.86%	4.27%	4.04%[5]

Supplemental Data
Net assets, end of period (000)	$515	$547	$710	$813	$1,435	$2,769	$3,549	$4,849	$7,287	$11,538

Portfolio turnover	125%[6]	140%[7]	154%[8]	149%[9]	148%	125%[6]	140%[7]	154%[8]	149%[9]	148%

See Notes to Financial Statements.

82	BLACKROCK FUNDS II	MARCH 31, 2011

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor C Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$9.69	$9.38	$9.34	$9.95	$9.87	$9.93

Net investment income[2]	0.10	0.20	0.28	0.36	0.34	0.28
Net realized and unrealized gain (loss)	(0.04)	0.34	0.05	(0.62)	0.08	(0.05)

Net increase (decrease) from investment operations	0.06	0.54	0.33	(0.26)	0.42	0.23

Dividends from net investment income	(0.09)	(0.23)	(0.29)	(0.35)	(0.34)	(0.29)

Net asset value, end of period	$9.66	$9.69	$9.38	$9.34	$9.95	$9.87

Total Investment Return[3]
Based on net asset value	0.63%[4]	5.83%	3.71%	(2.71)%	4.30%	2.42%

Ratios to Average Net Assets
Total expenses	1.74%[5]	1.88%	1.81%	1.81%	1.75%	1.84%

Total expenses excluding recoupment of past waived fees	1.74%[5]	1.88%	1.81%	1.81%	1.75%	1.84%

Total expenses after fees waived, reimbursed and paid indirectly	1.57%[5]	1.69%	1.58%	1.57%	1.49%	1.57%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.54%[5]	1.54%	1.56%	1.55%	1.49%	1.56%

Net investment income	2.01%[5]	2.11%	3.16%	3.65%	3.42%	2.84%

Supplemental Data
Net assets, end of period (000)	$101,877	$108,010	$59,823	$45,461	$38,222	$50,065

Portfolio turnover	125%[6]	140%[7]	154%[8]	149%[9]	148%	72%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 83%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 126%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.
[9]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 63%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	83

Financial Highlights (concluded)	BlackRock Low Duration Bond Portfolio

	Investor C1 Shares					Investor C2 Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,			Period October 2, 2006[1] to September 30, 2007	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,			Period October 2, 2006[1] to September 30, 2007
		2010	2009	2008			2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.70	$9.38	$9.34	$9.96	$9.87	$9.70	$9.38	$9.34	$9.95	$9.87

Net investment income[2]	0.11	0.23	0.31	0.38	0.35	0.13	0.27	0.34	0.42	0.39
Net realized and unrealized gain (loss)	(0.05)	0.34	0.04	(0.62)	0.09	(0.05)	0.34	0.04	(0.62)	0.08

Net increase (decrease) from investment operations	0.06	0.57	0.35	(0.24)	0.44	0.08	0.61	0.38	(0.20)	0.47

Dividends from net investment income	(0.10)	(0.25)	(0.31)	(0.38)	(0.35)	(0.12)	(0.29)	(0.34)	(0.41)	(0.39)

Net asset value, end of period	$9.66	$9.70	$9.38	$9.34	$9.96	$9.66	$9.70	$9.38	$9.34	$9.95

Total Investment Return[3]
Based on net asset value	0.62%[4]	6.17%	3.94%	(2.56)%	4.57%[4]	0.83%[4]	6.60%	4.35%	(2.07)%	4.88%[4]

Ratios to Average Net Assets
Total expenses	1.55%[5]	1.68%	1.59%	1.56%	1.55%[5]	1.13%[5]	1.27%	1.20%	1.16%	1.17%[5]

Total expenses after fees waived, reimbursed and paid indirectly	1.39%[5]	1.48%	1.35%	1.32%	1.33%[5]	0.97%[5]	1.08%	0.96%	0.93%	0.91%[5]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.35%[5]	1.34%	1.33%	1.30%	1.33%[5]	0.93%[5]	0.93%	0.94%	0.91%	0.91%[5]

Net investment income	2.20%[5]	2.37%	3.45%	3.91%	3.58%[5]	2.62%[5]	2.78%	3.83%	4.30%	4.00%[5]

Supplemental Data
Net assets, end of period (000)	$4,877	$5,191	$6,274	$7,634	$9,833	$17,412	$18,151	$19,543	$22,452	$27,574

Portfolio turnover	125%[6]	140%[7]	154%[8]	149%[9]	148%	125%[6]	140%[7]	154%[8]	149%[9]	148%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 83%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 126%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.
[9]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 63%.

See Notes to Financial Statements.

84	BLACKROCK FUNDS II	MARCH 31, 2011

Financial Highlights	BlackRock Total Return Portfolio II

	BlackRock Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$9.61	$9.08	$8.63	$9.47	$9.51	$9.64

Net investment income[1]	0.19	0.42	0.46	0.49	0.45	0.43
Net realized and unrealized gain (loss)	(0.34)	0.57	0.48	(0.86)	(0.05)	(0.08)

Net increase (decrease) from investment operations	(0.15)	0.99	0.94	(0.37)	0.40	0.35

Dividends and distributions from:
Net investment income	(0.20)	(0.46)	(0.49)	(0.47)	(0.44)	(0.43)
Net realized gain	–	–	–	–	–	(0.05)

Total dividends and distributions	(0.20)	(0.46)	(0.49)	(0.47)	(0.44)	(0.48)

Net asset value, end of period	$9.26	$9.61	$9.08	$8.63	$9.47	$9.51

Total Investment Return[2]
Based on net asset value	(1.44)%[3]	11.25%	11.97%	(4.18)%	4.33%	3.74%

Ratios to Average Net Assets
Total expenses	0.65%[4]	0.81%	0.70%	1.05%	0.63%	0.61%

Total expenses after fees waived, reimbursed and paid indirectly	0.49%[4]	0.64%	0.51%	0.86%	0.44%	0.40%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.45%[4]	0.46%	0.42%	0.40%	0.40%	0.40%

Net investment income	4.11%[4]	4.55%	5.47%	5.18%	4.74%	4.51%

Supplemental Data
Net assets, end of period (000)	$969,679	$1,077,976	$1,256,814	$1,418,867	$1,613,031	$1,619,004

Portfolio turnover	423%[5]	724%[6]	610%[7]	1,007%[8]	324%	197%

	Institutional Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$9.58	$9.06	$8.62	$9.45	$9.49	$9.62

Net investment income[1]	0.19	0.41	0.46	0.48	0.44	0.42
Net realized and unrealized gain (loss)	(0.34)	0.56	0.46	(0.85)	(0.05)	(0.08)

Net increase (decrease) from investment operations	(0.15)	0.97	0.92	(0.37)	0.39	0.34

Dividends and distributions from:
Net investment income	(0.20)	(0.45)	(0.48)	(0.46)	(0.43)	(0.42)
Net realized gain	–	–	–	–	–	(0.05)

Total dividends and distributions	(0.20)	(0.45)	(0.48)	(0.46)	(0.43)	(0.47)

Net asset value, end of period	$9.23	$9.58	$9.06	$8.62	$9.45	$9.49

Total Investment Return[2]
Based on net asset value	(1.51)%[3]	11.03%	11.75%	(4.17)%	4.26%	3.66%

Ratios to Average Net Assets
Total expenses	0.79%[4]	0.97%	0.80%	1.12%	0.70%	0.66%

Total expenses excluding recoupment of past waived fees	0.79%[4]	0.96%	0.80%	1.12%	0.70%	0.66%

Total expenses after fees waived, reimbursed and paid indirectly	0.62%[4]	0.77%	0.62%	0.95%	0.52%	0.47%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.58%[4]	0.58%	0.53%	0.49%	0.48%	0.47%

Net investment income	3.98%[4]	4.44%	5.40%	5.10%	4.67%	4.46%

Supplemental Data
Net assets, end of period (000)	$730,431	$790,768	$810,795	$995,813	$1,210,031	$773,866

Portfolio turnover	423%[5]	724%[6]	610%[7]	1,007%[8]	324%	197%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 187%.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 497%.
[7]	Includes mortgage dollar roll transactions, excluding these transactions the portfolio turnover would have been 339%.
[8]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 218%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	85

Financial Highlights (continued)	BlackRock Total Return Portfolio II

	Service Shares						Investor A Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$9.59	$9.06	$8.62	$9.46	$9.49	$9.62	$9.60	$9.07	$8.62	$9.46	$9.50	$9.63

Net investment income[1]	0.17	0.38	0.43	0.46	0.42	0.39	0.17	0.38	0.43	0.45	0.41	0.39
Net realized and unrealized gain (loss)	(0.34)	0.57	0.47	(0.86)	(0.04)	(0.07)	(0.34)	0.57	0.48	(0.86)	(0.05)	(0.08)

Net increase (decrease) from investment operations	(0.17)	0.95	0.90	(0.40)	0.38	0.32	(0.17)	0.95	0.91	(0.41)	0.36	0.31

Dividends and distributions from:
Net investment income	(0.18)	(0.42)	(0.46)	(0.44)	(0.41)	(0.40)	(0.18)	(0.42)	(0.46)	(0.43)	(0.40)	(0.39)
Net realized gain	–	–	–	–	–	(0.05)	–	–	–	–	–	(0.05)

Total dividends and distributions	(0.18)	(0.42)	(0.46)	(0.44)	(0.41)	(0.45)	(0.18)	(0.42)	(0.46)	(0.43)	(0.40)	(0.44)

Net asset value, end of period	$9.24	$9.59	$9.06	$8.62	$9.46	$9.49	$9.25	$9.60	$9.07	$8.62	$9.46	$9.50

Total Investment Return[2]
Based on net asset value	(1.66)%[3]	10.81%	11.46%	(4.48)%	4.10%	3.38%	(1.64)%[3]	10.81%	11.54%	(4.58)%	3.91%	3.32%

Ratios to Average Net Assets
Total expenses	1.07%[4]	1.20%	1.10%	1.34%	1.03%	0.95%	1.03%[4]	1.19%	1.10%	1.45%	1.08%	1.11%

Total expenses excluding recoupment of past waived fees	1.07%[4]	1.20%	1.08%	1.34%	1.03%	0.95%	1.03%[4]	1.19%	1.10%	1.45%	1.08%	1.11%

Total expenses after fees waived, reimbursed and paid indirectly	0.94%[4]	1.07%	0.90%	1.14%	0.77%	0.76%	0.90%[4]	1.06%	0.91%	1.27%	0.85%	0.81%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.90%[4]	0.88%	0.81%	0.69%	0.73%	0.76%	0.86%[4]	0.87%	0.82%	0.81%	0.81%	0.81%

Net investment income	3.66%[4]	4.13%	5.14%	4.90%	4.40%	4.16%	3.71%[4]	4.13%	5.04%	4.78%	4.34%	4.11%

Supplemental Data
Net assets, end of period (000)	$30,924	$37,639	$39,291	$59,642	$60,380	$127,902	$256,695	$280,857	$226,782	$220,122	$236,934	$236,621

Portfolio turnover	423%[5]	724%[6]	610%[7]	1,007%[8]	324%	197%	423%[5]	724%[6]	610%[7]	1,007%[8]	324%	197%

	Investor B
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$9.59	$9.06	$8.62	$9.46	$9.49	$9.62

Net investment income[1]	0.13	0.31	0.36	0.37	0.34	0.31
Net realized and unrealized gain (loss)	(0.34)	0.57	0.47	(0.85)	(0.04)	(0.08)

Net increase (decrease) from investment operations	(0.21)	0.88	0.83	(0.48)	0.30	0.23

Dividends and distributions from:
Net investment income	(0.14)	(0.35)	(0.39)	(0.36)	(0.33)	(0.31)
Net realized gain	–	–	–	–	–	(0.05)

Total dividends and distributions	(0.14)	(0.35)	(0.39)	(0.36)	(0.33)	(0.36)

Net asset value, end of period	$9.24	$9.59	$9.06	$8.62	$9.46	$9.49

Total Investment Return[2]
Based on net asset value	(2.06)%[3]	9.94%	10.53%	(5.34)%	3.21%	2.49%

Ratios to Average Net Assets
Total expenses	1.89%[4]	2.04%	1.93%	2.26%	1.81%	1.81%

Total expenses excluding recoupment of past waived fees	1.87%[4]	2.02%	1.92%	2.26%	1.81%	1.81%

Total expenses after fees waived, reimbursed and paid indirectly	1.76%[4]	1.89%	1.74%	2.09%	1.63%	1.62%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.72%[4]	1.71%	1.65%	1.61%	1.59%	1.62%

Net investment income	2.85%[4]	3.32%	4.31%	3.98%	3.57%	3.31%

Supplemental Data
Net assets, end of period (000)	$7,463	$10,118	$14,537	$22,500	$30,054	$38,797

Portfolio turnover	423%[5]	724%[6]	610%[7]	1,007%[8]	324%	197%

See Notes to Financial Statements.

86	BLACKROCK FUNDS II	MARCH 31, 2011

Financial Highlights (concluded)	BlackRock Total Return Portfolio II

	Investor C Shares						Class R Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,			Period October 2, 2006[9] to September 30, 2007
		2010	2009	2008	2007	2006		2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.56	$9.03	$8.59	$9.42	$9.50	$9.63	$9.60	$9.07	$8.63	$9.47	$9.51

Net investment income[1]	0.14	0.31	0.36	0.38	0.34	0.31	0.16	0.35	0.40	0.43	0.38
Net realized and unrealized gain (loss)	(0.34)	0.58	0.47	(0.85)	(0.09)	(0.07)	(0.34)	0.58	0.47	(0.86)	(0.05)

Net increase (decrease) from investment operations	(0.20)	0.89	0.83	(0.47)	0.25	0.24	(0.18)	0.93	0.87	(0.43)	0.33

Dividends and distributions from:
Net investment income	(0.15)	(0.36)	(0.39)	(0.36)	(0.33)	(0.32)	(0.17)	(0.40)	(0.43)	(0.41)	(0.37)
Net realized gain	–	–	–	–	–	(0.05)	–	–	–	–	–

Total dividends and distributions	(0.15)	(0.36)	(0.39)	(0.36)	(0.33)	(0.37)	(0.17)	(0.40)	(0.43)	(0.41)	(0.37)

Net asset value, end of period	$9.21	$9.56	$9.03	$8.59	$9.42	$9.50	$9.25	$9.60	$9.07	$8.63	$9.47

Total Investment Return[2]
Based on net asset value	(2.02)%[3]	10.04%	10.61%	(5.22)%	2.71%	2.52%	(1.79)%[3]	10.48%	11.10%	(4.82)%	3.59%[3]

Ratios to Average Net Assets
Total expenses	1.78%[4]	1.95%	1.86%	2.19%	1.76%	1.78%	1.37%[4]	1.54%	1.38%	1.74%	1.40%[4]

Total expenses excluding recoupment of past waived fees	1.78%[4]	1.95%	1.86%	2.19%	1.76%	1.78%	1.37%[4]	1.51%	1.38%	1.74%	1.40%[4]

Total expenses after fees waived, reimbursed and paid indirectly	1.65%[4]	1.81%	1.69%	2.02%	1.58%	1.59%	1.21%[4]	1.36%	1.20%	1.48%	1.14%[4]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.61%[4]	1.62%	1.60%	1.57%	1.54%	1.59%	1.17%[4]	1.18%	1.11%	1.02%	1.10%[4]

Net investment income	2.97%[4]	3.40%	4.27%	4.04%	3.61%	3.33%	3.39%[4]	3.81%	4.69%	4.60%	4.08%[4]

Supplemental Data
Net assets, end of period (000)	$121,541	$133,691	$107,567	$88,763	$78,995	$63,223	$364	$395	$283	$169	$23

Portfolio turnover	423%[5]	724%[6]	610%[7]	1,007%[8]	324%	197%	423%[5]	724%[6]	610%[7]	1,007%[8]	324%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 187%.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 497%.
[7]	Includes mortgage dollar roll transactions, excluding these transactions the portfolio turnover would have been 339%.
[8]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 218%.
[9]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	87

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. As of March 31, 2011, the Trust had 32 series, of which BlackRock Government Income Portfolio (“Government Income”), BlackRock High Yield Bond Portfolio (“High Yield Bond”), BlackRock Low Duration Bond Portfolio (“Low Duration Bond”) and BlackRock Total Return Portfolio II (“Total Return II”) (collectively the “Funds” or individually a “Fund”) are included in these financial statements. Each of the Funds is diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A and Investor A1 Shares are generally sold with a front-end sales charge. Investor B, Investor B1, Investor B2, Investor C, Investor C1 and Investor C2 Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately ten years. Investor B1 and Investor B2 Shares automatically convert to Investor A Shares (or Investor A1 Shares for Low Duration Bond) after approximately seven years. Investor A1, B, B1, B2, C1 and C2 Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B, Investor B1 and Investor B2 shareholders may vote on material changes to the Investor A distribution and service plan).

Reorganizations: On March 18, 2011, the Board of Trustees of the Trust (the “Board”) approved the following plans of reorganization:

Acquiring Fund	Target Fund
Low Duration Bond	BlackRock Short-Term Bond Fund

Total Return II	BlackRock Bond Portfolio
BlackRock Managed Income Portfolio

High Yield Bond	BlackRock High Income Fund
Managed Account Series High Income Portfolio

BlackRock Intermediate
Government Bond Portfolio	Government Income

The reorganizations for BlackRock Short-Term Bond Fund, BlackRock High Income Fund and Managed Account Series High Income Portfolio are subject to shareholder approval and certain other conditions. Pursuant to the plans of reorganization, the acquiring fund will acquire substantially all of the assets and assume certain stated liabilities of the target fund in exchange for newly issued shares of the acquiring fund. Upon closing of Total Return II’s reorganization, it will be renamed BlackRock Core Bond Portfolio.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end registered investment companies are valued at net asset value each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

88	BLACKROCK FUNDS II	MARCH 31, 2011

Notes to Financial Statements (continued)

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seek to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gains (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash

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flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investments in IOs.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of mortgage assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Capital Trusts: The Funds may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests the Funds hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Inter Bank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of their investment policies.

When a Fund buys a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. The Fund earns and/or pays facility and other fees on floating rate loan interests, which are shown as facility and other fees in the Statements of Operations. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

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Borrowed Bond Agreements: The Funds may enter into borrowed bond agreements. In a borrowed bond agreement, the Funds borrow a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Funds, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Funds and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Funds may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Funds may also experience delays in gaining access to the collateral.

Forward Commitments and When-Issued Delayed Delivery Securities:

The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments, if any.

Inflation-Indexed Bonds: The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TBA Commitments: The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: The Funds may enter into treasury roll transactions. In a treasury roll transaction, the Funds sell a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Funds receive cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Funds and the counterparty over the term of the borrowing. The Funds will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Funds. If the interest expense exceeds the income earned, the Funds’ net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Funds are required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party brokers-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are

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obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Funds’ obligation to repurchase the securities.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Funds may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of each Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Funds earn dividends and interest on the securities loaned but do not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Funds could experience delays and costs in gaining access to the collateral. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

High Yield Bond has wholly owned taxable subsidiaries organized as limited liability companies (“Taxable Subsidiaries”), which hold two of the investments listed in the Schedule of Investments. The Taxable Subsidiaries allow the Fund to indirectly hold investments that are organized as operating partnerships while still satisfying RIC tax requirements. Income earned on these investments held by the Taxable Subsidiaries is taxable to each subsidiary. The income tax expense, if any, of the Taxable Subsidiaries is reflected in the market value of the investments held by the Taxable Subsidiaries.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for each of the four years ended September 30, 2010. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other

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appropriate methods. Other expenses of a Fund are allocated daily to each class based on its relative net assets.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market value net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between a Fund and each of its respective counterparties. The ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk), interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds, except Government Income, enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Funds purchase (write) an

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option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the price of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the Funds and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps – The Funds, except Government Income, enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps – Government Income and Total Return II enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the

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extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps – The Funds, except High Yield Bond, enter into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of March 31, 2011
Asset Derivatives
	Statements of Assets and Liabilities Location	Government Income	High Yield Bond	Low Duration Bond	Total Return II
	Net unrealized appreciation/
	depreciation*; Unrealized
	appreciation on swaps;
	Investments at
Interest rate contracts	value – unaffiliated**	$24,673,107	–	$2,272,563	$22,044,317
	Unrealized appreciation on foreign
Foreign currency exchange contracts	currency exchange contracts	–	$80,004	641,424	2,275,318
Credit contracts	Unrealized appreciation on swaps	–	2,012,056	580,416	188,943
Equity contracts	Investments at value – unaffiliated**	–	1	–	–

Total		$24,673,107	$2,092,061	$3,494,403	$24,508,578

Liability Derivatives
	Statements of Assets and Liabilities Location	Government Income	High Yield Bond	Low Duration Bond	Total Return II
	Net unrealized appreciation/
	depreciation*; Unrealized
	depreciation on swaps; Options
Interest rate contracts	written at value	$29,741,625	–	$6,768,674	$35,090,373
	Unrealized depreciation on foreign
Foreign currency exchange contracts	currency exchange contracts	–	$6,931,198	3,371,581	1,800,224
Credit contracts	Unrealized depreciation on swaps	–	2,499,859	144,620	–
	Net unrealized appreciation/
Equity contracts	depreciation*	–	1,436,739	–	–

Total		$29,741,625	$10,867,796	$10,284,875	$36,890,597

*	Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.
**	Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Instruments in the Statements of Operations Six Months Ended March 31, 2011
Net Realized Gain (Loss) from
	Government Income	High Yield Bond	Low Duration Bond	Total Return II
Interest rate contracts:
Financial futures contracts	$(1,308,386)	–	$185,427	$(6,660,359)
Options***	2,389,665	–	(259,506)	1,088,822
Swaps	(5,599,927)	–	(1,373,426)	(9,921,749)
Foreign currency exchange contracts:
Foreign currency exchange contracts	–	$(12,871,730)	(6,444,876)	158,026
Financial futures contracts	–	–	–	–
Options***	–	–	–	(51,649)
Credit contracts:
Swaps	–	2,719,350	(220,610)	(688,714)
Equity contracts:
Financial futures contracts	–	(8,670,584)	–	–
Options***	–	433,532		–

Total	$(4,518,648)	$(18,389,432)	$(8,112,991)	$(16,075,623)

BLACKROCK FUNDS II	MARCH 31, 2011	95

Notes to Financial Statements (continued)

Net Change in Unrealized Appreciation/Depreciation on
	Government Income	High Yield Bond	Low Duration Bond	Total Return II
Interest rate contracts:
Financial futures contracts	$1,110,817	–	$(2,185,060)	$846,953
Options***	3,625,068	–	1,761,146	1,170,882
Swaps	4,731,636	–	(534,859)	15,451,095
Foreign currency exchange contracts:
Foreign currency exchange contracts	–	$4,230,122	1,990,893	(561,211)
Options***	–	–	–	(756,475)
Credit contracts:
Swaps	–	471,284	699,915	358,150
Equity contracts:
Financial futures contracts	–	(637,903)	–	–

Total	$9,467,521	$4,063,503	$1,732,035	$16,509,394

***	Options purchased are included in the net realized gain (loss) from investments – unaffiliated and net change in unrealized appreciation/depreciation on investments – unaffiliated.

For the six months ended March 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Government Income	High Yield Bond	Low Duration Bond	Total Return II
Financial futures contracts:
Average number of contracts purchased	1,162	–	2,574	1,030
Average number of contracts sold	908	1,513	2,821	4,851
Average notional value of contracts purchased	$193,469,415	–	$570,161,813	$188,200,528
Average notional value of contracts sold	$144,836,100	$98,299,950	$348,009,207	$808,339,614
Foreign currency exchange contracts:
Average number of contracts – US dollars purchased	–	12	11	7
Average number of contracts – US dollars sold	–	2	2	5
Average US dollar amounts purchased	–	$213,839,811	$193,373,026	$37,652,289
Average US dollar amounts sold	–	$9,969,342	$29,251,638	$28,547,612
Options:
Average number of option contracts purchased	4	1	1	8
Average number of option contracts written	5	–	1	6
Average notional value of option contracts purchased	$215,379,625	100,886	$104,318,125	$474,168,314
Average notional value of option contracts written	$246,375,750	–	$104,921,875	$563,187,762
Average number of swaption contracts purchased	45	–	1	32
Average number of swaption contracts written	66	–	2	43
Average notional value of swaption contracts purchased	$818,850,000	–	$115,350,000	$943,300,000
Average notional value of swaption contracts written	$913,750,000	–	$320,350,000	$1,072,095,957
Credit default swaps:
Average number of contracts – buy protection	–	5	2	1
Average number of contracts – sell protection	–	22	2	2
Average notional value – buy protection	–	$18,265,000	$9,012,500	$21,815,000
Average notional value – sell protection	–	$117,568,500	$12,512,500	$34,195,000
Interest rate swaps:
Average number of contracts – pays fixed rate	37	–	4	28
Average number of contracts – receives fixed rate	30	–	2	15
Average notional value – pays fixed rate	$517,267,500	–	$229,400,000	$614,660,000
Average notional value – receives fixed rate	$312,250,000	–	$52,750,000	$211,725,000
Total return swaps:
Average number of contracts	12	–	–	6
Average notional value	$100,479,500	–	–	$66,638,000

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at the following annual rates of each Fund’s daily net assets as follows:

96	BLACKROCK FUNDS II	MARCH 31, 2011

Notes to Financial Statements (continued)

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.500%
$1 Billion – $2 Billion	0.450%
$2 Billion – $3 Billion	0.425%
Greater Than $3 Billion	0.400%

The Manager contractually or voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. These amounts are included in fees waived by advisor and shown as administration fees waived – class specific, transfer agent fees waived – class specific, transfer agent fees reimbursed – class specific and expenses reimbursed by advisor, respectively, in the Statements of Operations. For the six months ended March 31, 2011, the amounts included in fees waived by advisor were as follows:

Government Income	$877,554
Low Duration Bond	$1,452,892
Total Return II	$1,411,038

The expense limitations as a percentage of average daily net assets are as follows:

	Government Income		High Yield Bond		Low Duration Bond		Total Return II
	Contractual[1]	Voluntary[2]	Contractual[1]	Voluntary[2]	Contractual[1]	Voluntary[2]	Contractual[1]
BlackRock	0.45%	–	0.58%	–	0.41%	–	0.45%
Institutional	–	0.70%	0.70%	0.67%	0.55%	0.45%	0.58%
Service	0.90%	–	1.02%	–	0.85%	–	0.93%
Investor A	1.07%	0.95%	1.05%	–	0.84%	–	0.89%
Investor A1	N/A	N/A	N/A	N/A	–	0.64%	N/A
Investor B	1.82%	–	1.87%	–	1.62%	–	1.73%
Investor B1	–	1.47%	–	1.58%	–	1.34%	N/A
Investor B2	N/A	N/A	N/A	N/A	–	0.97%	N/A
Investor C	1.82%	–	1.87%	–	1.60%	–	1.66%
Investor C1	–	1.53%	–	1.63%	–	1.38%	N/A
Investor C2	N/A	N/A	N/A	N/A	–	0.97%	N/A
Class R	–	1.21%	–	1.28%	1.65%[3]	–	1.17%
[1]

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2012 unless approved by the Board, including a majority of the non-interested Trustees.

[2]	The voluntary waiver or reimbursement may be reduced or discontinued at any time.
[3]	There were no shares outstanding as of March 31, 2011.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the six months ended March 31, 2011, the amounts waived/reimbursed were as follows:

Government Income	$12,664
High Yield Bond	$47,598
Low Duration Bond	$6,546
Total Return II	$2,360

The Manager entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager.

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2011, the Manager recouped the following waivers previously recorded by the Funds:

Recoupment of Past Waived Fees
Share Classes	Government Income	High Yield Bond	Low Duration Bond	Total Return II
BlackRock	–	$14,866	–	–
Institutional	–	38,517	–	–
Service	$38	33,968	–	–
Investor A	–	76,006	$7,034	–
Investor B	–	–	62	$716
Investor C	–	21,454	140	–
Investor R	–	–	–	4

BLACKROCK FUNDS II	MARCH 31, 2011	97

Notes to Financial Statements (continued)

Recoupment of Past Waived Fees
Share Classes	Government Income	High Yield Bond	Low Duration Bond	Total Return II
Total	$38	$184,811	$7,236	$720

On March 31, 2011, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2011	2012	2013
Government Income	$2,004,809	$1,997,714	$877,651
High Yield Bond	$1,495,484	$168,856	$4,153
Low Duration Bond	$2,366,858	$2,814,204	$1,513,874
Total Return II	$4,399,501	$3,699,615	$1,715,238

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	–
Investor A	0.25%	–
Investor A1	0.10%	–
Investor B	0.25%	0.75%
Investor B1	0.25%	0.50%
Investor B2	0.10%	0.30%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.55%
Investor C2	0.10%	0.30%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and Investor R shareholders.

For the six months ended March 31, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Government Income	$5,776
High Yield Bond	$99,197
Low Duration Bond	$20,028
Total Return II	$43,736

For the six months ended March 31, 2011, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, Investor B, Investor B1, Investor B2, Investor C and Investor C1 Shares:

Share Classes	Government Income	High Yield Bond	Low Duration Bond	Total Return II
Investor A	$44	$5,606	$37,297	$936
Investor B	$3,181	$5,801	$1,374	$4,171
Investor B1	$1,446	$46	–	–
Investor B2	–	–	$352	–
Investor C	$4,876	$25,680	$38,390	$19,448
Investor C1	$202	$104	–	–

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2011, the Funds paid the following to affiliates in return for these services, which is included in transfer agent – class specific in the Statements of Operations:

Government Income	$2,579
High Yield Bond	302,248
Low Duration Bond	184,275
Total Return II	318,759

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2011, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations.

Share Classes	Government Income	High Yield Bond	Low Duration Bond	Total Return II
BlackRock	$1	$1,299	$655	$1,647
Institutional	132	1,855	971	7,016
Service	19	7,497	2,850	273
Investor A	6,687	24,308	1,992	4,093
Investor A1	–	–	228	–
Investor B	283	444	125	283
Investor B1	365	41	4	–
Investor B2	–	–	34	–
Investor C	739	2,488	1,278	1,168
Investor C1	834	174	32	–
Investor C2	–	–	119	–
Class R	251	144	–	9

98	BLACKROCK FUNDS II	MARCH 31, 2011

Notes to Financial Statements (continued)

Share Classes	Government Income	High Yield Bond	Low Duration Bond	Total Return II
Total	$9,311	$38,250	$8,288	$14,489

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the six months ended March 31, 2011, the Funds paid the following to affiliates in return for these services, which are included in administration and administration – class specific in the Statements of Operations:

Government Income	$248,258
High Yield Bond	$799,902
Low Duration Bond	$380,944
Total Return II	$394,347

The Funds received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Investment Management, LLC (“BIM”) as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by the Funds for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments. The share of income earned by the Funds on such investments is shown as securities lendingaffiliated in the Statements of Operations. For the six months ended March 31, 2011, BIM did not earn any securities lending agent fees. PTC, the Funds’ securities lending agent prior to October 1, 2007, continues to be such agent for certain securities loaned by High Yield Bond, and as of March 31, 2011 not returned. The securities loaned had no value as of March 31, 2011.

For the six months ended March 31, 2011, the following tables show the various types of class specific expenses borne directly by each class of each Fund and any associated waivers or reimbursements of those expenses:

	Administration Fees
Share Classes	Government Income	High Yield Bond	Low Duration Bond	Total Return II
BlackRock	$13	$89,046	$40,848	$99,278
Institutional	6,991	90,091	51,855	80,505
Service	305	25,440	76,343	4,271
Investor A	68,140	100,280	21,910	33,301
Investor A1	–	–	3,019	–
Investor B	986	1,754	510	1,086
Investor B1	8,950	1,824	65	–
Investor B2	–	–	398	–
Investor C	9,016	20,861	13,201	16,143
Investor C1	18,009	3,322	629	–
Investor C2	–	–	2,219	–
Class R	7,002	2,730	–	47

Total	$119,412	$335,348	$210,997	$234,631

Government Income, High Yield Bond, Low Duration Bond and Total Return II affiliates earned $86,743, $325,450, $114,490 and $66,749, respectively, in administration fees which are included in administration – class specific fees in the Statements of Operations.

Share Classes	Administration Fees Waived
	Government Income	High Yield Bond	Low Duration Bond	Total Return II
BlackRock	$13	$4,153	$40,259	$99,278
Institutional	–	3,015	51,855	68,567
Service	35	–	–	–
Investor A	–	–	791	–
Investor A1	–	–	3,019	–
Investor B	–	–	182	16
Investor B1	7,610	–	1	–
Investor B2	–	–	398	–
Investor C	–	–	–	–
Investor C1	18,009	–	1	–
Investor C2	–	–	–	–
Class R	7,002	2,730	–	21

Total	$32,669	$9,898	$96,506	$167,882

Share Classes	Service and Distribution Fees
	Government Income	High Yield Bond II	Low Duration Bond	Total Return II
Service	$3,117	$254,653	$857,328	$42,668
Investor A	719,949	1,353,195	219,087	332,768
Investor A1	–	–	12,084	–
Investor B	39,892	69,717	20,259	43,018
Investor B1	268,414	54,796	1,973	–
Investor B2	–	–	6,397	–
Investor C	360,870	836,748	528,506	646,116
Investor C1	576,588	106,666	20,182	–
Investor C2	–	–	35,504	–
Class R	140,022	54,715	–	948

Total	$2,108,852	$2,730,490	$1,701,320	$1,065,518

BLACKROCK FUNDS II	MARCH 31, 2011	99

Notes to Financial Statements (continued)

	Transfer Agent Fees
Share Classes	Government Income	High Yield Bond	Low Duration Bond	Total Return II
BlackRock	$22	$20,950	$5,928	$52,542
Institutional	45,601	401,206	243,943	553,476
Service	1,037	153,837	211,348	29,454
Investor A	459,746	700,401	75,709	177,320
Investor A1	–	–	17,877	–
Investor B	11,541	15,194	4,001	10,277
Investor B1	96,443	9,090	294	–
Investor B2	–	–	3,990	–
Investor C	92,894	82,780	52,329	87,616
Investor C1	231,471	18,676	2,797	–
Investor C2	–	–	8,517	–
Class R	91,911	35,108	–	427

Total	$1,030,666	$1,437,242	$626,733	$911,112

Government Income, High Yield Bond, Low Duration Bond and Total Return II affiliates earned $11,890, $340,498, $192,563 and $333,104, respectively, in transfer agent fees which are included in transfer agent – class specific fees in the Statements of Operations.

Share Classes	Transfer Agent Fees Waived
	Government Income	High Yield Bond	Low Duration Bond	Total Return II
BlackRock	$1	–	$646	$1,647
Institutional	–	–	971	3,103
Service	–	–	–	–
Investor A	–	–	9	–
Investor A1	–	–	228	–
Investor B	–	–	7	–
Investor B1	181	–	–	–
Investor B2	–	–	34	–
Investor C	–	–	–	–
Investor C1	834	–	–	–
Investor C2	–	–	–	–
Class R	251	$144	–	4

Total	$1,267	$144	$1,895	$4,754

Share Classes	Transfer Agent Fees Reimbursed
	Government Income	High Yield Bond	Low Duration Bond	Total Return II
BlackRock	$20	–	$4,947	$50,647
Institutional	–	–	160,378	80,877
Service	28	–	–	–
Investor A	–	–	–	–
Investor A1	–	–	2,059	–
Investor B	–	–	7	–
Investor B1	1,045	–	–	–
Investor B2	–	–	1,479	–
Investor C	–	–	–	–
Investor C1	29,551	–	–	–
Investor C2	–	–	–	–
Class R	18,615	$9,583	–	40

Total	$49,259	$9,583	$168,870	$131,564

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended March 31, 2011, were as follows:

	Purchases	Sales
Government Income	$11,278,499,503	$12,352,685,260
High Yield Bond	$2,539,553,681	$1,509,988,466
Low Duration Bond	$2,303,550,716	$1,863,825,729
Total Return II	$13,476,902,321	$12,534,252,489
Purchases and sales of US government securities for the six months ended March 31, 2011, were as follows:
	Purchases	Sales
Government Income	$3,225,229,822	$3,393,588,133
High Yield Bond	$49,844,531	$47,931,827
Low Duration Bond	$843,764,009	$835,818,071
Total Return II	$5,550,409,065	$5,658,302,578
Purchases and sales of mortgage dollar rolls for the six months ended March 31, 2011, were as follows:
	Purchases	Sales
Government Income	$6,401,388,906	$6,404,956,467
Low Duration Bond	$899,762,176	$902,515,139
Total Return II	$10,133,981,847	$10,137,253,136

100	BLACKROCK FUNDS II	MARCH 31, 2011

Notes to Financial Statements (continued)

Transactions in options written for the six months ended March 31, 2011, were as follows:

	Government Income
	Calls			Puts
	Option Contracts	Swaptions Notional (000)	Premiums Received	Option Contracts	Swaptions Notional (000)	Premiums Received
Outstanding options, beginning of period	–	$443,000	$17,819,340	–	$710,400	$20,386,372
Options written	7,028	285,100	11,331,819	4,831	417,500	13,044,070
Options expired	(619)	(49,000)	(648,602)	(36)	(246,300)	(1,616,227)
Options closed	(5,809)	(311,200)	(12,144,126)	(3,140)	(435,100)	(14,399,265)

Outstanding options, end of period	600	$367,900	$16,358,431	1,655	$446,500	$17,414,950

	Low Duration Bond
	Calls			Puts
	Option Contracts	Swaptions Notional (000)	Premiums Received	Option Contracts	Swaptions Notional (000)	Premiums Received
Outstanding options, beginning of period	2,050	$38,000	$3,108,493	2,050	$38,000	$3,316,163
Options written	860	230,700	1,031,675	700	519,000	2,595,735
Options expired	(860)	–	(468,162)	–	(109,000)	(70,850)
Options closed	(2,050)	(38,000)	(3,108,493)	(2,340)	(240,000)	(4,165,450)

Outstanding options, end of period	–	$230,700	$563,513	410	$208,000	$1,675,598

	Total Return II
	Calls			Puts
	Option Contracts	Swaptions Notional (000)	Premiums Received	Option Contracts	Swaptions Notional (000)	Premiums Received
Outstanding options, beginning of period	–	$472,700	$22,401,082	–	$713,600	$25,585,997
Options written	20,158	459,000	20,551,422	13,862	730,600	22,001,258
Options expired	(939)	(53,900)	(1,082,850)	(3,555)	(222,600)	(888,445)
Options closed	(13,047)	(521,500)	(24,837,730)	(6,513)	(732,700)	(28,749,870)

Outstanding options, end of period	6,172	$356,300	$17,031,924	3,794	$488,900	$17,948,940

5. Borrowings:

For the six months ended March 31, 2011, the average amount of borrowings and the daily weighted average interest rates in treasury rolls and reverse repurchase agreements were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Government Income	$93,261,867	0.22%
Low Duration Bond	$257,321,351	0.31%
Total Return II	$549,431,451	0.23%

The Funds, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on their net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2010. The Funds did not borrow under the credit agreement during the six months ended March 31, 2011.

BLACKROCK FUNDS II	MARCH 31, 2011	101

Notes to Financial Statements (continued)

6. Capital Loss Carryforward:

As of September 30, 2010, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expiring September 30,	Government Income	High Yield Bond	Low Duration Bond	Total Return II
2011	–	$44,656,084	$6,545,432	–
2012	–	11,456,446	5,530,011	–
2013	–	10,436,405	13,019,938	–
2014	–	15,290,072	19,085,429	$688,405
2015	–	–	10,693,557	24,358,967
2016	$32,822,778	1,726,782	–	6,470,125
2017	–	110,543,917	14,304,476	32,291,674
2018	–	–	24,738,576	79,322,289

Total	$32,822,778	$194,109,706	$93,917,419	$143,131,460

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after September 30, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

102	BLACKROCK FUNDS II	MARCH 31, 2011

Notes to Financial Statements (continued)

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

Government Income	Six Months Ended March 31, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount

BlackRock
Shares sold	2,807	$30,318	1	$10
Shares issued in reinvestment of dividends	170	1,842	349	3,703

Total issued	2,977	32,160	350	3,713
Shares redeemed	–	–	(961)	(10,393)

Net increase (decrease)	2,977	$32,160	(611)	$(6,680)

Institutional
Shares sold	740,271	$8,024,114	2,496,011	$26,607,495
Shares issued in reinvestment of dividends	75,636	821,560	206,802	2,194,516

Total issued	815,907	8,845,674	2,702,813	28,802,011
Shares redeemed	(1,246,221)	(13,578,537)	(4,418,979)	(46,891,588)

Net decrease	(430,314)	$(4,732,863)	(1,716,166)	$(18,089,577)

Service
Shares sold	13,780	$148,254	456,500	$4,930,457
Shares issued in reinvestment of dividends	3,453	37,588	5,734	61,837

Total issued	17,233	185,842	462,234	4,992,294
Shares redeemed	(242,098)	(2,658,980)	(183,306)	(1,946,557)

Net increase (decrease)	(224,865)	$(2,473,138)	278,928	$3,045,737

Investor A
Shares sold and automatic conversion of shares	3,930,378	$42,713,423	10,416,231	$111,226,438
Shares issued in reinvestment of dividends	675,177	7,338,282	1,812,266	19,241,841

Total issued	4,605,555	50,051,705	12,228,497	130,468,279
Shares redeemed	(9,964,171)	(108,368,257)	(22,768,374)	(240,356,171)

Net decrease	(5,358,616)	$(58,316,552)	(10,539,877)	$(109,887,892)

Investor B
Shares sold	22,462	$246,330	122,909	$1,324,367
Shares issued in reinvestment of dividends	7,027	76,377	26,998	286,056

Total issued	29,489	322,707	149,907	1,610,423
Shares redeemed and automatic conversion of shares	(234,993)	(2,554,695)	(914,158)	(9,644,693)

Net decrease	(205,504)	$(2,231,988)	(764,251)	$(8,034,270)

Investor B1
Shares sold	249,302	$2,706,674	641,219	$6,831,399
Shares issued in reinvestment of dividends	65,738	714,349	197,235	2,092,146

Total issued	315,040	3,421,023	838,454	8,923,545
Shares redeemed	(1,394,957)	(15,137,124)	(2,951,851)	(31,234,928)

Net decrease	(1,079,917)	$(11,716,101)	(2,113,397)	$(22,311,383)

BLACKROCK FUNDS II	MARCH 31, 2011	103

Notes to Financial Statements (continued)

Government Income (concluded)	Six Months Ended March 31, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount

Investor C
Shares sold	734,174	$7,999,014	2,732,757	$29,029,605
Shares issued in reinvestment of dividends	64,397	698,592	171,697	1,820,731

Total issued	798,571	8,697,606	2,904,454	30,850,336
Shares redeemed	(1,985,492)	(21,556,321)	(3,227,934)	(33,977,863)

Net decrease	(1,186,921)	$(12,858,715)	(323,480)	$(3,127,527)

Investor C1
Shares sold	994,526	$10,795,380	2,165,610	$22,920,465
Shares issued in reinvestment of dividends	142,282	1,543,136	388,696	4,118,345

Total issued	1,136,808	12,338,516	2,554,306	27,038,810
Shares redeemed	(1,958,364)	(21,238,725)	(4,083,223)	(43,233,017)

Net decrease	(821,556)	$(8,900,209)	(1,528,917)	$(16,194,207)

Class R
Shares sold	1,028,583	$11,156,195	2,593,408	$27,598,136
Shares issued in reinvestment of dividends	72,639	788,839	190,193	2,018,650

Total issued	1,101,222	11,945,034	2,783,601	29,616,786
Shares redeemed	(1,885,038)	(20,469,528)	(3,115,358)	(32,919,053)

Net decrease	(783,816)	$(8,524,494)	(331,757)	$(3,302,267)

High Yield Bond

BlackRock
Shares sold	40,114,454	$308,923,685	48,132,793	$347,989,509
Shares issued in reinvestment of dividends	3,887,514	30,012,293	6,708,438	48,067,160

Total issued	44,001,968	338,935,978	54,841,231	396,056,669
Shares redeemed	(28,952,218)	(224,156,160)	(49,948,353)	(353,858,450)

Net increase	15,049,750	$114,779,818	4,892,878	$42,198,219

Institutional
Shares sold	74,939,839	$581,038,085	49,444,740	$357,816,161
Shares issued in reinvestment of dividends	2,607,819	20,140,016	3,111,760	22,388,329

Total issued	77,547,658	601,178,101	52,556,500	380,204,490
Shares redeemed	(21,964,177)	(169,252,047)	(28,994,548)	(206,519,998)

Net increase	55,583,481	$431,926,054	23,561,952	$173,684,492

Service
Shares sold	10,444,911	$80,646,470	15,143,961	$109,318,005
Shares issued in reinvestment of dividends	863,868	6,670,664	1,809,975	12,974,874

Total issued	11,308,779	87,317,134	16,953,936	122,292,879
Shares redeemed	(5,169,372)	(40,017,297)	(18,351,877)	(131,912,944)

Net increase (decrease)	6,139,407	$47,299,837	(1,397,941)	$(9,620,065)

104	BLACKROCK FUNDS II	MARCH 31, 2011

Notes to Financial Statements (continued)

High Yield Bond (concluded)	Six Months Ended March 31, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount

Investor A
Shares sold and automatic conversion of shares	83,053,258	$644,612,914	59,914,211	$433,933,921
Shares issued in reinvestment of dividends	4,003,611	30,923,790	6,406,832	45,957,423

Total issued	87,056,869	675,536,704	66,321,043	479,891,344
Shares redeemed	(16,304,492)	(126,122,237)	(62,255,454)	(448,392,620)

Net increase	70,752,377	$549,414,467	4,065,589	$31,498,724

Investor B
Shares sold	119,156	$923,054	338,240	$2,441,376
Shares issued in reinvestment of dividends	41,872	322,716	154,085	1,100,257

Total issued	161,028	1,245,770	492,325	3,541,633
Shares redeemed and automatic conversion of shares	(632,706)	(4,878,453)	(2,489,385)	(17,891,535)

Net decrease	(471,678)	$(3,632,683)	(1,997,060)	$(14,349,902)

Investor B1
Shares sold	7,724	$59,820	15,350	$112,684
Shares issued in reinvestment of dividends	26,778	206,348	77,138	551,509

Total issued	34,502	266,168	92,488	664,193
Shares redeemed	(538,252)	(4,173,740)	(1,163,770)	(8,262,709)

Net decrease	(503,750)	$(3,907,572)	(1,071,282)	$(7,598,516)

Investor C
Shares sold	7,721,423	$59,722,479	9,263,023	$66,830,669
Shares issued in reinvestment of dividends	479,980	3,709,309	741,600	5,335,729

Total issued	8,201,403	63,431,788	10,004,623	72,166,398
Shares redeemed	(2,508,349)	(19,375,244)	(5,575,676)	(40,009,226)

Net increase	5,693,054	$44,056,544	4,428,947	$32,157,172

Investor C1
Shares sold	56,060	$433,254	89,145	$639,765
Shares issued in reinvestment of dividends	64,912	501,196	152,616	1,094,572

Total issued	120,972	934,450	241,761	1,734,337
Shares redeemed	(230,237)	(1,779,126)	(587,631)	(4,179,254)

Net decrease	(109,265)	$(844,676)	(345,870)	$(2,444,917)

Class R
Shares sold	887,499	$6,854,434	1,708,860	$12,315,559
Shares issued in reinvestment of dividends	94,502	728,821	167,193	1,201,730

Total issued	982,001	7,583,255	1,876,053	13,517,289
Shares redeemed	(718,350)	(5,544,015)	(985,339)	(7,071,651)

Net increase	263,651	$2,039,240	890,714	$6,445,638

BLACKROCK FUNDS II	MARCH 31, 2011	105

Notes to Financial Statements (continued)

Low Duration Bond	Six Months Ended March 31, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount

BlackRock
Shares sold	13,556,985	$131,002,990	25,342,317	$241,462,566
Shares issued in reinvestment of dividends	505,183	4,887,121	1,076,395	10,268,997

Total issued	14,062,168	135,890,111	26,418,712	251,731,563
Shares redeemed	(2,375,448)	(22,964,848)	(20,442,489)	(195,927,828)

Net increase	11,686,720	$112,925,263	5,976,223	$55,803,735

Institutional
Shares sold	24,782,558	$240,437,269	25,575,939	$244,372,073
Shares issued in reinvestment of dividends	372,170	3,603,763	517,687	4,944,662

Total issued	25,154,728	244,041,032	26,093,626	249,316,735
Shares redeemed	(8,623,533)	(83,459,234)	(22,375,839)	(213,494,922)

Net increase	16,531,195	$160,581,798	3,717,787	$35,821,813

Service
Shares sold	9,250,727	$89,535,253	45,911,794	$439,504,944
Shares issued in reinvestment of dividends	942,710	9,126,435	1,580,966	15,118,960

Total issued	10,193,437	98,661,688	47,492,760	454,623,904
Shares redeemed	(18,135,617)	(175,339,239)	(15,688,424)	(150,107,697)

Net increase (decrease)	(7,942,180)	$(76,677,551)	31,804,336	$304,516,207

Investor A
Shares sold and automatic conversion of shares	4,022,048	$38,917,778	14,020,651	$133,975,414
Shares issued in reinvestment of dividends	223,278	2,161,771	473,145	4,520,492

Total issued	4,245,326	41,079,549	14,493,796	138,495,906
Shares redeemed	(8,260,234)	(79,736,623)	(8,685,908)	(83,066,655)

Net increase (decrease)	(4,014,908)	$(38,657,074)	5,807,888	$55,429,251

Investor A1
Shares sold	114,322	$1,106,727	269,103	$2,568,844
Shares issued in reinvestment of dividends	23,532	228,057	60,761	580,229

Total issued	137,854	1,334,784	329,864	3,149,073
Shares redeemed	(287,959)	(2,788,020)	(515,721)	(4,920,781)

Net decrease	(150,105)	$(1,453,236)	(185,857)	$(1,771,708)

Investor B
Shares sold	47,267	$457,406	147,330	$1,407,552
Shares issued in reinvestment of dividends	3,096	30,010	15,466	147,297

Total issued	50,363	487,416	162,796	1,554,849
Shares redeemed and automatic conversion of shares	(207,386)	(2,007,028)	(712,504)	(6,800,245)

Net decrease	(157,023)	$(1,519,612)	(549,708)	$(5,245,396)

106	BLACKROCK FUNDS II	MARCH 31, 2011

Notes to Financial Statements (continued)

Low Duration Bond (concluded)	Six Months Ended March 31, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount

Investor B1
Shares sold	1	–	1,034	$9,819
Shares issued in reinvestment of dividends	509	$4,934	1,569	14,958

Total issued	510	4,934	2,603	24,777
Shares redeemed	(3,562)	(34,515)	(21,952)	(210,050)

Net decrease	(3,052)	$(29,581)	(19,349)	$(185,273)

Investor B2
Shares sold	4,399	$42,547	6,143	$58,724
Shares issued in reinvestment of dividends	3,284	31,801	10,687	101,877

Total issued	7,683	74,348	16,830	160,601
Shares redeemed	(86,999)	(842,281)	(167,769)	(1,599,587)

Net decrease	(79,316)	$(767,933)	(150,939)	$(1,438,986)

Investor C
Shares sold	2,346,283	$22,694,638	7,583,215	$72,296,660
Shares issued in reinvestment of dividends	87,125	843,507	181,808	1,735,540

Total issued	2,433,408	23,538,145	7,765,023	74,032,200
Shares redeemed	(3,024,382)	(29,247,277)	(2,999,840)	(28,680,457)

Net increase (decrease)	(590,974)	$(5,709,132)	4,765,183	$45,351,743

Investor C1
Shares sold	3,916	$37,906	8,100	$77,354
Shares issued in reinvestment of dividends	4,146	40,142	12,019	114,605

Total issued	8,062	78,048	20,119	191,959
Shares redeemed	(38,453)	(372,038)	(153,535)	(1,473,208)

Net decrease	(30,391)	$(293,990)	(133,416)	$(1,281,249)

Investor C2
Shares sold	77	$751	152	$1,581
Shares issued in reinvestment of dividends	11,843	114,652	32,080	305,979

Total issued	11,920	115,403	32,232	307,560
Shares redeemed	(80,920)	(782,785)	(243,634)	(2,323,956)

Net decrease	(69,000)	$(667,382)	(211,402)	$(2,016,396)

Total Return II

BlackRock
Shares sold	7,729,754	$72,515,348	18,239,555	$168,317,957
Shares issued in reinvestment of dividends	2,235,291	20,985,048	5,210,577	48,236,356

Total issued	9,965,045	93,500,396	23,450,132	216,554,313
Shares redeemed	(17,401,796)	(163,985,447)	(49,719,989)	(455,485,906)

Net decrease	(7,436,751)	$(70,485,051)	(26,269,857)	$(238,931,593)

BLACKROCK FUNDS II	MARCH 31, 2011	107

Notes to Financial Statements (continued)

Total Return Portfolio II (concluded)	Six Months Ended March 31, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount

Institutional
Shares sold	13,205,124	$123,447,293	38,782,004	$363,454,956
Shares issued in reinvestment of dividends	1,315,214	12,313,751	2,149,629	19,871,068

Total issued	14,520,338	135,761,044	40,931,633	383,326,024
Shares redeemed	(17,920,868)	(168,089,278)	(47,947,820)	(439,724,803)

Net decrease	(3,400,530)	$(32,328,234)	(7,016,187)	$(56,398,779)

Service
Shares sold	350,193	$3,276,119	1,484,671	$13,728,806
Shares issued in reinvestment of dividends	73,398	687,670	189,647	1,752,295

Total issued	423,591	3,963,789	1,674,318	15,481,101
Shares redeemed	(1,001,361)	(9,395,684)	(2,086,376)	(19,339,302)

Net decrease	(577,770)	$(5,431,895)	(412,058)	$(3,858,201)

Investor A
Shares sold and automatic conversion of shares	3,727,568	$35,015,736	12,291,873	$113,564,759
Shares issued in reinvestment of dividends	524,655	4,917,243	1,109,120	10,261,525

Total issued	4,252,223	39,932,979	13,400,993	123,826,284
Shares redeemed	(5,754,265)	(54,074,503)	(9,150,348)	(84,873,286)

Net increase (decrease)	(1,502,042)	$(14,141,524)	4,250,645	$38,952,998

Investor B
Shares sold	62,512	$587,478	319,784	$2,957,089
Shares issued in reinvestment of dividends	13,107	122,833	40,574	373,878

Total issued	75,619	710,311	360,358	3,330,967
Shares redeemed and automatic conversion of shares	(322,861)	(3,031,202)	(909,596)	(8,357,808)

Net decrease	(247,242)	$(2,320,891)	(549,238)	$(5,026,841)

Investor C
Shares sold	1,858,274	$17,443,493	5,084,783	$46,912,838
Shares issued in reinvestment of dividends	195,220	1,821,601	408,284	3,757,608

Total issued	2,053,494	19,265,094	5,493,067	50,670,446
Shares redeemed	(2,842,129)	(26,474,336)	(3,418,172)	(31,432,576)

Net increase (decrease)	(788,635)	$(7,209,242)	2,074,895	$19,237,870

Class R
Shares sold	3,458	$32,216	27,457	$252,781
Shares issued in reinvestment of dividends	762	7,147	1,613	14,933

Total issued	4,220	39,363	29,070	267,714
Shares redeemed	(5,967)	(55,522)	(19,160)	(176,320)

Net increase (decrease)	(1,747)	$(16,159)	9,910	$91,394

Until April 1, 2011, there was a 2% redemption fee on shares of the High Yield Bond redeemed or exchanged within 30 days of purchase. The redemption fees were collected and retained by the Fund for the benefit of its remaining shareholders. The redemption fees were recorded as a credit to paid-in capital.

108	BLACKROCK FUNDS II	MARCH 31, 2011

Notes to Financial Statements (concluded)

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS II	MARCH 31, 2011	109

Officers and Trustees

Robert M. Hernandez, Chairman of the Board, Member of the Audit	Investment Advisor and Co-Administrator
Committee and Trustee	BlackRock Advisors, LLC
Fred G. Weiss, Vice Chairman of the Board, Chairman of the Audit	Wilmington, DE 19809
Committee and Trustee
James H. Bodurtha, Trustee	Sub-Advisor
Bruce R. Bond, Trustee	BlackRock Financial Management, Inc.
Donald W. Burton, Trustee	New York, NY 10055
Richard S. Davis, Trustee
Honorable Stuart E. Eizenstat, Trustee and Member of the Audit Committee	Accounting agent, Co-Administrator and Transfer Agent
Laurence D. Fink, Trustee	BNY Mellon Investment Servicing (US) Inc.
Kenneth A. Froot, Trustee	Wilmington, DE 19809
Henry Gabbay, Trustee
John F. O’Brien, Trustee	Custodian
Roberta Cooper Ramo, Trustee	PFPC Trust Company
David H. Walsh, Trustee	Wilmington, DE 19809
John M. Perlowski, President and Chief Executive Officer
Brendan Kyne, Vice President	Distributor
Brian Schmidt, Vice President	BlackRock Investments, LLC
Neal Andrews, Chief Financial Officer	New York, NY 10022
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer	Legal Counsel
Ira P. Shapiro, Secretary	Willkie Farr & Gallagher LLP
New York, NY 10019

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Philadelphia, PA 19103

Address of the Trust
100 Bellevue Parkway
Wilmington, DE 19809

Effective November 10, 2010, Ira P. Shapiro became Secretary of the Trust.

Effective December 31, 2010, Richard R. West retired as Trustee of the Trust. The Board wishes Mr. West well in his retirement.

110	BLACKROCK FUNDS II	MARCH 31, 2011

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS II	MARCH 31, 2011	111

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

112	BLACKROCK FUNDS II	MARCH 31, 2011

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio		BlackRock Mid Cap Value Opportunities Fund
BlackRock Asset Allocation Portfolio†	BlackRock Global SmallCap Fund		BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio		BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Healthcare Fund		BlackRock Russell 1000 Index Fund
BlackRock Capital Appreciation Fund	BlackRock Index Equity Portfolio		BlackRock Science & Technology Opportunities Portfolio
BlackRock China Fund	BlackRock India Fund
BlackRock Energy & Resources Portfolio	BlackRock International Fund		BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund		BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Opportunities Portfolio		BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock International Value Fund		BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund		BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Core Plus Fund		BlackRock S&P 500 Stock Fund
BlackRock BlackRock Global Dividend Income Portfolio	BlackRock Large Cap Growth Fund		BlackRock U.S. Opportunities Portfolio
	BlackRock Large Cap Value Fund		BlackRock Utilities and Telecommunications Fund
BlackRock Global Dynamic Equity Fund	BlackRock Latin America Fund		BlackRock Value Opportunities Fund
BlackRock Global Emerging Markets Fund	BlackRock Mid-Cap Growth Equity Portfolio		BlackRock World Gold Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio

Fixed Income Funds
BlackRock Bond Index Fund	BlackRock Income Portfolio†		BlackRock Multi-Sector Bond Portfolio
BlackRock Bond Portfolio	BlackRock Inflation Protected Bond Portfolio		BlackRock Short-Term Bond Fund
BlackRock Emerging Market Debt Portfolio	BlackRock Intermediate Government Bond Portfolio		BlackRock Strategic Income Opportunities Portfolio
BlackRock Floating Rate Income Portfolio
BlackRock GNMA Portfolio	BlackRock International Bond Portfolio		BlackRock Total Return Fund
BlackRock Government Income Portfolio	BlackRock Long Duration Bond Portfolio		BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock Low Duration Bond Portfolio		BlackRock World Income Fund
BlackRock High Yield Bond Portfolio	BlackRock Managed Income Portfolio

Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Municipal Fund		BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund		BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund		BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund

Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055
2035

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS II	MARCH 31, 2011	113

[THIS PAGE INTENTIONALLY LEFT BLANK.]

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

TAXABLE2-3/11-SAR

March 31, 2011

Semi-Annual Report (Unaudited)

BlackRock Funds II

▶	BlackRock Conservative Prepared Portfolio
▶	BlackRock Moderate Prepared Portfolio
▶	BlackRock Growth Prepared Portfolio
▶	BlackRock Aggressive Growth Prepared Portfolio

Not FDIC Insured ¡ No Bank Guarantee ¡ May Lose Value

2	BLACKROCK FUNDS II	MARCH 31, 2011

Dear Shareholder

Over the past 12 months, we have seen a sluggish, stimulus-driven economic recovery at long last gain real traction, accelerate, and transition into a consumption-driven expansion. For the most part, 2010 was plagued with widely fluctuating economic data, but as the year drew to a close, it became clear that cyclical stimulus had beaten out structural problems as economic data releases generally became more positive and financial markets showed signs of continuing improvement. Although the sovereign debt crises and emerging market inflation that troubled the global economy in 2010 remain a challenge today, overall investor sentiment had improved considerably. In the first quarter of 2011, significant global events gave rise to new concerns about the future of the global economy. Political turmoil spread across the Middle East/North Africa (“MENA”) region, oil and other commodity prices soared, and markets recoiled as the nuclear crisis unfolded in the wake of a 9.0-magnitude earthquake and tsunami that struck Japan in March. These events shook investor confidence, but the global economic recovery would not be derailed.

In the United States, strength from the corporate sector and increasing consumer spending have been key drivers of economic growth, while the housing and labor markets have been the heaviest burdens. While housing has yet to show any meaningful sign of improvement, labor statistics have become increasingly positive in recent months.

Global equity markets experienced uneven growth and high volatility over the course of 2010, but ended the year strong. Following a strong start to 2011, the aforementioned headwinds brought high volatility back to equity markets. A pick up in inflationary pressures caused emerging market equities to underperform developed markets, where threats of inflation remained relatively subdued. Overall, equities posted strong returns for the 12-month period. US stocks outpaced most international markets and small cap stocks outperformed large caps as investors moved into higher-risk assets.

Fixed income markets saw yields trend lower over most of 2010, until the fourth quarter brought an abrupt reversal in sentiment and risk tolerance that drove yields sharply upward (pushing bond prices down) through year end. Improving economic data continued to pressure fixed income yields in 2011; however, escalating geopolitical risks have acted as a counterweight, restoring relative stability to yield movements. Global credit markets were surprisingly resilient in the face of major headwinds during the first quarter. Yield curves globally remained steep by historical standards and higher-risk sectors continued to outperform higher-quality assets.

The tax-exempt municipal market enjoyed a powerful rally during the period of low interest rates in 2010; however, when the yield trend reversed, the market was dealt an additional blow as it became evident that the Build America Bond program would expire at year end. In addition, negative headlines regarding fiscal challenges faced by state and local governments damaged investor confidence and further heightened volatility in the municipal market. Tax-exempt mutual funds experienced heavy outflows, resulting in wider quality spreads and further downward pressure on municipal bond prices. These headwinds began to abate in 2011 and the tax-exempt municipal market staged a mild rebound in the first quarter.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Total Returns as of March 31, 2011	6-month	12-month
US large cap equities (S&P 500 Index)	17.31%	15.65%
US small cap equities (Russell 2000 Index)	25.48	25.79
International equities (MSCI Europe, Australasia, Far East Index)	10.20	10.42
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.09	0.16
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(5.90)	6.52
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	(0.88)	5.12
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	(3.68)	1.63
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	7.24	14.26

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

While no one can peer into a crystal ball and eliminate the uncertainties presented by the economic landscape and financial markets, BlackRock can offer investors the next best thing: partnership with the world’s largest asset management firm and a unique global perspective that allows us to identify trends early and capitalize on market opportunities. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2011	BlackRock Conservative Prepared Portfolio

Investment Objective

BlackRock Conservative Prepared Portfolio’s (the “Fund”) investment objective is to seek a balance between long term capital appreciation and high current income, with a greater emphasis on income.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2011, the Fund outperformed both its reference benchmark (60% Barclays Capital US Aggregate Bond Index/32% Russell 3000 Index/8% Morgan Stanley Capital International (“MSCI”) EAFE Index) and the fixed income benchmark, the Barclays Capital US Aggregate Bond Index.

The following discussion of relative performance pertains to its reference benchmark.

What factors influenced performance?

•	The Fund’s overweight allocation to equities and underweight in fixed income relative to its reference benchmark drove the Fund’s outperformance as equities rallied during the period.

•

The strongest performing portfolio holding during the period was Master Large Cap Growth Portfolio, which significantly outperformed its benchmark, the Russell 1000 Growth Index, primarily due to positive stock selection in the information technology and industrials sectors.

•

Exposure to high yield debt via the Fund’s investment in BlackRock High Yield Bond Portfolio also contributed positively to performance. Attractive credit quality spreads relative to core fixed income securities and investor demand for yield drove strong performance in the sector during the period.

•

Exposure to core fixed income via the Fund’s investment in Master Total Return Portfolio detracted from returns. Although Master Total Return Portfolio slightly outperformed its benchmark, the Barclays Capital US Aggregate Bond Index, most fixed income sectors experienced market weakness as investors turned to higher risk asset classes amid improving economic expectations.

Describe recent portfolio activity.

•

During the six-month period, the Fund reallocated a portion of its equity holdings from core equity funds to growth equity funds. This move was predicated on the increasing attractiveness of growth equities relative to core equities. The Fund also added exposure to high-quality, dividend-paying equities in order to benefit from strong investor demand for yield.

•

Emerging market equities experienced a significant rally over much of 2010, but inflationary pressures emerged as a potential headwind near the end of the year. Given the increasing probability that emerging economies would be forced to implement tightening measures to combat inflation, we reduced exposure to emerging market equities in favor of US small- and mid-cap stocks in November.

•

The sharp rally in equities over the later part of 2010 caused the Fund’s equity overweight to drift higher by year end. In early January, we pared down the Fund’s equity exposure in order to maintain an equity overweight at a level that is suitable for the Fund’s risk profile. The proceeds from the sale of equities were used to increase the Fund’s core fixed income exposure.

•

Within the Fund’s allocation to core fixed income via its investment in Master Total Return Portfolio, portfolio activity during the first half of the period included tactical trading of agency mortgage-backed securities (“MBS”), adding to high yield exposure, and reducing exposure to sovereign credits. During the second half of the period, Master Total Return Portfolio reduced exposure to investment-grade corporate debt, where spreads had tightened significantly, and added exposure to agency MBS and asset-backed securities. Master Total Return Portfolio gradually reduced its portfolio duration over the six months and ended the period with a shorter duration versus its benchmark, the Barclays Capital US Aggregate Bond Index.

Describe Fund positioning at period end.

•

At period end, the Fund was overweight relative to its reference benchmark in equities and underweight in fixed income. Within the equity segment, the Fund was overweight in domestic equities and underweight in international equities relative to its equity benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Fixed Income Funds	57%
Equity Funds	43

Portfolio Holdings	Percent of Affiliated Investment Companies
Master Total Return Portfolio	49%
BlackRock High Yield Bond Portfolio, BlackRock Class	8
BlackRock U.S. Opportunities Portfolio, Institutional Class	7
BlackRock Capital Appreciation Fund, BlackRock Class	7
BlackRock Global Dynamic Equity Fund, Institutional Class	6
Master Basic Value LLC	6
BlackRock Equity Dividend Fund, Institutional Class	6
Master Large Cap Growth Portfolio	5
BlackRock International Opportunities Portfolio, Institutional Class	3
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	2
Master Value Opportunities LLC	1

The Fund allocation and holdings listed above are current as of the report date. However, the Fund is regularly monitored and its composition may vary throughout various periods.

4	BLACKROCK FUNDS II	MARCH 31, 2011

BlackRock Conservative Prepared Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.
[2]

The Fund, which is a fund of funds, normally invests 40% of its assets in underlying funds that invest primarily in equity securities and 60% of its assets in underlying funds that invest primarily in fixed income securities.

[3]

The Fund compares its performance to that of a customized weighted index comprised of the returns of the Barclays Capital US Aggregate Bond Index (60%), Russell 3000 Index (32%) and MSCI EAFE Index (8%), recognized unmanaged indices of bond, US stock and non-US stock market performance, respectively.

[4]	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.
[5]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2011

		Average Annual Total Returns[6]
		1 Year		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	8.80%	13.01%	N/A	4.88%	N/A
Investor A	8.59	12.48	6.59%	4.47	3.17%
Investor C	8.18	11.63	10.63	3.72	3.72
Class R	8.53	12.22	N/A	4.22	N/A
Barclays Capital US Aggregate Bond Index (60%)/Russell 3000 Index (32%)/MSCI EAFE Index (8%)	6.03	9.87	N/A	4.19	N/A
Barclays Capital US Aggregate Bond Index	(0.88)	5.12	N/A	5.73	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]			Annualized Expense Ratio
	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[8]	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,088.00	$1.41	$1,000.00	$1,023.59	$1.36	0.27%
Investor A	$1,000.00	$1,085.90	$3.38	$1,000.00	$1,021.69	$3.28	0.65%
Investor C	$1,000.00	$1,081.80	$7.21	$1,000.00	$1,018.00	$6.99	1.39%
Class R	$1,000.00	$1,085.30	$4.58	$1,000.00	$1,020.54	$4.43	0.88%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2011	5

Fund Summary as of March 31, 2011	BlackRock Moderate Prepared Portfolio

Investment Objective

BlackRock Moderate Prepared Portfolio’s (the “Fund”) investment objective is to seek a balance between long term capital appreciation and high current income, with a greater emphasis on capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2011, the Fund outperformed its reference benchmark (40% Barclays Capital US Aggregate Bond Index/48% Russell 3000 Index/12% MSCI EAFE Index) and underperformed the broad-market S&P 500 Index.

The following discussion of relative performance pertains to its reference benchmark.

What factors influenced performance?

•	The Fund’s overweight allocation to equities and underweight in fixed income relative to its reference benchmark drove the Fund’s outperformance as equities rallied during the period.

•

The strongest performing portfolio holding during the period was Master Large Cap Growth Portfolio, which significantly outperformed its benchmark, the Russell 1000 Growth Index, primarily due to positive stock selection in the information technology and industrials sectors.

•

Exposure to high yield debt via the Fund’s investment in BlackRock High Yield Bond Portfolio also contributed positively to performance. Attractive credit quality spreads relative to core fixed income securities and investor demand for yield drove strong performance in the sector during the period.

•

Exposure to core fixed income via the Fund’s investment in Master Total Return Portfolio detracted from returns. Although Master Total Return Portfolio slightly outperformed its benchmark, the Barclays Capital US Aggregate Bond Index, most fixed income sectors experienced market weakness as investors turned to higher risk asset classes amid improving economic expectations.

Describe recent portfolio activity.

•

During the six-month period, the Fund reallocated a portion of its equity holdings from core equity funds to growth equity funds. This move was predicated on the increasing attractiveness of growth equities relative to core equities. The Fund also added exposure to high-quality, dividend-paying equities in order to benefit from strong investor demand for yield.

•

Emerging market equities experienced a significant rally over much of 2010, but inflationary pressures emerged as a potential headwind near the end of the year. Given the increasing probability that emerging economies would be forced to implement tightening measures to combat inflation, we reduced exposure to emerging market equities in favor of US small- and mid-cap stocks in November.

•

The sharp rally in equities over the later part of 2010 caused the Fund’s equity overweight to drift higher by year end. In early January, we pared down the Fund’s equity exposure in order to maintain an equity overweight at a level that is suitable for the Fund’s risk profile. The proceeds from the sale of equities were used to increase the Fund’s core fixed income exposure.

•

Within the Fund’s allocation to core fixed income via its investment in Master Total Return Portfolio, portfolio activity during the first half of the period included tactical trading of agency mortgage-backed securities (“MBS”), adding to high yield exposure, and reducing exposure to sovereign credits. During the second half of the period, Master Total Return Portfolio reduced exposure to investment-grade corporate debt, where spreads had tightened significantly, and added exposure to agency MBS and asset-backed securities. Master Total Return Portfolio gradually reduced its portfolio duration over the six months and ended the period with a shorter duration versus its benchmark, the Barclays Capital US Aggregate Bond Index.

Describe Fund positioning at period end.

•

At period end, the Fund was overweight relative to its reference benchmark in equities and underweight in fixed income. Within the equity segment, the Fund was overweight in domestic equities and underweight in international equities relative to its equity benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	63%
Fixed Income Funds	37

Portfolio Holdings	Percent of Affiliated Investment Companies
Master Total Return Portfolio	32%
BlackRock Capital Appreciation Fund, BlackRock Class	11
BlackRock U.S. Opportunities Portfolio, Institutional Class	10
BlackRock Global Dynamic Equity Fund, Institutional Class	9
Master Basic Value LLC	8
BlackRock Equity Dividend Fund, Institutional Class	8
Master Large Cap Growth Portfolio	8
BlackRock High Yield Bond Portfolio, BlackRock Class	5
BlackRock International Opportunities Portfolio, Institutional Class	4
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	3
Master Value Opportunities LLC	2

The Fund allocation and holdings listed above are current as of the report date. However, the Fund is regularly monitored and its composition may vary throughout various periods.

6	BLACKROCK FUNDS II	MARCH 31, 2011

BlackRock Moderate Prepared Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.
[2]

The Fund, which is a fund of funds, normally invests 60% of its assets in underlying funds that invest primarily in equity securities and 40% of its assets in underlying funds that invest primarily in fixed income securities.

[3]

The Fund compares its performance to that of a customized weighted index comprised of the returns of the Barclays Capital US Aggregate Bond Index (40%), Russell 3000 Index (48%) and MSCI EAFE Index (12%), recognized unmanaged indices of bond, US stock and non-US stock market performance, respectively.

[4]

This unmanaged total return index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of The McGraw-Hill Companies, Inc.

[5]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2011

	6-Month Total Returns	Average Annual Total Returns[6]
		1 Year		Since Inception[7]
		w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	12.23%	14.37%	N/A	4.27%	N/A
Investor A	12.11	13.90	7.94%	3.91	2.61%
Investor C	11.54	12.97	11.97	3.11	3.11
Class R	12.00	13.80	N/A	3.75	N/A
Barclays Capital US Aggregate Bond Index (40%)/Russell 3000 Index (48%)/MSCI EAFE Index (12%)	9.60	12.07	N/A	3.19	N/A
S&P 500 Index	17.31	15.65	N/A	0.58	N/A

[6]

Assuming maximum sales charge, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]			Annualized Expense Ratio
	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[8]	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,122.30	$1.11	$1,000.00	$1,023.88	$1.06	0.21%
Investor A	$1,000.00	$1,121.10	$3.12	$1,000.00	$1,021.99	$2.97	0.59%
Investor C	$1,000.00	$1,115.40	$7.17	$1,000.00	$1,018.15	$6.84	1.36%
Class R	$1,000.00	$1,120.00	$3.75	$1,000.00	$1,021.39	$3.58	0.71%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2011	7

Fund Summary as of March 31, 2011	BlackRock Growth Prepared Portfolio

Investment Objective

BlackRock Growth Prepared Portfolio’s (the “Fund”) investment objective is to seek long term capital appreciation. Current income is also a consideration.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2011, the Fund outperformed its reference benchmark (20% Barclays Capital US Aggregate Bond Index/64% Russell 3000 Index/16% MSCI EAFE Index) and underperformed the broad-market S&P 500 Index.

The following discussion of relative performance pertains to its reference benchmark.

What factors influenced performance?

•	The Fund’s overweight allocation to equities and underweight in fixed income relative to its reference benchmark drove the Fund’s outperformance as equities rallied during the period.

•

The strongest performing portfolio holding during the period was Master Large Cap Growth Portfolio, which significantly outperformed its benchmark, the Russell 1000 Growth Index, primarily due to positive stock selection in the information technology and industrials sectors.

•

Exposure to high yield debt via the Fund’s investment in BlackRock High Yield Bond Portfolio also contributed positively to performance. Attractive credit quality spreads relative to core fixed income securities and investor demand for yield drove strong performance in the sector during the period.

•

Exposure to core fixed income via the Fund’s investment in Master Total Return Portfolio detracted from returns. Although Master Total Return Portfolio slightly outperformed its benchmark, the Barclays Capital US Aggregate Bond Index, most fixed income sectors experienced market weakness as investors turned to higher risk asset classes amid improving economic expectations.

Describe recent portfolio activity.

•

During the six-month period, the Fund reallocated a portion of its equity holdings from core equity funds to growth equity funds. This move was predicated on the increasing attractiveness of growth equities relative to core equities. The Fund also added exposure to high-quality, dividend-paying equities in order to benefit from strong investor demand for yield.

•

Emerging market equities experienced a significant rally over much of 2010, but inflationary pressures emerged as a potential headwind near the end of the year. Given the increasing probability that emerging economies would be forced to implement tightening measures to combat inflation, we reduced exposure to emerging market equities in favor of US small- and mid-cap stocks in November.

•

The sharp rally in equities over the later part of 2010 caused the Fund’s equity overweight to drift higher by year end. In early January, we pared down the Fund’s equity exposure in order to maintain an equity overweight at a level that is suitable for the Fund’s risk profile. The proceeds from the sale of equities were used to increase the Fund’s core fixed income exposure.

•

Within the Fund’s allocation to core fixed income via its investment in Master Total Return Portfolio, portfolio activity during the first half of the period included tactical trading of agency mortgage-backed securities (“MBS”), adding to high yield exposure, and reducing exposure to sovereign credits. During the second half of the period, Master Total Return Portfolio reduced exposure to investment-grade corporate debt, where spreads had tightened significantly, and added exposure to agency MBS and asset-backed securities. Master Total Return Portfolio gradually reduced its portfolio duration over the six months period and ended the period with a shorter duration versus its benchmark, the Barclays Capital US Aggregate Bond Index.

Describe Fund positioning at period end.

•

At period end, the Fund was overweight relative to its reference benchmark in equities and underweight in fixed income. Within the equity segment, the Fund was overweight in domestic equities and underweight in international equities relative to its equity benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	83%
Fixed Income Funds	17

Portfolio Holdings	Percent of Affiliated Investment Companies
BlackRock Capital Appreciation Fund, BlackRock Class	15%
Master Total Return Portfolio	15
BlackRock U.S. Opportunities Portfolio, Institutional Class	13
BlackRock Global Dynamic Equity Fund, Institutional Class	11
Master Basic Value LLC	11
BlackRock Equity Dividend Fund, Institutional Class	11
Master Large Cap Growth Portfolio	10
BlackRock International Opportunities Portfolio, Institutional Class	5
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	5
Master Value Opportunities LLC	2
BlackRock High Yield Bond Portfolio, BlackRock Class	2

The Fund allocation and holdings listed above are current as of the report date. However, the Fund is regularly monitored and its composition may vary throughout various periods.

8	BLACKROCK FUNDS II	MARCH 31, 2011

BlackRock Growth Prepared Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.
[2]

The Fund, which is a fund of funds, normally invests 80% of its assets in underlying funds that invest primarily in equity securities and 20% of its assets in underlying funds that invest primarily in fixed income securities.

[3]

The Fund compares its performance to that of a customized weighted index comprised of the returns of the Barclays Capital US Aggregate Bond Index (20%), Russell 3000 Index (64%) and MSCI EAFE Index (16%), recognized unmanaged indices of bond, US stock and non-US stock market performance, respectively.

[4]

This unmanaged total return index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of The McGraw-Hill Companies, Inc.

[5]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2011

	6-Month Total Returns	Average Annual Total Returns[6]
		1 Year		Since Inception[7]
		w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	15.80%	15.80%	N/A	3.70%	N/A
Investor A	15.46	15.21	9.11%	3.31	2.02%
Investor C	15.10	14.45	13.45	2.56	2.56
Class R	15.47	15.09	N/A	3.12	N/A
Barclays Capital US Aggregate Bond Index (20%)/Russell 3000 Index (64%)/MSCI EAFE Index (16%)	13.26	14.14	N/A	2.03	N/A
S&P 500 Index	17.31	15.65	N/A	0.58	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]			Annualized Expense Ratio
	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[8]	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,158.00	$0.97	$1,000.00	$1,024.03	$0.91	0.18%
Investor A	$1,000.00	$1,154.60	$2.90	$1,000.00	$1,022.24	$2.72	0.54%
Investor C	$1,000.00	$1,151.00	$6.86	$1,000.00	$1,018.55	$6.44	1.28%
Class R	$1,000.00	$1,154.70	$3.92	$1,000.00	$1,021.29	$3.68	0.73%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[9]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2011	9

Fund Summary as of March 31, 2011	BlackRock Aggressive Growth Prepared Portfolio

Investment Objective

BlackRock Aggressive Growth Prepared Portfolio’s (the “Fund”) investment objective is to seek long term capital appreciation. Current income is not a consideration.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2011, the Fund outperformed both its reference benchmark (80% Russell 3000 Index/20% MSCI EAFE Index) and the broad-market S&P 500 Index.

The following discussion of relative performance pertains to its reference benchmark.

What factors influenced performance?

•

The Fund’s outperformance was driven mainly by its holdings in Master Large Cap Growth Portfolio, which significantly outperformed its benchmark, the Russell 1000 Growth Index, primarily due to positive stock selection in the information technology and industrials sectors.

•	Also adding to performance was the Fund’s position in Master Basic Value LLC, which benefited from its security selection within the energy sector.

•

While no individual factor notably detracted from the Fund’s performance, equity markets generally slowed their rally on a number of head-winds later in the period, including the devastating natural disasters and ensuing nuclear crisis in Japan.

Describe recent portfolio activity.

•

During the six-month period, the Fund reallocated a portion of its equity holdings from core equity funds to growth equity funds. This move was predicated on the increasing attractiveness of growth equities relative to core equities. The Fund also added exposure to high-quality, dividend-paying equities in order to benefit from strong investor demand for yield.

•

In addition, the Fund reduced exposure to international equities in favor of domestic equities due to concerns about the ongoing debt crisis in peripheral Europe. The Fund moved from a neutral position relative to its reference benchmark (80% domestic/20% international) at the beginning of the period to an overweight in domestic equities (approximately 89%) versus international equities (approximately 11%) through the aggregate underlying holdings of the Fund’s portfolio holdings.

•

Emerging market equities experienced a significant rally over much of 2010, but inflationary pressures emerged as a potential headwind near the end of the year. Given the increasing probability that emerging economies would be forced to implement tightening measures to combat inflation, we reduced exposure to emerging market equities in favor of US small- and mid-cap stocks in November.

Describe Fund positioning at period end.

•	At period end, the Fund was overweight relative to its reference benchmark in domestic equities and underweight in international equities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	100%

Portfolio Holdings	Percent of Affiliated Investment Companies
BlackRock Capital Appreciation Fund, BlackRock Class	19%
BlackRock U.S. Opportunities Portfolio, Institutional Class	15
Master Large Cap Growth Portfolio	13
BlackRock Global Dynamic Equity Fund, Institutional Class	13
Master Basic Value LLC	13
BlackRock Equity Dividend Fund, Institutional Class	13
BlackRock International Opportunities Portfolio, Institutional Class	6
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	5
Master Value Opportunities LLC	3

The Fund allocation and holdings listed above are current as of the report date. However, the Fund is regularly monitored and its composition may vary throughout various periods.

10	BLACKROCK FUNDS II	MARCH 31, 2011

BlackRock Aggressive Growth Prepared Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.
[2]	The Fund, which is a fund of funds, normally invests 100% of its assets in underlying funds that invest primarily in equity securities.
[3]

The Fund compares its performance to that of a customized weighted index comprised of the returns of the Russell 3000 Index (80%) and MSCI EAFE Index (20%), recognized unmanaged indices of US stock and non-US stock market performance, respectively.

[4]

This unmanaged total return index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of The McGraw-Hill Companies, Inc.

[5]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2011

		Average Annual Total Returns[6]
	6-Month Total Returns	1 Year		Since Inception[7]
		w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	18.55%	16.55%	N/A	2.74%	N/A
Investor A	18.26	16.11	10.00%	2.40	1.13%
Investor C	17.91	15.31	14.31	1.64	1.64
Class R	18.27	15.97	N/A	2.21	N/A
Russell 3000 Index (80%)/MSCI EAFE Index (20%)	17.00	16.08	N/A	0.71	N/A
S&P 500 Index	17.31	15.65	N/A	0.58	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]			Annualized Expense Ratio
	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[8]	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,185.50	$0.98	$1,000.00	$1,024.03	$0.91	0.18%
Investor A	$1,000.00	$1,182.60	$2.83	$1,000.00	$1,022.34	$2.62	0.52%
Investor C	$1,000.00	$1,179.10	$6.90	$1,000.00	$1,018.60	$6.39	1.27%
Class R	$1,000.00	$1,182.70	$3.70	$1,000.00	$1,021.54	$3.43	0.68%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2011	11

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge. Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement and other similar plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Funds’ investment advisor waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after February 1, 2012. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2010 and held through March 31, 2011) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

12	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments March 31, 2011 (Unaudited)	BlackRock Conservative Prepared Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds – 43.2%
BlackRock Capital Appreciation Fund, BlackRock Class (b)	142,745	$3,540,069
BlackRock Equity Dividend Fund, Institutional Class	147,576	2,761,139
BlackRock Global Dynamic Equity Fund, Institutional Class	233,605	3,041,535
BlackRock International Opportunities Portfolio, Institutional Class	37,288	1,332,661
BlackRock Small Cap Growth Equity Portfolio, Institutional Class (b)	47,441	1,235,835
BlackRock U.S. Opportunities Portfolio, Institutional Class (b)	80,813	3,546,881
Master Basic Value LLC	$2,804,504	2,804,504
Master Large Cap Growth Portfolio	$2,416,459	2,416,459
Master Value Opportunities LLC	$633,988	633,988

		21,313,071

Fixed Income Funds – 57.0%
BlackRock High Yield Bond Portfolio, BlackRock Class	523,846	4,101,717
Master Total Return Portfolio	$24,063,827	24,063,827

		28,165,544

Short-Term Securities – 0.0%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (c)	18,627	18,627

Total Affiliated Investment Companies (Cost – $46,147,747*) – 100.2%		49,497,242
Liabilities in Excess of Other Assets – (0.2)%		(108,053)

Net Assets – 100.0%		$49,389,189

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$50,421,495

Gross unrealized appreciation	$3,349,495
Gross unrealized depreciation	(4,273,748)

Net unrealized depreciation	$(924,253)

(a)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2010	Shares/ Beneficial Interest Purchased		Shares Sold		Shares/ Beneficial Interest Held at March 31, 2011	Value at March 31, 2011	Realized Gain (Loss)	Income
BlackRock All-Cap Energy & Resources Portfolio, Institutional Class	41,857	1,295		43,152		–	–	$81,785	–
BlackRock Basic Value Fund, Institutional Class	172,531	6,907		179,438		–	–	$1,035,017	$44,164
BlackRock Capital Appreciation Fund, BlackRock Class	200,101	48,090		105,446		142,745	$3,540,069	$165,846	–
BlackRock Equity Dividend Fund, Institutional Class	–	196,440		48,864		147,576	$2,761,139	$27,253	$35,808
BlackRock Global Allocation Fund, Institutional Class	–	258,342		258,342		–	–	$184,111	–
BlackRock Global Dynamic Equity Fund, Institutional Class	312,248	245,791		324,434		233,605	$3,041,535	$711,621	$27,866
BlackRock Global Emerging Markets Fund, Institutional Class	59,710	1,553		61,263		–	–	$196,671	–
BlackRock High Yield Bond Portfolio, BlackRock Class	511,395	86,975		74,524		523,846	$4,101,717	$3,060	$147,339
BlackRock International Opportunities Portfolio, Institutional Class	23,653	16,771		3,136		37,288	$1,332,661	$91	$13,040
BlackRock Large Cap Core Fund, Institutional Class	320,808	–		320,808		–	–	$576,951	–
BlackRock Large Cap Growth Fund, Institutional Class	–	314,105		314,105		–	–	$256,455	–
BlackRock Liquidity Funds, TempFund, Institutional Class	30,179	–		11,552	**	18,627	$18,627	–	$39
BlackRock Small Cap Core Equity Portfolio, Institutional Class	105,566	–		105,566		–	–	$384,372	–
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	–	50,933		3,492		47,441	$1,235,835	$1,217	–
BlackRock Total Return Fund, BlackRock Class	1,891,474	87,497		1,978,971		–	–	$2,206,023	$155,289
BlackRock U.S. Opportunities Portfolio, Institutional Class	–	86,201		5,388		80,813	$3,546,881	$57,707	–
BlackRock Value Opportunities Fund, Institutional Class	–	31,356		31,356		–	–	$61,934	–
Master Basic Value LLC	–	$2,804,504	***	–		$2,804,504	$2,804,504	$143,618	$17,854
Master Large Cap Growth Portfolio	–	$2,416,459	***	–		$2,416,459	$2,416,459	$221,627	$13,157
Master Total Return Portfolio	–	$24,063,827	***	–		$24,063,827	$24,063,827	$(149,245)	$344,411
Master Value Opportunities LLC	–	$633,988	***	–		$633,988	$633,988	$25,412	$2,636

**	Represents net shares sold.
***	Represents net beneficial interest purchased.
(b)	Non-income producing security.
(c)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	13

Schedule of Investments (concluded)	BlackRock Conservative Prepared Portfolio

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$19,578,464	$29,918,778	–	$49,497,242

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments March 31, 2011 (Unaudited)	BlackRock Moderate Prepared Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds – 63.4%
BlackRock Capital Appreciation Fund, BlackRock Class (b)	412,918	$10,240,374
BlackRock Equity Dividend Fund, Institutional Class	400,982	7,502,382
BlackRock Global Dynamic Equity Fund, Institutional Class	618,052	8,047,042
BlackRock International Opportunities Portfolio, Institutional Class	98,541	3,521,847
BlackRock Small Cap Growth Equity Portfolio, Institutional Class (b)	125,530	3,270,050
BlackRock U.S. Opportunities Portfolio, Institutional Class (b)	214,746	9,425,204
Master Basic Value LLC	$7,616,069	7,616,069
Master Large Cap Growth Portfolio	$6,994,858	6,994,858
Master Value Opportunities LLC	$1,677,689	1,677,689

		58,295,515

Fixed Income Funds – 37.2%
BlackRock High Yield Bond Portfolio, BlackRock Class	610,819	4,782,716
Master Total Return Portfolio	$29,484,526	29,484,526

		34,267,242

Short-Term Securities – 0.0%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (c)	10,906	10,906

Total Affiliated Investment Companies (Cost – $84,244,748*) – 100.6%		92,573,663
Liabilities in Excess of Other Assets – (0.6)%		(559,726)

Net Assets – 100.0%		$92,013,937

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$94,040,479

Gross unrealized appreciation	$8,328,915
Gross unrealized depreciation	(9,795,731)

Net unrealized depreciation	$(1,466,816)

(a)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2010	Shares/ Beneficial Interest Purchased		Shares Sold		Shares/ Beneficial Interest Held at March 31, 2011	Value at March 31, 2011	Realized Gain (Loss)	Income
BlackRock All-Cap Energy & Resources Portfolio, Institutional Class	115,737	1,298		117,035		–	–	$226,857	–
BlackRock Basic Value Fund, Institutional Class	477,659	9,311		486,970		–	–	$2,348,102	$119,556
BlackRock Capital Appreciation Fund, BlackRock Class	553,840	122,112		263,034		412,918	$10,240,374	$401,469	–
BlackRock Equity Dividend Fund, Institutional Class	–	529,619		128,637		400,982	$7,502,382	$73,192	$98,377
BlackRock Global Allocation Fund, Institutional Class	–	705,410		705,410		–	–	$509,519	–
BlackRock Global Dynamic Equity Fund, Institutional Class	863,840	657,733		903,521		618,052	$8,047,042	$1,219,594	$73,805
BlackRock Global Emerging Markets Fund, Institutional Class	163,716	1,691		165,407		–	–	$545,080	–
BlackRock High Yield Bond Portfolio, BlackRock Class	631,279	83,351		103,811		610,819	$4,782,716	$10,135	$176,148
BlackRock Inflation Protected Bond Portfolio, BlackRock Class	1,229	–		1,229		–	–	$1,952	–
BlackRock International Opportunities Portfolio, Institutional Class	65,380	41,883		8,722		98,541	$3,521,847	$913	$35,218
BlackRock Large Cap Core Fund, Institutional Class	888,880	–		888,880		–	–	$1,078,433	–
BlackRock Large Cap Growth Fund, Institutional Class	–	854,548		854,548		–	–	$710,529	–
BlackRock Liquidity Funds, TempFund, Institutional Class	37,327	–		26,421	**	10,906	$10,906	–	$42
BlackRock Small Cap Core Equity Portfolio, Institutional Class	292,467	–		292,467		–	–	$815,412	–
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	–	135,459		9,929		125,530	$3,270,050	$4,152	–
BlackRock Total Return Fund, BlackRock Class	2,323,179	39,294		2,362,473		–	–	$2,309,012	$169,461
BlackRock U.S. Opportunities Portfolio, Institutional Class	–	230,432		15,686		214,746	$9,425,204	$150,499	–
BlackRock Value Opportunities Fund, Institutional Class	–	85,283		85,283		–	–	$171,121	–
Master Basic Value LLC	–	$7,616,069	***	–		$7,616,069	$7,616,069	$391,564	$48,705
Master Large Cap Growth Portfolio	–	$6,994,858	***	–		$6,994,858	$6,994,858	$624,302	$36,447
Master Total Return Portfolio	–	$29,484,526	***	–		$29,484,526	$29,484,526	$(159,049)	$414,800
Master Value Opportunities LLC	–	$1,677,689	***	–		$1,677,689	$1,677,689	$67,925	$7,086

**	Represents net shares sold.
***	Represents net beneficial interest purchased.
(b)	Non-income producing security.
(c)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	15

Schedule of Investments (concluded)	BlackRock Moderate Prepared Portfolio

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$46,800,521	$45,773,142	–	$92,573,663

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments March 31, 2011 (Unaudited)	BlackRock Growth Prepared Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds – 83.1%
BlackRock Capital Appreciation Fund, BlackRock Class (b)	435,686	$10,805,005
BlackRock Equity Dividend Fund, Institutional Class	406,516	7,605,916
BlackRock Global Dynamic Equity Fund, Institutional Class	609,312	7,933,241
BlackRock International Opportunities Portfolio, Institutional Class	97,218	3,474,554
BlackRock Small Cap Growth Equity Portfolio, Institutional Class (b)	123,717	3,222,840
BlackRock U.S. Opportunities Portfolio, Institutional Class (b)	211,387	9,277,772
Master Basic Value LLC	$7,709,171	7,709,171
Master Large Cap Growth Portfolio	$7,452,214	7,452,214
Master Value Opportunities LLC	$1,653,867	1,653,867

		59,134,580

Fixed Income Funds – 17.1%
BlackRock High Yield Bond Portfolio, BlackRock Class	197,697	1,547,968
Master Total Return Portfolio	$10,604,546	10,604,546

		12,152,514

Short-Term Securities – 0.0%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (c)	24,052	24,052

Total Affiliated Investment Companies (Cost – $63,683,835*) – 100.2%		71,311,146
Liabilities in Excess of Other Assets – (0.2)%		(129,624)

Net Assets – 100.0%		$71,181,522

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$72,441,383

Gross unrealized appreciation	$7,627,311
Gross unrealized depreciation	(8,757,548)

Net unrealized depreciation	$(1,130,237)

(a)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2010	Shares/ Beneficial Interest Purchased		Shares Sold	Shares/ Beneficial Interest Held at March 31, 2011	Value at March 31, 2011	Realized Gain (Loss)	Income
BlackRock All-Cap Energy & Resources Portfolio, Institutional Class	111,552	1,745		113,297	–	–	$219,127	–
BlackRock Basic Value Fund, Institutional Class	459,221	9,249		468,470	–	–	$1,715,685	$117,010
BlackRock Capital Appreciation Fund, BlackRock Class	532,334	116,410		213,058	435,686	$10,805,005	$288,707	–
BlackRock Equity Dividend Fund, Institutional Class	–	505,792		99,276	406,516	$7,605,916	$47,398	$95,737
BlackRock Global Allocation Fund, Institutional Class	–	692,924		692,924	–	–	$498,818	–
BlackRock Global Dynamic Equity Fund, Institutional Class	830,858	626,871		848,417	609,312	$7,933,241	$496,115	$72,064
BlackRock Global Emerging Markets Fund, Institutional Class	158,731	1,645		160,376	–	–	$527,766	–
BlackRock High Yield Bond Portfolio, BlackRock Class	220,333	22,473		45,109	197,697	$1,547,968	$6,570	$58,229
BlackRock Inflation Protected Bond Portfolio, BlackRock Class	339	–		339	–	–	$730	–
BlackRock International Opportunities Portfolio, Institutional Class	62,931	38,991		4,704	97,218	$3,474,554	$(685)	$34,257
BlackRock Large Cap Core Fund, Institutional Class	855,131	–		855,131	–	–	$420,385	–
BlackRock Large Cap Growth Fund, Institutional Class	–	829,848		829,848	–	–	$693,229	–
BlackRock Liquidity Funds, TempFund, Institutional Class	–	24,052	**	–	24,052	$24,052	–	$32
BlackRock Small Cap Core Equity Portfolio, Institutional Class	280,860	–		280,860	–	–	$547,880	–
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	–	129,158		5,441	123,717	$3,222,840	$1,885	–
BlackRock Total Return Fund, BlackRock Class	810,502	8,091		818,593	–	–	$831,294	$34,277
BlackRock U.S. Opportunities Portfolio, Institutional Class	–	220,091		8,704	211,387	$9,277,772	$144,288	–
BlackRock Value Opportunities Fund, Institutional Class	–	82,810		82,810	–	–	$166,888	–
Master Basic Value LLC	–	$7,709,171	**	–	$7,709,171	$7,709,171	$389,867	$48,384
Master Large Cap Growth Portfolio	–	$7,452,214	**	–	$7,452,214	$7,452,214	$638,777	$36,615
Master Total Return Portfolio	–	$10,604,546	**	–	$10,604,546	$10,604,546	$(33,612)	$138,876
Master Value Opportunities LLC	–	$1,653,867	**	–	$1,653,867	$1,653,867	$66,442	$6,898

**	Represents net shares/beneficial interest purchased.
(b)	Non-income producing security.
(c)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	17

Schedule of Investments (concluded)	BlackRock Growth Prepared Portfolio

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$43,891,348	$27,419,798	–	$71,311,146

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	MARCH 31, 2011

Schedule of Investments March 31, 2011 (Unaudited)	BlackRock Aggressive Growth Prepared Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds – 100.5%
BlackRock Capital Appreciation Fund, BlackRock Class (b)	303,090	$7,516,620
BlackRock Equity Dividend Fund, Institutional Class	275,322	5,151,272
BlackRock Global Dynamic Equity Fund, Institutional Class	406,011	5,286,264
BlackRock International Opportunities Portfolio, Institutional Class	63,582	2,272,429
BlackRock Small Cap Growth Equity Portfolio, Institutional Class (b)	81,108	2,112,872
BlackRock U.S. Opportunities Portfolio, Institutional Class (b)	138,592	6,082,816
Master Basic Value LLC	$5,218,615	5,218,615
Master Large Cap Growth Portfolio	$5,427,778	5,427,778
Master Value Opportunities LLC	$1,082,936	1,082,936

		40,151,602

Short-Term Securities – 0.6%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (c)	237,918	237,918
Total Affiliated Investment Companies (Cost – $34,391,820*) – 101.1%		40,389,520
Liabilities in Excess of Other Assets – (1.1)%		(424,226)

Net Assets – 100.0%		$39,965,294

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$41,192,468

Gross unrealized appreciation	$5,997,700
Gross unrealized depreciation	(6,800,648)

Net unrealized depreciation	$(802,948)

(a)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2010	Shares/ Beneficial Interest Purchased		Shares Sold	Shares/ Beneficial Interest Held at March 31, 2011	Value at March 31, 2011	Realized Gain (Loss)	Income
BlackRock All-Cap Energy & Resources Portfolio, Institutional Class	74,750	1,850		76,600	–	–	$150,047	–
BlackRock Basic Value Fund, Institutional Class	307,971	6,148		314,119	–	–	$1,165,168	$76,199
BlackRock Capital Appreciation Fund, BlackRock Class	357,011	73,549		127,470	303,090	$7,516,620	$155,294	–
BlackRock Equity Dividend Fund, Institutional Class	–	348,685		73,363	275,322	$5,151,272	$28,643	$63,652
BlackRock Global Dynamic Equity Fund, Institutional Class	556,826	34,261		185,076	406,011	$5,286,264	$(118,260)	$48,316
BlackRock Global Emerging Markets Fund, Institutional Class	106,297	1,179		107,476	–	–	$355,590	–
BlackRock International Opportunities Portfolio, Institutional Class	42,191	26,537		5,146	63,582	$2,272,429	$1,677	$22,374
BlackRock Large Cap Core Fund, Institutional Class	575,497	73		575,570	–	–	$344,333	–
BlackRock Large Cap Growth Fund, Institutional Class	–	561,500		561,500	–	–	$463,723	–
BlackRock Liquidity Funds, TempFund, Institutional Class	17,755	220,163	**	–	237,918	$237,918	–	$25
BlackRock Small Cap Core Equity Portfolio, Institutional Class	188,232	24		188,256	–	–	$468,742	–
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	–	86,850		5,742	81,108	$2,112,872	$2,113	–
BlackRock U.S. Opportunities Portfolio, Institutional Class	–	147,554		8,962	138,592	$6,082,816	$97,025	–
BlackRock Value Opportunities Fund, Institutional Class	–	56,039		56,039	–	–	$111,448	–
Master Basic Value LLC	–	$5,218,615	**	–	$5,218,615	$5,218,615	$262,812	$32,494
Master Large Cap Growth Portfolio	–	$5,427,778	**	–	$5,427,778	$5,427,778	$43,370	$24,977
Master Value Opportunities LLC	–	$1,082,936	**	–	$1,082,936	$1,082,936	$446,587	$4,522

**	Represents net shares/beneficial interest purchased.
(b)	Non-income producing security.
(c)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	19

Schedule of Investments (concluded)	BlackRock Aggressive Growth Prepared Portfolio

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$28,660,191	$11,729,329	–	$40,389,520

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	MARCH 31, 2011

Statements of Assets and Liabilities

March 31, 2011 (Unaudited)	BlackRock Conservative Prepared Portfolio	BlackRock Moderate Prepared Portfolio	BlackRock Growth Prepared Portfolio	BlackRock Aggressive Growth Prepared Portfolio
Assets
Investments at value – affiliated[1]	$49,497,242	$92,573,663	$71,311,146	$40,389,520
Capital shares sold receivable	54,689	19,219	45,905	43,798
Receivable from advisor	11,603	11,704	13,861	15,477
Dividends receivable – affiliated	–	–	–	13
Prepaid expenses	41,647	44,134	42,656	40,775

Total assets	49,605,181	92,648,720	71,413,568	40,489,583

Liabilities
Investments purchased payable – affiliated	18,627	10,907	24,053	237,919
Capital shares redeemed payable	108,127	497,678	103,801	206,549
Service and distribution fees payable	27,723	51,725	37,728	21,615
Professional fees payable	26,436	26,051	25,022	26,160
Officer’s and Trustees’ fees payable	6,069	6,357	6,242	6,036
Other affiliates payable	249	527	392	–
Other accrued expenses payable	28,761	41,538	34,246	26,010

Total liabilities	215,992	634,783	232,046	524,289

Net Assets	$49,389,189	$92,013,937	$71,181,522	$39,965,294

Net Assets Consist of
Paid-in capital	$45,779,898	$88,144,242	$74,244,524	$40,595,910
Undistributed net investment income	360,885	515,989	337,140	101,601
Accumulated net realized loss	(101,089)	(4,975,209)	(11,027,453)	(6,729,917)
Net unrealized appreciation/depreciation	3,349,495	8,328,915	7,627,311	5,997,700

Net Assets	$49,389,189	$92,013,937	$71,181,522	$39,965,294

[1] Investments at cost – affiliated	$46,147,747	$84,244,748	$63,683,835	$34,391,820

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	21

Statements of Assets and Liabilities (concluded)

March 31, 2011 (Unaudited)	BlackRock Conservative Prepared Portfolio	BlackRock Moderate Prepared Portfolio	BlackRock Growth Prepared Portfolio	BlackRock Aggressive Growth Prepared Portfolio
Net Asset Value
Institutional
Net assets	$1,564,264	$1,542,803	$4,410,819	$2,355,659

Shares outstanding[1]	144,813	146,285	420,643	229,127

Net asset value	$10.80	$10.55	$10.49	$10.28

Investor A
Net assets	$14,946,789	$27,370,458	$21,720,733	$10,512,732

Shares outstanding[1]	1,391,359	2,604,972	2,089,593	1,032,729

Net asset value	$10.74	$10.51	$10.39	$10.18

Investor C
Net assets	$25,414,356	$45,373,603	$34,171,519	$19,657,299

Shares outstanding[1]	2,378,553	4,353,211	3,342,539	1,978,035

Net asset value	$10.68	$10.42	$10.22	$9.94

Class R
Net assets	$7,463,780	$17,727,073	$10,878,451	$7,439,604

Shares outstanding[1]	698,642	1,696,748	1,053,900	736,854

Net asset value	$10.68	$10.45	$10.32	$10.10

[1]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	MARCH 31, 2011

Statements of Operations

Six Months Ended March 31, 2011 (Unaudited)	BlackRock Conservative Prepared Portfolio	BlackRock Moderate Prepared Portfolio	BlackRock Growth Prepared Portfolio	BlackRock Aggressive Growth Prepared Portfolio
Investment Income
Dividends – affiliated	$423,545	$672,607	$411,606	$210,566
Net investment income allocated from affiliated Master Portfolios:
Income	378,058	507,038	230,773	61,993
Expenses	(33,881)	(55,284)	(35,765)	(17,353)

Total income	767,722	1,124,361	606,614	255,206

Expenses
Service and distribution – class specific	159,628	300,965	215,954	124,009
Transfer agent – class specific	42,004	62,555	44,119	39,855
Professional	26,456	26,465	25,943	26,462
Registration	14,216	14,994	14,868	14,182
Administration	17,744	33,393	25,166	14,080
Officer and Trustees	9,998	10,498	10,303	9,991
Printing	7,593	14,548	11,131	6,416
Custodian	6,549	6,555	6,622	6,552
Administration – class specific	5,917	11,137	8,392	4,695
Miscellaneous	3,559	4,035	3,846	3,534
Recoupment of past waived fees – class specific	–	–	997	–

Total expenses	293,664	485,145	367,341	249,776
Less administration fees waived	(17,744)	(33,393)	(25,166)	(14,080)
Less administration fees waived – class specific	(4,942)	(7,853)	(5,810)	(4,695)
Less transfer agent fees waived – class specific	(199)	(299)	(239)	(288)
Less transfer agent fees reimbursed – class specific	(15,265)	(14,480)	(17,444)	(26,678)
Less expenses reimbursed by advisor	(37,573)	(37,325)	(49,214)	(50,435)

Total expenses after fees waived and reimbursed	217,941	391,795	269,468	153,600

Net investment income	549,781	732,566	337,146	101,606

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments – affiliated	5,896,097	10,431,844	6,462,570	3,131,838
Payment from affiliate	158,314	260,281	166,812	63,785
Capital gain distributions received from affiliated underlying funds	54,017	147,027	143,510	93,705
Allocation from affiliated Master Portfolios	241,412	921,742	1,061,474	752,769

	6,349,840	11,760,894	7,834,366	4,042,097

Net change in unrealized appreciation/depreciation on:
Investments – affiliated	(2,620,244)	(1,421,247)	2,465,615	2,794,987
Allocation from affiliated Master Portfolios	(512,753)	(1,233,039)	(1,180,888)	(786,635)

	(3,132,997)	(2,654,286)	1,284,727	2,008,352

Total realized and unrealized gain	3,216,843	9,106,608	9,119,093	6,050,449

Net Increase in Net Assets Resulting from Operations	$3,766,624	$9,839,174	$9,456,239	$6,152,055

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	23

Statements of Changes in Net Assets

	BlackRock Conservative Prepared Portfolio		BlackRock Moderate Prepared Portfolio
Increase in Net Assets:	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010
Operations
Net investment income	$549,781	$901,041	$732,566	$1,231,913
Net realized gain (loss)	6,349,840	(126,245)	11,760,894	(2,094,419)
Net change in unrealized appreciation/depreciation	(3,132,997)	3,020,148	(2,654,286)	7,785,058

Net increase in net assets resulting from operations	3,766,624	3,794,944	9,839,174	6,922,552

Dividends to Shareholders From
Net investment income:
Institutional	(39,099)	(48,119)	(33,290)	(44,401)
Investor A	(316,068)	(290,428)	(501,960)	(409,857)
Investor C	(387,529)	(512,104)	(577,147)	(527,406)
Class R	(157,306)	(149,352)	(287,612)	(218,345)

Decrease in net assets resulting from dividends to shareholders	(900,002)	(1,000,003)	(1,400,009)	(1,200,009)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	2,283,141	5,601,170	(306,239)	6,499,494

Net Assets
Total increase in net assets	5,149,763	8,396,111	8,132,926	12,222,037
Beginning of period	44,239,426	35,843,315	83,881,011	71,658,974

End of period	$49,389,189	$44,239,426	$92,013,937	$83,881,011

Undistributed net investment income	$360,885	$711,106	$515,989	$1,183,432

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	MARCH 31, 2011

BlackRock Growth Prepared Portfolio		BlackRock Aggressive Growth Prepared Portfolio
Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010

$337,146	$526,174	$101,606	$95,435
7,834,366	(3,248,226)	4,042,097	(2,265,863)
1,284,727	7,348,106	2,008,352	4,574,037

9,456,239	4,626,054	6,152,055	2,403,609

(50,080)	(48,552)	(18,061)	–
(232,886)	(174,146)	(46,821)	–
(151,402)	(171,547)	–	–
(93,122)	(60,925)	(30,558)	–

(527,490)	(455,170)	(95,440)	–

465,742	1,040,639	(289,130)	780,451

9,394,491	5,211,523	5,767,485	3,184,060
61,787,031	56,575,508	34,197,809	31,013,749

$71,181,522	$61,787,031	$39,965,294	$34,197,809

$337,140	$527,484	$101,601	$95,435

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	25

Financial Highlights	BlackRock Conservative Prepared Portfolio

	Institutional Shares					Investor A Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,			Period December 21, 2006[1] to September 30, 2007	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,			Period December 21, 2006[1] to September 30, 2007
		2010	2009	2008			2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.19	$9.50	$9.24	$10.74	$10.00	$10.12	$9.45	$9.20	$10.72	$10.00

Net investment income[2]	0.17	0.31	0.33	0.35	0.23	0.14	0.25	0.29	0.32	0.20
Net realized and unrealized gain (loss)	0.72	0.70	0.24	(1.54)	0.51	0.72	0.71	0.24	(1.54)	0.52

Net increase (decrease) from investment operations	0.89	1.01	0.57	(1.19)	0.74	0.86	0.96	0.53	(1.22)	0.72

Dividends and distributions from:
Net investment income	(0.28)	(0.32)	(0.21)	(0.23)	–	(0.24)	(0.29)	(0.18)	(0.22)	–
Net realized gain	–	–	(0.10)	(0.08)	–	–	–	(0.10)	(0.08)	–

Total dividends and distributions	(0.28)	(0.32)	(0.31)	(0.31)	–	(0.24)	(0.29)	(0.28)	(0.30)	–

Net asset value, end of period	$10.80	$10.19	$9.50	$9.24	$10.74	$10.74	$10.12	$9.45	$9.20	$10.72

Total Investment Return[3]
Based on net asset value	8.80%[4,5]	10.85%	6.85%	(11.43)%	7.40%[5]	8.59%[4,5]	10.31%	6.41%	(11.76)%	7.20%[5]

Ratios to Average Net Assets
Total expenses	0.58%[6,7]	0.53%[8]	0.64%[9]	0.68%[10]	15.06%[7,10]	0.90%[6,7]	0.91%[8]	1.01%[9]	1.10%[10]	4.95%[7,10]

Total expenses after fees waived, reimbursed and paid indirectly	0.27%[6,7]	0.13%[8]	0.13%[9]	0.13%[10]	0.13%[7,10]	0.65%[6,7]	0.53%[8]	0.52%[9]	0.51%[10]	0.44%[7,10]

Net investment income	3.16%[6,7]	3.14%[8]	3.94%[9]	3.38%[10]	2.88%[7,10]	2.70%[6,7]	2.62%[8]	3.45%[9]	3.08%[10]	2.53%[7,10]

Supplemental Data
Net assets, end of period (000)	$1,564	$1,423	$1,352	$835	$378	$14,947	$12,279	$9,657	$7,416	$1,646

Portfolio turnover	111%	49%	80%	46%	9%	111%	49%	80%	46%	9%

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	MARCH 31, 2011

Financial Highlights (concluded)	BlackRock Conservative Prepared Portfolio

	Investor C Shares					Class R Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,			Period December 21, 2006[1] to September 30, 2007	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,			Period December 21, 2006[1] to September 30, 2007
		2010	2009	2008			2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.03	$9.37	$9.11	$10.66	$10.00	$10.05	$9.40	$9.16	$10.70	$10.00

Net investment income[2]	0.10	0.19	0.22	0.23	0.15	0.13	0.23	0.27	0.27	0.21
Net realized and unrealized gain (loss)	0.72	0.70	0.25	(1.52)	0.51	0.72	0.69	0.24	(1.52)	0.49

Net increase (decrease) from investment operations	0.82	0.89	0.47	(1.29)	0.66	0.85	0.92	0.51	(1.25)	0.70

Dividends and distributions from:
Net investment income	(0.17)	(0.23)	(0.11)	(0.18)	–	(0.22)	(0.27)	(0.17)	(0.21)	–
Net realized gain	–	–	(0.10)	(0.08)	–	–	–	(0.10)	(0.08)	–

Total dividends and distributions	(0.17)	(0.23)	(0.21)	(0.26)	–	(0.22)	(0.27)	(0.27)	(0.29)	–

Net asset value, end of period	$10.68	$10.03	$9.37	$9.11	$10.66	$10.68	$10.05	$9.40	$9.16	$10.70

Total Investment Return[3]
Based on net asset value	8.18%[4,5]	9.61%	5.64%	(12.48)%	6.60%[5]	8.53%[4,5]	10.02%	6.17%	(12.04)%	7.00%[5]

Ratios to Average Net Assets
Total expenses	1.72%[6,7]	1.69%[8]	1.80%[9]	1.70%[10]	3.96%[7,10]	1.32%[6,7]	1.33%[8]	1.50%[9]	1.33%[10]	15.25%[7,10]

Total expenses after fees waived, reimbursed and paid indirectly	1.39%[6,7]	1.25%[8]	1.25%[9]	1.23%[10]	1.18%[7,10]	0.88%[6,7]	0.74%[8]	0.74%[9]	0.73%[10]	0.68%[7,10]

Net investment income	2.01%[6,7]	1.93%[8]	2.69%[9]	2.26%[10]	1.91%[7,10]	2.51%[6,7]	2.36%[8]	3.30%[9]	2.66%[10]	2.61%[7,10]

Supplemental Data
Net assets, end of period (000)	$25,414	$23,786	$20,403	$17,299	$11,051	$7,464	$6,751	$4,432	$3,265	$833

Portfolio turnover	111%	49%	80%	46%	9%	111%	49%	80%	46%	9%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been 8.39%, 8.18%, 7.78% and 8.13% for the Institutional, Investor A, Investor C and Class R Shares, respectively.

[5]	Aggregate total investment return.
[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.52%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Annualized.
[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.81%.
[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.65%.
[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	27

Financial Highlights	BlackRock Moderate Prepared Portfolio

	Institutional Shares					Investor A Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,			Period December 21, 2006[1] to September 30, 2007	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,			Period December 21, 2006[1] to September 30, 2007
		2010	2009	2008			2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.62	$8.94	$9.00	$11.02	$10.00	$9.56	$8.90	$8.96	$11.00	$10.00

Net investment income[2]	0.12	0.18	0.22	0.24	0.17	0.10	0.18	0.18	0.22	0.14
Net realized and unrealized gain (loss)	1.05	0.71	0.06	(1.90)	0.85	1.05	0.65	0.08	(1.91)	0.86

Net increase (decrease) from investment operations	1.17	0.89	0.28	(1.66)	1.02	1.15	0.83	0.26	(1.69)	1.00

Dividends and distributions from:
Net investment income	(0.24)	(0.21)	(0.15)	(0.22)	–	(0.20)	(0.17)	(0.13)	(0.21)	–
Net realized gain	–	–	(0.19)	(0.14)	–	–	–	(0.19)	(0.14)	–

Total dividends and distributions	(0.24)	(0.21)	(0.34)	(0.36)	–	(0.20)	(0.17)	(0.32)	(0.35)	–

Net asset value, end of period	$10.55	$9.62	$8.94	$9.00	$11.02	$10.51	$9.56	$8.90	$8.96	$11.00

Total Investment Return[3]
Based on net asset value	12.23%[4,5]	10.02%	4.04%	(15.53)%	10.20%[5]	12.11%[4,5]	9.47%	3.71%	(15.86)%	10.00%[5]

Ratios to Average Net Assets
Total expenses	0.50%[6,7]	0.47%[8]	0.49%[9]	0.50%[10]	3.33%[7,10]	0.75%[6,7]	0.68%[8]	0.76%[9]	0.78%[10]	2.01%[7,10]

Total expenses excluding recoupment of past waived fees	0.50%[6,7]	0.47%[8]	0.49%[9]	0.50%[10]	3.33%[7,10]	0.75%[6,7]	0.68%[8]	0.75%[9]	0.78%[10]	2.01%[7,10]

Total expenses after fees waived, reimbursed and paid indirectly	0.21%[6,7]	0.09%[8]	0.09%[9]	0.09%[10]	0.09%[7,10]	0.59%[6,7]	0.48%[8]	0.48%[9]	0.48%[10]	0.41%[7,10]

Net investment income	2.44%[6,7]	1.92%[8]	2.85%[9]	2.36%[10]	2.06%[7,10]	2.05%[6,7]	1.91%[8]	2.36%[9]	2.16%[10]	1.73%[7,10]

Supplemental Data
Net assets, end of period (000)	$1,543	$1,445	$1,327	$1,501	$1,702	$27,370	$24,668	$22,657	$17,506	$6,382

Portfolio turnover	119%	50%	62%	34%	11%	119%	50%	62%	34%	11%

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	MARCH 31, 2011

Financial Highlights (concluded)	BlackRock Moderate Prepared Portfolio

	Investor C Shares					Class R Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,			Period December 21, 2006[1] to September 30, 2007	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,			Period December 21, 2006[1] to September 30, 2007
		2010	2009	2008			2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.46	$8.81	$8.88	$10.93	$10.00	$9.51	$8.86	$8.93	$10.97	$10.00

Net investment income[2]	0.07	0.11	0.13	0.14	0.08	0.10	0.17	0.17	0.20	0.15
Net realized and unrealized gain (loss)	1.02	0.66	0.06	(1.89)	0.85	1.03	0.65	0.08	(1.89)	0.82

Net increase (decrease) from investment operations	1.09	0.77	0.19	(1.75)	0.93	1.13	0.82	0.25	(1.69)	0.97

Dividends and distributions from:
Net investment income	(0.13)	(0.12)	(0.07)	(0.16)	–	(0.19)	(0.17)	(0.13)	(0.21)	–
Net realized gain	–	–	(0.19)	(0.14)	–	–	–	(0.19)	(0.14)	–

Total dividends and distributions	(0.13)	(0.12)	(0.26)	(0.30)	–	(0.19)	(0.17)	(0.32)	(0.35)	–

Net asset value, end of period	$10.42	$9.46	$8.81	$8.88	$10.93	$10.45	$9.51	$8.86	$8.93	$10.97

Total Investment Return[3]
Based on net asset value	11.54%[4,5]	8.76%	2.83%	(16.42)%	9.30%[5]	12.00%[4,5]	9.34%	3.63%	(15.93)%	9.70%[5]

Ratios to Average Net Assets
Total expenses	1.55%[6,7]	1.48%[8]	1.57%[9]	1.49%[10]	2.28%[7,10]	1.06%[6,7]	1.01%[8]	1.10%[9]	1.05%[10]	5.23%[7,10]

Total expenses after fees waived, reimbursed and paid indirectly	1.36%[6,7]	1.24%[8]	1.24%[9]	1.20%[10]	1.15%[7,10]	0.71%[6,7]	0.59%[8]	0.59%[9]	0.59%[10]	0.59%[7,10]

Net investment income	1.31%[6,7]	1.17%[8]	1.68%[9]	1.41%[10]	1.01%[7,10]	1.89%[6,7]	1.84%[8]	2.20%[9]	1.95%[10]	1.80%[7,10]

Supplemental Data
Net assets, end of period (000)	$45,374	$44,195	$37,646	$37,472	$29,971	$17,727	$13,573	$10,028	$6,439	$3,663

Portfolio turnover	119%	50%	62%	34%	11%	119%	50%	62%	34%	11%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been 11.91%, 11.79%, 11.22% and 11.68% for the Institutional, Investor A, Investor C and Class R Shares, respectively.

[5]	Aggregate total investment return.
[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.59%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Annualized.
[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.84%.
[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.75%.
[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	29

Financial Highlights	BlackRock Growth Prepared Portfolio

	Institutional Shares					Investor A Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,			Period December 21, 2006[1] to September 30, 2007	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,			Period December 21, 2006[1] to September 30, 2007
		2010	2009	2008			2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.19	$8.53	$8.74	$11.32	$10.00	$9.10	$8.45	$8.70	$11.29	$10.00

Net investment income[2]	0.09	0.15	0.13	0.16	0.10	0.07	0.11	0.09	0.11	0.07
Net realized and unrealized gain (loss)	1.35	0.62	(0.10)	(2.23)	1.22	1.33	0.62	(0.10)	(2.20)	1.22

Net increase (decrease) from investment operations	1.44	0.77	0.03	(2.07)	1.32	1.40	0.73	(0.01)	(2.09)	1.29

Dividends and distributions from:
Net investment income	(0.14)	(0.11)	–	(0.27)	–	(0.11)	(0.08)	–	(0.25)	–
Net realized gain	–	–	(0.24)	(0.24)	–	–	–	(0.24)	(0.25)	–

Total dividends and distributions	(0.14)	(0.11)	(0.24)	(0.51)	–	(0.11)	(0.08)	(0.24)	(0.50)	–

Net asset value, end of period	$10.49	$9.19	$8.53	$8.74	$11.32	$10.39	$9.10	$8.45	$8.70	$11.29

Total Investment Return[3]
Based on net asset value	15.80%[4,5]	9.00%	1.01%	(19.08)%	13.20%[5]	15.46%[4,5]	8.72%	0.55%	(19.36)%	12.90%[5]

Ratios to Average Net Assets
Total expenses	0.50%[6,7]	0.47%[8]	0.50%[9]	0.41%[10]	1.80%[7,10]	0.76%[6,7]	0.75%[8]	0.80%[9]	0.72%[10]	1.69%[7,10]

Total expenses excluding recoupment of past waived fees	0.50%[6,7]	0.47%[8]	0.50%[9]	0.41%[10]	1.80%[7,10]	0.75%[6,7]	0.74%[8]	0.79%[9]	0.72%[10]	1.69%[7,10]

Total expenses after fees waived, reimbursed and paid indirectly	0.18%[6,7]	0.07%[8]	0.07%[9]	0.07%[10]	0.07%[7,10]	0.54%[6,7]	0.45%[8]	0.45%[9]	0.43%[10]	0.38%[7,10]

Net investment income	1.69%[6,7]	1.74%[8]	1.77%[9]	1.52%[10]	1.17%[7,10]	1.38%[6,7]	1.25%[8]	1.25%[9]	1.12%[10]	0.89%[7,10]

Supplemental Data
Net assets, end of period (000)	$4,411	$3,321	$4,148	$7,703	$9,179	$21,721	$18,737	$17,136	$16,927	$9,743

Portfolio turnover	122%	46%	55%	36%	0%	122%	46%	55%	36%	0%

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	MARCH 31, 2011

Financial Highlights (concluded)	BlackRock Growth Prepared Portfolio

	Investor C Shares					Class R Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,			Period December 21, 2006[1] to September 30, 2007	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,			Period December 21, 2006[1] to September 30, 2007
		2010	2009	2008			2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$8.92	$8.31	$8.62	$11.23	$10.00	$9.03	$8.41	$8.67	$11.27	$10.00

Net investment income[2]	0.03	0.05	0.04	0.05	0.01	0.06	0.08	0.06	0.08	0.05
Net realized and unrealized gain (loss)	1.31	0.62	(0.11)	(2.21)	1.22	1.33	0.62	(0.08)	(2.19)	1.22

Net increase (decrease) from investment operations	1.34	0.67	(0.07)	(2.16)	1.23	1.39	0.70	(0.02)	(2.11)	1.27

Dividends and distributions from:
Net investment income	(0.04)	(0.06)	–	(0.20)	–	(0.10)	(0.08)	–	(0.25)	–
Net realized gain	–	–	(0.24)	(0.25)	–	–	–	(0.24)	(0.24)	–

Total dividends and distributions	(0.04)	(0.06)	(0.24)	(0.45)	–	(0.10)	(0.08)	(0.24)	(0.49)	–

Net asset value, end of period	$10.22	$8.92	$8.31	$8.62	$11.23	$10.32	$9.03	$8.41	$8.67	$11.27

Total Investment Return[3]
Based on net asset value	15.10%[4,5]	7.92%	(0.16)%	(19.99)%	12.30%[5]	15.47%[4,5]	8.36%	0.43%	(19.59)%	12.70%[5]

Ratios to Average Net Assets
Total expenses	1.59%[6,7]	1.57%[8]	1.65%[9]	1.48%[10]	2.21%[7,10]	1.07%[6,7]	1.06%[8]	1.19%[9]	1.02%[10]	6.87%[7,10]

Total expenses after fees waived, reimbursed and paid indirectly	1.28%[6,7]	1.17%[8]	1.17%[9]	1.17%[10]	1.11%[7,10]	0.73%[6,7]	0.62%[8]	0.62%[9]	0.62%[10]	0.60%[7,10]

Net investment income	0.65%[6,7]	0.55%[8]	0.57%[9]	0.49%[10]	0.12%[7,10]	1.15%[6,7]	0.92%[8]	0.87%[9]	0.79%[10]	0.65%[7,10]

Supplemental Data
Net assets, end of period (000)	$34,172	$31,253	$29,994	$32,689	$32,408	$10,878	$8,476	$5,297	$3,277	$2,433

Portfolio turnover	122%	46%	55%	36%	0%	122%	46%	55%	36%	0%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been 15.57%, 15.24%, 14.87% and 15.25% for the Institutional, Investor A, Investor C and Class R Shares, respectively.

[5]	Aggregate total investment return.
[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.66%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Annualized.
[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.87%.
[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.85%.
[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	31

Financial Highlights	BlackRock Aggressive Growth Prepared Portfolio

	Institutional Shares					Investor A Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,			Period December 21, 2006[1] to September 30, 2007	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,			Period December 21, 2006[1] to September 30, 2007
		2010	2009	2008			2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$8.74	$8.06	$8.57	$11.55	$10.00	$8.65	$8.00	$8.53	$11.52	$10.00

Net investment income (loss)[2]	0.02	0.07	0.05	0.07	0.01	0.04	0.07	0.01	0.03	(0.01)
Net realized and unrealized gain (loss)	1.60	0.61	(0.31)	(2.59)	1.54	1.54	0.58	(0.29)	(2.58)	1.53

Net increase (decrease) from investment operations	1.62	0.68	(0.26)	(2.52)	1.55	1.58	0.65	(0.28)	(2.55)	1.52

Dividends and distributions from:
Net investment income	(0.08)	–	–	(0.15)	–	(0.05)	–	–	(0.14)	–
Net realized gain	–	–	(0.25)	(0.31)	–	–	–	(0.25)	(0.30)	–

Total dividends and distributions	(0.08)	–	(0.25)	(0.46)	–	(0.05)	–	(0.25)	(0.44)	–

Net asset value, end of period	$10.28	$8.74	$8.06	$8.57	$11.55	$10.18	$8.65	$8.00	$8.53	$11.52

Total Investment Return[3]
Based on net asset value	18.55%[4,5]	8.44%	(2.22)%	(22.69)%	15.50%[5]	18.26%[4,5]	8.13%	(2.48)%	(22.96)%	15.20%[5]

Ratios to Average Net Assets
Total expenses	0.66%[6,7]	0.72%[8]	0.79%[9]	0.65%[10]	2.80%[7,10]	0.94%[6,7]	1.00%[8]	1.15%[9]	0.99%[10]	3.51%[7,10]

Total expenses after fees waived, reimbursed and paid indirectly	0.18%[6,7]	0.09%[8]	0.09%[9]	0.09%[10]	0.09%[7,10]	0.52%[6,7]	0.43%[8]	0.42%[9]	0.43%[10]	0.39%[7,10]

Net investment income (loss)	1.28%[6,7]	0.79%[8]	0.69%[9]	0.71%[10]	0.14%[7,10]	0.92%[6,7]	0.79%[8]	0.20%[9]	0.26%[10]	(0.14)%[7,10]

Supplemental Data
Net assets, end of period (000)	$2,356	$2,112	$2,566	$3,484	$4,346	$10,513	$8,512	$9,328	$6,894	$2,773

Portfolio turnover	91%	46%	55%	20%	7%	91%	46%	55%	20%	7%

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	MARCH 31, 2011

Financial Highlights (concluded)	BlackRock Aggressive Growth Prepared Portfolio

	Investor C Shares					Class R Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,			Period December 21, 2006[1] to September 30, 2007	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,			Period December 21, 2006[1] to September 30, 2007
		2010	2009	2008			2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$8.43	$7.86	$8.45 $	$11.45	$10.00	$8.58	$7.95	$8.50	$11.49	$10.00

Net investment income (loss)[2]	0.01	(0.01)	(0.03)	(0.05)	(0.07)	0.03	0.03	0.00 [11]	(0.01)	(0.04)
Net realized and unrealized gain (loss)	1.50	0.58	(0.31)	(2.55)	1.52	1.53	0.60	(0.30)	(2.54)	1.53

Net increase (decrease) from investment operations	1.51	0.57	(0.34)	(2.60)	1.45	1.56	0.63	(0.30)	(2.55)	1.49

Dividends and distributions from:
Net investment income	–	–	–	(0.10)	–	(0.04)	–	–	(0.13)	–
Net realized gain	–	–	(0.25)	(0.30)	–	–	–	(0.25)	(0.31)	–

Total dividends and distributions	–	–	(0.25)	(0.40)	–	(0.04)	–	(0.25)	(0.44)	–

Net asset value, end of period	$9.94	$8.43	$7.86 $	$8.45	$11.45	$10.10	$8.58	$7.95	$8.50	$11.49

Total Investment Return[3]
Based on net asset value	17.91%[4,5]	7.25%	(3.24)%	(23.48)%	14.50%[5]	18.27%[4,5]	7.92%	(2.73)%	(23.13)%	14.90%[5]

Ratios to Average Net Assets
Total expenses	1.81%[6,7]	1.86%[8]	1.99%[9]	1.72%[10]	3.27%[7,10]	1.26%[6,7]	1.35%[8]	1.51%[9]	1.31%[10]	12.51%[7,10]

Total expenses after fees waived, reimbursed and paid indirectly	1.27%[6,7]	1.18%[8]	1.18%[9]	1.18%[10]	1.13%[7,10]	0.68%[6,7]	0.59%[8]	0.59%[9]	0.59%[10]	0.59%[7,10]

Net investment income (loss)	0.20%[6,7]	(0.10)%[8]	(0.46)%[9]	(0.47)%[10]	(0.81)%[7,10]	0.72%[6,7]	0.41%[8]	0.02%[9]	(0.13)%[10]	(0.50)%[7,10]

Supplemental Data
Net assets, end of period (000)	$19,657	$18,051	$16,047	$16,762	$13,384	$7,440	$5,523	$3,073	$1,990	$1,102

Portfolio turnover	91%	46%	55%	20%	7%	91%	46%	55%	20%	7%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been 18.32%, 18.03%, 17.68% and 18.03% for the Institutional, Investor A, Investor C and Class R Shares, respectively.

[5]	Aggregate total investment return.
[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.73%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Annualized.
[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.89%.
[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.94%.
[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.
[11]	Less than $0.01 per share.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2011	33

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. As of March 31, 2011, the Trust had 32 series, of which BlackRock Conservative Prepared Portfolio (“Conservative Prepared”), BlackRock Moderate Prepared Portfolio (“Moderate Prepared”), BlackRock Growth Prepared Portfolio (“Growth Prepared”) and BlackRock Aggressive Growth Prepared Portfolio (“Aggressive Growth Prepared”) (collectively the “Funds” or individually a “Fund”) are included in these financial statements. The Funds are classified as non-diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. The Funds generally will invest in other registered investment companies (each an “Underlying Fund” and collectively the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the Funds. The Funds may also invest in Master Portfolios that are managed by subsidiaries of BlackRock (the “Master Portfolios”). By owning shares of the Underlying Funds and investing in the Master Portfolios, each of the Funds indirectly invest, to varying degrees, in securities of US and non-US companies, including small and medium sized companies, and in fixed-income securities. Equity funds may also include funds that invest in real estate related and other similar securities. Fixed income funds may include funds that invest in domestic and non-US bonds, US Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the Underlying Funds and Master Portfolios may invest in derivatives.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value. The market value of the Funds’ investments in the Underlying Funds is based on the published net asset value of each Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. The Funds record their proportionate investment in the Master Portfolios at fair value which is ordinarily based upon their pro rata ownership in the net assets of the Master Portfolios.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board of Trustees (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds’ record their proportionate share of the Master Portfolios’ income, expenses and realized and unrealized gains and losses. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. In addition to the direct expenses borne by the shareholders of the Funds, the shareholders also bear indirectly a proportionate share of the expenses of the Underlying Funds in which the Funds invest. Capital gain distributions from the Underlying Funds are recorded as realized gains.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for each of the three years ended September 30, 2010 and for the period ended September 30, 2007. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

34	BLACKROCK FUNDS II	MARCH 31, 2011

Notes to Financial Statements (continued)

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Fund are allocated daily to each class based on its relative net assets.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager will not receive any management fees from the Funds for its investment advisory services.

The Manager contractually agreed to waive or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of average daily net assets as follows:

	Share Classes
	Institutional	Investor A	Investor C	Class R
Conservative Prepared	1.13%	1.53%	2.25%	1.74%
Moderate Prepared	1.09%	1.51%	2.24%	1.59%
Growth Prepared	1.07%	1.45%	2.17%	1.62%
Aggressive Growth Prepared	1.09%	1.43%	2.18%	1.59%

This agreement is perpetual and has no effective termination date unless approved by the Board, including a majority of the non-interested Trustees.

In addition, the Manager has also contractually agreed to waive or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of average daily net assets as follows:

	Share Classes
	Institutional	Investor A	Investor C	Class R
Conservative Prepared	0.13%	0.53%	1.25%	0.74%
Moderate Prepared	0.09%	0.51%	1.24%	0.59%
Growth Prepared	0.07%	0.45%	1.17%	0.62%
Aggressive Growth Prepared	0.09%	0.43%	1.18%	0.59%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2012 unless approved by the Board, including a majority of the non-interested Trustees. These amounts are included in administration fees waived and shown as administration fees waived– class specific, transfer agent fees waived –class specific, transfer agent fees reimbursed – class specific and expenses reimbursed by advisor, respectively, in the Statements of Operations. For the six months ended March 31, 2011, the amounts included in administration fees waived were as follows:

Conservative Prepared	$17,744
Moderate Prepared	$33,393
Growth Prepared	$25,166
Aggressive Growth Prepared	$14,080

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2011, the Manager recouped the following waivers previously recorded by the Funds:

Recoupment of Past Waived Fees
Share Classes	Growth Prepared
Investor A	$997

On March 31, 2011, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2011	2012	2013
Conservative Prepared	$165,503	$181,001	$75,724
Moderate Prepared	$197,993	$214,184	$93,350
Growth Prepared	$216,035	$224,350	$97,874
Aggressive Growth Prepared	$194,351	$220,349	$96,175

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are

BLACKROCK FUNDS II	MARCH 31, 2011	35

Notes to Financial Statements (continued)

accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	–
Investor C	0.25%	0.75%
Class R	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Class R shareholders.

For the six months ended March 31, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Conservative Prepared	$4,285
Moderate Prepared	$1,845
Growth Prepared	$1,697
Aggressive Growth Prepared	$761

For the six months ended March 31, 2011, affiliates received the following contingent deferred sales charges relating to transactions in Investor A and Investor C Shares:

	Investor A	Investor C
Conservative Prepared	–	$661
Moderate Prepared	$58	$1,906
Growth Prepared	–	$818
Aggressive Growth Prepared	–	$595

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2011, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations.

Call Center
Share Classes	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$4	$129	$144	$31	$308
Moderate Prepared	$21	$146	$249	$48	$464
Growth Prepared	$17	$134	$192	$30	$373
Aggressive Growth Prepared	$28	$128	$113	$19	$288

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the six-months ended March 31, 2011, the Funds paid the following to affiliates in return for these services, which are included in administration and administration – class specific in the Statements of Operations:

Conservative Prepared	$975
Moderate Prepared	$3,284
Growth Prepared	$2,582

For the six months ended March 31, 2011, the following tables show the various types of class specific expenses borne directly by each class of each Fund and any associated waivers or reimbursements of those expenses:

Administration Fees	Share Classes
	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$193	$1,697	$3,099	$928	$5,917
Moderate Prepared	$186	$3,272	$5,723	$1,956	$11,137
Growth Prepared	$462	$2,582	$4,151	$1,197	$8,392
Aggressive Growth Prepared	$284	$1,196	$2,382	$833	$4,695

Affiliates earned $974, $3,284 and $2,582 from Conservative Prepared, Moderate Prepared and Growth Prepared, respectively, in administration fees which are included in administration – class specific in the Statements of Operations.

Administration Fees Waived	Share Classes
	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$193	$722	$3,099	$928	$4,942
Moderate Prepared	$186	$–	$5,711	$1,956	$7,853
Growth Prepared	$462	$–	$4,151	$1,197	$5,810
Aggressive Growth Prepared	$284	$1,196	$2,382	$833	$4,695

Service and Distribution Fees		Share Classes
		Investor A	Investor C	Class R	Total
Conservative Prepared		$16,993	$124,059	$18,576	$159,628
Moderate Prepared		$32,742	$229,039	$39,184	$300,965
Growth Prepared		$25,827	$166,162	$23,965	$215,954
Aggressive Growth Prepared		$11,975	$95,332	$16,702	$124,009

36	BLACKROCK FUNDS II	MARCH 31, 2011

Notes to Financial Statements (continued)

Transfer Agent Fees	Share Classes
	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$413	$7,878	$23,088	$10,625	$42,004
Moderate Prepared	$753	$13,652	$35,202	$12,948	$62,555
Growth Prepared	$1,396	$7,768	$28,228	$6,727	$44,119
Aggressive Growth Prepared	$1,273	$6,583	$25,145	$6,854	$39,855

Affiliates earned $308, $464, $373 and $288 from Conservative Prepared, Moderate Prepared, Growth Prepared and Aggressive Growth Prepared, respectively, in transfer agent fees which are included in transfer agent – class specific in the Statements of Operations.

Transfer Agent Fees Waived	Share Classes
	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$5	$19	$144	$31	$199
Moderate Prepared	$21	–	$230	$48	$299
Growth Prepared	$17	–	$192	$30	$239
Aggressive Growth Prepared	$28	$128	$113	$19	$288

Transfer Agent Fees Reimbursed	Share Classes
	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$408	$21	$8,290	$6,546	$15,265
Moderate Prepared	$726	–	$858	$12,896	$14,480
Growth Prepared	$1,378	–	$11,727	$4,339	$17,444
Aggressive Growth Prepared	$1,235	$2,108	$16,505	$6,830	$26,678

During the six months ended March 31, 2011, the Manager reimbursed the Funds for net losses associated with certain investment transactions as follows:

Conservative Prepared	$158,314
Moderate Prepared	$260,281
Growth Prepared	$166,812
Aggressive Growth Prepared	$63,785

During the six months ended March 31, 2011, the following Funds received reimbursements from an affiliate, which are included in capital share transactions on the Statements of Changes in Net Assets, relating to processing errors. The amounts of the reimbursements to the Funds were:

Conservative Prepared	$23,089
Moderate Prepared	$9,826

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2011, were as follows:

	Purchases	Sales
Conservative Prepared	$54,400,032	$52,687,182
Moderate Prepared	$105,842,513	$106,529,477
Growth Prepared	$81,778,634	$81,373,428
Aggressive Growth Prepared	$34,095,384	$34,128,337

4. Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on their net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2010. The Funds did not borrow under the credit agreement during the six months ended March 31, 2011.

5. Capital Loss Carryforwards:

As of September 30 2010, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expiring September 30,	Conservative Prepared	Moderate Prepared	Growth Prepared	Aggressive Growth Prepared
2017	$908,553	$2,307,639	$4,203,034	$1,419,054
2018	1,138,238	3,165,402	3,985,452	1,745,566

Total	$2,046,791	$5,473,041	$8,188,486	$3,164,620

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after September 30, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

BLACKROCK FUNDS II	MARCH 31, 2011	37

Notes to Financial Statements (continued)

6. Market and Credit Risk:

In the normal course of business, through their investments in the Underlying Funds, the Funds enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

7. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2011		Year Ended September 30, 2010
Conservative Prepared	Shares	Amount	Shares	Amount

Institutional
Shares sold	23,153	$242,187	67,835	$657,995
Shares issued in reinvestment of dividends	2,983	31,023	4,525	43,168

Total issued	26,136	273,210	72,360	701,163
Shares redeemed	(21,056)	(222,429)	(74,876)	(726,619)

Net increase (decrease)	5,080	$50,781	(2,516)	$(25,456)

Investor A
Shares sold	322,731	$3,388,338	473,838	$4,576,900
Shares issued in reinvestment of dividends	28,783	298,194	29,334	278,966

Total issued	351,514	3,686,532	503,172	4,855,866
Shares redeemed	(173,676)	(1,813,466)	(312,009)	(3,013,554)

Net increase	177,838	$1,873,066	191,163	$1,842,312

Investor C
Shares sold	315,906	$3,299,486	944,301	$9,074,518
Shares issued in reinvestment of dividends	34,386	354,862	49,640	470,586

Total issued	350,292	3,654,348	993,941	9,545,104
Shares redeemed	(343,299)	(3,589,054)	(798,767)	(7,695,067)

Net increase	6,993	$65,294	195,174	$1,850,037

Class R
Shares sold	204,957	$2,167,945	621,019	$6,010,020
Shares issued in reinvestment of dividends	15,272	157,306	15,787	149,350

Total issued	220,229	2,325,251	636,806	6,159,370
Shares redeemed	(193,007)	(2,031,251)	(437,027)	(4,225,093)

Net increase	27,222	$294,000	199,779	$1,934,277

38	BLACKROCK FUNDS II	MARCH 31, 2011

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2011		Year Ended September 30, 2010
Moderate Prepared	Shares	Amount	Shares	Amount

Institutional
Shares sold	9,920	$102,040	855,477	$7,890,416
Shares issued in reinvestment of dividends	3,016	30,379	4,583	41,983

Total issued	12,936	132,419	860,060	7,932,399
Shares redeemed	(16,905)	(172,052)	(858,228)	(8,170,166)

Net increase (decrease)	(3,969)	$(39,633)	1,832	$(237,767)

Investor A
Shares sold	346,438	$3,524,750	626,214	$5,759,418
Shares issued in reinvestment of dividends	48,254	484,472	42,994	392,961

Total issued	394,692	4,009,222	669,208	6,152,379
Shares redeemed	(369,215)	(3,763,479)	(635,191)	(5,785,460)

Net increase	25,477	$245,743	34,017	$366,919

Investor C
Shares sold	469,659	$4,690,902	1,568,954	$14,316,395
Shares issued in reinvestment of dividends	51,831	517,270	52,066	473,272

Total issued	521,490	5,208,172	1,621,020	14,789,667
Shares redeemed	(841,643)	(8,514,938)	(1,219,191)	(11,088,450)

Net increase (decrease)	(320,153)	$(3,306,766)	401,829	$3,701,217

Class R
Shares sold	583,670	$5,970,821	679,616	$6,189,416
Shares issued in reinvestment of dividends	28,790	287,612	23,994	218,345

Total issued	612,460	6,258,433	703,610	6,407,761
Shares redeemed	(342,942)	(3,464,016)	(408,823)	(3,738,636)

Net increase	269,518	$2,794,417	294,787	$2,669,125

Growth Prepared

Institutional
Shares sold	84,070	$857,541	34,728	$307,187
Shares issued in reinvestment of dividends	4,640	46,067	5,097	45,417

Total issued	88,710	903,608	39,825	352,604
Shares redeemed	(29,588)	(289,934)	(164,924)	(1,464,302)

Net increase (decrease)	59,122	$613,674	(125,099)	$(1,111,698)

Investor A
Shares sold	258,171	$2,537,014	374,022	$3,285,699
Shares issued in reinvestment of dividends	21,807	214,793	18,116	160,323

Total issued	279,978	2,751,807	392,138	3,446,022
Shares redeemed	(250,359)	(2,486,362)	(359,381)	(3,124,374)

Net increase	29,619	$265,445	32,757	$321,648

BLACKROCK FUNDS II	MARCH 31, 2011	39

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2011		Year Ended September 30, 2010
Growth Prepared (concluded)	Shares	Amount	Shares	Amount

Investor C
Shares sold	235,084	$2,264,468	868,562	$7,537,824
Shares issued in reinvestment of dividends	13,843	134,272	18,114	157,950

Total issued	248,927	2,398,740	886,676	7,695,774
Shares redeemed	(410,525)	(4,000,805)	(990,283)	(8,559,632)

Net decrease	(161,598)	$(1,602,065)	(103,607)	$(863,858)

Class R
Shares sold	238,421	$2,383,808	476,726	$4,172,342
Shares issued in reinvestment of dividends	9,512	93,122	6,923	60,925

Total issued	247,933	2,476,930	483,649	4,233,267
Shares redeemed	(132,355)	(1,288,242)	(175,574)	(1,538,720)

Net increase	115,578	$1,188,688	308,075	$2,694,547

Aggressive Growth Prepared

Institutional
Shares sold	7,634	$73,574	330,912	$2,805,732
Shares issued in reinvestment of dividends	1,150	11,128	–	–

Total issued	8,784	84,702	330,912	2,805,732
Shares redeemed	(21,202)	(204,385)	(407,865)	(3,513,248)

Net decrease	(12,418)	$(119,683)	(76,953)	$(707,516)

Investor A
Shares sold	179,916	$1,741,892	262,621	$2,195,502
Shares issued in reinvestment of dividends	4,733	45,344	–	–

Total issued	184,649	1,787,236	262,621	2,195,502
Shares redeemed	(136,400)	(1,325,491)	(444,780)	(3,679,132)

Net increase (decrease)	48,249	$461,745	(182,159)	$(1,483,630)

Investor C
Shares sold	236,839	$2,220,698	599,919	$4,929,005
Shares redeemed	(399,704)	(3,738,529)	(501,666)	(4,068,976)

Net increase (decrease)	(162,865)	$(1,517,831)	98,253	$860,029

Class R
Shares sold	216,955	$2,082,465	395,244	$3,270,742
Shares issued in reinvestment of dividends	3,213	30,558	–	–

Total issued	220,168	2,113,023	395,244	3,270,742
Shares redeemed	(126,893)	(1,226,384)	(138,247)	(1,159,174)

Net increase	93,275	$886,639	256,997	$2,111,568

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

40	BLACKROCK FUNDS II	MARCH 31, 2011

Officers and Trustees

Robert M. Hernandez, Chairman of the Board, Member of the Audit Committee and Trustee

Fred G. Weiss, Vice Chairman of the Board, Chairman of the Audit Committee and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Richard S. Davis, Trustee

Honorable Stuart E. Eizenstat, Trustee and Member of the Audit Committee

Laurence D. Fink, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Brian Schmidt, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer

Ira P. Shapiro, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

PFPC Trust Company

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

Effective November 10, 2010, Ira P. Shapiro became Secretary of the Trust.

Effective December 31, 2010, Richard R. West retired as Trustee of the Trust. The Board wishes Mr. West well in his retirement.

BLACKROCK FUNDS II	MARCH 31, 2011	41

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

42	BLACKROCK FUNDS II	MARCH 31, 2011

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	MARCH 31, 2011	43

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Asset Allocation Portfolio†

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund

BlackRock Focus Value Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Emerging Markets Fund

BlackRock Global Growth Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Healthcare Fund

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock International Value Fund

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock Small/Mid-Cap Growth Portfolio

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Utilities and Telecommunications Fund

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Bond Portfolio

BlackRock Emerging Market Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock GNMA Portfolio

BlackRock Government Income Portfolio

BlackRock High Income Fund

BlackRock High Yield Bond Portfolio

BlackRock Income Portfolio†

BlackRock Inflation Protected Bond Portfolio

BlackRock Intermediate Government Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Managed Income Portfolio

BlackRock Multi-Sector Bond Portfolio

BlackRock Short-Term Bond Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock Total Return Portfolio II

BlackRock World Income Fund

Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio BlackRock California Municipal Bond Fund BlackRock High Yield Municipal Fund BlackRock Intermediate Municipal Fund	BlackRock Municipal Fund BlackRock National Municipal Fund BlackRock New Jersey Municipal Bond Fund		BlackRock New York Municipal Bond Fund BlackRock Pennsylvania Municipal Bond Fund BlackRock Short-Term Municipal Fund
Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045
Growth Prepared Portfolio	2020	2045	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055
			2035

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

44	BLACKROCK FUNDS II	MARCH 31, 2011

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

PREPARE-3/11-SAR

Item 2	–	Code of Ethics – Not Applicable to this semi-annual report

Item 3	–	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	–	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a)	–	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b)	–	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1)	–	Code of Ethics – Not Applicable to this semi-annual report

12(a)(2)	–	Certifications – Attached hereto

12(a)(3)	–	Not Applicable

12(b)	–	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date: June 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date: June 3, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds II

Date: June 3, 2011